               PIONEER ANNUISTAR(SM) VARIABLE ANNUITY PROSPECTUS:
         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes PIONEER ANNUISTAR VARIABLE ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available for contracts purchased on or after April 30, 2007 are:



AIM VARIABLE INSURANCE FUNDS -- SERIES II        PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  AIM V.I. Mid Cap Core Equity Fund                Pioneer America Income VCT Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     Pioneer Cullen Value VCT Portfolio
  TRUST -- CLASS 2                                 Pioneer Emerging Markets VCT Portfolio
  Franklin Rising Dividends Securities Fund        Pioneer Equity Income VCT Portfolio
  Franklin Small-Mid Cap Growth Securities         Pioneer Equity Opportunity VCT Portfolio
     Fund                                          Pioneer Fund VCT Portfolio
  Templeton Foreign Securities Fund                Pioneer Global High Yield VCT Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY TRUST          Pioneer Growth Shares VCT Portfolio
  Legg Mason Partners Variable Aggressive          Pioneer High Yield VCT Portfolio
     Growth Portfolio -- Class II                  Pioneer Ibbotson Aggressive Allocation VCT
  Legg Mason Partners Variable Capital and            Portfolio
     Income Portfolio -- Class II                  Pioneer Ibbotson Growth Allocation VCT
  Legg Mason Partners Variable Fundamental            Portfolio
     Value Portfolio -- Class I                    Pioneer Ibbotson Moderate Allocation VCT
MET INVESTORS SERIES TRUST                            Portfolio
  Met/AIM Capital Appreciation                     Pioneer International Value VCT Portfolio
     Portfolio -- Class E                          Pioneer Mid Cap Value VCT Portfolio
  MFS(R) Research International                    Pioneer Oak Ridge Large Cap Growth VCT
     Portfolio -- Class B                             Portfolio
  Oppenheimer Capital Appreciation                 Pioneer Real Estate Shares VCT Portfolio
     Portfolio -- Class B                          Pioneer Small and Mid Cap Growth VCT
METROPOLITAN SERIES FUND, INC.                        Portfolio
  BlackRock Money Market Portfolio -- Class A      Pioneer Small Cap Value VCT Portfolio
  MFS(R) Total Return Portfolio -- Class B         Pioneer Strategic Income VCT Portfolio
  Oppenheimer Global Equity                        Pioneer Value VCT Portfolio
     Portfolio -- Class B




-------

Certain Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C -- "Additional Information Regarding The Underlying Funds" for more information.

The Contract, certain Contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 1-866-547-3793 or access the SEC's website (http://www.sec.gov). See Appendix F for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS




Glossary................................      3
Summary.................................      4
Fee Table...............................      8
Condensed Financial Information.........     12
The Annuity Contract....................     13
  Contract Owner Inquiries..............     14
  Purchase Payments.....................     14
  Accumulation Units....................     14
  The Variable Funding Options..........     14
Fixed Account...........................     18
Charges and Deductions..................     18
  General...............................     18
  Withdrawal Charge.....................     19
  Free Withdrawal Allowance.............     20
  Transfer Charge.......................     20
  Administrative Charges................     20
  Mortality and Expense Risk Charge.....     20
  Variable Liquidity Benefit Charge.....     20
  Enhanced Stepped-Up Provision Charge..     21
  Guaranteed Minimum Withdrawal Benefit
     Charge.............................     21
  Guaranteed Minimum Withdrawal Benefit
     For Life Charge....................     21
  Guaranteed Minimum Accumulation
     Benefit Charge.....................     21
  Variable Funding Option Expenses......     21
  Premium Tax...........................     21
  Changes in Taxes Based upon Premium or
     Value..............................     21
Transfers...............................     21
  Market Timing/Excessive Trading.......     22
  Dollar Cost Averaging.................     23
Access to Your Money....................     24
  Systematic Withdrawals................     24
  Managed Distribution Program..........     25
Ownership Provisions....................     25
  Types of Ownership....................     25
     Contract Owner.....................     25
     Beneficiary........................     25
     Annuitant..........................     25
Death Benefit...........................     26
  Death Proceeds before the Maturity
     Date...............................     26
  Enhanced Stepped-Up Provision.........     28
  Payment of Proceeds...................     28
  Spousal Contract Continuance..........     30
  Beneficiary Contract Continuance......     31
  Planned Death Benefit.................     31
  Death Proceeds after the Maturity
     Date...............................     31
Living Benefits.........................     32
  Guaranteed Minimum Withdrawal
     Benefit............................     32
  Guaranteed Minimum Withdrawal Benefit
     For Life...........................     37
  Guaranteed Minimum Accumulation
     Benefit............................     47
The Annuity Period......................     53
  Maturity Date.........................     53
  Allocation of Annuity.................     53
  Variable Annuity......................     53
  Fixed Annuity.........................     54
Payment Options.........................     54
  Election of Options...................     54
  Annuity Options.......................     54
  Variable Liquidity Benefit............     55
Miscellaneous Contract Provisions.......     55
  Right to Return.......................     55
  Termination...........................     55
  Required Reports......................     55
  Suspension of Payments................     56
The Separate Accounts...................     56
  Performance Information...............     56
Federal Tax Considerations..............     57
  General Taxation of Annuities.........     57
  Types of Contracts: Qualified and Non-
     qualified..........................     58
  Qualified Annuity Contracts...........     58
     Taxation of Qualified Annuity
       Contracts........................     58
     Mandatory Distributions for
       Qualified Plans..................     58
     Individual Retirement Annuities....     59
     TSA (ERISA and non-ERISA)..........     60
     Roth IRAs..........................     61
  Non-qualified Annuity Contracts.......     62
     Diversification Requirements for
       Variable Annuities...............     63
     Ownership of the Investments.......     63
     Taxation of Death Benefit
       Proceeds.........................     63
  Other Tax Considerations..............     63
     Treatment of Charges for Optional
       Benefits.........................     63
     Puerto Rico Tax Considerations.....     64
     Non-Resident Aliens................     64
     Tax Credits and Deductions.........     64
Other Information.......................     64
  The Insurance Companies...............     64
  Financial Statements..................     65
  Distribution of Variable Annuity
     Contracts..........................     65
  Conformity with State and Federal
     Laws...............................     67
  Voting Rights.........................     67
  Restrictions on Financial
     Transactions.......................     67
  Legal Proceedings.....................     67
Appendix A: Condensed Financial
  Information for MetLife Insurance
  Company of Connecticut: Separate
  Account Thirteen......................    A-1
Appendix B: Condensed Financial
  Information for MetLife Life and
  Annuity Company of Connecticut:
  Separate Account Fourteen.............    B-1
Appendix C: Additional Information
  Regarding The Underlying Funds........    C-1
Appendix D: The Fixed Account...........    D-1
Appendix E: Waiver of Withdrawal Charge
  for Nursing Home Confinement..........    E-1
Appendix F: Contents of the Statement of
  Additional Information................    F-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P.O. Box 990014, Hartford, CT 96199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is:
MetLife, P.O. Box 371857, Pittsburgh, PA 15250-7857.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403 or 408 or 408A of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- "You" is the Contract Owner and a natural person, a trust established for the benefit of a natural person, or charitable remainder trust.

                                    SUMMARY:

                       PIONEER ANNUISTAR VARIABLE ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen "); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract and/or certain optional benefits may not currently be available for sale in all states. For Contracts issued in New York, a waiver of the withdrawal charge may apply to all Annuity Payments.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), 408A or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See "The Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business (generally 4:00 p.m. Eastern time) on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.40% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are four GMWB rider options. The current charge for GMWB I rider, GMWB II rider and GMWB rider III on an annual basis, is as follows: 0.40%, 0.50%, and 0.25%, respectively. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

The fourth GMWB rider is the Guaranteed Minimum Withdrawal Benefit for Life rider. If you elect the Guaranteed Minimum Withdrawal Benefit for Life ("GMWB for Life" or "Living Income Guarantee") rider, a charge will be deducted daily from amounts in the Variable Funding Options. The charge depends on whether you purchase the Single Life Option or the Joint Life Option. The current charge, on an annual basis, is 0.65% for the Single Life Option and 0.80% for the Joint Life Option. The charge can increase but will never exceed 1.50%. This charge will continue until termination of the rider or Contract. You cannot cancel the rider, although the rider terminates under certain circumstances. (see "Termination".)

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), we will deduct each business day a charge of 0.50% (on an annual basis) from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money - Systematic Withdrawals").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the Prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

     - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract and take required distributions over time, rather than have the death benefit paid in a lump sum to the beneficiary.

     - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

     - GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE" OR "LIVING INCOME GUARANTEE"). For an additional charge, we will guarantee a fixed level of income for life after you attain a certain age as long as you do not withdraw more than a certain amount from your Contract each year. The guarantee is based on Purchase Payments received within two years of your initial purchase. Depending on when you elect to take your first withdrawal, the maximum amount of your investment that you may receive each year is 5%, 6%, or 7%. Payments are guaranteed for your life when you reach age 59 1/2 if you purchase the benefit alone (the "Single Life Option"), or guaranteed for the life of both you and your spouse (the "Joint Life Option") when both you and your spouse reach age 65 if you purchase the benefit with your spouse. The base guarantee increases each year automatically on your anniversary if your Contract Value is greater than the base guarantee. The guarantee is subject to restrictions on withdrawals, and you are required to remain invested in a limited number of specified Variable Funding Options. Currently, you may elect the GMWB for Life rider only at the time of your initial purchase of the Contract, and once you purchase the GMWB for Life rider, you cannot cancel it. Guaranteed withdrawals are also available before the qualifying age, however these payments are not guaranteed for life. There is also a guaranteed lump sum feature available after ten years in lieu of guaranteed periodic payments.

     - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB" OR "ACCUMULATION ADVANTAGE"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE.......................................   6%(1)
(as a percentage of the Purchase Payments withdrawn)





TRANSFER CHARGE.........................................   $10(2)
(assessed on transfers that exceed 12 per year)





VARIABLE LIQUIDITY BENEFIT CHARGE.......................   6%(3)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................   $30(4)


---------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


---------
(2)   We do not currently assess the transfer charge.
(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


---------
(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense ("M & E") risk charge of 1.40% and an administrative expense charge of 0.15% on all Contracts. In addition, for optional features, there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge (maximum of 1.00% upon reset) for GMWB I, a 0.50% current charge (maximum of 1.00% upon reset) for GMWB II, a 0.25% charge for GMWB III, a 0.65% current charge (maximum of 1.50% upon reset) for GMWB for Life (Single Life Option), and a 0.80% current charge (maximum of 1.50% upon reset) for GMWB for Life (Joint Life Option). Below is a summary of all of the maximum charges that may apply, depending on the death benefit and optional features you select:


                                                           STANDARD DEATH BENEFIT    ENHANCED DEATH BENEFIT
                                                           ----------------------    ----------------------


Mortality and Expense Risk Charge*.....................           1.40%                     1.60%
Administrative Expense Charge..........................           0.15%                     0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL
  FEATURES SELECTED....................................           1.55%                     1.75%
Optional E.S.P. Charge.................................           0.20%                     0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY
  SELECTED.............................................           1.75%                     1.95%
Optional GMAB Charge...................................           0.50%                     0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY
  SELECTED.............................................           2.05%                     2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMAB SELECTED(5).....................................           2.25%                     2.45%
Optional GMWB I Charge (maximum upon reset)............           1.00%(6)                  1.00%(6)
Optional GMWB II Charge (maximum upon reset)...........           1.00%(6)                  1.00%(6)
Optional GMWB III Charge...............................           0.25%                     0.25%
Optional GMWB for Life (Single Life Option) Charge
  (maximum upon reset).................................           1.50%(6)                  1.50%(6)
Optional GMWB for Life (Joint Life Option) Charge
  (maximum upon reset).................................           1.50%(6)                  1.50%(6)
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY
  SELECTED.............................................           2.55%                     2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II ONLY
  SELECTED.............................................           2.55%                     2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III
  ONLY SELECTED........................................           1.80%                     2.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB FOR
  LIFE (SINGLE LIFE OPTION) ONLY SELECTED..............           3.05%                     3.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB FOR
  LIFE (JOINT LIFE OPTION) ONLY SELECTED...............           3.05%                     3.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB I SELECTED......................................           2.75%                     2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB II SELECTED.....................................           2.75%                     2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB III SELECTED....................................           2.00%                     2.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB FOR LIFE (SINGLE LIFE OPTION) SELECTED..........           3.25%                     3.45%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB FOR LIFE (JOINT LIFE OPTION) SELECTED...........           3.25%                     3.45%


---------
(5)   GMAB and GMWB cannot both be elected.
(6) The current charges for the available GMWB riders with a reset feature (see "Living Benefits") are as follows:
      * We are waiving the following amounts of the Mortality and Expense Risk
        Charge: an amount equal to the Underlying Fund expenses that are in excess of 1.16% for the Subaccount investing in the Met/AIM Capital Appreciation Portfolio -- Class E.

-------------------------------------------------------------------------------------------
                     GMWB RIDER                                   CURRENT CHARGE
-------------------------------------------------------------------------------------------
GMWB I                                                                0.40%
-------------------------------------------------------------------------------------------
GMWB II                                                               0.50%
-------------------------------------------------------------------------------------------
GMWB for Life (Single Life Option)                                    0.65%
-------------------------------------------------------------------------------------------
GMWB for Life (Joint Life Option)                                     0.80%
-------------------------------------------------------------------------------------------


UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-866-547-3793.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                      MINIMUM       MAXIMUM
                                                                    -----------   -----------


TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1)  fees, and
other expenses)...................................................      0.38%        12.50%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                        DISTRIBUTION              TOTAL    CONTRACTUAL FEE      NET TOTAL
                                                           AND/OR                 ANNUAL        WAIVER            ANNUAL
                                            MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                                FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT       EXPENSES*
----------------                            ----------  ------------  --------  ---------  ---------------  -----------------


AIM VARIABLE INSURANCE FUNDS -- SERIES II
  AIM V.I. Mid Cap Core Equity Fund.......     0.72%        0.25%       0.34%      1.31%         0.00%      1.31%(1)
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST -- CLASS 2
  Franklin Rising Dividends Securities
     Fund.................................     0.60%        0.25%       0.03%      0.88%         0.01%      0.87%(1)(2)
  Franklin Small-Mid Cap Growth Securities
     Fund.................................     0.48%        0.25%       0.30%      1.03%         0.01%      1.02%(1)(2)
  Templeton Foreign Securities Fund.......     0.63%        0.25%       0.18%      1.06%         0.03%      1.03%(1)(2)
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class II++.......     0.75%        0.25%       0.02%      1.02%         0.00%      1.02%(3)(4)
  Legg Mason Partners Variable Capital and
     Income Portfolio -- Class II.........     0.75%        0.25%       0.06%      1.06%         0.11%      0.95%(4)
  Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I...........     0.75%        0.00%       0.02%      0.77%         0.00%      0.77%
MET INVESTORS SERIES TRUST(5)
  Met/AIM Capital Appreciation
     Portfolio -- Class E.................     0.77%        0.15%       0.09%      1.01%           --       1.01%(6)(7)(8)(9)
  MFS(R) Research International
     Portfolio -- Class B.................     0.72%        0.25%       0.14%      1.11%           --       1.11%
  Oppenheimer Capital Appreciation
     Portfolio -- Class B.................     0.57%        0.25%       0.05%      0.87%           --       0.87%(7)
METROPOLITAN SERIES FUND, INC.(10)
  BlackRock Money Market
     Portfolio --  Class A................     0.34%          --        0.04%      0.38%         0.01%      0.37%(11)
  MFS(R) Total Return Portfolio -- Class
     B....................................     0.53%        0.25%       0.05%      0.83%           --       0.83%(12)
  Oppenheimer Global Equity
     Portfolio -- Class B.................     0.53%        0.25%       0.09%      0.87%           --       0.87%
PIONEER VARIABLE CONTRACTS TRUST -- CLASS
  II
  Pioneer America Income VCT Portfolio....     0.50%        0.25%       0.16%      0.91%           --       0.91%
  Pioneer Cullen Value VCT Portfolio......     0.70%        0.25%       0.73%      1.68%         0.68%      1.00%(13)
  Pioneer Emerging Markets VCT Portfolio..     1.15%        0.25%       0.35%      1.75%           --       1.75%
  Pioneer Equity Income VCT Portfolio.....     0.65%        0.25%       0.04%      0.94%           --       0.94%
  Pioneer Equity Opportunity VCT
     Portfolio............................     0.75%        0.25%      11.50%     12.50%        11.25%      1.25%(14)

                                                        DISTRIBUTION              TOTAL    CONTRACTUAL FEE      NET TOTAL
                                                           AND/OR                 ANNUAL        WAIVER            ANNUAL
                                            MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                                FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT       EXPENSES*
----------------                            ----------  ------------  --------  ---------  ---------------  -----------------

  Pioneer Fund VCT Portfolio..............     0.65%        0.25%       0.05%      0.95%           --       0.95%
  Pioneer Global High Yield VCT
     Portfolio............................     0.65%        0.25%       1.32%      2.22%         1.22%      1.00%(13)
  Pioneer Growth Shares VCT Portfolio.....     0.70%        0.25%       0.38%      1.33%           --       1.33%
  Pioneer High Yield VCT Portfolio........     0.65%        0.25%       0.09%      0.99%           --       0.99%
  Pioneer International Value VCT
     Portfolio............................     0.85%        0.25%       0.59%      1.69%           --       1.69%
  Pioneer Mid Cap Value VCT Portfolio.....     0.65%        0.25%       0.06%      0.96%           --       0.96%
  Pioneer Oak Ridge Large Cap Growth VCT
     Portfolio............................     0.75%        0.25%       0.37%      1.37%         0.42%      0.95%(15)
  Pioneer Real Estate Shares VCT
     Portfolio............................     0.80%        0.25%       0.11%      1.16%           --       1.16%
  Pioneer Small and Mid Cap Growth VCT
     Portfolio............................     0.75%        0.25%       1.36%      2.36%         1.36%      1.00%(13)
  Pioneer Small Cap Value VCT Portfolio...     0.75%        0.25%       0.33%      1.33%           --       1.33%(16)
  Pioneer Strategic Income VCT Portfolio..     0.65%        0.25%       0.17%      1.07%           --       1.07%
  Pioneer Value VCT Portfolio.............     0.70%        0.25%       0.17%      1.12%           --       1.12%




                                                                                                                 NET TOTAL
                                                                                                                   ANNUAL
                                                                                                                 OPERATING
                                               DISTRIBUTION              TOTAL    CONTRACTUAL FEE  NET TOTAL      EXPENSES
                                                  AND/OR                 ANNUAL        WAIVER        ANNUAL      INCLUDING
                                   MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE  OPERATING     UNDERLYING
UNDERLYING FUND:                       FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES*   FUND EXPENSES
----------------                   ----------  ------------  --------  ---------  ---------------  ---------  ---------------


PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Ibbotson Aggressive
     Allocation VCT Portfolio....     0.17%        0.25%       0.98%     1.40%         0.66%       0.74%(18)     1.59%(17)
  Pioneer Ibbotson Growth
     Allocation VCT Portfolio....     0.17%        0.25%       0.11%     0.53%         0.15%       0.38%(18)     1.18%(17)
  Pioneer Ibbotson Moderate
     Allocation VCT Portfolio....     0.17%        0.25%       0.18%     0.60%         0.21%       0.39%(18)     1.15%(17)


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.
(1) Other Expenses include "Acquired Fund Fees and Expenses" which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year, in the amount of 0.02% for AIM V.I. Mid Cap Core Equity Fund, 0.01% for Franklin Rising Dividends Securities Fund and Franklin Small-Mid Cap Growth Securities Fund, and 0.03% for Templeton Foreign Securities Fund.
(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fee and expenses are due to those of the acquired fund. This reduction is required by the Trust's Board of Trustees and an exemptive order of the Securities and Exchange Commission ("SEC").
(3) Other expenses have been estimated based on expenses incurred by Class I shares because no Class II shares were outstanding on October 31, 2006.
(4) Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.95% for Class II until May 1, 2008.
(5) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(6) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(7) The Management Fee has been restated to reflect an amended management fee schedule, as if the agreement had been in effect during the previous fiscal year.
(8) This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.
(9) The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(10) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.355% for the next $500 million.
(12) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(13) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce expenses to 1.00%.

(14) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce expenses to 1.25%.
(15) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce expenses to 0.95%.
(16) Other expenses include fees and expenses of 0.12% incurred indirectly by the Fund as a result of its investment in other investment companies (each, an Acquired Fund).
(17) In addition to the operating expenses, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. The actual indirect expenses incurred by a shareholder will vary based upon the Portfolio's actual allocation of its assets and the actual expenses of the underlying funds. The average expense ratio of underlying funds is estimated to be 0.85% for the Pioneer Ibbotson Aggressive Allocation VCT Portfolio, 0.80% for the Pioneer Ibbotson Growth Allocation Portfolio, and 0.76% for the Pioneer Ibbotson Moderate Allocation Portfolio, in each case based upon (i) Ibbotson's initial target allocation of the Portfolio's assets among underlying funds and (ii) the historical gross expense ratio of the underlying funds for their most recent fiscal year. The total operating expenses of the Portfolio, including the estimated average expense ratio of the underlying funds, before any applicable fee waiver or expense limitation, are 2.25% for Pioneer Ibbotson Aggressive Allocation Portfolio, 1.33% for the Pioneer Ibbotson Growth Allocation Portfolio, and 1.36% for the Pioneer Ibbotson Moderate Allocation Portfolio.
(18) The expenses in the table, other than "Estimated average expense ratio of underlying funds," reflect the expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated average expense ratio of underlying funds," to 0.74% for Pioneer Ibbotson Aggressive Allocation VCT Portfolio, 0.38% for Pioneer Ibbotson Growth Allocation VCT Portfolio, and 0.39% for Pioneer Ibbotson Moderate Allocation VCT Portfolio of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit, and the Guaranteed Minimum Withdrawal Benefit for Life rider (assuming the maximum 1.50% charge applies in all Contract Years).


                                                                                          IF CONTRACT IS NOT SURRENDERED OR
                                                IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT THE END OF PERIOD
                                                      END OF PERIOD SHOWN:                             SHOWN:
                                         ----------------------------------------------  ----------------------------------
FUNDING OPTION                             1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                           ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Minimum Total
Annual Operating Expenses..............      $989      $1,626      $2,333       $4,015       $389      $1,176      $1,973
Underlying Fund with Maximum Total
Annual Operating Expenses..............    $2,131      $4,616      $6,673      $10,072     $1,531      $4,166      $6,313

                                             IF
                                          CONTRACT
                                           IS NOT
                                           SURREN-
                                          DERED OR
                                         ANNUITIZED
                                         AT THE END
                                          OF PERIOD
                                           SHOWN:
                                         ----------
FUNDING OPTION                            10 YEARS
--------------                           ----------


Underlying Fund with Minimum Total
Annual Operating Expenses..............     $4,015
Underlying Fund with Maximum Total
Annual Operating Expenses..............    $10,072


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Pioneer Annuistar Variable Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.


                                                          MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
            DEATH BENEFIT/OPTIONAL FEATURE                      ANNUITANT ON THE CONTRACT/RIDER DATE
------------------------------------------------------    -----------------------------------------------


Standard Death Benefit                                                           80
Enhanced Death Benefit                                                           75
Enhanced Stepped-Up Provision (E.S.P.)                                           75


Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-547-3793.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent. Where permitted by law, we may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or, liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or, taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance, in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees

(see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Funds' 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of Variable Annuity Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Underlying Funds' 12b-1 Plan decrease the Funds' investment return.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-866-547-3793 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AIM VARIABLE INSURANCE
  FUNDS -- SERIES II
  AIM V.I. Mid Cap Core Equity     Seeks long-term growth of          A I M Advisors, Inc.
     Fund                          capital.
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS
  TRUST -- CLASS 2
  Franklin Rising Dividends        Seeks long-term capital            Franklin Advisory Services, LLC
     Securities Fund               appreciation, with preservation
                                   of capital as an important
                                   consideration.
  Franklin Small-Mid Cap Growth    Seeks long-term capital growth.    Franklin Advisers, Inc.
     Securities Fund
  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund                                                             Subadvisor: Franklin Templeton
                                                                      Investment Management Limited
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth                                                LLC
     Portfolio -- Class II                                            Subadviser: ClearBridge Advisors,
                                                                      LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Legg Mason Partners Variable     Seeks total return (that is, a     Legg Mason Partners Fund Advisor,
     Capital and Income            combination of income and long     LLC
     Portfolio -- Class II         term capital appreciation).        Subadvisers: ClearBridge
                                                                      Advisors, LLC and Western Asset
                                                                      Management Company
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value             Current income is a secondary      LLC
     Portfolio -- Class I          consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
MET INVESTORS SERIES TRUST
  Met/AIM Capital Appreciation     Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class E                                             Subadviser: A I M Capital
                                                                      Management, Inc.
  MFS(R) Research International    Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class B                                             Subadviser: Massachusetts
                                                                      Financial Services Company
  Oppenheimer Capital              Seeks capital appreciation.        Met Investors Advisory LLC
     Appreciation                                                     Subadviser: OppenheimerFunds,
     Portfolio -- Class B                                             Inc.
METROPOLITAN SERIES FUND, INC.
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio --  Class A         income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class B          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company

  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class B                                             Subadviser: OppenheimerFunds,
                                                                      Inc.
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer America Income VCT       Seeks as high a level of current   Pioneer Investment Management,
     Portfolio                     income as is consistent with       Inc.
                                   preservation of capital.
  Pioneer Cullen Value VCT         Seeks capital appreciation, with   Pioneer Investment Management,
     Portfolio                     current income as a secondary      Inc.
                                   objective.                         Subadviser: Cullen Capital
                                                                      Management, Inc.
  Pioneer Emerging Markets VCT     Seeks long-term growth of          Pioneer Investment Management,
     Portfolio                     capital.                           Inc.
  Pioneer Equity Income VCT        Seeks current income and long-     Pioneer Investment Management,
     Portfolio                     term growth of capital from a      Inc.
                                   portfolio consisting primarily of
                                   income producing equity
                                   securities of U.S. corporations.
  Pioneer Equity Opportunity VCT   Seeks long-term capital growth.    Pioneer Investment Management,
     Portfolio                     As a secondary objective, the      Inc.
                                   portfolio may seek income.
  Pioneer Fund VCT Portfolio       Seeks reasonable income and        Pioneer Investment Management,
                                   capital growth.                    Inc.
  Pioneer Global High Yield VCT    Seeks to maximize total return     Pioneer Investment Management,
     Portfolio                     through a combination of income    Inc.
                                   and capital appreciation.
  Pioneer Growth Shares VCT        Seeks appreciation of capital.     Pioneer Investment Management,
     Portfolio                                                        Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Pioneer High Yield VCT           Seeks to maximize total return     Pioneer Investment Management,
     Portfolio                     through a combination of income    Inc.
                                   and capital appreciation.
  Pioneer Ibbotson Aggressive      Seeks long-term capital growth.    Pioneer Investment Management,
     Allocation VCT Portfolio                                         Inc.
                                                                      Subadviser: Ibbotson Associates,
                                                                      LLC
  Pioneer Ibbotson Growth          Seeks long-term capital growth     Pioneer Investment Management,
     Allocation VCT Portfolio      and current income.                Inc.
                                                                      Subadviser: Ibbotson Associates,
                                                                      LLC
  Pioneer Ibbotson Moderate        Seeks long-term capital growth     Pioneer Investment Management,
     Allocation VCT Portfolio      and current income.                Inc.
                                                                      Subadviser: Ibbotson Associates,
                                                                      LLC
  Pioneer International Value VCT  Seeks long-term capital growth.    Pioneer Investment Management,
     Portfolio                                                        Inc.
  Pioneer Mid Cap Value VCT        Seeks capital appreciation by      Pioneer Investment Management,
     Portfolio                     investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
  Pioneer Oak Ridge Large Cap      Seeks capital appreciation.        Pioneer Investment Management,
     Growth VCT Portfolio                                             Inc.
                                                                      Subadviser: Oak Ridge
                                                                      Investments, LLC
  Pioneer Real Estate Shares VCT   Seeks long-term growth of          Pioneer Investment Management,
     Portfolio                     capital. Current income is the     Inc.
                                   portfolio's secondary investment   Subadviser: AEW Management and
                                   objective.                         Advisors, L.P.
  Pioneer Small and Mid Cap        Seeks long term capital growth.    Pioneer Investment Management,
     Growth VCT Portfolio                                             Inc.
                                                                      Subadviser: L. Roy Papp &
                                                                      Associates, LLP
  Pioneer Small Cap Value VCT      Seeks capital growth by investing  Pioneer Investment Management,
     Portfolio                     in a diversified portfolio of      Inc.
                                   securities consisting primarily
                                   of common stocks.
  Pioneer Strategic Income VCT     Seeks a high level of current      Pioneer Investment Management,
     Portfolio                     income.                            Inc.
  Pioneer Value VCT Portfolio      Seeks reasonable income and        Pioneer Investment Management,
                                   capital growth.                    Inc.


                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix D for more information.

                             CHARGES AND DEDUCTIONS

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GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your registered representative and

     -    other costs of doing business

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:


         YEARS SINCE PURCHASE PAYMENT MADE            WITHDRAWAL CHARGE
--------------------------------------------------    -----------------
  GREATER THAN OR EQUAL TO         BUT LESS THAN


           0 years                    2 years                 6%
           2 years                    4 years                 5%
           4 years                    5 years                 4%
           5 years                    6 years                 3%
           6 years                    7 years                 2%
          7+ years                                            0%


For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a)  any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     -    if a lifetime annuity payout has begun

     - if you elect Annuity Payments for a fixed period of at least five year's duration, or

     -    under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal allowance applies to any partial or full withdrawal. The free withdrawal allowance is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. The annual Contract administrative charge will be deducted on a pro rata basis from amounts allocated to the Variable Funding Options. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. The M&E charge equals 1.40% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your registered representative.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


Please refer to Payment Options for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both age 75 or younger on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE") CHARGE

If you elect the GMWB for Life rider, a charge is deducted daily from amounts held in each Variable Funding Option. The current charge, on an annual basis, is 0.65% if you select the Single Life Option, or 0.80% if you select the Joint Life Option. Your current charge may increase when your benefits automatically reset, unless you notify us not to reset your benefits (see "LIVING
BENEFITS -- Guaranteed Minimum Withdrawal Benefit for Life"). The charge will never exceed 1.50%. The charge will continue until termination of the rider or Contract. You cannot cancel the rider, although the rider terminates under certain circumstances (see "Termination").

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request, which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., Franklin Small-Mid Cap Growth Securities Fund, Templeton Foreign Securities Fund, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Global High Yield VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Small and Mid Cap Growth VCT Portfolio, Pioneer Small Cap Value VCT Portfolio, and Pioneer Strategic Income VCT Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as separate accounts funding variable insurance contracts or retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Special DCA Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the DCA Program period selected to the current funding options over the remainder of that DCA Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or the Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law). There is currently no additional fee for electing systematic withdrawals.

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations".) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     -    the death benefit will not be payable upon the Annuitant's death

     -    the Contingent Annuitant becomes the Annuitant

     -    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see The Annuity Contract section).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "Owner". All death benefits will be reduced by any premium tax and outstanding loans not previously deducted.

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value

     (2)  your Adjusted Purchase Payment (see below) or*

     (3)  the Step-Up Value (if any, as described below)

ENHANCED DEATH BENEFIT



--------------------------------------------------------------------------------------
If the Annuitant dies before
age 80, the death benefit will
be the greatest of:                 -  the Contract Value;
                                    -  your Adjusted Purchase Payment (see below)*;
                                    -  the Step-Up Value, if any, as described below
                                       or
                                    -  the Roll-Up Death Benefit Value (as described
                                       below)
--------------------------------------------------------------------------------------
If the Annuitant dies on or
after age 80, the death benefit
will be the greatest of:            -  the Contract Value;
                                    -  your Adjusted Purchase Payment (see below)* or
                                    -  the Step-Up Value, if any, as described below
                                       or
                                    -  the Roll-Up Death Benefit Value (as described
                                       below) on the Annuitant's 80th birthday, plus
                                       any additional Purchase Payments and minus any
                                       partial surrender reductions (as described
                                       below) that occur after the Annuitant's 80th
                                       birthday
--------------------------------------------------------------------------------------


* If you have elected a GMWB Rider (Principal Guarantee) your Adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider. If you purchased the GMWB for Life (Living Income Guarantee) rider and if your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, your Adjusted Purchase Payment will not be calculated as described below, but instead will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the GMWB for Life (Living Income Guarantee) rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE(+)

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b)   is any Purchase Payment made during the previous Contract Year

     c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b) is any Purchase Payment made since the previous Contract Date anniversary

     c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee) or GMWB for Life (Living Income Guarantee) rider.

(+) May not be available in all states. Please check with your registered representative.

PARTIAL SURRENDER REDUCTIONS

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

           50,000 x (10,000/55,000) = $9,090

Your new Adjusted Purchase Payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

           50,000 x (10,000/30,000) = $16,666

Your new Adjusted Purchase Payment would be 50,000-16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

           50,000 x (10,000/55,000) = $9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

           50,000 x (10,000/30,000) = $16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE. THIS PROVISION MAY NOT BE AVAILABLE IN ALL STATES. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE.

THE RIDER EFFECTIVE DATE is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

           50,000 x (10,000/55,000) = $9,090

You new modified Purchase Payment would be $50,000-$9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

           50,000 x (10,000/30,000) = $16,666

Your new modified Purchase Payment would be 50,000-16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary(ies), or if    the beneficiary elects to      Yes
ANNUITANT) (WITH NO JOINT     none, to the Contract          continue the Contract rather
OWNER)                        Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)  The beneficiary(ies), or if    the beneficiary elects to      Yes
(WITH NO JOINT OWNER)         none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The surviving joint owner.                                    Yes
IS NOT THE ANNUITANT)
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The beneficiary(ies), or if    the beneficiary elects to      Yes
IS THE ANNUITANT)             none, to the surviving joint   continue the Contract rather
                              owner.                         than receive the lump sum
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The surviving joint owner.     the spouse elects to           Yes
NOT THE ANNUITANT)                                           continue the Contract.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The beneficiary(ies) or, if    the spouse elects to           Yes
THE ANNUITANT)                none, to the surviving joint   continue the Contract.
                              owner.
                                                             A spouse who is not the
                                                             beneficiary may decline to
                                                             continue the Contract and
                                                             instruct the Company to pay
                                                             the beneficiary who may
                                                             elect to continue the
                                                             Contract.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE     The beneficiary(ies), or if    the beneficiary elects to      Yes
CONTRACT OWNER)               none, to the Contract Owner.   continue the Contract rather
                                                             than receive the
                                                             distribution.
                                                             But, if there is a
                                                             Contingent Annuitant, then,
                                                             the Contingent Annuitant
                                                             becomes the Annuitant and
                                                             the Contract continues in
                                                             effect (generally using the
                                                             original Maturity Date). The
                                                             proceeds will then be paid
                                                             upon the death of the
                                                             Contingent Annuitant or
                                                             owner.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

ANNUITANT (WHERE OWNER IS A   The beneficiary(ies) or if                                    Yes. Death of
NON-NATURAL ENTITY/TRUST)     none, to the owner.                                           Annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary(ies), or if    the beneficiary elects to      Yes
                              none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive a lump sum
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Code are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the Annuitant's death, the 5-year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Please note that spousal continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Please consult a tax advisor before electing this option.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    take a loan

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers four different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The four GMWB riders described in this prospectus are called "GMWB I", "GMWB II", "GMWB III" , and "GMWB for Life" (described separately below); we may refer to any one of these as GMWB. The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS


--------------------------------------------------------------------------------------------------------------
         NAME OF RIDER:                    GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
ALSO CALLED:                         Principal Guarantee    Principal Guarantee 5/10    Principal Guarantee 5
--------------------------------------------------------------------------------------------------------------
AVAILABILITY:                         Not available for       Available on or after     Available on or after
                                    purchase on or after        March 21, 2005 if         March 21, 2005 if
                                   March 21, 2005, unless    approved in your state    approved in your state
                                   GMWB II is not approved
                                        in your state
--------------------------------------------------------------------------------------------------------------


You may elect a GMWB rider or GMWB for Life only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
If you make your first                    5% of RBB                 5% of RBB                 5% of RBB
withdrawal before the 3rd
anniversary
after you purchase GMWB:
--------------------------------------------------------------------------------------------------------------
If you make your first                   10% of RBB                10% of RBB                 5% of RBB
withdrawal after the 3(rd)
anniversary after you purchase
GMWB:
--------------------------------------------------------------------------------------------------------------


ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

     - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

     - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES. The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.

Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $100,000        $100,000               $5,000         $100,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $110,000        $100,000               $5,000          $90,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
PARTIAL
WITHDRAWAL
REDUCTION
(PWR)             N/A         (100,000 x           [5,000 x (1-         N/A         (100,000 x           [5,000 x (1-
                           10,000/110,000) =    90,000/100,000)] =               10,000/90,000) =     88,889/100,000)] =
                                 9,091                  500                           $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
GREATER OF
PWR OR THE
DOLLAR AMOUNT
OF THE
WITHDRAWAL                      $10,000                                               $11,111

                            (10,000>9,091)                                        (11,111>10,000)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $10,000                $500           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
AFTER
WITHDRAWAL     $100,000         $90,000               $4,500          $80,000         $88,889               $4,444
--------------------------------------------------------------------------------------------------------------------------


                          WITHDRAWAL EXAMPLE FOR GMWB I


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $100,000        $100,000               $5,000         $100,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $110,000        $100,000               $5,000          $90,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
AFTER
WITHDRAWAL     $100,000         $90,909               $4,545          $80,000         $88,889               $4,444

                         [100,000 -- (100,000         [(5,000                  [100,000 -- (100,000        [5,000 x
                           x10,000/110,000)]     x90,909/100,000)]               x10,000/90,000)]      (88,889/100,000)]
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $9,091                 $455           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------


TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY). If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

          -    a qualified retirement plan (Code Section 401),

          -    a tax-sheltered annuity (Code Section 403(b)),

          -    an individual retirement account (Code Sections 408(a)),

          -    an individual retirement annuity (Code Section 408(b)), or

          -    a qualified deferred compensation plan (Code Section 457).

          Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

     - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

     - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

     - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9 , Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

     - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

          You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

     - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY). If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the charge may increase if you elect to reset the RBB (the charge will never exceed the guaranteed maximum charge). Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE. The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
Current Annual Charge                       0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
Maximum Annual Charge After a               1.00%                     1.00%                      N/A
Reset
--------------------------------------------------------------------------------------------------------------


MAXIMUM RBB. Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION. Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5(th) anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB. If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

     - The total annual payment amount will equal the AWB and will never exceed your RBB, and

     - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
AWB                                  5% of RBB if first        5% of RBB if first             5% of RBB
                                   withdrawal before 3(rd)   withdrawal before 3(rd)
                                   anniversary 10% of RBB    anniversary 10% of RBB
                                     if first withdrawal       if first withdrawal
                                   after 3(rd) anniversary   after 3(rd) anniversary
--------------------------------------------------------------------------------------------------------------
ANNUAL CHARGE                               0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
RESET                                        Yes                       Yes                       No
--------------------------------------------------------------------------------------------------------------
CAN I CANCEL MY GMWB?                        No               Yes, after the 5(th)      Yes, after the 5(th)
                                                               anniversary of GMWB       anniversary of GMWB
                                                                    purchase                  purchase
--------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS                      No                        Yes                       Yes
--------------------------------------------------------------------------------------------------------------
WAIVER OF RECALCULATION OF AWB               No                        Yes                       Yes
FOR DISTRIBUTIONS FROM TAX-
QUALIFIED PLANS
--------------------------------------------------------------------------------------------------------------


GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE" OR "LIVING INCOME GUARANTEE")

SUMMARY OF BENEFITS. At the time you Purchase the Contract, for an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit for Life, or "GMWB for Life". The GMWB for Life rider is designed to protect your investment from poor market performance. The GMWB for Life rider:

     - Guarantees a fixed level of income for life after you attain a certain age as long as you do not withdraw more than a certain amount from your Contract each year;

     -    Can be purchased for you alone or with your spouse;

     -    Can accommodate tax-qualified distributions from your Contract;

     - Increases in value on each anniversary if your Contract Value increases through an automatic reset feature;

     - Can provide an income until your guaranteed amount is recovered if your circumstances change before you reach the minimum age to begin lifetime income, as long as you do not withdraw more than a certain amount from your Contract each year;

     - Offers the option to receive a lump sum after a period of years in lieu of the guarantee to take periodic payments if your circumstances change.

You must continue to meet several restrictions and conditions in order to receive the benefits of the GMWB for Life rider. Withdrawals that exceed the allowable annual maximum will more rapidly decrease the guarantees under the rider. Also, to be eligible for the guarantees you are permitted to invest only in a limited number of specified Variable Funding Options. Only Purchase Payments that you make within two years of purchase are eligible for the guarantees. See below for details.

Currently, you may elect the GMWB for Life rider only at the time of your initial purchase of the Contract. In the future we may allow Contract Owners to add the rider after purchase. You may not elect the GMWB for Life rider if you have also elected the GMWB or GMAB rider offered under this Contract. The GMWB for Life rider many not be available in all states. You may not elect the GMWB for Life rider if you have a loan outstanding, and you may not take out a loan once you elect the GMWB for Life rider. Once you purchase the GMWB for Life rider, you cannot cancel it.

In written materials other than this prospectus, we may refer to the GMWB for Life rider using different names. These names are "Living Income Guarantee" and "Living Income Guarantee for 2". These names refer to the same GMWB for Life rider described in this prospectus.

SINGLE LIFE OPTION OR JOINT LIFE OPTION. The GMWB for Life rider is designed for use by you alone (the "Single Life Option"), or you and your spouse (the "Joint Life Option"). You must select either the Single Life Option or the Joint Life Option at the time you elect the GMWB for Life rider.

The Single Life Option is available to all Contract Owners. However, if you select the Single Life Option and your Contract is jointly owned, the age of the older joint owner will determine when you are eligible for lifetime benefits under the rider, and income is guaranteed only over the lifetime of the older joint owner.

The Joint Life Option is only available if you name your spouse as the joint owner or sole beneficiary of your Contract. Under the Joint Life Option, income is guaranteed over the joint lifetime of both you and your spouse. Under the Joint Life Option, the age of the younger spouse determines when you are eligible for lifetime benefits under the rider. This means you and your spouse will have to wait until the younger of you reaches the minimum age to qualify for the lifetime benefit.

REMAINING BENEFIT BASE ("RBB"). The guarantees under the GMWB for Life rider are determined by applying an annual percentage to a base amount that we calculate called the "remaining benefit base" or "RBB."

Your initial RBB is equal to your initial Purchase Payment if you elect GMWB for Life when you purchase your Contract. If in the future we permit the rider to be added after the Contract is issued, then your initial RBB is equal to your Contract Value when you elect the rider. The RBB is not a lump sum guarantee, rather, it is used to determine the amount that we return to you through a series of payments that annually do not exceed a percentage of your RBB.

Your RBB is subject to a maximum of $5,000,000 for all deferred variable annuities issued by us in the same calendar year to you.

LIFETIME WITHDRAWAL BENEFIT ("LWB"). The annual percentage of your RBB that is available for withdrawal is called the "Lifetime Withdrawal Benefit" or "LWB. " Each year you may take withdrawals that do not exceed your LWB.

The level of your initial LWB payment depends on whether your GMWB for Life rider was issued under the Single Life Option or the Joint Life Option, and the timing of your first withdrawal from your Contract. You are eligible to receive payments under the LWB after you attain a certain age as shown below. Under the Joint Life Option, the age of the younger spouse determines eligibility. Under the Single Life Option, if your Contract is jointly owned, the age of the older joint owner determines eligibility.

--------------------------------------------------------------------------------------------
                                                        MAXIMUM AGE TO BE ELIGIBLE TO
                                                                 RECEIVE LWB
--------------------------------------------------------------------------------------------
Single Life Option                                              59 1/2 years
--------------------------------------------------------------------------------------------
Joint Life Option                                                 65 years
--------------------------------------------------------------------------------------------


Your initial LWB is calculated as a percentage of the RBB immediately before your first withdrawal:


-------------------------------------------------------------------------------------
SINGLE LIFE OPTION                                                             LWB
-------------------------------------------------------------------------------------
If you make your first withdrawal BEFORE the 5(th) anniversary after you
  purchase GMWB for Life:                                                   5% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 5(th) anniversary, but
  before the 10(th) anniversary:                                            6% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 10(th) anniversary:       7% of RBB
-------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------
JOINT LIFE OPTION                                                              LWB
-------------------------------------------------------------------------------------
If you make your first withdrawal BEFORE the 8(th) anniversary after you
  purchase GMWB for Life:                                                   5% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 8(th) anniversary, but
  before the 15th anniversary:                                              6% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 15(th) anniversary:       7% of RBB
-------------------------------------------------------------------------------------


You should carefully choose when you take your first withdrawal from your Contract, because it will determine your LWB annual percentage which will not change for the life of your Contract. For example, if you take your first withdrawal before the 5th anniversary, your LWB will be 5% of RBB for the life of your Contract, and you will never qualify for a 6% or 7% of RBB.

As long as your total annual withdrawals do not exceed your LWB amount, you may continue to take your LWB payments until death, even if the aggregate payments exceed your RBB. Under the Joint Life Option, payments cease upon the death of the last surviving spouse. Under the Single Life Option, payments cease upon your death, or the death of the older joint owner.

You may adjust the amount and frequency of payments during the year. Each year you may take your LWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your LWB without affecting your guarantee. If you choose to receive only a part of, or none of, your LWB in any given year, your LWB in any subsequent year will not be increased. In certain circumstances we may limit the frequency of LWB payments to annual, such as payments under our Managed Distribution Program, payments to a beneficiary after your death, or if your Contract Value reduces to zero (see below).

ADDITIONAL PREMIUM. Additional Purchase Payments made within two years after you purchase the GMWB for Life rider will increase your RBB, which will serve to increase your LWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new LWB is equal to the LWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original LWB as shown above.

Additional Purchase Payments made more than two years after you purchase the GMWB for Life rider will not be included in your RBB, and will be excluded from the guarantees under your rider. However, additional Purchase Payments will be added to your Contract Value and would be reflected in any reset of the RBB. (See the "Reset" section below.)

WITHDRAWALS. When you make a withdrawal, your LWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase of GMWB for Life (or "GMWB for Life Anniversary"), including the current withdrawal, does not exceed your LWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB for Life Anniversary, including the current withdrawal, exceeds your LWB immediately prior to the current withdrawal, we will recalculate your RBB and LWB.

To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a proportional "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

To recalculate your LWB, we reduce your LWB by a partial withdrawal reduction, which is equal to 1) the LWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by
3) the RBB immediately prior to the current withdrawal.

These recalculations magnify the effect of a withdrawal when your Contract Value is less than your RBB, as shown in the example below.

WITHDRAWAL EXAMPLES The following example is intended to illustrate the effect of withdrawals on your RBB and LWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is greater than 65, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                               WITHDRAWAL EXAMPLE


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                LWB (5%)          VALUE            RBB                LWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $100,000        $100,000               $5,000         $100,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL
AND AFTER THE
FIRST GMWB
ANNIVERSARY    $110,000        $110,000               $5,500          $90,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
PARTIAL
WITHDRAWAL
REDUCTION         N/A         (110,000 x           (5,500 x (1-         N/A         (100,000 x            (5,000 X(1-
                           10,000/110,000) =    100,000/ 110,000) =              10,000/90,000) =      88,889/100,000) =
                                10,000                  500                           $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
GREATER OF
PWR OR THE
DOLLAR AMOUNT
OF THE
WITHDRAWAL                      $10,000                                               $11,111

                            (10,000=10,000)                                       (11,111>10,000)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $10,000                $500           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
AFTER
WITHDRAWAL     $100,000        $100,000               $5,000          $80,000         $88,889               $4,444
--------------------------------------------------------------------------------------------------------------------------


RESET. On each anniversary after you purchase the GMWB for Life rider, we will automatically reset your RBB, under our Automatic RBB Reset Program, to an amount equal to 100% of the then Contract Value. We will not automatically reset your RBB if the Contract Value on your anniversary is less than your current RBB, or, if you (or you and your spouse) are over age 85.

You may choose to opt out of the Automatic RBB Reset Program, if a reset of your RBB would cause the charge for your rider to increase. This can happen since the rate you pay for the rider will be changed to the rate in effect at the time of reset and that may be higher than the rate before the reset. We will send you advance notice if the charge for your rider would increase upon reset in order to give you the opportunity to opt out of the Automatic RBB Reset Program. In order to opt out of the Automatic RBB Reset Program, you must notify us in writing which we must receive by the 7th calendar day prior to the scheduled reset. Your rider will no longer be reset for the life of the rider unless you subsequently elect in writing to opt back into the Automatic RBB Reset Program. Your opt back in election will go into effect upon the next GMWB for Life Anniversary following the receipt of your request.

Upon reset, the LWB will be recalculated as the greater of the a) LWB prior to the reset, or b) a percentage of the Reset RBB value. The percentage will equal the percentage of the RBB (e.g. 5%) used in determining the initial LWB.

GUARANTEED PRINCIPAL OPTION. If your circumstances change and you no longer want the lifetime features of the GMWB for Life rider, you may wish to opt out and receive an adjustment to your Contract Value. In this case, once you have held the rider for ten (10) years or more you will have the option each year to elect the Guaranteed Principal Option. Each year you will have a 30-day window period during which you may elect the option. You may only elect the option once, as your GMWB for Life rider will terminate when you exercise the option.

The Guaranteed Principal Option will be paid to you as a positive adjustment to your Contract Value. The adjustment is equal to (a) minus (b):

     a) Purchase Payments credited within 120 days after you purchase the GMWB for Life rider, reduced by a "Percentage Reduction in the Contract Value" attributable to any partial withdrawals taken.

          We compute the "Percentage Reduction in Contract Value" attributable to a partial withdrawal by dividing the dollar amount of the withdrawal, plus any applicable withdrawal charges, by the Contract Value immediately preceding such withdrawal. We apply the Percentage Reduction in the Contract Value as a factor equal to 1 minus the percentage reduction.

     b) Your Contract Value on the GMWB Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For example, assume you make a single Purchase Payment of $100,000 and elect the GMWB for Life rider. Also assume that you make no withdrawals, and that ten years later your Contract Value has declined to $80,000. If you elect to receive the Guaranteed Principal Option, we will apply $20,000 to your Contract Value to restore it to $100,000.

To exercise the Guaranteed Principal Option you must notify us in writing within 30 days following any anniversary of your purchase of the GMWB for Life rider, on or after the tenth (10th) anniversary of your purchase of the rider. We will adjust your Contract Value at the end of the 30-day window period.

The adjustment will be added to each Variable Funding Option in the ratio that the Contract Value in such Variable Funding Option bears to the total Contract Value in all Variable Funding Options. The adjustment will never be less than zero.

If you exercise the Guaranteed Principal Option, the GMWB for Life rider will terminate on the date the adjustment is added to your Contract Value.

Only Purchase Payments credited within 120 days after you purchase the GMWB for Life rider are taken into consideration in determining the amount paid under the Guaranteed Principal Option. If you anticipate making Purchase Payments after the 120-day period, you should understand that such payments will not increase the amount paid under the Guaranteed Principal Option. However, Purchase Payments credited after 120 days are added to your Contract Value and will impact whether or not any benefit is due. Therefore, GMWB for Life may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the GMWB for Life rider for this feature.

REQUIRED ALLOCATION OF YOUR CONTRACT VALUE AND PREMIUM PAYMENTS. If you elect the GMWB for Life rider, you will be required to invest in a limited number of specific Variable Funding Options, and you will be foreclosed from investing in all the other Variable Funding Options that would otherwise be available to you while the rider is in effect. In addition, you may not allocate any portion of your Contract Value or Premium Payments to the Fixed Account.

You will be required to allocate 100% of your Contract Value or Purchase Payments to one or more of the following Variable Funding Options. Some of these Variable Funding Options invest in mutual funds that invest in other mutual funds, also known as "funds of funds." Please see the section in this prospectus entitled "Variable Funding Options" for a description of the investment objectives of these Variable Funding Options, as well as the section entitled "Fee Table" for the charges associated with these Variable Funding Options.

                               PERMITTED VARIABLE FUNDING OPTIONS
                    --------------------------------------------------------


                          LEGG MASON PARTNERS VARIABLE EQUITY
                            TRUST -- CLASS  II
                            Legg Mason Partners Variable Capital and
                               Income
                          METROPOLITAN SERIES FUND, INC.
                            BlackRock Money Market Portfolio -- Class
                               A
                            MFS(R) Total Return Portfolio -- Class B
                          PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
                            Pioneer America Income VCT Portfolio
                            Pioneer Global High Yield VCT Portfolio
                            Pioneer High Yield VCT Portfolio
                            Pioneer Ibbotson Growth Allocation VCT
                               Portfolio
                            Pioneer Ibbotson Moderate Allocation VCT
                               Portfolio
                            Pioneer Strategic Income VCT Portfolio


We will reject any request by you to transfer Contract Value or allocate Purchase Payments to a Variable Funding Option other than the permitted Variable Funding Options listed above. You will be required to re-submit your request to comply with the above restrictions. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it violated the above restrictions.

We may make additions to or deletions from the list of permitted Variable Funding Options.

GMWB FOR LIFE CHARGE. The charge for your GMWB for Life rider depends on whether you purchase the Single Life Option or the Joint Life Option. The charge is deducted daily from amounts held in each Variable Funding Option. The current charge, on an annual basis, is shown below. Your current charge may increase when your RBB automatically resets, unless you notify us not to reset your RBB (see "Reset" above). The charge may increase to the charge applicable to current Contract purchasers at the time of reset, but it will never exceed 1.50%.


-----------------------------------------------------------------------------------------
                                                                           CURRENT CHARGE
-----------------------------------------------------------------------------------------
GMWB for Life (Single Life Option)                                              0.65%
-----------------------------------------------------------------------------------------
GMWB for Life (Joint Life Option)                                               0.80%
-----------------------------------------------------------------------------------------


ANNUAL WITHDRAWAL BENEFIT ("AWB"). If your circumstances change, you may wish to take guaranteed withdrawals even though you have not yet reached the minimum age to be eligible for lifetime payments under LWB. In this case, you can take an "Annual Withdrawal Benefit" or "AWB" which allows you to withdraw an amount each year until your RBB is depleted. AWB payments are not guaranteed for life.

The level of your AWB is determined in the same manner as the level of your LWB as described in the above section entitled "Lifetime Withdrawal Benefit ("LWB")", except that there is no minimum age to be eligible to receive AWB payments. Additional Premium Payments affect your AWB in the same manner as they do the LWB as described in the "Additional Premium Payments" section above. The reset of your RBB will affect your AWB in the same manner as it affects the LWB as described in the "Reset" section above.

Withdrawals affect your AWB in the same manner as your LWB as described in the "Withdrawals" section above, with the following exception. If you begin taking AWB withdrawals before you reach the minimum age to qualify for payments under LWB, when you reach the minimum age any withdrawals in excess of your LWB amount will subject your LWB and RBB to a partial withdrawal reduction, even if your withdrawal does not exceed your AWB. This could serve to decrease the amount of your future monthly payments under LWB, and the length of the time period during which you may continue to take payments under AWB.

SHOULD I TAKE WITHDRAWALS UNDER LWB OR AWB? The GMWB for Life rider works best, and is designed, for the Contract Owner who can wait until the minimum age is attained to qualify for LWB payments. If you take your first withdrawal after you have reached the minimum age to qualify for LWB payments, payments under AWB or LWB are equal and the same. However, if you take your first withdrawal before you have reached the minimum age to qualify for LWB payments, the AWB or LWB payments available to you when you reach the minimum age may not be equal.

AWB is designed for the Contract Owner who has undergone a change in circumstances and wants to take withdrawals before reaching the minimum age to qualify for LWB payments.

If you choose to take AWB payments before you qualify for LWB payments, you should consider that the charges for the GMWB for Life rider are designed to support LWB payments for life, and that you may be paying a higher charge without receiving the full benefit.

IF YOU CONTINUE TO MAKE WITHDRAWALS IN EXCESS OF THE LWB ONCE THE MINIMUM AGE TO QUALIFY FOR LWB HAS BEEN REACHED, YOU MAY EVENTUALLY LOSE ANY BENEFIT UNDER LWB.

Whether you choose to access your money using the LWB, AWB, or Guaranteed Principal Option depends on your individual financial circumstances and the performance of your Contract. You should consult with your financial adviser to determine which method is best for you.

TAX-QUALIFIED DISTRIBUTION PROGRAMS. Subject to certain limitations and restrictions, your LWB and AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, but will not affect the LWB or AWB. The following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     1) distributions relating to this Contract intended to satisfy the required minimum distribution rules under Internal Revenue Code of 1986, as amended, ("Code"), Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code
          Section 403(b)), an individual retirement annuity (Code Section 408(b)), or an eligible deferred compensation plan (Code Section 457(b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate, or as otherwise required to be calculated under the Code and the regulations thereunder;

     2) distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life, or over a period no longer than the remaining life expectancy, of a designated beneficiary relating to this Contract;

     3) distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of such participant and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710, or as subsequently determined under the tax law (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program) relating to this Contract; or

     4) distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service

          Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526, or as subsequently determined under the tax law (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program) relating to this Contract.

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB for Life rider, however your RBB, LWB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB for Life Anniversary, and you may only make the change during the 30-day period after your GMWB for Life Anniversary. At the time you purchase GMWB for Life, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB for Life Anniversary.

You are advised to take your required distributions prior to purchasing GMWB for Life in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB for Life, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

ANY WITHDRAWALS OUTSIDE THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB for Life (a "GMWB for Life Year"). If during any GMWB for Life Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB for Life rider, however for the remainder of the GMWB for Life Year your RBB, LWB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

DISTRIBUTIONS UNDER THE TAX-QUALIFIED DISTRIBUTION PROGRAM WILL BE DETERMINED AS IF YOUR CONTRACT UNDER WHICH YOUR GMWB FOR LIFE RIDER WAS ISSUED WERE THE ONLY CONTRACT SUBJECT TO THE ABOVE TAX RULES.

TERMINATION Once you purchase the GMWB for Life rider, you cannot cancel it. However, the rider will automatically terminate when:

     -    you make a full withdrawal of your Contract Value;

     -    you apply all of your Contract Value to an Annuity Option;

     - the Contract Owner dies and a death benefit under your Contract becomes payable, unless the Contract is continued by the beneficiary;

     - the Annuitant dies and the Annuitant is not the person whose life is used to determine guaranteed payments;

     - you transfer ownership of your Contract, or change the spousal beneficiary under the Joint Life Option;

     -    you opt to take the Guaranteed Principal Option; or

     -    you terminate your Contract.

Charges for the rider cease upon termination.

OTHER INFORMATION You should also consider the following before you purchase the GMWB for Life rider:

     - The charge for the GMWB for Life rider continues for the life of the rider, even if you never need nor exercise the guarantees under the rider.

     - Withdrawals that are greater than your LWB or AWB will erode your guarantee by serving to more rapidly deplete your RBB.

     - The GMWB for Life rider is not transferable; if you transfer ownership of your Contract, or change the spousal beneficiary under the Joint Life Option, the rider terminates automatically.

     - If you only plan to take AWB, or take the Guaranteed Principal Option, you should consider the higher cost of the GMWB for Life rider which is designed to support payments for life under LWB.

     - If you continue to take AWB once eligible for LWB, you may eventually lose any benefit under LWB.

EFFECT ON THE DEATH BENEFIT The GMWB for Life rider terminates when a death benefit under your Contract becomes payable, except in certain circumstances when the beneficiary may continue the Contract along with the GMWB for Life rider (see "Contract Continuation by Beneficiary" and "Contract Value Reduces to Zero" below).

However, if your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, your Adjusted Purchase Payment will not be calculated as described in the "Death Benefit" section, but instead will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

If the Annuitant dies before the Contract Owner(s), then the GMWB for Life rider will terminate and the beneficiary cannot continue the rider.

Under the Joint Life Option, if the spousal beneficiary predeceases the Contract Owner, the rider continues and no death benefit is paid out; the Contract Owner may then name a new beneficiary for the purposes of the death benefit provisions under the Contract, but not for purposes of the GMWB for Life rider.

Notwithstanding anything in the GMWB for Life rider to the contrary:

     a) In order to comply with section 72(s) of the Code, if the GMWB for Life rider is purchased with respect to a non-qualified annuity contract, any death benefit paid out under the terms of the GMWB for Life rider to a non-spousal Beneficiary upon the death of the owner (or to a payee other than the spouse of the Annuitant on the death of the Annuitant, where the Contract is owned by a non-natural person) (including payments made under the "Contract Continuation by the Beneficiary" provision, "Contract Value Reset to Zero" provision, and any other payments of the AWB and RBB otherwise made after a death) will be paid out in non-increasing annual installments over a period no longer than the remaining single life expectancy of the Beneficiary under the appropriate IRS life expectancy table under Code Section 72 and the regulation thereunder or as otherwise provided under the tax law for non-qualified annuities and under Code Section 72(s). Such payments must begin within 12 months of the date of death in all cases.

     b) Where the Beneficiary or other payee under paragraph (a) is not a natural person, such period may not extend beyond the fifth anniversary of the date of the death.

     c) If the GMWB for Life rider is issued under a Qualified Contract and the death occurs on or after the Required Beginning Date of distributions to the participant under Code Section 401(a)(9), the period for the payments described in paragraph (a) above may not exceed the longer of: (i) the Beneficiary's or other payee's remaining life expectancy or (ii) the deceased Annuitant's remaining life expectancy in the year of his or her death, reduced by one for each calendar year thereafter.

     d) Where under other sections of the GMWB for Life rider, any payment described in this section ("Effect on Death Benefits") is payable over a shorter period of time, required to begin at an earlier date, or would otherwise be paid more rapidly than under this section ("Effect on Death Benefit"), then such payment will be made under the terms of such other provision.

If annual payments must exceed the AWB in order to comply with these requirements, then these payments will not result in a Partial Withdrawal Reduction to the RBB and AWB as described in the RBB and AWB sections of the GMWB for Life rider. Each withdrawal will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

You should consult with your tax advisor prior to purchasing a variable annuity contract and optional rider, such as the GMWB for Life rider.

CONTRACT CONTINUATION BY THE BENEFICIARY. Under the Joint Life Option, if the spousal beneficiary elects to continue the Contract instead of receiving the death benefit, the GMWB for Life rider will also continue for the benefit of the spouse. Upon the death of the spouse, the LWB will terminate. However, if there are any remaining AWB payments, such payments may be continued by a surviving beneficiary instead of receiving a death benefit. In such case payments will be made annually on the next rider anniversary, no further resets will be made of the RBB, and the RBB will be reduced by the amount of each payment. Upon the death of such beneficiary, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

Under the Single Life Option, the LWB terminates when a death benefit becomes payable under the Contract, regardless of whether the Contract is continued by a beneficiary. If a non-spousal beneficiary continues the Contract, even under the Joint Life Option, the LWB terminates. However, if there are any remaining AWB payments, such payments may also be continued by a surviving beneficiary as described in the preceding paragraph.

Payments made under the Continuation by the Beneficiary provision of the GMWB for Life rider will be adjusted to the extent required so that upon the death of the owner (or upon the death of the Annuitant where the owner is not a natural person), the RBB is paid out at regular intervals in non-increasing annual payments over a period no longer than permitted under Code Section 72(s) in the case of a rider made a part of a non-qualified Contract.

For riders issued under a Qualified Contract, the payments under the Continuation by the Beneficiary provision of the GMWB for Life rider must be paid out at regular intervals in non-increasing annual payments made over a period no longer than that permitted under Code Section 401(a)(9) and the regulations thereunder.

Payments to the Beneficiary or to the owner's estate on the death of the owner, or payments to the Beneficiary's estate (or to the successor beneficiary) in the case of the Beneficiary's death must be made beginning within twelve months of such death in each case and will be made at least as rapidly as under the payment method, if any, being used at the time of the death.

CONTRACT VALUE REDUCES TO ZERO. If your Contract Value reduces to zero for reasons other than you making 1) a withdrawal that exceeds your AWB or LWB or 2) a full withdrawal of your Contract Value, and the minimum age has already been reached to be eligible to receive LWB payments, then we will automatically begin paying you annual payments equal to the LWB as long as you (or you or your spouse under the Joint Life Option) are alive unless you elect to receive annual payments equal to the AWB as set forth below. Payments will be made once a year on each rider effective date anniversary starting with the next anniversary. Each payment will reduce the RBB by the amount of the payment. Alternatively, you have the option to elect in writing to instead receive annual payments equal to the current AWB, as of the date your written election is received in good order at our Home Office, until the RBB is depleted. Upon such election, we will begin paying you the AWB starting on the next rider effective date anniversary following the date your written election is received in good order in our Home Office.

If the minimum age to be eligible for LWB payments has not yet been reached, and the RBB is greater than zero, we will automatically begin paying you annual payments equal to the AWB until the RBB is depleted. All other rights under your Contract cease, we will no longer accept subsequent Purchase Payments and no future resets will be allowed. All other optional endorsements are terminated without value.

Upon your death (or your or your spouse's death under the Joint Life Option), your Beneficiary(s) will receive the following:

     1) Under the Single Life Option, the LWB will be set to $0.00 and the beneficiary(s) will receive annual payments equal to the current AWB until the RBB is depleted. No other death benefit or Enhanced Stepped-Up Provision (if any) will be paid if the RBB is already equal to zero upon the owner's death. The death benefit under the Contract is cancelled. Upon the beneficiary's death, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

     2) Under the Joint Life Option, the terms of the rider continue and we will continue to your spouse annual payments equal to either the LWB or AWB according to your election prior to your death and the terms described above. The death benefit under the Contract is cancelled. Upon the spouse's death, the LWB will be set to $0.00 and the spousal beneficiary's estate or Beneficiary, as applicable, will receive annual payments equal to the current AWB until the RBB is depleted. Upon that beneficiary's death, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

     3) Payments made under the "Contract value reduces to Zero" provision of the GMWB for Life rider will be adjusted to the extent required so that upon the death of the owner, the RBB is paid out at regular intervals in non-increasing annual payments over a period no longer than permitted under Code Section 72(s) in the case of a rider made a part of a non-qualified Contract.

     4) For riders issued under a Contract that is issued to an Individual Retirement Account under Code Section 408(a), an Individual Retirement Annuity under Code Section 408(b), a Roth IRA annuity under Code
          Section 408A, a SIMPLE IRA annuity under Code Section 408(p) or any other annuity under an employer's retirement plan that is subject to the required minimum distribution rules under Code Section 401(a)(9), including the after-death distribution rules under Code Section 401(a)(9)(B) ("Qualified Contracts"), The payments under this provision of the GMWB for Life rider will be adjusted as required to be paid out in a non-increasing annual payments over a period no longer than permitted under Code Section 401(a)(9).

Payments to the Beneficiary (or to the owner's estate on the death of the owner), or payments to the successor beneficiary (or to the Beneficiary's estate) in the case of the Beneficiary's death must be made beginning within twelve months of such death in each case and will be made at least as rapidly as under the payment method, if any, being used at the time of the death.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB" OR "ACCUMULATION ADVANTAGE")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.

     - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE


--------------------------------------------------------------------------------------------------------------------
                           INCREASING CONTRACT VALUE                           DECLINING CONTRACT VALUE
--------------------------------------------------------------------------------------------------------------------
                                      BASE                                               BASE
                   CONTRACT       CALCULATION                         CONTRACT       CALCULATION
                    VALUE            AMOUNT        BENEFIT BASE        VALUE            AMOUNT        BENEFIT BASE
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $100,000         $100,000      Not Applicable      $100,000         $100,000      Not Applicable
--------------------------------------------------------------------------------------------------------------------
VALUE AS OF
RIDER
MATURITY DATE      $110,000         $100,000         $100,000         $90,000          $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
AMOUNT
APPLIED TO
CONTRACT
VALUE DUE TO
GMAB RIDER                           $0(1)                                            $10,000(2)
--------------------------------------------------------------------------------------------------------------------


(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.
(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT


--------------------------------------------------------------------------------------------------------------------
                  ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS       ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
--------------------------------------------------------------------------------------------------------------------
                                                       BASE                                               BASE
                   CONTRACT         PURCHASE       CALCULATION        CONTRACT         PURCHASE       CALCULATION
                    VALUE           PAYMENT           AMOUNT           VALUE           PAYMENT           AMOUNT
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $100,000         $100,000         $100,000         $100,000         $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE
PAYMENT            $110,000      Not Applicable      $100,000         $110,000      Not Applicable      $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE
PAYMENT            $120,000         $10,000          $110,000         $120,000         $10,000          $100,000
--------------------------------------------------------------------------------------------------------------------


The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT


----------------------------------------------------------------------------------------------------------------------------
                                                    ASSUMING INCREASING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $100,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL           $110,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
FOLLOWING
PARTIAL
WITHDRAWAL           $100,000               $90,000               $10,000             [100,000 x              $10,000
                                                                                    10,000/110,000
                                                                                        $9,091
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                     ASSUMING DECLINING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $100,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL            $90,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
FOLLOWING
PARTIAL
WITHDRAWAL            $80,000               $88,889               $10,000             [100,000 x              $11,111
                                                                                    10,000/90,000]
                                                                                        $11,111
----------------------------------------------------------------------------------------------------------------------------


INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

     - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

     - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

     - If you make an additional Purchase Payment, you can only allocate up to 80% of the Purchase Payment to Subaccounts that we classify as Class A.

     - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payment to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently classified as Class B Subaccounts. All remaining Subaccounts offered under the Contract are classified as Class A Subaccounts.


                                      CLASS B SUBACCOUNTS/
                                        UNDERLYING FUNDS
                    --------------------------------------------------------


                            METROPOLITAN SERIES FUND, INC.
                            BlackRock Money Market Portfolio -- Class
                               A
                            MFS(R) Total Return Portfolio -- Class B
                            PIONEER VARIABLE CONTRACTS TRUST -- CLASS
                               II
                            Pioneer America Income VCT Portfolio
                            Pioneer Global High Yield VCT Portfolio
                            Pioneer Ibbotson Growth Allocation VCT
                               Portfolio
                            Pioneer Ibbotson Moderate Allocation VCT
                               Portfolio
                            Pioneer Strategic Income VCT Portfolio


GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

          Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new

          Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

          Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

     - Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

     - If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

     - Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

     - If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts and the Annuitant's 70th birthday of Qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Please be aware that once the Contract is annuitized, you are ineligible to receive the death benefit you have selected, and any living benefit rider is terminated.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See "Annuity Options.")

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected. (see, "Variable Liquidity Benefit*")

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Please note that Option 5 may not satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen ") and MetLife of CT Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"), respectively. References to "Separate Account" refer either to Separate Account Thirteen or Separate Account Fourteen, depending on the issuer of your Contract. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims-paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and/or to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

You are responsible for determining whether your purchase of the Contract, withdrawals, income payments and any other transaction under your Contracts, satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%).The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. Please consult your own tax advisor.

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance policy, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension or retirement savings plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs (including Roth IRAs), tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate-sponsored pension, retirement savings, and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

The Contract has been submitted to the IRS for review and is awaiting approval as to form as a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Enhanced Death Benefit Provision, as well as all living benefits such as GMAB and GMWB) must be added to the Contract value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), OR 408 AND IRA
OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible to an individual retirement annuity (IRA). The applicable limit is $4,000 in 2007 and $5,000 in 2008, and it may indexed for inflation in years after 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.

TSAS (ERISA AND NON-ERISA)

GENERAL. TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

NOTE: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS. If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     - Relates to Purchase Payments made prior to 1989 (and pre-1989 earnings on those Purchase Payments),

     - Is directly transferred to another permissible investment under sec.403(b) arrangements;

     -    Relates to amounts that are not salary reduction elective deferrals;

     - Occurs after you die, leave your job or become disabled (as defined by the Code); or

     - Is for financial hardship (but only to the extent of Purchase Payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Effective January 1, 2006, employers that established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).

     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

     7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(k) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death, disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may NOT permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS. If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a prescribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    a non-taxable return of your Purchase Payment; or

     -    a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See "Penalty Tax for Premature Distributions" below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received under that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that certain benefits or the charges for certain benefits such as guaranteed death benefits (including the Roll-Up Death Benefit) and certain living benefits (e.g. Guaranteed Minimum Withdrawal Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these earnings and benefits as an intrinsic part of the Contract and do not report them as taxable income until distributions are actually made. However, it is possible that this may change if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under 59 1/2. You should consult with your tax adviser before selecting any rider or endorsement to the Contract.

GUARANTEED MINIMUM WITHDRAWAL BENEFITS

If you have purchased the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Withdrawal Benefit for Life where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Company intends to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Minimum Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Contract Value goes to zero, and the Remaining Benefit Base is paid out in fixed installments or the Lifetime Withdrawal Benefit is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

The Company reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

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THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates MetLife Securities, Inc., Walnut Street Securities, New England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., or Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.371          1.432            62,101
                                                       2005      1.283          1.371            61,224
                                                       2004      1.225          1.283            39,093
                                                       2003      1.000          1.225            16,655

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.470          1.606            87,262
                                                       2005      1.392          1.470            75,943
                                                       2004      1.244          1.392             4,645
                                                       2003      1.000          1.244                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.353          1.561           403,200
                                                       2005      1.329          1.353           371,617
                                                       2004      1.216          1.329           259,711
                                                       2003      1.000          1.216            33,517

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.512          1.618           172,563
                                                       2005      1.465          1.512           163,746
                                                       2004      1.335          1.465           142,176
                                                       2003      1.000          1.335                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.694          2.026           150,829
                                                       2005      1.562          1.694           159,523
                                                       2004      1.338          1.562           136,647
                                                       2003      1.000          1.338            10,473

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.037          1.203            85,924
                                                       2005      0.951          1.037            49,141

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.207          1.334           116,140
                                                       2005      1.191          1.207           119,061
                                                       2004      1.115          1.191            74,720
                                                       2003      1.000          1.115            42,640

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.453          1.585           151,437
                                                       2005      1.346          1.453           143,457
                                                       2004      1.257          1.346            47,535
                                                       2003      1.000          1.257             1,293

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.008           553,425

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.034           302,728

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.052           425,433

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.002          1.011                --
                                                       2005      0.989          1.002           127,661
                                                       2004      0.994          0.989            55,015
                                                       2003      1.000          0.994            13,810

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.337          1.397                --
                                                       2005      1.295          1.337           372,259
                                                       2004      1.233          1.295           247,784
                                                       2003      1.000          1.233            29,629

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.858          2.023                --
                                                       2005      1.654          1.858           201,739
                                                       2004      1.413          1.654           130,771
                                                       2003      1.000          1.413             2,962

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.012          1.028           190,659
                                                       2005      1.010          1.012           177,201
                                                       2004      0.996          1.010           114,631
                                                       2003      1.000          0.996             8,327

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.998          1.123                --
                                                       2005      1.002          0.998             6,230
                                                       2004      0.994          1.002                --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.168          1.243                --
                                                       2005      1.143          1.168            66,867
                                                       2004      1.110          1.143            31,780
                                                       2003      1.000          1.110                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.086          1.252           130,177
                                                       2005      1.020          1.086            59,240

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      2.391          3.190            19,898
                                                       2005      1.765          2.391            18,563
                                                       2004      1.510          1.765            19,451
                                                       2003      1.000          1.510                --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.430          1.720           123,552
                                                       2005      1.377          1.430           130,534
                                                       2004      1.205          1.377           114,770
                                                       2003      1.000          1.205            12,289

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.065          1.251             4,361
                                                       2005      1.000          1.065                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.585          2.015                --
                                                       2005      1.493          1.585                --
                                                       2004      1.283          1.493                --
                                                       2003      1.000          1.283                --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.382          1.583           196,485
                                                       2005      1.324          1.382           162,705
                                                       2004      1.213          1.324            53,093
                                                       2003      1.000          1.213             5,141

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.041          1.148            68,721
                                                       2005      1.026          1.041            77,824

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.228          1.318            87,903
                                                       2005      1.208          1.228            90,378
                                                       2004      1.154          1.208            65,311
                                                       2003      1.000          1.154                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.224          1.305           168,199
                                                       2005      1.223          1.224           171,546
                                                       2004      1.153          1.223           137,405
                                                       2003      1.000          1.153            14,646

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.085          1.222            10,926
                                                       2005      1.014          1.085                --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.065          1.182           535,108
                                                       2005      0.991          1.065                --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.050          1.144         1,755,889
                                                       2005      0.976          1.050            56,719

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.706          2.059            18,087
                                                       2005      1.504          1.706            17,330
                                                       2004      1.290          1.504            17,330
                                                       2003      1.000          1.290                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.682          1.859           299,644
                                                       2005      1.587          1.682           286,391
                                                       2004      1.324          1.587           223,479
                                                       2003      1.000          1.324            11,380

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.167          1.181           141,036
                                                       2005      1.095          1.167           148,247
                                                       2004      1.023          1.095            61,245

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.901          2.555            62,090
                                                       2005      1.681          1.901            61,710
                                                       2004      1.261          1.681            53,949
                                                       2003      1.000          1.261                --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.106          1.174            43,521
                                                       2005      1.074          1.106            45,136
                                                       2004      1.050          1.074            27,027

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.749          1.966            33,892
                                                       2005      1.599          1.749            30,295
                                                       2004      1.355          1.599            26,176
                                                       2003      1.000          1.355             7,387

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.434          1.523                --
                                                       2005      1.433          1.434                --
                                                       2004      1.285          1.433                --
                                                       2003      1.000          1.285                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.190          1.245           218,868
                                                       2005      1.179          1.190           206,023
                                                       2004      1.089          1.179           174,929
                                                       2003      1.000          1.089            18,718

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.347          1.526            37,333
                                                       2005      1.307          1.347            36,932
                                                       2004      1.192          1.307            38,899
                                                       2003      1.000          1.192             3,492




                         SEPARATE ACCOUNT CHARGES 2.45%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.117          1.156             --
                                                       2005      1.054          1.117             --
                                                       2004      1.000          1.054             --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.115          1.207             --
                                                       2005      1.065          1.115             --
                                                       2004      1.000          1.065             --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.082          1.237             --
                                                       2005      1.072          1.082             --
                                                       2004      1.000          1.072             --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.109          1.176             --
                                                       2005      1.084          1.109             --
                                                       2004      1.000          1.084             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.242          1.472             --
                                                       2005      1.155          1.242             --
                                                       2004      1.000          1.155             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.029          1.183             --
                                                       2005      0.949          1.029             --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.058          1.159             --
                                                       2005      1.053          1.058             --
                                                       2004      1.000          1.053             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.126          1.217             --
                                                       2005      1.052          1.126             --
                                                       2004      1.000          1.052             --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.002             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.020             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.046             --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.998          1.004             --
                                                       2005      0.994          0.998             --
                                                       2004      1.000          0.994             --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.071          1.116             --
                                                       2005      1.046          1.071             --
                                                       2004      1.000          1.046             --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.300          1.412             --
                                                       2005      1.168          1.300             --
                                                       2004      1.000          1.168             --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.025          1.032             --
                                                       2005      1.032          1.025             --
                                                       2004      1.000          1.032             --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.979          1.092             --
                                                       2005      0.992          0.979             --
                                                       2004      0.989          0.992             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.038          1.095             --
                                                       2005      1.025          1.038             --
                                                       2004      1.000          1.025             --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.078          1.233             --
                                                       2005      1.017          1.078             --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.738          2.299             --
                                                       2005      1.295          1.738             --
                                                       2004      1.000          1.295             --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.158          1.380             --
                                                       2005      1.124          1.158             --
                                                       2004      1.000          1.124             --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.058          1.231             --
                                                       2005      1.000          1.058             --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.238          1.560             --
                                                       2005      1.177          1.238             --
                                                       2004      1.000          1.177             --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.127          1.279             --
                                                       2005      1.090          1.127             --
                                                       2004      1.000          1.090             --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.033          1.130             --
                                                       2005      1.023          1.033             --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.088          1.158             --
                                                       2005      1.081          1.088             --
                                                       2004      1.000          1.081             --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.076          1.137             --
                                                       2005      1.084          1.076             --
                                                       2004      1.000          1.084             --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.077          1.203             --
                                                       2005      1.012          1.077             --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.058          1.163             --
                                                       2005      0.991          1.058             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.043          1.126             --
                                                       2005      0.975          1.043             --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.315          1.573             --
                                                       2005      1.170          1.315             --
                                                       2004      1.000          1.170             --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.201          1.315             --
                                                       2005      1.143          1.201             --
                                                       2004      1.000          1.143             --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.129          1.133             --
                                                       2005      1.070          1.129             --
                                                       2004      1.000          1.070             --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.465          1.952             --
                                                       2005      1.307          1.465             --
                                                       2004      1.000          1.307             --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.031          1.085             --
                                                       2005      1.010          1.031             --
                                                       2004      0.992          1.010             --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.250          1.393             --
                                                       2005      1.153          1.250             --
                                                       2004      1.000          1.153             --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.098          1.162             --
                                                       2005      1.107          1.098             --
                                                       2004      1.000          1.107             --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.098          1.138             --
                                                       2005      1.098          1.098             --
                                                       2004      1.000          1.098             --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.109          1.245             --
                                                       2005      1.086          1.109             --
                                                       2004      1.000          1.086             --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Capital Appreciation Fund/VA was replaced by Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Global Securities Fund/VA was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/24/2006, Pioneer Variable Contracts Trust-Pioneer Small Company VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer AmPac Growth VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Oak Ridge Large Cap Growth VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Balanced VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Ibbotson Moderate Allocation VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Europe VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer International Value VCT Portfolio and is no longer available as a funding option.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

         METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (6/03).........................................  2006      1.371          1.432            74,611
                                                       2005      1.283          1.371            90,361
                                                       2004      1.225          1.283            70,363
                                                       2003      1.000          1.225           102,973

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (6/03).............................................  2006      1.470          1.606           110,829
                                                       2005      1.392          1.470           138,051
                                                       2004      1.244          1.392           138,541
                                                       2003      1.000          1.244            16,060

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.353          1.561           445,274
                                                       2005      1.329          1.353           464,455
                                                       2004      1.216          1.329           415,254
                                                       2003      1.000          1.216           263,583

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (6/03)........................  2006      1.512          1.618           166,806
                                                       2005      1.465          1.512           178,373
                                                       2004      1.335          1.465           206,802
                                                       2003      1.000          1.335           121,712

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.694          2.026           185,473
                                                       2005      1.562          1.694           181,047
                                                       2004      1.338          1.562            97,374
                                                       2003      1.000          1.338            46,950

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (11/05).......  2006      1.037          1.203                --
                                                       2005      1.018          1.037                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.207          1.334           106,018
                                                       2005      1.191          1.207           111,751
                                                       2004      1.115          1.191           122,812
                                                       2003      1.000          1.115            18,372

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (7/03).............................................  2006      1.453          1.585            72,453
                                                       2005      1.346          1.453           275,500
                                                       2004      1.257          1.346           265,847
                                                       2003      1.000          1.257           135,300

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.008           283,487

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.034           183,898

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.052           218,957

Money Market Portfolio
  Money Market Subaccount (6/03).....................  2006      1.002          1.011                --
                                                       2005      0.989          1.002            17,323
                                                       2004      0.994          0.989            60,459
                                                       2003      1.000          0.994            59,552

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.337          1.397                --
                                                       2005      1.295          1.337           210,125
                                                       2004      1.233          1.295           245,463
                                                       2003      1.000          1.233           346,877

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.858          2.023                --
                                                       2005      1.654          1.858           106,627
                                                       2004      1.413          1.654            91,372
                                                       2003      1.000          1.413            96,013

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.012          1.028           172,634
                                                       2005      1.010          1.012           190,197
                                                       2004      0.996          1.010           186,533
                                                       2003      1.000          0.996            75,439

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer AmPac Growth VCT Subaccount (Class II)
  (4/04).............................................  2006      0.998          1.123                --
                                                       2005      1.002          0.998                --
                                                       2004      1.027          1.002                --

  Pioneer Balanced VCT Subaccount (Class II) (6/03)..  2006      1.168          1.243                --
                                                       2005      1.143          1.168           114,955
                                                       2004      1.110          1.143            57,039
                                                       2003      1.000          1.110           107,929

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.086          1.252            79,028
                                                       2005      1.006          1.086            35,442

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (6/03).............................................  2006      2.391          3.190            32,231
                                                       2005      1.765          2.391            37,073
                                                       2004      1.510          1.765            28,063
                                                       2003      1.000          1.510            27,892

  Pioneer Equity Income VCT Subaccount (Class II)
  (6/03).............................................  2006      1.430          1.720           263,957
                                                       2005      1.377          1.430           268,042
                                                       2004      1.205          1.377           227,382
                                                       2003      1.000          1.205           477,856

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.065          1.251                --
                                                       2005      1.000          1.065                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.585          2.015                --
                                                       2005      1.493          1.585            10,286
                                                       2004      1.283          1.493            11,186
                                                       2003      1.000          1.283            11,186

  Pioneer Fund VCT Subaccount (Class II) (6/03)......  2006      1.382          1.583           443,492
                                                       2005      1.324          1.382           451,670
                                                       2004      1.213          1.324           827,946
                                                       2003      1.000          1.213           224,211

  Pioneer Global High Yield VCT Subaccount (Class II)
  (9/05).............................................  2006      1.041          1.148            14,971
                                                       2005      1.034          1.041                --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (7/03).............................................  2006      1.228          1.318            54,517
                                                       2005      1.208          1.228            57,046
                                                       2004      1.154          1.208            60,163
                                                       2003      1.000          1.154            30,996

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer High Yield VCT Subaccount (Class II)
  (6/03).............................................  2006      1.224          1.305           705,392
                                                       2005      1.223          1.224           952,907
                                                       2004      1.153          1.223         1,312,795
                                                       2003      1.000          1.153           987,536

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (3/05).......................  2006      1.085          1.222           101,347
                                                       2005      0.987          1.085           101,347

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (7/05)..................................  2006      1.065          1.182            83,581
                                                       2005      1.019          1.065            67,694

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.050          1.144            96,610
                                                       2005      0.999          1.050                --

  Pioneer International Value VCT Subaccount (Class
  II) (7/03).........................................  2006      1.706          2.059            22,057
                                                       2005      1.504          1.706            13,270
                                                       2004      1.290          1.504            13,236
                                                       2003      1.000          1.290            13,806

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (6/03).............................................  2006      1.682          1.859           207,918
                                                       2005      1.587          1.682           213,464
                                                       2004      1.324          1.587           221,978
                                                       2003      1.000          1.324           102,907

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.167          1.181            39,015
                                                       2005      1.095          1.167            29,435
                                                       2004      1.039          1.095            55,286

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.901          2.555            47,848
                                                       2005      1.681          1.901            38,066
                                                       2004      1.261          1.681            17,124
                                                       2003      1.000          1.261             7,399

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (3/04)..................................  2006      1.106          1.174            37,676
                                                       2005      1.074          1.106            25,157
                                                       2004      0.990          1.074            48,035

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (8/03).............................................  2006      1.749          1.966            83,786
                                                       2005      1.599          1.749           100,795
                                                       2004      1.355          1.599            92,203
                                                       2003      1.000          1.355            79,274

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.434          1.523                --
                                                       2005      1.433          1.434             3,771
                                                       2004      1.285          1.433             4,694
                                                       2003      1.000          1.285             2,996

  Pioneer Strategic Income VCT Subaccount (Class II)
  (6/03).............................................  2006      1.190          1.245           447,726
                                                       2005      1.179          1.190           505,065
                                                       2004      1.089          1.179           434,953
                                                       2003      1.000          1.089            73,086

  Pioneer Value VCT Subaccount (Class II) (7/03).....  2006      1.347          1.526            34,144
                                                       2005      1.307          1.347            32,323
                                                       2004      1.192          1.307            49,476
                                                       2003      1.000          1.192            22,290




                         SEPARATE ACCOUNT CHARGES 2.45%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (6/03).........................................  2006      1.117          1.156             --
                                                       2005      1.054          1.117             --
                                                       2004      1.000          1.054             --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (6/03).............................................  2006      1.115          1.207             --
                                                       2005      1.065          1.115             --
                                                       2004      1.000          1.065             --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.082          1.237             --
                                                       2005      1.072          1.082             --
                                                       2004      1.000          1.072             --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (6/03)........................  2006      1.109          1.176             --
                                                       2005      1.084          1.109             --
                                                       2004      1.000          1.084             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.242          1.472             --
                                                       2005      1.155          1.242             --
                                                       2004      1.000          1.155             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (11/05).......  2006      1.029          1.183             --
                                                       2005      1.011          1.029             --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.058          1.159             --
                                                       2005      1.053          1.058             --
                                                       2004      1.000          1.053             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (7/03).............................................  2006      1.126          1.217             --
                                                       2005      1.052          1.126             --
                                                       2004      1.000          1.052             --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.002             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.020             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.046             --

Money Market Portfolio
  Money Market Subaccount (6/03).....................  2006      0.998          1.004             --
                                                       2005      0.994          0.998             --
                                                       2004      1.000          0.994             --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.071          1.116             --
                                                       2005      1.046          1.071             --
                                                       2004      1.000          1.046             --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.300          1.412             --
                                                       2005      1.168          1.300             --
                                                       2004      1.000          1.168             --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.025          1.032             --
                                                       2005      1.032          1.025             --
                                                       2004      1.000          1.032             --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (4/04).............................................  2006      0.979          1.092             --
                                                       2005      0.992          0.979             --
                                                       2004      1.000          0.992             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Balanced VCT Subaccount (Class II) (6/03)..  2006      1.038          1.095             --
                                                       2005      1.025          1.038             --
                                                       2004      1.000          1.025             --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.078          1.233             --
                                                       2005      1.003          1.078             --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (6/03).............................................  2006      1.738          2.299             --
                                                       2005      1.295          1.738             --
                                                       2004      1.000          1.295             --

  Pioneer Equity Income VCT Subaccount (Class II)
  (6/03).............................................  2006      1.158          1.380             --
                                                       2005      1.124          1.158             --
                                                       2004      1.000          1.124             --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.058          1.231             --
                                                       2005      1.000          1.058             --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.238          1.560             --
                                                       2005      1.177          1.238             --
                                                       2004      1.000          1.177             --

  Pioneer Fund VCT Subaccount (Class II) (6/03)......  2006      1.127          1.279             --
                                                       2005      1.090          1.127             --
                                                       2004      1.000          1.090             --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (9/05).............................................  2006      1.033          1.130             --
                                                       2005      1.030          1.033             --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (7/03).............................................  2006      1.088          1.158             --
                                                       2005      1.081          1.088             --
                                                       2004      1.000          1.081             --

  Pioneer High Yield VCT Subaccount (Class II)
  (6/03).............................................  2006      1.076          1.137             --
                                                       2005      1.084          1.076             --
                                                       2004      1.000          1.084             --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (3/05).......................  2006      1.077          1.203             --
                                                       2005      0.987          1.077             --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (7/05)..................................  2006      1.058          1.163             --
                                                       2005      1.016          1.058             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.043          1.126             --
                                                       2005      0.999          1.043             --

  Pioneer International Value VCT Subaccount (Class
  II) (7/03).........................................  2006      1.315          1.573             --
                                                       2005      1.170          1.315             --
                                                       2004      1.000          1.170             --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (6/03).............................................  2006      1.201          1.315             --
                                                       2005      1.143          1.201             --
                                                       2004      1.000          1.143             --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.129          1.133             --
                                                       2005      1.070          1.129             --
                                                       2004      1.000          1.070             --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.465          1.952             --
                                                       2005      1.307          1.465             --
                                                       2004      1.000          1.307             --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (3/04)..................................  2006      1.031          1.085             --
                                                       2005      1.010          1.031             --
                                                       2004      1.000          1.010             --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (8/03).............................................  2006      1.250          1.393             --
                                                       2005      1.153          1.250             --
                                                       2004      1.000          1.153             --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.098          1.162             --
                                                       2005      1.107          1.098             --
                                                       2004      1.000          1.107             --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (6/03).............................................  2006      1.098          1.138             --
                                                       2005      1.098          1.098             --
                                                       2004      1.000          1.098             --

  Pioneer Value VCT Subaccount (Class II) (7/03).....  2006      1.109          1.245             --
                                                       2005      1.086          1.109             --
                                                       2004      1.000          1.086             --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Capital Appreciation Fund/VA was replaced by Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Global Securities Fund/VA was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/24/2006, Pioneer Variable Contracts Trust-Pioneer Small Company VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer AmPac Growth VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Oak Ridge Large Cap Growth VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Balanced VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Ibbotson Moderate Allocation VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Europe VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer International Value VCT Portfolio and is no longer available as a funding option.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

         APPENDIX C -- ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS
--------------------------------------------------------------------------------




Certain Variable Funding Options have been subject to a merger, substitution or other change. The chart below identifies the former name and the new name for each of these Underlying Funds and where applicable, the former name and the new name of the trust of which the Underlying Fund is part.


UNDERLYING FUND MERGERS/REORGANIZATIONS
The following former Underlying Funds were merged with and into the new Underlying Funds, and/or were reorganized into a new trust.


         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap           Legg Mason Partners Variable Fundamental
     Portfolio -- Class II                          Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV
  INC.
  Legg Mason Partners Variable Total Return      Legg Mason Partners Variable Multiple
     Portfolio -- Class II                          Discipline Portfolio -- Balanced All Cap
                                                    Growth and Value Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
                                               INC.
  Legg Mason Partners Variable Aggressive        Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class II                   Growth Portfolio -- Class II
PIONEER VARIABLE CONTRACTS TRUST               PIONEER VARIABLE CONTRACTS TRUST
  Pioneer AmPac Growth VCT Portfolio -- Class    Pioneer Oak Ridge Large Cap Growth VCT
     II                                             Portfolio -- Class II
PIONEER VARIABLE CONTRACTS TRUST               PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Balanced VCT Portfolio -- Class II     Pioneer Ibbotson Moderate Allocation VCT
                                                    Portfolio -- Class II
PIONEER VARIABLE CONTRACTS TRUST               PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Europe VCT Portfolio -- Class II       Pioneer International Value VCT
                                                    Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Fundamental       Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I                     Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive        Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class II                   Growth Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Multiple          Legg Mason Partners Variable Capital and
     Discipline Portfolio -- Balanced All Cap       Income Portfolio -- Class II
     Growth and Value Portfolio -- Class II


UNDERLYING FUND SUBSTITUTION
The following new Underlying Fund was substituted for the former Underlying
Fund.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


AIM VARIABLE INSURANCE FUNDS                   MET INVESTORS SERIES TRUST
  AIM V.I. Capital Appreciation                  Met/AIM Capital Appreciation
     Fund -- Series II                              Portfolio -- Class E

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                                   APPENDIX D

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE CONTRACT IS
                                    ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a)  is Medicare approved as a provider of skilled nursing care services;
          and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

     (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

     (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

     (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

     (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

     (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next valuation date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payment made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your tax adviser regarding the tax impact of any withdrawals taken from your Contract.
                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX F

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-72-73-87, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-72-73-87.

Name: -------------------------------------------------

Address: ----------------------------------------------

CHECK BOX:

[ ] MIC-Book-72-73-87

[ ] MLAC-Book-72-73-87

                   PORTFOLIO ARCHITECT II ANNUITY PROSPECTUS:
         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes PORTFOLIO ARCHITECT II ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available for contracts purchased on or after April 30, 2007 are:




AMERICAN FUNDS INSURANCE SERIES -- CLASS 2         Janus Forty Portfolio -- Class A
  American Funds Global Growth Fund                Lazard Mid-Cap Portfolio -- Class B
  American Funds Growth Fund                       Legg Mason Partners Managed Assets
  American Funds Growth-Income Fund                   Portfolio -- Class A
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL        Lord Abbett Bond Debenture
  SHARES                                              Portfolio -- Class A
  Dreyfus Variable Investment Fund                 Lord Abbett Growth and Income
     Appreciation Portfolio                           Portfolio -- Class B
  Dreyfus Variable Investment  Fund                Lord Abbett Mid-Cap Value
     Developing Leaders Portfolio                     Portfolio -- Class B
FIDELITY(R) VARIABLE INSURANCE                     Met/AIM Capital Appreciation
  PRODUCTS -- SERVICE CLASS 2                         Portfolio -- Class A
  VIP Contrafund(R) Portfolio                      Met/AIM Small Cap Growth Portfolio -- Class
  VIP Mid Cap Portfolio                               A
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     MFS(R) Value Portfolio -- Class A
  TRUST -- CLASS 2                                 Neuberger Berman Real Estate
  Templeton Developing Markets Securities             Portfolio -- Class A
     Fund                                          PIMCO Inflation Protected Bond
  Templeton Foreign Securities Fund                   Portfolio -- Class A
JANUS ASPEN SERIES -- SERVICE SHARES               Pioneer Fund Portfolio -- Class A
  Global Technology Portfolio                      Pioneer Strategic Income Portfolio -- Class
LEGG MASON PARTNERS VARIABLE EQUITY TRUST             A
  Legg Mason Partners Variable Aggressive          Third Avenue Small Cap Value
     Growth Portfolio -- Class I                      Portfolio -- Class B
  Legg Mason Partners Variable Appreciation      METROPOLITAN SERIES FUND, INC.
     Portfolio -- Class I                          BlackRock Aggressive Growth
  Legg Mason Partners Variable Equity Index           Portfolio -- Class D
     Portfolio -- Class II                         BlackRock Bond Income Portfolio -- Class A
  Legg Mason Partners Variable Fundamental         BlackRock Money Market Portfolio -- Class A
     Value Portfolio -- Class I                    FI Large Cap Portfolio -- Class A
  Legg Mason Partners Variable Investors           FI Value Leaders Portfolio -- Class D
     Portfolio -- Class I                          MFS(R) Total Return Portfolio -- Class F
  Legg Mason Partners Variable Large Cap           Oppenheimer Global Equity
     Growth Portfolio -- Class I                      Portfolio -- Class B
  Legg Mason Partners Variable Small Cap           Western Asset Management U.S. Government
     Growth Portfolio -- Class I                      Portfolio -- Class A
  Legg Mason Partners Variable Social            PIMCO VARIABLE INSURANCE
     Awareness Portfolio                           TRUST -- ADMINISTRATIVE CLASS
LEGG MASON PARTNERS VARIABLE INCOME TRUST          Total Return Portfolio
  Legg Mason Partners Variable Adjustable        VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
     Rate Income Portfolio                         Comstock Portfolio
MET INVESTORS SERIES TRUST                       METROPOLITAN SERIES FUND, INC. -- ASSET
  Batterymarch Mid-Cap Stock                       ALLOCATION PORTFOLIOS -- CLASS  B
     Portfolio -- Class A                          MetLife Aggressive Allocation Portfolio
  BlackRock High Yield Portfolio -- Class A        MetLife Conservative Allocation Portfolio
  BlackRock Large-Cap Core Portfolio -- Class      MetLife Conservative to Moderate Allocation
     E                                                Portfolio
  Dreman Small-Cap Value Portfolio -- Class A      MetLife Moderate Allocation Portfolio
  Harris Oakmark International                     MetLife Moderate to Aggressive Allocation
     Portfolio -- Class A                             Portfolio





-------

Certain Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C -- "Additional Information Regarding The Underlying Funds" for more information.

The Contract, certain Contract features and/or some of the funding options may not be available in all states.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 800-874-1225 or access the SEC's website (http://www.sec.gov). See Appendix F for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS




Glossary................................      3
Summary.................................      4
Fee Table...............................      8
Condensed Financial Information.........     13
The Annuity Contract....................     13
  Contract Owner Inquiries..............     14
  Purchase Payments.....................     15
  Accumulation Units....................     15
  The Variable Funding Options..........     15
Fixed Account...........................     21
Charges and Deductions..................     21
  General...............................     21
  Withdrawal Charge.....................     22
  Free Withdrawal Allowance.............     23
  Transfer Charge.......................     23
  Administrative Charges................     23
  Mortality and Expense Risk Charge.....     23
  Variable Liquidity Benefit Charge.....     24
  Enhanced Stepped-Up Provision Charge..     24
  Guaranteed Minimum Withdrawal Benefit
     Charge.............................     24
  Guaranteed Minimum Accumulation
     Benefit Charge.....................     24
  Variable Funding Option Expenses......     24
  Premium Tax...........................     24
  Changes in Taxes Based upon Premium or
     Value..............................     24
Transfers...............................     25
  Market Timing/Excessive Trading.......     25
  Dollar Cost Averaging.................     27
Access to Your Money....................     28
  Systematic Withdrawals................     28
  Managed Distribution Program..........     28
  Loans.................................     28
Ownership Provisions....................     29
  Types of Ownership....................     29
     Contract Owner.....................     29
     Beneficiary........................     29
     Annuitant..........................     29
Death Benefit...........................     30
  Death Proceeds before the Maturity
     Date...............................     30
  Enhanced Stepped-Up Provision.........     32
  Payment of Proceeds...................     33
  Spousal Contract Continuance..........     35
  Beneficiary Contract Continuance......     35
  Planned Death Benefit.................     35
  Death Proceeds after the Maturity
     Date...............................     36
Living Benefits.........................     36
  Guaranteed Minimum Withdrawal
     Benefit............................     36
  Guaranteed Minimum Accumulation
     Benefit............................     41
The Annuity Period......................     47
  Maturity Date.........................     47
  Allocation of Annuity.................     47
  Variable Annuity......................     47
  Fixed Annuity.........................     48
Payment Options.........................     48
  Election of Options...................     48
  Annuity Options.......................     48
  Variable Liquidity Benefit............     49
Miscellaneous Contract Provisions.......     49
  Right to Return.......................     49
  Termination...........................     50
  Required Reports......................     50
  Suspension of Payments................     50
The Separate Accounts...................     50
  Performance Information...............     51
Federal Tax Considerations..............     51
  General Taxation of Annuities.........     51
  Types of Contracts: Qualified and Non-
     qualified..........................     52
     Qualified Annuity Contracts........     52
     Taxation of Qualified Annuity
       Contracts........................     53
     Mandatory Distributions for
       Qualified Plans..................     53
     Individual Retirement Annuities....     53
     TSAs (ERISA and NON-ERISA).........     54
     Roth IRAs..........................     56
  Non-qualified Annuity Contracts.......     56
     Diversification Requirements for
       Variable Annuities...............     57
     Ownership of the Investments.......     57
     Taxation of Death Benefit
       Proceeds.........................     58
  Other Tax Considerations..............     58
     Treatment of Charges for Optional
       Benefits.........................     58
     Puerto Rico Tax Considerations.....     58
     Non-Resident Aliens................     59
     Tax Credits and Deductions.........     59
Other Information.......................     59
  The Insurance Companies...............     59
  Financial Statements..................     59
  Distribution of Variable Annuity
     Contracts..........................     59
  Conformity with State and Federal
     Laws...............................     61
  Voting Rights.........................     61
  Restrictions on Financial
     Transactions.......................     62
  Legal Proceedings.....................     62
Appendix A: Condensed Financial
  Information for MetLife of CT Separate
  Account Thirteen......................    A-1
Appendix B: Condensed Financial
  Information for MetLife of CT Separate
  Account Fourteen......................    B-1
Appendix C: Additional Information
  Regarding The Underlying Funds........    C-1
Appendix D: The Fixed Account...........    D-1
Appendix E: Waiver of Withdrawal Charge
  for Nursing Home Confinement..........    E-1
Appendix F: Contents of the Statement of
  Additional Information................    F-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P.O. Box 990014, Hartford, CT 96199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is:
MetLife, P.O. Box 371857, Pittsburgh, PA 15250-7857.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 408A of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- "You" is the Contract Owner and a natural person or a trust established for the benefit of a natural person or a charitable remainder trust.

                                    SUMMARY:

                         PORTFOLIO ARCHITECT II ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen "); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract and/or certain optional benefits may not currently be available for sale in all states. For Contracts issued in New York, a waiver of withdrawal charge may apply to all Annuity Payments.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b) or 408(b) or 408A of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See "The Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.30% for the Standard Death Benefit, 1.40% for the Step-Up Death Benefit, and 1.60% for the Roll-Up Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), we will deduct each business day a charge of 0.50% (on an annual basis) from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money - Systematic Withdrawals").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard, Step-Up or Roll-Up Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

     - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract and take required distributions over time, rather than have the death benefit paid to the beneficiary in a lump sum.

     - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

     - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE.......................................   6%(1)
(as a percentage of the Purchase Payments withdrawn)





TRANSFER CHARGE.........................................   $10(2)
(assessed on transfers that exceed 12 per year)





VARIABLE LIQUIDITY BENEFIT CHARGE.......................   6%(3)
(as a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................   $30(4)


---------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


---------
(2)   We do not currently assess the transfer charge.
(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


---------
(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.30% and an administrative expense charge of 0.15% on all Contracts. In addition, for optional features, there is a maximum charge of 0.20% for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge (maximum of 1.00% upon reset) for GMWB I, a 0.50% current charge (maximum of 1.00% upon reset) for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:


                                                          STANDARD DEATH    STEP-UP DEATH    ROLL-UP DEATH
                                                              BENEFIT          BENEFIT          BENEFIT
                                                          --------------    -------------    -------------


Mortality and Expense Risk Charge*....................       1.30%             1.40%            1.60%
Administrative Expense Charge.........................       0.15%             0.15%            0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL
  FEATURES SELECTED...................................       1.45%             1.55%            1.75%
Optional E.S.P. Charge................................       0.20%             0.20%            0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY
  SELECTED............................................       1.65%             1.75%            1.95%
Optional GMAB Charge..................................       0.50%             0.50%            0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY
  SELECTED............................................       1.95%             2.05%            2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMAB SELECTED(5)....................................       2.15%             2.25%            2.45%
Optional GMWB I Charge................................       1.00%(6)          1.00%(6)         1.00%(6)
Optional GMWB II Charge...............................       1.00%(6)          1.00%(6)         1.00%(6)
Optional GMWB III Charge..............................       0.25%             0.25%            0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY
  SELECTED............................................       2.45%             2.55%            2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II
  ONLY SELECTED.......................................       2.45%             2.55%            2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III
  ONLY SELECTED.......................................       1.70%             1.80%            2.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB I SELECTED.....................................       2.65%             2.75%            2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB II SELECTED....................................       2.65%             2.75%            2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB III SELECTED...................................       1.90%             2.00%            2.20%


---------
(5)   GMAB and GMWB cannot both be elected.
(6) The current charges for the available GMWB riders with a reset feature (see "Living Benefits") are 0.40% for GMWB I and 0.50% for GMWB II.
* We are waiving the following amounts of the Mortality and Expense Risk Charge 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio; an amount equal to the Underlying Fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio; 0.11% for the Subaccount investing in the BlackRock High Yield Portfolio; an amount equal to the Underlying Fund expenses that are in excess of 0.87% for the Subaccount investing in the Lord Abbett Growth and Income Portfolio -- Class B; an amount equal to the Underlying Fund expenses that are in excess of 0.65% for the Subaccount investing in the PIMCO Inflation Protected Bond Portfolio -- Class A; an amount equal to the Underlying Fund expenses that are in excess of 1.12% for the Subaccount investing in the Lord Abbett Mid Cap Value
      Portfolio -- Class B; an amount equal to the Underlying Fund expenses that are in excess of 1.10% for the Subaccount investing in the Third Avenue Small Cap Value Portfolio -- Class B; and an amount equal to the Underlying Fund expenses that are in excess of 1.18% for the Subaccount investing in the MFS(R) Research International Portfolio -- Class B.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it.

More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-874-1225.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and
  other expenses)                                                         0.38%      1.72%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE       NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER            ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES**
----------------                       ------------  --------------  ----------  -----------  -----------------  ----------------


AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth Fund..      0.55%          0.25%         0.03%       0.83%             --          0.83%
  American Funds Growth Fund.........      0.32%          0.25%         0.02%       0.59%             --          0.59%
  American Funds Growth-Income Fund..      0.27%          0.25%         0.01%       0.53%             --          0.53%
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment Fund
     Appreciation Portfolio..........      0.75%            --          0.07%       0.82%             --          0.82%
  Dreyfus Variable Investment Fund
     Developing Leaders Portfolio....      0.75%            --          0.09%       0.84%             --          0.84%(1)
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio........      0.57%          0.25%         0.09%       0.91%             --          0.91%
  VIP Dynamic Capital Appreciation
     Portfolio+......................      0.56%          0.25%         0.24%       1.05%             --          1.05%
  VIP Mid Cap Portfolio..............      0.57%          0.25%         0.11%       0.93%             --          0.93%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST -- CLASS 2
  Templeton Developing Markets
     Securities Fund.................      1.23%          0.25%         0.24%       1.72%             --          1.72%
  Templeton Foreign Securities Fund..      0.63%          0.25%         0.18%       1.06%           0.03%         1.03%(1)(2)
JANUS ASPEN SERIES -- SERVICE SHARES
  Global Life Sciences Portfolio+....      0.64%          0.25%         0.46%       1.35%             --          1.35%
  Global Technology Portfolio........      0.64%          0.25%         0.21%       1.10%             --          1.10%(1)
  Worldwide Growth Portfolio+........      0.60%          0.25%         0.05%       0.90%             --          0.90%(3)
LEGG MASON PARTNERS VARIABLE EQUITY
  TRUST
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio -- Class I ++.........      0.75%            --          0.02%       0.77%             --          0.77%
  Legg Mason Partners Variable
     Appreciation Portfolio -- Class
     I...............................      0.70%            --          0.02%       0.72%             --          0.72%(1)
  Legg Mason Partners Variable Equity
     Index Portfolio -- Class II.....      0.31%          0.25%         0.03%       0.59%             --          0.59%
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I............      0.75%            --          0.02%       0.77%             --          0.77%
  Legg Mason Partners Variable
     Investors Portfolio -- Class I..      0.65%            --          0.07%       0.72%             --          0.72%
  Legg Mason Partners Variable Large
     Cap Growth Portfolio -- Class I
     ++..............................      0.75%            --          0.04%       0.79%             --          0.79%
  Legg Mason Partners Variable Small
     Cap Growth Portfolio -- Class
     I...............................      0.75%            --          0.21%       0.96%             --          0.96%
  Legg Mason Partners Variable Social
     Awareness Portfolio ++..........      0.66%            --          0.12%       0.78%             --          0.78%

                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE       NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER            ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES**
----------------                       ------------  --------------  ----------  -----------  -----------------  ----------------

LEGG MASON PARTNERS VARIABLE INCOME
  TRUST
  Legg Mason Partners Variable
     Adjustable Rate Income Portfolio
     ++..............................      0.55%          0.25%         0.22%       1.02%             --          1.02%
MET INVESTORS SERIES TRUST(4)
  Batterymarch Mid-Cap Stock
     Portfolio -- Class A............      0.70%            --          0.11%       0.81%             --          0.81%(5)
  BlackRock High Yield
     Portfolio -- Class A............      0.60%            --          0.32%       0.92%             --          0.92%(5)(6)
  BlackRock Large-Cap Core
     Portfolio -- Class E............      0.63%          0.15%         0.22%       1.00%             --          1.00%(5)(6)(7)
  Dreman Small-Cap Value
     Portfolio -- Class A............      0.82%            --          0.37%       1.19%           0.09%         1.10%(5)(8)
  Harris Oakmark International
     Portfolio -- Class A............      0.78%            --          0.13%       0.91%             --          0.91%
  Janus Forty Portfolio -- Class A...      0.65%            --          0.06%       0.71%             --          0.71%(5)
  Lazard Mid-Cap Portfolio -- Class
     B...............................      0.70%          0.25%         0.06%       1.01%             --          1.01%
  Legg Mason Partners Managed Assets
     Portfolio -- Class A............      0.50%            --          0.11%       0.61%             --          0.61%(5)
  Lord Abbett Bond Debenture
     Portfolio -- Class A............      0.50%            --          0.04%       0.54%             --          0.54%
  Lord Abbett Growth and Income
     Portfolio -- Class B............      0.50%          0.25%         0.03%       0.78%             --          0.78%
  Lord Abbett Mid-Cap Value
     Portfolio -- Class B............      0.68%          0.25%         0.07%       1.00%             --          1.00%
  Met/AIM Capital Appreciation
     Portfolio -- Class A............      0.77%            --          0.09%       0.86%             --          0.86%(5)(6)(9)
  Met/AIM Small Cap Growth
     Portfolio -- Class A............      0.87%            --          0.06%       0.93%             --          0.93%(6)
  MFS(R) Research International
     Portfolio -- Class B+...........      0.72%          0.25%         0.14%       1.11%             --          1.11%
  MFS(R) Value Portfolio -- Class A..      0.73%            --          0.23%       0.96%             --          0.96%(5)(6)
  Neuberger Berman Real Estate
     Portfolio -- Class A............      0.64%            --          0.04%       0.68%             --          0.68%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A............      0.50%            --          0.05%       0.55%             --          0.55%
  Pioneer Fund Portfolio -- Class A..      0.75%            --          0.30%       1.05%           0.05%         1.00%(5)(10)
  Pioneer Strategic Income
     Portfolio -- Class A............      0.70%            --          0.12%       0.82%             --          0.82%(5)(6)(9)
  Third Avenue Small Cap Value
     Portfolio -- Class B............      0.74%          0.25%         0.04%       1.03%             --          1.03%
METROPOLITAN SERIES FUND, INC. (11)
  BlackRock Aggressive Growth
     Portfolio -- Class D............      0.72%          0.10%         0.06%       0.88%             --          0.88%
  BlackRock Bond Income
     Portfolio -- Class A............      0.39%            --          0.07%       0.46%           0.01%         0.45%(12)
  BlackRock Money Market
     Portfolio -- Class A............      0.34%            --          0.04%       0.38%           0.01%         0.37%(13)
  FI Large Cap Portfolio -- Class A..      0.78%            --          0.06%       0.84%             --          0.84%(14)
  FI Value Leaders Portfolio -- Class
     D...............................      0.64%          0.10%         0.07%       0.81%             --          0.81%
  MFS(R) Total Return
     Portfolio -- Class F............      0.53%          0.20%         0.05%       0.78%             --          0.78%(14)
  Oppenheimer Global Equity
     Portfolio -- Class B............      0.53%          0.25%         0.09%       0.87%             --          0.87%
  T. Rowe Price Large Cap Growth
     Portfolio -- Class B+...........      0.60%          0.25%         0.08%       0.93%             --          0.93%
  Western Asset Management U.S.
     Government Portfolio -- Class
     A...............................      0.50%            --          0.07%       0.57%             --          0.57%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Total Return Portfolio.............      0.25%            --          0.40%       0.65%             --          0.65%
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
  Comstock Portfolio.................      0.56%          0.25%         0.03%       0.84%             --          0.84%
  Enterprise Portfolio+..............      0.50%          0.25%         0.18%       0.93%             --          0.93%

                                                                                                                        NET TOTAL
                                                                                                                         ANNUAL
                                                                                                                        OPERATING
                                                                                                                        EXPENSES
                                                DISTRIBUTION                  TOTAL     CONTRACTUAL FEE   NET TOTAL     INCLUDING
                                                   AND/OR                     ANNUAL         WAIVER         ANNUAL     UNDERLYING
                                  MANAGEMENT       SERVICE        OTHER     OPERATING    AND/OR EXPENSE   OPERATING       FUND
UNDERLYING FUND:                      FEE       (12b-1) FEES    EXPENSES     EXPENSES    REIMBURSEMENT    EXPENSES*     EXPENSES
----------------                 ------------  --------------  ----------  -----------  ---------------  -----------  ------------


METROPOLITAN SERIES FUND,
  INC. -- CLASS B
  MetLife Aggressive Allocation
     Portfolio.................      0.10%          0.25%         0.07%       0.42%          0.07%        0.35%(16)     1.10%(15)
  MetLife Conservative
     Allocation Portfolio......      0.10%          0.25%         0.09%       0.44%          0.09%        0.35%(16)     0.96%(15)
  MetLife Conservative to
     Moderate Allocation
     Portfolio.................      0.10%          0.25%         0.02%       0.37%          0.02%        0.35%(16)     1.00%(15)
  MetLife Moderate Allocation
     Portfolio.................      0.10%          0.25%         0.01%       0.36%          0.01%        0.35%(16)     1.05%(15)
  MetLife Moderate to
     Aggressive Allocation
     Portfolio.................      0.10%          0.25%         0.01%       0.36%          0.01%        0.35%(16)     1.10%(15)


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+ Not available under all contracts. Availability depends on contract issue date.
++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.
(1) Other Expenses include "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolios invested during the preceding fiscal year in the amounts of 0.03% for Templeton Foreign Securities Fund; 0.02% for Dreyfus VIF Developing Leaders Portfolio and Janus Aspen Series Global Technology Portfolio; and 0.01% for Legg Mason Partners Variable Appreciation Portfolio.
(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).
(3) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
(4) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(5) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(6) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(7) This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.
(8) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.10%, excluding 12b-1 fees.
(9) The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(10) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%, excluding 12b-1 fees.
(11) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(14) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(15) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of

      December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Allocation Portfolio. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)
(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b- fees.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and a GMWB rider cannot both be elected.

This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum 1.00% charge applies in all Contract Years).


                                       IF CONTRACT IS SURRENDERED AT THE               IF CONTRACT IS NOT SURRENDERED OR
                                             END OF PERIOD SHOWN:                   ANNUITIZED AT THE END OF PERIOD SHOWN:
                                ----------------------------------------------  ----------------------------------------------
FUNDING OPTION                    1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum
Total Annual Operating
Expenses......................    $1,072      $1,869      $2,729      $4,755       $472       $1,419      $2,369      $4,755
Underlying Fund with Minimum
Total Annual Operating
Expenses......................    $  939      $1,479      $2,094      $3,570       $339       $1,029      $1,734      $3,570


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Portfolio Architect II Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.


                                                          MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
            DEATH BENEFIT/OPTIONAL FEATURE                         ANNUITANT ON THE CONTRACT DATE
------------------------------------------------------    -----------------------------------------------


Deferred Annual Step Up Death Benefit (Standard Death
  Benefit)                                                                       75
Step Up Death Benefit                                                            85
5% Roll Up Death Benefit                                                         75
Enhanced Stepped-Up Provision (E.S.P.)                                           75


Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-874-1225.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional Purchase Payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent. Where permitted by law, we may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or, liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or, taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee
Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of Variable Annuity Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Underlying Fund's 12b-1 Plan decrease the Underlying Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Variable Annuity Contracts").

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-800-874-1225 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth     Seeks capital appreciation         Capital Research and Management
     Fund                          through stocks.                    Company
  American Funds Growth Fund       Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
  American Funds Growth-Income     Seeks both capital appreciation    Capital Research and Management
     Fund                          and income.                        Company
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment      Seeks long-term capital growth     The Dreyfus Corporation
     Fund Appreciation Portfolio   consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital. Its secondary goal is
                                   current income.
  Dreyfus Variable Investment      Seeks capital growth.              The Dreyfus Corporation
     Fund Developing Leaders
     Portfolio
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio      Seeks long-term capital            Fidelity Management & Research
                                   appreciation.                      Company
  VIP Dynamic Capital              Seeks capital appreciation.        Fidelity Management & Research
     Appreciation Portfolio+                                          Company
  VIP Mid Cap Portfolio            Seeks long-term growth of          Fidelity Management & Research
                                   capital.                           Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS
  TRUST -- CLASS 2
  Templeton Developing Markets     Seeks long-term capital            Templeton Asset Management Ltd.
     Securities Fund               appreciation.
  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund                                                             Subadviser: Franklin Templeton
                                                                      Investment Management Limited
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Global Life Sciences Portfolio+  Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
  Global Technology Portfolio      Seeks long-term capital growth.    Janus Capital Management LLC
  Worldwide Growth Portfolio+      Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth                                                LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
     Appreciation                  capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks investment results that,     Legg Mason Partners Fund Advisor,
     Equity Index                  before expenses, correspond to     LLC
     Portfolio -- Class II         the price and yield performance    Subadviser: Batterymarch
                                   of the                             Financial Management, Inc.
                                   S&P 500 Index.
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value             Current income is a secondary      LLC
     Portfolio -- Class I          consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Investors Portfolio -- Class  capital. Current income is a       LLC
     I                             secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Large Cap Growth              capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long term growth of          Legg Mason Partners Fund Advisor,
     Small Cap Growth              capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term capital            Legg Mason Partners Fund Advisor,
     Social Awareness Portfolio    appreciation and retention of net  LLC
                                   investment income.                 Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable     Seeks to provide high current      Legg Mason Partners Fund Advisor,
     Adjustable Rate Income        income and to limit the degree of  LLC
     Portfolio                     fluctuation of its net asset       Subadviser: Western Asset
                                   value resulting from movements in  Management Company
                                   interest rates.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock       Seeks growth of capital.           Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: Batterymarch
                                                                      Financial Management, Inc.
  BlackRock High Yield             Seeks to maximize total return,    Met Investors Advisory LLC
     Portfolio -- Class A          consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
  BlackRock Large-Cap Core         Seeks long-term capital growth.    Met Investors Advisory LLC
     Portfolio -- Class E                                             Subadviser: BlackRock Advisors,
                                                                      LLC
  Dreman Small-Cap Value           Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: Dreman Value
                                                                      Management, LLC
  Harris Oakmark International     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class A          appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
  Janus Forty Portfolio -- Class   Seeks capital appreciation.        Met Investors Advisory LLC
     A                                                                Subadviser: Janus Capital
                                                                      Management LLC
  Lazard Mid-Cap                   Seeks long-term growth of          Met Investors Advisory LLC
     Portfolio -- Class B          capital.                           Subadvisor: Lazard Asset
                                                                      Management LLC
  Legg Mason Partners Managed      Seeks high total return.           Met Investors Advisory LLC
     Assets Portfolio -- Class A                                      Subadvisers: Batterymarch
                                                                      Financial Management, Inc.,
                                                                      ClearBridge Advisors, LLC, Legg
                                                                      Mason Global Asset Allocation
                                                                      LLC, Western Asset Management
                                                                      Company
  Lord Abbett Bond Debenture       Seeks to provide high current      Met Investors Advisory LLC
     Portfolio -- Class A          income and the opportunity for     Subadviser: Lord, Abbett & Co.
                                   capital appreciation to produce a  LLC
                                   high total return.
  Lord Abbett Growth and Income    Seeks long-term growth of capital  Met Investors Advisory LLC
     Portfolio -- Class B          and current income without         Subadviser: Lord, Abbett & Co.
                                   excessive fluctuations in the      LLC
                                   market value.
  Lord Abbett Mid-Cap Value        Seeks capital appreciation         Met Investors Advisory LLC
     Portfolio -- Class B          through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
  Met/AIM Capital Appreciation     Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: A I M Capital
                                                                      Management, Inc.
  Met/AIM Small Cap Growth         Seeks long-term growth of          Met Investors Advisory LLC
     Portfolio -- Class A          capital.                           Subadviser: A I M Capital
                                                                      Management, Inc.
  MFS(R) Research International    Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class B+                                            Subadviser: Massachusetts
                                                                      Financial Services Company
  MFS(R) Value Portfolio -- Class  Seeks capital appreciation and     Met Investors Advisory LLC
     A                             reasonable income.                 Subadviser: Massachusetts
                                                                      Financial Services Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Neuberger Berman Real Estate     Seeks to provide total return      Met Investors Advisory LLC
     Portfolio -- Class A          through investment in real estate  Subadviser: Neuberger Berman
                                   securities, emphasizing both       Management Inc.
                                   capital appreciation and current
                                   income.
  PIMCO Inflation Protected Bond   Seeks to provide maximum real      Met Investors Advisory LLC
     Portfolio -- Class A          return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
  Pioneer Fund Portfolio -- Class  Seeks reasonable income and        Met Investors Advisory LLC
     A                             capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Pioneer Strategic Income         Seeks a high level of current      Met Investors Advisory LLC
     Portfolio -- Class A          income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Third Avenue Small Cap Value     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class B          appreciation.                      Subadviser: Third Avenue
                                                                      Management LLC
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth      Seeks maximum capital              MetLife Advisers, LLC
     Portfolio -- Class D          appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
  BlackRock Bond Income            Seeks competitive total return     MetLife Advisers, LLC
     Portfolio -- Class A          primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
     A                             capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  FI Value Leaders                 Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class D          capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  MetLife Aggressive Allocation    Seeks growth of capital.           MetLife Advisers, LLC
     Portfolio -- Class B
  MetLife Conservative Allocation  Seeks high level of current        MetLife Advisers, LLC
     Portfolio -- Class B          income, with growth of capital as
                                   a secondary objective.
  MetLife Conservative to          Seeks high total return in the     MetLife Advisers, LLC
     Moderate Allocation           form of income and growth of
     Portfolio -- Class B          capital, with a greater emphasis
                                   on income.
  MetLife Moderate Allocation      Seeks a balance between a high     MetLife Advisers, LLC
     Portfolio -- Class B          level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
  MetLife Moderate to Aggressive   Seeks growth of capital.           MetLife Advisers, LLC
     Allocation
     Portfolio -- Class B
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class B                                             Subadviser: OppenheimerFunds,
                                                                      Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  T. Rowe Price Large Cap Growth   Seeks long-term growth of capital  MetLife Advisers, LLC
     Portfolio -- Class B+         and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
  Western Asset Management U.S.    Seeks to maximize total return     MetLife Advisers, LLC
     Government                    consistent with preservation of    Subadviser: Western Asset
     Portfolio -- Class A          capital and maintenance of         Management Company
                                   liquidity.
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Total Return Portfolio           Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
  Comstock Portfolio               Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
  Enterprise Portfolio+            Seeks capital appreciation         Van Kampen Asset Management
                                   through investments in securities
                                   believed by the portfolio's
                                   investment adviser to have above-
                                   average potential for capital
                                   appreciation.



---------
+ Not available under all contracts. Availability depends on contract issue date.
      Certain closed Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C for more information.

                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix D for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your registered representative and

     -    other costs of doing business

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:


               YEARS SINCE PURCHASE                     WITHDRAWAL
                   PAYMENT MADE                           CHARGE
--------------------------------------------------    --------------
  GREATER THAN OR EQUAL TO         BUT LESS THAN


           0 years                    2 years               6%
           2 years                    4 years               5%
           4 years                    5 years               4%
           5 years                    6 years               3%
           6 years                    7 years               2%
          7+ years                                          0%


For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a)  any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     -    if a lifetime annuity payout has begun

     - if you elect Annuity Payments for a fixed period of at least five year's duration, or

     -    under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal allowance applies to any partial or full withdrawal. The free withdrawal allowance is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. The annual Contract administrative charge will be deducted on a pro rata basis from amounts allocated to the Variable Funding Options. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. This charge is applied pro-rata among the subaccounts. We will also prorate this charge (i.e., calculate) from the date of participation in the plan. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge is 1.30% annually. If you choose the Step-Up Death Benefit, the M&E charge is 1.40% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.60% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7+ years                                      0%


Please refer to "Payment Options" for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both age 75 or younger on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request, which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., American Funds Global Growth Fund, Dreyfus VIF Developing Leaders Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Janus Aspen Series Global Technology Portfolio, Janus Aspen Series Worldwide Growth Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, BlackRock High Yield Portfolio, Dreman Small-Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS(R) Research International Portfolio, Pioneer Strategic Income Portfolio, Third Avenue Small Cap Value Portfolio and Oppenheimer Global Equity Portfolio, (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Fund Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds Distributors, Inc. ("American Funds Distributors") requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds Distributors requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; a second violation will result in the imposition of the transfer restrictions described below. Also, as Monitored Portfolios, our current market timing and excessive trading policies and procedures also will apply to American Funds portfolios, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as separate accounts funding variable insurance contracts or retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Special DCA Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or the Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of surrender, withdrawal, or loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law). There is currently no additional fee for electing systematic withdrawals.

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations".) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     -    the death benefit will not be payable upon the Annuitant's death

     -    the Contingent Annuitant becomes the Annuitant

     -    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see "The Annuity
Contract".)

NOTE: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all referenced to "Annuitant" below with "owner". All death benefits will be reduced by any premium tax and outstanding loans not previously deducted.

DEATH PROCEEDS BEFORE THE MATURITY DATE

DEFERRED ANNUAL STEP-UP (STANDARD DEATH BENEFIT)

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value on the Death Report Date

     (2)  your adjusted Purchase Payment (see below) or*

     (3)  the Step-Up Value (if any, as described below)

STEP-UP DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value on the Death Report Date

     (2)  your Adjusted Purchase Payment (see below) or*

     (3)  the Step-Up Value (if any, as described below)

ROLL-UP DEATH BENEFIT



--------------------------------------------------------------------------------------
If the Annuitant dies before
age 80, the death benefit will
be the greatest of:                 -  the Contract Value on the Death Report Date;
                                    -  your Adjusted Purchase Payment (see below)*;
                                    -  the Step-Up Value, if any, as described below
                                    -  the Roll-Up Death Benefit Value (as described
                                       below)
--------------------------------------------------------------------------------------
If the Annuitant dies on or
after age 80, the death benefit
will be the greatest of:            -  the Contract Value on the Death Report Date;
                                    -  your Adjusted Purchase Payment (see below)* or
                                    -  the Step-Up Value, if any, as described below,
                                       or
                                    -  the Roll-Up Death Benefit Value (as described
                                       below) on the Annuitant's 80(th) birthday,
                                       plus any additional Purchase Payments and
                                       minus any partial surrender reductions (as
                                       described below) that occur after the
                                       Annuitant's 80(th) birthday.
--------------------------------------------------------------------------------------


* If you have elected a GMWB Rider (Principal Guarantee) your Adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE (FOR STANDARD DEATH BENEFIT)

The Step-Up Value will initially equal the Contract Value on the seventh Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Death Report Date. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below. If the Death Report Date or the Annuitant's 80th birthday is before the seventh Contract Date anniversary, there is no Step-Up Value.

STEP-UP VALUE (FOR STEP-UP AND ROLL-UP DEATH BENEFITS)

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b)   is any Purchase Payment made during the previous Contract Year

     c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b) is any Purchase Payment made since the previous Contract Date anniversary

     c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

           $50,000 x ($10,000/$55,000) = $9,090

Your new Adjusted Purchase Payment would be $50,000-$9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new Adjusted Purchase Payment would be $50,000-$16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

           $50,000 x ($10,000/$55,000) = $9,090

Your new Step-Up Value would be $50,000-$9,090, or $40,910. The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new Step-Up Value would be $50,000-$16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

           $50,000 X ($10,000/$55,000) = $9,090

You new modified Purchase Payment would be $50,000-$9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

           $50,000 X ($10,000/$30,000) = $16,666

Your new modified Purchase Payment would be $50,000-$16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary(ies), or if    the beneficiary elects to      Yes
ANNUITANT) (WITH NO JOINT     none, to the Contract          continue the Contract rather
OWNER)                        Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)  The beneficiary(ies), or if    the beneficiary elects to      Yes
(WITH NO JOINT OWNER)         none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The surviving joint owner.                                    Yes
IS NOT THE ANNUITANT)
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The beneficiary(ies), or, if   the beneficiary elects to      Yes
IS THE ANNUITANT)             none, to the surviving joint   continue the Contract rather
                              owner.                         than receive a distribution.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The surviving joint owner.     the spouse elects to           Yes
NOT THE ANNUITANT)                                           continue the Contract.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The beneficiary(ies), or if    the spouse elects to           Yes
THE ANNUITANT)                none, to the surviving joint   continue the Contract.
                              owner
                                                             A spouse who is not the
                                                             beneficiary may decline to
                                                             continue the Contract and
                                                             instruct the Company to pay
                                                             the beneficiary.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

ANNUITANT (WHO IS NOT THE     The beneficiary(ies), or if    the beneficiary elects to      Yes
CONTRACT OWNER)               none, to the Contract Owner.   continue the Contract rather
                                                             than receive the
                                                             distribution.
                                                             But, if there is a
                                                             Contingent Annuitant, then
                                                             the Contingent Annuitant
                                                             becomes the Annuitant and
                                                             the Contract continues in
                                                             effect (generally using the
                                                             original Maturity Date). The
                                                             proceeds will then be paid
                                                             upon the death of the
                                                             Contingent Annuitant or
                                                             owner.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A   The beneficiary(ies), or if                                   Yes (Death of
NON-NATURAL ENTITY/TRUST)     none, to the owner.                                           Annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT          No death proceeds are                                         N/A
(ASSUMING ANNUITANT IS STILL  payable; Contract continues.
ALIVE)
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary(ies), or if    the beneficiary elects to      Yes
                              none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive a distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. Spousal beneficiaries must choose to continue the Contract as allowed under the spousal contract continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Please note that spousal continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Please consult a tax advisor before electing this option.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    take a loan

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III" ; we may refer to any one of these as GMWB. The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS


--------------------------------------------------------------------------------------------------------------
         NAME OF RIDER:                    GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
ALSO CALLED:                         Principal Guarantee       Principal Guarantee       Principal Guarantee
                                                                                                Value
--------------------------------------------------------------------------------------------------------------
AVAILABILITY:                         Not available for       Available on or after     Available on or after
                                    purchase on or after        March 21, 2005 if         March 21, 2005 if
                                   March 21, 2005, unless    approved in your state    approved in your state
                                   GMWB II is not approved
                                        in your state
--------------------------------------------------------------------------------------------------------------


You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
If you make your first                    5% of RBB                 5% of RBB                 5% of RBB
withdrawal before the 3rd
anniversary
after you purchase GMWB:
--------------------------------------------------------------------------------------------------------------
If you make your first                   10% of RBB                10% of RBB                 5% of RBB
withdrawal after the 3(rd)
anniversary after you purchase
GMWB:
--------------------------------------------------------------------------------------------------------------


ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

     - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

     - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES. The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB
Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $100,000        $100,000               $5,000         $100,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $110,000        $100,000               $5,000          $90,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
PARTIAL
WITHDRAWAL
REDUCTION
(PWR)             N/A         (100,000 x           [5,000 x (1-         N/A         (100,000 x           [5,000 x (1-
                           10,000/110,000) =    90,000/100,000)] =               10,000/90,000) =     88,889/100,000)] =
                                 9,091                  500                           $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
GREATER OF
PWR OR THE
DOLLAR AMOUNT
OF THE
WITHDRAWAL                      $10,000                                               $11,111

                            (10,000>9,091)                                        (11,111>10,000)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $10,000                $500           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
AFTER
WITHDRAWAL     $100,000         $90,000               $4,500          $80,000         $88,889               $4,444
--------------------------------------------------------------------------------------------------------------------------


                          WITHDRAWAL EXAMPLE FOR GMWB I


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $100,000        $100,000               $5,000         $100,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $110,000        $100,000               $5,000          $90,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
AFTER
WITHDRAWAL     $100,000         $90,909               $4,545          $80,000         $88,889               $4,444

                         [100,000 -- (100,000         [(5,000                  [100,000 -- (100,000        [5,000 x
                           x10,000/110,000)]     x90,909/100,000)]               x10,000/90,000)]      (88,889/100,000)]
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $9,091                 $455           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------


TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY). If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

          -    a qualified retirement plan (Code Section 401),

          -    a tax-sheltered annuity (Code Section 403(b)),

          -    an individual retirement account (Code Sections 408(a)),

          -    an individual retirement annuity (Code Section 408(b)), or

          -    a qualified deferred compensation plan (Code Section 457).

          Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

     - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

     - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

     - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9 , Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

     - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

          You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

     - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY). If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the charge may increase if you elect to reset the RBB (the charge will never exceed the guaranteed maximum charge). Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE. The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
Current Annual Charge                       0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
Maximum Annual Charge After a               1.00%                     1.00%                      N/A
Reset
--------------------------------------------------------------------------------------------------------------


MAXIMUM RBB. Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION. Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5(th) anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB. If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

     - The total annual payment amount will equal the AWB and will never exceed your RBB, and

     - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
AWB                                  5% of RBB if first        5% of RBB if first             5% of RBB
                                   withdrawal before 3(rd)   withdrawal before 3(rd)
                                   anniversary 10% of RBB    anniversary 10% of RBB
                                     if first withdrawal       if first withdrawal
                                   after 3(rd) anniversary   after 3(rd) anniversary
--------------------------------------------------------------------------------------------------------------
ANNUAL CHARGE                               0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
RESET                                        Yes                       Yes                       No
--------------------------------------------------------------------------------------------------------------
CAN I CANCEL MY GMWB?                        No               Yes, after the 5(th)      Yes, after the 5(th)
                                                               anniversary of GMWB       anniversary of GMWB
                                                                    purchase                  purchase
--------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS                      No                        Yes                       Yes
--------------------------------------------------------------------------------------------------------------
WAIVER OF RECALCULATION OF AWB               No                        Yes                       Yes
FOR DISTRIBUTIONS FROM TAX-
QUALIFIED PLANS
--------------------------------------------------------------------------------------------------------------


GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.

     - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE


--------------------------------------------------------------------------------------------------------------------
                           INCREASING CONTRACT VALUE                           DECLINING CONTRACT VALUE
--------------------------------------------------------------------------------------------------------------------
                                      BASE                                               BASE
                   CONTRACT       CALCULATION                         CONTRACT       CALCULATION
                    VALUE            AMOUNT        BENEFIT BASE        VALUE            AMOUNT        BENEFIT BASE
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $100,000         $100,000      Not Applicable      $110,000         $100,000      Not Applicable
--------------------------------------------------------------------------------------------------------------------
VALUE AS OF
RIDER
MATURITY DATE      $110,000         $100,000         $100,000         $90,000          $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
AMOUNT
APPLIED TO
CONTRACT
VALUE DUE TO
GMAB RIDER                           $0(1)                                            $10,000(2)
--------------------------------------------------------------------------------------------------------------------


(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.
(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT


--------------------------------------------------------------------------------------------------------------------
                  ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS       ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
--------------------------------------------------------------------------------------------------------------------
                                                       BASE                                               BASE
                   CONTRACT         PURCHASE       CALCULATION        CONTRACT         PURCHASE       CALCULATION
                    VALUE           PAYMENT           AMOUNT           VALUE           PAYMENT           AMOUNT
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $100,000         $100,000         $100,000         $100,000         $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE
PAYMENT            $110,000      Not Applicable      $100,000         $110,000      Not Applicable      $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE
PAYMENT            $120,000         $10,000          $110,000         $120,000         $10,000          $100,000
--------------------------------------------------------------------------------------------------------------------

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT


----------------------------------------------------------------------------------------------------------------------------
                                                    ASSUMING INCREASING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $100,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL           $110,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
FOLLOWING
PARTIAL
WITHDRAWAL           $100,000               $90,000               $10,000             [100,000 x              $10,000
                                                                                    10,000/110,000]
                                                                                        $9,091
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                     ASSUMING DECLINING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $100,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL            $90,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
FOLLOWING
PARTIAL
WITHDRAWAL            $80,000               $88,889               $10,000             [100,000 x              $11,111
                                                                                    10,000/90,000]
                                                                                        $11,111
----------------------------------------------------------------------------------------------------------------------------


INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

     - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

     - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

     - If you make an additional Purchase Payment, you can only allocate up to 80% of the Purchase Payments to Subaccounts that we classify as Class A.

     - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are classified as Class B Subaccounts. All remaining Subaccounts offered under the Contract are classified as Class A Subaccounts.


                              CLASS B SUBACCOUNTS/UNDERLYING FUNDS
                    --------------------------------------------------------


                          LEGG MASON PARTNERS VARIABLE INCOME TRUST
                            Legg Mason Partners Variable Adjustable
                            Rate Income Portfolio
                          MET INVESTORS SERIES TRUST -- CLASS A
                            BlackRock High Yield Portfolio
                            Pioneer Strategic Income Portfolio
                            PIMCO Inflation Protected Bond Portfolio
                          METROPOLITAN SERIES FUND, INC. -- CLASS A
                            BlackRock Bond Income Portfolio
                            BlackRock Money Market Portfolio
                            Western Asset Management U.S. Government
                            Portfolio
                          PIMCO VARIABLE INSURANCE
                            TRUST -- ADMINISTRATIVE CLASS
                            Total Return Portfolio


GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

          Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

          Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option

(described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

     - Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

     - If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

     - Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

     - If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

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MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments or; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts and the Annuitant's 70th birthday of Qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Please be aware that once the Contract is annuitized, you are ineligible to receive the death benefit you have selected, and any living benefit rider is terminated.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

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ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See "Annuity Options.")

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Please note that Option 5 may not satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

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RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay you the Contract Value. Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA or other Qualified Contract.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

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MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen ") and MetLife of CT Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"), respectively. References to "Separate Account" refer either to Separate Account Thirteen or Separate Account Fourteen, depending on the issuer of your Contract. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims-paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and/or to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

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The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

You are responsible for determining whether your purchase of the Contract, withdrawals, income payments and any other transaction under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%). The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. Please consult your own tax advisor.

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

The Contract has been submitted to the IRS for renew and is awaiting approval as to form is a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Enhanced Stepped-Up Provision, as well as all living benefits such as GMAB and GMWB, if available in your Contract) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 408 AND IRA
OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 for 2007, $5,000 for 2008, and may be indexed for inflation in future years. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.

TSAS (ERISA AND NON-ERISA)

GENERAL. TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS. If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     - Relates to Purchase Payments made prior to 1989 (and pre-1989 earnings on those Purchase Payments).

     - Is directly transferred to another permissible investment under sec.403(b) arrangements;

     -    Relates to amounts that are not salary reduction elective deferrals;

     - Occurs after you die, leave your job or become disabled (as defined by the Code); or

     - Is for financial hardship (but only to the extent of Purchase Payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the Designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

     7. We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death, disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS. If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    a non-taxable return of your Purchase Payment; or

     -    a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received under that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT

If you have purchased the Guaranteed Minimum Withdrawal Benefit, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Company intends to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Minimum Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Contract Value goes to zero, and the Remaining Benefit Base is paid out in fixed installments, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

The Company reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

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THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all Purchase Payments allocated to the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Growth Fund for services it provides in marketing the Fund's shares in connection with the Contract.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the

Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates MetLife Securities, Inc., Walnut Street Securities, Inc., and New England Securities Corporation. See the "Statement of Additional
Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of the vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

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         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.45%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund,
  Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)................................  2006        1.387            1.358               --
                                                     2005        1.225            1.387            2,956
                                                     2004        1.147            1.225            2,085
                                                     2003        1.000            1.147            1,052

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.661            1.972          149,633
                                                     2005        1.477            1.661          151,418
                                                     2004        1.321            1.477          200,251
                                                     2003        1.000            1.321            7,684

  American Funds Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.600            1.738          499,206
                                                     2005        1.397            1.600          412,813
                                                     2004        1.260            1.397          308,829
                                                     2003        1.000            1.260               --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03)...........................................  2006        1.427            1.620          559,482
                                                     2005        1.368            1.427          508,320
                                                     2004        1.258            1.368          432,800
                                                     2003        1.000            1.258            4,614

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)................  2006        1.671            1.654               --
                                                     2005        1.434            1.671           28,310
                                                     2004        1.217            1.434            8,905
                                                     2003        1.000            1.217               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03)...........................................  2006        1.731            2.262               --
                                                     2005        1.638            1.731           93,262
                                                     2004        1.265            1.638           67,949
                                                     2003        1.000            1.265            1,299

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03)...................................  2006        1.249            1.434           37,123
                                                     2005        1.214            1.249           31,469
                                                     2004        1.172            1.214              579
                                                     2003        1.000            1.172               --

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (6/03)..........................  2006        1.471            1.505           57,510
                                                     2005        1.411            1.471           54,691
                                                     2004        1.286            1.411           53,039
                                                     2003        1.000            1.286            4,790

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)..............................  2006        1.319            1.435               --
                                                     2005        1.214            1.319           17,987
                                                     2004        1.079            1.214               --
                                                     2003        1.000            1.079               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)..............................  2006        1.316            1.468               --
                                                     2005        1.213            1.316           77,817
                                                     2004        1.072            1.213           65,270
                                                     2003        1.000            1.072               --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)........................................  2006        1.461            1.705               --
                                                     2005        1.341            1.461           23,355
                                                     2004        1.208            1.341            6,716
                                                     2003        1.000            1.208               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)......................  2006        2.285            2.885           39,068
                                                     2005        1.820            2.285           41,735
                                                     2004        1.480            1.820           10,223
                                                     2003        1.000            1.480               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03).................................  2006        1.699            2.033          102,266
                                                     2005        1.564            1.699           79,354
                                                     2004        1.339            1.564           28,162
                                                     2003        1.214            1.339               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03).................................  2006        1.630            1.957               --
                                                     2005        1.519            1.630           63,830
                                                     2004        1.329            1.519           24,580
                                                     2003        1.000            1.329               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).....................  2006        1.062            1.087               --
                                                     2005        1.064            1.062           84,533
                                                     2004        0.992            1.064           40,139

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03)...........................................  2006        1.241            1.282               --
                                                     2005        1.169            1.241               --
                                                     2004        1.095            1.169               --
                                                     2003        1.000            1.095               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03).........................  2006        1.487            1.558           13,910
                                                     2005        1.343            1.487           13,910
                                                     2004        1.193            1.343           13,910
                                                     2003        1.000            1.193               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)..................................  2006        1.512            1.607           16,727
                                                     2005        1.375            1.512           16,754
                                                     2004        1.387            1.375           16,781
                                                     2003        1.000            1.387            2,662

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03)...................................  2006        1.345            1.563               --
                                                     2005        1.293            1.345               --
                                                     2004        1.255            1.293               --
                                                     2003        1.000            1.255               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03)...  2006        1.550            1.742               --
                                                     2005        1.512            1.550           50,468
                                                     2004        1.335            1.512            4,174
                                                     2003        1.000            1.335               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).......  2006        1.436            1.672           44,244
                                                     2005        1.400            1.436           45,482
                                                     2004        1.312            1.400           18,421
                                                     2003        1.000            1.312            8,628

  LMPVPI Investors Subaccount (Class I) (7/03).....  2006        1.456            1.698           37,823
                                                     2005        1.387            1.456           41,899
                                                     2004        1.275            1.387           21,357
                                                     2003        1.000            1.275               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03)...........................................  2006        1.345            1.382          141,269
                                                     2005        1.297            1.345          139,039
                                                     2004        1.309            1.297          147,318
                                                     2003        1.000            1.309               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03)...........................................  2006        1.679            1.866           27,606
                                                     2005        1.624            1.679           30,044
                                                     2004        1.431            1.624           13,585
                                                     2003        1.000            1.431               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03)...........................................  2006        1.484            1.625          112,245
                                                     2005        1.370            1.484           99,560
                                                     2004        1.274            1.370           44,679
                                                     2003        1.000            1.274               --

  LMPVPII Equity Index Subaccount (Class II)
  (5/03)...........................................  2006        1.354            1.536          152,065
                                                     2005        1.318            1.354          103,763
                                                     2004        1.213            1.318           27,196
                                                     2003        1.000            1.213               --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03)...........................................  2006        1.342            1.486           57,977
                                                     2005        1.313            1.342           60,643
                                                     2004        1.230            1.313           29,236
                                                     2003        1.000            1.230               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)..........................................  2006        1.005            1.031               --
                                                     2005        0.996            1.005               --
                                                     2004        0.999            0.996               --
                                                     2003        1.000            0.999               --

  LMPVPIII Social Awareness Stock Subaccount
  (9/04)...........................................  2006        1.077            1.143            6,926
                                                     2005        1.047            1.077            6,933
                                                     2004        0.926            1.047            6,939

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class
  VC) (8/03).......................................  2006        1.406            1.625           30,759
                                                     2005        1.381            1.406           32,171
                                                     2004        1.244            1.381           12,953
                                                     2003        1.000            1.244               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03)...........................................  2006        1.642            1.816           69,547
                                                     2005        1.539            1.642           60,373
                                                     2004        1.259            1.539           25,554
                                                     2003        1.000            1.259               --

Managed Assets Trust
  Managed Assets Trust (6/04)......................  2006        1.087            1.122               --
                                                     2005        1.062            1.087           71,515
                                                     2004        1.000            1.062           22,944

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.723           32,065

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.321           20,366

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.651           23,365

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.198              653

  MIST Harris Oakmark International Subaccount
  (Class A) (1/70) *...............................  2006        1.000            1.978            7,644

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.698           27,842

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (1/70)......................  2006        1.000            1.187           67,457

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.323            3,287

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70).................................  2006        1.000            1.079          103,991

  MIST Lord Abbett Mid-Cap Value Subaccount (Class
  B) (1/70)........................................  2006        1.000            1.073               --

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (1/70).................................  2006        1.000            1.454           10,302

  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.168               --

  MIST MFS(R) Value Subaccount (Class A) (1/70)....  2006        1.000            1.396           27,217

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (1/70).................................  2006        1.000            1.221          145,971

  MIST Pioneer Fund Subaccount (Class A) (1/70)....  2006        1.000            1.559              436

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.120            5,274

  MIST Pioneer Strategic Income Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.163          236,573

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (1/70).................................  2006        1.000            1.030          192,718

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)........................................  2006        1.000            1.516           10,651

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.068          356,816

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.038          193,673

  MSF FI Large Cap Subaccount (Class A) (1/70).....  2006        1.000            1.400           85,237

  MSF FI Value Leaders Subaccount (Class D)
  (1/70)...........................................  2006        1.000            1.488           84,723

  MSF MetLife Aggressive Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.061           29,080

  MSF MetLife Conservative Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.044           61,619

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)................................  2006        1.000            1.050               --

  MSF MetLife Moderate Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.056          117,564

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)................................  2006        1.000            1.060               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70)...........................................  2006        1.000            1.388          294,082

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF Oppenheimer Global Equity Subaccount (Class
  B) (1/70)........................................  2006        0.996            1.052          134,888

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70).................................  2006        1.000            1.070            6,214

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)......................  2006        1.000            1.156           92,002

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *....................  2006        1.000            1.076           95,507

Money Market Portfolio
  Money Market Subaccount (8/03)...................  2006        1.005            1.014               --
                                                     2005        0.991            1.005          190,821
                                                     2004        0.995            0.991          208,200
                                                     2003        1.000            0.995               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (7/04)...................................  2006        1.098            1.161               --
                                                     2005        1.054            1.098           27,088
                                                     2004        0.979            1.054           29,728

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)....................................  2006        1.131            1.123          244,658
                                                     2005        1.124            1.131          134,148
                                                     2004        1.047            1.124          166,975
                                                     2003        1.000            1.047            4,343

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)....................................  2006        1.058            1.083          220,643
                                                     2005        1.048            1.058          240,570
                                                     2004        1.014            1.048          351,846
                                                     2003        1.000            1.014            1,174

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).......................................  2006        1.639            2.064            1,264
                                                     2005        1.482            1.639            1,268
                                                     2004        1.294            1.482            1,272
                                                     2003        1.000            1.294            1,276

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03)...........................................  2006        1.878            2.171           94,730
                                                     2005        1.780            1.878           88,519
                                                     2004        1.431            1.780           42,677
                                                     2003        1.000            1.431            7,026

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)..........................................  2006        1.380            1.470               --
                                                     2005        1.288            1.380           11,260
                                                     2004        1.227            1.288           11,841
                                                     2003        1.000            1.227            8,005

  Travelers Convertible Securities Subaccount
  (7/03)...........................................  2006        1.183            1.262               --
                                                     2005        1.196            1.183            3,293
                                                     2004        1.142            1.196            3,299
                                                     2003        1.000            1.142            2,652

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03)...........................................  2006        1.654            1.808               --
                                                     2005        1.493            1.654           32,096
                                                     2004        1.301            1.493           32,126
                                                     2003        1.000            1.301            4,098

  Travelers Equity Income Subaccount (7/03)........  2006        1.378            1.449               --
                                                     2005        1.338            1.378           85,963
                                                     2004        1.236            1.338           50,618
                                                     2003        1.000            1.236            8,239

  Travelers Federated High Yield Subaccount
  (9/03)...........................................  2006        1.220            1.252               --
                                                     2005        1.207            1.220           10,781
                                                     2004        1.110            1.207            5,321
                                                     2003        1.000            1.110               --

  Travelers Federated Stock Subaccount (6/03)......  2006        1.416            1.467               --
                                                     2005        1.364            1.416            2,604
                                                     2004        1.252            1.364            2,677
                                                     2003        1.000            1.252               --

  Travelers Large Cap Subaccount (9/03)............  2006        1.338            1.379               --
                                                     2005        1.249            1.338           77,849
                                                     2004        1.190            1.249           86,954
                                                     2003        1.000            1.190               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)................................  2006        1.074            1.143               --
                                                     2005        1.020            1.074           22,094

  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05)...............................  2006        1.014            1.018               --
                                                     2005        1.000            1.014               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)................................  2006        1.031            1.069               --
                                                     2005        1.000            1.031          110,150

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).....................  2006        1.033            1.078               --
                                                     2005        1.000            1.033               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70)...................  2006        1.036            1.057               --
                                                     2005        1.000            1.036               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03)...........................................  2006        1.466            1.558               --
                                                     2005        1.328            1.466           22,971
                                                     2004        1.162            1.328           31,912
                                                     2003        1.000            1.162               --

  Travelers MFS(R) Mid Cap Growth Subaccount
  (6/03)...........................................  2006        1.466            1.552               --
                                                     2005        1.443            1.466           10,803
                                                     2004        1.283            1.443           12,893
                                                     2003        1.000            1.283               --

  Travelers MFS(R) Total Return Subaccount (5/03)..  2006        1.256            1.298               --
                                                     2005        1.238            1.256          263,061
                                                     2004        1.127            1.238          146,167
                                                     2003        1.000            1.127           10,090

  Travelers MFS(R) Value Subaccount (7/04).........  2006        1.167            1.262               --
                                                     2005        1.112            1.167           24,554
                                                     2004        0.978            1.112              232

  Travelers Mondrian International Stock Subaccount
  (8/03)...........................................  2006        1.560            1.793               --
                                                     2005        1.446            1.560            6,049
                                                     2004        1.267            1.446              340
                                                     2003        1.000            1.267               --

  Travelers Pioneer Fund Subaccount (4/03).........  2006        1.364            1.448               --
                                                     2005        1.306            1.364              448
                                                     2004        1.192            1.306               74
                                                     2003        1.000            1.192               --

  Travelers Pioneer Mid Cap Value Subaccount
  (8/05)...........................................  2006        1.009            1.063               --
                                                     2005        1.000            1.009            5,274

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (6/04)...........................................  2006        1.110            1.122               --
                                                     2005        1.086            1.110          252,576
                                                     2004        0.980            1.086          228,536

  Travelers Quality Bond Subaccount (8/03).........  2006        1.036            1.027               --
                                                     2005        1.034            1.036          344,564
                                                     2004        1.016            1.034          282,079
                                                     2003        1.000            1.016           10,788

  Travelers Strategic Equity Subaccount (7/03).....  2006        1.344            1.403               --
                                                     2005        1.336            1.344           14,208
                                                     2004        1.230            1.336               --
                                                     2003        1.000            1.230               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)................................  2006        1.021            1.176               --
                                                     2005        1.000            1.021               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)................................  2006        0.979            1.123               --
                                                     2005        1.000            0.979              654

  Travelers U.S. Government Securities Subaccount
  (8/04)...........................................  2006        1.077            1.039               --
                                                     2005        1.048            1.077           59,848
                                                     2004        1.008            1.048           23,885

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03)...........................................  2006        1.499            1.714          117,805
                                                     2005        1.461            1.499           76,102
                                                     2004        1.262            1.461            7,312
                                                     2003        1.000            1.262               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04)...........................................  2006        1.293            1.361               --
                                                     2005        1.216            1.293               --
                                                     2004        1.189            1.216               --
                                                     2003        1.000            1.189               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03)...........................................  2006        1.619            1.778          184,291
                                                     2005        1.408            1.619          146,534
                                                     2004        1.241            1.408           20,924
                                                     2003        1.000            1.241               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03).........................  2006        1.409            1.580           17,085
                                                     2005        1.184            1.409           12,028
                                                     2004        1.186            1.184           10,278
                                                     2003        1.000            1.186            1,281

  VIP Mid Cap Subaccount (Service Class 2) (6/03)..  2006        2.018            2.236          176,250
                                                     2005        1.735            2.018          158,010
                                                     2004        1.412            1.735           62,131
                                                     2003        1.000            1.412            3,192




                         SEPARATE ACCOUNT CHARGES 2.45%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund,
  Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)................................  2006        1.185            1.149               --
                                                     2005        1.058            1.185               --
                                                     2004        1.000            1.058               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.238            1.455               --
                                                     2005        1.112            1.238               --
                                                     2004        1.000            1.112               --

  American Funds Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.230            1.323               --
                                                     2005        1.085            1.230               --
                                                     2004        1.000            1.085               --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03)...........................................  2006        1.099            1.236           35,913
                                                     2005        1.064            1.099           35,913
                                                     2004        1.000            1.064               --

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)................  2006        1.348            1.330               --
                                                     2005        1.169            1.348               --
                                                     2004        1.000            1.169               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03)...........................................  2006        1.346            1.742               --
                                                     2005        1.287            1.346               --
                                                     2004        1.000            1.287               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03)...................................  2006        1.041            1.183               --
                                                     2005        1.022            1.041               --
                                                     2004        1.000            1.022               --

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (6/03)..........................  2006        1.129            1.143            6,934
                                                     2005        1.093            1.129            6,934
                                                     2004        1.000            1.093               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)..............................  2006        1.200            1.301               --
                                                     2005        1.116            1.200               --
                                                     2004        1.000            1.116               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)..............................  2006        1.202            1.336               --
                                                     2005        1.119            1.202               --
                                                     2004        1.000            1.119               --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)........................................  2006        1.186            1.370               --
                                                     2005        1.100            1.186               --
                                                     2004        1.000            1.100               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)......................  2006        1.568            1.960               --
                                                     2005        1.261            1.568               --
                                                     2004        1.000            1.261               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03).................................  2006        1.242            1.472               --
                                                     2005        1.155            1.242               --
                                                     2004        1.000            1.155               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03).................................  2006        1.189            1.413               --
                                                     2005        1.119            1.189               --
                                                     2004        1.000            1.119               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).....................  2006        1.063            1.084               --
                                                     2005        1.075            1.063           14,954
                                                     2004        1.008            1.075               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03)...........................................  2006        1.122            1.155               --
                                                     2005        1.068            1.122               --
                                                     2004        1.000            1.068               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03).........................  2006        1.138            1.181               --
                                                     2005        1.038            1.138               --
                                                     2004        1.000            1.038               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)..................................  2006        1.145            1.205               --
                                                     2005        1.052            1.145               --
                                                     2004        1.000            1.052               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03)...................................  2006        1.119            1.288               --
                                                     2005        1.086            1.119               --
                                                     2004        1.000            1.086               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03)...  2006        1.142            1.272               --
                                                     2005        1.125            1.142               --
                                                     2004        1.000            1.125               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).......  2006        1.073            1.236               --
                                                     2005        1.057            1.073               --
                                                     2004        1.000            1.057               --

  LMPVPI Investors Subaccount (Class I) (7/03).....  2006        1.122            1.294               --
                                                     2005        1.079            1.122               --
                                                     2004        1.000            1.079               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03)...........................................  2006        1.017            1.034               --
                                                     2005        0.990            1.017               --
                                                     2004        1.000            0.990               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03)...........................................  2006        1.193            1.313               --
                                                     2005        1.165            1.193               --
                                                     2004        1.000            1.165               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03)...........................................  2006        1.130            1.225               --
                                                     2005        1.054            1.130               --
                                                     2004        1.000            1.054               --

  LMPVPII Equity Index Subaccount (Class II)
  (5/03)...........................................  2006        1.088            1.222               --
                                                     2005        1.069            1.088               --
                                                     2004        1.000            1.069               --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03)...........................................  2006        1.077            1.181               --
                                                     2005        1.065            1.077               --
                                                     2004        1.000            1.065               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)..........................................  2006        0.996            1.012               --
                                                     2005        0.997            0.996               --
                                                     2004        1.000            0.997               --

  LMPVPIII Social Awareness Stock Subaccount
  (9/04)...........................................  2006        1.095            1.151               --
                                                     2005        1.075            1.095               --
                                                     2004        0.953            1.075               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class
  VC) (8/03).......................................  2006        1.107            1.267               --
                                                     2005        1.099            1.107               --
                                                     2004        1.000            1.099               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03)...........................................  2006        1.225            1.342               --
                                                     2005        1.160            1.225               --
                                                     2004        1.000            1.160               --

Managed Assets Trust
  Managed Assets Trust (6/04)......................  2006        1.085            1.117               --
                                                     2005        1.071            1.085               --
                                                     2004        1.013            1.071               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.265               --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.156               --

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.370               --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.181               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MIST Harris Oakmark International Subaccount
  (Class A) (1/70) *...............................  2006        1.000            1.535               --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.356               --

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (1/70)......................  2006        1.000            1.174               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.130           15,464

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70).................................  2006        1.000            1.072               --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class
  B) (1/70)........................................  2006        1.000            1.066               --

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (1/70).................................  2006        1.000            1.166               --

  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.152               --

  MIST MFS(R) Value Subaccount (Class A) (1/70)....  2006        1.000            1.385               --

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (1/70).................................  2006        1.000            1.213               --

  MIST Pioneer Fund Subaccount (Class A) (1/70)....  2006        1.000            1.278               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.105               --

  MIST Pioneer Strategic Income Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.158               --

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (1/70).................................  2006        1.000            1.023               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)........................................  2006        1.000            1.105               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.044               --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.020               --

  MSF FI Large Cap Subaccount (Class A) (1/70).....  2006        1.000            1.151               --

  MSF FI Value Leaders Subaccount (Class D)
  (1/70)...........................................  2006        1.000            1.200               --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.054               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF MetLife Conservative Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.037               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)................................  2006        1.000            1.043               --

  MSF MetLife Moderate Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.048               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)................................  2006        1.000            1.053               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70)...........................................  2006        1.000            1.204               --

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (1/70)........................................  2006        0.996            1.045               --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70).................................  2006        1.000            1.063               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)......................  2006        1.000            1.145           14,954

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *....................  2006        1.000            1.080               --

Money Market Portfolio
  Money Market Subaccount (8/03)...................  2006        0.998            1.004               --
                                                     2005        0.994            0.998               --
                                                     2004        1.000            0.994               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (7/04)...................................  2006        1.096            1.155               --
                                                     2005        1.062            1.096               --
                                                     2004        0.992            1.062               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)....................................  2006        1.063            1.044               --
                                                     2005        1.067            1.063               --
                                                     2004        1.000            1.067               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)....................................  2006        1.043            1.057           41,235
                                                     2005        1.044            1.043           41,235
                                                     2004        1.000            1.044               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).......................................  2006        1.268            1.581               --
                                                     2005        1.158            1.268               --
                                                     2004        1.000            1.158               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03)...........................................  2006        1.245            1.425               --
                                                     2005        1.192            1.245               --
                                                     2004        1.000            1.192               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)..........................................  2006        1.118            1.188               --
                                                     2005        1.054            1.118               --
                                                     2004        1.000            1.054               --

  Travelers Convertible Securities Subaccount
  (7/03)...........................................  2006        1.020            1.084               --
                                                     2005        1.042            1.020           15,464
                                                     2004        1.000            1.042               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03)...........................................  2006        1.227            1.336               --
                                                     2005        1.118            1.227               --
                                                     2004        1.000            1.118               --

  Travelers Equity Income Subaccount (7/03)........  2006        1.123            1.177               --
                                                     2005        1.101            1.123               --
                                                     2004        1.000            1.101               --

  Travelers Federated High Yield Subaccount
  (9/03)...........................................  2006        1.078            1.103               --
                                                     2005        1.078            1.078               --
                                                     2004        1.000            1.078               --

  Travelers Federated Stock Subaccount (6/03)......  2006        1.109            1.145               --
                                                     2005        1.079            1.109               --
                                                     2004        1.000            1.079               --

  Travelers Large Cap Subaccount (9/03)............  2006        1.111            1.142               --
                                                     2005        1.048            1.111               --
                                                     2004        1.000            1.048               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)................................  2006        1.068            1.133               --
                                                     2005        1.019            1.068               --

  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05)...............................  2006        1.012            1.012               --
                                                     2005        1.000            1.012               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)................................  2006        1.026            1.060               --
                                                     2005        1.000            1.026               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).....................  2006        1.029            1.070               --
                                                     2005        1.000            1.029               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70)...................  2006        1.030            1.047               --
                                                     2005        1.000            1.030               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03)...........................................  2006        1.228            1.301               --
                                                     2005        1.123            1.228               --
                                                     2004        1.000            1.123               --

  Travelers MFS(R) Mid Cap Growth Subaccount
  (6/03)...........................................  2006        1.079            1.138               --
                                                     2005        1.073            1.079               --
                                                     2004        1.000            1.073               --

  Travelers MFS(R) Total Return Subaccount (5/03)..  2006        1.100            1.133               --
                                                     2005        1.095            1.100               --
                                                     2004        1.000            1.095               --

  Travelers MFS(R) Value Subaccount (7/04).........  2006        1.169            1.260               --
                                                     2005        1.126            1.169               --
                                                     2004        0.994            1.126               --

  Travelers Mondrian International Stock Subaccount
  (8/03)...........................................  2006        1.223            1.401               --
                                                     2005        1.144            1.223               --
                                                     2004        1.000            1.144               --

  Travelers Pioneer Fund Subaccount (4/03).........  2006        1.130            1.196               --
                                                     2005        1.093            1.130               --
                                                     2004        1.000            1.093               --

  Travelers Pioneer Mid Cap Value Subaccount
  (8/05)...........................................  2006        1.006            1.056               --
                                                     2005        1.000            1.006               --

  Travelers Pioneer Strategic Income Subaccount
  (6/04)...........................................  2006        1.116            1.124               --
                                                     2005        1.103            1.116               --
                                                     2004        1.000            1.103               --

  Travelers Quality Bond Subaccount (8/03).........  2006        1.023            1.010               --
                                                     2005        1.031            1.023               --
                                                     2004        1.000            1.031               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (7/03).....  2006        1.092            1.137               --
                                                     2005        1.097            1.092               --
                                                     2004        1.000            1.097               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)................................  2006        1.017            1.167               --
                                                     2005        1.000            1.017               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)................................  2006        0.974            1.115               --
                                                     2005        1.000            0.974               --

  Travelers U.S. Government Securities Subaccount
  (8/04)...........................................  2006        1.091            1.049               --
                                                     2005        1.072            1.091               --
                                                     2004        1.036            1.072               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03)...........................................  2006        1.148            1.301               --
                                                     2005        1.130            1.148               --
                                                     2004        1.000            1.130               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04)...........................................  2006        1.092            1.137               --
                                                     2005        1.037            1.092               --
                                                     2004        1.000            1.037               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03)...........................................  2006        1.259            1.370               --
                                                     2005        1.106            1.259               --
                                                     2004        1.000            1.106               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03).........................  2006        1.224            1.359               --
                                                     2005        1.039            1.224               --
                                                     2004        1.000            1.039               --

  VIP Mid Cap Subaccount (Service Class 2) (6/03)..  2006        1.412            1.549           11,266
                                                     2005        1.226            1.412           11,266
                                                     2004        1.000            1.226               --




* We are waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table -- Annual Separate Account Charges" for more information.

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.


Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Global Allocation Portfolio was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Value Opportunities V.I. Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MSF Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Managed Assets Trust merged into Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Main Street Fund/VA was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-MET/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Conservative Portfolio merged into Metropolitan Series Fund, Inc.- MetLife Conservative Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate-Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate to Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate-Conservative Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Conservative to Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Value Portfolio merged into Met Investors Series Trust-MFS(R) Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Growth Portfolio merged into Met Investors Series Trust-MET/AIM Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Lazard Retirement Series, Inc.-Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

                                   APPENDIX B

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

         METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.45%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund,
  Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03).................................  2006        1.387            1.358                --
                                                     2005        1.225            1.387             5,032
                                                     2004        1.147            1.225                --
                                                     2003        1.000            1.147                --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.661            1.972           138,416
                                                     2005        1.477            1.661           142,244
                                                     2004        1.321            1.477            94,077
                                                     2003        1.000            1.321            37,036

  American Funds Growth Subaccount (Class 2)
  (5/03)...........................................  2006        1.600            1.738         1,213,983
                                                     2005        1.397            1.600         1,148,861
                                                     2004        1.260            1.397           589,788
                                                     2003        1.000            1.260           175,834

  American Funds Growth-Income Subaccount (Class 2)
  (6/03)...........................................  2006        1.427            1.620         1,183,685
                                                     2005        1.368            1.427         1,008,839
                                                     2004        1.258            1.368           421,664
                                                     2003        1.000            1.258           261,983

Capital Appreciation Fund
  Capital Appreciation Fund (6/03).................  2006        1.671            1.654                --
                                                     2005        1.434            1.671           144,925
                                                     2004        1.217            1.434            59,134
                                                     2003        1.000            1.217            22,095

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03)...........................................  2006        1.731            2.262                --
                                                     2005        1.638            1.731           165,437
                                                     2004        1.265            1.638           163,900
                                                     2003        1.000            1.265           165,625

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03)...................................  2006        1.249            1.434            88,871
                                                     2005        1.214            1.249           100,461
                                                     2004        1.172            1.214           100,429
                                                     2003        1.000            1.172            74,699

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (6/03)..........................  2006        1.471            1.505            99,693
                                                     2005        1.411            1.471            99,284
                                                     2004        1.286            1.411           117,603
                                                     2003        1.000            1.286            75,726

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)..............................  2006        1.319            1.435                --
                                                     2005        1.214            1.319            42,248
                                                     2004        1.079            1.214             9,394
                                                     2003        1.000            1.079                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)..............................  2006        1.316            1.468                --
                                                     2005        1.213            1.316            28,923
                                                     2004        1.072            1.213            21,992
                                                     2003        1.000            1.072                --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)........................................  2006        1.461            1.705                --
                                                     2005        1.341            1.461           743,635
                                                     2004        1.208            1.341           142,873
                                                     2003        1.000            1.208            39,577

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)......................  2006        2.285            2.885           175,633
                                                     2005        1.820            2.285           160,472
                                                     2004        1.480            1.820            23,838
                                                     2003        1.000            1.480               279

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (6/03).................................  2006        1.699            2.033           933,397
                                                     2005        1.564            1.699           915,542
                                                     2004        1.339            1.564             1,032
                                                     2003        1.127            1.339                --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03).................................  2006        1.630            1.957                --
                                                     2005        1.519            1.630           212,236
                                                     2004        1.329            1.519           129,931
                                                     2003        1.000            1.329            27,829

High Yield Bond Trust
  High Yield Bond Trust (6/04).....................  2006        1.062            1.087                --
                                                     2005        1.064            1.062           102,579
                                                     2004        0.985            1.064            14,458

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/03)...........................................  2006        1.241            1.282                --
                                                     2005        1.169            1.241            24,627
                                                     2004        1.095            1.169            24,643
                                                     2003        1.000            1.095            12,940

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (6/03)..........................  2006        1.487            1.558                --
                                                     2005        1.343            1.487                --
                                                     2004        1.193            1.343            10,447
                                                     2003        1.000            1.193            10,447

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03)...................................  2006        1.512            1.607            17,241
                                                     2005        1.375            1.512            18,622
                                                     2004        1.387            1.375            14,101
                                                     2003        1.000            1.387             6,694

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (6/03)...................................  2006        1.345            1.563             6,454
                                                     2005        1.293            1.345             8,720
                                                     2004        1.255            1.293             8,257
                                                     2003        1.000            1.255             5,185

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (6/03)....  2006        1.550            1.742                --
                                                     2005        1.512            1.550           431,893
                                                     2004        1.335            1.512            11,386
                                                     2003        1.000            1.335            20,495

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).......  2006        1.436            1.672            88,905
                                                     2005        1.400            1.436            88,460
                                                     2004        1.312            1.400            92,696
                                                     2003        1.000            1.312            56,649

  LMPVPI Investors Subaccount (Class I) (6/03).....  2006        1.456            1.698            99,460
                                                     2005        1.387            1.456           105,690
                                                     2004        1.275            1.387           118,997
                                                     2003        1.000            1.275            61,697

  LMPVPI Large Cap Growth Subaccount (Class I)
  (6/03)...........................................  2006        1.345            1.382            70,762
                                                     2005        1.297            1.345            74,172
                                                     2004        1.309            1.297            77,067
                                                     2003        1.000            1.309            25,262

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/03)...........................................  2006        1.679            1.866            98,991
                                                     2005        1.624            1.679            71,798
                                                     2004        1.431            1.624            74,428
                                                     2003        1.000            1.431            39,511

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (5/03)...........................................  2006        1.484            1.625            30,737
                                                     2005        1.370            1.484            31,424
                                                     2004        1.274            1.370            60,400
                                                     2003        1.000            1.274            15,899

  LMPVPII Equity Index Subaccount (Class II)
  (5/03)...........................................  2006        1.354            1.536           209,728
                                                     2005        1.318            1.354           250,033
                                                     2004        1.213            1.318           222,652
                                                     2003        1.000            1.213           185,884

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03)...........................................  2006        1.342            1.486                --
                                                     2005        1.313            1.342             6,505
                                                     2004        1.230            1.313            22,447
                                                     2003        1.000            1.230            22,497

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (1/04)...........................................  2006        1.005            1.031           167,867
                                                     2005        0.996            1.005           176,247
                                                     2004        0.999            0.996           185,835
                                                     2003        1.000            0.999                --

  LMPVPIII Social Awareness Stock Subaccount
  (8/04)...........................................  2006        1.077            1.143                --
                                                     2005        1.047            1.077                --
                                                     2004        0.920            1.047                --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class
  VC) (6/03).......................................  2006        1.406            1.625            89,259
                                                     2005        1.381            1.406            96,279
                                                     2004        1.244            1.381            88,933
                                                     2003        1.000            1.244            44,421

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03)...........................................  2006        1.642            1.816           205,109
                                                     2005        1.539            1.642           175,352
                                                     2004        1.259            1.539           126,076
                                                     2003        1.000            1.259            34,477

Managed Assets Trust
  Managed Assets Trust (5/04)......................  2006        1.087            1.122                --
                                                     2005        1.062            1.087                --
                                                     2004        0.983            1.062             2,540

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.723            58,543

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.321           151,148

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.651            11,126

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.198             6,646

  MIST Harris Oakmark International Subaccount
  (Class A) (1/70) *...............................  2006        1.000            1.978            79,416

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.698           117,781

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (1/70)......................  2006        1.000            1.187                --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.323           208,798

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70).................................  2006        1.000            1.079           968,916

  MIST Lord Abbett Mid-Cap Value Subaccount (Class
  B) (1/70)........................................  2006        1.000            1.073             8,195

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (1/70).................................  2006        1.000            1.454            11,778

  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.168                --

  MIST MFS(R) Value Subaccount (Class A) (1/70)....  2006        1.000            1.396            68,261

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (1/70).................................  2006        1.000            1.221           248,953

  MIST Pioneer Fund Subaccount (Class A) (1/70)....  2006        1.000            1.559             2,171

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.120             2,150

  MIST Pioneer Strategic Income Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.163            31,005

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (1/70).................................  2006        1.000            1.030           679,740

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)........................................  2006        1.000            1.516            29,695

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.038           349,783

  MSF FI Large Cap Subaccount (Class A) (1/70).....  2006        1.000            1.400            62,751

  MSF FI Value Leaders Subaccount (Class D)
  (1/70)...........................................  2006        1.000            1.488           250,133

  MSF MetLife Aggressive Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.061             3,045

  MSF MetLife Conservative Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.044                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)................................  2006        1.000            1.050                --

  MSF MetLife Moderate Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.056            68,048

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)................................  2006        1.000            1.060                --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70)...........................................  2006        1.000            1.388           534,155

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (1/70)........................................  2006        0.996            1.052           368,624

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70).................................  2006        1.000            1.070             6,950

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)......................  2006        1.000            1.156           130,929

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *....................  2006        1.000            1.076            20,041

Money Market Portfolio
  Money Market Subaccount (6/03)...................  2006        1.005            1.014                --
                                                     2005        0.991            1.005           359,678
                                                     2004        0.995            0.991           377,425
                                                     2003        1.000            0.995           600,572

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (6/04)...................................  2006        1.098            1.161                --
                                                     2005        1.054            1.098                --
                                                     2004        0.993            1.054                --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)....................................  2006        1.131            1.123           469,720
                                                     2005        1.124            1.131           492,914
                                                     2004        1.047            1.124           437,688
                                                     2003        1.000            1.047            47,635

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)....................................  2006        1.058            1.083         1,372,395
                                                     2005        1.048            1.058         1,476,618
                                                     2004        1.014            1.048         1,753,870
                                                     2003        1.000            1.014         1,692,427

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (5/03).......................................  2006        1.639            2.064             5,633
                                                     2005        1.482            1.639            19,632
                                                     2004        1.294            1.482            19,671
                                                     2003        1.000            1.294            19,436

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03)...........................................  2006        1.878            2.171           175,102
                                                     2005        1.780            1.878           199,627
                                                     2004        1.431            1.780           126,858
                                                     2003        1.000            1.431            62,905

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (6/03)...........................................  2006        1.380            1.470                --
                                                     2005        1.288            1.380            11,694
                                                     2004        1.227            1.288            23,433
                                                     2003        1.000            1.227            37,898

  Travelers Convertible Securities Subaccount
  (6/03)...........................................  2006        1.183            1.262                --
                                                     2005        1.196            1.183           270,474
                                                     2004        1.142            1.196           164,856
                                                     2003        1.000            1.142           100,931

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03)...........................................  2006        1.654            1.808                --
                                                     2005        1.493            1.654            71,883
                                                     2004        1.301            1.493            81,623
                                                     2003        1.000            1.301            38,923

  Travelers Equity Income Subaccount (6/03)........  2006        1.378            1.449                --
                                                     2005        1.338            1.378           266,115
                                                     2004        1.236            1.338           246,109
                                                     2003        1.000            1.236            57,194

  Travelers Federated High Yield Subaccount
  (6/03)...........................................  2006        1.220            1.252                --
                                                     2005        1.207            1.220           150,378
                                                     2004        1.110            1.207           184,369
                                                     2003        1.000            1.110           154,529

  Travelers Federated Stock Subaccount (6/03)......  2006        1.416            1.467                --
                                                     2005        1.364            1.416             2,356
                                                     2004        1.252            1.364             2,360
                                                     2003        1.000            1.252             2,365

  Travelers Large Cap Subaccount (6/03)............  2006        1.338            1.379                --
                                                     2005        1.249            1.338            61,960
                                                     2004        1.190            1.249            54,442
                                                     2003        1.000            1.190            52,765

  Travelers Managed Allocation Series: Aggressive
  Subaccount (6/05)................................  2006        1.074            1.143                --
                                                     2005        1.000            1.074                --

  Travelers Managed Allocation Series: Conservative
  Subaccount (1/70)................................  2006        1.014            1.018                --
                                                     2005        1.000            1.014                --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate
  Subaccount (10/05)...............................  2006        1.031            1.069                --
                                                     2005        0.990            1.031                --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (8/05).....................  2006        1.033            1.078                --
                                                     2005        1.000            1.033                --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05)...................  2006        1.036            1.057                --
                                                     2005        1.000            1.036                --

  Travelers Mercury Large Cap Core Subaccount
  (6/03)...........................................  2006        1.466            1.558                --
                                                     2005        1.328            1.466            11,143
                                                     2004        1.162            1.328             5,125
                                                     2003        1.000            1.162                --

  Travelers MFS(R) Mid Cap Growth Subaccount
  (6/03)...........................................  2006        1.466            1.552                --
                                                     2005        1.443            1.466            41,320
                                                     2004        1.283            1.443            40,812
                                                     2003        1.000            1.283            36,255

  Travelers MFS(R) Total Return Subaccount (6/03)..  2006        1.256            1.298                --
                                                     2005        1.238            1.256           640,974
                                                     2004        1.127            1.238           480,980
                                                     2003        1.000            1.127           272,384

  Travelers MFS(R) Value Subaccount (6/04).........  2006        1.167            1.262                --
                                                     2005        1.112            1.167            29,975
                                                     2004        0.995            1.112                --

  Travelers Mondrian International Stock Subaccount
  (6/03)...........................................  2006        1.560            1.793                --
                                                     2005        1.446            1.560            53,347
                                                     2004        1.267            1.446            41,940
                                                     2003        1.000            1.267            11,315

  Travelers Pioneer Fund Subaccount (4/03).........  2006        1.364            1.448                --
                                                     2005        1.306            1.364             2,175
                                                     2004        1.192            1.306             2,094
                                                     2003        1.000            1.192                --

  Travelers Pioneer Mid Cap Value Subaccount
  (9/05)...........................................  2006        1.009            1.063                --
                                                     2005        0.980            1.009             2,111

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (7/04)...........................................  2006        1.110            1.122                --
                                                     2005        1.086            1.110            51,003
                                                     2004        1.004            1.086                --

  Travelers Quality Bond Subaccount (6/03).........  2006        1.036            1.027                --
                                                     2005        1.034            1.036           536,840
                                                     2004        1.016            1.034           585,269
                                                     2003        1.000            1.016           317,950

  Travelers Strategic Equity Subaccount (6/03).....  2006        1.344            1.403                --
                                                     2005        1.336            1.344            16,156
                                                     2004        1.230            1.336            17,850
                                                     2003        1.000            1.230            18,019

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (1/70)................................  2006        1.021            1.176                --
                                                     2005        1.000            1.021                --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (1/70)................................  2006        0.979            1.123                --
                                                     2005        1.000            0.979                --

  Travelers U.S. Government Securities Subaccount
  (7/04)...........................................  2006        1.077            1.039                --
                                                     2005        1.048            1.077            19,797
                                                     2004        1.006            1.048             2,622

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03)...........................................  2006        1.499            1.714           106,081
                                                     2005        1.461            1.499           111,623
                                                     2004        1.262            1.461            78,731
                                                     2003        1.000            1.262            24,388

  Van Kampen LIT Enterprise Subaccount (Class II)
  (6/03)...........................................  2006        1.293            1.361                --
                                                     2005        1.216            1.293                --
                                                     2004        1.189            1.216             4,194
                                                     2003        1.000            1.189            23,162

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (6/03)...........................................  2006        1.619            1.778           210,187
                                                     2005        1.408            1.619           169,862
                                                     2004        1.241            1.408            93,181
                                                     2003        1.000            1.241            19,422

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (8/03).........................  2006        1.409            1.580             4,734
                                                     2005        1.184            1.409            11,511
                                                     2004        1.186            1.184                --
                                                     2003        1.000            1.186                --

  VIP Mid Cap Subaccount (Service Class 2) (5/03)..  2006        2.018            2.236           237,362
                                                     2005        1.735            2.018           248,211
                                                     2004        1.412            1.735           108,517
                                                     2003        1.000            1.412            40,694




                         SEPARATE ACCOUNT CHARGES 2.45%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund,
  Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03).................................  2006        1.185            1.149             --
                                                     2005        1.058            1.185             --
                                                     2004        1.000            1.058             --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.238            1.455             --
                                                     2005        1.112            1.238             --
                                                     2004        1.000            1.112             --

  American Funds Growth Subaccount (Class 2)
  (5/03)...........................................  2006        1.230            1.323             --
                                                     2005        1.085            1.230             --
                                                     2004        1.000            1.085             --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03)...........................................  2006        1.099            1.236             --
                                                     2005        1.064            1.099             --
                                                     2004        1.000            1.064             --

Capital Appreciation Fund
  Capital Appreciation Fund (6/03).................  2006        1.348            1.330             --
                                                     2005        1.169            1.348             --
                                                     2004        1.000            1.169             --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03)...........................................  2006        1.346            1.742             --
                                                     2005        1.287            1.346             --
                                                     2004        1.000            1.287             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03)...................................  2006        1.041            1.183             --
                                                     2005        1.022            1.041             --
                                                     2004        1.000            1.022             --

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (6/03)..........................  2006        1.129            1.143             --
                                                     2005        1.093            1.129             --
                                                     2004        1.000            1.093             --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)..............................  2006        1.200            1.301             --
                                                     2005        1.116            1.200             --
                                                     2004        1.000            1.116             --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)..............................  2006        1.202            1.336             --
                                                     2005        1.119            1.202             --
                                                     2004        1.000            1.119             --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)........................................  2006        1.186            1.370             --
                                                     2005        1.100            1.186             --
                                                     2004        1.000            1.100             --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)......................  2006        1.568            1.960             --
                                                     2005        1.261            1.568             --
                                                     2004        1.000            1.261             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (6/03).................................  2006        1.242            1.472             --
                                                     2005        1.155            1.242             --
                                                     2004        1.000            1.155             --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03).................................  2006        1.189            1.413             --
                                                     2005        1.119            1.189             --
                                                     2004        1.000            1.119             --

High Yield Bond Trust
  High Yield Bond Trust (6/04).....................  2006        1.063            1.084             --
                                                     2005        1.075            1.063             --
                                                     2004        1.000            1.075             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/03)...........................................  2006        1.122            1.155             --
                                                     2005        1.068            1.122             --
                                                     2004        1.000            1.068             --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (6/03)..........................  2006        1.138            1.181             --
                                                     2005        1.038            1.138             --
                                                     2004        1.000            1.038             --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03)...................................  2006        1.145            1.205             --
                                                     2005        1.052            1.145             --
                                                     2004        1.000            1.052             --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (6/03)...................................  2006        1.119            1.288             --
                                                     2005        1.086            1.119             --
                                                     2004        1.000            1.086             --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (6/03)....  2006        1.142            1.272             --
                                                     2005        1.125            1.142             --
                                                     2004        1.000            1.125             --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).......  2006        1.073            1.236             --
                                                     2005        1.057            1.073             --
                                                     2004        1.000            1.057             --

  LMPVPI Investors Subaccount (Class I) (6/03).....  2006        1.122            1.294             --
                                                     2005        1.079            1.122             --
                                                     2004        1.000            1.079             --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (6/03)...........................................  2006        1.017            1.034             --
                                                     2005        0.990            1.017             --
                                                     2004        1.000            0.990             --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/03)...........................................  2006        1.193            1.313             --
                                                     2005        1.165            1.193             --
                                                     2004        1.000            1.165             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (5/03)...........................................  2006        1.130            1.225             --
                                                     2005        1.054            1.130             --
                                                     2004        1.000            1.054             --

  LMPVPII Equity Index Subaccount (Class II)
  (5/03)...........................................  2006        1.088            1.222             --
                                                     2005        1.069            1.088             --
                                                     2004        1.000            1.069             --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03)...........................................  2006        1.077            1.181             --
                                                     2005        1.065            1.077             --
                                                     2004        1.000            1.065             --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (1/04)...........................................  2006        0.996            1.012             --
                                                     2005        0.997            0.996             --
                                                     2004        1.000            0.997             --

  LMPVPIII Social Awareness Stock Subaccount
  (8/04)...........................................  2006        1.095            1.151             --
                                                     2005        1.075            1.095             --
                                                     2004        0.948            1.075             --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class
  VC) (6/03).......................................  2006        1.107            1.267             --
                                                     2005        1.099            1.107             --
                                                     2004        1.000            1.099             --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03)...........................................  2006        1.225            1.342             --
                                                     2005        1.160            1.225             --
                                                     2004        1.000            1.160             --

Managed Assets Trust
  Managed Assets Trust (5/04)......................  2006        1.085            1.117             --
                                                     2005        1.071            1.085             --
                                                     2004        1.000            1.071             --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.265             --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.156             --

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.370             --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.181             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MIST Harris Oakmark International Subaccount
  (Class A) (1/70) *...............................  2006        1.000            1.535             --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.356             --

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (1/70)......................  2006        1.000            1.174             --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.130             --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *...............................  2006        1.000            1.072             --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class
  B) (1/70)........................................  2006        1.000            1.066             --

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (1/70).................................  2006        1.000            1.166             --

  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.152             --

  MIST MFS(R) Value Subaccount (Class A) (1/70)....  2006        1.000            1.385             --

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (1/70).................................  2006        1.000            1.213             --

  MIST Pioneer Fund Subaccount (Class A) (1/70)....  2006        1.000            1.278             --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.105             --

  MIST Pioneer Strategic Income Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.158             --

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (1/70).................................  2006        1.000            1.023             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)........................................  2006        1.000            1.105             --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.020             --

  MSF FI Large Cap Subaccount (Class A) (1/70).....  2006        1.000            1.151             --

  MSF FI Value Leaders Subaccount (Class D)
  (1/70)...........................................  2006        1.000            1.200             --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.054             --

  MSF MetLife Conservative Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.037             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)................................  2006        1.000            1.043             --

  MSF MetLife Moderate Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.048             --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)................................  2006        1.000            1.053             --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70)...........................................  2006        1.000            1.204             --

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (1/70) *......................................  2006        0.996            1.045             --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70).................................  2006        1.000            1.063             --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)......................  2006        1.000            1.145             --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *....................  2006        1.000            1.080             --

Money Market Portfolio
  Money Market Subaccount (6/03)...................  2006        0.998            1.004             --
                                                     2005        0.994            0.998             --
                                                     2004        1.000            0.994             --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (6/04)...................................  2006        1.096            1.155             --
                                                     2005        1.062            1.096             --
                                                     2004        1.007            1.062             --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)....................................  2006        1.063            1.044             --
                                                     2005        1.067            1.063             --
                                                     2004        1.000            1.067             --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)....................................  2006        1.043            1.057             --
                                                     2005        1.044            1.043             --
                                                     2004        1.000            1.044             --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (5/03).......................................  2006        1.268            1.581             --
                                                     2005        1.158            1.268             --
                                                     2004        1.000            1.158             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03)...........................................  2006        1.245            1.425             --
                                                     2005        1.192            1.245             --
                                                     2004        1.000            1.192             --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (6/03)...........................................  2006        1.118            1.188             --
                                                     2005        1.054            1.118             --
                                                     2004        1.000            1.054             --

  Travelers Convertible Securities Subaccount
  (6/03)...........................................  2006        1.020            1.084             --
                                                     2005        1.042            1.020             --
                                                     2004        1.000            1.042             --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03)...........................................  2006        1.227            1.336             --
                                                     2005        1.118            1.227             --
                                                     2004        1.000            1.118             --

  Travelers Equity Income Subaccount (6/03)........  2006        1.123            1.177             --
                                                     2005        1.101            1.123             --
                                                     2004        1.000            1.101             --

  Travelers Federated High Yield Subaccount
  (6/03)...........................................  2006        1.078            1.103             --
                                                     2005        1.078            1.078             --
                                                     2004        1.000            1.078             --

  Travelers Federated Stock Subaccount (6/03)......  2006        1.109            1.145             --
                                                     2005        1.079            1.109             --
                                                     2004        1.000            1.079             --

  Travelers Large Cap Subaccount (6/03)............  2006        1.111            1.142             --
                                                     2005        1.048            1.111             --
                                                     2004        1.000            1.048             --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (6/05)................................  2006        1.068            1.133             --
                                                     2005        1.000            1.068             --

  Travelers Managed Allocation Series: Conservative
  Subaccount (1/70)................................  2006        1.012            1.012             --
                                                     2005        1.000            1.012             --

  Travelers Managed Allocation Series: Moderate
  Subaccount (10/05)...............................  2006        1.026            1.060             --
                                                     2005        0.987            1.026             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (8/05).....................  2006        1.029            1.070             --
                                                     2005        1.000            1.029             --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05)...................  2006        1.030            1.047             --
                                                     2005        1.000            1.030             --

  Travelers Mercury Large Cap Core Subaccount
  (6/03)...........................................  2006        1.228            1.301             --
                                                     2005        1.123            1.228             --
                                                     2004        1.000            1.123             --

  Travelers MFS(R) Mid Cap Growth Subaccount
  (6/03)...........................................  2006        1.079            1.138             --
                                                     2005        1.073            1.079             --
                                                     2004        1.000            1.073             --

  Travelers MFS(R) Total Return Subaccount (6/03)..  2006        1.100            1.133             --
                                                     2005        1.095            1.100             --
                                                     2004        1.000            1.095             --

  Travelers MFS(R) Value Subaccount (6/04).........  2006        1.169            1.260             --
                                                     2005        1.126            1.169             --
                                                     2004        1.012            1.126             --

  Travelers Mondrian International Stock Subaccount
  (6/03)...........................................  2006        1.223            1.401             --
                                                     2005        1.144            1.223             --
                                                     2004        1.000            1.144             --

  Travelers Pioneer Fund Subaccount (4/03).........  2006        1.130            1.196             --
                                                     2005        1.093            1.130             --
                                                     2004        1.000            1.093             --

  Travelers Pioneer Mid Cap Value Subaccount
  (9/05)...........................................  2006        1.006            1.056             --
                                                     2005        0.979            1.006             --

  Travelers Pioneer Strategic Income Subaccount
  (7/04)...........................................  2006        1.116            1.124             --
                                                     2005        1.103            1.116             --
                                                     2004        1.024            1.103             --

  Travelers Quality Bond Subaccount (6/03).........  2006        1.023            1.010             --
                                                     2005        1.031            1.023             --
                                                     2004        1.000            1.031             --

  Travelers Strategic Equity Subaccount (6/03).....  2006        1.092            1.137             --
                                                     2005        1.097            1.092             --
                                                     2004        1.000            1.097             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Style Focus Series: Small Cap Growth
  Subaccount (1/70)................................  2006        1.017            1.167             --
                                                     2005        1.000            1.017             --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (1/70)................................  2006        0.974            1.115             --
                                                     2005        1.000            0.974             --

  Travelers U.S. Government Securities Subaccount
  (7/04)...........................................  2006        1.091            1.049             --
                                                     2005        1.072            1.091             --
                                                     2004        1.034            1.072             --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03)...........................................  2006        1.148            1.301             --
                                                     2005        1.130            1.148             --
                                                     2004        1.000            1.130             --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (6/03)...........................................  2006        1.092            1.137             --
                                                     2005        1.037            1.092             --
                                                     2004        1.000            1.037             --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (6/03)...........................................  2006        1.259            1.370             --
                                                     2005        1.106            1.259             --
                                                     2004        1.000            1.106             --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (8/03).........................  2006        1.224            1.359             --
                                                     2005        1.039            1.224             --
                                                     2004        1.000            1.039             --

  VIP Mid Cap Subaccount (Service Class 2) (5/03)..  2006        1.412            1.549             --
                                                     2005        1.226            1.412             --
                                                     2004        1.000            1.226             --




* We are waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table -- Annual Separate Account Charges" for more information.

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.


Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Global Allocation Portfolio was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Value Opportunities V.I. Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MSF Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Managed Assets Trust merged into Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Main Street Fund/VA was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-MET/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Conservative Portfolio merged into Metropolitan Series Fund, Inc.- MetLife Conservative Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate-Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate to Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate-Conservative Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Conservative to Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Value Portfolio merged into Met Investors Series Trust-MFS(R) Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Growth Portfolio merged into Met Investors Series Trust-MET/AIM Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Lazard Retirement Series, Inc.-Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

                                   APPENDIX C

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS

Certain Variable Funding Options have been subject to a merger, substitution or other change. The chart below identifies the former name and the new name for each Underlying Fund, and where applicable, the former name and the new name of the trust of which the Underlying Fund is part.

UNDERLYING FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
  INC.                                           INC.
  Legg Mason Partners Variable Social          Legg Mason Partners Variable Social Awareness
     Awareness Stock Portfolio                      Portfolio
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Federated High Yield Portfolio -- Class A    BlackRock High Yield Portfolio -- Class A
  Janus Capital Appreciation                   Janus Forty Portfolio -- Class A
     Portfolio -- Class A
  Mercury Large-Cap Core Portfolio -- Class A  BlackRock Large-Cap Core Portfolio -- Class A


UNDERLYING FUND MERGERS/REORGANIZATIONS
The following former Underlying Funds were merged with and into the new Underlying Funds, and or were reorganized into a new trust.


         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap         Legg Mason Partners Variable Fundamental
     Portfolio -- Class I                           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
  INC.                                           INC.
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Large Cap Growth
     Growth Portfolio -- Class I                    Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
                                                 INC.
  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class I                    Growth Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  Legg Mason Partners Variable Growth and      Legg Mason Partners Variable Appreciation
     Income Portfolio -- Class I                    Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors       Legg Mason Partners Variable Investors
     Portfolio -- Class I                           Portfolio -- Class I
  Legg Mason Partners Variable Small Cap       Legg Mason Partners Variable Small Cap Growth
     Growth Portfolio -- Class I                    Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Fundamental     Legg Mason Partners Variable Fundamental
     Value Portfolio                                Value Portfolio -- Class I
  Legg Mason Partners Variable Appreciation    Legg Mason Partners Variable Appreciation
     Portfolio                                      Portfolio -- Class I
  Legg Mason Partners Variable Equity Index    Legg Mason Partners Variable Equity Index
     Portfolio -- Class II                          Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Large Cap Growth
     Growth Portfolio                               Portfolio -- Class I

         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------

  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class I                    Growth Portfolio -- Class I
  Legg Mason Partners Variable Social          Legg Mason Partners Variable Social Awareness
     Awareness Portfolio                            Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable Adjustable      Legg Mason Partners Variable Adjustable Rate
     Rate Income Portfolio                          Income Portfolio
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Pioneer Mid-Cap Value Portfolio -- Class A   Lazard Mid-Cap Portfolio -- Class B
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  Western Asset Management High Yield Bond     BlackRock High Yield Portfolio -- Class A
     Portfolio -- Class A


UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


LAZARD RETIREMENT SERIES, INC.                 MET INVESTORS SERIES TRUST
  Lazard Retirement Small Cap                  Third Avenue Small Cap Value
     Portfolio -- Service Shares                    Portfolio -- Class B
LORD ABBETT SERIES FUND, INC.                  MET INVESTORS SERIES TRUST
  Lord Abbett Series Growth and Income         Lord Abbett Growth and Income
     Portfolio -- Class VC                          Portfolio -- Class B
  Lord Abbett Series Mid Cap Value             Lord Abbett Mid-Cap Value Portfolio -- Class
     Portfolio -- Class VC                          B
PIMCO VARIABLE INSURANCE TRUST                 MET INVESTORS SERIES TRUST
  Real Return Portfolio -- Administrative      PIMCO Inflation Protected Bond
     Class                                          Portfolio -- Class A
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT International Equity               MFS(R) Research International
     Fund -- Class IB                               Portfolio -- Class B
  Putnam VT Small Cap Value Fund -- Class IB   Third Avenue Small Cap Value
                                                    Portfolio -- Class B


UNDERLYING FUND SHARE CLASS EXCHANGE
The following former Underlying Fund share class was exchanged into the new Underlying Fund share class.


      FORMER UNDERLYING FUND SHARE CLASS              NEW UNDERLYING FUND SHARE CLASS
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  BlackRock Large-Cap Core Portfolio -- Class  BlackRock Large-Cap Core Portfolio -- Class E
     A


                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE CONTRACT IS
                                    ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a)  is Medicare approved as a provider of skilled nursing care services;
          and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

     (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

     (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

     (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

     (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

     (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next valuation date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payment made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your tax adviser regarding the tax impact of any withdrawals taken from your Contract.
                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX F

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-72-73-87, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-72-73-87.

Name: -------------------------------------------------

Address: ----------------------------------------------

CHECK BOX:

[ ] MIC-Book-72-73-87

[ ] MLAC-Book-72-73-87

                   PIONEER ANNUISTAR VALUE ANNUITY PROSPECTUS:
         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes PIONEER ANNUISTAR VALUE ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available for contracts purchased on or after April 30, 2007 are:



AIM VARIABLE INSURANCE FUNDS -- SERIES II          Pioneer Emerging Markets VCT Portfolio
  AIM V.I. Mid Cap Core Equity Fund                Pioneer Equity Income VCT Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     Pioneer Equity Opportunity VCT Portfolio
  TRUST -- CLASS 2                                 Pioneer Fund VCT Portfolio
  Franklin Rising Dividends Securities Fund        Pioneer Global High Yield VCT Portfolio
  Franklin Small-Mid Cap Growth Securities         Pioneer Growth Shares VCT Portfolio
     Fund                                          Pioneer High Yield VCT Portfolio
  Templeton Foreign Securities Fund                Pioneer Ibbotson Aggressive Allocation VCT
LEGG MASON PARTNERS VARIABLE EQUITY TRUST             Portfolio
  Legg Mason Partners Variable Aggressive          Pioneer Ibbotson Growth Allocation VCT
     Growth Portfolio  -- Class II                    Portfolio
  Legg Mason Partners Variable Capital and         Pioneer Ibbotson Moderate Allocation VCT
     Income Portfolio -- Class II                     Portfolio
  Legg Mason Partners Variable Fundamental         Pioneer International Value VCT Portfolio
     Value Portfolio  -- Class I                   Pioneer Mid Cap Value VCT Portfolio
MET INVESTORS SERIES TRUST                         Pioneer Oak Ridge Large Cap Growth VCT
  Met/AIM Capital Appreciation                        Portfolio
     Portfolio -- Class E                          Pioneer Real Estate Shares VCT Portfolio
  MFS(R) Research International                    Pioneer Small and Mid Cap Growth VCT
     Portfolio -- Class B                             Portfolio
  Oppenheimer Capital Appreciation                 Pioneer Small Cap Value VCT Portfolio
     Portfolio -- Class B                          Pioneer Strategic Income VCT Portfolio
METROPOLITAN SERIES FUND, INC.                     Pioneer Value VCT Portfolio
  BlackRock Money Market Portfolio -- Class A
  MFS(R) Total Return Portfolio -- Class B
  Oppenheimer Global Equity
     Portfolio -- Class B
PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  Pioneer America Income VCT Portfolio
  Pioneer Cullen Value VCT Portfolio



-------

Certain Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C -- "Additional Information Regarding The Underlying Funds" for more information.

The Contract, certain Contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 1-866-547-3793 or access the SEC's website (http://www.sec.gov). See Appendix F for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS




Glossary................................      4
Summary.................................      5
Fee Table...............................      9
Condensed Financial Information.........     13
The Annuity Contract....................     13
  Contract Owner Inquiries..............     14
  Purchase Payments.....................     14
  Accumulation Units....................     15
  The Variable Funding Options..........     15
Fixed Account...........................     19
Charges and Deductions..................     19
  General...............................     19
  Withdrawal Charge.....................     20
  Free Withdrawal Allowance.............     20
  Transfer Charge.......................     21
  Administrative Charges................     21
  Mortality and Expense Risk Charge.....     21
  Variable Liquidity Benefit Charge.....     21
  Enhanced Stepped-Up Provision Charge..     22
  Guaranteed Minimum Withdrawal Benefit
     Charge.............................     22
  Guaranteed Minimum Withdrawal Benefit
     for Life...........................     22
  Guaranteed Minimum Accumulation
     Benefit Charge.....................     22
  Variable Funding Option Expenses......     22
  Premium Tax...........................     22
  Changes in Taxes Based upon Premium or
     Value..............................     22
Transfers...............................     22
  Market Timing/Excessive Trading.......     23
  Dollar Cost Averaging.................     24
Access to Your Money....................     25
  Systematic Withdrawals................     26
  Managed Distribution Program..........     26
Ownership Provisions....................     26
  Types of Ownership....................     26
     Contract Owner.....................     26
     Beneficiary........................     26
     Annuitant..........................     27
Death Benefit...........................     27
  Death Proceeds before the Maturity
     Date...............................     27
  Enhanced Stepped-Up Provision.........     29
  Payment of Proceeds...................     30
  Spousal Contract Continuance..........     31
  Beneficiary Contract Continuance......     32
  Planned Death Benefit.................     32
  Death Proceeds after the Maturity
     Date...............................     33
Living Benefits.........................     33
  Guaranteed Minimum Withdrawal
     Benefit............................     33
  Guaranteed Minimum Withdrawal Benefit
     for Life...........................     38
  Guaranteed Minimum Accumulation
     Benefit............................     48
The Annuity Period......................     54
  Maturity Date.........................     54
  Allocation of Annuity.................     54
  Variable Annuity......................     54
  Fixed Annuity.........................     55
Payment Options.........................     55
  Election of Options...................     55
  Annuity Options.......................     55
  Variable Liquidity Benefit............     56
Miscellaneous Contract Provisions.......     56
  Right to Return.......................     56
  Termination...........................     56
  Required Reports......................     56
  Suspension of Payments................     57
The Separate Accounts...................     57
  Performance Information...............     57
Federal Tax Considerations..............     58
  General Taxation of Annuities.........     58
  Types of Contracts: Qualified and Non-
     qualified..........................     59
  Qualified Annuity Contracts...........     59
     Taxation of Qualified Annuity
       Contracts........................     59
     Mandatory Distributions for
       Qualified Plans..................     60
     Individual Retirement Annuities....     60
     TSA (ERISA and NON-ERISA)..........     61
     Roth IRAs..........................     63
  Non-qualified Annuity Contracts.......     63
     Diversification Requirements for
       Variable Annuities...............     64
     Ownership of the Investments.......     64
     Taxation of Death Benefit
       Proceeds.........................     64
  Other Tax Considerations..............     65
     Treatment of Charges for Optional
       Benefits.........................     65
     Puerto Rico Tax Considerations.....     65
     Non-Resident Aliens................     65
     Tax Credits and Deduction..........     66
Other Information.......................     66
  The Insurance Companies...............     66
  Financial Statements..................     66
  Distribution of Variable Annuity
     Contracts..........................     66
  Conformity with State and Federal
     Laws...............................     68
  Voting Rights.........................     68
  Restrictions on Financial
     Transactions.......................     68
  Legal Proceedings.....................     68
Appendix A: Condensed Financial
  Information for MetLife of CT Separate
  Account Thirteen for Variable
  Annuities.............................    A-1
Appendix B: Condensed Financial
  Information for MetLife of CT Separate
  Account Fourteen for Variable
  Annuities.............................    B-1

Appendix C: Additional Information
  Regarding The Underlying Funds........    C-1
Appendix D: The Fixed Account...........    D-1
Appendix E: Waiver of Withdrawal Charge
  for Nursing Home Confinement..........    E-1
Appendix F: Contents of the Statement of
  Additional Information................    F-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P.O. Box 990014, Hartford, CT 96199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is:
MetLife, P.O. Box 371857, Pittsburgh, PA 15250-7857.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408 or 408A of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- "You" is the Contract Owner and a natural person, a trust established for the benefit of a natural person or a charitable remainder trust.

                                    SUMMARY:

                         PIONEER ANNUISTAR VALUE ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen "); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract and/or certain optional benefits may not currently be available for sale in all states. For Contracts issued in New York, a waiver of the withdrawal charge may apply to all Annuity Payments.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), 408A or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See "The Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business (generally 4:00 pm, Eastern time) on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.35% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are four GMWB rider options. The current charge for GMWB I rider,

GMWB II rider and GMWB rider III on an annual basis, is as follows: 0.40%, 0.50%, and 0.25%, respectively. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

The fourth GMWB rider is the Guaranteed Minimum Withdrawal Benefit for Life ("GMWB for Life") rider. If you elect the Guaranteed Minimum Withdrawal Benefit for Life ("GMWB for Life" or "Living Income Guarantee") rider, a charge will be deducted daily from amounts in the Variable Funding Options. The charge depends on whether you purchase the Single Life Option or the Joint Life Option. The current charge, on an annual basis, is 0.65% for the Single Life Option and 0.80% for the Joint Life Option. The charge can increase but will never exceed 1.50%. This charge will continue until termination of the rider or Contract. You cannot cancel the rider, although the rider terminates under certain circumstances. (see "Termination".)

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), we will deduct each business day a charge of 0.50% (on an annual basis) from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money - Systematic Withdrawals").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the "Death Benefit" section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract

     - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract and take required distributions over time, rather than have the death benefit paid in a lump sum to the beneficiary.

     - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

     - GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE" OR "LIVING INCOME GUARANTEE"). For an additional charge, we will guarantee a fixed level of income for life after you attain a certain age as long as you do not withdraw more than a certain amount from your Contract each year. The guarantee is based on Purchase Payments received within two years of your initial purchase. Depending on when you elect to take your first withdrawal, the maximum amount of your investment that you may receive each year is 5%, 6%, or 7%. Payments are guaranteed for your life when you reach age 59 1/2 if you purchase the benefit alone (the "Single Life Option"), or guaranteed for the life of both you and your spouse (the "Joint Life Option") when both you and your spouse reach age 65 if you purchase the benefit with your spouse. The base guarantee increases each year automatically on your anniversary if your Contract Value is greater than the base guarantee. The guarantee is subject to restrictions on withdrawals, and you are required to remain invested in a limited number of specified Variable Funding Options. Currently, you may elect the GMWB for Life rider only at the time of your initial purchase of the Contract, and once you purchase the GMWB for Life rider, you cannot cancel it. Guaranteed withdrawals are also available before the qualifying age, however these payments are not guaranteed for life. There is also a guaranteed lump sum feature available after ten years in lieu of guaranteed periodic payments.

     - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE.......................................   6%(1)
(as a percentage of the Purchase Payments withdrawn)
TRANSFER CHARGE.........................................   $10(2)
(assessed on transfers that exceed 12 per year)
VARIABLE LIQUIDITY BENEFIT CHARGE.......................   6%(3)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................   $30(4)


---------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


(2)   We do not currently assess the transfer charge.
(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
         7+years                                      0%


(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.35% and an administrative expense charge of 0.15% on all Contracts. In addition, for optional features there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge for GMWB I (maximum of 1.00% upon reset), a 0.50% current charge for

GMWB II (maximum of 1.00% upon reset), a 0.25% charge for GMWB III, a 0.65% current charge for GMWB for Life (Single Life Option) (maximum of 1.50% upon reset), and a 0.80% current charge for GMWB for Life (Joint Life Option) (maximum of 1.50% upon reset). Below is a summary of all of the maximum charges that may apply, depending on the death benefit and optional features you select:


                                                               STANDARD DEATH
                                                                   BENEFIT       ENHANCED DEATH BENEFIT
                                                               --------------    ----------------------


Mortality and Expense Risk Charge*.........................       1.35%                 1.60%
Administrative Expense Charge..............................       0.15%                 0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL
  FEATURES SELECTED........................................       1.50%                 1.75%
Optional E.S.P. Charge.....................................       0.20%                 0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY
  SELECTED.................................................       1.70%                 1.95%
Optional GMAB Charge.......................................       0.50%                 0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY
  SELECTED.................................................       2.00%                 2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMAB
  SELECTED(5)..............................................       2.20%                 2.45%
Optional GMWB I Charge.....................................       1.00%(6)              1.00%(6)
Optional GMWB II Charge....................................       1.00%(6)              1.00%(6)
Optional GMWB III Charge...................................       0.25%                 0.25%
OPTIONAL GMWB FOR LIFE (SINGLE LIFE OPTION) CHARGE.........       1.50%(6)              1.50%(6)
OPTIONAL GMWB FOR LIFE (JOINT LIFE OPTION) CHARGE..........       1.50%(6)              1.50%(6)
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY
  SELECTED.................................................       2.50%                 2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II ONLY
  SELECTED.................................................       2.50%                 2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III ONLY
  SELECTED.................................................       1.75%                 2.00%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB FOR LIFE
  (SINGLE LIFE OPTION) ONLY SELECTED.......................       3.00%                 3.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB FOR LIFE
  (JOINT LIFE OPTION) ONLY SELECTED........................       3.00%                 3.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB
  I SELECTED...............................................       2.70%                 2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB
  II SELECTED..............................................       2.70%                 2.95%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB
  III SELECTED.............................................       1.95%                 2.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB
  FOR LIFE (SINGLE LIFE OPTION) SELECTED...................       3.20%                 3.45%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB
  FOR LIFE (JOINT LIFE OPTION) SELECTED....................       3.20%                 3.45%


---------
(5)   GMAB and GMWB cannot both be elected.
(6)   The current charges for the available GMWB riders are as follow:
 *    We are waiving the following amounts of the Mortality and Expense Risk
      Charge: an amount equal to the Underlying Fund expenses that are in excess of 1.16% for the Subaccount investing in the Met/AIM Capital Appreciation Portfolio -- Class E.


-------------------------------------------------------------------------------------------
                     GMWB RIDER                                   CURRENT CHARGE
-------------------------------------------------------------------------------------------
GMWB I                                                                0.40%
-------------------------------------------------------------------------------------------
GMWB II                                                               0.50%
-------------------------------------------------------------------------------------------
GMWB for Life (Single Life Option)                                    0.65%
-------------------------------------------------------------------------------------------
GMWB for Life (Joint Life Option)                                     0.80%
-------------------------------------------------------------------------------------------


UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 866-547-3793.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                        MINIMUM   MAXIMUM
                                                                        -------   -------


TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
expenses).............................................................    0.38%    12.50%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                        DISTRIBUTION              TOTAL    CONTRACTUAL FEE      NET TOTAL
                                                           AND/OR                 ANNUAL        WAIVER            ANNUAL
                                            MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                                FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT       EXPENSES*
----------------                            ----------  ------------  --------  ---------  ---------------  -----------------


AIM VARIABLE INSURANCE FUNDS -- SERIES II
  AIM V.I. Mid Cap Core Equity Fund.......     0.72%        0.25%       0.34%      1.31%         0.00%      1.31%(1)
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST -- CLASS 2
  Franklin Rising Dividends Securities
     Fund.................................     0.60%        0.25%       0.03%      0.88%         0.01%      0.87%(1)(2)
  Franklin Small-Mid Cap Growth Securities
     Fund.................................     0.48%        0.25%       0.30%      1.03%         0.01%      1.02%(1)(2)
  Templeton Foreign Securities Fund.......     0.63%        0.25%       0.18%      1.06%         0.03%      1.03%(1)(2)
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class II++.......     0.75%        0.25%       0.02%      1.02%         0.00%      1.02%(3)(4)
  Legg Mason Partners Variable Capital and
     Income Portfolio -- Class II.........     0.75%        0.25%       0.06%      1.06%         0.11%      0.95%(4)
  Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I...........     0.75%        0.00%       0.02%      0.77%         0.00%      0.77%
MET INVESTORS SERIES TRUST(5)
  Met/AIM Capital Appreciation
     Portfolio -- Class E.................     0.77%        0.15%       0.09%      1.01%           --       1.01%(6)(7)(8)(9)
  MFS(R) Research International
     Portfolio -- Class B.................     0.72%        0.25%       0.14%      1.11%           --       1.11%
  Oppenheimer Capital Appreciation
     Portfolio -- Class B.................     0.57%        0.25%       0.05%      0.87%           --       0.87%(7)
METROPOLITAN SERIES FUND, INC.(10)
  BlackRock Money Market
     Portfolio --  Class A................     0.34%          --        0.04%      0.38%         0.01%      0.37%(11)
  MFS(R) Total Return Portfolio -- Class
     B....................................     0.53%        0.25%       0.05%      0.83%           --       0.83%(12)
  Oppenheimer Global Equity
     Portfolio -- Class B.................     0.53%        0.25%       0.09%      0.87%           --       0.87%
PIONEER VARIABLE CONTRACTS TRUST -- CLASS
  II
  Pioneer America Income VCT Portfolio....     0.50%        0.25%       0.16%      0.91%           --       0.91%
  Pioneer Cullen Value VCT Portfolio......     0.70%        0.25%       0.73%      1.68%         0.68%      1.00%(13)
  Pioneer Emerging Markets VCT Portfolio..     1.15%        0.25%       0.35%      1.75%           --       1.75%
  Pioneer Equity Income VCT Portfolio.....     0.65%        0.25%       0.04%      0.94%           --       0.94%
  Pioneer Equity Opportunity VCT
     Portfolio............................     0.75%        0.25%      11.50%     12.50%        11.25%      1.25%(14)
  Pioneer Fund VCT Portfolio..............     0.65%        0.25%       0.05%      0.95%           --       0.95%
  Pioneer Global High Yield VCT
     Portfolio............................     0.65%        0.25%       1.32%      2.22%         1.22%      1.00%(13)
  Pioneer Growth Shares VCT Portfolio.....     0.70%        0.25%       0.38%      1.33%           --       1.33%
  Pioneer High Yield VCT Portfolio........     0.65%        0.25%       0.09%      0.99%           --       0.99%
  Pioneer International Value VCT
     Portfolio............................     0.85%        0.25%       0.59%      1.69%           --       1.69%
  Pioneer Mid Cap Value VCT Portfolio.....     0.65%        0.25%       0.06%      0.96%           --       0.96%
  Pioneer Oak Ridge Large Cap Growth VCT
     Portfolio............................     0.75%        0.25%       0.37%      1.37%         0.42%      0.95%(15)
  Pioneer Real Estate Shares VCT
     Portfolio............................     0.80%        0.25%       0.11%      1.16%           --       1.16%
  Pioneer Small and Mid Cap Growth VCT
     Portfolio............................     0.75%        0.25%       1.36%      2.36%         1.36%      1.00%(13)
  Pioneer Small Cap Value VCT Portfolio...     0.75%        0.25%       0.33%      1.33%           --       1.33%(16)
  Pioneer Strategic Income VCT Portfolio..     0.65%        0.25%       0.17%      1.07%           --       1.07%
  Pioneer Value VCT Portfolio.............     0.70%        0.25%       0.17%      1.12%           --       1.12%

                                                                                                                 NET TOTAL
                                                                                                                   ANNUAL
                                                                                                                 OPERATING
                                               DISTRIBUTION              TOTAL    CONTRACTUAL FEE  NET TOTAL      EXPENSES
                                                  AND/OR                 ANNUAL        WAIVER        ANNUAL      INCLUDING
                                   MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE  OPERATING     UNDERLYING
UNDERLYING FUND:                       FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES*   FUND EXPENSES
----------------                   ----------  ------------  --------  ---------  ---------------  ---------  ---------------


PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Ibbotson Aggressive
     Allocation VCT Portfolio....     0.17%        0.25%       0.98%     1.40%         0.66%       0.74%(18)     1.59%(17)
  Pioneer Ibbotson Growth
     Allocation VCT Portfolio....     0.17%        0.25%       0.11%     0.53%         0.15%       0.38%(18)     1.18%(17)
  Pioneer Ibbotson Moderate
     Allocation VCT Portfolio....     0.17%        0.25%       0.18%     0.60%         0.21%       0.39%(18)     1.15%(17)


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.
(1) Other Expenses include "Acquired Fund Fees and Expenses" which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year, in the amount of 0.02% for AIM V.I. Mid Cap Core Equity Fund, 0.01% for Franklin Rising Dividends Securities Fund and Franklin Small-Mid Cap Growth Securities Fund, and 0.03% for Templeton Foreign Securities Fund.
(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fee and expenses are due to those of the acquired fund. This reduction is required by the Trust's Board of Trustees and an exemptive order of the Securities and Exchange Commission ("SEC").
(3) Other expenses have been estimated based on expenses incurred by Class I shares because no Class II shares were outstanding on October 31, 2006.
(4) Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.95% for Class II until May 1, 2008.
(5) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(6) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(7) The Management Fee has been restated to reflect an amended management fee schedule, as if the agreement had been in effect during the previous fiscal year.
(8) This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.
(9) The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(10) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.355% for the next $500 million.
(12) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(13) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce expenses to 1.00%.
(14) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce expenses to 1.25%.
(15) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce expenses to 0.95%.
(16) Other expenses include fees and expenses of 0.12% incurred indirectly by the Fund as a result of its investment in other investment companies (each, an Acquired Fund).
(17) In addition to the operating expenses, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. The actual indirect expenses incurred by a shareholder will vary based upon the Portfolio's actual allocation of its assets and the actual expenses of the underlying funds. The average expense ratio of underlying funds is estimated to be 0.85% for the Pioneer Ibbotson Aggressive Allocation VCT Portfolio, 0.80% for the Pioneer Ibbotson Growth Allocation Portfolio, and 0.76% for the Pioneer Ibbotson Moderate Allocation Portfolio, in each case based upon (i) Ibbotson's initial target allocation of the Portfolio's assets among underlying funds and (ii) the historical gross expense ratio of the underlying funds for their most recent fiscal year. The total operating expenses of the Portfolio, including the estimated average expense ratio of the underlying funds, before any applicable fee waiver or expense limitation, are 2.25% for Pioneer Ibbotson Aggressive Allocation Portfolio, 1.33% for the Pioneer Ibbotson Growth Allocation Portfolio, and 1.36% for the Pioneer Ibbotson Moderate Allocation Portfolio.
(18) The expenses in the table, other than "Estimated average expense ratio of underlying funds," reflect the expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated average expense ratio of underlying funds," to 0.74% for Pioneer Ibbotson Aggressive Allocation VCT Portfolio, 0.38% for Pioneer Ibbotson Growth Allocation VCT Portfolio, and 0.39% for Pioneer Ibbotson Moderate Allocation VCT Portfolio of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits. The GMAB and the GMWB cannot both be elected.

This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit for Life (assuming the maximum 1.50% charge applies in all Contract Years).


                                                                                          IF CONTRACT IS NOT SURRENDERED OR
                                                IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT THE END OF PERIOD
                                                      END OF PERIOD SHOWN:                             SHOWN:
                                         ----------------------------------------------  ----------------------------------
FUNDING OPTION                             1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                           ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Minimum Total
Annual Operating Expenses..............      $989      $1,625      $2,331       $4,012       $389      $1,175      $1,971
Underlying Fund with Maximum Total
Annual Operating Expenses..............    $2,131      $4,615      $6,672      $10,071     $1,531      $4,165      $6,312

                                             IF
                                          CONTRACT
                                           IS NOT
                                           SURREN-
                                          DERED OR
                                         ANNUITIZED
                                         AT THE END
                                          OF PERIOD
                                           SHOWN:
                                         ----------
FUNDING OPTION                            10 YEARS
--------------                           ----------


Underlying Fund with Minimum Total
Annual Operating Expenses..............     $4,012
Underlying Fund with Maximum Total
Annual Operating Expenses..............    $10,071


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Pioneer Annuistar Value Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.


                                                          MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
            DEATH BENEFIT/OPTIONAL FEATURE                        ANNUITANT ON THE CONTRACT DATE*
------------------------------------------------------    -----------------------------------------------


Standard Death Benefit                                                           80
Enhanced Death Benefit                                                           75
Enhanced Stepped-Up Provision (E.S.P.)                                           75


---------
* The maximum age for optional death benefits may be reduced in connection with the offer of the Contracts through certain broker-dealers.

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-547-3793.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent.

Where permitted by law, we may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or, liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or, taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of Variable Annuity Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Underlying Fund's 12b-1 Plan decrease the Underlying Fund's investment return.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-866-547-3793 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AIM VARIABLE INSURANCE
  FUNDS -- SERIES II
  AIM V.I. Mid Cap Core Equity     Seeks long-term growth of          A I M Advisors, Inc.
     Fund                          capital.
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS
  TRUST -- CLASS 2
  Franklin Rising Dividends        Seeks long-term capital            Franklin Advisory Services, LLC
     Securities Fund               appreciation, with preservation
                                   of capital as an important
                                   consideration.
  Franklin Small-Mid Cap Growth    Seeks long-term capital growth.    Franklin Advisers, Inc.
     Securities Fund
  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund                                                             Subadvisor: Franklin Templeton
                                                                      Investment Management Limited
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth                                                LLC
     Portfolio -- Class II                                            Subadviser: ClearBridge Advisors,
                                                                      LLC,
  Legg Mason Partners Variable     Seeks total return (that is, a     Legg Mason Partners Fund Advisor,
     Capital and Income            combination of income and long     LLC
     Portfolio -- Class II         term capital appreciation).        Subadvisers: ClearBridge
                                                                      Advisors, LLC and Western Asset
                                                                      Management Company
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value             Current income is a secondary      LLC
     Portfolio -- Class I          consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
MET INVESTORS SERIES TRUST
  Met/AIM Capital Appreciation     Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class E                                             Subadviser: A I M Capital
                                                                      Management, Inc.
  MFS(R) Research International    Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class B                                             Subadviser: Massachusetts
                                                                      Financial Services Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Oppenheimer Capital              Seeks capital appreciation.        Met Investors Advisory LLC
     Appreciation                                                     Subadviser: OppenheimerFunds,
     Portfolio -- Class B                                             Inc.
METROPOLITAN SERIES FUND, INC.
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio --  Class A         income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class B          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company

  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class B                                             Subadviser: OppenheimerFunds,
                                                                      Inc.
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer America Income VCT       Seeks as high a level of current   Pioneer Investment Management,
     Portfolio                     income as is consistent with       Inc.
                                   preservation of capital.
  Pioneer Cullen Value VCT         Seeks capital appreciation, with   Pioneer Investment Management,
     Portfolio                     current income as a secondary      Inc.
                                   objective.                         Subadviser: Cullen Capital
                                                                      Management, Inc.
  Pioneer Emerging Markets VCT     Seeks long-term growth of          Pioneer Investment Management,
     Portfolio                     capital.                           Inc.
  Pioneer Equity Income VCT        Seeks current income and long-     Pioneer Investment Management,
     Portfolio                     term growth of capital from a      Inc.
                                   portfolio consisting primarily of
                                   income producing equity
                                   securities of U.S. corporations.
  Pioneer Equity Opportunity VCT   Seeks long-term capital growth.    Pioneer Investment Management,
     Portfolio                     As a secondary objective, the      Inc.
                                   portfolio may seek income.
  Pioneer Fund VCT Portfolio       Seeks reasonable income and        Pioneer Investment Management,
                                   capital growth.                    Inc.
  Pioneer Global High Yield VCT    Seeks to maximize total return     Pioneer Investment Management,
     Portfolio                     through a combination of income    Inc.
                                   and capital appreciation.
  Pioneer Growth Shares VCT        Seeks appreciation of capital.     Pioneer Investment Management,
     Portfolio                                                        Inc.
  Pioneer High Yield VCT           Seeks to maximize total return     Pioneer Investment Management,
     Portfolio                     through a combination of income    Inc.
                                   and capital appreciation.
  Pioneer Ibbotson Aggressive      Seeks long-term capital growth.    Pioneer Investment Management,
     Allocation VCT Portfolio                                         Inc.
                                                                      Subadviser: Ibbotson Associates,
                                                                      LLC
  Pioneer Ibbotson Growth          Seeks long-term capital growth     Pioneer Investment Management,
     Allocation VCT Portfolio      and current income.                Inc.
                                                                      Subadviser: Ibbotson Associates,
                                                                      LLC
  Pioneer Ibbotson Moderate        Seeks long-term capital growth     Pioneer Investment Management,
     Allocation VCT Portfolio      and current income.                Inc.
                                                                      Subadviser: Ibbotson Associates,
                                                                      LLC
  Pioneer International Value VCT  Seeks long-term capital growth.    Pioneer Investment Management,
     Portfolio                                                        Inc.
  Pioneer Mid Cap Value VCT        Seeks capital appreciation by      Pioneer Investment Management,
     Portfolio                     investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Pioneer Oak Ridge Large Cap      Seeks capital appreciation.        Pioneer Investment Management,
     Growth VCT Portfolio                                             Inc.
                                                                      Subadviser: Oak Ridge
                                                                      Investments, LLC
  Pioneer Real Estate Shares VCT   Seeks long-term growth of          Pioneer Investment Management,
     Portfolio                     capital. Current income is the     Inc.
                                   portfolio's secondary investment   Subadviser: AEW Management and
                                   objective.                         Advisors, L.P.
  Pioneer Small and Mid Cap        Seeks long term capital growth.    Pioneer Investment Management,
     Growth VCT Portfolio                                             Inc.
                                                                      Subadviser: L. Roy Papp &
                                                                      Associates, LLP
  Pioneer Small Cap Value VCT      Seeks capital growth by investing  Pioneer Investment Management,
     Portfolio                     in a diversified portfolio of      Inc.
                                   securities consisting primarily
                                   of common stocks.
  Pioneer Strategic Income VCT     Seeks a high level of current      Pioneer Investment Management,
     Portfolio                     income.                            Inc.
  Pioneer Value VCT Portfolio      Seeks reasonable income and        Pioneer Investment Management,
                                   capital growth.                    Inc.


                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix D for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your registered representative and

     -    other costs of doing business

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:


         YEARS SINCE PURCHASE PAYMENT MADE            WITHDRAWAL CHARGE
--------------------------------------------------    -----------------
  GREATER THAN OR EQUAL TO         BUT LESS THAN


           0 years                    2 years                 6%
           2 years                    4 years                 5%
           4 years                    5 years                 4%
           5 years                    6 years                 3%
           6 years                    7 years                 2%
          7+ years                                            0%


For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a)  any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     -    if a lifetime annuity payout has begun

     - if you elect Annuity Payments for a fixed period of at least five year's duration, or

     -    under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal allowance applies to any partial or full withdrawal. The free withdrawal allowance is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. The annual Contract administrative charge will be deducted on a pro rata basis from amounts allocated to the Variable Funding Options. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. The M&E charge equals 1.35% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your registered representative.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


Please refer to Payment Options for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both age 75 or younger on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE") CHARGE

If you elect the GMWB for Life rider, a charge is deducted daily from amounts held in each Variable Funding Option. The current charge, on an annual basis, is 0.65% if you select the Single Life Option, or 0.80% if you select the Joint Life Option. Your current charge may increase when your benefits automatically reset, unless you notify us not to reset your benefits (see "LIVING
BENEFITS -- Guaranteed Minimum Withdrawal Benefit for Life"). The charge will never exceed 1.50%. You cannot cancel the rider, although the rider terminates under certain circumstances (see "Termination").

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.50% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request, which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., Franklin Small-Mid Cap Growth Securities Fund, Templeton Foreign Securities Fund, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Global High Yield VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Small and Mid Cap Growth VCT Portfolio, Pioneer Small Cap Value VCT Portfolio and Pioneer Strategic Income VCT Portfolio, (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as separate accounts funding variable insurance contracts or retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Special DCA Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or the Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial
hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law). There is currently no additional fee for electing systematic withdrawals.

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations".) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     -    the death benefit will not be payable upon the Annuitant's death

     -    the Contingent Annuitant becomes the Annuitant

     -    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see The Annuity Contract section).

DEATH PROCEEDS BEFORE THE MATURITY DATE

NOTE: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" below with "Owner". All death benefits described below will be reduced by any premium tax and outstanding loans not previously deducted.

STANDARD DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below:

     (1)  the Contract Value on the Death Report Date

     (2)  your adjusted Purchase Payment (see below) or*

     (3)  the Step-Up Value (if any, as described below)

ENHANCED DEATH BENEFIT



--------------------------------------------------------------------------------------
If the Annuitant dies before
age 80, the death benefit will
be the greatest of:                 -  the Contract Value on the Death Report Date;
                                    -  your adjusted Purchase Payment (see below)*;
                                    -  the Step-Up Value, if any, as described below
                                       or
                                    -  the Roll-Up Death Benefit Value (as described
                                       below)
--------------------------------------------------------------------------------------
If the Annuitant dies on or
after age 80, the death benefit
will be the greatest of:            -  the Contract Value on the Death Report Date;
                                    -  your adjusted Purchase Payment (see below)* or
                                    -  the Step-Up Value, if any, as described below
                                       or
                                    -  the Roll-Up Death Benefit Value (as described
                                       below) on the Annuitant's 80th birthday, plus
                                       any additional Purchase Payments and minus any
                                       partial surrender reductions (as described
                                       below) that occur after the Annuitant's 80th
                                       birthday
--------------------------------------------------------------------------------------


---------
(*) If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider. If you purchased the GMWB for Life (Living Income Guarantee) rider and if your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, your Adjusted Purchase Payment will not be calculated as described below, but instead will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the GMWB for Life (Living Income Guarantee) rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80(th) birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE+

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     (b)  is any Purchase Payment made during the previous Contract Year

     (c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     (b) is any Purchase Payment made since the previous Contract Date anniversary

     (c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all Partial Surrender Reductions** (as described below).

---------
** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee) or GMWB for Life (Living Income Guarantee) rider.
+ May not be available in all states. Please check with your registered representative.

PARTIAL SURRENDER REDUCTIONS

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

EXAMPLE OF PARTIAL SURRENDER REDUCTIONS. For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment, Step-Up or Roll-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment, Step-Up or Roll-Up Value as follows:

           $50,000 x ($10,000/$55,000) = $9,090

Your new adjusted Purchase Payment, Step-Up or Roll-Up Value would be $50,000- $9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current adjusted Purchase Payment, Step-Up or Roll-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment, Step-Up or Roll-Up Value as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new adjusted Purchase Payment, Step-Up or Roll-Up Value would be $50,000- $16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE. THIS PROVISION MAY NOT BE AVAILABLE IN ALL STATES. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$55,000) = $9,090

You new modified Purchase Payment would be $50,000-$9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new modified Purchase Payment would be $50,000-$16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary(ies), or if    the beneficiary elects to      Yes
ANNUITANT) (WITH NO JOINT     none, to the Contract          continue the Contract rather
OWNER)                        owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)  The beneficiary(ies), or if    the beneficiary elects to      Yes
(WITH NO JOINT OWNER)         none, to the Contract          continue the Contract rather
                              owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The surviving joint owner.                                    Yes
IS NOT THE ANNUITANT)
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The beneficiary(ies), or if    the beneficiary elects to      Yes
IS THE ANNUITANT)             none, to the surviving joint   continue the Contract rather
                              owner.                         than receive the lump sum
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The surviving joint owner.     the spouse elects to           Yes
NOT THE ANNUITANT)                                           continue the Contract.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The beneficiary(ies) or, if    the spouse elects to           Yes
THE ANNUITANT)                none, to the surviving joint   continue the Contract.
                              owner.
                                                             A spouse who is not the
                                                             beneficiary may decline to
                                                             continue the Contract and
                                                             instruct the Company to pay
                                                             the beneficiary who may
                                                             elect to continue the
                                                             Contract.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

ANNUITANT (WHO IS NOT THE     The beneficiary(ies), or if    the beneficiary elects to      Yes
CONTRACT OWNER)               none, to the Contract Owner.   continue the Contract rather
                                                             than receive the
                                                             distribution.
                                                             But, if there is a
                                                             Contingent Annuitant, then,
                                                             the Contingent Annuitant
                                                             becomes the Annuitant and
                                                             the Contract continues in
                                                             effect (generally using the
                                                             original Maturity Date). The
                                                             proceeds will then be paid
                                                             upon the death of the
                                                             Contingent Annuitant or
                                                             owner.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A   The beneficiary(ies) or if                                    Yes (Death of
NON-NATURAL ENTITY/TRUST)     none, to the owner.                                           Annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary(ies), or if    the beneficiary elects to      Yes
                              none, to the Contract          continue the Contract rather
                              owner's estate.                than receive a lump sum
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the Annuitant's death, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Please note that spousal continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Please consult a tax advisor before electing this option.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    take a loan

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers four different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The four GMWB riders described in this prospectus are called "GMWB I", "GMWB II", "GMWB III" , and "GMWB for Life" (described separately below); we may refer to any one of these as GMWB. The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS


--------------------------------------------------------------------------------------------------------------
         NAME OF RIDER:                    GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
ALSO CALLED:                         Principal Guarantee    Principal Guarantee 5/10    Principal Guarantee 5
--------------------------------------------------------------------------------------------------------------
AVAILABILITY:                         Not available for       Available on or after     Available on or after
                                    purchase on or after        March 21, 2005 if         March 21, 2005 if
                                   March 21, 2005, unless    approved in your state    approved in your state
                                   GMWB II is not approved
                                        in your state
--------------------------------------------------------------------------------------------------------------


You may elect a GMWB GMWB for Life rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
If you make your first                    5% of RBB                 5% of RBB                 5% of RBB
withdrawal before the 3rd
anniversary
after you purchase GMWB:
--------------------------------------------------------------------------------------------------------------
If you make your first                   10% of RBB                10% of RBB                 5% of RBB
withdrawal after the 3(rd)
anniversary after you purchase
GMWB:
--------------------------------------------------------------------------------------------------------------


ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

     - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

     - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES. The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB
Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $100,000        $100,000               $5,000         $100,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $110,000        $100,000               $5,000          $90,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
PARTIAL
WITHDRAWAL
REDUCTION
(PWR)             N/A         (100,000 x           [5,000 x (1-         N/A         (100,000 x           [5,000 x (1-
                           10,000/110,000) =    90,000/100,000)] =               10,000/90,000) =     88,889/100,000)] =
                                 9,091                  500                           $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
GREATER OF
PWR OR THE
DOLLAR AMOUNT
OF THE
WITHDRAWAL                      $10,000                                               $11,111

                            (10,000>9,091)                                        (11,111>10,000)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $10,000                $500           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
AFTER
WITHDRAWAL     $100,000         $90,000               $4,500          $80,000         $88,889               $4,444
--------------------------------------------------------------------------------------------------------------------------


                          WITHDRAWAL EXAMPLE FOR GMWB I


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $100,000        $100,000               $5,000         $100,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $110,000        $100,000               $5,000          $90,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
AFTER
WITHDRAWAL     $100,000         $90,909               $4,545          $80,000         $88,889               $4,444

                         [100,000 -- (100,000         [(5,000                  [100,000 -- (100,000        [5,000 x
                           x10,000/110,000)]     x90,909/100,000)]               x10,000/90,000)]      (88,889/100,000)]
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $9,091                 $455           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------


TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY). If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

          -    a qualified retirement plan (Code Section 401),

          -    a tax-sheltered annuity (Code Section 403(b)),

          -    an individual retirement account (Code Sections 408(a)),

          -    an individual retirement annuity (Code Section 408(b)), or

          -    a qualified deferred compensation plan (Code Section 457).

          Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

     - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

     - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

     - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

     - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

          You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

     - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY). If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the charge may increase if you elect to reset the RBB (the charge will never exceed the guaranteed maximum charge). Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE. The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
Current Annual Charge                       0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
Maximum Annual Charge After a               1.00%                     1.00%                      N/A
Reset
--------------------------------------------------------------------------------------------------------------


MAXIMUM RBB. Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION. Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5(th) anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB. If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

     - The total annual payment amount will equal the AWB and will never exceed your RBB, and

     - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
AWB                                  5% of RBB if first        5% of RBB if first             5% of RBB
                                   withdrawal before 3(rd)   withdrawal before 3(rd)
                                   anniversary 10% of RBB    anniversary 10% of RBB
                                     if first withdrawal       if first withdrawal
                                   after 3(rd) anniversary   after 3(rd) anniversary
--------------------------------------------------------------------------------------------------------------
ANNUAL CHARGE                               0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
RESET                                        Yes                       Yes                       No
--------------------------------------------------------------------------------------------------------------
CAN I CANCEL MY GMWB?                        No               Yes, after the 5(th)      Yes, after the 5(th)
                                                               anniversary of GMWB       anniversary of GMWB
                                                                    purchase                  purchase
--------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS                      No                        Yes                       Yes
--------------------------------------------------------------------------------------------------------------
WAIVER OF RECALCULATION OF AWB               No                        Yes                       Yes
FOR DISTRIBUTIONS FROM TAX-
QUALIFIED PLANS
--------------------------------------------------------------------------------------------------------------


GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE" OR "LIVING INCOME GUARANTEE")

SUMMARY OF BENEFITS. At the time you Purchase the Contract, for an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit for Life, or "GMWB for Life". The GMWB for Life rider is designed to protect your investment from poor market performance. The GMWB for Life rider:

     - Guarantees a fixed level of income for life after you attain a certain age as long as you do not withdraw more than a certain amount from your Contract each year;

     -    Can be purchased for you alone or with your spouse;

     -    Can accommodate tax-qualified distributions from your Contract;

     - Increases in value on each anniversary if your Contract Value increases through an automatic reset feature;

     - Can provide an income until your guaranteed amount is recovered if your circumstances change before you reach the minimum age to begin lifetime income, as long as you do not withdraw more than a certain amount from your Contract each year;

     - Offers the option to receive a lump sum after a period of years in lieu of the guarantee to take periodic payments if your circumstances change.

You must continue to meet several restrictions and conditions in order to receive the benefits of the GMWB for Life rider. Withdrawals that exceed the allowable annual maximum will more rapidly decrease the guarantees under the rider. Also, to be eligible for the guarantees you are permitted to invest only in a limited number of specified Variable Funding Options. Only Purchase Payments that you make within two years of purchase are eligible for the guarantees. See below for details.

Currently, you may elect the GMWB for Life rider only at the time of your initial purchase of the Contract. In the future we may allow Contract Owners to add the rider after purchase. You may not elect the GMWB for Life rider if you have also elected the GMWB or GMAB rider offered under this Contract. The GMWB for Life rider many not be available in all states. You may not elect the GMWB for Life rider if you have a loan outstanding, and you may not take out a loan once you elect the GMWB for Life rider. Once you purchase the GMWB for Life rider, you cannot cancel it.

In written materials other than this prospectus, we may refer to the GMWB for Life rider using different names. These names are "Living Income Guarantee" and "Living Income Guarantee for 2". These names refer to the same GMWB for Life rider described in this prospectus.

SINGLE LIFE OPTION OR JOINT LIFE OPTION. The GMWB for Life rider is designed for use by you alone (the "Single Life Option"), or you and your spouse (the "Joint Life Option"). You must select either the Single Life Option or the Joint Life Option at the time you elect the GMWB for Life rider.

The Single Life Option is available to all Contract Owners. However, if you select the Single Life Option and your Contract is jointly owned, the age of the older joint owner will determine when you are eligible for lifetime benefits under the rider, and income is guaranteed only over the lifetime of the older joint owner.

The Joint Life Option is only available if you name your spouse as the joint owner or sole beneficiary of your Contract. Under the Joint Life Option, income is guaranteed over the joint lifetime of both you and your spouse. Under the Joint Life Option, the age of the younger spouse determines when you are eligible for lifetime benefits under the rider. This means you and your spouse will have to wait until the younger of you reaches the minimum age to qualify for the lifetime benefit.

REMAINING BENEFIT BASE ("RBB"). The guarantees under the GMWB for Life rider are determined by applying an annual percentage to a base amount that we calculate called the "remaining benefit base" or "RBB."

Your initial RBB is equal to your initial Purchase Payment if you elect GMWB for Life when you purchase your Contract. If in the future we permit the rider to be added after the Contract is issued, then your initial RBB is equal to your Contract Value when you elect the rider. The RBB is not a lump sum guarantee, rather, it is used to determine the amount that we return to you through a series of payments that annually do not exceed a percentage of your RBB.

Your RBB is subject to a maximum of $5,000,000 for all deferred variable annuities issued by us in the same calendar year to you.

LIFETIME WITHDRAWAL BENEFIT ("LWB"). The annual percentage of your RBB that is available for withdrawal is called the "Lifetime Withdrawal Benefit" or "LWB. " Each year you may take withdrawals that do not exceed your LWB.

The level of your initial LWB payment depends on whether your GMWB for Life rider was issued under the Single Life Option or the Joint Life Option, and the timing of your first withdrawal from your Contract. You are eligible to receive payments under the LWB after you attain a certain age as shown below. Under the Joint Life Option, the age of the younger spouse determines eligibility. Under the Single Life Option, if your Contract is jointly owned, the age of the older joint owner determines eligibility.

--------------------------------------------------------------------------------------------
                                                        MAXIMUM AGE TO BE ELIGIBLE TO
                                                                 RECEIVE LWB
--------------------------------------------------------------------------------------------
Single Life Option                                              59 1/2 years
--------------------------------------------------------------------------------------------
Joint Life Option                                                 65 years
--------------------------------------------------------------------------------------------


Your initial LWB is calculated as a percentage of the RBB immediately before your first withdrawal:


-------------------------------------------------------------------------------------
SINGLE LIFE OPTION                                                             LWB
-------------------------------------------------------------------------------------
If you make your first withdrawal BEFORE the 5(th) anniversary after you
  purchase GMWB for Life:                                                   5% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 5(th) anniversary, but
  before the 10(th) anniversary:                                            6% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 10(th) anniversary:       7% of RBB
-------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------
JOINT LIFE OPTION                                                              LWB
-------------------------------------------------------------------------------------
If you make your first withdrawal BEFORE the 8(th) anniversary after you
  purchase GMWB for Life:                                                   5% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 8(th) anniversary, but
  before the 15th anniversary:                                              6% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 15(th) anniversary:       7% of RBB
-------------------------------------------------------------------------------------


You should carefully choose when you take your first withdrawal from your Contract, because it will determine your LWB annual percentage which will not change for the life of your Contract. For example, if you take your first withdrawal before the 5th anniversary, your LWB will be 5% of RBB for the life of your Contract, and you will never qualify for a 6% or 7% of RBB.

As long as your total annual withdrawals do not exceed your LWB amount, you may continue to take your LWB payments until death, even if the aggregate payments exceed your RBB. Under the Joint Life Option, payments cease upon the death of the last surviving spouse. Under the Single Life Option, payments cease upon your death, or the death of the older joint owner.

You may adjust the amount and frequency of payments during the year. Each year you may take your LWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your LWB without affecting your guarantee. If you choose to receive only a part of, or none of, your LWB in any given year, your LWB in any subsequent year will not be increased. In certain circumstances we may limit the frequency of LWB payments to annual, such as payments under our Managed Distribution Program, payments to a beneficiary after your death, or if your Contract Value reduces to zero (see below).

ADDITIONAL PREMIUM. Additional Purchase Payments made within two years after you purchase the GMWB for Life rider will increase your RBB, which will serve to increase your LWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new LWB is equal to the LWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original LWB as shown above.

Additional Purchase Payments made more than two years after you purchase the GMWB for Life rider will not be included in your RBB, and will be excluded from the guarantees under your rider. However, additional Purchase Payments will be added to your Contract Value and would be reflected in any reset of the RBB. (See the "Reset" section below.)

WITHDRAWALS. When you make a withdrawal, your LWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase of GMWB for Life (or "GMWB for Life Anniversary"), including the current withdrawal, does not exceed your LWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB for Life Anniversary, including the current withdrawal, exceeds your LWB immediately prior to the current withdrawal, we will recalculate your RBB and LWB.

To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a proportional "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

To recalculate your LWB, we reduce your LWB by a partial withdrawal reduction, which is equal to 1) the LWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by
3) the RBB immediately prior to the current withdrawal.

These recalculations magnify the effect of a withdrawal when your Contract Value is less than your RBB, as shown in the example below.

WITHDRAWAL EXAMPLES The following example is intended to illustrate the effect of withdrawals on your RBB and LWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is greater than 65, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                               WITHDRAWAL EXAMPLE


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                LWB (5%)          VALUE            RBB                LWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $100,000        $100,000               $5,000         $100,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL
AND AFTER THE
FIRST GMWB
ANNIVERSARY    $110,000        $110,000               $5,500          $90,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
PARTIAL
WITHDRAWAL
REDUCTION         N/A         (110,000 x           (5,500 x (1-         N/A         (100,000 x            (5,000 X(1-
                           10,000/110,000) =    100,000/ 110,000) =              10,000/90,000) =      88,889/100,000) =
                                10,000                  500                           $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
GREATER OF
PWR OR THE
DOLLAR AMOUNT
OF THE
WITHDRAWAL                      $10,000                                               $11,111

                            (10,000=10,000)                                       (11,111>10,000)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $10,000                $500           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
AFTER
WITHDRAWAL     $100,000        $100,000               $5,000          $80,000         $88,889               $4,444
--------------------------------------------------------------------------------------------------------------------------


RESET. On each anniversary after you purchase the GMWB for Life rider, we will automatically reset your RBB, under our Automatic RBB Reset Program, to an amount equal to 100% of the then Contract Value. We will not automatically reset your RBB if the Contract Value on your anniversary is less than your current RBB, or, if you (or you and your spouse) are over age 85.

You may choose to opt out of the Automatic RBB Reset Program, if a reset of your RBB would cause the charge for your rider to increase. This can happen since the rate you pay for the rider will be changed to the rate in effect at the time of reset and that may be higher than the rate before the reset. We will send you advance notice if the charge for your rider would increase upon reset in order to give you the opportunity to opt out of the Automatic RBB Reset Program. In order to opt out of the Automatic RBB Reset Program, you must notify us in writing which we must receive by the 7th calendar day prior to the scheduled reset. Your rider will no longer be reset for the life of the rider unless you subsequently elect in writing to opt back into the Automatic RBB Reset Program. Your opt back in election will go into effect upon the next GMWB for Life Anniversary following the receipt of your request.

Upon reset, the LWB will be recalculated as the greater of the a) LWB prior to the reset, or b) a percentage of the Reset RBB value. The percentage will equal the percentage of the RBB (e.g. 5%) used in determining the initial LWB.

GUARANTEED PRINCIPAL OPTION. If your circumstances change and you no longer want the lifetime features of the GMWB for Life rider, you may wish to opt out and receive an adjustment to your Contract Value. In this case, once you have held the rider for ten (10) years or more you will have the option each year to elect the Guaranteed Principal Option. Each year you will have a 30-day window period during which you may elect the option. You may only elect the option once, as your GMWB for Life rider will terminate when you exercise the option.

The Guaranteed Principal Option will be paid to you as a positive adjustment to your Contract Value. The adjustment is equal to (a) minus (b):

     a) Purchase Payments credited within 120 days after you purchase the GMWB for Life rider, reduced by a "Percentage Reduction in the Contract Value" attributable to any partial withdrawals taken.

          We compute the "Percentage Reduction in Contract Value" attributable to a partial withdrawal by dividing the dollar amount of the withdrawal, plus any applicable withdrawal charges, by the Contract Value immediately preceding such withdrawal. We apply the Percentage Reduction in the Contract Value as a factor equal to 1 minus the percentage reduction.

     b) Your Contract Value on the GMWB Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For example, assume you make a single Purchase Payment of $100,000 and elect the GMWB for Life rider. Also assume that you make no withdrawals, and that ten years later your Contract Value has declined to $80,000. If you elect to receive the Guaranteed Principal Option, we will apply $20,000 to your Contract Value to restore it to $100,000.

To exercise the Guaranteed Principal Option you must notify us in writing within 30 days following any anniversary of your purchase of the GMWB for Life rider, on or after the tenth (10th) anniversary of your purchase of the rider. We will adjust your Contract Value at the end of the 30-day window period.

The adjustment will be added to each Variable Funding Option in the ratio that the Contract Value in such Variable Funding Option bears to the total Contract Value in all Variable Funding Options. The adjustment will never be less than zero.

If you exercise the Guaranteed Principal Option, the GMWB for Life rider will terminate on the date the adjustment is added to your Contract Value.

Only Purchase Payments credited within 120 days after you purchase the GMWB for Life rider are taken into consideration in determining the amount paid under the Guaranteed Principal Option. If you anticipate making Purchase Payments after the 120-day period, you should understand that such payments will not increase the amount paid under the Guaranteed Principal Option. However, Purchase Payments credited after 120 days are added to your Contract Value and will impact whether or not any benefit is due. Therefore, GMWB for Life may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the GMWB for Life rider for this feature.

REQUIRED ALLOCATION OF YOUR CONTRACT VALUE AND PREMIUM PAYMENTS. If you elect the GMWB for Life rider, you will be required to invest in a limited number of specific Variable Funding Options, and you will be foreclosed from investing in all the other Variable Funding Options that would otherwise be available to you whether the rider is in effect. In addition, you may not allocate any portion of your Contract Value or Premium Payments to the Fixed Account.

You will be required to allocate 100% of your Contract Value or Purchase Payments to one or more of the following Variable Funding Options. Some of these Variable Funding Options invest in mutual funds that invest in other mutual funds, also known as "funds of funds." Please see the section in this prospectus entitled "Variable Funding Options" for a description of the investment objectives of these Variable Funding Options, as well as the section entitled "Fee Table" for the charges associated with these Variable Funding Options.

                       PERMITTED VARIABLE FUNDING OPTIONS
                  --------------------------------------------


                     LEGG MASON PARTNERS VARIABLE EQUITY
                     TRUST -- CLASS II
                       Legg Mason Partners Variable Capital
                       and Income   Portfolio
                     METROPOLITAN SERIES FUND, INC.
                       BlackRock Money Market
                       Portfolio -- Class A
                       MFS(R) Total Return
                       Portfolio -- Class B
                     PIONEER VARIABLE CONTRACTS
                     TRUST -- CLASS II
                       Pioneer America Income VCT Portfolio
                       Pioneer Global High Yield VCT
                       Portfolio
                       Pioneer High Yield VCT Portfolio
                       Pioneer Ibbotson Growth Allocation
                       VCT
                         Portfolio
                       Pioneer Ibbotson Moderate Allocation
                       VCT
                         Portfolio
                       Pioneer Strategic Income VCT
                       Portfolio



We will reject any request by you to transfer Contract Value or allocate Purchase Payments to a Variable Funding Option other than the permitted Variable Funding Options listed above. You will be required to re-submit your request to comply with the above restrictions. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it violated the above restrictions.

We may make additions to or deletions from the list of permitted Variable Funding Options.

GMWB FOR LIFE CHARGE. The charge for your GMWB for Life rider depends on whether you purchase the Single Life Option or the Joint Life Option. The charge is deducted daily from amounts held in each Variable Funding Option. The current charge, on an annual basis, is shown below. Your current charge may increase when your RBB automatically resets, unless you notify us not to reset your RBB (see "Reset" above). The charge may increase to the charge applicable to current Contract purchasers at the time of reset, but it will never exceed 1.50%.


-----------------------------------------------------------------------------------------
                                                                           CURRENT CHARGE
-----------------------------------------------------------------------------------------
GMWB for Life (Single Life Option)                                              0.65%
-----------------------------------------------------------------------------------------
GMWB for Life (Joint Life Option)                                               0.80%
-----------------------------------------------------------------------------------------


ANNUAL WITHDRAWAL BENEFIT ("AWB"). If your circumstances change, you may wish to take guaranteed withdrawals even though you have not yet reached the minimum age to be eligible for lifetime payments under LWB. In this case, you can take an "Annual Withdrawal Benefit" or "AWB" which allows you to withdraw an amount each year until your RBB is depleted. AWB payments are not guaranteed for life.

The level of your AWB is determined in the same manner as the level of your LWB as described in the above section entitled "Lifetime Withdrawal Benefit ("LWB")", except that there is no minimum age to be eligible to receive AWB payments. Additional Premium Payments affect your AWB in the same manner as they do the LWB as described in the "Additional Premium Payments" section above. The reset of your RBB will affect your AWB in the same manner as it affects the LWB as described in the "Reset" section above.

Withdrawals affect your AWB in the same manner as your LWB as described in the "Withdrawals" section above, with the following exception. If you begin taking AWB withdrawals before you reach the minimum age to qualify for payments under LWB, when you reach the minimum age any withdrawals in excess of your LWB amount will subject your LWB and RBB to a partial withdrawal reduction, even if your withdrawal does not exceed your AWB. This could serve to decrease the amount of your future monthly payments under LWB, and the length of the time period during which you may continue to take payments under AWB.

SHOULD I TAKE WITHDRAWALS UNDER LWB OR AWB? The GMWB for Life rider works best, and is designed, for the Contract Owner who can wait until the minimum age is attained to qualify for LWB payments. If you take your first withdrawal after you have reached the minimum age to qualify for LWB payments, payments under AWB or LWB are equal and the same. However, if you take your first withdrawal before you have reached the minimum age to qualify for LWB payments, the AWB or LWB payments available to you when you reach the minimum age may not be equal.

AWB is designed for the Contract Owner who has undergone a change in circumstances and wants to take withdrawals before reaching the minimum age to qualify for LWB payments.

If you choose to take AWB payments before you qualify for LWB payments, you should consider that the charges for the GMWB for Life rider are designed to support LWB payments for life, and that you may be paying a higher charge without receiving the full benefit.

IF YOU CONTINUE TO MAKE WITHDRAWALS IN EXCESS OF THE LWB ONCE THE MINIMUM AGE TO QUALIFY FOR LWB HAS BEEN REACHED, YOU MAY EVENTUALLY LOSE ANY BENEFIT UNDER LWB.

Whether you choose to access your money using the LWB, AWB, or Guaranteed Principal Option depends on your individual financial circumstances and the performance of your Contract. You should consult with your financial adviser to determine which method is best for you.

TAX-QUALIFIED DISTRIBUTION PROGRAMS. Subject to certain limitations and restrictions, your LWB and AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, but will not affect the LWB or AWB. The following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     1) distributions relating to this Contract intended to satisfy the required minimum distribution rules under Internal Revenue Code of 1986, as amended, ("Code"), Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code
          Section 403(b)), an individual retirement annuity (Code Section 408(b)), or an eligible deferred compensation plan (Code Section 457(b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate, or as otherwise required to be calculated under the Code and the regulations thereunder;

     2) distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life, or over a period no longer than the remaining life expectancy, of a designated beneficiary relating to this Contract;

     3) distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of such participant and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710, or as subsequently determined under the tax law (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program) relating to this Contract; or

     4) distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice

          2004-15, page 526, or as subsequently determined under the tax law (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program) relating to this Contract.

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB for Life rider, however your RBB, LWB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB for Life Anniversary, and you may only make the change during the 30-day period after your GMWB for Life Anniversary. At the time you purchase GMWB for Life, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB for Life Anniversary.

You are advised to take your required distributions prior to purchasing GMWB for Life in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB for Life, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

ANY WITHDRAWALS OUTSIDE THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB for Life (a "GMWB for Life Year"). If during any GMWB for Life Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB for Life rider, however for the remainder of the GMWB for Life Year your RBB, LWB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

DISTRIBUTIONS UNDER THE TAX-QUALIFIED DISTRIBUTION PROGRAM WILL BE DETERMINED AS IF YOUR CONTRACT UNDER WHICH YOUR GMWB FOR LIFE RIDER WAS ISSUED WERE THE ONLY CONTRACT SUBJECT TO THE ABOVE TAX RULES.

TERMINATION Once you purchase the GMWB for Life rider, you cannot cancel it. However, the rider will automatically terminate when:

     -    you make a full withdrawal of your Contract Value;

     -    you apply all of your Contract Value to an Annuity Option;

     - the Contract Owner dies and a death benefit under your Contract becomes payable, unless the Contract is continued by the beneficiary;

     - the Annuitant dies and the Annuitant is not the person whose life is used to determine guaranteed payments;

     - you transfer ownership of your Contract, or change the spousal beneficiary under the Joint Life Option;

     -    you opt to take the Guaranteed Principal Option; or

     -    you terminate your Contract.

Charges for the rider cease upon termination.

OTHER INFORMATION You should also consider the following before you purchase the GMWB for Life rider:

     - The charge for the GMWB for Life rider continues for the life of the rider, even if you never need nor exercise the guarantees under the rider.

     - Withdrawals that are greater than your LWB or AWB will erode your guarantee by serving to more rapidly deplete your RBB.

     - The GMWB for Life rider is not transferable; if you transfer ownership of your Contract, or change the spousal beneficiary under the Joint Life Option, the rider terminates automatically.

     - If you only plan to take AWB, or take the Guaranteed Principal Option, you should consider the higher cost of the GMWB for Life rider which is designed to support payments for life under LWB.

     - If you continue to take AWB once eligible for LWB, you may eventually lose any benefit under LWB.

EFFECT ON THE DEATH BENEFIT The GMWB for Life rider terminates when a death benefit under your Contract becomes payable, except in certain circumstances when the beneficiary may continue the Contract along with the GMWB for Life rider (see "Contract Continuation by Beneficiary" and "Contract Value Reduces to Zero" below).

However, if your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, your Adjusted Purchase Payment will not be calculated as described in the "Death Benefit" section, but instead will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

If the Annuitant dies before the Contract Owner(s), then the GMWB for Life rider will terminate and the beneficiary cannot continue the rider.

Under the Joint Life Option, if the spousal beneficiary predeceases the Contract Owner, the rider continues and no death benefit is paid out; the Contract Owner may then name a new beneficiary for the purposes of the death benefit provisions under the Contract, but not for purposes of the GMWB for Life rider.

Notwithstanding anything in the GMWB for Life rider to the contrary:

     a) In order to comply with section 72(s) of the Code, if the GMWB for Life rider is purchased with respect to a non-qualified annuity contract, any death benefit paid out under the terms of the GMWB for Life rider to a non-spousal Beneficiary upon the death of the owner (or to a payee other than the spouse of the Annuitant on the death of the Annuitant, where the Contract is owned by a non-natural person) (including payments made under the "Contract Continuation by the Beneficiary" provision, "Contract Value Reset to Zero" provision, and any other payments of the AWB and RBB otherwise made after a death) will be paid out in non-increasing annual installments over a period no longer than the remaining single life expectancy of the Beneficiary under the appropriate IRS life expectancy table under Code Section 72 and the regulation thereunder or as otherwise provided under the tax law for non-qualified annuities and under Code Section 72(s). Such payments must begin within 12 months of the date of death in all cases.

     b) Where the Beneficiary or other payee under paragraph (a) is not a natural person, such period may not extend beyond the fifth anniversary of the date of the death.

     c) If the GMWB for Life rider is issued under a Qualified Contract and the death occurs on or after the Required Beginning Date of distributions to the participant under Code Section 401(a)(9), the period for the payments described in paragraph (a) above may not exceed the longer of: (i) the Beneficiary's or other payee's remaining life expectancy or (ii) the deceased Annuitant's remaining life expectancy in the year of his or her death, reduced by one for each calendar year thereafter.

     d) Where under other sections of the GMWB for Life rider, any payment described in this section ("Effect on Death Benefits") is payable over a shorter period of time, required to begin at an earlier date, or would otherwise be paid more rapidly than under this section ("Effect on Death Benefit"), then such payment will be made under the terms of such other provision.

If annual payments must exceed the AWB in order to comply with these requirements, then these payments will not result in a Partial Withdrawal Reduction to the RBB and AWB as described in the RBB and AWB sections of the GMWB for Life rider. Each withdrawal will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

You should consult with your tax advisor prior to purchasing a variable annuity contract and optional rider, such as the GMWB for Life rider.

CONTRACT CONTINUATION BY THE BENEFICIARY. Under the Joint Life Option, if the spousal beneficiary elects to continue the Contract instead of receiving the death benefit, the GMWB for Life rider will also continue for the benefit of the spouse. Upon the death of the spouse, the LWB will terminate. However, if there are any remaining AWB payments, such payments may be continued by a surviving beneficiary instead of receiving a death benefit. In such case payments will be made annually on the next rider anniversary, no further resets will be made of the RBB, and the RBB will be reduced by the amount of each payment. Upon the death of such beneficiary, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

Under the Single Life Option, the LWB terminates when a death benefit becomes payable under the Contract, regardless of whether the Contract is continued by a beneficiary. If a non-spousal beneficiary continues the Contract, even under the Joint Life Option, the LWB terminates. However, if there are any remaining AWB payments, such payments may also be continued by a surviving beneficiary as described in the preceding paragraph.

Payments made under the Continuation by the Beneficiary provision of the GMWB for Life rider will be adjusted to the extent required so that upon the death of the owner (or upon the death of the Annuitant where the owner is not a natural person), the RBB is paid out at regular intervals in non-increasing annual payments over a period no longer than permitted under Code Section 72(s) in the case of a rider made a part of a non-qualified Contract.

For riders issued under a Qualified Contract, the payments under the Continuation by the Beneficiary provision of the GMWB for Life rider must be paid out at regular intervals in non-increasing annual payments made over a period no longer than that permitted under Code Section 401(a)(9) and the regulations thereunder.

Payments to the Beneficiary or to the owner's estate on the death of the owner, or payments to the Beneficiary's estate (or to the successor beneficiary) in the case of the Beneficiary's death must be made beginning within twelve months of such death in each case and will be made at least as rapidly as under the payment method, if any, being used at the time of the death.

CONTRACT VALUE REDUCES TO ZERO. If your Contract Value reduces to zero for reasons other than you making 1) a withdrawal that exceeds your AWB or LWB or 2) a full withdrawal of your Contract Value, and the minimum age has already been reached to be eligible to receive LWB payments, then we will automatically begin paying you annual payments equal to the LWB as long as you (or you or your spouse under the Joint Life Option) are alive unless you elect to receive annual payments equal to the AWB as set forth below. Payments will be made once a year on each rider effective date anniversary starting with the next anniversary. Each payment will reduce the RBB by the amount of the payment. Alternatively, you have the option to elect in writing to instead receive annual payments equal to the current AWB, as of the date your written election is received in good order at our Home Office, until the RBB is depleted. Upon such election, we will begin paying you the AWB starting on the next rider effective date anniversary following the date your written election is received in good order in our Home Office.

If the minimum age to be eligible for LWB payments has not yet been reached, and the RBB is greater than zero, we will automatically begin paying you annual payments equal to the AWB until the RBB is depleted. All other rights under your Contract cease, we will no longer accept subsequent Purchase Payments and no future resets will be allowed. All other optional endorsements are terminated without value.

Upon your death (or your or your spouse's death under the Joint Life Option), your Beneficiary(s) will receive the following:

     1) Under the Single Life Option, the LWB will be set to $0.00 and the beneficiary(s) will receive annual payments equal to the current AWB until the RBB is depleted. No other death benefit or Enhanced Stepped-Up Provision (if any) will be paid if the RBB is already equal to zero upon the owner's death. The death benefit under the Contract is cancelled. Upon the beneficiary's death, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

     2) Under the Joint Life Option, the terms of the rider continue and we will continue to your spouse annual payments equal to either the LWB or AWB according to your election prior to your death and the terms described above. The death benefit under the Contract is cancelled. Upon the spouse's death, the LWB will be set to $0.00 and the spousal beneficiary's estate or Beneficiary, as applicable, will receive annual payments equal to the current AWB until the RBB is depleted. Upon that beneficiary's death, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

     3) Payments made under the "Contract value reduces to Zero" provision of the GMWB for Life rider will be adjusted to the extent required so that upon the death of the owner, the RBB is paid out at regular intervals in non-increasing annual payments over a period no longer than permitted under Code Section 72(s) in the case of a rider made a part of a non-qualified Contract.

     4) For riders issued under a Contract that is issued to an Individual Retirement Account under Code Section 408(a), an Individual Retirement Annuity under Code Section 408(b), a Roth IRA annuity under Code
          Section 408A, a SIMPLE IRA annuity under Code Section 408(p) or any other annuity under an employer's retirement plan that is subject to the required minimum distribution rules under Code Section 401(a)(9), including the after-death distribution rules under Code Section 401(a)(9)(B) ("Qualified Contracts"), The payments under this provision of the GMWB for Life rider will be adjusted as required to be paid out in a non-increasing annual payments over a period no longer than permitted under Code Section 401(a)(9).

Payments to the Beneficiary (or to the owner's estate on the death of the owner), or payments to the successor beneficiary (or to the Beneficiary's estate) in the case of the Beneficiary's death must be made beginning within twelve months of such death in each case and will be made at least as rapidly as under the payment method, if any, being used at the time of the death.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.

     - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE


--------------------------------------------------------------------------------------------------------------------
                           INCREASING CONTRACT VALUE                           DECLINING CONTRACT VALUE
--------------------------------------------------------------------------------------------------------------------
                                      BASE                                               BASE
                   CONTRACT       CALCULATION                         CONTRACT       CALCULATION
                    VALUE            AMOUNT        BENEFIT BASE        VALUE            AMOUNT        BENEFIT BASE
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $100,000         $100,000      Not Applicable      $100,000         $100,000      Not Applicable
--------------------------------------------------------------------------------------------------------------------
VALUE AS OF
RIDER
MATURITY DATE      $110,000         $100,000         $100,000         $90,000          $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
AMOUNT
APPLIED TO
CONTRACT
VALUE DUE TO
GMAB RIDER                           $0(1)                                           $105,000(2)
--------------------------------------------------------------------------------------------------------------------


(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.
(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT


--------------------------------------------------------------------------------------------------------------------
                  ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS       ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
--------------------------------------------------------------------------------------------------------------------
                                                       BASE                                               BASE
                   CONTRACT         PURCHASE       CALCULATION        CONTRACT         PURCHASE       CALCULATION
                    VALUE           PAYMENT           AMOUNT           VALUE           PAYMENT           AMOUNT
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $100,000         $100,000         $100,000         $100,000         $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE
PAYMENT            $110,000      Not Applicable      $100,000         $110,000      Not Applicable      $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE
PAYMENT            $120,000         $10,000          $110,000         $120,000         $10,000          $100,000
--------------------------------------------------------------------------------------------------------------------


The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT


----------------------------------------------------------------------------------------------------------------------------
                                                    ASSUMING INCREASING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $100,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL           $110,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
FOLLOWING
PARTIAL
WITHDRAWAL           $100,000               $90,909               $10,000             [100,000 x              $10,000
                                                                                    10,000/110,000]
                                                                                        $9,091
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                     ASSUMING DECLINING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $100,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL            $90,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
FOLLOWING
PARTIAL
WITHDRAWAL            $80,000               $88,889               $10,000             [100,000 x              $11,111
                                                                                    10,000/90,000]
                                                                                        $11,111
----------------------------------------------------------------------------------------------------------------------------


INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

     - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

     - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

     - If you make an additional Purchase Payment, you can only allocate up to 80% of the Purchase Payment to Subaccounts that we classify as Class A.

     - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payment to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently classified as Class B Subaccounts. All remaining Subaccounts offered under the Contract are classified as Class A Subaccounts.

                              CLASS B SUBACCOUNTS/
                                UNDERLYING FUNDS
                  --------------------------------------------


                     METROPOLITAN SERIES FUND, INC.
                       BlackRock Money Market Portfolio
                       MFS(R) Total Return Portfolio
                     PIONEER VARIABLE CONTRACTS
                     TRUST -- Class II
                       Pioneer America Income VCT Portfolio
                       Pioneer Global High Yield VCT
                       Portfolio
                       Pioneer Ibbotson Growth Allocation
                       VCT Portfolio
                       Pioneer Ibbotson Moderate Allocation
                       VCT
                         Portfolio
                       Pioneer Strategic Income VCT
                       Portfolio

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

          Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

          Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

     - Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

     - If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

     - Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

     - If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments assured; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts and the Annuitant's 70th birthday of Qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Please be aware that once the Contract is annuitized, you are ineligible to receive the death benefit you have selected, and any living benefit is terminated.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

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ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See "Annuity Options.")

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue +-to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected. (See, "Variable Liquidity Benefit.)

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Please note that Option 5 may not satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

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RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay you the Contract Value. Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA or other Qualified Contract.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding

Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

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MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen ") and MetLife of CT Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"), respectively. References to "Separate Account" refer either to Separate Account Thirteen or Separate Account Fourteen, depending on the issuer of your Contract. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims-paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and/or to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

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The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

You are responsible for determining whether your purchase of a Contract withdrawals, income payments and any other transaction under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%). The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. Please consult your own tax advisor.

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance policy, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension or retirement savings plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs (including Roth IRAs), tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate-sponsored pension, retirement savings, and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

The Contract has been submitted to the IRS for review and is awaiting approval as to form as a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Enhanced Death Benefit, as well as all living benefits such as GMAB and GMWB) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), OR 408A AND IRA
OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 in 2007 and $5,000 in 2008, and it may indexed for inflation in years after 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.

TSAS (ERISA AND NON-ERISA)

GENERAL. TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS. If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     - Relates to Purchase Payments made prior to 1989 (and pre-1989 earnings on those Purchase Payments);

     - Is directly transferred to another permissible investment under sec.403(b) arrangements;

     -    Relates to amounts that are not salary reduction elective deferrals;

     - Occurs after you die, leave your job or become disabled (as defined by the Code); or

     - Is for financial hardship (but only to the extent of Purchase Payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).

     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

     7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death, disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS. If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    a non-taxable return of your Purchase Payment; or

     -    a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See "Penalty Tax for Premature Distributions" below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received under that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that certain benefits or the charges for certain benefits such as guaranteed death benefits (including the Roll-Up Death Benefit) and certain living benefits (e.g. Guaranteed Minimum Withdrawal Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these earnings and benefits as an intrinsic part of the Contract and do not report them as taxable income until distributions are actually made. However, it is possible that this may change if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under 59 1/2.

GUARANTEED MINIMUM WITHDRAWAL BENEFITS

If you have purchased the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Minimum Withdrawal Benefit for Life, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Company intends to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Minimum Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Contract Value goes to zero, and the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Lifetime Withdrawal Benefit is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

The Company reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates MetLife Securities, Inc., Walnut Street Securities, New England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).......................................  2006        1.211            1.265            7,513
                                                     2005        1.132            1.211            7,311
                                                     2004        1.080            1.132            3,111
                                                     2003        1.000            1.080               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series
  II) (12/03)......................................  2006        1.264            1.382           48,065
                                                     2005        1.196            1.264           85,591
                                                     2004        1.069            1.196           15,835
                                                     2003        1.000            1.069               --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)......................  2006        1.214            1.401           83,831
                                                     2005        1.192            1.214           89,631
                                                     2004        1.090            1.192           70,039
                                                     2003        1.000            1.090               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).....................  2006        1.226            1.313           47,601
                                                     2005        1.188            1.226           46,744
                                                     2004        1.082            1.188           24,145
                                                     2003        1.000            1.082               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03).................................  2006        1.412            1.689           80,926
                                                     2005        1.301            1.412           89,892
                                                     2004        1.114            1.301           49,294
                                                     2003        1.000            1.114               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)......  2006        1.037            1.204               --
                                                     2005        0.951            1.037               --

  LMPVPI Total Return Subaccount (Class II)
  (6/03)...........................................  2006        1.151            1.273            9,022
                                                     2005        1.135            1.151            9,022
                                                     2004        1.062            1.135            9,357
                                                     2003        1.000            1.062               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03)...........................................  2006        1.248            1.362           19,791
                                                     2005        1.155            1.248           19,324
                                                     2004        1.078            1.155           14,090
                                                     2003        1.000            1.078               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70).................................  2006        1.000            1.009            3,034

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.039               --

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (1/70)........................................  2006        1.000            1.052          241,077

Money Market Portfolio
  Money Market Subaccount (8/03)...................  2006        1.006            1.015               --
                                                     2005        0.993            1.006               --
                                                     2004        0.998            0.993           17,295
                                                     2003        1.000            0.998               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)..........................  2006        1.182            1.236               --
                                                     2005        1.144            1.182            9,572
                                                     2004        1.090            1.144           10,010
                                                     2003        1.000            1.090               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03).........................  2006        1.521            1.656               --
                                                     2005        1.354            1.521          128,778
                                                     2004        1.156            1.354           60,486
                                                     2003        1.000            1.156               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)..........................................  2006        1.025            1.042            6,583
                                                     2005        1.023            1.025            6,583
                                                     2004        1.008            1.023            2,195
                                                     2003        1.000            1.008               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04)...........................................  2006        0.999            1.125               --
                                                     2005        1.002            0.999           11,625
                                                     2004        0.994            1.002            8,579

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)..........................................  2006        1.108            1.180               --
                                                     2005        1.085            1.108           30,806
                                                     2004        1.053            1.085          134,453
                                                     2003        1.000            1.053               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05)...........................................  2006        1.086            1.254           62,497
                                                     2005        1.020            1.086              835

  Pioneer Emerging Markets VCT Subaccount (Class
  II) (11/03)......................................  2006        1.906            2.544           15,731
                                                     2005        1.406            1.906           13,806
                                                     2004        1.202            1.406            9,129
                                                     2003        1.000            1.202               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.299            1.563           90,567
                                                     2005        1.249            1.299           98,631
                                                     2004        1.093            1.249           61,277
                                                     2003        1.000            1.093               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).......................................  2006        1.065            1.252               --
                                                     2005        1.000            1.065               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)..  2006        1.456            1.851               --
                                                     2005        1.371            1.456           16,304
                                                     2004        1.177            1.371           16,467
                                                     2003        1.000            1.177               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)....  2006        1.247            1.430          186,270
                                                     2005        1.195            1.247          150,502
                                                     2004        1.094            1.195           32,526
                                                     2003        1.000            1.094               --

  Pioneer Global High Yield VCT Subaccount (Class
  II) (7/05).......................................  2006        1.041            1.149               --
                                                     2005        1.027            1.041               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)..........................................  2006        1.112            1.194           20,634
                                                     2005        1.094            1.112           19,473
                                                     2004        1.044            1.094               --
                                                     2003        1.000            1.044               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.134            1.209           44,174
                                                     2005        1.132            1.134           86,595
                                                     2004        1.066            1.132           40,999
                                                     2003        1.000            1.066               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).....................  2006        1.085            1.224               --
                                                     2005        1.015            1.085               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)................................  2006        1.066            1.183               --
                                                     2005        0.991            1.066               --

  Pioneer Ibbotson Moderate Allocation VCT
  Subaccount (Class II) (4/05).....................  2006        1.051            1.145           55,167
                                                     2005        0.976            1.051           24,040

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).......................................  2006        1.526            1.843           34,898
                                                     2005        1.345            1.526           22,250
                                                     2004        1.153            1.345            2,269
                                                     2003        1.000            1.153               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.439            1.591           98,488
                                                     2005        1.357            1.439          130,153
                                                     2004        1.131            1.357           39,092
                                                     2003        1.000            1.131               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)................................  2006        1.168            1.183          311,382
                                                     2005        1.096            1.168          243,595
                                                     2004        1.023            1.096           96,995

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).......................................  2006        1.663            2.236            9,576
                                                     2005        1.470            1.663           24,728
                                                     2004        1.102            1.470            8,334
                                                     2003        1.000            1.102               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)................................  2006        1.107            1.176           55,114
                                                     2005        1.074            1.107           53,684
                                                     2004        1.050            1.074            8,266

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.423            1.600           23,254
                                                     2005        1.300            1.423           23,195
                                                     2004        1.101            1.300           19,409
                                                     2003        1.000            1.101               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.186            1.260               --
                                                     2005        1.185            1.186               --
                                                     2004        1.062            1.185               --
                                                     2003        1.000            1.062               --

  Pioneer Strategic Income VCT Subaccount (Class
  II) (9/03).......................................  2006        1.155            1.209          136,220
                                                     2005        1.144            1.155           95,062
                                                     2004        1.056            1.144           15,869
                                                     2003        1.000            1.056               --

  Pioneer Value VCT Subaccount (Class II) (12/03)..  2006        1.242            1.408           23,826
                                                     2005        1.205            1.242           25,021
                                                     2004        1.098            1.205            8,757
                                                     2003        1.000            1.098               --




                         SEPARATE ACCOUNT CHARGES 2.75%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).......................................  2006        1.000            0.987             --

  AIM V.I. Mid Cap Core Equity Subaccount (Series
  II) (12/03)......................................  2006        1.000            1.037             --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)......................  2006        1.000            1.108             --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).....................  2006        1.000            0.995             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03).................................  2006        1.000            1.135             --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)......  2006        1.000            1.103             --

  LMPVPI Total Return Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.069             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03)...........................................  2006        1.000            1.025             --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70).................................  2006        1.000            1.000             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.019             --

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (1/70)........................................  2006        1.000            1.044             --

Money Market Portfolio
  Money Market Subaccount (8/03)...................  2006        1.000            1.004             --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)..........................  2006        1.000            1.005             --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03).........................  2006        1.000            1.034             --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)..........................................  2006        1.000            1.006             --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04)...........................................  2006        1.000            1.085             --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)..........................................  2006        1.000            1.031             --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05)...........................................  2006        1.000            1.101             --

  Pioneer Emerging Markets VCT Subaccount (Class
  II) (11/03)......................................  2006        1.000            1.182             --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.000            1.152             --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).......................................  2006        1.000            1.108             --

  Pioneer Europe VCT Subaccount (Class II) (9/03)..  2006        1.000            1.191             --

  Pioneer Fund VCT Subaccount (Class II) (9/03)....  2006        1.000            1.101             --

  Pioneer Global High Yield VCT Subaccount (Class
  II) (7/05).......................................  2006        1.000            1.075             --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)..........................................  2006        1.000            1.055             --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.000            1.045             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).....................  2006        1.000            1.071             --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)................................  2006        1.000            1.061             --

  Pioneer Ibbotson Moderate Allocation VCT
  Subaccount (Class II) (4/05).....................  2006        1.000            1.050             --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).......................................  2006        1.000            1.123             --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.000            1.065             --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)................................  2006        1.000            0.984             --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).......................................  2006        1.000            1.246             --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)................................  2006        1.000            1.005             --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.000            1.036             --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            0.986             --

  Pioneer Strategic Income VCT Subaccount (Class
  II) (9/03).......................................  2006        1.000            1.029             --

  Pioneer Value VCT Subaccount (Class II) (12/03)..  2006        1.000            1.082             --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Capital Appreciation Fund/VA was replaced by Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Global Securities Fund/VA was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/24/2006, Pioneer Variable Contracts Trust-Pioneer Small Company VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer AmPac Growth VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Oak Ridge Large Cap Growth VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Balanced VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Ibbotson Moderate Allocation VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Europe VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer International Value VCT Portfolio and is no longer available as a funding option.

                                   APPENDIX B

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

         METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (6/03).......................................  2006        1.211            1.265          156,984
                                                     2005        1.132            1.211          159,202
                                                     2004        1.080            1.132          120,083
                                                     2003        1.000            1.080               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series
  II) (6/03).......................................  2006        1.264            1.382           43,911
                                                     2005        1.196            1.264           42,936
                                                     2004        1.069            1.196           35,176
                                                     2003        1.000            1.069               --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)......................  2006        1.214            1.401          152,828
                                                     2005        1.192            1.214          159,956
                                                     2004        1.090            1.192          154,714
                                                     2003        1.000            1.090               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (6/03)......................  2006        1.226            1.313          128,731
                                                     2005        1.188            1.226          130,992
                                                     2004        1.082            1.188           99,721
                                                     2003        1.000            1.082               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (6/03).................................  2006        1.412            1.689          161,633
                                                     2005        1.301            1.412          184,526
                                                     2004        1.114            1.301          129,147
                                                     2003        1.000            1.114               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (11/05).....  2006        1.037            1.204               --
                                                     2005        1.018            1.037               --

  LMPVPI Total Return Subaccount (Class II)
  (6/03)...........................................  2006        1.151            1.273            1,038
                                                     2005        1.135            1.151            1,015
                                                     2004        1.062            1.135              971
                                                     2003        1.000            1.062               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (7/03)...........................................  2006        1.248            1.362          116,647
                                                     2005        1.155            1.248          119,967
                                                     2004        1.078            1.155           81,090
                                                     2003        1.000            1.078               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70).................................  2006        1.000            1.009           58,168

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.039           35,478

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (1/70)........................................  2006        1.000            1.052           51,157

Money Market Portfolio
  Money Market Subaccount (6/03)...................  2006        1.006            1.015               --
                                                     2005        0.993            1.006           34,035
                                                     2004        0.998            0.993           30,405
                                                     2003        1.000            0.998               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)..........................  2006        1.182            1.236               --
                                                     2005        1.144            1.182           46,272
                                                     2004        1.090            1.144           37,628
                                                     2003        1.000            1.090               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)..........................  2006        1.521            1.656               --
                                                     2005        1.354            1.521           33,070
                                                     2004        1.156            1.354           33,598
                                                     2003        1.000            1.156               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (7/03)...........................................  2006        1.025            1.042          213,116
                                                     2005        1.023            1.025          215,610
                                                     2004        1.008            1.023          215,877
                                                     2003        1.000            1.008               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (4/04)...........................................  2006        0.999            1.125               --
                                                     2005        1.002            0.999               --
                                                     2004        1.027            1.002               --

  Pioneer Balanced VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.108            1.180               --
                                                     2005        1.085            1.108          293,225
                                                     2004        1.053            1.085          293,506
                                                     2003        1.000            1.053               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05)...........................................  2006        1.086            1.254           16,914
                                                     2005        1.006            1.086           12,608

  Pioneer Emerging Markets VCT Subaccount (Class
  II) (6/03).......................................  2006        1.906            2.544          101,284
                                                     2005        1.406            1.906          122,512
                                                     2004        1.202            1.406           97,075
                                                     2003        1.000            1.202               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.299            1.563          178,661
                                                     2005        1.249            1.299          187,245
                                                     2004        1.093            1.249          166,783
                                                     2003        1.000            1.093               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).......................................  2006        1.065            1.252               --
                                                     2005        1.000            1.065               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)..  2006        1.456            1.851               --
                                                     2005        1.371            1.456               --
                                                     2004        1.177            1.371               --
                                                     2003        1.000            1.177               --

  Pioneer Fund VCT Subaccount (Class II) (6/03)....  2006        1.247            1.430          306,604
                                                     2005        1.195            1.247          334,539
                                                     2004        1.094            1.195          209,976
                                                     2003        1.000            1.094               --

  Pioneer Global High Yield VCT Subaccount (Class
  II) (9/05).......................................  2006        1.041            1.149               --
                                                     2005        1.035            1.041               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (7/03)...........................................  2006        1.112            1.194           67,573
                                                     2005        1.094            1.112           64,716
                                                     2004        1.044            1.094           57,516
                                                     2003        1.000            1.044               --

  Pioneer High Yield VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.134            1.209          158,768
                                                     2005        1.132            1.134          163,155
                                                     2004        1.066            1.132           83,301
                                                     2003        1.000            1.066               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (3/05).....................  2006        1.085            1.224               --
                                                     2005        0.987            1.085               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (7/05)................................  2006        1.066            1.183               --
                                                     2005        1.019            1.066               --

  Pioneer Ibbotson Moderate Allocation VCT
  Subaccount (Class II) (4/05).....................  2006        1.051            1.145          297,075
                                                     2005        0.999            1.051               --

  Pioneer International Value VCT Subaccount (Class
  II) (7/03).......................................  2006        1.526            1.843           16,617
                                                     2005        1.345            1.526           17,832
                                                     2004        1.153            1.345           11,032
                                                     2003        1.000            1.153               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.439            1.591          104,629
                                                     2005        1.357            1.439          105,882
                                                     2004        1.131            1.357           92,801
                                                     2003        1.000            1.131               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (4/04)................................  2006        1.168            1.183          150,726
                                                     2005        1.096            1.168          151,766
                                                     2004        1.039            1.096           55,611

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).......................................  2006        1.663            2.236            5,161
                                                     2005        1.470            1.663            5,103
                                                     2004        1.102            1.470            4,831
                                                     2003        1.000            1.102               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (3/04)................................  2006        1.107            1.176          140,783
                                                     2005        1.074            1.107          151,119
                                                     2004        0.990            1.074           56,059

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (8/03)...........................................  2006        1.423            1.600           42,446
                                                     2005        1.300            1.423           42,418
                                                     2004        1.101            1.300           35,210
                                                     2003        1.000            1.101               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.186            1.260               --
                                                     2005        1.185            1.186               --
                                                     2004        1.062            1.185               --
                                                     2003        1.000            1.062               --

  Pioneer Strategic Income VCT Subaccount (Class
  II) (6/03).......................................  2006        1.155            1.209          278,919
                                                     2005        1.144            1.155          276,607
                                                     2004        1.056            1.144          185,891
                                                     2003        1.000            1.056               --

  Pioneer Value VCT Subaccount (Class II) (7/03)...  2006        1.242            1.408          213,535
                                                     2005        1.205            1.242          228,645
                                                     2004        1.098            1.205          160,295
                                                     2003        1.000            1.098               --




                         SEPARATE ACCOUNT CHARGES 2.75%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (6/03).......................................  2006        1.000            0.987             --

  AIM V.I. Mid Cap Core Equity Subaccount (Series
  II) (6/03).......................................  2006        1.000            1.037             --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)......................  2006        1.000            1.108             --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (6/03)......................  2006        1.000            0.995             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (6/03).................................  2006        1.000            1.135             --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (11/05).....  2006        1.000            1.103             --

  LMPVPI Total Return Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.069             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (7/03)...........................................  2006        1.000            1.025             --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70).................................  2006        1.000            1.000             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.019             --

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (1/70)........................................  2006        1.000            1.044             --

Money Market Portfolio
  Money Market Subaccount (6/03)...................  2006        1.000            1.004             --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)..........................  2006        1.000            1.005             --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)..........................  2006        1.000            1.034             --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (7/03)...........................................  2006        1.000            1.006             --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (4/04)...........................................  2006        1.000            1.085             --

  Pioneer Balanced VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.031             --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05)...........................................  2006        1.000            1.101             --

  Pioneer Emerging Markets VCT Subaccount (Class
  II) (6/03).......................................  2006        1.000            1.182             --

  Pioneer Equity Income VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.152             --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).......................................  2006        1.000            1.108             --

  Pioneer Europe VCT Subaccount (Class II) (9/03)..  2006        1.000            1.191             --

  Pioneer Fund VCT Subaccount (Class II) (6/03)....  2006        1.000            1.101             --

  Pioneer Global High Yield VCT Subaccount (Class
  II) (9/05).......................................  2006        1.000            1.075             --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (7/03)...........................................  2006        1.000            1.055             --

  Pioneer High Yield VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.045             --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (3/05).....................  2006        1.000            1.071             --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (7/05)................................  2006        1.000            1.061             --

  Pioneer Ibbotson Moderate Allocation VCT
  Subaccount (Class II) (4/05).....................  2006        1.000            1.050             --

  Pioneer International Value VCT Subaccount (Class
  II) (7/03).......................................  2006        1.000            1.123             --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.065             --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (4/04)................................  2006        1.000            0.984             --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).......................................  2006        1.000            1.246             --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (3/04)................................  2006        1.000            1.005             --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (8/03)...........................................  2006        1.000            1.036             --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            0.986             --

  Pioneer Strategic Income VCT Subaccount (Class
  II) (6/03).......................................  2006        1.000            1.029             --

  Pioneer Value VCT Subaccount (Class II) (7/03)...  2006        1.000            1.082             --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Capital Appreciation Fund/VA was replaced by Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Global Securities Fund/VA was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/24/2006, Pioneer Variable Contracts Trust-Pioneer Small Company VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer AmPac Growth VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Oak Ridge Large Cap Growth VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Balanced VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Ibbotson Moderate Allocation VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Europe VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer International Value VCT Portfolio and is no longer available as a funding option.

                                 APPENDIX C --

                ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

--------------------------------------------------------------------------------




Certain Variable Funding Options have been subject to a merger, substitution or other change. The chart below identifies the former name and the new name for each of these Underlying Funds and where applicable, the former name and the new name of the trust of which the Underlying Fund is part.


UNDERLYING FUND MERGERS/REORGANIZATIONS
The following former Underlying Funds were merged with and into the new Underlying Funds, and/or were reorganized into a new trust.


         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap           Legg Mason Partners Variable Fundamental
     Portfolio -- Class II                          Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV
  INC.
  Legg Mason Partners Variable Total Return      Legg Mason Partners Variable Multiple
     Portfolio -- Class II                          Discipline Portfolio -- Balanced All Cap
                                                    Growth and Value Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
                                               INC.
  Legg Mason Partners Variable Aggressive        Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class II                   Growth Portfolio -- Class II
PIONEER VARIABLE CONTRACTS TRUST               PIONEER VARIABLE CONTRACTS TRUST
  Pioneer AmPac Growth VCT Portfolio -- Class    Pioneer Oak Ridge Large Cap Growth VCT
     II                                             Portfolio -- Class II
PIONEER VARIABLE CONTRACTS TRUST               PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Balanced VCT Portfolio -- Class II     Pioneer Ibbotson Moderate Allocation VCT
                                                    Portfolio -- Class II
PIONEER VARIABLE CONTRACTS TRUST               PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Europe VCT Portfolio -- Class II       Pioneer International Value VCT
                                                    Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Fundamental       Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I                     Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive        Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class II                   Growth Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Multiple          Legg Mason Partners Variable Capital and
     Discipline Portfolio -- Balanced All Cap       Income Portfolio -- Class II
     Growth and Value Portfolio -- Class II


UNDERLYING FUND SUBSTITUTION
The following new Underlying Fund was substituted for the former Underlying
Fund.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


AIM VARIABLE INSURANCE FUNDS                   MET INVESTORS SERIES TRUST
  AIM V.I. Capital Appreciation                  Met/AIM Capital Appreciation
     Fund -- Series II                              Portfolio -- Class E

                                   APPENDIX D

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE CONTRACT IS
                                    ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a)  is Medicare approved as a provider of skilled nursing care services;
          and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

     (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

     (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

     (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

     (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

     (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next valuation date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payment made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your tax adviser regarding the tax impact of any withdrawals taken from your Contract.
                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX F

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-72-73-87, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-72-73-87.

Name: -------------------------------------------------

Address: ----------------------------------------------

CHECK BOX:

[ ] MIC-Book-72-73-87

[ ] MLAC-Book-72-73-87

                            PIONEER ANNUISTAR ANNUITY

                             PORTFOLIO ARCHITECT II
                             PIONEER ANNUISTAR VALUE

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED

                                 APRIL 30, 2007

                                       FOR

         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

                                    ISSUED BY

                    METLIFE INSURANCE COMPANY OF CONNECTICUT

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with the Prospectus dated April 30, 2007. A copy of the Individual Variable Annuity Contract Prospectus may be obtained by writing to MetLife Insurance Company of Connecticut, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS



          THE INSURANCE COMPANY........................................................       2
          PRINCIPAL UNDERWRITER........................................................       2
          DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................       2
          VALUATION OF ASSETS..........................................................       4
          FEDERAL TAX CONSIDERATIONS...................................................       5
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................       9
          CONDENSED FINANCIAL INFORMATION..............................................      10
          FINANCIAL STATEMENTS.........................................................       1

                              THE INSURANCE COMPANY

MetLife Insurance Company of Connecticut (the "Company") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. MetLife of CT Separate Account Thirteen for Variable Annuities (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

                              PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company ("MLIDC")* serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the prospectus (see "Other Information -- Distribution of the Variable Annuity Contracts"). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                            UNDERWRITING COMMISSIONS


                                    UNDERWRITING COMMISSIONS PAID        AMOUNT OF UNDERWRITING
                                      TO THE DISTRIBUTOR BY THE        COMMISSIONS RETAINED BY THE
              YEAR                            COMPANY*                        DISTRIBUTOR*
--------------------------------  --------------------------------  --------------------------------


2006............................            $192,981,365                           $0

2005............................            $135,616,994                           $0

2004............................            $117,306,200                           $0


*Effective as of October 20, 2006, the former principal underwriter for the Separate Account and the Contracts, MLI Distribution LLC, merged with and into MetLife Investors Distribution Company.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2006 ranged from $2,029 to $2,179,850. The amount of commissions paid to selected broker-dealer firms during 2006 ranged from $1,229,012 to $11,402,602. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2006 ranged from $1,231,041 to $13,582,452.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:
Citicorp Investment Services
Citigroup Global Markets Inc. (d/b/a Smith Barney)
DWS Scudder Distributors, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
PFS Investments, Inc. (d/b/a Primerica)
Pioneer Funds Distributor, Inc.
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.

                               VALUATION OF ASSETS

FUNDING OPTIONS. The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

        (a) = investment income plus capital gains and losses (whether realized or unrealized);

        (b)  = any deduction for applicable taxes (presently zero); and

        (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Subaccount for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

        EffectiveYield = ((BaseReturn + 1) to the power of (365 / 7)) - 1

Where:

Base Return = (AUV Change -- Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV -- Prior AUV.

Contract Charge Adjustment = Average AUV * Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee * (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any contribution limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 for calendar year 2007, $5,000 for 2008, and may be indexed for inflation in future years. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $45,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit is $10,500 in 2007 (which may be indexed for inflation for future years). (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan for 2007 is $45,000. The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") is $15,500 in 2007. The annual limit may be indexed for inflation in future years. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($15,500 in 2007).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the close of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

     (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

     (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

     (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

     (d)  the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of MetLife of CT Separate Account Thirteen for Variable Annuities (formerly, TIC Separate Account Thirteen for Variable Annuities) and the consolidated financial statements and financial statement schedules of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a Transfer Agreement entered into on October 11, 2006 between MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 3602-5827.

                            PIONEER ANNUISTAR ANNUITY

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the *mid-range* combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.75%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.364          1.422                --
                                                       2005      1.279          1.364                --
                                                       2004      1.224          1.279                --
                                                       2003      1.000          1.224                --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.462          1.594                --
                                                       2005      1.387          1.462                --
                                                       2004      1.243          1.387                --
                                                       2003      1.000          1.243                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.346          1.549            27,586
                                                       2005      1.324          1.346            29,997
                                                       2004      1.214          1.324            35,918
                                                       2003      1.000          1.214                --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.504          1.606             9,705
                                                       2005      1.460          1.504                --
                                                       2004      1.333          1.460                --
                                                       2003      1.000          1.333                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.685          2.011            29,061
                                                       2005      1.557          1.685            10,361
                                                       2004      1.336          1.557            11,039
                                                       2003      1.000          1.336                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.035          1.199                --
                                                       2005      0.950          1.035                --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.201          1.325                --
                                                       2005      1.187          1.201                --
                                                       2004      1.113          1.187                --
                                                       2003      1.000          1.113                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.445          1.573                --
                                                       2005      1.342          1.445                --
                                                       2004      1.255          1.342                --
                                                       2003      1.000          1.255                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.007            24,653

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.026            17,507

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.051                --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.997          1.005                --
                                                       2005      0.986          0.997            18,645
                                                       2004      0.993          0.986            19,865
                                                       2003      1.000          0.993                --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.330          1.389                --
                                                       2005      1.290          1.330                --
                                                       2004      1.231          1.290                --
                                                       2003      1.000          1.231                --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.848          2.011                --
                                                       2005      1.649          1.848                --
                                                       2004      1.411          1.649                --
                                                       2003      1.000          1.411                --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.007          1.021                --
                                                       2005      1.007          1.007                --
                                                       2004      0.994          1.007                --
                                                       2003      1.000          0.994                --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.994          1.117                --
                                                       2005      1.000          0.994                --
                                                       2004      0.994          1.000                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.161          1.234                --
                                                       2005      1.139          1.161            33,952
                                                       2004      1.109          1.139            36,173
                                                       2003      1.000          1.109                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.084          1.248           147,395
                                                       2005      1.020          1.084            13,651

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      2.378          3.167            47,018
                                                       2005      1.759          2.378             4,460
                                                       2004      1.508          1.759             3,035
                                                       2003      1.000          1.508                --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.423          1.708            78,533
                                                       2005      1.372          1.423            10,312
                                                       2004      1.203          1.372            15,160
                                                       2003      1.000          1.203                --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.063          1.246            19,994
                                                       2005      1.000          1.063                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.577          2.000                --
                                                       2005      1.488          1.577                --
                                                       2004      1.281          1.488                --
                                                       2003      1.000          1.281                --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.374          1.571                --
                                                       2005      1.320          1.374                --
                                                       2004      1.211          1.320                --
                                                       2003      1.000          1.211                --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.039          1.144            20,807
                                                       2005      1.026          1.039            14,368

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.221          1.308                --
                                                       2005      1.204          1.221                --
                                                       2004      1.152          1.204                --
                                                       2003      1.000          1.152                --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.218          1.295             6,461
                                                       2005      1.219          1.218                --
                                                       2004      1.151          1.219                --
                                                       2003      1.000          1.151                --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.083          1.218             6,168
                                                       2005      1.014          1.083             6,195

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.063          1.177         1,451,335
                                                       2005      0.991          1.063         1,365,800

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.049          1.140            34,427
                                                       2005      0.976          1.049                --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.697          2.044                --
                                                       2005      1.499          1.697                --
                                                       2004      1.288          1.499                --
                                                       2003      1.000          1.288                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.673          1.846             7,260
                                                       2005      1.582          1.673                --
                                                       2004      1.322          1.582            13,464
                                                       2003      1.000          1.322                --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.163          1.174            26,159
                                                       2005      1.094          1.163            12,547
                                                       2004      1.022          1.094                --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.891          2.537             3,368
                                                       2005      1.676          1.891                --
                                                       2004      1.259          1.676             9,713
                                                       2003      1.000          1.259                --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.102          1.168                --
                                                       2005      1.072          1.102                --
                                                       2004      1.049          1.072                --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.740          1.952            17,549
                                                       2005      1.594          1.740             8,504
                                                       2004      1.353          1.594            13,226
                                                       2003      1.000          1.353                --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.426          1.514                --
                                                       2005      1.428          1.426                --
                                                       2004      1.284          1.428                --
                                                       2003      1.000          1.284                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.184          1.236                --
                                                       2005      1.175          1.184                --
                                                       2004      1.088          1.175                --
                                                       2003      1.000          1.088                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.340          1.515                --
                                                       2005      1.303          1.340                --
                                                       2004      1.190          1.303                --
                                                       2003      1.000          1.190                --




                         SEPARATE ACCOUNT CHARGES 1.80%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.081          1.126             --
                                                       2005      1.000          1.081             --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.054          1.148             --
                                                       2005      1.000          1.054             --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.018          1.171             --
                                                       2005      1.000          1.018             --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.055          1.127             --
                                                       2005      1.000          1.055             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.076          1.283            924
                                                       2005      1.000          1.076            251

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.035          1.198             --
                                                       2005      0.950          1.035             --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.017          1.121             --
                                                       2005      1.000          1.017             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.091          1.187             --
                                                       2005      1.000          1.091             --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.007             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.040             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.050             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.010          1.019             --
                                                       2005      1.000          1.010             --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.044          1.090             --
                                                       2005      1.000          1.044             --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.147          1.248             --
                                                       2005      1.000          1.147             --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      0.994          1.008             --
                                                       2005      1.000          0.994             --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.993          1.115             --
                                                       2005      1.000          0.993             --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.016          1.079             --
                                                       2005      1.000          1.016             --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.084          1.247             --
                                                       2005      1.019          1.084             --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.297          1.726             --
                                                       2005      1.000          1.297             --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.031          1.236             --
                                                       2005      1.000          1.031             --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.063          1.245             --
                                                       2005      1.000          1.063             --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.041          1.320             --
                                                       2005      1.000          1.041             --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.048          1.198             --
                                                       2005      1.000          1.048             --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.039          1.143             --
                                                       2005      1.026          1.039             --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.023          1.095             --
                                                       2005      1.000          1.023             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      0.996          1.059             --
                                                       2005      1.000          0.996             --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.083          1.217             --
                                                       2005      1.014          1.083             --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.063          1.176             --
                                                       2005      0.991          1.063             --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.048          1.139             --
                                                       2005      0.976          1.048             --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.128          1.359             --
                                                       2005      1.000          1.128             --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.061          1.170             --
                                                       2005      1.000          1.061             --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.098          1.108             --
                                                       2005      1.000          1.098             --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.180          1.582             --
                                                       2005      1.000          1.180             --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.018          1.079             --
                                                       2005      1.000          1.018             --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.108          1.242             --
                                                       2005      1.000          1.108             --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.031          1.094             --
                                                       2005      1.000          1.031             --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.001          1.045             --
                                                       2005      1.000          1.001             --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.027          1.160             --
                                                       2005      1.000          1.027             --

                         SEPARATE ACCOUNT CHARGES 1.95%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.357          1.411           245,854
                                                       2005      1.274          1.357           284,977
                                                       2004      1.222          1.274           231,497
                                                       2003      1.000          1.222                --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.454          1.583           180,281
                                                       2005      1.382          1.454           183,457
                                                       2004      1.241          1.382           108,904
                                                       2003      1.000          1.241                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.339          1.538           917,416
                                                       2005      1.320          1.339           940,154
                                                       2004      1.213          1.320           637,163
                                                       2003      1.000          1.213                --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.496          1.595           181,691
                                                       2005      1.456          1.496           192,772
                                                       2004      1.331          1.456           195,100
                                                       2003      1.000          1.331                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.676          1.996           384,846
                                                       2005      1.551          1.676           258,807
                                                       2004      1.335          1.551           177,969
                                                       2003      1.000          1.335                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.033          1.194                --
                                                       2005      0.950          1.033                --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.194          1.315           416,781
                                                       2005      1.183          1.194           398,222
                                                       2004      1.112          1.183           267,186
                                                       2003      1.000          1.112                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.438          1.562           598,287
                                                       2005      1.337          1.438           656,296
                                                       2004      1.253          1.337           533,462
                                                       2003      1.000          1.253                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.006           257,892

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.019           410,536

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.049           635,885

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.991          0.999                --
                                                       2005      0.982          0.991           555,003
                                                       2004      0.992          0.982         1,188,876
                                                       2003      1.000          0.992            90,248

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.322          1.381                --
                                                       2005      1.286          1.322           178,734
                                                       2004      1.230          1.286           151,437
                                                       2003      1.000          1.230                --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.838          1.999                --
                                                       2005      1.643          1.838           309,893
                                                       2004      1.409          1.643           181,942
                                                       2003      1.000          1.409                --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.001          1.013           641,030
                                                       2005      1.003          1.001           653,184
                                                       2004      0.993          1.003           468,464
                                                       2003      1.000          0.993                --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.991          1.111                --
                                                       2005      0.998          0.991            42,068
                                                       2004      0.993          0.998            41,461

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.155          1.225                --
                                                       2005      1.136          1.155           219,105
                                                       2004      1.107          1.136           157,092
                                                       2003      1.000          1.107                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.082          1.244           140,730
                                                       2005      1.019          1.082           146,470

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      2.366          3.144           130,823
                                                       2005      1.753          2.366           154,430
                                                       2004      1.506          1.753           140,964
                                                       2003      1.000          1.506                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.415          1.695           597,342
                                                       2005      1.368          1.415           605,737
                                                       2004      1.202          1.368           426,769
                                                       2003      1.000          1.202                --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.062          1.242                --
                                                       2005      1.000          1.062                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.568          1.986                --
                                                       2005      1.483          1.568            32,721
                                                       2004      1.280          1.483            13,099
                                                       2003      1.000          1.280                --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.367          1.560           682,529
                                                       2005      1.316          1.367           738,510
                                                       2004      1.209          1.316           586,630
                                                       2003      1.000          1.209                --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.037          1.140            13,016
                                                       2005      1.025          1.037            15,394

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.215          1.299           157,388
                                                       2005      1.200          1.215           155,730
                                                       2004      1.151          1.200           149,246
                                                       2003      1.000          1.151                --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.211          1.286           918,382
                                                       2005      1.215          1.211         1,032,790
                                                       2004      1.149          1.215           746,313
                                                       2003      1.000          1.149                --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.081          1.214             7,940
                                                       2005      1.013          1.081                --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.062          1.173            19,939
                                                       2005      0.991          1.062            19,966

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.047          1.136           315,267
                                                       2005      0.976          1.047                --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.688          2.029           166,644
                                                       2005      1.494          1.688           129,994
                                                       2004      1.286          1.494            27,095
                                                       2003      1.000          1.286                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.664          1.832           361,809
                                                       2005      1.576          1.664           359,343
                                                       2004      1.320          1.576           236,024
                                                       2003      1.000          1.320                --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.159          1.168           287,108
                                                       2005      1.092          1.159           231,337
                                                       2004      1.022          1.092            40,688

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.881          2.518           418,229
                                                       2005      1.670          1.881           441,307
                                                       2004      1.258          1.670           237,566
                                                       2003      1.000          1.258                --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.098          1.161           104,074
                                                       2005      1.070          1.098           103,572
                                                       2004      1.049          1.070            59,182

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.731          1.938           211,180
                                                       2005      1.589          1.731           274,235
                                                       2004      1.351          1.589            92,868
                                                       2003      1.000          1.351                --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.419          1.504                --
                                                       2005      1.423          1.419            67,239
                                                       2004      1.282          1.423            61,193
                                                       2003      1.000          1.282                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.177          1.227         1,518,285
                                                       2005      1.171          1.177         1,256,972
                                                       2004      1.086          1.171           848,679
                                                       2003      1.000          1.086                --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.333          1.504           334,921
                                                       2005      1.298          1.333           360,467
                                                       2004      1.188          1.298           250,563
                                                       2003      1.000          1.188                --

                         SEPARATE ACCOUNT CHARGES 2.00%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.125          1.169               --
                                                       2005      1.057          1.125               --
                                                       2004      1.000          1.057               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.122          1.221           46,572
                                                       2005      1.067          1.122           33,961
                                                       2004      1.000          1.067               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.089          1.251           38,461
                                                       2005      1.075          1.089               --
                                                       2004      1.000          1.075               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.117          1.190           27,657
                                                       2005      1.087          1.117           27,553
                                                       2004      1.000          1.087               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.251          1.489            4,508
                                                       2005      1.158          1.251            4,934
                                                       2004      1.000          1.158               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.033          1.193           26,960
                                                       2005      0.950          1.033               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.065          1.172               --
                                                       2005      1.056          1.065               --
                                                       2004      1.000          1.056               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.134          1.231               --
                                                       2005      1.055          1.134               --
                                                       2004      1.000          1.055               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.005               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.032               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.049           70,004

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.005          1.012               --
                                                       2005      0.996          1.005               --
                                                       2004      1.000          0.996               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.078          1.125               --
                                                       2005      1.049          1.078               --
                                                       2004      1.000          1.049               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.310          1.424               --
                                                       2005      1.171          1.310           24,184
                                                       2004      1.000          1.171               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.032          1.044               --
                                                       2005      1.035          1.032               --
                                                       2004      1.000          1.035               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.986          1.105               --
                                                       2005      0.994          0.986            5,578
                                                       2004      0.989          0.994               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.045          1.108               --
                                                       2005      1.028          1.045               --
                                                       2004      1.000          1.028               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.082          1.242           51,016
                                                       2005      1.019          1.082               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.751          2.325            4,904
                                                       2005      1.298          1.751               --
                                                       2004      1.000          1.298               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.166          1.396           20,562
                                                       2005      1.127          1.166               --
                                                       2004      1.000          1.127               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.061          1.241               --
                                                       2005      1.000          1.061               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.247          1.578               --
                                                       2005      1.180          1.247               --
                                                       2004      1.000          1.180               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.134          1.294            5,139
                                                       2005      1.093          1.134            5,379
                                                       2004      1.000          1.093               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.037          1.139               --
                                                       2005      1.025          1.037               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.096          1.171           50,967
                                                       2005      1.083          1.096           26,974
                                                       2004      1.000          1.083               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.084          1.150               --
                                                       2005      1.087          1.084               --
                                                       2004      1.000          1.087               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.081          1.213               --
                                                       2005      1.013          1.081               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.061          1.172               --
                                                       2005      0.991          1.061               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.047          1.135               --
                                                       2005      0.976          1.047               --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.324          1.591           23,171
                                                       2005      1.173          1.324               --
                                                       2004      1.000          1.173               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.209          1.331            6,829
                                                       2005      1.146          1.209            6,922
                                                       2004      1.000          1.146               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.137          1.146           13,126
                                                       2005      1.072          1.137            7,283
                                                       2004      1.000          1.072               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.476          1.974           16,962
                                                       2005      1.311          1.476               --
                                                       2004      1.000          1.311               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.038          1.097               --
                                                       2005      1.012          1.038               --
                                                       2004      0.992          1.012               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.259          1.409               --
                                                       2005      1.156          1.259               --
                                                       2004      1.000          1.156               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.106          1.173               --
                                                       2005      1.110          1.106               --
                                                       2004      1.000          1.110               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.106          1.151           38,344
                                                       2005      1.100          1.106           37,630
                                                       2004      1.000          1.100               --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.117          1.259               --
                                                       2005      1.088          1.117               --
                                                       2004      1.000          1.088               --




                         SEPARATE ACCOUNT CHARGES 2.05%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                               BEGINNING    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     OF YEAR      END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.353          1.406            6,566
                                                       2005      1.272          1.353            6,194
                                                       2004      1.221          1.272               --
                                                       2003      1.000          1.221               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.450          1.577            4,161
                                                       2005      1.380          1.450               --
                                                       2004      1.240          1.380               --
                                                       2003      1.000          1.240               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.335          1.532            8,884
                                                       2005      1.318          1.335            4,535
                                                       2004      1.212          1.318               --
                                                       2003      1.000          1.212               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.492          1.589            5,910
                                                       2005      1.453          1.492            5,606
                                                       2004      1.331          1.453               --
                                                       2003      1.000          1.331               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                               BEGINNING    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     OF YEAR      END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.672          1.989           28,426
                                                       2005      1.549          1.672           25,399
                                                       2004      1.334          1.549            1,081
                                                       2003      1.000          1.334               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.032          1.192               --
                                                       2005      0.950          1.032               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.191          1.310               --
                                                       2005      1.181          1.191               --
                                                       2004      1.111          1.181               --
                                                       2003      1.000          1.111               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.434          1.556           14,578
                                                       2005      1.335          1.434           14,380
                                                       2004      1.252          1.335               --
                                                       2003      1.000          1.252               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.005               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.015           17,448

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.049           27,657

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.989          0.996               --
                                                       2005      0.981          0.989           17,032
                                                       2004      0.991          0.981            4,000
                                                       2003      1.000          0.991               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.319          1.376               --
                                                       2005      1.284          1.319               --
                                                       2004      1.229          1.284               --
                                                       2003      1.000          1.229               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.833          1.993               --
                                                       2005      1.640          1.833            8,577
                                                       2004      1.409          1.640               --
                                                       2003      1.000          1.409               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                               BEGINNING    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     OF YEAR      END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      0.999          1.009           18,432
                                                       2005      1.002          0.999           18,120
                                                       2004      0.992          1.002               --
                                                       2003      1.000          0.992               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.989          1.108               --
                                                       2005      0.998          0.989               --
                                                       2004      0.993          0.998               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.152          1.220               --
                                                       2005      1.134          1.152               --
                                                       2004      1.106          1.134               --
                                                       2003      1.000          1.106               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.082          1.241            7,449
                                                       2005      1.019          1.082               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      2.359          3.132           11,485
                                                       2005      1.750          2.359            3,819
                                                       2004      1.505          1.750               --
                                                       2003      1.000          1.505               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.412          1.689           10,795
                                                       2005      1.365          1.412            8,507
                                                       2004      1.201          1.365               --
                                                       2003      1.000          1.201               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.061          1.240               --
                                                       2005      1.000          1.061               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.564          1.979               --
                                                       2005      1.481          1.564               --
                                                       2004      1.279          1.481               --
                                                       2003      1.000          1.279               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.363          1.554            8,983
                                                       2005      1.313          1.363            9,164
                                                       2004      1.209          1.313               --
                                                       2003      1.000          1.209               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.037          1.138            7,008
                                                       2005      1.025          1.037               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                               BEGINNING    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     OF YEAR      END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.211          1.294               --
                                                       2005      1.198          1.211               --
                                                       2004      1.150          1.198               --
                                                       2003      1.000          1.150               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.208          1.281           14,115
                                                       2005      1.213          1.208            4,982
                                                       2004      1.149          1.213               --
                                                       2003      1.000          1.149               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.081          1.212          118,868
                                                       2005      1.013          1.081           30,483

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.061          1.171           47,532
                                                       2005      0.991          1.061               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.046          1.134          195,298
                                                       2005      0.976          1.046          146,137

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.683          2.022            5,363
                                                       2005      1.491          1.683               --
                                                       2004      1.285          1.491               --
                                                       2003      1.000          1.285               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.660          1.826           10,747
                                                       2005      1.574          1.660               --
                                                       2004      1.319          1.574               --
                                                       2003      1.000          1.319               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.156          1.165               --
                                                       2005      1.091          1.156               --
                                                       2004      1.022          1.091               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.876          2.509            4,982
                                                       2005      1.667          1.876               --
                                                       2004      1.257          1.667               --
                                                       2003      1.000          1.257               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.096          1.158            4,561
                                                       2005      1.069          1.096               --
                                                       2004      1.048          1.069               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                               BEGINNING    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     OF YEAR      END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.726          1.931           15,918
                                                       2005      1.586          1.726            7,144
                                                       2004      1.350          1.586               --
                                                       2003      1.000          1.350               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.415          1.500               --
                                                       2005      1.421          1.415               --
                                                       2004      1.281          1.421               --
                                                       2003      1.000          1.281               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.174          1.222           16,502
                                                       2005      1.169          1.174           15,842
                                                       2004      1.086          1.169               --
                                                       2003      1.000          1.086               --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.329          1.498           18,773
                                                       2005      1.296          1.329           18,627
                                                       2004      1.188          1.296               --
                                                       2003      1.000          1.188               --




                         SEPARATE ACCOUNT CHARGES 2.15%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.350          1.401            22,662
                                                       2005      1.270          1.350            22,645
                                                       2004      1.220          1.270            17,165
                                                       2003      1.000          1.220            16,944

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.446          1.571            16,578
                                                       2005      1.378          1.446            16,578
                                                       2004      1.239          1.378            16,578
                                                       2003      1.000          1.239            16,578

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.332          1.527            27,208
                                                       2005      1.316          1.332            48,012
                                                       2004      1.211          1.316            44,062
                                                       2003      1.000          1.211            16,965

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.488          1.583            15,802
                                                       2005      1.451          1.488            24,837
                                                       2004      1.330          1.451            25,125
                                                       2003      1.000          1.330            15,592

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.667          1.982            15,610
                                                       2005      1.546          1.667            23,966
                                                       2004      1.333          1.546            10,885
                                                       2003      1.000          1.333                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.031          1.190                --
                                                       2005      0.950          1.031                --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.188          1.305               259
                                                       2005      1.179          1.188               239
                                                       2004      1.110          1.179               241
                                                       2003      1.000          1.110                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.430          1.550             4,115
                                                       2005      1.333          1.430            23,147
                                                       2004      1.252          1.333            26,008
                                                       2003      1.000          1.252                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.004               325

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.011            36,763

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.048            42,326

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.986          0.993                --
                                                       2005      0.979          0.986            36,823
                                                       2004      0.990          0.979            30,323
                                                       2003      1.000          0.990            86,167

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.315          1.372                --
                                                       2005      1.282          1.315               218
                                                       2004      1.228          1.282             1,836
                                                       2003      1.000          1.228                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.828          1.987                --
                                                       2005      1.638          1.828            21,225
                                                       2004      1.408          1.638            17,702
                                                       2003      1.000          1.408            14,907

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      0.996          1.006            12,830
                                                       2005      1.000          0.996            54,534
                                                       2004      0.992          1.000            39,336
                                                       2003      1.000          0.992                --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.987          1.105                --
                                                       2005      0.997          0.987             3,217
                                                       2004      0.992          0.997             3,220

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.149          1.216                --
                                                       2005      1.132          1.149               243
                                                       2004      1.106          1.132             2,028
                                                       2003      1.000          1.106                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.081          1.239                --
                                                       2005      1.018          1.081                --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      2.353          3.121               403
                                                       2005      1.747          2.353               386
                                                       2004      1.504          1.747             1,007
                                                       2003      1.000          1.504                --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.408          1.683                --
                                                       2005      1.363          1.408            29,178
                                                       2004      1.200          1.363            29,611
                                                       2003      1.000          1.200                --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.060          1.237                --
                                                       2005      1.000          1.060                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.560          1.972                --
                                                       2005      1.478          1.560                --
                                                       2004      1.278          1.478                --
                                                       2003      1.000          1.278                --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.360          1.548             7,706
                                                       2005      1.311          1.360             7,706
                                                       2004      1.208          1.311                --
                                                       2003      1.000          1.208                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.036          1.136                --
                                                       2005      1.024          1.036                --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.208          1.289               259
                                                       2005      1.196          1.208               240
                                                       2004      1.149          1.196               241
                                                       2003      1.000          1.149                --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.205          1.277             4,589
                                                       2005      1.211          1.205            38,860
                                                       2004      1.148          1.211            39,838
                                                       2003      1.000          1.148                --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.080          1.210                --
                                                       2005      1.013          1.080                --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.060          1.169         1,265,725
                                                       2005      0.991          1.060                --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.045          1.132           614,252
                                                       2005      0.976          1.045                --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.679          2.014                --
                                                       2005      1.489          1.679                --
                                                       2004      1.285          1.489                --
                                                       2003      1.000          1.285                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.655          1.819             3,609
                                                       2005      1.571          1.655            20,172
                                                       2004      1.318          1.571            22,267
                                                       2003      1.000          1.318                --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.154          1.161             3,020
                                                       2005      1.090          1.154            11,689
                                                       2004      1.022          1.090            12,267

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.871          2.500            27,178
                                                       2005      1.664          1.871               200
                                                       2004      1.256          1.664             1,506
                                                       2003      1.000          1.256                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.094          1.155             4,527
                                                       2005      1.069          1.094             4,531
                                                       2004      1.048          1.069             4,534

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.722          1.924               182
                                                       2005      1.583          1.722                --
                                                       2004      1.349          1.583             1,337
                                                       2003      1.000          1.349                --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.411          1.495                --
                                                       2005      1.418          1.411               202
                                                       2004      1.280          1.418               203
                                                       2003      1.000          1.280                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.171          1.218           199,245
                                                       2005      1.168          1.171            31,972
                                                       2004      1.085          1.168            23,552
                                                       2003      1.000          1.085                --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.326          1.493             5,621
                                                       2005      1.294          1.326             5,586
                                                       2004      1.187          1.294               450
                                                       2003      1.000          1.187                --




                         SEPARATE ACCOUNT CHARGES 2.20%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.121          1.163               --
                                                       2005      1.056          1.121               --
                                                       2004      1.000          1.056               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.119          1.215               --
                                                       2005      1.066          1.119               --
                                                       2004      1.000          1.066               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.086          1.244               --
                                                       2005      1.073          1.086               --
                                                       2004      1.000          1.073               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.113          1.184               --
                                                       2005      1.086          1.113               --
                                                       2004      1.000          1.086               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.247          1.482               --
                                                       2005      1.157          1.247               --
                                                       2004      1.000          1.157               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.031          1.189               --
                                                       2005      0.949          1.031               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.062          1.166               --
                                                       2005      1.054          1.062               --
                                                       2004      1.000          1.054               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.130          1.224               --
                                                       2005      1.054          1.130               --
                                                       2004      1.000          1.054               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.004               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.027            9,583

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.047               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.001          1.008               --
                                                       2005      0.995          1.001               --
                                                       2004      1.000          0.995               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.075          1.121               --
                                                       2005      1.048          1.075               --
                                                       2004      1.000          1.048               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.306          1.418               --
                                                       2005      1.170          1.306               --
                                                       2004      1.000          1.170               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.029          1.038               --
                                                       2005      1.033          1.029               --
                                                       2004      1.000          1.033               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.983          1.099               --
                                                       2005      0.993          0.983               --
                                                       2004      0.989          0.993               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.042          1.102               --
                                                       2005      1.027          1.042               --
                                                       2004      1.000          1.027               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.080          1.238               --
                                                       2005      1.018          1.080               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.745          2.314               --
                                                       2005      1.296          1.745               --
                                                       2004      1.000          1.296               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.162          1.389               --
                                                       2005      1.126          1.162               --
                                                       2004      1.000          1.126               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.060          1.236               --
                                                       2005      1.000          1.060               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.243          1.570               --
                                                       2005      1.178          1.243               --
                                                       2004      1.000          1.178               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.131          1.287               --
                                                       2005      1.091          1.131               --
                                                       2004      1.000          1.091               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.035          1.135           75,911
                                                       2005      1.024          1.035               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.093          1.165               --
                                                       2005      1.082          1.093               --
                                                       2004      1.000          1.082               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.080          1.144               --
                                                       2005      1.086          1.080               --
                                                       2004      1.000          1.086               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.079          1.208               --
                                                       2005      1.013          1.079               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.060          1.168          899,084
                                                       2005      0.991          1.060               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.045          1.131          788,136
                                                       2005      0.976          1.045               --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.320          1.583               --
                                                       2005      1.171          1.320               --
                                                       2004      1.000          1.171               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.205          1.324               --
                                                       2005      1.145          1.205               --
                                                       2004      1.000          1.145               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.134          1.140               --
                                                       2005      1.071          1.134               --
                                                       2004      1.000          1.071               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.471          1.964               --
                                                       2005      1.309          1.471               --
                                                       2004      1.000          1.309               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.035          1.092               --
                                                       2005      1.011          1.035               --
                                                       2004      0.992          1.011               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.255          1.402               --
                                                       2005      1.155          1.255               --
                                                       2004      1.000          1.155               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.103          1.168               --
                                                       2005      1.109          1.103               --
                                                       2004      1.000          1.109               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.102          1.145           34,897
                                                       2005      1.099          1.102               --
                                                       2004      1.000          1.099               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.113          1.253               --
                                                       2005      1.087          1.113               --
                                                       2004      1.000          1.087               --




                         SEPARATE ACCOUNT CHARGES 2.25%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.120          1.162            5,461
                                                       2005      1.055          1.120            5,464
                                                       2004      1.000          1.055               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.118          1.213            4,738
                                                       2005      1.066          1.118            4,738
                                                       2004      1.000          1.066               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.085          1.243            2,549
                                                       2005      1.073          1.085            2,549
                                                       2004      1.000          1.073               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.112          1.182            2,670
                                                       2005      1.086          1.112            2,671
                                                       2004      1.000          1.086               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.246          1.480               --
                                                       2005      1.157          1.246               --
                                                       2004      1.000          1.157               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.030          1.188               --
                                                       2005      0.949          1.030               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.061          1.165               --
                                                       2005      1.054          1.061               --
                                                       2004      1.000          1.054               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.129          1.223               --
                                                       2005      1.053          1.129               --
                                                       2004      1.000          1.053               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.003            5,710

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.026               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.047            6,140

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.001          1.007               --
                                                       2005      0.995          1.001               --
                                                       2004      1.000          0.995               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.074          1.120               --
                                                       2005      1.047          1.074            5,070
                                                       2004      1.000          1.047               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.305          1.417               --
                                                       2005      1.170          1.305            4,317
                                                       2004      1.000          1.170               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.028          1.037              490
                                                       2005      1.033          1.028              493
                                                       2004      1.000          1.033               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.982          1.098               --
                                                       2005      0.993          0.982               --
                                                       2004      0.989          0.993               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.041          1.101               --
                                                       2005      1.026          1.041               --
                                                       2004      1.000          1.026               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.080          1.237           59,654
                                                       2005      1.018          1.080               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.744          2.311               --
                                                       2005      1.296          1.744               --
                                                       2004      1.000          1.296               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.161          1.387           56,077
                                                       2005      1.126          1.161            2,732
                                                       2004      1.000          1.126               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.059          1.235               --
                                                       2005      1.000          1.059               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.242          1.568               --
                                                       2005      1.178          1.242               --
                                                       2004      1.000          1.178               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.130          1.286               --
                                                       2005      1.091          1.130               --
                                                       2004      1.000          1.091               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.035          1.134               --
                                                       2005      1.024          1.035               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.092          1.164            5,781
                                                       2005      1.082          1.092            5,787
                                                       2004      1.000          1.082               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.079          1.142              235
                                                       2005      1.086          1.079              237
                                                       2004      1.000          1.086               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.079          1.207               --
                                                       2005      1.012          1.079               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.059          1.167           58,873
                                                       2005      0.991          1.059          285,700

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.045          1.130               --
                                                       2005      0.975          1.045               --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.319          1.581           61,649
                                                       2005      1.171          1.319            4,599
                                                       2004      1.000          1.171               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.204          1.322            2,630
                                                       2005      1.144          1.204            2,632
                                                       2004      1.000          1.144               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.133          1.138               --
                                                       2005      1.071          1.133               --
                                                       2004      1.000          1.071               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.470          1.962           17,493
                                                       2005      1.309          1.470            2,038
                                                       2004      1.000          1.309               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.034          1.090               --
                                                       2005      1.011          1.034               --
                                                       2004      0.992          1.011               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.254          1.400            3,035
                                                       2005      1.155          1.254            2,618
                                                       2004      1.000          1.155               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.102          1.167               --
                                                       2005      1.109          1.102              473
                                                       2004      1.000          1.109               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.101          1.144            4,712
                                                       2005      1.099          1.101            4,712
                                                       2004      1.000          1.099               --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.112          1.251               --
                                                       2005      1.087          1.112               --
                                                       2004      1.000          1.087               --




                         SEPARATE ACCOUNT CHARGES 2.35%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.342          1.391               --
                                                       2005      1.266          1.342               --
                                                       2004      1.219          1.266               --
                                                       2003      1.000          1.219               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.439          1.560               --
                                                       2005      1.373          1.439               --
                                                       2004      1.238          1.373               --
                                                       2003      1.000          1.238               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.325          1.516               --
                                                       2005      1.311          1.325               --
                                                       2004      1.209          1.311               --
                                                       2003      1.000          1.209               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.480          1.571               --
                                                       2005      1.446          1.480               --
                                                       2004      1.328          1.446               --
                                                       2003      1.000          1.328               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.658          1.967               --
                                                       2005      1.541          1.658               --
                                                       2004      1.331          1.541               --
                                                       2003      1.000          1.331               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.030          1.185               --
                                                       2005      0.949          1.030               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.182          1.296               --
                                                       2005      1.175          1.182               --
                                                       2004      1.109          1.175               --
                                                       2003      1.000          1.109               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.423          1.539               --
                                                       2005      1.328          1.423               --
                                                       2004      1.250          1.328               --
                                                       2003      1.000          1.250               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.003               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.004               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.046               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.981          0.987               --
                                                       2005      0.976          0.981               --
                                                       2004      0.989          0.976               --
                                                       2003      1.000          0.989               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.308          1.364               --
                                                       2005      1.277          1.308               --
                                                       2004      1.227          1.277               --
                                                       2003      1.000          1.227               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.819          1.975               --
                                                       2005      1.632          1.819               --
                                                       2004      1.406          1.632               --
                                                       2003      1.000          1.406               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      0.991          0.998               --
                                                       2005      0.997          0.991               --
                                                       2004      0.990          0.997               --
                                                       2003      1.000          0.990               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.984          1.099               --
                                                       2005      0.995          0.984               --
                                                       2004      0.992          0.995               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.143          1.207               --
                                                       2005      1.128          1.143               --
                                                       2004      1.104          1.128               --
                                                       2003      1.000          1.104               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.079          1.235               --
                                                       2005      1.018          1.079               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      2.340          3.098               --
                                                       2005      1.741          2.340               --
                                                       2004      1.502          1.741               --
                                                       2003      1.000          1.502               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.400          1.670               --
                                                       2005      1.358          1.400               --
                                                       2004      1.199          1.358               --
                                                       2003      1.000          1.199               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.058          1.233               --
                                                       2005      1.000          1.058               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.552          1.957               --
                                                       2005      1.473          1.552               --
                                                       2004      1.276          1.473               --
                                                       2003      1.000          1.276               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.352          1.537               --
                                                       2005      1.307          1.352               --
                                                       2004      1.206          1.307               --
                                                       2003      1.000          1.206               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.034          1.132               --
                                                       2005      1.024          1.034               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.202          1.280               --
                                                       2005      1.192          1.202               --
                                                       2004      1.148          1.192               --
                                                       2003      1.000          1.148               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.199          1.267               --
                                                       2005      1.207          1.199               --
                                                       2004      1.146          1.207               --
                                                       2003      1.000          1.146               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.078          1.205               --
                                                       2005      1.012          1.078               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.058          1.165           56,075
                                                       2005      0.991          1.058               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.044          1.128          219,621
                                                       2005      0.975          1.044               --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.670          2.000               --
                                                       2005      1.484          1.670               --
                                                       2004      1.283          1.484               --
                                                       2003      1.000          1.283               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.647          1.806               --
                                                       2005      1.566          1.647               --
                                                       2004      1.317          1.566               --
                                                       2003      1.000          1.317               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.150          1.155               --
                                                       2005      1.088          1.150               --
                                                       2004      1.021          1.088               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.861          2.481               --
                                                       2005      1.659          1.861               --
                                                       2004      1.254          1.659               --
                                                       2003      1.000          1.254               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.090          1.148               --
                                                       2005      1.067          1.090               --
                                                       2004      1.047          1.067               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.713          1.910               --
                                                       2005      1.578          1.713               --
                                                       2004      1.348          1.578               --
                                                       2003      1.000          1.348               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.404          1.486               --
                                                       2005      1.414          1.404               --
                                                       2004      1.278          1.414               --
                                                       2003      1.000          1.278               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.165          1.209               --
                                                       2005      1.164          1.165               --
                                                       2004      1.084          1.164               --
                                                       2003      1.000          1.084               --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.319          1.482               --
                                                       2005      1.290          1.319               --
                                                       2004      1.185          1.290               --
                                                       2003      1.000          1.185               --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Capital Appreciation Fund/VA was replaced by Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Global Securities Fund/VA was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/24/2006, Pioneer Variable Contracts Trust-Pioneer Small Company VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer AmPac Growth VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Oak Ridge Large Cap Growth VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Balanced VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Ibbotson Moderate Allocation VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Europe VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer International Value VCT Portfolio and is no longer available as a funding option.

             PORTFOLIO ARCHITECT II CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the *mid-range* combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.55%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.383          1.353               --
                                                       2005      1.223          1.383            5,814
                                                       2004      1.147          1.223            5,818
                                                       2003      1.000          1.147               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.657          1.965           82,703
                                                       2005      1.475          1.657           86,909
                                                       2004      1.320          1.475           78,283
                                                       2003      1.000          1.320            1,971

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.596          1.732          262,291
                                                       2005      1.395          1.596          279,816
                                                       2004      1.259          1.395          219,842
                                                       2003      1.000          1.259           22,246

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.423          1.615          346,548
                                                       2005      1.366          1.423          358,389
                                                       2004      1.257          1.366          300,402
                                                       2003      1.000          1.257           11,074

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.666          1.649               --
                                                       2005      1.432          1.666           24,671
                                                       2004      1.217          1.432           15,912
                                                       2003      1.000          1.217           15,906

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.726          2.254               --
                                                       2005      1.636          1.726           52,370
                                                       2004      1.264          1.636           36,978
                                                       2003      1.000          1.264            4,454

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.245          1.428            9,213
                                                       2005      1.212          1.245            9,218
                                                       2004      1.172          1.212            9,224
                                                       2003      1.000          1.172            4,928

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.467          1.499           26,799
                                                       2005      1.408          1.467           36,788
                                                       2004      1.285          1.408           15,633
                                                       2003      1.000          1.285               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.316          1.431               --
                                                       2005      1.213          1.316           53,526
                                                       2004      1.079          1.213           52,646
                                                       2003      1.000          1.079               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.313          1.464               --
                                                       2005      1.211          1.313           49,581
                                                       2004      1.072          1.211           49,581
                                                       2003      1.000          1.072               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.457          1.699               --
                                                       2005      1.339          1.457           32,356
                                                       2004      1.207          1.339           23,724
                                                       2003      1.000          1.207            7,501

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      2.279          2.875           17,071
                                                       2005      1.816          2.279           23,454
                                                       2004      1.479          1.816           19,226
                                                       2003      1.000          1.479               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.694          2.026          150,829
                                                       2005      1.562          1.694          159,523
                                                       2004      1.338          1.562          136,647
                                                       2003      1.214          1.338           10,473

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.626          1.950               --
                                                       2005      1.517          1.626           36,782
                                                       2004      1.328          1.517           13,897
                                                       2003      1.000          1.328               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.060          1.084               --
                                                       2005      1.063          1.060            5,995
                                                       2004      0.992          1.063               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.237          1.278               --
                                                       2005      1.167          1.237           27,515
                                                       2004      1.095          1.167           45,470
                                                       2003      1.000          1.095               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.483          1.552               --
                                                       2005      1.341          1.483               --
                                                       2004      1.192          1.341               --
                                                       2003      1.000          1.192               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.508          1.601               --
                                                       2005      1.373          1.508               --
                                                       2004      1.386          1.373               --
                                                       2003      1.000          1.386               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.341          1.558               --
                                                       2005      1.290          1.341               --
                                                       2004      1.254          1.290               --
                                                       2003      1.000          1.254               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.546          1.736               --
                                                       2005      1.510          1.546            6,080
                                                       2004      1.334          1.510            4,418
                                                       2003      1.000          1.334            6,395

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.432          1.665           15,528
                                                       2005      1.398          1.432           29,576
                                                       2004      1.311          1.398           12,599
                                                       2003      1.000          1.311            4,572

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.452          1.691           22,615
                                                       2005      1.385          1.452           50,344
                                                       2004      1.274          1.385           31,394
                                                       2003      1.000          1.274               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.342          1.377           28,907
                                                       2005      1.295          1.342           26,743
                                                       2004      1.308          1.295           22,673
                                                       2003      1.000          1.308               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.674          1.859           35,677
                                                       2005      1.621          1.674           37,914
                                                       2004      1.430          1.621           38,605
                                                       2003      1.000          1.430               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.480          1.619           28,600
                                                       2005      1.368          1.480           27,917
                                                       2004      1.274          1.368           20,461
                                                       2003      1.000          1.274               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.350          1.531           73,252
                                                       2005      1.316          1.350           72,250
                                                       2004      1.212          1.316           59,615
                                                       2003      1.000          1.212            8,799

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.338          1.481            5,199
                                                       2005      1.311          1.338            5,108
                                                       2004      1.229          1.311            5,025
                                                       2003      1.000          1.229               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      1.003          1.028            8,640
                                                       2005      0.995          1.003            8,853
                                                       2004      0.999          0.995            8,860
                                                       2003      1.000          0.999            3,839

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.075          1.140            7,529
                                                       2005      1.046          1.075            6,017
                                                       2004      0.925          1.046               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.402          1.619           45,770
                                                       2005      1.379          1.402           58,269
                                                       2004      1.243          1.379           46,303
                                                       2003      1.000          1.243            6,194

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.638          1.810           49,449
                                                       2005      1.537          1.638           42,675
                                                       2004      1.258          1.537           48,606
                                                       2003      1.000          1.258            2,100

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.085          1.120               --
                                                       2005      1.061          1.085           11,239
                                                       2004      0.999          1.061               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.717           73,144

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.316           18,633

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.645            4,066

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.197               --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.971            3,983

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.691           22,234

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.184           11,239

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.319           77,543

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.078           72,287

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.072               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.449            2,041

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.167            7,144

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.392              106

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.221           28,161

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.553               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.118               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.160            8,353

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.029           88,161

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.511           19,680

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.064           22,042

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.034          302,728

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.395            6,868

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.482          136,292

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.061               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.043               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.050               --

  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.055               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.060               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.383          151,073

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.051          120,197

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.069            8,009

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.153            5,995

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.073               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.002          1.011               --
                                                       2005      0.989          1.002          127,661
                                                       2004      0.994          0.989           55,015
                                                       2003      1.000          0.994           13,810

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (7/04).....................................  2006      1.096          1.159               --
                                                       2005      1.053          1.096           22,371
                                                       2004      0.979          1.053            6,626

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.128          1.119           71,175
                                                       2005      1.122          1.128           84,909
                                                       2004      1.047          1.122           82,378
                                                       2003      1.000          1.047           24,970

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.055          1.079          258,208
                                                       2005      1.046          1.055          288,448
                                                       2004      1.013          1.046          203,667
                                                       2003      1.000          1.013           27,766

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.635          2.056               --
                                                       2005      1.480          1.635               --
                                                       2004      1.294          1.480               --
                                                       2003      1.000          1.294            2,037

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.873          2.163           35,161
                                                       2005      1.777          1.873           31,266
                                                       2004      1.430          1.777           23,791
                                                       2003      1.000          1.430               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.376          1.466               --
                                                       2005      1.286          1.376            2,046
                                                       2004      1.226          1.286            2,050
                                                       2003      1.000          1.226            2,051

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.180          1.258               --
                                                       2005      1.194          1.180           66,715
                                                       2004      1.141          1.194           63,779
                                                       2003      1.000          1.141            1,542

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.650          1.802               --
                                                       2005      1.490          1.650           77,266
                                                       2004      1.300          1.490           81,431
                                                       2003      1.000          1.300            4,508

  Travelers Equity Income Subaccount (7/03)..........  2006      1.375          1.445               --
                                                       2005      1.336          1.375          142,955
                                                       2004      1.235          1.336          149,482
                                                       2003      1.000          1.235            5,428

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.217          1.248               --
                                                       2005      1.205          1.217           20,753
                                                       2004      1.109          1.205           20,766
                                                       2003      1.000          1.109           10,968

  Travelers Federated Stock Subaccount (6/03)........  2006      1.413          1.463               --
                                                       2005      1.362          1.413            2,035
                                                       2004      1.251          1.362            2,040
                                                       2003      1.000          1.251            2,041

  Travelers Large Cap Subaccount (9/03)..............  2006      1.334          1.375               --
                                                       2005      1.247          1.334            6,508
                                                       2004      1.189          1.247            2,620
                                                       2003      1.000          1.189               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.074          1.142               --
                                                       2005      1.020          1.074               --

  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.014          1.018               --
                                                       2005      1.000          1.014               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.031          1.068               --
                                                       2005      1.000          1.031               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.033          1.077               --
                                                       2005      1.000          1.033               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.036          1.056               --
                                                       2005      1.000          1.036               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.462          1.553               --
                                                       2005      1.325          1.462            4,073
                                                       2004      1.162          1.325            4,107
                                                       2003      1.000          1.162            2,169

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.462          1.547               --
                                                       2005      1.440          1.462           19,683
                                                       2004      1.282          1.440            2,151
                                                       2003      1.000          1.282               --

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.253          1.294               --
                                                       2005      1.236          1.253          208,354
                                                       2004      1.126          1.236          131,869
                                                       2003      1.000          1.126           21,411

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.165          1.259               --
                                                       2005      1.112          1.165            2,408
                                                       2004      0.977          1.112               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.556          1.788               --
                                                       2005      1.443          1.556            4,377
                                                       2004      1.266          1.443            2,149
                                                       2003      1.000          1.266               --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.361          1.444               --
                                                       2005      1.304          1.361               --
                                                       2004      1.192          1.304               --
                                                       2003      1.000          1.192               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.009          1.062               --
                                                       2005      1.000          1.009               --

  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.108          1.120               --
                                                       2005      1.086          1.108           12,099
                                                       2004      0.979          1.086            4,952

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.033          1.024               --
                                                       2005      1.033          1.033           36,909
                                                       2004      1.015          1.033           36,710
                                                       2003      1.000          1.015           10,399

  Travelers Strategic Equity Subaccount (7/03).......  2006      1.340          1.398               --
                                                       2005      1.334          1.340               --
                                                       2004      1.229          1.334               --
                                                       2003      1.000          1.229               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.021          1.175               --
                                                       2005      1.000          1.021            2,540

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.978          1.122               --
                                                       2005      1.000          0.978               --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.075          1.037               --
                                                       2005      1.047          1.075               --
                                                       2004      1.008          1.047               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.495          1.708           27,839
                                                       2005      1.458          1.495           21,064
                                                       2004      1.261          1.458           14,305
                                                       2003      1.000          1.261               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.290          1.356               --
                                                       2005      1.214          1.290               --
                                                       2004      1.188          1.214               --
                                                       2003      1.000          1.188               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.615          1.772           90,882
                                                       2005      1.406          1.615          109,221
                                                       2004      1.240          1.406           67,973
                                                       2003      1.000          1.240           32,001

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.405          1.574           13,572
                                                       2005      1.182          1.405           14,264
                                                       2004      1.185          1.182           19,446
                                                       2003      1.000          1.185           15,831

  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      2.013          2.228           66,663
                                                       2005      1.732          2.013           82,496
                                                       2004      1.411          1.732           66,031
                                                       2003      1.000          1.411           13,386




                         SEPARATE ACCOUNT CHARGES 1.65%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.379          1.348              --
                                                       2005      1.221          1.379              --
                                                       2004      1.146          1.221              --
                                                       2003      1.000          1.146              --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.652          1.957              --
                                                       2005      1.473          1.652              --
                                                       2004      1.319          1.473              --
                                                       2003      1.000          1.319              --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.592          1.726              --
                                                       2005      1.392          1.592              --
                                                       2004      1.258          1.392              --
                                                       2003      1.000          1.258              --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.420          1.609              --
                                                       2005      1.364          1.420              --
                                                       2004      1.256          1.364              --
                                                       2003      1.000          1.256              --

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.662          1.644              --
                                                       2005      1.429          1.662              --
                                                       2004      1.216          1.429              --
                                                       2003      1.000          1.216              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.721          2.246              --
                                                       2005      1.633          1.721              --
                                                       2004      1.263          1.633              --
                                                       2003      1.000          1.263              --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.242          1.423           4,345
                                                       2005      1.210          1.242           4,228
                                                       2004      1.171          1.210           3,893
                                                       2003      1.000          1.171              --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.463          1.494              --
                                                       2005      1.406          1.463              --
                                                       2004      1.284          1.406              --
                                                       2003      1.000          1.284              --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.313          1.428              --
                                                       2005      1.212          1.313              --
                                                       2004      1.079          1.212              --
                                                       2003      1.000          1.079              --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.310          1.460              --
                                                       2005      1.210          1.310              --
                                                       2004      1.072          1.210              --
                                                       2003      1.000          1.072              --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.454          1.693              --
                                                       2005      1.337          1.454              --
                                                       2004      1.206          1.337              --
                                                       2003      1.000          1.206              --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      2.273          2.864              --
                                                       2005      1.813          2.273              --
                                                       2004      1.478          1.813              --
                                                       2003      1.000          1.478              --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.690          2.019              --
                                                       2005      1.559          1.690              --
                                                       2004      1.337          1.559              --
                                                       2003      1.213          1.337              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.622          1.943              --
                                                       2005      1.514          1.622              --
                                                       2004      1.327          1.514              --
                                                       2003      1.000          1.327              --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.059          1.082              --
                                                       2005      1.062          1.059              --
                                                       2004      0.991          1.062              --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.234          1.274              --
                                                       2005      1.165          1.234              --
                                                       2004      1.094          1.165              --
                                                       2003      1.000          1.094              --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.479          1.547              --
                                                       2005      1.338          1.479              --
                                                       2004      1.191          1.338              --
                                                       2003      1.000          1.191              --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.504          1.595              --
                                                       2005      1.370          1.504              --
                                                       2004      1.385          1.370              --
                                                       2003      1.000          1.385              --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.338          1.552              --
                                                       2005      1.288          1.338              --
                                                       2004      1.253          1.288              --
                                                       2003      1.000          1.253              --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.542          1.729              --
                                                       2005      1.507          1.542              --
                                                       2004      1.334          1.507              --
                                                       2003      1.000          1.334              --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.428          1.659              --
                                                       2005      1.395          1.428              --
                                                       2004      1.310          1.395              --
                                                       2003      1.000          1.310              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.449          1.685              --
                                                       2005      1.382          1.449              --
                                                       2004      1.273          1.382              --
                                                       2003      1.000          1.273              --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.338          1.372              --
                                                       2005      1.293          1.338              --
                                                       2004      1.307          1.293              --
                                                       2003      1.000          1.307              --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.670          1.852              --
                                                       2005      1.618          1.670              --
                                                       2004      1.429          1.618              --
                                                       2003      1.000          1.429              --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.476          1.613              --
                                                       2005      1.366          1.476              --
                                                       2004      1.273          1.366              --
                                                       2003      1.000          1.273              --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.347          1.525              --
                                                       2005      1.313          1.347              --
                                                       2004      1.211          1.313              --
                                                       2003      1.000          1.211              --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.334          1.475              --
                                                       2005      1.309          1.334              --
                                                       2004      1.228          1.309              --
                                                       2003      1.000          1.228              --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      1.001          1.025              --
                                                       2005      0.994          1.001              --
                                                       2004      0.999          0.994              --
                                                       2003      1.000          0.999              --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.074          1.137              --
                                                       2005      1.045          1.074              --
                                                       2004      0.925          1.045              --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.398          1.613              --
                                                       2005      1.377          1.398              --
                                                       2004      1.242          1.377              --
                                                       2003      1.000          1.242              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.633          1.803              --
                                                       2005      1.534          1.633              --
                                                       2004      1.257          1.534              --
                                                       2003      1.000          1.257              --

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.083          1.118              --
                                                       2005      1.061          1.083              --
                                                       2004      0.999          1.061              --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.710              --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.311              --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.639              --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.195              --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.963           3,255

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.685              --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.181              --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.314              --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.077              --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.072              --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.443              --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.165              --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.388              --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.220              --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.548              --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.117              --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.157              --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.028              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.505              --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.060              --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.030              --

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.390              --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.477              --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.060              --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.042              --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.049              --

  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.054              --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.059              --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.378           4,478

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.051              --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.068              --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.149              --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.071              --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.999          1.008              --
                                                       2005      0.987          0.999              --
                                                       2004      0.994          0.987              --
                                                       2003      1.000          0.994              --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (7/04).....................................  2006      1.095          1.156              --
                                                       2005      1.052          1.095              --
                                                       2004      0.979          1.052              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.125          1.115              --
                                                       2005      1.121          1.125              --
                                                       2004      1.046          1.121              --
                                                       2003      1.000          1.046              --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.053          1.075              --
                                                       2005      1.045          1.053              --
                                                       2004      1.013          1.045              --
                                                       2003      1.000          1.013              --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.631          2.049              --
                                                       2005      1.478          1.631              --
                                                       2004      1.293          1.478              --
                                                       2003      1.000          1.293              --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.868          2.155              --
                                                       2005      1.774          1.868              --
                                                       2004      1.429          1.774              --
                                                       2003      1.000          1.429              --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.373          1.462              --
                                                       2005      1.283          1.373              --
                                                       2004      1.225          1.283              --
                                                       2003      1.000          1.225              --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.177          1.254              --
                                                       2005      1.192          1.177              --
                                                       2004      1.140          1.192              --
                                                       2003      1.000          1.140              --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.645          1.797              --
                                                       2005      1.488          1.645              --
                                                       2004      1.299          1.488              --
                                                       2003      1.000          1.299              --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.371          1.440              --
                                                       2005      1.334          1.371              --
                                                       2004      1.234          1.334              --
                                                       2003      1.000          1.234              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated High Yield Subaccount (9/03)...  2006      1.214          1.244              --
                                                       2005      1.203          1.214              --
                                                       2004      1.108          1.203              --
                                                       2003      1.000          1.108              --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.409          1.459              --
                                                       2005      1.360          1.409              --
                                                       2004      1.251          1.360              --
                                                       2003      1.000          1.251              --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.331          1.371              --
                                                       2005      1.245          1.331              --
                                                       2004      1.188          1.245              --
                                                       2003      1.000          1.188              --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.073          1.141              --
                                                       2005      1.020          1.073              --

  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.013          1.017              --
                                                       2005      1.000          1.013              --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.030          1.067              --
                                                       2005      1.000          1.030              --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.032          1.076              --
                                                       2005      1.000          1.032              --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.035          1.055              --
                                                       2005      1.000          1.035              --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.458          1.548              --
                                                       2005      1.323          1.458              --
                                                       2004      1.161          1.323              --
                                                       2003      1.000          1.161              --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.458          1.542              --
                                                       2005      1.438          1.458              --
                                                       2004      1.281          1.438              --
                                                       2003      1.000          1.281              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.250          1.290              --
                                                       2005      1.234          1.250           4,201
                                                       2004      1.125          1.234           3,929
                                                       2003      1.000          1.125              --

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.163          1.257              --
                                                       2005      1.111          1.163              --
                                                       2004      0.977          1.111              --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.552          1.782              --
                                                       2005      1.441          1.552           3,485
                                                       2004      1.265          1.441           3,601
                                                       2003      1.000          1.265              --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.357          1.440              --
                                                       2005      1.302          1.357              --
                                                       2004      1.191          1.302              --
                                                       2003      1.000          1.191              --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.009          1.061              --
                                                       2005      1.000          1.009              --

  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.106          1.117              --
                                                       2005      1.085          1.106              --
                                                       2004      0.979          1.085              --

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.031          1.021              --
                                                       2005      1.031          1.031              --
                                                       2004      1.015          1.031              --
                                                       2003      1.000          1.015              --

  Travelers Strategic Equity Subaccount (7/03).......  2006      1.336          1.394              --
                                                       2005      1.331          1.336              --
                                                       2004      1.228          1.331              --
                                                       2003      1.000          1.228              --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.020          1.174              --
                                                       2005      1.000          1.020              --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.978          1.121              --
                                                       2005      1.000          0.978              --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.074          1.035              --
                                                       2005      1.046          1.074              --
                                                       2004      1.008          1.046              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.491          1.702              --
                                                       2005      1.456          1.491              --
                                                       2004      1.260          1.456              --
                                                       2003      1.000          1.260              --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.286          1.351              --
                                                       2005      1.212          1.286              --
                                                       2004      1.187          1.212              --
                                                       2003      1.000          1.187              --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.611          1.765              --
                                                       2005      1.404          1.611              --
                                                       2004      1.239          1.404              --
                                                       2003      1.000          1.239              --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.401          1.569              --
                                                       2005      1.180          1.401              --
                                                       2004      1.185          1.180              --
                                                       2003      1.000          1.185              --

  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      2.007          2.219           2,693
                                                       2005      1.729          2.007           2,755
                                                       2004      1.410          1.729           3,090
                                                       2003      1.000          1.410              --




                         SEPARATE ACCOUNT CHARGES 1.70%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.266          1.237               --
                                                       2005      1.121          1.266               --
                                                       2004      1.053          1.121               --
                                                       2003      1.025          1.053               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.395          1.652            4,785
                                                       2005      1.244          1.395            4,785
                                                       2004      1.115          1.244               --
                                                       2003      1.000          1.115               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.374          1.489           11,876
                                                       2005      1.203          1.374           11,876
                                                       2004      1.088          1.203               --
                                                       2003      1.000          1.088               --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.240          1.404           12,416
                                                       2005      1.191          1.240           12,416
                                                       2004      1.098          1.191               --
                                                       2003      1.000          1.098               --

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.501          1.485               --
                                                       2005      1.292          1.501               --
                                                       2004      1.099          1.292               --
                                                       2003      1.052          1.099               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.515          1.976               --
                                                       2005      1.438          1.515               --
                                                       2004      1.113          1.438               --
                                                       2003      1.000          1.113               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.152          1.320               --
                                                       2005      1.123          1.152               --
                                                       2004      1.087          1.123               --
                                                       2003      1.000          1.087               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.221          1.246               --
                                                       2005      1.174          1.221               --
                                                       2004      1.072          1.174               --
                                                       2003      1.000          1.072               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.312          1.426               --
                                                       2005      1.211          1.312               --
                                                       2004      1.079          1.211               --
                                                       2003      1.034          1.079               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.309          1.459               --
                                                       2005      1.209          1.309               --
                                                       2004      1.072          1.209               --
                                                       2003      1.035          1.072               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.321          1.538               --
                                                       2005      1.215          1.321            4,852
                                                       2004      1.097          1.215               --
                                                       2003      1.000          1.097               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      1.834          2.309               --
                                                       2005      1.464          1.834               --
                                                       2004      1.194          1.464               --
                                                       2003      1.000          1.194               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.405          1.678               --
                                                       2005      1.297          1.405               --
                                                       2004      1.113          1.297               --
                                                       2003      1.000          1.113               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.357          1.625               --
                                                       2005      1.268          1.357            4,698
                                                       2004      1.111          1.268               --
                                                       2003      1.000          1.111               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.058          1.081               --
                                                       2005      1.062          1.058               --
                                                       2004      0.991          1.062               --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.194          1.233               --
                                                       2005      1.128          1.194               --
                                                       2004      1.059          1.128               --
                                                       2003      1.000          1.059               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.308          1.368               --
                                                       2005      1.184          1.308               --
                                                       2004      1.055          1.184               --
                                                       2003      1.038          1.055               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.176          1.246               --
                                                       2005      1.072          1.176               --
                                                       2004      1.084          1.072               --
                                                       2003      1.049          1.084               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.180          1.368               --
                                                       2005      1.137          1.180               --
                                                       2004      1.106          1.137               --
                                                       2003      1.000          1.106               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.273          1.427               --
                                                       2005      1.245          1.273               --
                                                       2004      1.102          1.245               --
                                                       2003      1.003          1.102               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.209          1.404               --
                                                       2005      1.182          1.209               --
                                                       2004      1.110          1.182               --
                                                       2003      1.000          1.110               --

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.270          1.477               --
                                                       2005      1.212          1.270               --
                                                       2004      1.117          1.212               --
                                                       2003      1.000          1.117               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.124          1.152               --
                                                       2005      1.087          1.124               --
                                                       2004      1.100          1.087               --
                                                       2003      0.983          1.100               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.301          1.442               --
                                                       2005      1.261          1.301               --
                                                       2004      1.114          1.261               --
                                                       2003      1.000          1.114               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.250          1.365               --
                                                       2005      1.157          1.250               --
                                                       2004      1.079          1.157               --
                                                       2003      1.000          1.079               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.215          1.376               --
                                                       2005      1.186          1.215               --
                                                       2004      1.094          1.186               --
                                                       2003      1.000          1.094               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.181          1.305               --
                                                       2005      1.159          1.181               --
                                                       2004      1.088          1.159               --
                                                       2003      1.000          1.088               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      0.999          1.023               --
                                                       2005      0.993          0.999               --
                                                       2004      0.998          0.993               --
                                                       2003      0.998          0.998               --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.073          1.136               --
                                                       2005      1.045          1.073               --
                                                       2004      0.925          1.045               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.247          1.438               --
                                                       2005      1.229          1.247               --
                                                       2004      1.109          1.229               --
                                                       2003      1.000          1.109               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.433          1.581               --
                                                       2005      1.347          1.433               --
                                                       2004      1.104          1.347               --
                                                       2003      1.000          1.104               --

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.082          1.116               --
                                                       2005      1.060          1.082               --
                                                       2004      0.999          1.060               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.448               --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.245               --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.493               --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.194               --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.750               --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.521               --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.179               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.237               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.077            6,850

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.071               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.272               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.164               --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.387               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.219               --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.420               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.116               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.155               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.028               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.243               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.058               --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.032               --

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.263               --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.317               --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.060               --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.042               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.049               --

  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.054               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.059               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.297               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.050            6,953

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.068               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.148               --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.069               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.002          1.010               --
                                                       2005      0.990          1.002               --
                                                       2004      0.997          0.990               --
                                                       2003      1.000          0.997               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (7/04).....................................  2006      1.094          1.155               --
                                                       2005      1.052          1.094               --
                                                       2004      0.979          1.052               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.107          1.096            5,498
                                                       2005      1.103          1.107            5,498
                                                       2004      1.030          1.103               --
                                                       2003      0.997          1.030               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.051          1.073               --
                                                       2005      1.044          1.051               --
                                                       2004      1.012          1.044               --
                                                       2003      1.000          1.012               --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.427          1.792               --
                                                       2005      1.294          1.427               --
                                                       2004      1.133          1.294               --
                                                       2003      1.000          1.133               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.505          1.736               --
                                                       2005      1.431          1.505               --
                                                       2004      1.153          1.431               --
                                                       2003      1.000          1.153               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.210          1.288               --
                                                       2005      1.132          1.210               --
                                                       2004      1.081          1.132               --
                                                       2003      1.056          1.081               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.109          1.181               --
                                                       2005      1.124          1.109               --
                                                       2004      1.075          1.124               --
                                                       2003      1.000          1.075               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.394          1.522               --
                                                       2005      1.261          1.394               --
                                                       2004      1.102          1.261               --
                                                       2003      1.000          1.102               --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.223          1.284               --
                                                       2005      1.191          1.223               --
                                                       2004      1.102          1.191               --
                                                       2003      1.000          1.102               --

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.154          1.182               --
                                                       2005      1.144          1.154               --
                                                       2004      1.054          1.144               --
                                                       2003      1.000          1.054               --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.271          1.316               --
                                                       2005      1.227          1.271               --
                                                       2004      1.129          1.227               --
                                                       2003      1.000          1.129               --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.210          1.247               --
                                                       2005      1.133          1.210               --
                                                       2004      1.081          1.133               --
                                                       2003      1.000          1.081               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.073          1.140               --
                                                       2005      1.020          1.073               --

  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.013          1.017               --
                                                       2005      1.000          1.013               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.030          1.066               --
                                                       2005      1.000          1.030               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.032          1.076               --
                                                       2005      1.000          1.032               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.035          1.055               --
                                                       2005      1.000          1.035               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.329          1.411               --
                                                       2005      1.207          1.329               --
                                                       2004      1.059          1.207               --
                                                       2003      1.000          1.059               --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.205          1.274               --
                                                       2005      1.189          1.205               --
                                                       2004      1.060          1.189               --
                                                       2003      1.000          1.060               --

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.177          1.215               --
                                                       2005      1.163          1.177               --
                                                       2004      1.061          1.163               --
                                                       2003      1.000          1.061               --

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.162          1.256               --
                                                       2005      1.111          1.162               --
                                                       2004      0.977          1.111               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.384          1.589               --
                                                       2005      1.286          1.384               --
                                                       2004      1.130          1.286               --
                                                       2003      1.000          1.130               --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.246          1.322               --
                                                       2005      1.196          1.246               --
                                                       2004      1.094          1.196               --
                                                       2003      1.000          1.094               --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.009          1.061               --
                                                       2005      1.000          1.009               --

  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.106          1.116               --
                                                       2005      1.085          1.106               --
                                                       2004      0.979          1.085               --

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.029          1.019               --
                                                       2005      1.030          1.029               --
                                                       2004      1.014          1.030               --
                                                       2003      1.000          1.014               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (7/03).......  2006      1.162          1.213               --
                                                       2005      1.159          1.162               --
                                                       2004      1.069          1.159               --
                                                       2003      1.000          1.069               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.020          1.174               --
                                                       2005      1.000          1.020               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.978          1.121               --
                                                       2005      1.000          0.978               --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.073          1.034               --
                                                       2005      1.046          1.073               --
                                                       2004      1.008          1.046               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.307          1.491               --
                                                       2005      1.277          1.307               --
                                                       2004      1.106          1.277               --
                                                       2003      1.000          1.106               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.171          1.229               --
                                                       2005      1.104          1.171               --
                                                       2004      1.090          1.104               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.424          1.560            4,602
                                                       2005      1.242          1.424            4,602
                                                       2004      1.097          1.242               --
                                                       2003      1.000          1.097               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.277          1.430               --
                                                       2005      1.077          1.277               --
                                                       2004      1.081          1.077               --
                                                       2003      1.000          1.081               --

  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.624          1.794               --
                                                       2005      1.399          1.624               --
                                                       2004      1.142          1.399               --
                                                       2003      1.000          1.142               --

                         SEPARATE ACCOUNT CHARGES 1.75%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.376          1.343               --
                                                       2005      1.219          1.376               --
                                                       2004      1.145          1.219               --
                                                       2003      1.000          1.145               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.648          1.950              642
                                                       2005      1.470          1.648              119
                                                       2004      1.318          1.470               --
                                                       2003      1.000          1.318               --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.587          1.719               --
                                                       2005      1.390          1.587               --
                                                       2004      1.258          1.390               --
                                                       2003      1.000          1.258               --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.416          1.603           58,763
                                                       2005      1.361          1.416           58,763
                                                       2004      1.255          1.361           58,763
                                                       2003      1.000          1.255               --

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.658          1.639               --
                                                       2005      1.427          1.658              230
                                                       2004      1.215          1.427               --
                                                       2003      1.000          1.215               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.717          2.237               --
                                                       2005      1.630          1.717               --
                                                       2004      1.263          1.630               --
                                                       2003      1.000          1.263               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.239          1.418               --
                                                       2005      1.208          1.239               --
                                                       2004      1.170          1.208               --
                                                       2003      1.000          1.170               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.459          1.488              833
                                                       2005      1.404          1.459              130
                                                       2004      1.283          1.404               --
                                                       2003      1.000          1.283               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.310          1.424               --
                                                       2005      1.210          1.310               --
                                                       2004      1.078          1.210               --
                                                       2003      1.000          1.078               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.308          1.457               --
                                                       2005      1.208          1.308               --
                                                       2004      1.072          1.208               --
                                                       2003      1.000          1.072               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.450          1.687               --
                                                       2005      1.334          1.450           57,728
                                                       2004      1.206          1.334               --
                                                       2003      1.000          1.206               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      2.267          2.854            1,866
                                                       2005      1.810          2.267            1,497
                                                       2004      1.477          1.810            1,411
                                                       2003      1.000          1.477               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.685          2.011           29,061
                                                       2005      1.557          1.685           10,361
                                                       2004      1.336          1.557           11,039
                                                       2003      1.213          1.336               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.617          1.936               --
                                                       2005      1.512          1.617               --
                                                       2004      1.326          1.512               --
                                                       2003      1.000          1.326               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.057          1.080               --
                                                       2005      1.062          1.057               --
                                                       2004      0.991          1.062               --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.231          1.271               --
                                                       2005      1.163          1.231               --
                                                       2004      1.093          1.163               --
                                                       2003      1.000          1.093               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.475          1.541               --
                                                       2005      1.336          1.475               --
                                                       2004      1.190          1.336               --
                                                       2003      1.000          1.190               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.500          1.589               --
                                                       2005      1.368          1.500               --
                                                       2004      1.384          1.368               --
                                                       2003      1.000          1.384               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.334          1.546               --
                                                       2005      1.286          1.334               --
                                                       2004      1.252          1.286               --
                                                       2003      1.000          1.252               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.538          1.723               --
                                                       2005      1.505          1.538               --
                                                       2004      1.333          1.505               --
                                                       2003      1.000          1.333               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.424          1.653            3,208
                                                       2005      1.393          1.424            3,212
                                                       2004      1.309          1.393            3,216
                                                       2003      1.000          1.309               --

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.445          1.679               --
                                                       2005      1.380          1.445               --
                                                       2004      1.272          1.380               --
                                                       2003      1.000          1.272               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.334          1.367            3,285
                                                       2005      1.290          1.334            3,288
                                                       2004      1.306          1.290            3,293
                                                       2003      1.000          1.306               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.665          1.845               --
                                                       2005      1.615          1.665               --
                                                       2004      1.428          1.615               --
                                                       2003      1.000          1.428               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.472          1.607               --
                                                       2005      1.364          1.472               --
                                                       2004      1.272          1.364               --
                                                       2003      1.000          1.272               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.343          1.520               --
                                                       2005      1.311          1.343               --
                                                       2004      1.210          1.311               --
                                                       2003      1.000          1.210               --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.331          1.470               --
                                                       2005      1.307          1.331               --
                                                       2004      1.227          1.307               --
                                                       2003      1.000          1.227               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      0.998          1.021               --
                                                       2005      0.992          0.998               --
                                                       2004      0.998          0.992               --
                                                       2003      1.000          0.998               --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.072          1.134               --
                                                       2005      1.045          1.072               --
                                                       2004      0.925          1.045               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.394          1.607            1,544
                                                       2005      1.374          1.394              275
                                                       2004      1.242          1.374               --
                                                       2003      1.000          1.242               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.629          1.797               --
                                                       2005      1.532          1.629               --
                                                       2004      1.257          1.532               --
                                                       2003      1.000          1.257               --

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.081          1.115               --
                                                       2005      1.060          1.081           73,056
                                                       2004      0.999          1.060               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.704               --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.306            2,947

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.633               --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.193               --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.956               --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.679            1,462

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.178           73,056

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.309               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.077           89,426

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.071               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.438               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.163               --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.385               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.219               --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.542               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.115               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.154               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.028               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.500               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.056           74,905

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.026           17,507

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.384               --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.471           58,213

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.059               --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.042               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.048               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.053               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.058               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.373            1,897

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.050               --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.068               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.146               --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.068               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.997          1.005               --
                                                       2005      0.986          0.997           18,645
                                                       2004      0.993          0.986           19,865
                                                       2003      1.000          0.993               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (7/04).....................................  2006      1.093          1.154               --
                                                       2005      1.052          1.093               --
                                                       2004      0.979          1.052               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.122          1.111               --
                                                       2005      1.119          1.122               --
                                                       2004      1.045          1.119               --
                                                       2003      1.000          1.045               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.050          1.071          219,980
                                                       2005      1.043          1.050          229,405
                                                       2004      1.012          1.043          239,136
                                                       2003      1.000          1.012          248,715

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.626          2.041               --
                                                       2005      1.475          1.626               --
                                                       2004      1.292          1.475               --
                                                       2003      1.000          1.292               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.863          2.147               --
                                                       2005      1.771          1.863               --
                                                       2004      1.428          1.771               --
                                                       2003      1.000          1.428               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.369          1.457               --
                                                       2005      1.281          1.369               --
                                                       2004      1.224          1.281               --
                                                       2003      1.000          1.224               --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.174          1.250               --
                                                       2005      1.190          1.174               --
                                                       2004      1.139          1.190               --
                                                       2003      1.000          1.139               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.641          1.791               --
                                                       2005      1.485          1.641               --
                                                       2004      1.298          1.485               --
                                                       2003      1.000          1.298               --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.367          1.436               --
                                                       2005      1.332          1.367           58,213
                                                       2004      1.233          1.332               --
                                                       2003      1.000          1.233               --

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.210          1.241               --
                                                       2005      1.201          1.210            2,951
                                                       2004      1.107          1.201            2,954
                                                       2003      1.000          1.107               --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.405          1.454               --
                                                       2005      1.358          1.405               --
                                                       2004      1.250          1.358               --
                                                       2003      1.000          1.250               --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.327          1.367               --
                                                       2005      1.243          1.327               --
                                                       2004      1.187          1.243               --
                                                       2003      1.000          1.187               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.072          1.140               --
                                                       2005      1.020          1.072               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.013          1.016               --
                                                       2005      1.000          1.013               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.030          1.066               --
                                                       2005      1.000          1.030               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.032          1.076               --
                                                       2005      1.000          1.032               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.035          1.054               --
                                                       2005      1.000          1.035               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.454          1.544               --
                                                       2005      1.321          1.454               --
                                                       2004      1.160          1.321               --
                                                       2003      1.000          1.160               --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.454          1.538               --
                                                       2005      1.436          1.454               --
                                                       2004      1.280          1.436               --
                                                       2003      1.000          1.280               --

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.246          1.286               --
                                                       2005      1.232          1.246            1,899
                                                       2004      1.125          1.232            1,901
                                                       2003      1.000          1.125               --

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.161          1.254               --
                                                       2005      1.110          1.161               --
                                                       2004      0.977          1.110               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.548          1.777               --
                                                       2005      1.438          1.548               --
                                                       2004      1.265          1.438               --
                                                       2003      1.000          1.265               --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.354          1.435               --
                                                       2005      1.300          1.354               --
                                                       2004      1.190          1.300               --
                                                       2003      1.000          1.190               --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.008          1.061               --
                                                       2005      1.000          1.008               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.105          1.115               --
                                                       2005      1.084          1.105               --
                                                       2004      0.979          1.084               --

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.028          1.018               --
                                                       2005      1.029          1.028           74,905
                                                       2004      1.014          1.029               --
                                                       2003      1.000          1.014               --

  Travelers Strategic Equity Subaccount (7/03).......  2006      1.333          1.390               --
                                                       2005      1.329          1.333               --
                                                       2004      1.227          1.329               --
                                                       2003      1.000          1.227               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.020          1.173               --
                                                       2005      1.000          1.020               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.977          1.121               --
                                                       2005      1.000          0.977               --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.072          1.033               --
                                                       2005      1.045          1.072               --
                                                       2004      1.007          1.045               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.487          1.696              732
                                                       2005      1.453          1.487              129
                                                       2004      1.259          1.453               --
                                                       2003      1.000          1.259               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.283          1.346               --
                                                       2005      1.210          1.283               --
                                                       2004      1.186          1.210               --
                                                       2003      1.000          1.186               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.606          1.759            1,739
                                                       2005      1.401          1.606            1,741
                                                       2004      1.238          1.401            1,744
                                                       2003      1.000          1.238               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.397          1.563               --
                                                       2005      1.178          1.397               --
                                                       2004      1.184          1.178               --
                                                       2003      1.000          1.184               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      2.002          2.211            3,364
                                                       2005      1.726          2.002            2,457
                                                       2004      1.409          1.726            2,264
                                                       2003      1.000          1.409               --




                         SEPARATE ACCOUNT CHARGES 1.80%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.160          1.132               --
                                                       2005      1.000          1.160               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.121          1.326               --
                                                       2005      1.000          1.121               --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.148          1.242            2,323
                                                       2005      1.000          1.148            1,179

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.043          1.180               --
                                                       2005      1.000          1.043               --

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.170          1.157               --
                                                       2005      1.000          1.170               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.088          1.417               --
                                                       2005      1.000          1.088               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.010          1.156               --
                                                       2005      1.000          1.010               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.062          1.082               --
                                                       2005      1.000          1.062               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.081          1.175               --
                                                       2005      1.000          1.081               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.107          1.233               --
                                                       2005      1.000          1.107               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.084          1.260               --
                                                       2005      1.000          1.084               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      1.212          1.525               --
                                                       2005      1.000          1.212               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.076          1.283              924
                                                       2005      1.000          1.076              251

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.066          1.275               --
                                                       2005      1.000          1.066               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      0.990          1.012               --
                                                       2005      1.000          0.990               --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.062          1.097               --
                                                       2005      1.000          1.062               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.135          1.185               --
                                                       2005      1.000          1.135               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.127          1.193               --
                                                       2005      1.000          1.127               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.044          1.209               --
                                                       2005      1.000          1.044               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.033          1.157               --
                                                       2005      1.000          1.033               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.037          1.203               --
                                                       2005      1.000          1.037               --

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.049          1.219               --
                                                       2005      1.000          1.049               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.058          1.083               --
                                                       2005      1.000          1.058               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.079          1.195               --
                                                       2005      1.000          1.079               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.094          1.193               --
                                                       2005      1.000          1.094               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.030          1.164              992
                                                       2005      1.000          1.030            6,709

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.031          1.138               --
                                                       2005      1.000          1.031               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      1.005          1.027               --
                                                       2005      1.000          1.005               --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.047          1.108               --
                                                       2005      1.000          1.047               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.028          1.184               --
                                                       2005      1.000          1.028            6,325

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.077          1.188            1,483
                                                       2005      1.000          1.077              989

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.021          1.053               --
                                                       2005      1.000          1.021               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.139               --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.080               --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.227               --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.192               --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.354               --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.185               --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.111               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.116               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.076               --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.071               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.138               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.163               --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.238               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.218               --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.193               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.115               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.054               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.027               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.082               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.020               --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.040               --

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.124               --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.110               --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.059               --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.041               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.048               --

  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.053               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.058               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.115            1,550

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.050               --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.067               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.074               --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          0.997               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.010          1.019               --
                                                       2005      1.000          1.010               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (7/04).....................................  2006      1.044          1.103               --
                                                       2005      1.000          1.044               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      0.993          0.983               --
                                                       2005      1.000          0.993               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.002          1.022               --
                                                       2005      1.000          1.002               --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.100          1.380               --
                                                       2005      1.000          1.100               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.057          1.218            1,417
                                                       2005      1.000          1.057              753

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.084          1.153               --
                                                       2005      1.000          1.084               --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.001          1.066               --
                                                       2005      1.000          1.001               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.097          1.198               --
                                                       2005      1.000          1.097               --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.032          1.084               --
                                                       2005      1.000          1.032               --

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.001          1.026               --
                                                       2005      1.000          1.001               --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.034          1.070               --
                                                       2005      1.000          1.034               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Large Cap Subaccount (9/03)..............  2006      1.078          1.111               --
                                                       2005      1.000          1.078               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.072          1.139               --
                                                       2005      1.020          1.072           12,258

  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.013          1.016               --
                                                       2005      1.000          1.013               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.030          1.066               --
                                                       2005      1.000          1.030               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.032          1.075               --
                                                       2005      1.000          1.032               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.034          1.054               --
                                                       2005      1.000          1.034               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.093          1.160               --
                                                       2005      1.000          1.093               --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.049          1.109               --
                                                       2005      1.000          1.049               --

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.012          1.044               --
                                                       2005      1.000          1.012              781

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.039          1.122               --
                                                       2005      1.000          1.039               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.072          1.230               --
                                                       2005      1.000          1.072               --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.048          1.111               --
                                                       2005      1.000          1.048               --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.008          1.060               --
                                                       2005      1.000          1.008               --

  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.010          1.019               --
                                                       2005      1.000          1.010               --

  Travelers Quality Bond Subaccount (8/03)...........  2006      0.993          0.983               --
                                                       2005      1.000          0.993               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (7/03).......  2006      1.047          1.092               --
                                                       2005      1.000          1.047               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.020          1.173               --
                                                       2005      1.000          1.020               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.977          1.120               --
                                                       2005      1.000          0.977               --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.001          0.964               --
                                                       2005      1.000          1.001               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.032          1.177              982
                                                       2005      1.000          1.032              517

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.075          1.128               --
                                                       2005      1.000          1.075               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.135          1.242               --
                                                       2005      1.000          1.135               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.181          1.321               --
                                                       2005      1.000          1.181               --

  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.143          1.261               --
                                                       2005      1.000          1.143               --

                         SEPARATE ACCOUNT CHARGES 1.85%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.372          1.338                --
                                                       2005      1.217          1.372            21,531
                                                       2004      1.144          1.217            21,531
                                                       2003      1.000          1.144            21,531

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.644          1.943           221,402
                                                       2005      1.468          1.644           203,231
                                                       2004      1.317          1.468           149,448
                                                       2003      1.000          1.317                --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.583          1.713         1,143,616
                                                       2005      1.388          1.583         1,142,869
                                                       2004      1.257          1.388           906,086
                                                       2003      1.000          1.257            53,198

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.412          1.597         1,229,681
                                                       2005      1.359          1.412         1,273,647
                                                       2004      1.254          1.359           946,118
                                                       2003      1.000          1.254            49,264

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.653          1.634                --
                                                       2005      1.425          1.653            40,076
                                                       2004      1.214          1.425            25,833
                                                       2003      1.000          1.214                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.712          2.229                --
                                                       2005      1.627          1.712           212,500
                                                       2004      1.262          1.627           172,018
                                                       2003      1.000          1.262            45,052

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.235          1.413            24,322
                                                       2005      1.206          1.235            23,679
                                                       2004      1.169          1.206            22,394
                                                       2003      1.000          1.169            21,793

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.455          1.483           153,319
                                                       2005      1.401          1.455           152,580
                                                       2004      1.282          1.401           109,418
                                                       2003      1.000          1.282            38,167

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.308          1.421                --
                                                       2005      1.209          1.308           171,237
                                                       2004      1.078          1.209            94,261
                                                       2003      1.000          1.078                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.305          1.453                --
                                                       2005      1.207          1.305           121,514
                                                       2004      1.072          1.207           107,614
                                                       2003      1.000          1.072                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.446          1.680                --
                                                       2005      1.332          1.446           226,330
                                                       2004      1.205          1.332           156,958
                                                       2003      1.000          1.205            11,224

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      2.261          2.843            39,584
                                                       2005      1.807          2.261            36,919
                                                       2004      1.476          1.807            30,080
                                                       2003      1.000          1.476             2,147

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.681          2.004            81,586
                                                       2005      1.554          1.681            77,833
                                                       2004      1.335          1.554            31,291
                                                       2003      1.213          1.335                --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.613          1.929                --
                                                       2005      1.509          1.613           232,706
                                                       2004      1.325          1.509           139,778
                                                       2003      1.000          1.325             7,958

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.055          1.078                --
                                                       2005      1.061          1.055           190,411
                                                       2004      0.991          1.061           170,089

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.227          1.267                --
                                                       2005      1.161          1.227             5,484
                                                       2004      1.092          1.161             5,484
                                                       2003      1.000          1.092                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.471          1.535                --
                                                       2005      1.334          1.471                --
                                                       2004      1.190          1.334                --
                                                       2003      1.000          1.190                --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.496          1.583             4,106
                                                       2005      1.366          1.496             4,282
                                                       2004      1.383          1.366             4,212
                                                       2003      1.000          1.383                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.331          1.541            14,793
                                                       2005      1.284          1.331            14,000
                                                       2004      1.251          1.284            13,137
                                                       2003      1.000          1.251             4,709

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.533          1.717                --
                                                       2005      1.502          1.533            38,722
                                                       2004      1.332          1.502            17,540
                                                       2003      1.000          1.332                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.421          1.647           124,578
                                                       2005      1.391          1.421           127,836
                                                       2004      1.308          1.391           125,494
                                                       2003      1.000          1.308            18,909

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.441          1.673           159,022
                                                       2005      1.378          1.441           168,014
                                                       2004      1.272          1.378           161,246
                                                       2003      1.000          1.272            72,552

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.331          1.362            82,732
                                                       2005      1.288          1.331            81,904
                                                       2004      1.306          1.288            34,345
                                                       2003      1.000          1.306             7,268

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.661          1.839           137,060
                                                       2005      1.613          1.661           140,022
                                                       2004      1.427          1.613           100,647
                                                       2003      1.000          1.427            42,389

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.469          1.601           162,013
                                                       2005      1.361          1.469           159,806
                                                       2004      1.271          1.361           118,346
                                                       2003      1.000          1.271            28,519

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.340          1.514           319,373
                                                       2005      1.309          1.340           328,028
                                                       2004      1.210          1.309           335,639
                                                       2003      1.000          1.210           132,206

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.327          1.465                --
                                                       2005      1.305          1.327                --
                                                       2004      1.226          1.305                --
                                                       2003      1.000          1.226                --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      0.996          1.018             5,078
                                                       2005      0.991          0.996             5,058
                                                       2004      0.998          0.991             4,481
                                                       2003      1.000          0.998                --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.070          1.131                --
                                                       2005      1.044          1.070                --
                                                       2004      0.924          1.044                --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.391          1.601           253,456
                                                       2005      1.372          1.391           259,387
                                                       2004      1.241          1.372           188,037
                                                       2003      1.000          1.241            16,267

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.625          1.790           190,620
                                                       2005      1.529          1.625           236,390
                                                       2004      1.256          1.529           209,822
                                                       2003      1.000          1.256            23,535

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.080          1.113                --
                                                       2005      1.059          1.080           104,620
                                                       2004      0.999          1.059           109,870

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.698           131,042

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.302           138,504

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.627           111,494

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.192                --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.949           115,045

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.673            48,445

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.175            82,008

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.304            37,064

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.076           388,115

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.070                --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.433            19,262

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.162                --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.381            18,848

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.218           322,183

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.536             3,409

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.114                --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.151            74,001

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.027           206,695

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.494            66,494

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.053           107,985

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.023           277,205

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.379           133,617

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.466           181,470

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.059                --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.041                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.047                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.053                --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.058                --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.368           412,555

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.049           626,421

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.067            29,418

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.143           179,727

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.065            11,821

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.994          1.002                --
                                                       2005      0.984          0.994            43,974
                                                       2004      0.992          0.984            36,220
                                                       2003      1.000          0.992                --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (7/04).....................................  2006      1.091          1.152                --
                                                       2005      1.051          1.091            55,601
                                                       2004      0.978          1.051            28,670

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.119          1.107           110,141
                                                       2005      1.117          1.119           107,978
                                                       2004      1.045          1.117            75,765
                                                       2003      1.000          1.045                --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.047          1.067           439,809
                                                       2005      1.041          1.047           433,544
                                                       2004      1.011          1.041           332,672
                                                       2003      1.000          1.011            85,993

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.622          2.034            40,574
                                                       2005      1.473          1.622            41,695
                                                       2004      1.291          1.473            42,749
                                                       2003      1.000          1.291            18,770

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.858          2.139           103,718
                                                       2005      1.768          1.858           102,688
                                                       2004      1.427          1.768            75,102
                                                       2003      1.000          1.427                --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.365          1.453                --
                                                       2005      1.279          1.365            18,892
                                                       2004      1.224          1.279             9,313
                                                       2003      1.000          1.224                --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.170          1.247                --
                                                       2005      1.188          1.170            52,122
                                                       2004      1.139          1.188            43,059
                                                       2003      1.000          1.139             7,528

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.637          1.786                --
                                                       2005      1.483          1.637           134,671
                                                       2004      1.297          1.483           128,859
                                                       2003      1.000          1.297            13,688

  Travelers Equity Income Subaccount (7/03)..........  2006      1.364          1.432                --
                                                       2005      1.330          1.364           183,501
                                                       2004      1.233          1.330           158,224
                                                       2003      1.000          1.233            20,772

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.207          1.237                --
                                                       2005      1.199          1.207           145,289
                                                       2004      1.107          1.199           120,456
                                                       2003      1.000          1.107            45,803

  Travelers Federated Stock Subaccount (6/03)........  2006      1.401          1.450                --
                                                       2005      1.355          1.401            35,349
                                                       2004      1.249          1.355            88,981
                                                       2003      1.000          1.249                --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.324          1.363                --
                                                       2005      1.241          1.324           127,209
                                                       2004      1.186          1.241           118,688
                                                       2003      1.000          1.186            51,004

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.072          1.139                --
                                                       2005      1.020          1.072                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.013          1.016                --
                                                       2005      1.000          1.013                --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.029          1.065                --
                                                       2005      1.000          1.029                --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.031          1.075                --
                                                       2005      1.000          1.031                --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.034          1.053                --
                                                       2005      1.000          1.034                --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.451          1.539                --
                                                       2005      1.319          1.451           114,623
                                                       2004      1.159          1.319           116,929
                                                       2003      1.000          1.159                --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.450          1.533                --
                                                       2005      1.433          1.450            65,931
                                                       2004      1.280          1.433            39,384
                                                       2003      1.000          1.280            10,082

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.243          1.282                --
                                                       2005      1.230          1.243           569,608
                                                       2004      1.124          1.230           414,664
                                                       2003      1.000          1.124           231,203

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.159          1.252                --
                                                       2005      1.109          1.159            18,855
                                                       2004      0.977          1.109            18,861

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.544          1.772                --
                                                       2005      1.436          1.544            58,937
                                                       2004      1.264          1.436            55,863
                                                       2003      1.000          1.264                --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.350          1.431                --
                                                       2005      1.297          1.350             3,412
                                                       2004      1.189          1.297             3,416
                                                       2003      1.000          1.189                --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.008          1.060                --
                                                       2005      1.000          1.008                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.103          1.113                --
                                                       2005      1.084          1.103            74,459
                                                       2004      0.979          1.084            52,334

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.025          1.015                --
                                                       2005      1.027          1.025           105,771
                                                       2004      1.013          1.027            86,898
                                                       2003      1.000          1.013             4,955

  Travelers Strategic Equity Subaccount (7/03).......  2006      1.329          1.386                --
                                                       2005      1.327          1.329             5,475
                                                       2004      1.226          1.327            10,950
                                                       2003      1.000          1.226            10,950

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.019          1.173                --
                                                       2005      1.000          1.019                --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.977          1.120                --
                                                       2005      1.000          0.977                --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.070          1.031                --
                                                       2005      1.045          1.070           118,408
                                                       2004      1.007          1.045           116,718

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.483          1.689           180,598
                                                       2005      1.451          1.483           179,991
                                                       2004      1.259          1.451           125,674
                                                       2003      1.000          1.259             1,953

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.279          1.341                --
                                                       2005      1.208          1.279                --
                                                       2004      1.185          1.208                --
                                                       2003      1.000          1.185                --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.602          1.752           190,461
                                                       2005      1.399          1.602           161,829
                                                       2004      1.237          1.399           115,023
                                                       2003      1.000          1.237             1,947

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.394          1.557                --
                                                       2005      1.176          1.394                --
                                                       2004      1.183          1.176                --
                                                       2003      1.000          1.183                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.997          2.203           198,821
                                                       2005      1.723          1.997           228,557
                                                       2004      1.408          1.723           161,983
                                                       2003      1.000          1.408            18,696

                         SEPARATE ACCOUNT CHARGES 1.90%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.260          1.229               --
                                                       2005      1.119          1.260               --
                                                       2004      1.052          1.119               --
                                                       2003      1.025          1.052               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.389          1.641               --
                                                       2005      1.241          1.389               --
                                                       2004      1.114          1.241               --
                                                       2003      1.000          1.114               --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.368          1.480               --
                                                       2005      1.200          1.368               --
                                                       2004      1.087          1.200               --
                                                       2003      1.000          1.087               --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.234          1.395               --
                                                       2005      1.188          1.234               --
                                                       2004      1.097          1.188               --
                                                       2003      1.000          1.097               --

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.494          1.477               --
                                                       2005      1.288          1.494               --
                                                       2004      1.098          1.288               --
                                                       2003      1.052          1.098               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.508          1.963               --
                                                       2005      1.434          1.508               --
                                                       2004      1.113          1.434               --
                                                       2003      1.000          1.113               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.147          1.311               --
                                                       2005      1.120          1.147               --
                                                       2004      1.087          1.120               --
                                                       2003      1.000          1.087               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.215          1.237               --
                                                       2005      1.171          1.215               --
                                                       2004      1.072          1.171               --
                                                       2003      1.000          1.072               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.306          1.419               --
                                                       2005      1.208          1.306               --
                                                       2004      1.078          1.208               --
                                                       2003      1.034          1.078               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.304          1.452               --
                                                       2005      1.206          1.304               --
                                                       2004      1.072          1.206               --
                                                       2003      1.034          1.072               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.315          1.527               --
                                                       2005      1.212          1.315               --
                                                       2004      1.097          1.212               --
                                                       2003      1.000          1.097               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      1.825          2.294               --
                                                       2005      1.460          1.825               --
                                                       2004      1.193          1.460               --
                                                       2003      1.000          1.193               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.399          1.667           54,400
                                                       2005      1.294          1.399           59,262
                                                       2004      1.113          1.294           62,699
                                                       2003      1.000          1.113               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.351          1.614               --
                                                       2005      1.264          1.351               --
                                                       2004      1.111          1.264               --
                                                       2003      1.000          1.111               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.054          1.077               --
                                                       2005      1.060          1.054               --
                                                       2004      0.991          1.060               --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.188          1.226               --
                                                       2005      1.125          1.188               --
                                                       2004      1.059          1.125               --
                                                       2003      1.000          1.059               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.302          1.359               --
                                                       2005      1.181          1.302               --
                                                       2004      1.054          1.181               --
                                                       2003      1.037          1.054               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.170          1.238               --
                                                       2005      1.069          1.170               --
                                                       2004      1.083          1.069               --
                                                       2003      1.049          1.083               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.175          1.359               --
                                                       2005      1.134          1.175               --
                                                       2004      1.106          1.134               --
                                                       2003      1.000          1.106               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.267          1.418               --
                                                       2005      1.242          1.267               --
                                                       2004      1.102          1.242               --
                                                       2003      1.003          1.102               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.204          1.395               --
                                                       2005      1.179          1.204               --
                                                       2004      1.109          1.179               --
                                                       2003      1.000          1.109               --

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.264          1.467               --
                                                       2005      1.209          1.264               --
                                                       2004      1.117          1.209               --
                                                       2003      1.000          1.117               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.119          1.144               --
                                                       2005      1.084          1.119               --
                                                       2004      1.099          1.084               --
                                                       2003      0.983          1.099               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.295          1.433               --
                                                       2005      1.258          1.295               --
                                                       2004      1.114          1.258               --
                                                       2003      1.000          1.114               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.244          1.356               --
                                                       2005      1.154          1.244               --
                                                       2004      1.078          1.154               --
                                                       2003      1.000          1.078               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.210          1.367               --
                                                       2005      1.183          1.210               --
                                                       2004      1.093          1.183               --
                                                       2003      1.000          1.093               --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.176          1.297               --
                                                       2005      1.156          1.176               --
                                                       2004      1.087          1.156               --
                                                       2003      1.000          1.087               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      0.995          1.016               --
                                                       2005      0.990          0.995               --
                                                       2004      0.998          0.990               --
                                                       2003      0.997          0.998               --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.069          1.130               --
                                                       2005      1.044          1.069               --
                                                       2004      0.924          1.044               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.241          1.428               --
                                                       2005      1.225          1.241               --
                                                       2004      1.109          1.225               --
                                                       2003      1.000          1.109               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.426          1.571               --
                                                       2005      1.343          1.426               --
                                                       2004      1.104          1.343               --
                                                       2003      1.000          1.104               --

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.079          1.112               --
                                                       2005      1.059          1.079               --
                                                       2004      0.999          1.059               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.439               --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.237               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.483               --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.191               --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.739               --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.511               --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.173               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.229               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.075               --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.070               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.263               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.161               --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.379               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.218               --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.411               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.113               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.149               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.027               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.235               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.051               --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.025            1,312

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.255               --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.308               --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.058               --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.041               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.047               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.052               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.057               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.289               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.049               --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.067               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.142               --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.063               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.997          1.005               --
                                                       2005      0.988          0.997            1,251
                                                       2004      0.996          0.988            1,115
                                                       2003      1.000          0.996               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (7/04).....................................  2006      1.090          1.151               --
                                                       2005      1.051          1.090               --
                                                       2004      0.978          1.051               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.102          1.089               --
                                                       2005      1.100          1.102               --
                                                       2004      1.030          1.100               --
                                                       2003      0.997          1.030               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.046          1.066               --
                                                       2005      1.041          1.046               --
                                                       2004      1.011          1.041               --
                                                       2003      1.000          1.011               --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.421          1.780               --
                                                       2005      1.290          1.421               --
                                                       2004      1.132          1.290               --
                                                       2003      1.000          1.132               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.498          1.725               --
                                                       2005      1.427          1.498               --
                                                       2004      1.152          1.427               --
                                                       2003      1.000          1.152               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.205          1.281               --
                                                       2005      1.129          1.205               --
                                                       2004      1.080          1.129               --
                                                       2003      1.055          1.080               --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.104          1.175               --
                                                       2005      1.121          1.104               --
                                                       2004      1.075          1.121               --
                                                       2003      1.000          1.075               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.388          1.514               --
                                                       2005      1.258          1.388               --
                                                       2004      1.101          1.258               --
                                                       2003      1.000          1.101               --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.217          1.278               --
                                                       2005      1.187          1.217               --
                                                       2004      1.101          1.187               --
                                                       2003      1.000          1.101               --

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.148          1.176               --
                                                       2005      1.141          1.148               --
                                                       2004      1.054          1.141               --
                                                       2003      1.000          1.054               --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.265          1.309               --
                                                       2005      1.224          1.265               --
                                                       2004      1.129          1.224               --
                                                       2003      1.000          1.129               --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.205          1.240               --
                                                       2005      1.130          1.205               --
                                                       2004      1.081          1.130               --
                                                       2003      1.000          1.081               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.072          1.138               --
                                                       2005      1.019          1.072               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.013          1.016               --
                                                       2005      1.000          1.013               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.029          1.065               --
                                                       2005      1.000          1.029               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.031          1.075               --
                                                       2005      1.000          1.031               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.034          1.053               --
                                                       2005      1.000          1.034               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.323          1.404               --
                                                       2005      1.204          1.323               --
                                                       2004      1.058          1.204               --
                                                       2003      1.000          1.058               --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.199          1.267               --
                                                       2005      1.186          1.199               --
                                                       2004      1.059          1.186               --
                                                       2003      1.000          1.059               --

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.172          1.208               --
                                                       2005      1.160          1.172               --
                                                       2004      1.060          1.160               --
                                                       2003      1.000          1.060               --

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.158          1.251               --
                                                       2005      1.109          1.158               --
                                                       2004      0.977          1.109               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.378          1.581               --
                                                       2005      1.282          1.378               --
                                                       2004      1.129          1.282               --
                                                       2003      1.000          1.129               --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.240          1.315               --
                                                       2005      1.193          1.240               --
                                                       2004      1.094          1.193               --
                                                       2003      1.000          1.094               --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.008          1.060               --
                                                       2005      1.000          1.008               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.102          1.112               --
                                                       2005      1.083          1.102               --
                                                       2004      0.979          1.083               --

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.024          1.014               --
                                                       2005      1.027          1.024               --
                                                       2004      1.013          1.027               --
                                                       2003      1.000          1.013               --

  Travelers Strategic Equity Subaccount (7/03).......  2006      1.157          1.206               --
                                                       2005      1.156          1.157               --
                                                       2004      1.069          1.156               --
                                                       2003      1.000          1.069               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.019          1.172               --
                                                       2005      1.000          1.019               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.977          1.119               --
                                                       2005      1.000          0.977               --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.069          1.030               --
                                                       2005      1.044          1.069               --
                                                       2004      1.007          1.044               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.301          1.482               --
                                                       2005      1.274          1.301               --
                                                       2004      1.105          1.274               --
                                                       2003      1.000          1.105               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.165          1.221               --
                                                       2005      1.101          1.165               --
                                                       2004      1.089          1.101               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.418          1.550               --
                                                       2005      1.239          1.418               --
                                                       2004      1.096          1.239               --
                                                       2003      1.000          1.096               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.272          1.420               --
                                                       2005      1.074          1.272               --
                                                       2004      1.081          1.074               --
                                                       2003      1.000          1.081               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.616          1.783               --
                                                       2005      1.396          1.616               --
                                                       2004      1.141          1.396               --
                                                       2003      1.000          1.141               --

                         SEPARATE ACCOUNT CHARGES 1.95%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.368          1.333                --
                                                       2005      1.215          1.368            11,871
                                                       2004      1.143          1.215            11,871
                                                       2003      1.000          1.143                --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.639          1.936           907,945
                                                       2005      1.465          1.639           890,621
                                                       2004      1.316          1.465           724,379
                                                       2003      1.000          1.316           334,172

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.579          1.707         3,395,987
                                                       2005      1.386          1.579         3,512,883
                                                       2004      1.256          1.386         2,792,430
                                                       2003      1.000          1.256         1,108,174

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.408          1.591         3,963,367
                                                       2005      1.357          1.408         4,037,531
                                                       2004      1.253          1.357         3,426,738
                                                       2003      1.000          1.253         1,314,244

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.649          1.629                --
                                                       2005      1.422          1.649            61,067
                                                       2004      1.213          1.422            46,310
                                                       2003      1.000          1.213             2,811

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.708          2.221                --
                                                       2005      1.625          1.708           611,999
                                                       2004      1.261          1.625           497,837
                                                       2003      1.000          1.261           150,157

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.232          1.408            73,646
                                                       2005      1.204          1.232            71,885
                                                       2004      1.168          1.204            42,223
                                                       2003      1.000          1.168            35,461

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.452          1.477           126,530
                                                       2005      1.399          1.452            99,147
                                                       2004      1.281          1.399            23,233
                                                       2003      1.000          1.281               464

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.305          1.417                --
                                                       2005      1.208          1.305           512,941
                                                       2004      1.078          1.208           390,647
                                                       2003      1.000          1.078                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.302          1.450                --
                                                       2005      1.206          1.302           256,618
                                                       2004      1.071          1.206           181,355
                                                       2003      1.000          1.071                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.442          1.674                --
                                                       2005      1.330          1.442           390,353
                                                       2004      1.204          1.330           247,727
                                                       2003      1.000          1.204           111,096

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      2.255          2.833           177,466
                                                       2005      1.804          2.255           155,118
                                                       2004      1.475          1.804           103,518
                                                       2003      1.000          1.475            32,338

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.676          1.996           384,846
                                                       2005      1.551          1.676           258,807
                                                       2004      1.335          1.551           177,969
                                                       2003      1.212          1.335                --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.609          1.922                --
                                                       2005      1.507          1.609           259,235
                                                       2004      1.324          1.507           237,265
                                                       2003      1.000          1.324            59,268

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.053          1.076                --
                                                       2005      1.060          1.053           150,011
                                                       2004      0.991          1.060            24,059

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.224          1.263                --
                                                       2005      1.159          1.224            25,253
                                                       2004      1.092          1.159            25,260
                                                       2003      1.000          1.092            24,024

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.467          1.530            12,822
                                                       2005      1.332          1.467            12,822
                                                       2004      1.189          1.332            12,822
                                                       2003      1.000          1.189            12,822

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.492          1.577            41,260
                                                       2005      1.363          1.492            42,686
                                                       2004      1.382          1.363            17,360
                                                       2003      1.000          1.382                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.327          1.535                --
                                                       2005      1.282          1.327                --
                                                       2004      1.250          1.282                --
                                                       2003      1.000          1.250                --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.529          1.711                --
                                                       2005      1.499          1.529           218,815
                                                       2004      1.331          1.499           162,415
                                                       2003      1.000          1.331             7,627

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.417          1.641           107,036
                                                       2005      1.388          1.417            96,324
                                                       2004      1.307          1.388           157,285
                                                       2003      1.000          1.307            17,869

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.437          1.667            51,803
                                                       2005      1.375          1.437            51,059
                                                       2004      1.271          1.375            38,512
                                                       2003      1.000          1.271            22,276

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.327          1.357            80,428
                                                       2005      1.286          1.327            80,380
                                                       2004      1.305          1.286            80,391
                                                       2003      1.000          1.305            69,744

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.656          1.832           174,673
                                                       2005      1.610          1.656           179,850
                                                       2004      1.426          1.610           153,104
                                                       2003      1.000          1.426            27,380

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.465          1.595           104,677
                                                       2005      1.359          1.465           101,933
                                                       2004      1.270          1.359            48,065
                                                       2003      1.000          1.270                --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.336          1.508           661,156
                                                       2005      1.307          1.336           736,008
                                                       2004      1.209          1.307           689,882
                                                       2003      1.000          1.209           286,088

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.324          1.459            17,254
                                                       2005      1.303          1.324             5,589
                                                       2004      1.225          1.303             4,814
                                                       2003      1.000          1.225                --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      0.994          1.015           134,938
                                                       2005      0.990          0.994           134,159
                                                       2004      0.998          0.990            41,915
                                                       2003      1.000          0.998                --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.068          1.128            48,291
                                                       2005      1.043          1.068            48,291
                                                       2004      0.924          1.043                --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.387          1.595           663,993
                                                       2005      1.370          1.387           690,151
                                                       2004      1.240          1.370           373,529
                                                       2003      1.000          1.240             5,171

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.620          1.783           453,233
                                                       2005      1.527          1.620           448,170
                                                       2004      1.255          1.527           184,238
                                                       2003      1.000          1.255            22,815

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.078          1.111                --
                                                       2005      1.058          1.078            61,036
                                                       2004      0.999          1.058             3,257

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.692            44,949

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.297           183,512

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.621           161,509

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.190            51,064

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.942            89,335

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.667            75,227

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.171            84,877

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.299           120,933

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.075           869,427

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.069             7,885

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.428            11,464

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.160             7,834

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.377           121,387

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.217         1,022,204

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.531            34,679

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.112                --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.148           197,450

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.026           786,231

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.489            63,494

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.049           271,695

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.019           410,536

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.374           171,147

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.461           280,866

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.058                --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.040                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.047                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.052           103,264

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.057                --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.363           890,651

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.049         1,153,094

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.066            16,171

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.140           148,755

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.062            20,856

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.991          0.999                --
                                                       2005      0.982          0.991           555,003
                                                       2004      0.992          0.982         1,188,876
                                                       2003      1.000          0.992            90,248

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (7/04).....................................  2006      1.089          1.149                --
                                                       2005      1.050          1.089           122,363
                                                       2004      0.978          1.050             5,752

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.116          1.102           410,148
                                                       2005      1.115          1.116           393,976
                                                       2004      1.044          1.115           184,711
                                                       2003      1.000          1.044            17,217

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.044          1.063           858,597
                                                       2005      1.039          1.044           853,077
                                                       2004      1.010          1.039           683,510
                                                       2003      1.000          1.010             8,553

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.618          2.026             1,120
                                                       2005      1.470          1.618             2,823
                                                       2004      1.290          1.470             3,230
                                                       2003      1.000          1.290                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.853          2.132            97,634
                                                       2005      1.765          1.853            79,046
                                                       2004      1.426          1.765            32,407
                                                       2003      1.000          1.426                --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.362          1.448                --
                                                       2005      1.277          1.362            24,001
                                                       2004      1.223          1.277            11,734
                                                       2003      1.000          1.223                --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.167          1.243                --
                                                       2005      1.186          1.167           108,317
                                                       2004      1.138          1.186            59,172
                                                       2003      1.000          1.138                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.632          1.781                --
                                                       2005      1.480          1.632            42,362
                                                       2004      1.296          1.480            42,350
                                                       2003      1.000          1.296             9,293

  Travelers Equity Income Subaccount (7/03)..........  2006      1.360          1.427                --
                                                       2005      1.327          1.360           293,931
                                                       2004      1.232          1.327           305,326
                                                       2003      1.000          1.232            62,666

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.204          1.233                --
                                                       2005      1.197          1.204           185,732
                                                       2004      1.106          1.197           228,788
                                                       2003      1.000          1.106            17,004

  Travelers Federated Stock Subaccount (6/03)........  2006      1.398          1.446                --
                                                       2005      1.353          1.398            50,535
                                                       2004      1.248          1.353            38,606
                                                       2003      1.000          1.248            18,144

  Travelers Large Cap Subaccount (9/03)..............  2006      1.320          1.359                --
                                                       2005      1.239          1.320           130,468
                                                       2004      1.186          1.239           101,643
                                                       2003      1.000          1.186            27,138

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.071          1.138                --
                                                       2005      1.019          1.071                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.013          1.015                --
                                                       2005      1.000          1.013                --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.029          1.064                --
                                                       2005      1.000          1.029                --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.031          1.074                --
                                                       2005      1.000          1.031                --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.033          1.052                --
                                                       2005      1.000          1.033                --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.447          1.534                --
                                                       2005      1.317          1.447           179,103
                                                       2004      1.158          1.317           169,721
                                                       2003      1.000          1.158            19,489

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.446          1.528                --
                                                       2005      1.431          1.446           100,741
                                                       2004      1.279          1.431            60,927
                                                       2003      1.000          1.279            10,971

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.240          1.278                --
                                                       2005      1.228          1.240           841,464
                                                       2004      1.123          1.228           697,939
                                                       2003      1.000          1.123            68,755

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.157          1.249                --
                                                       2005      1.109          1.157            97,222
                                                       2004      0.977          1.109             7,576

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.540          1.766                --
                                                       2005      1.433          1.540           149,933
                                                       2004      1.263          1.433           100,973
                                                       2003      1.000          1.263             8,472

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.346          1.427                --
                                                       2005      1.295          1.346            35,336
                                                       2004      1.188          1.295            12,601
                                                       2003      1.000          1.188                --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.008          1.059                --
                                                       2005      1.000          1.008             7,520

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.101          1.111                --
                                                       2005      1.083          1.101           171,663
                                                       2004      0.979          1.083            44,517

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.022          1.012                --
                                                       2005      1.026          1.022           264,301
                                                       2004      1.013          1.026           383,445
                                                       2003      1.000          1.013             1,178

  Travelers Strategic Equity Subaccount (7/03).......  2006      1.326          1.382                --
                                                       2005      1.325          1.326            31,560
                                                       2004      1.225          1.325            28,511
                                                       2003      1.000          1.225            22,609

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.019          1.172                --
                                                       2005      1.000          1.019             7,500

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.977          1.119                --
                                                       2005      1.000          0.977            19,939

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.068          1.029                --
                                                       2005      1.044          1.068            46,834
                                                       2004      1.007          1.044               504

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.479          1.683           363,935
                                                       2005      1.448          1.479           294,679
                                                       2004      1.258          1.448           188,616
                                                       2003      1.000          1.258            74,545

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.276          1.336            11,091
                                                       2005      1.206          1.276            23,247
                                                       2004      1.185          1.206            23,247
                                                       2003      1.000          1.185                --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.598          1.746           670,995
                                                       2005      1.397          1.598           544,815
                                                       2004      1.237          1.397           336,428
                                                       2003      1.000          1.237           101,724

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.390          1.551            10,861
                                                       2005      1.174          1.390            10,861
                                                       2004      1.182          1.174            10,861
                                                       2003      1.000          1.182                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.991          2.195           457,429
                                                       2005      1.720          1.991           458,516
                                                       2004      1.407          1.720           278,559
                                                       2003      1.000          1.407            39,726

                         SEPARATE ACCOUNT CHARGES 2.00%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.194          1.163              --
                                                       2005      1.060          1.194              --
                                                       2004      1.000          1.060              --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.247          1.472              --
                                                       2005      1.115          1.247              --
                                                       2004      1.000          1.115              --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.239          1.339              --
                                                       2005      1.088          1.239              --
                                                       2004      1.000          1.088              --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.107          1.250              --
                                                       2005      1.067          1.107              --
                                                       2004      1.000          1.067              --

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.357          1.341              --
                                                       2005      1.172          1.357              --
                                                       2004      1.000          1.172              --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.355          1.762              --
                                                       2005      1.290          1.355              --
                                                       2004      1.000          1.290              --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.048          1.197              --
                                                       2005      1.024          1.048              --
                                                       2004      1.000          1.024              --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.136          1.156              --
                                                       2005      1.096          1.136              --
                                                       2004      1.000          1.096              --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.208          1.312              --
                                                       2005      1.119          1.208              --
                                                       2004      1.000          1.119              --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.210          1.347              --
                                                       2005      1.121          1.210              --
                                                       2004      1.000          1.121              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.195          1.386              --
                                                       2005      1.102          1.195              --
                                                       2004      1.000          1.102              --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      1.579          1.982              --
                                                       2005      1.264          1.579              --
                                                       2004      1.000          1.264              --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.251          1.489           4,508
                                                       2005      1.158          1.251           4,934
                                                       2004      1.000          1.158              --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.197          1.429              --
                                                       2005      1.122          1.197              --
                                                       2004      1.000          1.122              --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.071          1.093              --
                                                       2005      1.078          1.071              --
                                                       2004      1.008          1.078              --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.130          1.165              --
                                                       2005      1.070          1.130              --
                                                       2004      1.000          1.070              --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.146          1.194              --
                                                       2005      1.041          1.146              --
                                                       2004      1.000          1.041              --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.153          1.219              --
                                                       2005      1.054          1.153              --
                                                       2004      1.000          1.054              --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.127          1.303              --
                                                       2005      1.089          1.127              --
                                                       2004      1.000          1.089              --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.150          1.286              --
                                                       2005      1.128          1.150              --
                                                       2004      1.000          1.128              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.080          1.251              --
                                                       2005      1.059          1.080              --
                                                       2004      1.000          1.059              --

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.129          1.309              --
                                                       2005      1.082          1.129              --
                                                       2004      1.000          1.082              --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.024          1.046              --
                                                       2005      0.993          1.024              --
                                                       2004      1.000          0.993              --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.201          1.328              --
                                                       2005      1.168          1.201              --
                                                       2004      1.000          1.168              --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.138          1.239              --
                                                       2005      1.056          1.138              --
                                                       2004      1.000          1.056              --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.095          1.236              --
                                                       2005      1.072          1.095              --
                                                       2004      1.000          1.072              --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.084          1.195              --
                                                       2005      1.067          1.084              --
                                                       2004      1.000          1.067              --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      1.003          1.024              --
                                                       2005      1.000          1.003              --
                                                       2004      1.000          1.000              --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.103          1.164              --
                                                       2005      1.077          1.103              --
                                                       2004      0.954          1.077              --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.115          1.282              --
                                                       2005      1.102          1.115              --
                                                       2004      1.000          1.102              --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.234          1.357              --
                                                       2005      1.163          1.234              --
                                                       2004      1.000          1.163              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.093          1.126              --
                                                       2005      1.074          1.093              --
                                                       2004      1.013          1.074              --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.280              --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.169              --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.385              --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.189              --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.553              --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.371              --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.187              --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.143              --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.075              --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.069              --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.180              --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.159              --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.400              --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.217              --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.293              --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.112              --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.171              --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.026              --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.118              --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.056              --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.032              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.164              --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.214              --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.057              --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.040              --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.046              --

  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.052              --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.057              --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.218              --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.048              --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.066              --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.158              --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.092              --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.005          1.012              --
                                                       2005      0.996          1.005              --
                                                       2004      1.000          0.996              --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (7/04).....................................  2006      1.104          1.165              --
                                                       2005      1.065          1.104              --
                                                       2004      0.992          1.065              --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.070          1.056              --
                                                       2005      1.070          1.070              --
                                                       2004      1.000          1.070              --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.051          1.069              --
                                                       2005      1.046          1.051              --
                                                       2004      1.000          1.046              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.277          1.599              --
                                                       2005      1.161          1.277              --
                                                       2004      1.000          1.161              --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.254          1.442              --
                                                       2005      1.195          1.254              --
                                                       2004      1.000          1.195              --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.126          1.198              --
                                                       2005      1.057          1.126              --
                                                       2004      1.000          1.057              --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.027          1.094              --
                                                       2005      1.044          1.027              --
                                                       2004      1.000          1.044              --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.235          1.348              --
                                                       2005      1.121          1.235              --
                                                       2004      1.000          1.121              --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.131          1.187              --
                                                       2005      1.104          1.131              --
                                                       2004      1.000          1.104              --

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.086          1.112              --
                                                       2005      1.080          1.086              --
                                                       2004      1.000          1.080              --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.116          1.155              --
                                                       2005      1.081          1.116              --
                                                       2004      1.000          1.081              --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.119          1.152              --
                                                       2005      1.050          1.119              --
                                                       2004      1.000          1.050              --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.071          1.137              --
                                                       2005      1.019          1.071              --

  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.013          1.015              --
                                                       2005      1.000          1.013              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.029          1.064              --
                                                       2005      1.000          1.029              --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.031          1.074              --
                                                       2005      1.000          1.031              --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.033          1.052              --
                                                       2005      1.000          1.033              --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.237          1.312              --
                                                       2005      1.126          1.237              --
                                                       2004      1.000          1.126              --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.086          1.148              --
                                                       2005      1.075          1.086              --
                                                       2004      1.000          1.075              --

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.108          1.142              --
                                                       2005      1.098          1.108              --
                                                       2004      1.000          1.098              --

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.178          1.271              --
                                                       2005      1.128          1.178              --
                                                       2004      0.994          1.128              --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.232          1.413              --
                                                       2005      1.147          1.232              --
                                                       2004      1.000          1.147              --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.138          1.206              --
                                                       2005      1.095          1.138              --
                                                       2004      1.000          1.095              --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.008          1.059              --
                                                       2005      1.000          1.008              --

  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.124          1.134              --
                                                       2005      1.106          1.124              --
                                                       2004      1.000          1.106              --

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.030          1.019              --
                                                       2005      1.034          1.030              --
                                                       2004      1.000          1.034              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (7/03).......  2006      1.100          1.146              --
                                                       2005      1.100          1.100              --
                                                       2004      1.000          1.100              --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.019          1.171              --
                                                       2005      1.000          1.019              --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.976          1.118              --
                                                       2005      1.000          0.976              --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.099          1.058              --
                                                       2005      1.074          1.099              --
                                                       2004      1.036          1.074              --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.156          1.315              --
                                                       2005      1.133          1.156              --
                                                       2004      1.000          1.133              --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.099          1.151              --
                                                       2005      1.040          1.099              --
                                                       2004      1.000          1.040              --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.268          1.385              --
                                                       2005      1.109          1.268              --
                                                       2004      1.000          1.109              --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.232          1.375              --
                                                       2005      1.042          1.232              --
                                                       2004      1.000          1.042              --

  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.422          1.567              --
                                                       2005      1.229          1.422              --
                                                       2004      1.000          1.229              --

                         SEPARATE ACCOUNT CHARGES 2.05%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.365          1.329               --
                                                       2005      1.213          1.365               --
                                                       2004      1.143          1.213               --
                                                       2003      1.000          1.143               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.635          1.929           97,988
                                                       2005      1.463          1.635           68,765
                                                       2004      1.316          1.463            3,927
                                                       2003      1.000          1.316               --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.575          1.700          262,394
                                                       2005      1.383          1.575          191,300
                                                       2004      1.255          1.383           11,535
                                                       2003      1.000          1.255               --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.404          1.585          257,226
                                                       2005      1.354          1.404          228,416
                                                       2004      1.253          1.354            9,193
                                                       2003      1.000          1.253               --

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.644          1.625               --
                                                       2005      1.420          1.644            3,304
                                                       2004      1.213          1.420               --
                                                       2003      1.000          1.213               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.703          2.213               --
                                                       2005      1.622          1.703           13,337
                                                       2004      1.260          1.622            8,022
                                                       2003      1.000          1.260               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.229          1.402               --
                                                       2005      1.202          1.229               --
                                                       2004      1.168          1.202               --
                                                       2003      1.000          1.168               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.448          1.472           32,157
                                                       2005      1.397          1.448              905
                                                       2004      1.280          1.397               --
                                                       2003      1.000          1.280               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.302          1.414               --
                                                       2005      1.206          1.302           96,012
                                                       2004      1.078          1.206           18,660
                                                       2003      1.000          1.078               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.299          1.446               --
                                                       2005      1.204          1.299           15,932
                                                       2004      1.071          1.204            9,791
                                                       2003      1.000          1.071               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.438          1.668               --
                                                       2005      1.328          1.438           22,403
                                                       2004      1.203          1.328            9,484
                                                       2003      1.000          1.203               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      2.249          2.822           41,882
                                                       2005      1.801          2.249           10,323
                                                       2004      1.474          1.801               --
                                                       2003      1.000          1.474               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.672          1.989           28,426
                                                       2005      1.549          1.672           25,399
                                                       2004      1.334          1.549            1,081
                                                       2003      1.212          1.334               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.604          1.915               --
                                                       2005      1.504          1.604           88,712
                                                       2004      1.323          1.504            8,949
                                                       2003      1.000          1.323               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.052          1.074               --
                                                       2005      1.059          1.052           12,255
                                                       2004      0.991          1.059            3,808

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.221          1.259               --
                                                       2005      1.157          1.221               --
                                                       2004      1.091          1.157               --
                                                       2003      1.000          1.091               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.463          1.524               --
                                                       2005      1.329          1.463               --
                                                       2004      1.188          1.329               --
                                                       2003      1.000          1.188               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.488          1.572               --
                                                       2005      1.361          1.488               --
                                                       2004      1.382          1.361               --
                                                       2003      1.000          1.382               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.324          1.529               --
                                                       2005      1.280          1.324               --
                                                       2004      1.250          1.280               --
                                                       2003      1.000          1.250               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.525          1.705               --
                                                       2005      1.497          1.525            2,984
                                                       2004      1.330          1.497            2,910
                                                       2003      1.000          1.330               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.413          1.635               --
                                                       2005      1.386          1.413               --
                                                       2004      1.306          1.386               --
                                                       2003      1.000          1.306               --

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.433          1.661            4,609
                                                       2005      1.373          1.433            4,746
                                                       2004      1.270          1.373            3,606
                                                       2003      1.000          1.270               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.324          1.352            4,353
                                                       2005      1.284          1.324            1,712
                                                       2004      1.304          1.284            1,333
                                                       2003      1.000          1.304               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.652          1.825           87,423
                                                       2005      1.607          1.652           80,562
                                                       2004      1.425          1.607            3,561
                                                       2003      1.000          1.425               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.461          1.589           66,631
                                                       2005      1.357          1.461           34,530
                                                       2004      1.269          1.357               --
                                                       2003      1.000          1.269               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.333          1.503            3,971
                                                       2005      1.305          1.333            4,151
                                                       2004      1.208          1.305            4,855
                                                       2003      1.000          1.208               --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.320          1.454               --
                                                       2005      1.300          1.320               --
                                                       2004      1.225          1.300               --
                                                       2003      1.000          1.225               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      0.991          1.011            5,046
                                                       2005      0.989          0.991            5,046
                                                       2004      0.997          0.989            5,046
                                                       2003      1.000          0.997               --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.066          1.125           84,761
                                                       2005      1.043          1.066           84,789
                                                       2004      0.924          1.043               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.383          1.589          145,977
                                                       2005      1.367          1.383          134,081
                                                       2004      1.239          1.367           15,775
                                                       2003      1.000          1.239               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.616          1.777           80,340
                                                       2005      1.524          1.616           78,188
                                                       2004      1.254          1.524           16,171
                                                       2003      1.000          1.254               --

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.076          1.109               --
                                                       2005      1.058          1.076           52,894
                                                       2004      0.999          1.058               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.685               --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.292           38,160

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.615           44,939

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.188           23,910

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.935            4,156

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.661           21,647

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.168           58,837

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.295           12,259

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.074           33,875

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.069               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.422               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.159           11,298

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.374           50,747

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.216           80,897

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.525               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.111               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.145           35,478

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.026           74,710

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.483           10,298

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.045          105,684

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.015           17,448

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.369               --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.455           54,184

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.057               --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.040            2,092

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.046               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.051            9,969

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.056               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.358          232,150

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.048          301,278

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.066               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.137           14,868

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.059            8,575

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.989          0.996               --
                                                       2005      0.981          0.989           17,032
                                                       2004      0.991          0.981            4,000
                                                       2003      1.000          0.991               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (7/04).....................................  2006      1.087          1.147               --
                                                       2005      1.050          1.087               --
                                                       2004      0.978          1.050               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.113          1.098          244,793
                                                       2005      1.113          1.113          225,077
                                                       2004      1.043          1.113            6,362
                                                       2003      1.000          1.043               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.041          1.059           77,951
                                                       2005      1.038          1.041           44,173
                                                       2004      1.010          1.038            9,658
                                                       2003      1.000          1.010               --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.613          2.019               --
                                                       2005      1.468          1.613               --
                                                       2004      1.289          1.468               --
                                                       2003      1.000          1.289               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.848          2.124           79,412
                                                       2005      1.762          1.848           75,306
                                                       2004      1.425          1.762            6,528
                                                       2003      1.000          1.425               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.358          1.444               --
                                                       2005      1.275          1.358               --
                                                       2004      1.222          1.275               --
                                                       2003      1.000          1.222               --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.164          1.239               --
                                                       2005      1.184          1.164           10,760
                                                       2004      1.137          1.184            4,441
                                                       2003      1.000          1.137               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.628          1.775               --
                                                       2005      1.478          1.628               --
                                                       2004      1.295          1.478               --
                                                       2003      1.000          1.295               --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.356          1.423               --
                                                       2005      1.325          1.356           51,948
                                                       2004      1.231          1.325               --
                                                       2003      1.000          1.231               --

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.201          1.229               --
                                                       2005      1.195          1.201           26,410
                                                       2004      1.105          1.195           11,358
                                                       2003      1.000          1.105               --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.394          1.441               --
                                                       2005      1.351          1.394               --
                                                       2004      1.247          1.351               --
                                                       2003      1.000          1.247               --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.317          1.355               --
                                                       2005      1.236          1.317               --
                                                       2004      1.185          1.236               --
                                                       2003      1.000          1.185               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.071          1.137               --
                                                       2005      1.019          1.071               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.012          1.015               --
                                                       2005      1.000          1.012            2,000

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.028          1.063               --
                                                       2005      1.000          1.028            9,142

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.031          1.073               --
                                                       2005      1.000          1.031               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.033          1.051               --
                                                       2005      1.000          1.033               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.443          1.530               --
                                                       2005      1.314          1.443           44,846
                                                       2004      1.158          1.314            9,056
                                                       2003      1.000          1.158               --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.442          1.524               --
                                                       2005      1.428          1.442               --
                                                       2004      1.278          1.428               --
                                                       2003      1.000          1.278               --

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.236          1.274               --
                                                       2005      1.226          1.236          176,334
                                                       2004      1.122          1.226            4,688
                                                       2003      1.000          1.122               --

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.156          1.247               --
                                                       2005      1.108          1.156           51,927
                                                       2004      0.976          1.108               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.536          1.761               --
                                                       2005      1.431          1.536            4,162
                                                       2004      1.262          1.431            4,169
                                                       2003      1.000          1.262               --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.343          1.423               --
                                                       2005      1.293          1.343               --
                                                       2004      1.188          1.293               --
                                                       2003      1.000          1.188               --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.007          1.059               --
                                                       2005      1.000          1.007               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.099          1.108               --
                                                       2005      1.082          1.099           26,403
                                                       2004      0.979          1.082            6,561

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.020          1.009               --
                                                       2005      1.024          1.020           99,984
                                                       2004      1.012          1.024           13,616
                                                       2003      1.000          1.012               --

  Travelers Strategic Equity Subaccount (7/03).......  2006      1.322          1.378               --
                                                       2005      1.323          1.322               --
                                                       2004      1.225          1.323               --
                                                       2003      1.000          1.225               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.018          1.171               --
                                                       2005      1.000          1.018           11,017

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.976          1.118               --
                                                       2005      1.000          0.976           23,914

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.066          1.027               --
                                                       2005      1.043          1.066            5,309
                                                       2004      1.007          1.043            3,767

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.475          1.677           16,287
                                                       2005      1.446          1.475           11,666
                                                       2004      1.257          1.446               --
                                                       2003      1.000          1.257               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.272          1.331               --
                                                       2005      1.204          1.272               --
                                                       2004      1.184          1.204               --
                                                       2003      1.000          1.184               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.593          1.740          161,596
                                                       2005      1.394          1.593          102,412
                                                       2004      1.236          1.394           12,353
                                                       2003      1.000          1.236               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.386          1.546               --
                                                       2005      1.172          1.386               --
                                                       2004      1.181          1.172               --
                                                       2003      1.000          1.181               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.986          2.187          106,301
                                                       2005      1.718          1.986          110,071
                                                       2004      1.406          1.718            3,804
                                                       2003      1.000          1.406               --

                         SEPARATE ACCOUNT CHARGES 2.15%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.361          1.324               --
                                                       2005      1.211          1.361               --
                                                       2004      1.142          1.211               --
                                                       2003      1.000          1.142               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.630          1.922           88,993
                                                       2005      1.460          1.630           87,458
                                                       2004      1.315          1.460           88,114
                                                       2003      1.000          1.315            1,892

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.570          1.694          161,763
                                                       2005      1.381          1.570          154,128
                                                       2004      1.254          1.381          130,446
                                                       2003      1.000          1.254           13,201

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.401          1.579          255,312
                                                       2005      1.352          1.401          246,438
                                                       2004      1.252          1.352          227,798
                                                       2003      1.000          1.252           28,884

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.640          1.620               --
                                                       2005      1.418          1.640            8,665
                                                       2004      1.212          1.418            8,665
                                                       2003      1.000          1.212               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.698          2.205               --
                                                       2005      1.619          1.698          191,109
                                                       2004      1.259          1.619          170,988
                                                       2003      1.000          1.259               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.226          1.397               --
                                                       2005      1.200          1.226           11,327
                                                       2004      1.167          1.200           11,352
                                                       2003      1.000          1.167               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.444          1.466               --
                                                       2005      1.394          1.444               --
                                                       2004      1.279          1.394               --
                                                       2003      1.000          1.279               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.299          1.411               --
                                                       2005      1.205          1.299           21,498
                                                       2004      1.078          1.205           21,269
                                                       2003      1.000          1.078               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.297          1.443               --
                                                       2005      1.203          1.297            5,301
                                                       2004      1.071          1.203            5,265
                                                       2003      1.000          1.071               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.434          1.662               --
                                                       2005      1.325          1.434           55,438
                                                       2004      1.202          1.325           29,113
                                                       2003      1.000          1.202            6,436

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      2.243          2.812            1,577
                                                       2005      1.798          2.243            1,577
                                                       2004      1.473          1.798            1,577
                                                       2003      1.000          1.473               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.667          1.982           15,610
                                                       2005      1.546          1.667           23,966
                                                       2004      1.333          1.546           10,885
                                                       2003      1.211          1.333               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.600          1.908               --
                                                       2005      1.502          1.600           18,349
                                                       2004      1.322          1.502           22,897
                                                       2003      1.000          1.322               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.050          1.071               --
                                                       2005      1.059          1.050            2,964
                                                       2004      0.991          1.059            2,870

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.218          1.255               --
                                                       2005      1.155          1.218               --
                                                       2004      1.090          1.155               --
                                                       2003      1.000          1.090               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.459          1.519               --
                                                       2005      1.327          1.459               --
                                                       2004      1.187          1.327               --
                                                       2003      1.000          1.187               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.484          1.566               --
                                                       2005      1.359          1.484               --
                                                       2004      1.381          1.359               --
                                                       2003      1.000          1.381               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.320          1.524               --
                                                       2005      1.278          1.320               --
                                                       2004      1.249          1.278               --
                                                       2003      1.000          1.249               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.521          1.699               --
                                                       2005      1.495          1.521           55,373
                                                       2004      1.329          1.495           55,373
                                                       2003      1.000          1.329           55,373

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.409          1.629              276
                                                       2005      1.384          1.409              287
                                                       2004      1.305          1.384              275
                                                       2003      1.000          1.305               --

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.429          1.654               --
                                                       2005      1.371          1.429               --
                                                       2004      1.269          1.371               --
                                                       2003      1.000          1.269               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.320          1.347           17,880
                                                       2005      1.282          1.320           17,819
                                                       2004      1.303          1.282           69,345
                                                       2003      1.000          1.303           54,503

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.648          1.818          176,599
                                                       2005      1.605          1.648          176,226
                                                       2004      1.424          1.605          158,043
                                                       2003      1.000          1.424            1,726

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.457          1.584            3,788
                                                       2005      1.354          1.457            3,788
                                                       2004      1.268          1.354            3,788
                                                       2003      1.000          1.268               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.329          1.497          173,848
                                                       2005      1.302          1.329          172,475
                                                       2004      1.207          1.302          133,818
                                                       2003      1.000          1.207            2,212

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.317          1.449               --
                                                       2005      1.298          1.317               --
                                                       2004      1.224          1.298               --
                                                       2003      1.000          1.224               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      0.989          1.008               --
                                                       2005      0.987          0.989               --
                                                       2004      0.997          0.987               --
                                                       2003      1.000          0.997               --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.065          1.122               --
                                                       2005      1.042          1.065               --
                                                       2004      0.923          1.042               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.380          1.584           24,914
                                                       2005      1.365          1.380           24,933
                                                       2004      1.238          1.365           24,914
                                                       2003      1.000          1.238               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.612          1.770           52,165
                                                       2005      1.522          1.612           52,188
                                                       2004      1.253          1.522           57,801
                                                       2003      1.000          1.253           13,002

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.074          1.106               --
                                                       2005      1.057          1.074               --
                                                       2004      0.998          1.057               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.679               --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.287            2,771

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.609           23,872

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.186               --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.928               --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.655            8,665

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.165               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.290               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.074          136,951

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.068               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.417               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.157               --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.370               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.216          349,326

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.519               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.109               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.142               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.025          101,202

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.478            2,389

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.041               --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.011           36,763

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.364           95,572

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.450               --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.056               --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.039               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.045               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.051               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.055               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.353           95,149

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.047           66,279

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.065               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.134            3,154

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.056               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.986          0.993               --
                                                       2005      0.979          0.986           36,823
                                                       2004      0.990          0.979           30,323
                                                       2003      1.000          0.990           86,167

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (7/04).....................................  2006      1.085          1.145               --
                                                       2005      1.049          1.085               --
                                                       2004      0.978          1.049               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.110          1.094            6,657
                                                       2005      1.111          1.110            6,657
                                                       2004      1.042          1.111            6,657
                                                       2003      1.000          1.042               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.039          1.056          129,723
                                                       2005      1.036          1.039          135,038
                                                       2004      1.009          1.036          140,311
                                                       2003      1.000          1.009           54,621

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.609          2.011               --
                                                       2005      1.465          1.609               --
                                                       2004      1.288          1.465               --
                                                       2003      1.000          1.288               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.843          2.116               --
                                                       2005      1.759          1.843               --
                                                       2004      1.424          1.759           14,934
                                                       2003      1.000          1.424           10,103

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.355          1.440               --
                                                       2005      1.273          1.355               --
                                                       2004      1.221          1.273               --
                                                       2003      1.000          1.221               --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.161          1.235               --
                                                       2005      1.182          1.161               --
                                                       2004      1.136          1.182               --
                                                       2003      1.000          1.136               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.624          1.770               --
                                                       2005      1.475          1.624               --
                                                       2004      1.295          1.475               --
                                                       2003      1.000          1.295               --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.353          1.419               --
                                                       2005      1.323          1.353               --
                                                       2004      1.230          1.323               --
                                                       2003      1.000          1.230               --

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.198          1.226               --
                                                       2005      1.193          1.198            2,607
                                                       2004      1.104          1.193            2,537
                                                       2003      1.000          1.104               --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.390          1.437               --
                                                       2005      1.349          1.390           35,307
                                                       2004      1.246          1.349            9,849
                                                       2003      1.000          1.246               --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.313          1.351               --
                                                       2005      1.234          1.313           86,981
                                                       2004      1.184          1.234           91,451
                                                       2003      1.000          1.184           62,023

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.070          1.136               --
                                                       2005      1.019          1.070               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.012          1.014               --
                                                       2005      1.000          1.012               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.028          1.063               --
                                                       2005      1.000          1.028               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.030          1.073               --
                                                       2005      1.000          1.030               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.032          1.050               --
                                                       2005      1.000          1.032               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.439          1.525               --
                                                       2005      1.312          1.439           23,807
                                                       2004      1.157          1.312           24,519
                                                       2003      1.000          1.157               --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.438          1.519               --
                                                       2005      1.426          1.438            2,296
                                                       2004      1.277          1.426           32,738
                                                       2003      1.000          1.277           20,866

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.233          1.271               --
                                                       2005      1.224          1.233          101,211
                                                       2004      1.122          1.224           56,755
                                                       2003      1.000          1.122            6,878

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.154          1.244               --
                                                       2005      1.107          1.154               --
                                                       2004      0.976          1.107               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.531          1.756               --
                                                       2005      1.429          1.531               --
                                                       2004      1.261          1.429               --
                                                       2003      1.000          1.261               --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.339          1.418               --
                                                       2005      1.291          1.339               --
                                                       2004      1.187          1.291               --
                                                       2003      1.000          1.187               --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.007          1.058               --
                                                       2005      1.000          1.007               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.097          1.106               --
                                                       2005      1.081          1.097               --
                                                       2004      0.979          1.081               --

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.017          1.006               --
                                                       2005      1.022          1.017               --
                                                       2004      1.011          1.022               --
                                                       2003      1.000          1.011               --

  Travelers Strategic Equity Subaccount (7/03).......  2006      1.319          1.373               --
                                                       2005      1.320          1.319            8,669
                                                       2004      1.224          1.320            8,669
                                                       2003      1.000          1.224               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.018          1.170               --
                                                       2005      1.000          1.018               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.976          1.117               --
                                                       2005      1.000          0.976               --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.065          1.024               --
                                                       2005      1.043          1.065               --
                                                       2004      1.006          1.043               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.471          1.671           52,650
                                                       2005      1.444          1.471           52,959
                                                       2004      1.256          1.444           32,088
                                                       2003      1.000          1.256            4,136

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.269          1.326               --
                                                       2005      1.202          1.269               --
                                                       2004      1.183          1.202               --
                                                       2003      1.000          1.183               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.589          1.733           68,045
                                                       2005      1.392          1.589           65,266
                                                       2004      1.235          1.392           56,494
                                                       2003      1.000          1.235            4,134

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.382          1.540           74,996
                                                       2005      1.170          1.382           74,996
                                                       2004      1.181          1.170           74,996
                                                       2003      1.000          1.181           59,036

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.981          2.179           52,680
                                                       2005      1.715          1.981           52,680
                                                       2004      1.405          1.715           52,680
                                                       2003      1.000          1.405               --

                         SEPARATE ACCOUNT CHARGES 2.20%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.190          1.157              --
                                                       2005      1.059          1.190              --
                                                       2004      1.000          1.059              --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.243          1.465              --
                                                       2005      1.114          1.243              --
                                                       2004      1.000          1.114              --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.235          1.332              --
                                                       2005      1.087          1.235              --
                                                       2004      1.000          1.087              --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.103          1.244              --
                                                       2005      1.066          1.103              --
                                                       2004      1.000          1.066              --

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.353          1.336              --
                                                       2005      1.170          1.353              --
                                                       2004      1.000          1.170              --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.351          1.753              --
                                                       2005      1.289          1.351              --
                                                       2004      1.000          1.289              --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.045          1.191              --
                                                       2005      1.023          1.045              --
                                                       2004      1.000          1.023              --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.133          1.150              --
                                                       2005      1.095          1.133              --
                                                       2004      1.000          1.095              --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.205          1.308              --
                                                       2005      1.118          1.205              --
                                                       2004      1.000          1.118              --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.207          1.342              --
                                                       2005      1.120          1.207              --
                                                       2004      1.000          1.120              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.191          1.379              --
                                                       2005      1.101          1.191              --
                                                       2004      1.000          1.101              --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      1.574          1.972              --
                                                       2005      1.263          1.574              --
                                                       2004      1.000          1.263              --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.247          1.482              --
                                                       2005      1.157          1.247              --
                                                       2004      1.000          1.157              --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.193          1.422              --
                                                       2005      1.120          1.193              --
                                                       2004      1.000          1.120              --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.067          1.089              --
                                                       2005      1.077          1.067              --
                                                       2004      1.008          1.077              --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.126          1.161              --
                                                       2005      1.069          1.126              --
                                                       2004      1.000          1.069              --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.142          1.188              --
                                                       2005      1.040          1.142              --
                                                       2004      1.000          1.040              --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.149          1.213              --
                                                       2005      1.053          1.149              --
                                                       2004      1.000          1.053              --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.123          1.296              --
                                                       2005      1.088          1.123              --
                                                       2004      1.000          1.088              --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.146          1.280              --
                                                       2005      1.127          1.146              --
                                                       2004      1.000          1.127              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.077          1.244              --
                                                       2005      1.058          1.077              --
                                                       2004      1.000          1.058              --

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.126          1.303              --
                                                       2005      1.080          1.126              --
                                                       2004      1.000          1.080              --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.021          1.041              --
                                                       2005      0.991          1.021              --
                                                       2004      1.000          0.991              --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.197          1.321              --
                                                       2005      1.167          1.197              --
                                                       2004      1.000          1.167              --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.134          1.232              --
                                                       2005      1.055          1.134              --
                                                       2004      1.000          1.055              --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.092          1.230              --
                                                       2005      1.071          1.092              --
                                                       2004      1.000          1.071              --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.081          1.189              --
                                                       2005      1.066          1.081              --
                                                       2004      1.000          1.066              --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      1.000          1.018              --
                                                       2005      0.999          1.000              --
                                                       2004      1.000          0.999              --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.099          1.158              --
                                                       2005      1.076          1.099              --
                                                       2004      0.954          1.076              --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.112          1.275              --
                                                       2005      1.101          1.112              --
                                                       2004      1.000          1.101              --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.230          1.350              --
                                                       2005      1.162          1.230              --
                                                       2004      1.000          1.162              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.089          1.122              --
                                                       2005      1.072          1.089              --
                                                       2004      1.013          1.072              --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.273              --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.163              --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.378              --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.186              --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.364              --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.181              --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.137              --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.068              --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.174              --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.156              --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.393              --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.215              --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.286              --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.109              --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.165              --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.025              --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.112              --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.050              --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.027           9,583

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.159              --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.208              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.056              --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.038              --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.045              --

  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.050              --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.055              --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.211              --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.064              --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.152              --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.001          1.008              --
                                                       2005      0.995          1.001              --
                                                       2004      1.000          0.995              --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (7/04).....................................  2006      1.100          1.160              --
                                                       2005      1.064          1.100              --
                                                       2004      0.992          1.064              --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.067          1.051              --
                                                       2005      1.068          1.067              --
                                                       2004      1.000          1.068              --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.047          1.064              --
                                                       2005      1.045          1.047              --
                                                       2004      1.000          1.045              --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.273          1.591              --
                                                       2005      1.160          1.273              --
                                                       2004      1.000          1.160              --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.250          1.435              --
                                                       2005      1.194          1.250              --
                                                       2004      1.000          1.194              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.123          1.193              --
                                                       2005      1.055          1.123              --
                                                       2004      1.000          1.055              --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.024          1.090              --
                                                       2005      1.043          1.024              --
                                                       2004      1.000          1.043              --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.232          1.343              --
                                                       2005      1.120          1.232              --
                                                       2004      1.000          1.120              --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.127          1.182              --
                                                       2005      1.103          1.127              --
                                                       2004      1.000          1.103              --

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.083          1.108              --
                                                       2005      1.079          1.083              --
                                                       2004      1.000          1.079              --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.113          1.150              --
                                                       2005      1.080          1.113              --
                                                       2004      1.000          1.080              --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.116          1.147              --
                                                       2005      1.049          1.116              --
                                                       2004      1.000          1.049              --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.070          1.135              --
                                                       2005      1.019          1.070              --

  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.012          1.014              --
                                                       2005      1.000          1.012              --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.028          1.062              --
                                                       2005      1.000          1.028              --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.030          1.072              --
                                                       2005      1.000          1.030              --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.032          1.050              --
                                                       2005      1.000          1.032              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.233          1.307              --
                                                       2005      1.125          1.233              --
                                                       2004      1.000          1.125              --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.083          1.144              --
                                                       2005      1.074          1.083              --
                                                       2004      1.000          1.074              --

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.104          1.138              --
                                                       2005      1.097          1.104              --
                                                       2004      1.000          1.097              --

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.174          1.266              --
                                                       2005      1.127          1.174              --
                                                       2004      0.994          1.127              --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.228          1.408              --
                                                       2005      1.146          1.228              --
                                                       2004      1.000          1.146              --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.134          1.201              --
                                                       2005      1.094          1.134              --
                                                       2004      1.000          1.094              --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.007          1.058              --
                                                       2005      1.000          1.007              --

  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.120          1.129              --
                                                       2005      1.105          1.120              --
                                                       2004      1.000          1.105              --

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.027          1.015              --
                                                       2005      1.033          1.027              --
                                                       2004      1.000          1.033              --

  Travelers Strategic Equity Subaccount (7/03).......  2006      1.097          1.142              --
                                                       2005      1.099          1.097              --
                                                       2004      1.000          1.099              --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.018          1.169              --
                                                       2005      1.000          1.018              --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.975          1.117              --
                                                       2005      1.000          0.975              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.095          1.054              --
                                                       2005      1.073          1.095              --
                                                       2004      1.036          1.073              --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.153          1.309              --
                                                       2005      1.132          1.153              --
                                                       2004      1.000          1.132              --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.096          1.145              --
                                                       2005      1.038          1.096              --
                                                       2004      1.000          1.038              --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.264          1.378              --
                                                       2005      1.108          1.264              --
                                                       2004      1.000          1.108              --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.229          1.368              --
                                                       2005      1.041          1.229              --
                                                       2004      1.000          1.041              --

  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.418          1.559              --
                                                       2005      1.228          1.418              --
                                                       2004      1.000          1.228              --

                         SEPARATE ACCOUNT CHARGES 2.25%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.189          1.155               --
                                                       2005      1.059          1.189               --
                                                       2004      1.000          1.059               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.242          1.463           10,117
                                                       2005      1.114          1.242           10,723
                                                       2004      1.000          1.114            8,168

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.234          1.330           11,888
                                                       2005      1.086          1.234           11,669
                                                       2004      1.000          1.086           10,072

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.103          1.242           10,410
                                                       2005      1.065          1.103           10,582
                                                       2004      1.000          1.065            8,461

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.352          1.335               --
                                                       2005      1.170          1.352               --
                                                       2004      1.000          1.170               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.350          1.751               --
                                                       2005      1.288          1.350               --
                                                       2004      1.000          1.288               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.044          1.189            3,266
                                                       2005      1.023          1.044            3,223
                                                       2004      1.000          1.023               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.132          1.149               --
                                                       2005      1.094          1.132               --
                                                       2004      1.000          1.094               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.204          1.306               --
                                                       2005      1.117          1.204               --
                                                       2004      1.000          1.117               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.206          1.341               --
                                                       2005      1.120          1.206               --
                                                       2004      1.000          1.120               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.190          1.377               --
                                                       2005      1.101          1.190            4,060
                                                       2004      1.000          1.101               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      1.573          1.970               --
                                                       2005      1.262          1.573               --
                                                       2004      1.000          1.262               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.246          1.480               --
                                                       2005      1.157          1.246               --
                                                       2004      1.000          1.157               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.192          1.420               --
                                                       2005      1.120          1.192            2,891
                                                       2004      1.000          1.120               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.066          1.088               --
                                                       2005      1.076          1.066               --
                                                       2004      1.008          1.076               --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.125          1.160               --
                                                       2005      1.069          1.125               --
                                                       2004      1.000          1.069               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.141          1.187               --
                                                       2005      1.039          1.141               --
                                                       2004      1.000          1.039               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.149          1.211               --
                                                       2005      1.053          1.149               --
                                                       2004      1.000          1.053               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.123          1.295               --
                                                       2005      1.088          1.123               --
                                                       2004      1.000          1.088               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.145          1.278               --
                                                       2005      1.126          1.145               --
                                                       2004      1.000          1.126               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.076          1.243               --
                                                       2005      1.058          1.076               --
                                                       2004      1.000          1.058               --

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.125          1.301               --
                                                       2005      1.080          1.125               --
                                                       2004      1.000          1.080               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.020          1.039               --
                                                       2005      0.991          1.020               --
                                                       2004      1.000          0.991               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.197          1.319            5,830
                                                       2005      1.167          1.197            5,669
                                                       2004      1.000          1.167               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.133          1.231               --
                                                       2005      1.055          1.133               --
                                                       2004      1.000          1.055               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.091          1.228               --
                                                       2005      1.070          1.091               --
                                                       2004      1.000          1.070               --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.080          1.187               --
                                                       2005      1.066          1.080               --
                                                       2004      1.000          1.066               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      0.999          1.017               --
                                                       2005      0.998          0.999               --
                                                       2004      1.000          0.998               --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.098          1.156               --
                                                       2005      1.076          1.098               --
                                                       2004      0.954          1.076               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.111          1.274               --
                                                       2005      1.100          1.111               --
                                                       2004      1.000          1.100               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.229          1.348               --
                                                       2005      1.161          1.229               --
                                                       2004      1.000          1.161               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.089          1.121               --
                                                       2005      1.072          1.089               --
                                                       2004      1.013          1.072               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.272               --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.162               --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.376               --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.185               --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.545               --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.363               --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.179               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.136               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.073               --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.067               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.172               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.155               --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.392               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.215               --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.285               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.108               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.164               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.024               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.111               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.049            7,210

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.026               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.157               --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.206            1,916

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.056               --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.038               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.045               --

  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.050               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.055               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.210               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.047               --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.064               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.151               --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.086               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.001          1.007               --
                                                       2005      0.995          1.001               --
                                                       2004      1.000          0.995               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (7/04).....................................  2006      1.099          1.159               --
                                                       2005      1.063          1.099               --
                                                       2004      0.992          1.063               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.066          1.050            7,020
                                                       2005      1.068          1.066            6,474
                                                       2004      1.000          1.068               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.047          1.063            7,954
                                                       2005      1.045          1.047            7,338
                                                       2004      1.000          1.045            6,721

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.272          1.589               --
                                                       2005      1.160          1.272               --
                                                       2004      1.000          1.160               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.249          1.433            5,357
                                                       2005      1.194          1.249            5,391
                                                       2004      1.000          1.194               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.122          1.192               --
                                                       2005      1.055          1.122               --
                                                       2004      1.000          1.055               --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.023          1.088               --
                                                       2005      1.043          1.023               --
                                                       2004      1.000          1.043               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.231          1.341               --
                                                       2005      1.120          1.231               --
                                                       2004      1.000          1.120               --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.126          1.181               --
                                                       2005      1.103          1.126            1,802
                                                       2004      1.000          1.103               --

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.082          1.107               --
                                                       2005      1.079          1.082               --
                                                       2004      1.000          1.079               --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.112          1.149               --
                                                       2005      1.080          1.112               --
                                                       2004      1.000          1.080               --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.115          1.146               --
                                                       2005      1.049          1.115               --
                                                       2004      1.000          1.049               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.069          1.135               --
                                                       2005      1.019          1.069               --

  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.012          1.014               --
                                                       2005      1.000          1.012               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.027          1.062               --
                                                       2005      1.000          1.027               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.030          1.072               --
                                                       2005      1.000          1.030               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.031          1.049               --
                                                       2005      1.000          1.031               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.232          1.306               --
                                                       2005      1.125          1.232               --
                                                       2004      1.000          1.125               --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.082          1.143               --
                                                       2005      1.074          1.082               --
                                                       2004      1.000          1.074               --

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.104          1.137               --
                                                       2005      1.096          1.104               --
                                                       2004      1.000          1.096               --

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.173          1.265               --
                                                       2005      1.127          1.173               --
                                                       2004      0.994          1.127               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.227          1.406               --
                                                       2005      1.146          1.227               --
                                                       2004      1.000          1.146               --

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.133          1.200               --
                                                       2005      1.094          1.133               --
                                                       2004      1.000          1.094               --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.007          1.057               --
                                                       2005      1.000          1.007               --

  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.119          1.128               --
                                                       2005      1.104          1.119               --
                                                       2004      1.000          1.104               --

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.026          1.014               --
                                                       2005      1.032          1.026            6,730
                                                       2004      1.000          1.032               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (7/03).......  2006      1.096          1.141               --
                                                       2005      1.098          1.096               --
                                                       2004      1.000          1.098               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.018          1.169               --
                                                       2005      1.000          1.018               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.975          1.116               --
                                                       2005      1.000          0.975               --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.095          1.053               --
                                                       2005      1.073          1.095            9,526
                                                       2004      1.036          1.073               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.152          1.307               --
                                                       2005      1.132          1.152               --
                                                       2004      1.000          1.132               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.095          1.143               --
                                                       2005      1.038          1.095               --
                                                       2004      1.000          1.038               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.263          1.376            3,323
                                                       2005      1.108          1.263            3,222
                                                       2004      1.000          1.108               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.228          1.366               --
                                                       2005      1.040          1.228               --
                                                       2004      1.000          1.040               --

  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.417          1.557            3,388
                                                       2005      1.228          1.417            3,371
                                                       2004      1.000          1.228               --

                         SEPARATE ACCOUNT CHARGES 2.25%



                                                         UNIT VALUE AT                 NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                     YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                    -----  -------------  -------------  ---------------


Met Investors Series Trust
  MIST Harris Oakmark International Subaccount
  (Class A) (1/70) *............................              2006          1.000           1.543           --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *............................              2006          1.000           1.073        5,060

Metropolitan Series Fund, Inc.
  MSF Oppenheimer Global Equity Subaccount
  (Class B) (1/70)..............................              2006          0.996           1.046        3,700

  MSF Western Asset Management U.S. Government
  Subaccount (Class A)..........................  (1/70) *    2006          1.000           1.085       10,422

                         SEPARATE ACCOUNT CHARGES 2.35%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (10/03)..................................  2006      1.354          1.314               --
                                                       2005      1.207          1.354               --
                                                       2004      1.140          1.207               --
                                                       2003      1.000          1.140               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.622          1.908               --
                                                       2005      1.455          1.622               --
                                                       2004      1.313          1.455               --
                                                       2003      1.000          1.313               --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.562          1.682           13,008
                                                       2005      1.376          1.562           13,012
                                                       2004      1.252          1.376           13,007
                                                       2003      1.000          1.252            8,906

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.393          1.568           11,271
                                                       2005      1.348          1.393           11,271
                                                       2004      1.250          1.348           11,257
                                                       2003      1.000          1.250           11,257

Capital Appreciation Fund
  Capital Appreciation Fund (10/03)..................  2006      1.631          1.610               --
                                                       2005      1.413          1.631               --
                                                       2004      1.210          1.413               --
                                                       2003      1.000          1.210               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03).............................................  2006      1.689          2.189               --
                                                       2005      1.614          1.689               --
                                                       2004      1.258          1.614               --
                                                       2003      1.000          1.258               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03).....................................  2006      1.219          1.387            4,731
                                                       2005      1.196          1.219            4,731
                                                       2004      1.165          1.196            4,718
                                                       2003      1.000          1.165            4,718

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (6/03).....................................  2006      1.436          1.456               --
                                                       2005      1.390          1.436               --
                                                       2004      1.278          1.390               --
                                                       2003      1.000          1.278               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (12/03)................................  2006      1.294          1.404               --
                                                       2005      1.202          1.294               --
                                                       2004      1.078          1.202               --
                                                       2003      1.000          1.078               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (12/03)................................  2006      1.291          1.436               --
                                                       2005      1.200          1.291               --
                                                       2004      1.071          1.200               --
                                                       2003      1.000          1.071               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)..........................................  2006      1.427          1.650               --
                                                       2005      1.321          1.427               --
                                                       2004      1.201          1.321               --
                                                       2003      1.000          1.201               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (7/03)........................  2006      2.231          2.792               --
                                                       2005      1.792          2.231               --
                                                       2004      1.471          1.792               --
                                                       2003      1.000          1.471               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.658          1.967               --
                                                       2005      1.541          1.658               --
                                                       2004      1.331          1.541               --
                                                       2003      1.210          1.331               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03)...................................  2006      1.591          1.894               --
                                                       2005      1.497          1.591               --
                                                       2004      1.321          1.497               --
                                                       2003      1.000          1.321               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.046          1.067               --
                                                       2005      1.057          1.046               --
                                                       2004      0.990          1.057               --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (7/03).............................................  2006      1.211          1.248               --
                                                       2005      1.152          1.211               --
                                                       2004      1.089          1.152               --
                                                       2003      1.000          1.089               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (12/03)...........................  2006      1.451          1.508               --
                                                       2005      1.323          1.451               --
                                                       2004      1.186          1.323               --
                                                       2003      1.000          1.186               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (11/03)....................................  2006      1.476          1.554               --
                                                       2005      1.354          1.476               --
                                                       2004      1.379          1.354               --
                                                       2003      1.000          1.379               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (7/03).....................................  2006      1.313          1.513               --
                                                       2005      1.273          1.313               --
                                                       2004      1.247          1.273               --
                                                       2003      1.000          1.247               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (10/03).....  2006      1.513          1.687               --
                                                       2005      1.490          1.513               --
                                                       2004      1.327          1.490               --
                                                       2003      1.000          1.327               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (8/03).........  2006      1.402          1.617               --
                                                       2005      1.379          1.402               --
                                                       2004      1.304          1.379               --
                                                       2003      1.000          1.304               --

  LMPVPI Investors Subaccount (Class I) (7/03).......  2006      1.422          1.642               --
                                                       2005      1.366          1.422               --
                                                       2004      1.267          1.366               --
                                                       2003      1.000          1.267               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (9/03).............................................  2006      1.313          1.337            7,367
                                                       2005      1.278          1.313            7,375
                                                       2004      1.301          1.278            4,379
                                                       2003      1.000          1.301               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.639          1.805            4,239
                                                       2005      1.599          1.639            4,239
                                                       2004      1.422          1.599            4,243
                                                       2003      1.000          1.422            4,243

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/03).............................................  2006      1.449          1.572               --
                                                       2005      1.350          1.449               --
                                                       2004      1.267          1.350               --
                                                       2003      1.000          1.267               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.322          1.487               --
                                                       2005      1.298          1.322               --
                                                       2004      1.206          1.298               --
                                                       2003      1.000          1.206               --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03).............................................  2006      1.310          1.438               --
                                                       2005      1.294          1.310               --
                                                       2004      1.222          1.294               --
                                                       2003      1.000          1.222               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      0.985          1.001               --
                                                       2005      0.985          0.985               --
                                                       2004      0.997          0.985               --
                                                       2003      1.000          0.997               --

  LMPVPIII Social Awareness Stock Subaccount (9/04)..  2006      1.061          1.116               --
                                                       2005      1.040          1.061               --
                                                       2004      0.923          1.040               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.372          1.572               --
                                                       2005      1.361          1.372               --
                                                       2004      1.237          1.361               --
                                                       2003      1.000          1.237               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.603          1.758            8,372
                                                       2005      1.516          1.603            8,376
                                                       2004      1.252          1.516            8,386
                                                       2003      1.000          1.252            4,576

Managed Assets Trust
  Managed Assets Trust (6/04)........................  2006      1.071          1.102               --
                                                       2005      1.056          1.071               --
                                                       2004      0.998          1.056               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.667               --

  MIST BlackRock High Yield Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.278               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.597               --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.183               --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.914            6,834

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.642               --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.159               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.280               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.072               --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.067               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.407               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.154               --

  MIST MFS(R) Value Subaccount (Class A) (1/70)......  2006      1.000          1.363               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.214               --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.508               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.107               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.136               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.024               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.467               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.033               --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.004               --

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          1.354               --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.439               --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.055               --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.037               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.044               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.049               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.054               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70).............................................  2006      1.000          1.343               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      0.996          1.046               --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.063               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.128               --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.051               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.981          0.987               --
                                                       2005      0.976          0.981               --
                                                       2004      0.989          0.976               --
                                                       2003      1.000          0.989               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (7/04).....................................  2006      1.082          1.140               --
                                                       2005      1.047          1.082               --
                                                       2004      0.977          1.047               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (9/03)......................................  2006      1.104          1.086               --
                                                       2005      1.107          1.104               --
                                                       2004      1.041          1.107               --
                                                       2003      1.000          1.041               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.033          1.048               --
                                                       2005      1.032          1.033               --
                                                       2004      1.008          1.032               --
                                                       2003      1.000          1.008               --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (6/03).........................................  2006      1.600          1.997               --
                                                       2005      1.460          1.600               --
                                                       2004      1.287          1.460               --
                                                       2003      1.000          1.287               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.833          2.101               --
                                                       2005      1.753          1.833               --
                                                       2004      1.422          1.753               --
                                                       2003      1.000          1.422               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/03)............................................  2006      1.347          1.431               --
                                                       2005      1.269          1.347               --
                                                       2004      1.219          1.269               --
                                                       2003      1.000          1.219               --

  Travelers Convertible Securities Subaccount
  (7/03).............................................  2006      1.155          1.228               --
                                                       2005      1.178          1.155               --
                                                       2004      1.135          1.178               --
                                                       2003      1.000          1.135               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03).............................................  2006      1.615          1.759               --
                                                       2005      1.470          1.615               --
                                                       2004      1.293          1.470               --
                                                       2003      1.000          1.293               --

  Travelers Equity Income Subaccount (7/03)..........  2006      1.345          1.410               --
                                                       2005      1.318          1.345               --
                                                       2004      1.228          1.318               --
                                                       2003      1.000          1.228               --

  Travelers Federated High Yield Subaccount (9/03)...  2006      1.191          1.218               --
                                                       2005      1.189          1.191               --
                                                       2004      1.103          1.189               --
                                                       2003      1.000          1.103               --

  Travelers Federated Stock Subaccount (6/03)........  2006      1.383          1.428               --
                                                       2005      1.344          1.383               --
                                                       2004      1.245          1.344               --
                                                       2003      1.000          1.245               --

  Travelers Large Cap Subaccount (9/03)..............  2006      1.306          1.343               --
                                                       2005      1.230          1.306               --
                                                       2004      1.182          1.230               --
                                                       2003      1.000          1.182               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (7/05)..................................  2006      1.069          1.134               --
                                                       2005      1.019          1.069               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Conservative
  Subaccount (10/05).................................  2006      1.012          1.013               --
                                                       2005      1.000          1.012               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (7/05)..................................  2006      1.027          1.061               --
                                                       2005      1.000          1.027               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (1/70).......................  2006      1.029          1.071               --
                                                       2005      1.000          1.029               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (1/70).....................  2006      1.031          1.048               --
                                                       2005      1.000          1.031               --

  Travelers Mercury Large Cap Core Subaccount
  (7/03).............................................  2006      1.431          1.516               --
                                                       2005      1.308          1.431               --
                                                       2004      1.155          1.308               --
                                                       2003      1.000          1.155               --

  Travelers MFS(R) Mid Cap Growth Subaccount (6/03)..  2006      1.431          1.510               --
                                                       2005      1.421          1.431               --
                                                       2004      1.275          1.421               --
                                                       2003      1.000          1.275               --

  Travelers MFS(R) Total Return Subaccount (5/03)....  2006      1.226          1.263               --
                                                       2005      1.220          1.226               --
                                                       2004      1.120          1.220               --
                                                       2003      1.000          1.120               --

  Travelers MFS(R) Value Subaccount (7/04)...........  2006      1.150          1.239               --
                                                       2005      1.106          1.150               --
                                                       2004      0.976          1.106               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.523          1.745               --
                                                       2005      1.424          1.523            6,834
                                                       2004      1.259          1.424            6,836
                                                       2003      1.000          1.259            6,836

  Travelers Pioneer Fund Subaccount (4/03)...........  2006      1.332          1.410               --
                                                       2005      1.287          1.332               --
                                                       2004      1.185          1.287               --
                                                       2003      1.000          1.185               --

  Travelers Pioneer Mid Cap Value Subaccount (8/05)..  2006      1.006          1.057               --
                                                       2005      1.000          1.006               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (6/04).............................................  2006      1.094          1.102               --
                                                       2005      1.080          1.094               --
                                                       2004      0.978          1.080               --

  Travelers Quality Bond Subaccount (8/03)...........  2006      1.012          1.000               --
                                                       2005      1.019          1.012               --
                                                       2004      1.010          1.019               --
                                                       2003      1.000          1.010               --

  Travelers Strategic Equity Subaccount (7/03).......  2006      1.312          1.365               --
                                                       2005      1.316          1.312               --
                                                       2004      1.222          1.316               --
                                                       2003      1.000          1.222               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (7/05)..................................  2006      1.017          1.168               --
                                                       2005      1.000          1.017               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (7/05)..................................  2006      0.975          1.115               --
                                                       2005      1.000          0.975               --

  Travelers U.S. Government Securities Subaccount
  (8/04).............................................  2006      1.061          1.020               --
                                                       2005      1.041          1.061               --
                                                       2004      1.006          1.041               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.463          1.659               --
                                                       2005      1.439          1.463               --
                                                       2004      1.254          1.439               --
                                                       2003      1.000          1.254               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (1/04).............................................  2006      1.262          1.316               --
                                                       2005      1.198          1.262               --
                                                       2004      1.181          1.198               --
                                                       2003      1.000          1.181               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/03).............................................  2006      1.581          1.721               --
                                                       2005      1.387          1.581               --
                                                       2004      1.233          1.387               --
                                                       2003      1.000          1.233               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/03)...........................  2006      1.375          1.529            4,885
                                                       2005      1.166          1.375            4,890
                                                       2004      1.179          1.166            4,895
                                                       2003      1.000          1.179               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (6/03)....  2006      1.970          2.163            4,266
                                                       2005      1.709          1.970            4,266
                                                       2004      1.403          1.709            4,277
                                                       2003      1.000          1.403            4,277
* We are waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee
Table -- Annual Separate Account Charges" for more information.




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Global Allocation Portfolio was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Value Opportunities V.I. Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MSF Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Managed Assets Trust merged into Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Main Street Fund/VA was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-MET/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Conservative Portfolio merged into Metropolitan Series Fund, Inc.- MetLife Conservative Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate-Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate to Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate-Conservative Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Conservative to Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Value Portfolio merged into Met Investors Series Trust-MFS(R) Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Growth Portfolio merged into Met Investors Series Trust-MET/AIM Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Lazard Retirement Series, Inc.-Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

                             PIONEER ANNUISTAR VALUE

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the *mid-range* combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.70%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.205          1.257               --
                                                       2005      1.129          1.205               --
                                                       2004      1.080          1.129               --
                                                       2003      1.000          1.080               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.259          1.373               --
                                                       2005      1.193          1.259               --
                                                       2004      1.069          1.193               --
                                                       2003      1.000          1.069               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.209          1.392           17,633
                                                       2005      1.189          1.209               --
                                                       2004      1.089          1.189               --
                                                       2003      1.000          1.089               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.221          1.305               --
                                                       2005      1.185          1.221               --
                                                       2004      1.081          1.185               --
                                                       2003      1.000          1.081               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.405          1.678               --
                                                       2005      1.297          1.405               --
                                                       2004      1.113          1.297               --
                                                       2003      1.000          1.113               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.035          1.200               --
                                                       2005      0.950          1.035               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.146          1.265               --
                                                       2005      1.132          1.146               --
                                                       2004      1.061          1.132               --
                                                       2003      1.000          1.061               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.242          1.353           20,518
                                                       2005      1.152          1.242               --
                                                       2004      1.077          1.152               --
                                                       2003      1.000          1.077               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.007               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.032               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.051           47,521

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.002          1.010               --
                                                       2005      0.990          1.002               --
                                                       2004      0.997          0.990               --
                                                       2003      1.000          0.997               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.177          1.230               --
                                                       2005      1.141          1.177               --
                                                       2004      1.089          1.141               --
                                                       2003      1.000          1.089               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.514          1.648               --
                                                       2005      1.350          1.514               --
                                                       2004      1.155          1.350               --
                                                       2003      1.000          1.155               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.021          1.035               --
                                                       2005      1.020          1.021               --
                                                       2004      1.007          1.020               --
                                                       2003      1.000          1.007               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.995          1.118               --
                                                       2005      1.000          0.995               --
                                                       2004      0.994          1.000               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.103          1.173               --
                                                       2005      1.082          1.103               --
                                                       2004      1.052          1.082               --
                                                       2003      1.000          1.052               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.085          1.249           32,299
                                                       2005      1.020          1.085               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.897          2.527            3,448
                                                       2005      1.402          1.897               --
                                                       2004      1.202          1.402               --
                                                       2003      1.000          1.202               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.293          1.552           15,743
                                                       2005      1.246          1.293           16,437
                                                       2004      1.092          1.246               --
                                                       2003      1.000          1.092               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.064          1.247               --
                                                       2005      1.000          1.064               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.449          1.839               --
                                                       2005      1.367          1.449               --
                                                       2004      1.176          1.367               --
                                                       2003      1.000          1.176               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.242          1.420               --
                                                       2005      1.192          1.242               --
                                                       2004      1.093          1.192               --
                                                       2003      1.000          1.093               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.039          1.145               --
                                                       2005      1.026          1.039               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.107          1.186               --
                                                       2005      1.091          1.107               --
                                                       2004      1.043          1.091               --
                                                       2003      1.000          1.043               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.129          1.201               --
                                                       2005      1.129          1.129               --
                                                       2004      1.066          1.129               --
                                                       2003      1.000          1.066               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.084          1.219               --
                                                       2005      1.014          1.084               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.064          1.178               --
                                                       2005      0.991          1.064               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.049          1.141           49,409
                                                       2005      0.976          1.049           51,588

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.519          1.831            7,451
                                                       2005      1.342          1.519            7,780
                                                       2004      1.152          1.342               --
                                                       2003      1.000          1.152               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.432          1.581               --
                                                       2005      1.353          1.432               --
                                                       2004      1.130          1.353               --
                                                       2003      1.000          1.130               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.164          1.176           23,448
                                                       2005      1.094          1.164               --
                                                       2004      1.023          1.094               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.655          2.221            7,857
                                                       2005      1.466          1.655               --
                                                       2004      1.101          1.466               --
                                                       2003      1.000          1.101               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.103          1.169               --
                                                       2005      1.072          1.103               --
                                                       2004      1.049          1.072               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.416          1.589           10,321
                                                       2005      1.297          1.416               --
                                                       2004      1.100          1.297               --
                                                       2003      1.000          1.100               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.181          1.253               --
                                                       2005      1.181          1.181               --
                                                       2004      1.061          1.181               --
                                                       2003      1.000          1.061               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.150          1.201           43,716
                                                       2005      1.141          1.150           18,236
                                                       2004      1.055          1.141               --
                                                       2003      1.000          1.055               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.237          1.399               --
                                                       2005      1.202          1.237               --
                                                       2004      1.097          1.202               --
                                                       2003      1.000          1.097               --




                         SEPARATE ACCOUNT CHARGES 1.75%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.364          1.422                --
                                                       2005      1.279          1.364                --
                                                       2004      1.224          1.279                --
                                                       2003      1.000          1.224                --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.462          1.594                --
                                                       2005      1.387          1.462                --
                                                       2004      1.243          1.387                --
                                                       2003      1.000          1.243                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.346          1.549            27,586
                                                       2005      1.324          1.346            29,997
                                                       2004      1.214          1.324            35,918
                                                       2003      1.000          1.214                --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.504          1.606             9,705
                                                       2005      1.460          1.504                --
                                                       2004      1.333          1.460                --
                                                       2003      1.000          1.333                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.685          2.011            29,061
                                                       2005      1.557          1.685            10,361
                                                       2004      1.336          1.557            11,039
                                                       2003      1.000          1.336                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.035          1.199                --
                                                       2005      0.950          1.035                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.201          1.325                --
                                                       2005      1.187          1.201                --
                                                       2004      1.113          1.187                --
                                                       2003      1.000          1.113                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.445          1.573                --
                                                       2005      1.342          1.445                --
                                                       2004      1.255          1.342                --
                                                       2003      1.000          1.255                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.007            24,653

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.026            17,507

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.051                --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.997          1.005                --
                                                       2005      0.986          0.997            18,645
                                                       2004      0.993          0.986            19,865
                                                       2003      1.000          0.993                --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.330          1.389                --
                                                       2005      1.290          1.330                --
                                                       2004      1.231          1.290                --
                                                       2003      1.000          1.231                --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.848          2.011                --
                                                       2005      1.649          1.848                --
                                                       2004      1.411          1.649                --
                                                       2003      1.000          1.411                --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.007          1.021                --
                                                       2005      1.007          1.007                --
                                                       2004      0.994          1.007                --
                                                       2003      1.000          0.994                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.994          1.117                --
                                                       2005      1.000          0.994                --
                                                       2004      0.994          1.000                --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.161          1.234                --
                                                       2005      1.139          1.161            33,952
                                                       2004      1.109          1.139            36,173
                                                       2003      1.000          1.109                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.084          1.248           147,395
                                                       2005      1.020          1.084            13,651

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      2.378          3.167            47,018
                                                       2005      1.759          2.378             4,460
                                                       2004      1.508          1.759             3,035
                                                       2003      1.000          1.508                --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.423          1.708            78,533
                                                       2005      1.372          1.423            10,312
                                                       2004      1.203          1.372            15,160
                                                       2003      1.000          1.203                --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.063          1.246            19,994
                                                       2005      1.000          1.063                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.577          2.000                --
                                                       2005      1.488          1.577                --
                                                       2004      1.281          1.488                --
                                                       2003      1.000          1.281                --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.374          1.571                --
                                                       2005      1.320          1.374                --
                                                       2004      1.211          1.320                --
                                                       2003      1.000          1.211                --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.039          1.144            20,807
                                                       2005      1.026          1.039            14,368

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.221          1.308                --
                                                       2005      1.204          1.221                --
                                                       2004      1.152          1.204                --
                                                       2003      1.000          1.152                --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.218          1.295             6,461
                                                       2005      1.219          1.218                --
                                                       2004      1.151          1.219                --
                                                       2003      1.000          1.151                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.083          1.218             6,168
                                                       2005      1.014          1.083             6,195

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.063          1.177         1,451,335
                                                       2005      0.991          1.063         1,365,800

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.049          1.140            34,427
                                                       2005      0.976          1.049                --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.697          2.044                --
                                                       2005      1.499          1.697                --
                                                       2004      1.288          1.499                --
                                                       2003      1.000          1.288                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.673          1.846             7,260
                                                       2005      1.582          1.673                --
                                                       2004      1.322          1.582            13,464
                                                       2003      1.000          1.322                --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.163          1.174            26,159
                                                       2005      1.094          1.163            12,547
                                                       2004      1.022          1.094                --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.891          2.537             3,368
                                                       2005      1.676          1.891                --
                                                       2004      1.259          1.676             9,713
                                                       2003      1.000          1.259                --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.102          1.168                --
                                                       2005      1.072          1.102                --
                                                       2004      1.049          1.072                --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.740          1.952            17,549
                                                       2005      1.594          1.740             8,504
                                                       2004      1.353          1.594            13,226
                                                       2003      1.000          1.353                --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.426          1.514                --
                                                       2005      1.428          1.426                --
                                                       2004      1.284          1.428                --
                                                       2003      1.000          1.284                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.184          1.236                --
                                                       2005      1.175          1.184                --
                                                       2004      1.088          1.175                --
                                                       2003      1.000          1.088                --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.340          1.515                --
                                                       2005      1.303          1.340                --
                                                       2004      1.190          1.303                --
                                                       2003      1.000          1.190                --




                         SEPARATE ACCOUNT CHARGES 1.90%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.200          1.248           19,465
                                                       2005      1.126          1.200           18,575
                                                       2004      1.079          1.126           14,804
                                                       2003      1.000          1.079               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.253          1.364           14,076
                                                       2005      1.190          1.253           13,707
                                                       2004      1.068          1.190           11,715
                                                       2003      1.000          1.068               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.203          1.383          152,126
                                                       2005      1.185          1.203          161,331
                                                       2004      1.088          1.185          166,429
                                                       2003      1.000          1.088               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.215          1.296           39,224
                                                       2005      1.182          1.215           39,018
                                                       2004      1.081          1.182           36,947
                                                       2003      1.000          1.081               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.399          1.667           54,400
                                                       2005      1.294          1.399           59,262
                                                       2004      1.113          1.294           62,699
                                                       2003      1.000          1.113               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.034          1.196               --
                                                       2005      0.950          1.034               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.141          1.256           31,367
                                                       2005      1.129          1.141           31,193
                                                       2004      1.061          1.129           24,229
                                                       2003      1.000          1.061               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.237          1.344           15,746
                                                       2005      1.149          1.237           15,341
                                                       2004      1.077          1.149           11,912
                                                       2003      1.000          1.077               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.006           75,238

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.025            1,312

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.050           30,712

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.997          1.005               --
                                                       2005      0.988          0.997            1,251
                                                       2004      0.996          0.988            1,115
                                                       2003      1.000          0.996               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.171          1.223               --
                                                       2005      1.139          1.171           61,346
                                                       2004      1.088          1.139           71,475
                                                       2003      1.000          1.088               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.507          1.639               --
                                                       2005      1.347          1.507           20,984
                                                       2004      1.154          1.347           24,509
                                                       2003      1.000          1.154               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.016          1.028               --
                                                       2005      1.017          1.016               --
                                                       2004      1.006          1.017               --
                                                       2003      1.000          1.006               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.992          1.112               --
                                                       2005      0.999          0.992           20,728
                                                       2004      0.993          0.999           18,843

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.098          1.165               --
                                                       2005      1.079          1.098           35,938
                                                       2004      1.052          1.079           47,669
                                                       2003      1.000          1.052               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.083          1.245               --
                                                       2005      1.019          1.083               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.888          2.511           22,646
                                                       2005      1.398          1.888           28,291
                                                       2004      1.201          1.398           22,660
                                                       2003      1.000          1.201               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.287          1.542          153,352
                                                       2005      1.243          1.287          164,842
                                                       2004      1.092          1.243          170,578
                                                       2003      1.000          1.092               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.062          1.243               --
                                                       2005      1.000          1.062               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.442          1.827               --
                                                       2005      1.363          1.442              773
                                                       2004      1.176          1.363              254
                                                       2003      1.000          1.176               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.236          1.411          163,235
                                                       2005      1.189          1.236          171,444
                                                       2004      1.092          1.189          199,552
                                                       2003      1.000          1.092               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.038          1.141               --
                                                       2005      1.025          1.038               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.102          1.179            8,115
                                                       2005      1.088          1.102           11,941
                                                       2004      1.043          1.088            8,147
                                                       2003      1.000          1.043               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.124          1.193           74,050
                                                       2005      1.126          1.124           69,294
                                                       2004      1.065          1.126           58,955
                                                       2003      1.000          1.065               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.082          1.215               --
                                                       2005      1.013          1.082               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.062          1.174           64,568
                                                       2005      0.991          1.062           64,595

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.047          1.137          144,455
                                                       2005      0.976          1.047          111,797

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.512          1.819           16,215
                                                       2005      1.338          1.512           19,131
                                                       2004      1.152          1.338           23,324
                                                       2003      1.000          1.152               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.425          1.570           93,899
                                                       2005      1.350          1.425           99,828
                                                       2004      1.130          1.350           99,962
                                                       2003      1.000          1.130               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.160          1.170           62,960
                                                       2005      1.092          1.160           46,259
                                                       2004      1.022          1.092           54,270

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.648          2.207           10,667
                                                       2005      1.462          1.648           12,316
                                                       2004      1.101          1.462           15,067
                                                       2003      1.000          1.101               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.099          1.163           37,225
                                                       2005      1.071          1.099           38,723
                                                       2004      1.049          1.071           46,421

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.410          1.579           52,684
                                                       2005      1.293          1.410           51,135
                                                       2004      1.099          1.293           43,979
                                                       2003      1.000          1.099               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.175          1.247               --
                                                       2005      1.178          1.175            9,385
                                                       2004      1.061          1.178           17,328
                                                       2003      1.000          1.061               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.144          1.193           40,502
                                                       2005      1.138          1.144           41,191
                                                       2004      1.055          1.138           34,387
                                                       2003      1.000          1.055               --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.231          1.389           38,445
                                                       2005      1.198          1.231           37,085
                                                       2004      1.096          1.198           37,401
                                                       2003      1.000          1.096               --




                         SEPARATE ACCOUNT CHARGES 1.95%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.357          1.411           245,854
                                                       2005      1.274          1.357           284,977
                                                       2004      1.222          1.274           231,497
                                                       2003      1.000          1.222                --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.454          1.583           180,281
                                                       2005      1.382          1.454           183,457
                                                       2004      1.241          1.382           108,904
                                                       2003      1.000          1.241                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.339          1.538           917,416
                                                       2005      1.320          1.339           940,154
                                                       2004      1.213          1.320           637,163
                                                       2003      1.000          1.213                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.496          1.595           181,691
                                                       2005      1.456          1.496           192,772
                                                       2004      1.331          1.456           195,100
                                                       2003      1.000          1.331                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.676          1.996           384,846
                                                       2005      1.551          1.676           258,807
                                                       2004      1.335          1.551           177,969
                                                       2003      1.000          1.335                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.033          1.194                --
                                                       2005      0.950          1.033                --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.194          1.315           416,781
                                                       2005      1.183          1.194           398,222
                                                       2004      1.112          1.183           267,186
                                                       2003      1.000          1.112                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.438          1.562           598,287
                                                       2005      1.337          1.438           656,296
                                                       2004      1.253          1.337           533,462
                                                       2003      1.000          1.253                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.006           257,892

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.019           410,536

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.049           635,885

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.991          0.999                --
                                                       2005      0.982          0.991           555,003
                                                       2004      0.992          0.982         1,188,876
                                                       2003      1.000          0.992            90,248

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.322          1.381                --
                                                       2005      1.286          1.322           178,734
                                                       2004      1.230          1.286           151,437
                                                       2003      1.000          1.230                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.838          1.999                --
                                                       2005      1.643          1.838           309,893
                                                       2004      1.409          1.643           181,942
                                                       2003      1.000          1.409                --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.001          1.013           641,030
                                                       2005      1.003          1.001           653,184
                                                       2004      0.993          1.003           468,464
                                                       2003      1.000          0.993                --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.991          1.111                --
                                                       2005      0.998          0.991            42,068
                                                       2004      0.993          0.998            41,461

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.155          1.225                --
                                                       2005      1.136          1.155           219,105
                                                       2004      1.107          1.136           157,092
                                                       2003      1.000          1.107                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.082          1.244           140,730
                                                       2005      1.019          1.082           146,470

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      2.366          3.144           130,823
                                                       2005      1.753          2.366           154,430
                                                       2004      1.506          1.753           140,964
                                                       2003      1.000          1.506                --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.415          1.695           597,342
                                                       2005      1.368          1.415           605,737
                                                       2004      1.202          1.368           426,769
                                                       2003      1.000          1.202                --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.062          1.242                --
                                                       2005      1.000          1.062                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.568          1.986                --
                                                       2005      1.483          1.568            32,721
                                                       2004      1.280          1.483            13,099
                                                       2003      1.000          1.280                --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.367          1.560           682,529
                                                       2005      1.316          1.367           738,510
                                                       2004      1.209          1.316           586,630
                                                       2003      1.000          1.209                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.037          1.140            13,016
                                                       2005      1.025          1.037            15,394

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.215          1.299           157,388
                                                       2005      1.200          1.215           155,730
                                                       2004      1.151          1.200           149,246
                                                       2003      1.000          1.151                --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.211          1.286           918,382
                                                       2005      1.215          1.211         1,032,790
                                                       2004      1.149          1.215           746,313
                                                       2003      1.000          1.149                --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.081          1.214             7,940
                                                       2005      1.013          1.081                --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.062          1.173            19,939
                                                       2005      0.991          1.062            19,966

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.047          1.136           315,267
                                                       2005      0.976          1.047                --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.688          2.029           166,644
                                                       2005      1.494          1.688           129,994
                                                       2004      1.286          1.494            27,095
                                                       2003      1.000          1.286                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.664          1.832           361,809
                                                       2005      1.576          1.664           359,343
                                                       2004      1.320          1.576           236,024
                                                       2003      1.000          1.320                --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.159          1.168           287,108
                                                       2005      1.092          1.159           231,337
                                                       2004      1.022          1.092            40,688

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.881          2.518           418,229
                                                       2005      1.670          1.881           441,307
                                                       2004      1.258          1.670           237,566
                                                       2003      1.000          1.258                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.098          1.161           104,074
                                                       2005      1.070          1.098           103,572
                                                       2004      1.049          1.070            59,182

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.731          1.938           211,180
                                                       2005      1.589          1.731           274,235
                                                       2004      1.351          1.589            92,868
                                                       2003      1.000          1.351                --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.419          1.504                --
                                                       2005      1.423          1.419            67,239
                                                       2004      1.282          1.423            61,193
                                                       2003      1.000          1.282                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.177          1.227         1,518,285
                                                       2005      1.171          1.177         1,256,972
                                                       2004      1.086          1.171           848,679
                                                       2003      1.000          1.086                --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.333          1.504           334,921
                                                       2005      1.298          1.333           360,467
                                                       2004      1.188          1.298           250,563
                                                       2003      1.000          1.188                --




                         SEPARATE ACCOUNT CHARGES 2.00%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.125          1.169               --
                                                       2005      1.057          1.125               --
                                                       2004      1.000          1.057               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.122          1.221           46,572
                                                       2005      1.067          1.122           33,961
                                                       2004      1.000          1.067               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.089          1.251           38,461
                                                       2005      1.075          1.089               --
                                                       2004      1.000          1.075               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.117          1.190           27,657
                                                       2005      1.087          1.117           27,553
                                                       2004      1.000          1.087               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.251          1.489            4,508
                                                       2005      1.158          1.251            4,934
                                                       2004      1.000          1.158               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.033          1.193           26,960
                                                       2005      0.950          1.033               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.065          1.172               --
                                                       2005      1.056          1.065               --
                                                       2004      1.000          1.056               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.134          1.231               --
                                                       2005      1.055          1.134               --
                                                       2004      1.000          1.055               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.005               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.032               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.049           70,004

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.005          1.012               --
                                                       2005      0.996          1.005               --
                                                       2004      1.000          0.996               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.078          1.125               --
                                                       2005      1.049          1.078               --
                                                       2004      1.000          1.049               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.310          1.424               --
                                                       2005      1.171          1.310           24,184
                                                       2004      1.000          1.171               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.032          1.044               --
                                                       2005      1.035          1.032               --
                                                       2004      1.000          1.035               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.986          1.105               --
                                                       2005      0.994          0.986            5,578
                                                       2004      0.989          0.994               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.045          1.108               --
                                                       2005      1.028          1.045               --
                                                       2004      1.000          1.028               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.082          1.242           51,016
                                                       2005      1.019          1.082               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.751          2.325            4,904
                                                       2005      1.298          1.751               --
                                                       2004      1.000          1.298               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.166          1.396           20,562
                                                       2005      1.127          1.166               --
                                                       2004      1.000          1.127               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.061          1.241               --
                                                       2005      1.000          1.061               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.247          1.578               --
                                                       2005      1.180          1.247               --
                                                       2004      1.000          1.180               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.134          1.294            5,139
                                                       2005      1.093          1.134            5,379
                                                       2004      1.000          1.093               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.037          1.139               --
                                                       2005      1.025          1.037               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.096          1.171           50,967
                                                       2005      1.083          1.096           26,974
                                                       2004      1.000          1.083               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.084          1.150               --
                                                       2005      1.087          1.084               --
                                                       2004      1.000          1.087               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.081          1.213               --
                                                       2005      1.013          1.081               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.061          1.172               --
                                                       2005      0.991          1.061               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.047          1.135               --
                                                       2005      0.976          1.047               --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.324          1.591           23,171
                                                       2005      1.173          1.324               --
                                                       2004      1.000          1.173               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.209          1.331            6,829
                                                       2005      1.146          1.209            6,922
                                                       2004      1.000          1.146               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.137          1.146           13,126
                                                       2005      1.072          1.137            7,283
                                                       2004      1.000          1.072               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.476          1.974           16,962
                                                       2005      1.311          1.476               --
                                                       2004      1.000          1.311               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.038          1.097               --
                                                       2005      1.012          1.038               --
                                                       2004      0.992          1.012               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.259          1.409               --
                                                       2005      1.156          1.259               --
                                                       2004      1.000          1.156               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.106          1.173               --
                                                       2005      1.110          1.106               --
                                                       2004      1.000          1.110               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.106          1.151           38,344
                                                       2005      1.100          1.106           37,630
                                                       2004      1.000          1.100               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.117          1.259               --
                                                       2005      1.088          1.117               --
                                                       2004      1.000          1.088               --




                         SEPARATE ACCOUNT CHARGES 2.10%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.194          1.240               --
                                                       2005      1.123          1.194               --
                                                       2004      1.078          1.123               --
                                                       2003      1.000          1.078               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.247          1.355               --
                                                       2005      1.187          1.247               --
                                                       2004      1.067          1.187               --
                                                       2003      1.000          1.067               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.198          1.374           71,724
                                                       2005      1.182          1.198           72,820
                                                       2004      1.088          1.182           51,491
                                                       2003      1.000          1.088               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.210          1.288            8,959
                                                       2005      1.179          1.210            9,243
                                                       2004      1.080          1.179            6,068
                                                       2003      1.000          1.080               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.392          1.656            7,576
                                                       2005      1.291          1.392            8,197
                                                       2004      1.112          1.291            5,712
                                                       2003      1.000          1.112               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.032          1.191               --
                                                       2005      0.950          1.032               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.135          1.248               --
                                                       2005      1.126          1.135               --
                                                       2004      1.060          1.126               --
                                                       2003      1.000          1.060               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.231          1.335               --
                                                       2005      1.146          1.231               --
                                                       2004      1.076          1.146               --
                                                       2003      1.000          1.076               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.005           23,539

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.019               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.048           33,752

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.992          1.000               --
                                                       2005      0.985          0.992               --
                                                       2004      0.996          0.985               --
                                                       2003      1.000          0.996               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.166          1.217               --
                                                       2005      1.136          1.166           18,345
                                                       2004      1.088          1.136           12,301
                                                       2003      1.000          1.088               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.500          1.630               --
                                                       2005      1.343          1.500           20,517
                                                       2004      1.154          1.343           16,695
                                                       2003      1.000          1.154               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.011          1.022               --
                                                       2005      1.015          1.011               --
                                                       2004      1.006          1.015               --
                                                       2003      1.000          1.006               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.988          1.106               --
                                                       2005      0.997          0.988               --
                                                       2004      0.992          0.997               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.093          1.157               --
                                                       2005      1.076          1.093               --
                                                       2004      1.051          1.076               --
                                                       2003      1.000          1.051               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.081          1.240               --
                                                       2005      1.018          1.081               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.880          2.494               --
                                                       2005      1.395          1.880               --
                                                       2004      1.200          1.395               --
                                                       2003      1.000          1.200               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.281          1.532           43,043
                                                       2005      1.240          1.281           43,850
                                                       2004      1.091          1.240           31,987
                                                       2003      1.000          1.091               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.061          1.239               --
                                                       2005      1.000          1.061               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.436          1.815               --
                                                       2005      1.360          1.436               --
                                                       2004      1.175          1.360               --
                                                       2003      1.000          1.175               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.230          1.402           24,471
                                                       2005      1.186          1.230           24,216
                                                       2004      1.092          1.186           18,260
                                                       2003      1.000          1.092               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.036          1.137               --
                                                       2005      1.024          1.036               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.097          1.171               --
                                                       2005      1.085          1.097               --
                                                       2004      1.042          1.085               --
                                                       2003      1.000          1.042               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.119          1.186           38,851
                                                       2005      1.123          1.119           35,093
                                                       2004      1.064          1.123           24,489
                                                       2003      1.000          1.064               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.080          1.211               --
                                                       2005      1.013          1.080               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.061          1.170               --
                                                       2005      0.991          1.061               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.046          1.133               --
                                                       2005      0.976          1.046               --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.506          1.807               --
                                                       2005      1.335          1.506               --
                                                       2004      1.151          1.335               --
                                                       2003      1.000          1.151               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.419          1.560           22,321
                                                       2005      1.346          1.419           21,289
                                                       2004      1.129          1.346           16,529
                                                       2003      1.000          1.129               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.155          1.163               --
                                                       2005      1.091          1.155               --
                                                       2004      1.022          1.091               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.640          2.192           15,929
                                                       2005      1.458          1.640           18,658
                                                       2004      1.100          1.458           15,165
                                                       2003      1.000          1.100               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.095          1.156               --
                                                       2005      1.069          1.095               --
                                                       2004      1.048          1.069               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.403          1.569           21,938
                                                       2005      1.290          1.403           21,575
                                                       2004      1.099          1.290           17,202
                                                       2003      1.000          1.099               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.170          1.240               --
                                                       2005      1.175          1.170               --
                                                       2004      1.060          1.175               --
                                                       2003      1.000          1.060               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.139          1.185               --
                                                       2005      1.135          1.139               --
                                                       2004      1.054          1.135               --
                                                       2003      1.000          1.054               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.225          1.380           25,358
                                                       2005      1.195          1.225           24,237
                                                       2004      1.096          1.195           18,123
                                                       2003      1.000          1.096               --




                         SEPARATE ACCOUNT CHARGES 2.15%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.350          1.401            22,662
                                                       2005      1.270          1.350            22,645
                                                       2004      1.220          1.270            17,165
                                                       2003      1.000          1.220            16,944

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.446          1.571            16,578
                                                       2005      1.378          1.446            16,578
                                                       2004      1.239          1.378            16,578
                                                       2003      1.000          1.239            16,578

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.332          1.527            27,208
                                                       2005      1.316          1.332            48,012
                                                       2004      1.211          1.316            44,062
                                                       2003      1.000          1.211            16,965

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.488          1.583            15,802
                                                       2005      1.451          1.488            24,837
                                                       2004      1.330          1.451            25,125
                                                       2003      1.000          1.330            15,592

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.667          1.982            15,610
                                                       2005      1.546          1.667            23,966
                                                       2004      1.333          1.546            10,885
                                                       2003      1.000          1.333                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.031          1.190                --
                                                       2005      0.950          1.031                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.188          1.305               259
                                                       2005      1.179          1.188               239
                                                       2004      1.110          1.179               241
                                                       2003      1.000          1.110                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.430          1.550             4,115
                                                       2005      1.333          1.430            23,147
                                                       2004      1.252          1.333            26,008
                                                       2003      1.000          1.252                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.004               325

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.011            36,763

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.048            42,326

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.986          0.993                --
                                                       2005      0.979          0.986            36,823
                                                       2004      0.990          0.979            30,323
                                                       2003      1.000          0.990            86,167

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.315          1.372                --
                                                       2005      1.282          1.315               218
                                                       2004      1.228          1.282             1,836
                                                       2003      1.000          1.228                --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.828          1.987                --
                                                       2005      1.638          1.828            21,225
                                                       2004      1.408          1.638            17,702
                                                       2003      1.000          1.408            14,907

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      0.996          1.006            12,830
                                                       2005      1.000          0.996            54,534
                                                       2004      0.992          1.000            39,336
                                                       2003      1.000          0.992                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.987          1.105                --
                                                       2005      0.997          0.987             3,217
                                                       2004      0.992          0.997             3,220

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.149          1.216                --
                                                       2005      1.132          1.149               243
                                                       2004      1.106          1.132             2,028
                                                       2003      1.000          1.106                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.081          1.239                --
                                                       2005      1.018          1.081                --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      2.353          3.121               403
                                                       2005      1.747          2.353               386
                                                       2004      1.504          1.747             1,007
                                                       2003      1.000          1.504                --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.408          1.683                --
                                                       2005      1.363          1.408            29,178
                                                       2004      1.200          1.363            29,611
                                                       2003      1.000          1.200                --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.060          1.237                --
                                                       2005      1.000          1.060                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.560          1.972                --
                                                       2005      1.478          1.560                --
                                                       2004      1.278          1.478                --
                                                       2003      1.000          1.278                --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.360          1.548             7,706
                                                       2005      1.311          1.360             7,706
                                                       2004      1.208          1.311                --
                                                       2003      1.000          1.208                --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.036          1.136                --
                                                       2005      1.024          1.036                --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.208          1.289               259
                                                       2005      1.196          1.208               240
                                                       2004      1.149          1.196               241
                                                       2003      1.000          1.149                --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.205          1.277             4,589
                                                       2005      1.211          1.205            38,860
                                                       2004      1.148          1.211            39,838
                                                       2003      1.000          1.148                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.080          1.210                --
                                                       2005      1.013          1.080                --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.060          1.169         1,265,725
                                                       2005      0.991          1.060                --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.045          1.132           614,252
                                                       2005      0.976          1.045                --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.679          2.014                --
                                                       2005      1.489          1.679                --
                                                       2004      1.285          1.489                --
                                                       2003      1.000          1.285                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.655          1.819             3,609
                                                       2005      1.571          1.655            20,172
                                                       2004      1.318          1.571            22,267
                                                       2003      1.000          1.318                --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.154          1.161             3,020
                                                       2005      1.090          1.154            11,689
                                                       2004      1.022          1.090            12,267

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.871          2.500            27,178
                                                       2005      1.664          1.871               200
                                                       2004      1.256          1.664             1,506
                                                       2003      1.000          1.256                --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.094          1.155             4,527
                                                       2005      1.069          1.094             4,531
                                                       2004      1.048          1.069             4,534

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.722          1.924               182
                                                       2005      1.583          1.722                --
                                                       2004      1.349          1.583             1,337
                                                       2003      1.000          1.349                --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.411          1.495                --
                                                       2005      1.418          1.411               202
                                                       2004      1.280          1.418               203
                                                       2003      1.000          1.280                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.171          1.218           199,245
                                                       2005      1.168          1.171            31,972
                                                       2004      1.085          1.168            23,552
                                                       2003      1.000          1.085                --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.326          1.493             5,621
                                                       2005      1.294          1.326             5,586
                                                       2004      1.187          1.294               450
                                                       2003      1.000          1.187                --




                         SEPARATE ACCOUNT CHARGES 2.20%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.121          1.163               --
                                                       2005      1.056          1.121               --
                                                       2004      1.000          1.056               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.119          1.215               --
                                                       2005      1.066          1.119               --
                                                       2004      1.000          1.066               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.086          1.244               --
                                                       2005      1.073          1.086               --
                                                       2004      1.000          1.073               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.113          1.184               --
                                                       2005      1.086          1.113               --
                                                       2004      1.000          1.086               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.247          1.482               --
                                                       2005      1.157          1.247               --
                                                       2004      1.000          1.157               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.031          1.189               --
                                                       2005      0.949          1.031               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.062          1.166               --
                                                       2005      1.054          1.062               --
                                                       2004      1.000          1.054               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.130          1.224               --
                                                       2005      1.054          1.130               --
                                                       2004      1.000          1.054               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.004               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.027            9,583

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.047               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.001          1.008               --
                                                       2005      0.995          1.001               --
                                                       2004      1.000          0.995               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.075          1.121               --
                                                       2005      1.048          1.075               --
                                                       2004      1.000          1.048               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.306          1.418               --
                                                       2005      1.170          1.306               --
                                                       2004      1.000          1.170               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.029          1.038               --
                                                       2005      1.033          1.029               --
                                                       2004      1.000          1.033               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.983          1.099               --
                                                       2005      0.993          0.983               --
                                                       2004      0.989          0.993               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.042          1.102               --
                                                       2005      1.027          1.042               --
                                                       2004      1.000          1.027               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.080          1.238               --
                                                       2005      1.018          1.080               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.745          2.314               --
                                                       2005      1.296          1.745               --
                                                       2004      1.000          1.296               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.162          1.389               --
                                                       2005      1.126          1.162               --
                                                       2004      1.000          1.126               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.060          1.236               --
                                                       2005      1.000          1.060               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.243          1.570               --
                                                       2005      1.178          1.243               --
                                                       2004      1.000          1.178               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.131          1.287               --
                                                       2005      1.091          1.131               --
                                                       2004      1.000          1.091               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.035          1.135           75,911
                                                       2005      1.024          1.035               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.093          1.165               --
                                                       2005      1.082          1.093               --
                                                       2004      1.000          1.082               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.080          1.144               --
                                                       2005      1.086          1.080               --
                                                       2004      1.000          1.086               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.079          1.208               --
                                                       2005      1.013          1.079               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.060          1.168          899,084
                                                       2005      0.991          1.060               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.045          1.131          788,136
                                                       2005      0.976          1.045               --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.320          1.583               --
                                                       2005      1.171          1.320               --
                                                       2004      1.000          1.171               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.205          1.324               --
                                                       2005      1.145          1.205               --
                                                       2004      1.000          1.145               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.134          1.140               --
                                                       2005      1.071          1.134               --
                                                       2004      1.000          1.071               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.471          1.964               --
                                                       2005      1.309          1.471               --
                                                       2004      1.000          1.309               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.035          1.092               --
                                                       2005      1.011          1.035               --
                                                       2004      0.992          1.011               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.255          1.402               --
                                                       2005      1.155          1.255               --
                                                       2004      1.000          1.155               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.103          1.168               --
                                                       2005      1.109          1.103               --
                                                       2004      1.000          1.109               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.102          1.145           34,897
                                                       2005      1.099          1.102               --
                                                       2004      1.000          1.099               --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.113          1.253               --
                                                       2005      1.087          1.113               --
                                                       2004      1.000          1.087               --




                         SEPARATE ACCOUNT CHARGES 2.25%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.120          1.162            5,461
                                                       2005      1.055          1.120            5,464
                                                       2004      1.000          1.055               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.118          1.213            4,738
                                                       2005      1.066          1.118            4,738
                                                       2004      1.000          1.066               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.085          1.243            2,549
                                                       2005      1.073          1.085            2,549
                                                       2004      1.000          1.073               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.112          1.182            2,670
                                                       2005      1.086          1.112            2,671
                                                       2004      1.000          1.086               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.246          1.480               --
                                                       2005      1.157          1.246               --
                                                       2004      1.000          1.157               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.030          1.188               --
                                                       2005      0.949          1.030               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.061          1.165               --
                                                       2005      1.054          1.061               --
                                                       2004      1.000          1.054               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.129          1.223               --
                                                       2005      1.053          1.129               --
                                                       2004      1.000          1.053               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.003            5,710

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.026               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.047            6,140

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.001          1.007               --
                                                       2005      0.995          1.001               --
                                                       2004      1.000          0.995               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.074          1.120               --
                                                       2005      1.047          1.074            5,070
                                                       2004      1.000          1.047               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.305          1.417               --
                                                       2005      1.170          1.305            4,317
                                                       2004      1.000          1.170               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.028          1.037              490
                                                       2005      1.033          1.028              493
                                                       2004      1.000          1.033               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.982          1.098               --
                                                       2005      0.993          0.982               --
                                                       2004      0.989          0.993               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.041          1.101               --
                                                       2005      1.026          1.041               --
                                                       2004      1.000          1.026               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.080          1.237           59,654
                                                       2005      1.018          1.080               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.744          2.311               --
                                                       2005      1.296          1.744               --
                                                       2004      1.000          1.296               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.161          1.387           56,077
                                                       2005      1.126          1.161            2,732
                                                       2004      1.000          1.126               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.059          1.235               --
                                                       2005      1.000          1.059               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.242          1.568               --
                                                       2005      1.178          1.242               --
                                                       2004      1.000          1.178               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.130          1.286               --
                                                       2005      1.091          1.130               --
                                                       2004      1.000          1.091               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.035          1.134               --
                                                       2005      1.024          1.035               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.092          1.164            5,781
                                                       2005      1.082          1.092            5,787
                                                       2004      1.000          1.082               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.079          1.142              235
                                                       2005      1.086          1.079              237
                                                       2004      1.000          1.086               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.079          1.207               --
                                                       2005      1.012          1.079               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.059          1.167           58,873
                                                       2005      0.991          1.059          285,700

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.045          1.130               --
                                                       2005      0.975          1.045               --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.319          1.581           61,649
                                                       2005      1.171          1.319            4,599
                                                       2004      1.000          1.171               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.204          1.322            2,630
                                                       2005      1.144          1.204            2,632
                                                       2004      1.000          1.144               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.133          1.138               --
                                                       2005      1.071          1.133               --
                                                       2004      1.000          1.071               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.470          1.962           17,493
                                                       2005      1.309          1.470            2,038
                                                       2004      1.000          1.309               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.034          1.090               --
                                                       2005      1.011          1.034               --
                                                       2004      0.992          1.011               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.254          1.400            3,035
                                                       2005      1.155          1.254            2,618
                                                       2004      1.000          1.155               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.102          1.167               --
                                                       2005      1.109          1.102              473
                                                       2004      1.000          1.109               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.101          1.144            4,712
                                                       2005      1.099          1.101            4,712
                                                       2004      1.000          1.099               --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.112          1.251               --
                                                       2005      1.087          1.112               --
                                                       2004      1.000          1.087               --




                         SEPARATE ACCOUNT CHARGES 2.30%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.000          0.991               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.000          1.041               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.000          1.113               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.000          0.999               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.000          1.140               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.000          1.108               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.000          1.073               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.030               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.003               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.023               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.047               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.000          1.005               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.000          1.006               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.000          1.035               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.000          1.010               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      1.000          1.090               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.035               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.000          1.106               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.187               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.156               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.000          1.112               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.000          1.196               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.000          1.105               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.000          1.079               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.059               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.049               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.000          1.076               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.066          184,213

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.054               --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.000          1.128               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.070               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.000          0.988               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.000          1.252               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.000          1.009               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.041               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.000          0.988               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.034               --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.000          1.086               --




                         SEPARATE ACCOUNT CHARGES 2.35%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.342          1.391               --
                                                       2005      1.266          1.342               --
                                                       2004      1.219          1.266               --
                                                       2003      1.000          1.219               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.439          1.560               --
                                                       2005      1.373          1.439               --
                                                       2004      1.238          1.373               --
                                                       2003      1.000          1.238               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.325          1.516               --
                                                       2005      1.311          1.325               --
                                                       2004      1.209          1.311               --
                                                       2003      1.000          1.209               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.480          1.571               --
                                                       2005      1.446          1.480               --
                                                       2004      1.328          1.446               --
                                                       2003      1.000          1.328               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.658          1.967               --
                                                       2005      1.541          1.658               --
                                                       2004      1.331          1.541               --
                                                       2003      1.000          1.331               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.030          1.185               --
                                                       2005      0.949          1.030               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.182          1.296               --
                                                       2005      1.175          1.182               --
                                                       2004      1.109          1.175               --
                                                       2003      1.000          1.109               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.423          1.539               --
                                                       2005      1.328          1.423               --
                                                       2004      1.250          1.328               --
                                                       2003      1.000          1.250               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.003               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.004               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.046               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.981          0.987               --
                                                       2005      0.976          0.981               --
                                                       2004      0.989          0.976               --
                                                       2003      1.000          0.989               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.308          1.364               --
                                                       2005      1.277          1.308               --
                                                       2004      1.227          1.277               --
                                                       2003      1.000          1.227               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.819          1.975               --
                                                       2005      1.632          1.819               --
                                                       2004      1.406          1.632               --
                                                       2003      1.000          1.406               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      0.991          0.998               --
                                                       2005      0.997          0.991               --
                                                       2004      0.990          0.997               --
                                                       2003      1.000          0.990               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.984          1.099               --
                                                       2005      0.995          0.984               --
                                                       2004      0.992          0.995               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.143          1.207               --
                                                       2005      1.128          1.143               --
                                                       2004      1.104          1.128               --
                                                       2003      1.000          1.104               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.079          1.235               --
                                                       2005      1.018          1.079               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      2.340          3.098               --
                                                       2005      1.741          2.340               --
                                                       2004      1.502          1.741               --
                                                       2003      1.000          1.502               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.400          1.670               --
                                                       2005      1.358          1.400               --
                                                       2004      1.199          1.358               --
                                                       2003      1.000          1.199               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.058          1.233               --
                                                       2005      1.000          1.058               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.552          1.957               --
                                                       2005      1.473          1.552               --
                                                       2004      1.276          1.473               --
                                                       2003      1.000          1.276               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.352          1.537               --
                                                       2005      1.307          1.352               --
                                                       2004      1.206          1.307               --
                                                       2003      1.000          1.206               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.034          1.132               --
                                                       2005      1.024          1.034               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.202          1.280               --
                                                       2005      1.192          1.202               --
                                                       2004      1.148          1.192               --
                                                       2003      1.000          1.148               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.199          1.267               --
                                                       2005      1.207          1.199               --
                                                       2004      1.146          1.207               --
                                                       2003      1.000          1.146               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.078          1.205               --
                                                       2005      1.012          1.078               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.058          1.165           56,075
                                                       2005      0.991          1.058               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.044          1.128          219,621
                                                       2005      0.975          1.044               --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.670          2.000               --
                                                       2005      1.484          1.670               --
                                                       2004      1.283          1.484               --
                                                       2003      1.000          1.283               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.647          1.806               --
                                                       2005      1.566          1.647               --
                                                       2004      1.317          1.566               --
                                                       2003      1.000          1.317               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.150          1.155               --
                                                       2005      1.088          1.150               --
                                                       2004      1.021          1.088               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.861          2.481               --
                                                       2005      1.659          1.861               --
                                                       2004      1.254          1.659               --
                                                       2003      1.000          1.254               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.090          1.148               --
                                                       2005      1.067          1.090               --
                                                       2004      1.047          1.067               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.713          1.910               --
                                                       2005      1.578          1.713               --
                                                       2004      1.348          1.578               --
                                                       2003      1.000          1.348               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.404          1.486               --
                                                       2005      1.414          1.404               --
                                                       2004      1.278          1.414               --
                                                       2003      1.000          1.278               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.165          1.209               --
                                                       2005      1.164          1.165               --
                                                       2004      1.084          1.164               --
                                                       2003      1.000          1.084               --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.319          1.482               --
                                                       2005      1.290          1.319               --
                                                       2004      1.185          1.290               --
                                                       2003      1.000          1.185               --




                         SEPARATE ACCOUNT CHARGES 2.40%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.000          0.990               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.000          1.040               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.000          1.112               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.000          0.998               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.000          1.139               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.000          1.107               --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.000          1.072               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.029               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.002               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.022               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.046               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.000          1.005               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.000          1.006               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.000          1.035               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.000          1.009               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      1.000          1.089               --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.035               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.000          1.105               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.186               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.155               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.000          1.111               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.000          1.195               --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.000          1.104               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.000          1.078               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.059               --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.048               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.000          1.075               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.065               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.054           37,731

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.000          1.127               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.069               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.000          0.987               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.000          1.250               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.000          1.008               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.040               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.000          0.987               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.033               --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.000          1.085               --




                         SEPARATE ACCOUNT CHARGES 2.45%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.117          1.156             --
                                                       2005      1.054          1.117             --
                                                       2004      1.000          1.054             --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.115          1.207             --
                                                       2005      1.065          1.115             --
                                                       2004      1.000          1.065             --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.082          1.237             --
                                                       2005      1.072          1.082             --
                                                       2004      1.000          1.072             --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.109          1.176             --
                                                       2005      1.084          1.109             --
                                                       2004      1.000          1.084             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.242          1.472             --
                                                       2005      1.155          1.242             --
                                                       2004      1.000          1.155             --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.029          1.183             --
                                                       2005      0.949          1.029             --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.058          1.159             --
                                                       2005      1.053          1.058             --
                                                       2004      1.000          1.053             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.126          1.217             --
                                                       2005      1.052          1.126             --
                                                       2004      1.000          1.052             --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.002             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.020             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.046             --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.998          1.004             --
                                                       2005      0.994          0.998             --
                                                       2004      1.000          0.994             --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.071          1.116             --
                                                       2005      1.046          1.071             --
                                                       2004      1.000          1.046             --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.300          1.412             --
                                                       2005      1.168          1.300             --
                                                       2004      1.000          1.168             --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.025          1.032             --
                                                       2005      1.032          1.025             --
                                                       2004      1.000          1.032             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      0.979          1.092             --
                                                       2005      0.992          0.979             --
                                                       2004      0.989          0.992             --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.038          1.095             --
                                                       2005      1.025          1.038             --
                                                       2004      1.000          1.025             --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.078          1.233             --
                                                       2005      1.017          1.078             --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.738          2.299             --
                                                       2005      1.295          1.738             --
                                                       2004      1.000          1.295             --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.158          1.380             --
                                                       2005      1.124          1.158             --
                                                       2004      1.000          1.124             --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.058          1.231             --
                                                       2005      1.000          1.058             --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.238          1.560             --
                                                       2005      1.177          1.238             --
                                                       2004      1.000          1.177             --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.127          1.279             --
                                                       2005      1.090          1.127             --
                                                       2004      1.000          1.090             --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.033          1.130             --
                                                       2005      1.023          1.033             --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.088          1.158             --
                                                       2005      1.081          1.088             --
                                                       2004      1.000          1.081             --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.076          1.137             --
                                                       2005      1.084          1.076             --
                                                       2004      1.000          1.084             --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.077          1.203             --
                                                       2005      1.012          1.077             --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.058          1.163             --
                                                       2005      0.991          1.058             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.043          1.126             --
                                                       2005      0.975          1.043             --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.315          1.573             --
                                                       2005      1.170          1.315             --
                                                       2004      1.000          1.170             --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.201          1.315             --
                                                       2005      1.143          1.201             --
                                                       2004      1.000          1.143             --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.129          1.133             --
                                                       2005      1.070          1.129             --
                                                       2004      1.000          1.070             --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.465          1.952             --
                                                       2005      1.307          1.465             --
                                                       2004      1.000          1.307             --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.031          1.085             --
                                                       2005      1.010          1.031             --
                                                       2004      0.992          1.010             --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.250          1.393             --
                                                       2005      1.153          1.250             --
                                                       2004      1.000          1.153             --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.098          1.162             --
                                                       2005      1.107          1.098             --
                                                       2004      1.000          1.107             --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.098          1.138             --
                                                       2005      1.098          1.098             --
                                                       2004      1.000          1.098             --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.109          1.245             --
                                                       2005      1.086          1.109             --
                                                       2004      1.000          1.086             --

                         SEPARATE ACCOUNT CHARGES 2.50%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.000          0.989             --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.000          1.039             --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.000          1.111             --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.000          0.997             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.000          1.138             --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.000          1.106             --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.000          1.071             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.028             --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.002             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.021             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.045             --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.000          1.005             --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.000          1.006             --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.000          1.034             --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.000          1.008             --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      1.000          1.088             --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.034             --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.000          1.104             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.185             --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.154             --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.000          1.110             --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.000          1.194             --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.000          1.103             --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.000          1.077             --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.058             --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.047             --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.000          1.074             --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.064             --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.053             --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.000          1.126             --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.068             --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.000          0.986             --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.000          1.249             --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.000          1.007             --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.039             --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.000          0.987             --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.032             --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.000          1.084             --

                         SEPARATE ACCOUNT CHARGES 2.55%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.000          0.988             --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.000          1.039             --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.000          1.110             --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.000          0.997             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.000          1.137             --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.000          1.105             --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.000          1.071             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.027             --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.001             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.021             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.045             --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.000          1.004             --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.000          1.006             --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.000          1.034             --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.000          1.008             --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      1.000          1.087             --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.033             --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.000          1.103             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.184             --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.154             --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.000          1.110             --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.000          1.193             --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.000          1.103             --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.000          1.077             --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.057             --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.047             --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.000          1.073             --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.063             --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.052             --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.000          1.125             --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.067             --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.000          0.985             --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.000          1.249             --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.000          1.007             --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.038             --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.000          0.987             --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.031             --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.000          1.084             --

                         SEPARATE ACCOUNT CHARGES 2.60%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.000          0.988             --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (12/03)............................................  2006      1.000          1.038             --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)........................  2006      1.000          1.110             --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (11/03).......................  2006      1.000          0.996             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.000          1.137             --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.000          1.105             --

  LMPVPI Total Return Subaccount (Class II) (6/03)...  2006      1.000          1.070             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.027             --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (1/70)...................................  2006      1.000          1.001             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.020             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70).............................................  2006      1.000          1.045             --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.000          1.004             --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)............................  2006      1.000          1.005             --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (11/03)...........................  2006      1.000          1.034             --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (12/03)............................................  2006      1.000          1.008             --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (7/04).............................................  2006      1.000          1.087             --

  Pioneer Balanced VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.033             --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (7/05).............................................  2006      1.000          1.103             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Emerging Markets VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.183             --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.153             --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (1/70).........................................  2006      1.000          1.109             --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.000          1.193             --

  Pioneer Fund VCT Subaccount (Class II) (9/03)......  2006      1.000          1.102             --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (7/05).............................................  2006      1.000          1.076             --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.057             --

  Pioneer High Yield VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.046             --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (7/05).......................  2006      1.000          1.073             --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.063             --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.052             --

  Pioneer International Value VCT Subaccount (Class
  II) (1/04).........................................  2006      1.000          1.125             --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.067             --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.000          0.985             --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (9/03).........................................  2006      1.000          1.248             --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (7/04)..................................  2006      1.000          1.006             --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.038             --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03).............................................  2006      1.000          0.987             --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.031             --

  Pioneer Value VCT Subaccount (Class II) (12/03)....  2006      1.000          1.083             --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Capital Appreciation Fund/VA was replaced by Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Global Securities Fund/VA was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/24/2006, Pioneer Variable Contracts Trust-Pioneer Small Company VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer AmPac Growth VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Oak Ridge Large Cap Growth VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Balanced VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Ibbotson Moderate Allocation VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Europe VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer International Value VCT Portfolio and is no longer available as a funding option.

ANNUAL REPORT
December 31, 2006

                     MetLife of CT Separate Account Thirteen
                             for Variable Annuities
                                       of
                    MetLife Insurance Company of Connecticut

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
MetLife of CT Separate Account Thirteen for Variable Annuities and the Board of Directors of MetLife Insurance Company of Connecticut:

We have audited the accompanying statement of assets and liabilities of the Subaccounts (as disclosed in Appendix A) comprising MetLife of CT Separate Account Thirteen for Variable Annuities (formerly, The Travelers Separate
Account Thirteen for Variable Annuities) (the "Separate Account") of MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) ("MICC") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in footnote 5 for the periods in the three years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts comprising the Separate Account of MICC as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida
March 19, 2007

                                   APPENDIX A

AIM V.I. Capital Appreciation Subaccount (Series II)
AIM V.I. Mid Cap Core Equity Subaccount (Series II) AllianceBernstein Large-Cap Growth Subaccount (Class B)
American Funds Global Growth Subaccount (Class 2)
American Funds Growth Subaccount (Class 2)
American Funds Growth-Income Subaccount (Class 2)
Capital Appreciation Subaccount
Delaware VIP REIT Subaccount (Standard Class)
Dreyfus VIF Appreciation Subaccount (Initial Shares)
Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
FAMVS Mercury Global Allocation V.I. Subaccount (Class III)
FAMVS Mercury Value Opportunities V.I. Subaccount (Class III)
FTVIPT Franklin Rising Dividends Securities Subaccount (Class 2) FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) FTVIPT Mutual Shares Securities Subaccount (Class 2)
FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
FTVIPT Templeton Growth Securities Subaccount (Class 2)
High Yield Bond Subaccount
Janus Aspen Balanced Subaccount (Service Shares)
Janus Aspen Global Life Sciences Subaccount (Service Shares)
Janus Aspen Global Technology Subaccount (Service Shares)
Janus Aspen Worldwide Growth Subaccount (Service Shares)
Lazard Retirement Small Cap Subaccount
LMPVPI All Cap Subaccount (Class I)
LMPVPI All Cap Subaccount (Class II)
LMPVPI Investors Subaccount (Class I)
LMPVPI Large Cap Growth Subaccount (Class I)
LMPVPI Small Cap Growth Subaccount (Class I)
LMPVPI Total Return Subaccount (Class II)
LMPVPII Aggressive Growth Subaccount (Class I)
LMPVPII Aggressive Growth Subaccount (Class II)
LMPVPII Equity Index Subaccount (Class II)
LMPVPII Growth and Income Subaccount (Class I)
LMPVPIII Adjustable Rate Income Subaccount
LMPVPIII Social Awareness Stock Subaccount
Lord Abbett Growth and Income Subaccount (Class VC)
Lord Abbett Mid-Cap Value Subaccount (Class VC)
Managed Assets Subaccount
MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
MIST BlackRock High Yield Subaccount (Class A)
MIST BlackRock Large-Cap Core Subaccount (Class A)
MIST Dreman Small-Cap Value Subaccount (Class A)
MIST Harris Oakmark International Subaccount (Class A)
MIST Janus Capital Appreciation Subaccount (Class A)
MIST Legg Mason Partners Managed Assets Subaccount (Class A)
MIST Lord Abbett Bond Debenture Subaccount (Class A)
MIST Lord Abbett Growth and Income Subaccount (Class B)
MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
MIST Met/AIM Capital Appreciation Subaccount (Class A)
MIST Met/AIM Small Cap Growth Subaccount (Class A)
MIST MFS(R) Value Subaccount (Class A)
MIST Neuberger Berman Real Estate Subaccount (Class A)
MIST Oppenheimer Capital Appreciation Subaccount (Class B)
MIST Pioneer Fund Subaccount (Class A)
MIST Pioneer Mid-Cap Value Subaccount (Class A)
MIST Pioneer Strategic Income Subaccount (Class A)
MIST Third Avenue Small Cap Value Subaccount (Class B)
Money Market Subaccount
MSF BlackRock Aggressive Growth Subaccount (Class D)
MSF BlackRock Bond Income Subaccount (Class A)
MSF BlackRock Money Market Subaccount (Class A)
MSF FI Large Cap Subaccount (Class A)
MSF FI Value Leaders Subaccount (Class D)
MSF MetLife Aggressive Allocation Subaccount (Class B)
MSF MetLife Conservative Allocation Subaccount (Class B)
MSF MetLife Moderate Allocation Subaccount (Class B)
MSF MFS(R) Total Return Subaccount (Class F)
MSF Oppenheimer Global Equity Subaccount (Class B)
MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
MSF Western Asset Management High Yield Bond Subaccount (Class A) MSF Western Asset Management U.S. Government Subaccount (Class A) Oppenheimer Capital Appreciation Subaccount/VA (Service Shares) Oppenheimer Global Securities Subaccount/VA (Service Shares) Oppenheimer Main Street/VA Subaccount ( Service Shares)
PIMCO VIT Real Return Subaccount (Administrative Class)
PIMCO VIT Total Return Subaccount (Administrative Class)
Pioneer America Income VCT Subaccount (Class II)
Pioneer AmPac Growth VCT Subaccount (Class II)
Pioneer Balanced VCT Subaccount (Class II)
Pioneer Cullen Value VCT Subaccount (Class II)
Pioneer Emerging Markets VCT Subaccount (Class II)
Pioneer Equity Income VCT Subaccount (Class II)
Pioneer Equity Opportunity VCT Subaccount (Class II)
Pioneer Europe VCT Subaccount (Class II)
Pioneer Fund VCT Subaccount (Class II)
Pioneer Global High Yield VCT Subaccount (Class II)
Pioneer Growth Shares VCT Subaccount (Class II)
Pioneer High Yield VCT Subaccount (Class II)
Pioneer Ibbotson Aggressive Allocation VCT Subaccount (Class II) Pioneer Ibbotson Growth Allocation VCT Subaccount (Class II)
Pioneer Ibbotson Moderate Allocation VCT Subaccount (Class II) Pioneer International Value VCT Subaccount (Class II)
Pioneer Mid Cap Value VCT Subaccount (Class II)
Pioneer Oak Ridge Large Cap Growth VCT Subaccount (Class II)
Pioneer Real Estate Shares VCT Subaccount (Class II)
Pioneer Small and Mid Cap Growth VCT Subaccount (Class II)
Pioneer Small Cap Value VCT Subaccount (Class II)
Pioneer Small Company VCT Subaccount (Class II)
Pioneer Strategic Income VCT Subaccount (Class II)
Pioneer Value VCT Subaccount (Class II)
Putnam VT International Equity Subaccount (Class IB)
Putnam VT Small Cap Value Subaccount (Class IB)
Travelers AIM Capital Appreciation Subaccount
Travelers Convertible Securities Subaccount
Travelers Disciplined Mid Cap Stock Subaccount
Travelers Equity Income Subaccount
Travelers Federated High Yield Subaccount
Travelers Federated Stock Subaccount
Travelers Large Cap Subaccount
Travelers Managed Allocation Series: Aggressive Subaccount
Travelers Managed Allocation Series: Conservative Subaccount Travelers Managed Allocation Series: Moderate Subaccount
Travelers Mercury Large Cap Core Subaccount
Travelers MFS(R) Mid Cap Growth Subaccount
Travelers MFS(R) Total Return Subaccount
Travelers MFS(R) Value Subaccount
Travelers Mondrian International Stock Subaccount
Travelers Pioneer Fund Subaccount
Travelers Pioneer Mid Cap Value Subaccount
Travelers Pioneer Strategic Income Subaccount
Travelers Quality Bond Subaccount
Travelers Strategic Equity Subaccount
Travelers Style Focus Series: Small Cap Growth Subaccount
Travelers Style Focus Series: Small Cap Value Subaccount
Travelers U.S. Government Securities Subaccount
Van Kampen LIT Comstock Subaccount (Class II)
Van Kampen LIT Enterprise Subaccount (Class II)
VIP Contrafund(R) Subaccount (Service Class 2)
VIP Dynamic Capital Appreciation Subaccount (Service Class 2)
VIP Mid Cap Subaccount (Service Class 2)

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2006

                                      AIM V.I. Capital        AIM V.I. Mid Cap        American Funds          American Funds
                                        Appreciation            Core Equity           Global Growth               Growth
                                         Subaccount              Subaccount             Subaccount              Subaccount
                                         (Series II)             (Series II)             (Class 2)               (Class 2)
                                      ---------------         ---------------         ---------------         ---------------
Assets:
  Investments at market value         $       517,093         $       606,386         $     3,029,784         $     9,855,933
                                      ---------------         ---------------         ---------------         ---------------
      Total Assets ..........                 517,093                 606,386               3,029,784               9,855,933
                                      ---------------         ---------------         ---------------         ---------------
Liabilities:
  Payables:
    Insurance charges .......                      49                      55                     288                     934
    Administrative fees .....                       5                       5                      25                      81
                                      ---------------         ---------------         ---------------         ---------------
      Total Liabilities .....                      54                      60                     313                   1,015
                                      ---------------         ---------------         ---------------         ---------------
Net Assets:..................         $       517,039         $       606,326         $     3,029,471         $     9,854,918
                                      ===============         ===============         ===============         ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                                     Dreyfus VIF        FTVIPT Franklin
                                     American Funds           Dreyfus VIF             Developing        Rising Dividends
                                     Growth-Income            Appreciation             Leaders             Securities
                                       Subaccount              Subaccount             Subaccount           Subaccount
                                        (Class 2)           (Initial Shares)       (Initial Shares)         (Class 2)
                                     ---------------        ---------------        ---------------        ---------------
Assets:
  Investments at market value        $    10,733,732        $       221,031        $       597,460        $     2,640,367
                                     ---------------        ---------------        ---------------        ---------------
      Total Assets ..........             10,733,732                221,031                597,460              2,640,367
                                     ---------------        ---------------        ---------------        ---------------
Liabilities:
  Payables:
    Insurance charges .......                  1,018                     20                     55                    244
    Administrative fees .....                     88                      2                      5                     22
                                     ---------------        ---------------        ---------------        ---------------
      Total Liabilities .....                  1,106                     22                     60                    266
                                     ---------------        ---------------        ---------------        ---------------
Net Assets:..................        $    10,732,626        $       221,009        $       597,400        $     2,640,101
                                     ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

      FTVIPT                FTVIPT                 FTVIPT
     Franklin             Templeton              Templeton            Janus Aspen           Janus Aspen            Janus Aspen
  Small-Mid Cap           Developing              Foreign             Global Life              Global               Worldwide
Growth Securities     Markets Securities         Securities             Sciences             Technology               Growth
    Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
     (Class 2)             (Class 2)              (Class 2)         (Service Shares)      (Service Shares)       (Service Shares)
---------------        ---------------        ---------------        ---------------        ---------------        ---------------

$       779,927        $       905,133        $     1,839,164        $        41,293        $        98,464        $        22,794
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
        779,927                905,133              1,839,164                 41,293                 98,464                 22,794
---------------        ---------------        ---------------        ---------------        ---------------        ---------------


             70                     85                    165                      4                      9                      2
              6                      7                     15                     --                     --                      1
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
             76                     92                    180                      4                      9                      3
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
$       779,851        $       905,041        $     1,838,984        $        41,289        $        98,455        $        22,791
===============        ===============        ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                         LMPVPI                 LMPVPI                 LMPVPI                LMPVPI
                                        All Cap                 All Cap               Investors          Large Cap Growth
                                       Subaccount              Subaccount             Subaccount            Subaccount
                                        (Class I)              (Class II)              (Class I)             (Class I)
                                     ---------------        ---------------        ---------------        ---------------
Assets:
  Investments at market value        $       486,465        $       135,571        $       462,478        $       501,062
                                     ---------------        ---------------        ---------------        ---------------
      Total Assets ..........                486,465                135,571                462,478                501,062
                                     ---------------        ---------------        ---------------        ---------------
Liabilities:
  Payables:
    Insurance charges .......                     44                     11                     42                     43
    Administrative fees .....                      4                      1                      4                      4
                                     ---------------        ---------------        ---------------        ---------------
      Total Liabilities .....                     48                     12                     46                     47
                                     ---------------        ---------------        ---------------        ---------------
Net Assets:..................        $       486,417        $       135,559        $       462,432        $       501,015
                                     ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

     LMPVPI                LMPVPI                 LMPVPII                LMPVPII               LMPVPII                LMPVPII
Small Cap Growth        Total Return         Aggressive Growth      Aggressive Growth        Equity Index        Growth and Income
   Subaccount            Subaccount              Subaccount             Subaccount            Subaccount             Subaccount
    (Class I)            (Class II)               (Class I)             (Class II)            (Class II)              (Class I)
---------------        ---------------        ---------------        ---------------        ---------------        ---------------

$     1,185,929        $       754,313        $       767,016        $     1,279,255        $     2,094,180        $       119,049
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
      1,185,929                754,313                767,016              1,279,255              2,094,180                119,049
---------------        ---------------        ---------------        ---------------        ---------------        ---------------


            117                     71                     69                    120                    198                      9
             10                      6                      6                     11                     17                      1
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
            127                     77                     75                    131                    215                     10
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
$     1,185,802        $       754,236        $       766,941        $     1,279,124        $     2,093,965        $       119,039
===============        ===============        ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                LMPVPIII              Lord Abbett           Lord Abbett
                                         LMPVPIII                Social               Growth and              Mid-Cap
                                        Adjustable              Awareness               Income                 Value
                                        Rate Income               Stock               Subaccount             Subaccount
                                        Subaccount             Subaccount             (Class VC)             (Class VC)
                                     ---------------        ---------------        ---------------        ---------------
Assets:
  Investments at market value        $       156,053        $       166,358        $     1,863,162        $     1,617,055
                                     ---------------        ---------------        ---------------        ---------------
      Total Assets ..........                156,053                166,358              1,863,162              1,617,055
                                     ---------------        ---------------        ---------------        ---------------
Liabilities:
  Payables:
    Insurance charges .......                     15                     17                    180                    154
    Administrative fees .....                      1                      1                     16                     14
                                     ---------------        ---------------        ---------------        ---------------
      Total Liabilities .....                     16                     18                    196                    168
                                     ---------------        ---------------        ---------------        ---------------
Net Assets:..................        $       156,037        $       166,340        $     1,862,966        $     1,616,887
                                     ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

  MIST                                            MIST
Batterymarch                 MIST                BlackRock             MIST Dreman              MIST Harris           MIST Janus
  Mid-Cap                 BlackRock             Large-Cap              Small-Cap                 Oakmark               Capital
   Stock                 High Yield               Core                   Value                International         Appreciation
Subaccount               Subaccount            Subaccount              Subaccount              Subaccount            Subaccount
 (Class A)                (Class A)             (Class A)              (Class A)                (Class A)             (Class A)
---------------        ---------------        ---------------        ---------------        ---------------        ---------------

$       479,328        $       526,375        $       599,474        $        89,948        $       448,205        $       344,031
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
        479,328                526,375                599,474                 89,948                448,205                344,031
---------------        ---------------        ---------------        ---------------        ---------------        ---------------


             42                     50                     58                      9                     42                     31
              4                      4                      5                     --                      4                      3
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
             46                     54                     63                      9                     46                     34
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
$       479,282        $       526,321        $       599,411        $        89,939        $       448,159        $       343,997
===============        ===============        ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                            MIST
                                         Legg Mason              MIST                    MIST                  MIST
                                      Partners Managed       Lord Abbett             Lord Abbett           Lord Abbett
                                           Assets           Bond Debenture        Growth and Income       Mid-Cap Value
                                         Subaccount           Subaccount              Subaccount            Subaccount
                                          (Class A)            (Class A)               (Class B)             (Class B)
                                     ---------------        ---------------        ---------------        ---------------
Assets:
  Investments at market value        $       443,907        $       345,404        $     1,834,963        $         8,432
                                     ---------------        ---------------        ---------------        ---------------
      Total Assets ..........                443,907                345,404              1,834,963                  8,432
                                     ---------------        ---------------        ---------------        ---------------
Liabilities:
  Payables:
    Insurance charges .......                     40                     32                    150                      1
    Administrative fees .....                      3                      3                     15                     --
                                     ---------------        ---------------        ---------------        ---------------
      Total Liabilities .....                     43                     35                    165                      1
                                     ---------------        ---------------        ---------------        ---------------
Net Assets:..................        $       443,864        $       345,369        $     1,834,798        $         8,431
                                     ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                          MIST                  MIST
 MIST Met/AIM            MIST Met/AIM                                    Neuberger            Oppenheimer
   Capital                Small Cap              MIST MFS(R)               Berman               Capital              MIST Pioneer
 Appreciation               Growth                 Value                Real Estate           Appreciation               Fund
  Subaccount              Subaccount             Subaccount              Subaccount            Subaccount             Subaccount
   (Class A)               (Class A)              (Class A)             (Class A)             (Class B)              (Class A)
---------------        ---------------        ---------------        ---------------        ---------------        ---------------

$        61,901        $        30,515        $       301,075        $     2,372,493        $       950,566        $        58,998
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
         61,901                 30,515                301,075              2,372,493                950,566                 58,998
---------------        ---------------        ---------------        ---------------        ---------------        ---------------


              5                      3                     29                    231                     81                      6
              1                     --                      2                     20                      8                     --
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
              6                      3                     31                    251                     89                      6
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
$        61,895        $        30,512        $       301,044        $     2,372,242        $       950,477        $        58,992
===============        ===============        ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                 MIST                 MIST Third                 MSF
                                        MIST Pioneer            Pioneer                 Avenue                BlackRock
                                          Mid-Cap              Strategic               Small Cap             Aggressive
                                           Value                Income                   Value                 Growth
                                         Subaccount           Subaccount              Subaccount             Subaccount
                                         (Class A)             (Class A)               (Class B)              (Class D)
                                     ---------------        ---------------        ---------------        ---------------
Assets:
  Investments at market value        $         5,907        $       637,282        $     1,488,894        $       258,540
                                     ---------------        ---------------        ---------------        ---------------
      Total Assets ..........                  5,907                637,282              1,488,894                258,540
                                     ---------------        ---------------        ---------------        ---------------
Liabilities:
  Payables:
    Insurance charges .......                      1                     55                    140                     24
    Administrative fees .....                     --                      5                     13                      3
                                     ---------------        ---------------        ---------------        ---------------
      Total Liabilities .....                      1                     60                    153                     27
                                     ---------------        ---------------        ---------------        ---------------
Net Assets:..................        $         5,906        $       637,222        $     1,488,741        $       258,513
                                     ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

   MSF                                                                                                                   MSF
BlackRock                     MSF                                        MSF FI              MSF MetLife               MetLife
   Bond                    BlackRock             MSF FI                   Value               Aggressive            Conservative
  Income                 Money Market           Large Cap                Leaders              Allocation             Allocation
Subaccount                Subaccount           Subaccount              Subaccount             Subaccount             Subaccount
(Class A)                  (Class A)            (Class A)               (Class D)             (Class B)               (Class B)
---------------        ---------------        ---------------        ---------------        ---------------        ---------------

$     1,000,307        $     1,299,813        $       678,784        $     1,171,236        $        30,865        $        66,490
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
      1,000,307              1,299,813                678,784              1,171,236                 30,865                 66,490
---------------        ---------------        ---------------        ---------------        ---------------        ---------------


             87                    115                     64                    106                      2                      5
              8                     10                      6                     10                     --                     --
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
             95                    125                     70                    116                      2                      5
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
$     1,000,212        $     1,299,688        $       678,714        $     1,171,120        $        30,863        $        66,485
===============        ===============        ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                       MSF MetLife                                       MSF                    MSF
                                         Moderate              MSF MFS(R)            Oppenheimer           T. Rowe Price
                                        Allocation           Total Return           Global Equity         Large Cap Growth
                                        Subaccount            Subaccount              Subaccount             Subaccount
                                         (Class B)             (Class F)               (Class B)              (Class B)
                                     ---------------        ---------------        ---------------        ---------------
Assets:
  Investments at market value        $       243,214        $     2,850,485        $     4,170,096        $        63,843
                                     ---------------        ---------------        ---------------        ---------------
      Total Assets ..........                243,214              2,850,485              4,170,096                 63,843
                                     ---------------        ---------------        ---------------        ---------------
Liabilities:
  Payables:
    Insurance charges .......                     21                    265                    365                      6
    Administrative fees .....                      2                     24                     35                     --
                                     ---------------        ---------------        ---------------        ---------------
      Total Liabilities .....                     23                    289                    400                      6
                                     ---------------        ---------------        ---------------        ---------------
Net Assets:..................        $       243,191        $     2,850,196        $     4,169,696        $        63,837
                                     ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

MSF Western Asset    MSF Western Asset
    Management           Management             PIMCO VIT             PIMCO VIT            Pioneer America         Pioneer Cullen
 High Yield Bond      U.S. Government          Real Return          Total Return             Income VCT             Value VCT
    Subaccount           Subaccount            Subaccount            Subaccount              Subaccount             Subaccount
     (Class A)            (Class A)      (Administrative Class) (Administrative Class)        (Class II)             (Class II)
---------------        ---------------   ----------------------  ---------------------      ---------------        ---------------

$       525,957        $       157,919        $     1,218,198        $     2,407,756        $       884,270        $       787,135
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
        525,957                157,919              1,218,198              2,407,756                884,270                787,135
---------------        ---------------        ---------------        ---------------        ---------------        ---------------


             48                     12                    112                    223                     83                     71
              4                      1                     10                     19                      7                      6
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
             52                     13                    122                    242                     90                     77
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
$       525,905        $       157,906        $     1,218,076        $     2,407,514        $       884,180        $       787,058
===============        ===============        ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                         Pioneer                Pioneer                Pioneer
                                         Emerging               Equity                 Equity                 Pioneer
                                         Markets                Income               Opportunity               Fund
                                           VCT                    VCT                    VCT                    VCT
                                        Subaccount            Subaccount             Subaccount             Subaccount
                                        (Class II)            (Class II)             (Class II)             (Class II)
                                     ---------------        ---------------        ---------------        ---------------
Assets:
  Investments at market value        $       777,988        $     1,952,405        $        30,373        $     1,939,145
                                     ---------------        ---------------        ---------------        ---------------
      Total Assets ..........                777,988              1,952,405                 30,373              1,939,145
                                     ---------------        ---------------        ---------------        ---------------
Liabilities:
  Payables:
    Insurance charges .......                     73                    184                      3                    178
    Administrative fees .....                      6                     16                     --                     16
                                     ---------------        ---------------        ---------------        ---------------
      Total Liabilities .....                     79                    200                      3                    194
                                     ---------------        ---------------        ---------------        ---------------
Net Assets:..................        $       777,909        $     1,952,205        $        30,370        $     1,938,951
                                     ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                         Pioneer               Pioneer                 Pioneer
                           Pioneer                                      Ibbotson               Ibbotson               Ibbotson
  Pioneer                  Growth                  Pioneer             Aggressive               Growth                Moderate
Global High                Shares                High Yield            Allocation             Allocation             Allocation
 Yield VCT                   VCT                     VCT                   VCT                   VCT                     VCT
 Subaccount              Subaccount              Subaccount            Subaccount             Subaccount             Subaccount
 (Class II)              (Class II)              (Class II)            (Class II)             (Class II)             (Class II)
---------------        ---------------        ---------------        ---------------        ---------------        ---------------

$       211,609        $       421,208        $     1,621,089        $       174,536        $     5,356,520        $     4,785,279
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
        211,609                421,208              1,621,089                174,536              5,356,520              4,785,279
---------------        ---------------        ---------------        ---------------        ---------------        ---------------


             20                     39                    154                     18                    533                    452
              1                      3                     13                      2                     44                     40
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
             21                     42                    167                     20                    577                    492
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
$       211,588        $       421,166        $     1,620,922        $       174,516        $     5,355,943        $     4,784,787
===============        ===============        ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                           Pioneer              Pioneer          Pioneer Oak Ridge           Pioneer
                                        International           Mid Cap              Large Cap             Real Estate
                                          Value VCT            Value VCT             Growth VCT             Shares VCT
                                          Subaccount           Subaccount            Subaccount             Subaccount
                                          (Class II)           (Class II)            (Class II)             (Class II)
                                     ---------------        ---------------        ---------------        ---------------
Assets:
  Investments at market value        $       628,057        $     1,611,384        $     1,020,626        $     1,466,047
                                     ---------------        ---------------        ---------------        ---------------
      Total Assets ..........                628,057              1,611,384              1,020,626              1,466,047
                                     ---------------        ---------------        ---------------        ---------------
Liabilities:
  Payables:
    Insurance charges .......                     61                    143                     87                    142
    Administrative fees .....                      5                     13                      9                     12
                                     ---------------        ---------------        ---------------        ---------------
      Total Liabilities .....                     66                    156                     96                    154
                                     ---------------        ---------------        ---------------        ---------------
Net Assets:..................        $       627,991        $     1,611,228        $     1,020,530        $     1,465,893
                                     ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

     Pioneer               Pioneer                Pioneer                                    Putnam VT              Putnam VT
Small and Mid Cap         Small Cap              Strategic              Pioneer            International            Small Cap
    Growth VCT            Value VCT              Income VCT            Value VCT               Equity                 Value
    Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
    (Class II)            (Class II)             (Class II)            (Class II)            (Class IB)             (Class IB)
---------------        ---------------        ---------------        ---------------        ---------------        ---------------

$       290,540        $       716,667        $     2,752,724        $       719,133        $        87,406        $       889,805
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
        290,540                716,667              2,752,724                719,133                 87,406                889,805
---------------        ---------------        ---------------        ---------------        ---------------        ---------------


             26                     68                    264                     69                      8                     80
              3                      6                     23                      6                      1                      8
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
             29                     74                    287                     75                      9                     88
---------------        ---------------        ---------------        ---------------        ---------------        ---------------
$       290,511        $       716,593        $     2,752,437        $       719,058        $        87,397        $       889,717
===============        ===============        ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                              Van Kampen                                    VIP Dynamic
                                        Van Kampen                LIT                    VIP                  Capital
                                       LIT Comstock           Enterprise             Contrafund(R)         Appreciation
                                        Subaccount            Subaccount             Subaccount             Subaccount
                                        (Class II)            (Class II)          (Service Class 2)      (Service Class 2)
                                     ---------------        ---------------        ---------------        ---------------
Assets:
  Investments at market value        $     1,284,878        $        14,818        $     2,408,146        $       188,185
                                     ---------------        ---------------        ---------------        ---------------
      Total Assets ..........              1,284,878                 14,818              2,408,146                188,185
                                     ---------------        ---------------        ---------------        ---------------
Liabilities:
  Payables:
    Insurance charges .......                    119                      2                    226                     19
    Administrative fees .....                     11                     --                     20                      1
                                     ---------------        ---------------        ---------------        ---------------
      Total Liabilities .....                    130                      2                    246                     20
                                     ---------------        ---------------        ---------------        ---------------
Net Assets:..................        $     1,284,748        $        14,816        $     2,407,900        $       188,165
                                     ===============        ===============        ===============        ===============

   The accompanying notes are an integral part of these financial statements.

                    METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Concluded)
                               December 31, 2006

       VIP
     Mid Cap
    Subaccount
(Service Class 2)
-----------------

$     2,377,581
---------------
      2,377,581
---------------


            221
             20
---------------
            241
---------------
$     2,377,340
===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2006

                                               AIM V.I. Capital     AIM V.I. Mid Cap    AllianceBernstein      American Funds
                                                Appreciation          Core Equity       Large-Cap Growth        Global Growth
                                                 Subaccount           Subaccount           Subaccount            Subaccount
                                                  (Series II)          (Series II)           (Class B)             (Class 2)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $        4,203        $           --        $       24,522
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                9,113                 9,943                   314                47,554
  Administrative fees .................                  785                   898                    28                 4,123
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                9,898                10,841                   342                51,677
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....               (9,898)               (6,638)                 (342)              (27,155)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                60,017                    --                    --
    Realized gain (loss) on sale
      of investments ..................                9,883                 8,648                12,408                56,559
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                9,883                68,665                12,408                56,559
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................               20,413                (9,835)              (12,425)              426,558
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       20,398        $       52,192        $         (359)       $      455,962
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                                                 Dreyfus VIF
  American Funds        American Funds                                  Delaware            Dreyfus VIF           Developing
      Growth             Growth-Income             Capital              VIP REIT           Appreciation             Leaders
    Subaccount            Subaccount            Appreciation           Subaccount           Subaccount            Subaccount
      (Class 2)             (Class 2)             Subaccount         (Standard Class)      (InitialShares)      (Initial Shares)
   --------------        --------------        --------------        --------------        --------------        --------------

   $       75,579        $      157,503        $           --        $       40,113        $        3,224        $        2,072
   --------------        --------------        --------------        --------------        --------------        --------------

          161,719               174,323                 1,656                11,731                 3,540                 9,546
           14,025                15,099                   150                   995                   317                   857
   --------------        --------------        --------------        --------------        --------------        --------------
          175,744               189,422                 1,806                12,726                 3,857                10,403
   --------------        --------------        --------------        --------------        --------------        --------------
         (100,165)              (31,919)               (1,806)               27,387                  (633)               (8,331)
   --------------        --------------        --------------        --------------        --------------        --------------


           58,759               238,966                13,538               133,743                    --                42,841

          171,770               119,757                43,945               284,389                 4,127                 3,915
   --------------        --------------        --------------        --------------        --------------        --------------
          230,529               358,723                57,483               418,132                 4,127                46,756
   --------------        --------------        --------------        --------------        --------------        --------------

          607,882               919,041               (58,809)             (285,345)               25,482               (38,123)
   --------------        --------------        --------------        --------------        --------------        --------------

   $      738,246        $    1,245,845        $       (3,132)       $      160,174        $       28,976        $          302
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                   FAMVS                FAMVS                 FTVIPT               FTVIPT
                                                  Mercury              Mercury               Franklin             Franklin
                                                  Global                Value            Rising Dividends       Small-Mid Cap
                                              Allocation V.I.    Opportunities V.I.         Securities        Growth Securities
                                                Subaccount           Subaccount             Subaccount           Subaccount
                                                (Class III)          (Class III)             (Class 2)            (Class 2)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $           24        $       26,374        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                6,820                 3,854                41,539                12,689
  Administrative fees .................                  580                   346                 3,685                 1,159
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                7,400                 4,200                45,224                13,848
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....               (7,400)               (4,176)              (18,850)              (13,848)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                83,162                12,485                    --
    Realized gain (loss) on sale
      of investments ..................              221,645              (294,847)               26,608                13,228
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............              221,645              (211,685)               39,093                13,228
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................             (115,132)              292,985               325,985                47,710
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       99,113        $       77,124        $      346,228        $       47,090
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                             FTVIPT                FTVIPT                FTVIPT
      FTVIPT                Templeton             Templeton             Templeton
      Mutual               Developing              Foreign               Growth                                     Janus Aspen
 Shares Securities     Markets Securities        Securities            Securities            High Yield              Balanced
    Subaccount             Subaccount            Subaccount            Subaccount               Bond                Subaccount
     (Class 2)              (Class 2)             (Class 2)             (Class 2)            Subaccount          (Service Shares)
   --------------        --------------        --------------        --------------        --------------        --------------

   $           --        $        9,262        $       20,306        $           --        $       32,589        $           --
   --------------        --------------        --------------        --------------        --------------        --------------

            7,005                13,461                25,880                 6,586                 2,702                   364
              603                 1,184                 2,381                   573                   241                    34
   --------------        --------------        --------------        --------------        --------------        --------------
            7,608                14,645                28,261                 7,159                 2,943                   398
   --------------        --------------        --------------        --------------        --------------        --------------
           (7,608)               (5,383)               (7,955)               (7,159)               29,646                  (398)
   --------------        --------------        --------------        --------------        --------------        --------------


               --                    --                    --                    --                 2,599                    --

          239,182                25,434                29,579               235,474               (25,917)               10,504
   --------------        --------------        --------------        --------------        --------------        --------------
          239,182                25,434                29,579               235,474               (23,318)               10,504
   --------------        --------------        --------------        --------------        --------------        --------------

         (149,032)              148,526               253,503              (128,892)                4,278                (7,821)
   --------------        --------------        --------------        --------------        --------------        --------------

   $       82,542        $      168,577        $      275,127        $       99,423        $       10,606        $        2,285
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                  Janus Aspen          Janus Aspen         Janus Aspen
                                                    Global               Global             Worldwide               Lazard
                                                 Life Sciences         Technology            Growth               Retirement
                                                  Subaccount           Subaccount          Subaccount              SmallCap
                                               (Service Shares)     (Service Shares)    (Service Shares)          Subaccount
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $           --        $          335        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                  646                 1,563                   343                 9,553
  Administrative fees .................                   63                   141                    30                   823
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                  709                 1,704                   373                10,376
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....                 (709)               (1,704)                  (38)              (10,376)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                    --                    --                52,937
    Realized gain (loss) on sale
      of investments ..................                  178                   593                    59                55,478
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                  178                   593                    59               108,415
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................                2,331                 6,694                 3,066               (27,199)
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $        1,800        $        5,583        $        3,087        $       70,840
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                         LMPVPI                LMPVPI
       LMPVPI                LMPVPI                LMPVPI               Large Cap             Small Cap               LMPVPI
       All Cap               AllCap               Investors              Growth                Growth              Total Return
     Subaccount            Subaccount            Subaccount            Subaccount            Subaccount             Subaccount
      (Class I)            (Class II)             (Class I)             (Class I)             (Class I)             (Class II)
   --------------        --------------        --------------        --------------        --------------        --------------

   $        6,259        $        1,354        $        7,144        $           --        $           --        $       13,026
   --------------        --------------        --------------        --------------        --------------        --------------

            7,757                 1,602                 7,188                 7,394                20,500                12,049
              701                   162                   659                   707                 1,703                 1,059
   --------------        --------------        --------------        --------------        --------------        --------------
            8,458                 1,764                 7,847                 8,101                22,203                13,108
   --------------        --------------        --------------        --------------        --------------        --------------
           (2,199)                 (410)                 (703)               (8,101)              (22,203)                  (82)
   --------------        --------------        --------------        --------------        --------------        --------------


           16,957                 4,705                10,255                    --                56,069                13,276

           11,087                    89                15,993                 1,653                10,870                 1,991
   --------------        --------------        --------------        --------------        --------------        --------------
           28,044                 4,794                26,248                 1,653                66,939                15,267
   --------------        --------------        --------------        --------------        --------------        --------------

           43,359                 9,994                40,967                19,009                70,557                53,953
   --------------        --------------        --------------        --------------        --------------        --------------

   $       69,204        $       14,378        $       66,512        $       12,561        $      115,293        $       69,138
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                  LMPVPII              LMPVPII                LMPVPII              LMPVPII
                                                Aggressive           Aggressive               Equity             Growth and
                                                  Growth               Growth                  Index               Income
                                                Subaccount           Subaccount             Subaccount           Subaccount
                                                 (Class I)           (Class II)             (Class II)            (Class I)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $           --        $       26,878        $          453
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................               11,676                22,394                33,540                 1,352
  Administrative fees .................                1,074                 1,948                 2,906                   149
                                              --------------        --------------        --------------        --------------
    Total expenses ....................               12,750                24,342                36,446                 1,501
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....              (12,750)              (24,342)               (9,568)               (1,048)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                    --                25,310                   775
    Realized gain (loss) on sale
      of investments ..................                3,925                37,559                25,726                   546
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                3,925                37,559                51,036                 1,321
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................               69,885                93,747               200,491                10,232
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       61,060        $      106,964        $      241,959        $       10,505
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                  Lord Abbett           Lord Abbett                                     MIST
      LMPVPIII              LMPVPIII                Growth                Mid-Cap                                   Batterymarch
     Adjustable              Social               and Income               Value                Managed             Mid-Cap Stock
     Rate Income         Awareness Stock          Subaccount            Subaccount              Assets               Subaccount
     Subaccount            Subaccount             (Class VC)            (Class VC)            Subaccount              (Class A)
   --------------        --------------        --------------        --------------        --------------        --------------

   $        7,057        $          847        $       22,089        $        7,787        $        9,569        $           --
   --------------        --------------        --------------        --------------        --------------        --------------

            2,738                 2,862                31,234                27,283                 2,244                 5,067
              231                   237                 2,657                 2,347                   205                   478
   --------------        --------------        --------------        --------------        --------------        --------------
            2,969                 3,099                33,891                29,630                 2,449                 5,545
   --------------        --------------        --------------        --------------        --------------        --------------
            4,088                (2,252)              (11,802)              (21,843)                7,120                (5,545)
   --------------        --------------        --------------        --------------        --------------        --------------


               --                    --                59,191               121,332                12,981                    --

                2                   103                11,185                18,063                10,292                (2,369)
   --------------        --------------        --------------        --------------        --------------        --------------
                2                   103                70,376               139,395                23,273                (2,369)
   --------------        --------------        --------------        --------------        --------------        --------------

             (859)               10,961               190,523                32,556               (17,577)              (17,553)
   --------------        --------------        --------------        --------------        --------------        --------------

   $        3,231        $        8,812        $      249,097        $      150,108        $       12,816        $      (25,467)
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                  MIST                 MIST                    MIST                 MIST
                                                BlackRock            BlackRock            Dreman Small-        Harris Oakmark
                                               High Yield         Large-Cap Core             Cap Value          International
                                               Subaccount           Subaccount              Subaccount           Subaccount
                                                (Class A)            (Class A)               (Class A)            (Class A)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $           --        $          370        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                5,936                 6,911                   878                 4,224
  Administrative fees .................                  513                   590                    72                   372
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                6,449                 7,501                   950                 4,596
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....               (6,449)               (7,501)                 (580)               (4,596)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                    --                   214                    --
    Realized gain (loss) on sale
      of investments ..................                  333                (3,752)                  (69)               (3,233)
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                  333                (3,752)                  145                (3,233)
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................               31,985                39,727                 5,310                42,347
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       25,869        $       28,474        $        4,875        $       34,518
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                             MIST                   MIST                  MIST
       MIST               Legg Mason             Lord Abbett           Lord Abbett              MIST                   MIST
   Janus Capital           Partners                 Bond               Growth and            Lord Abbett         Met/AIM Capital
   Appreciation         Managed Assets            Debenture              Income             Mid-Cap Value          Appreciation
    Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
     (Class A)             (Class A)              (Class A)             (Class B)             (Class B)              (Class A)
   --------------        --------------        --------------        --------------        --------------        --------------

   $           --        $           --        $           --        $           --        $           --        $          108
   --------------        --------------        --------------        --------------        --------------        --------------

            3,578                 4,721                 3,536                17,680                    21                   823
              321                   430                   312                 1,784                     1                    75
   --------------        --------------        --------------        --------------        --------------        --------------
            3,899                 5,151                 3,848                19,464                    22                   898
   --------------        --------------        --------------        --------------        --------------        --------------
           (3,899)               (5,151)               (3,848)              (19,464)                  (22)                 (790)
   --------------        --------------        --------------        --------------        --------------        --------------


               --                    --                    --                    --                    --                 7,511

           (1,705)                 (237)                   87                  (579)                   --                  (193)
   --------------        --------------        --------------        --------------        --------------        --------------
           (1,705)                 (237)                   87                  (579)                   --                 7,318
   --------------        --------------        --------------        --------------        --------------        --------------

           11,610                27,716                17,847               145,995                   213                (7,542)
   --------------        --------------        --------------        --------------        --------------        --------------

   $        6,006        $       22,328        $       14,086        $      125,952        $          191        $       (1,014)
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                               MIST                 MIST
                                                   MIST                                      Neuberger           Oppenheimer
                                               Met/AIM Small            MIST                  Berman               Capital
                                                Cap Growth           MFS(R) Value           Real Estate         Appreciation
                                                Subaccount           Subaccount             Subaccount           Subaccount
                                                 (Class A)            (Class A)              (Class A)            (Class B)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $        3,556        $           --        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                  340                 2,996                26,151                 9,255
  Administrative fees .................                   29                   257                 2,211                   890
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                  369                 3,253                28,362                10,145
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....                 (369)                  303               (28,362)              (10,145)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                  326                11,963                    --                    --
    Realized gain (loss) on sale
      of investments ..................                  (22)                  486                12,199                  (461)
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                  304                12,449                12,199                  (461)
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................                 (217)               12,915               440,808                25,668
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $         (282)       $       25,667        $      424,645        $       15,062
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                             MIST                   MIST                  MIST                   MSF                    MSF
       MIST                Pioneer                 Pioneer            Third Avenue            BlackRock              BlackRock
   Pioneer Fund          Mid-Cap Value        Strategic Income       Small Cap Value      Aggressive Growth         Bond Income
    Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
     (Class A)             (Class A)              (Class A)             (Class B)             (Class D)              (Class A)
   --------------        --------------        --------------        --------------        --------------        --------------

   $           --        $           13        $       29,464        $           --        $           --        $           --
   --------------        --------------        --------------        --------------        --------------        --------------

              677                   124                 6,547                10,263                 2,852                10,525
               57                    11                   628                   909                   253                   995
   --------------        --------------        --------------        --------------        --------------        --------------
              734                   135                 7,175                11,172                 3,105                11,520
   --------------        --------------        --------------        --------------        --------------        --------------
             (734)                 (122)               22,289               (11,172)               (3,105)              (11,520)
   --------------        --------------        --------------        --------------        --------------        --------------


               --                    82                    --                    --                    --                    --

               56                   373                   557                   280                  (598)                  696
   --------------        --------------        --------------        --------------        --------------        --------------
               56                   455                   557                   280                  (598)                  696
   --------------        --------------        --------------        --------------        --------------        --------------

            4,716                   262                (1,678)               43,671                (2,847)               47,231
   --------------        --------------        --------------        --------------        --------------        --------------

   $        4,038        $          595        $       21,168        $       32,779        $       (6,550)       $       36,407
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                                                  MSF MetLife
                                                MSF BlackRock           MSF FI               MSF FI               Aggressive
                                                Money Market           Large Cap          Value Leaders           Allocation
                                                 Subaccount           Subaccount           Subaccount             Subaccount
                                                  (Class A)            (Class A)            (Class D)              (Class B)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $       47,346        $           --        $           --        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................               16,344                 7,437                12,470                   253
  Administrative fees .................                1,465                   651                 1,137                    29
                                              --------------        --------------        --------------        --------------
    Total expenses ....................               17,809                 8,088                13,607                   282
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....               29,537                (8,088)              (13,607)                 (282)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                    --                    --                    --
    Realized gain (loss) on sale
      of investments ..................                   --                (1,832)               (1,367)                   (4)
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                   --                (1,832)               (1,367)                   (4)
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................                   --                17,309                42,081                 2,018
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       29,537        $        7,389        $       27,107        $        1,732
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                                                       MSF
     MSF MetLife          MSF MetLife                                      MSF                   MSF               Western Asset
    Conservative            Moderate              MSF MFS(R)           Oppenheimer          T. Rowe Price           Management
     Allocation            Allocation           Total Return          Global Equity       Large Cap Growth        High Yield Bond
     Subaccount            Subaccount            Subaccount            Subaccount            Subaccount             Subaccount
      (Class B)             (Class B)             (Class F)             (Class B)             (Class B)              (Class A)
   --------------        --------------        --------------        --------------        --------------        --------------

   $           --        $           --        $           --        $           --        $           --        $           --
   --------------        --------------        --------------        --------------        --------------        --------------

              364                 2,420                32,529                42,224                   650                 5,809
               41                   234                 2,881                 3,964                    59                   519
   --------------        --------------        --------------        --------------        --------------        --------------
              405                 2,654                35,410                46,188                   709                 6,328
   --------------        --------------        --------------        --------------        --------------        --------------
             (405)               (2,654)              (35,410)              (46,188)                 (709)               (6,328)
   --------------        --------------        --------------        --------------        --------------        --------------


               --                    --                    --                    --                    --                    --

               12                    10                 6,722               (12,312)                   (5)                  673
   --------------        --------------        --------------        --------------        --------------        --------------
               12                    10                 6,722               (12,312)                   (5)                  673
   --------------        --------------        --------------        --------------        --------------        --------------

            3,343                14,618               212,100               264,805                 4,868                36,260
   --------------        --------------        --------------        --------------        --------------        --------------

   $        2,950        $       11,974        $      183,412        $      206,305        $        4,154        $       30,605
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                 MSF Western                                 Oppenheimer          Oppenheimer
                                              Asset Management                                 Capital              Global
                                               U.S. Government                              Appreciation          Securities
                                                 Subaccount          Money Market           Subaccount/VA        Subaccount/VA
                                                  (Class A)           Subaccount          (Service Shares)     (Service Shares)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $       21,039        $        1,597        $       11,736
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                1,667                 8,091                 4,352                 7,209
  Administrative fees .................                  180                   737                   419                   666
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                1,847                 8,828                 4,771                 7,875
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....               (1,847)               12,211                (3,174)                3,861
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                    --                    --                72,696
    Realized gain (loss) on sale
      of investments ..................                  935                    --               112,689               253,266
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                  935                    --               112,689               325,962
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................                6,440                    --               (72,038)             (215,564)
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $        5,528        $       12,211        $       37,477        $      114,259
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

     Oppenheimer            PIMCOVIT               PIMCOVIT           Pioneer America      Pioneer AmPac             Pioneer
    MainStreet/VA          Real Return           Total Return           Income VCT          Growth VCT            Balanced VCT
     Subaccount            Subaccount             Subaccount            Subaccount          Subaccount             Subaccount
  (Service Shares)   (Administrative Class) (Administrative Class)      (Class II)          (Class II)             (Class II)
   --------------        --------------        --------------        --------------        --------------        --------------

   $        2,499        $       50,120        $      103,869        $       41,176        $          973        $        8,551
   --------------        --------------        --------------        --------------        --------------        --------------

            1,394                19,896                39,582                16,057                 1,546                 7,779
              125                 1,767                 3,528                 1,392                   136                   697
   --------------        --------------        --------------        --------------        --------------        --------------
            1,519                21,663                43,110                17,449                 1,682                 8,476
   --------------        --------------        --------------        --------------        --------------        --------------
              980                28,457                60,759                23,727                  (709)                   75
   --------------        --------------        --------------        --------------        --------------        --------------


               --                32,298                12,528                    --                    --                33,331

           32,848                (1,263)               (9,423)              (10,972)               17,462                14,833
   --------------        --------------        --------------        --------------        --------------        --------------
           32,848                31,035                 3,105               (10,972)               17,462                48,164
   --------------        --------------        --------------        --------------        --------------        --------------

          (19,949)              (72,403)              (19,836)                 (936)               (4,771)              (14,372)
   --------------        --------------        --------------        --------------        --------------        --------------

   $       13,879        $      (12,911)       $       44,028        $       11,819        $       11,982        $       33,867
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                               Pioneer Cullen      Pioneer Emerging       Pioneer Equity       Pioneer Equity
                                                  Value VCT           Markets VCT           Income VCT         OpportunityVCT
                                                 Subaccount           Subaccount            Subaccount           Subaccount
                                                 (Class II)           (Class II)            (Class II)           (Class II)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $          846        $        2,063        $       40,317        $           17
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                7,878                10,518                29,211                   113
  Administrative fees .................                  729                   913                 2,551                    10
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                8,607                11,431                31,762                   123
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....               (7,761)               (9,368)                8,555                  (106)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                53,041                26,643                    --
    Realized gain (loss) on sale
      of investments ..................                2,410                52,734                40,308                   577
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                2,410               105,775                66,951                   577
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................               70,400                79,725               234,957                   468
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       65,049        $      176,132        $      310,463        $          939
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                                                 Pioneer Ibbotson
      Pioneer               Pioneer            Pioneer Global        Pioneer Growth            Pioneer              Aggressive
    Europe VCT              Fund VCT           High Yield VCT          Shares VCT          High Yield VCT         Allocation VCT
    Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
    (Class II)            (Class II)             (Class II)            (Class II)            (Class II)             (Class II)
   --------------        --------------        --------------        --------------        --------------        --------------

   $        2,654        $       20,170        $       13,034        $           --        $       88,637        $          125
   --------------        --------------        --------------        --------------        --------------        --------------

            1,870                30,452                 2,824                 6,504                29,195                 1,076
              163                 2,718                   266                   586                 2,514                    90
   --------------        --------------        --------------        --------------        --------------        --------------
            2,033                33,170                 3,090                 7,090                31,709                 1,166
   --------------        --------------        --------------        --------------        --------------        --------------
              621               (13,000)                9,944                (7,090)               56,928                (1,041)
   --------------        --------------        --------------        --------------        --------------        --------------


               --                    --                 1,348                    --                22,206                   468

           33,797                19,594                 3,909                 4,267               (19,234)                   56
   --------------        --------------        --------------        --------------        --------------        --------------
           33,797                19,594                 5,257                 4,267                 2,972                   524
   --------------        --------------        --------------        --------------        --------------        --------------

           (8,941)              232,417                 3,740                29,345                43,256                 6,975
   --------------        --------------        --------------        --------------        --------------        --------------

   $       25,477        $      239,011        $       18,941        $       26,522        $      103,156        $        6,458
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                  Pioneer              Pioneer               Pioneer               Pioneer
                                               IbbotsonGrowth      Ibbotson Moderate       International           Mid Cap
                                               Allocation VCT       Allocation VCT           Value VCT            ValueVCT
                                                 Subaccount           Subaccount            Subaccount           Subaccount
                                                 (Class II)           (Class II)            (Class II)           (Class II)
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $        5,429        $        7,189        $        1,020        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................               59,747                41,025                 6,676                25,221
  Administrative fees .................                5,013                 3,503                   581                 2,331
                                              --------------        --------------        --------------        --------------
    Total expenses ....................               64,760                44,528                 7,257                27,552
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....              (59,331)              (37,339)               (6,237)              (27,552)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........               14,380                17,184                    --               405,014
    Realized gain (loss) on sale
      of investments ..................               17,715                  (226)               14,253                (5,826)
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............               32,095                16,958                14,253               399,188
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................              407,159               257,569                62,376              (215,397)
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $      379,923        $      237,188        $       70,392        $      156,239
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

       Pioneer
      Oak Ridge              Pioneer                Pioneer             Pioneer
      Large Cap            Real Estate           Small and Mid         Small Cap           Pioneer Small        Pioneer Strategic
     Growth VCT             Shares VCT          Cap Growth VCT         Value VCT            Company VCT            Income VCT
     Subaccount            Subaccount             Subaccount          Subaccount            Subaccount             Subaccount
     (Class II)            (Class II)             (Class II)          (Class II)            (Class II)             (Class II)
   --------------        --------------        --------------        --------------        --------------        --------------

   $          278        $       27,845        $           --        $           12        $           --        $      106,300
   --------------        --------------        --------------        --------------        --------------        --------------

           13,944                20,748                 4,687                11,225                   857                35,536
            1,360                 1,779                   431                   970                    71                 3,099
   --------------        --------------        --------------        --------------        --------------        --------------
           15,304                22,527                 5,118                12,195                   928                38,635
   --------------        --------------        --------------        --------------        --------------        --------------
          (15,026)                5,318                (5,118)              (12,183)                 (928)               67,665
   --------------        --------------        --------------        --------------        --------------        --------------


           12,742                57,437                    --                20,917                 4,580                 9,636

           10,559                30,533                 2,664                42,961                 3,100                (7,766)
   --------------        --------------        --------------        --------------        --------------        --------------
           23,301                87,970                 2,664                63,878                 7,680                 1,870
   --------------        --------------        --------------        --------------        --------------        --------------

            4,214               255,685                17,345                29,873                (1,387)               13,606
   --------------        --------------        --------------        --------------        --------------        --------------

   $       12,489        $      348,973        $       14,891        $       81,568        $        5,365        $       83,141
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                      Putnam VT
                                                  Pioneer           International           Putnam VT            Travelers AIM
                                                 Value VCT             Equity           Small Cap Value             Capital
                                                Subaccount           Subaccount            Subaccount            Appreciation
                                                (Class II)           (Class IB)            (Class IB)             Subaccount
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $        1,457        $          494        $        2,713        $           --
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................               11,923                 1,353                13,907                   423
  Administrative fees .................                1,018                   120                 1,267                    38
                                              --------------        --------------        --------------        --------------
    Total expenses ....................               12,941                 1,473                15,174                   461
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....              (11,484)                 (979)              (12,461)                 (461)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........               36,322                    --                83,063                   425
    Realized gain (loss) on sale
      of investments ..................                7,021                 2,054                 2,862                13,582
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............               43,343                 2,054                85,925                14,007
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................               51,330                17,140                37,054                (8,715)
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       83,189        $       18,215        $      110,518        $        4,831
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

     Travelers             Travelers                                    Travelers
    Convertible           Disciplined             Travelers             Federated             Travelers              Travelers
    Securities           Mid Cap Stock          Equity Income          High Yield          Federated Stock           Large Cap
    Subaccount            Subaccount             Subaccount            Subaccount            Subaccount             Subaccount
   --------------        --------------        --------------        --------------        --------------        --------------

   $        2,541        $        2,682        $       15,384        $       40,572        $        2,989        $        2,641
   --------------        --------------        --------------        --------------        --------------        --------------

            1,663                 2,518                 6,163                 2,727                 1,064                 3,250
              147                   238                   561                   236                    88                   285
   --------------        --------------        --------------        --------------        --------------        --------------
            1,810                 2,756                 6,724                 2,963                 1,152                 3,535
   --------------        --------------        --------------        --------------        --------------        --------------
              731                   (74)                8,660                37,609                 1,837                  (894)
   --------------        --------------        --------------        --------------        --------------        --------------


            3,980                80,002               117,473                    --                24,738                32,318

            7,534                32,726                 1,052               (15,549)               (3,023)               62,643
   --------------        --------------        --------------        --------------        --------------        --------------
           11,514               112,728               118,525               (15,549)               21,715                94,961
   --------------        --------------        --------------        --------------        --------------        --------------

            6,944               (69,735)              (71,532)              (10,354)              (17,485)              (77,219)
   --------------        --------------        --------------        --------------        --------------        --------------

   $       19,189        $       42,919        $       55,653        $       11,706        $        6,067        $       16,848
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                 Travelers            Travelers              Travelers
                                                  Managed              Managed                Managed             Travelers
                                            Allocation Series:    AllocationSeries:      Allocation Series:        Mercury
                                                Aggressive          Conservative             Moderate          Large Cap Core
                                                Subaccount           Subaccount             Subaccount           Subaccount
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $          462        $           82        $        5,928        $        1,321
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                  178                    13                 1,128                 3,399
  Administrative fees .................                   19                     1                   109                   290
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                  197                    14                 1,237                 3,689
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....                  265                    68                 4,691                (2,368)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                3,802                    49                16,034                19,285
    Realized gain (loss) on sale
      of investments ..................                 (425)                  (93)              (11,604)              128,189
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............                3,377                   (44)                4,430               147,474
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................               (1,460)                  (20)               (2,411)             (110,693)
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $        2,182        $            4        $        6,710        $       34,413
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                       Travelers
                                                                       Mondrian                                     Travelers
   Travelers MFS(R)      Travelers MFS(R)     Travelers MFS(R)       International           Travelers               Pioneer
   Mid Cap Growth         Total Return             Value                 Stock             Pioneer Fund           Mid Cap Value
     Subaccount            Subaccount           Subaccount            Subaccount            Subaccount             Subaccount
   --------------        --------------        --------------        --------------        --------------        --------------

   $           --        $       36,781        $           --        $       12,254        $          562        $           --
   --------------        --------------        --------------        --------------        --------------        --------------

            1,611                14,877                 1,326                 2,109                   315                    69
              142                 1,318                   114                   179                    26                     6
   --------------        --------------        --------------        --------------        --------------        --------------
            1,753                16,195                 1,440                 2,288                   341                    75
   --------------        --------------        --------------        --------------        --------------        --------------
           (1,753)               20,586                (1,440)                9,966                   221                   (75)
   --------------        --------------        --------------        --------------        --------------        --------------


           14,173                39,923                 1,364                13,775                    --                    --

           36,988               (34,939)               16,576                85,676                 7,232                   949
   --------------        --------------        --------------        --------------        --------------        --------------
           51,161                 4,984                17,940                99,451                 7,232                   949
   --------------        --------------        --------------        --------------        --------------        --------------

          (32,639)               60,288                 1,453               (58,838)               (4,286)                 (203)
   --------------        --------------        --------------        --------------        --------------        --------------

   $       16,769        $       85,858        $       17,953        $       50,579        $        3,167        $          671
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                                               Travelers Style
                                                                                                                Focus Series:
                                              Travelers Pioneer        Travelers           Travelers              SmallCap
                                              Strategic Income       Quality Bond      Strategic Equity            Growth
                                                 Subaccount           Subaccount          Subaccount             Subaccount
                                              --------------        --------------        --------------        --------------
Investment Income:
  Dividends ...........................       $           --        $       59,200        $          306        $            2
                                              --------------        --------------        --------------        --------------
Expenses:
  Insurance charges ...................                3,039                 4,924                   455                   151
  Administrative fees .................                  293                   466                    40                    13
                                              --------------        --------------        --------------        --------------
    Total expenses ....................                3,332                 5,390                   495                   164
                                              --------------        --------------        --------------        --------------
      Net investment income (loss) ....               (3,332)               53,810                  (189)                 (162)
                                              --------------        --------------        --------------        --------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........                   --                    --                 3,354                   769
    Realized gain (loss) on sale
      of investments ..................              (11,103)              (69,518)               10,067                 2,849
                                              --------------        --------------        --------------        --------------
      Realized gain (loss) ............              (11,103)              (69,518)               13,421                 3,618
                                              --------------        --------------        --------------        --------------
    Change in unrealized gain (loss)
      on investments ..................               20,239                 6,389                (9,835)                   60
                                              --------------        --------------        --------------        --------------
  Net increase (decrease) in net assets
    resulting from operations .........       $        5,804        $       (9,319)       $        3,397        $        3,516
                                              ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                                                       VIP
  Travelers Style       Travelers U.S.           Van Kampen            Van Kampen                VIP              Dynamic Capital
   Focus Series:          Government             LIT Comstock         LIT Enterprise         Contrafund(R)         Appreciation
  Small Cap Value         Securities             Subaccount            Subaccount            Subaccount             Subaccount
    Subaccount            Subaccount             (Class II)            (Class II)         (Service Class 2)      (Service Class 2)
   --------------        --------------        --------------        --------------        --------------        --------------

   $            5        $       17,031        $       15,099        $           55        $       21,878        $          424
   --------------        --------------        --------------        --------------        --------------        --------------

              352                 1,449                20,524                   516                36,746                 3,512
               29                   135                 1,794                    43                 3,218                   297
   --------------        --------------        --------------        --------------        --------------        --------------
              381                 1,584                22,318                   559                39,964                 3,809
   --------------        --------------        --------------        --------------        --------------        --------------
             (376)               15,447                (7,219)                 (504)              (18,086)               (3,385)
   --------------        --------------        --------------        --------------        --------------        --------------


              204                 4,144                70,198                    --               191,145                 5,014

            7,626               (28,568)               14,931                 2,487                60,443                13,527
   --------------        --------------        --------------        --------------        --------------        --------------
            7,830               (24,424)               85,129                 2,487               251,588                18,541
   --------------        --------------        --------------        --------------        --------------        --------------

              152                (1,621)               78,591                  (491)              (47,153)                3,991
   --------------        --------------        --------------        --------------        --------------        --------------

   $        7,606        $      (10,598)       $      156,501        $        1,492        $      186,349        $       19,147
   ==============        ==============        ==============        ==============        ==============        ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Concluded)
                      For the year ended December 31, 2006

                                                VIP Mid Cap
                                                 Subaccount
                                              (Service Class 2)
                                              ---------------
Investment Income:
  Dividends ...........................       $         3,999
                                              ---------------
Expenses:
  Insurance charges ...................                39,181
  Administrative fees .................                 3,461
                                              ---------------
    Total expenses ....................                42,642
                                              ---------------
      Net investment income (loss) ....               (38,643)
                                              ---------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........               266,667
    Realized gain (loss) on sale
      of investments ..................                55,030
                                              ---------------
      Realized gain (loss) ............               321,697
                                              ---------------
    Change in unrealized gain (loss)
      on investments ..................               (62,254)
                                              ---------------
  Net increase (decrease) in net assets
    resulting from operations .........       $       220,800
                                              ===============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the years ended December 31, 2006 and 2005

                                              AIM V.I.                       AIM V.I.                  AllianceBernstein
                                        Capital Appreciation           Mid Cap Core Equity             Large-Cap Growth
                                       Subaccount (Series II)         Subaccount (Series II)         Subaccount (Class B)
                                     --------------------------    --------------------------    --------------------------
                                        2006           2005           2006           2005           2006           2005
                                     -----------    -----------    -----------    -----------    -----------    -----------
Operations:
  Net investment income (loss) ...   $    (9,898)   $    (8,492)   $    (6,638)   $    (4,976)   $      (342)   $      (929)
  Realized gain (loss) ...........         9,883          3,566         68,665         15,670         12,408            113
  Change in unrealized gain (loss)
    on investments ...............        20,413         38,974         (9,835)        10,402        (12,425)         7,321
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets resulting from
      operations .................        20,398         34,048         52,192         21,096           (359)         6,505
                                     -----------    -----------    -----------    -----------    -----------    -----------
Unit Transactions:
  Participant purchase payments ..            25         84,476         50,602        325,825             --          1,136
  Participant transfers from other
    funding options ..............        15,012         83,623          6,773         17,348             --             --
  Administrative charges .........           (72)           (69)           (64)           (41)            --            (11)
  Contract surrenders ............       (20,085)       (27,546)       (14,576)        (1,837)            --             --
  Participant transfers to other
    funding options ..............       (45,080)       (14,816)       (59,749)        (3,971)       (57,567)            --
  Other receipts/(payments) ......            --             --             --             --             (3)            --
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........       (50,200)       125,668        (17,014)       337,324        (57,570)         1,125
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets .................       (29,802)       159,716         35,178        358,420        (57,929)         7,630
Net Assets:
  Beginning of year ..............       546,841        387,125        571,148        212,728         57,929         50,299
                                     -----------    -----------    -----------    -----------    -----------    -----------
  End of year ....................   $   517,039    $   546,841    $   606,326    $   571,148    $        --    $    57,929
                                     ===========    ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                             American Funds                                               American Funds
                                             Global Growth               American Funds Growth            Growth-Income
                                          Subaccount (Class 2)           Subaccount (Class 2)          Subaccount (Class 2)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    (27,155)   $    (25,131)   $   (100,165)   $    (85,551)   $    (31,919)   $    (38,676)
  Realized gain (loss) ...........         56,559          44,918         230,529          73,833         358,723          70,368
  Change in unrealized gain (loss)
    on investments ...............        426,558         248,042         607,882       1,093,890         919,041         341,271
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        455,962         267,829         738,246       1,082,172       1,245,845         372,963
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        168,092         447,126         381,716       1,802,493         287,519       1,466,586
  Participant transfers from other
    funding options ..............        158,761         230,283         356,665         721,028         387,999         826,750
  Administrative charges .........           (191)           (116)           (714)           (444)           (534)           (369)
  Contract surrenders ............        (32,275)       (218,208)       (186,965)       (342,496)       (232,298)       (300,288)
  Participant transfers to other
    funding options ..............       (186,800)        (40,242)       (494,186)       (229,635)       (470,033)        (68,118)
  Other receipts/(payments) ......          1,303         (57,576)          1,884         (64,507)        (36,441)       (108,983)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        108,890         361,267          58,400       1,886,439         (63,788)      1,815,578
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        564,852         629,096         796,646       2,968,611       1,182,057       2,188,541
Net Assets:
  Beginning of year ..............      2,464,619       1,835,523       9,058,272       6,089,661       9,550,569       7,362,028
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  3,029,471    $  2,464,619    $  9,854,918    $  9,058,272    $ 10,732,626    $  9,550,569
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                                           Dreyfus VIF
   Capital Appreciation                Delaware VIP REIT           Dreyfus VIF Appreciation             Developing Leaders
        Subaccount                 Subaccount (Standard Class)    Subaccount (Initial Shares)       Subaccount (Initial Shares)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $     (1,806)   $     (3,596)   $     27,387    $     (2,788)   $       (633)   $     (2,963)   $     (8,331)   $     (7,307)
        57,483           2,333         418,132         107,918           4,127             511          46,756           4,218

       (58,809)         34,710        (285,345)         (5,617)         25,482           6,184         (38,123)         27,428
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        (3,132)         33,447         160,174          99,513          28,976           3,732             302          24,339
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        89,498          86,083          59,498         270,091           9,687          41,901         107,104         148,453

         5,594          13,559          85,228         162,725           6,389          40,935         122,090         103,324
            --             (97)             (2)           (184)            (87)            (65)           (136)           (127)
            --              --         (60,156)        (35,918)        (17,621)         (2,193)         (9,449)         (8,996)

      (367,331)         (8,134)     (2,209,704)        (38,719)         (3,189)         (1,121)       (132,240)        (39,931)
            --              --         (42,994)             --              --              --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      (272,239)         91,411      (2,168,130)        357,995          (4,821)         79,457          87,369         202,723
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      (275,371)        124,858      (2,007,956)        457,508          24,155          83,189          87,671         227,062

       275,371         150,513       2,007,956       1,550,448         196,854         113,665         509,729         282,667

  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $         --    $    275,371    $         --    $  2,007,956    $    221,009    $    196,854    $    597,400    $    509,729
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                             FAMVS Mercury                  FAMVS Mercury                FTVIPT Franklin
                                         Global Allocation V.I.       Value Opportunities V.I.     Rising Dividends Securities
                                         Subaccount (Class III)         Subaccount (Class III)         Subaccount (Class 2)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     (7,400)   $      8,307    $     (4,176)   $     (6,677)   $    (18,850)   $    (18,890)
  Realized gain (loss) ...........        221,645           2,216        (211,685)        271,237          39,093          14,151
  Change in unrealized gain (loss)
    on investments ...............       (115,132)         69,199         292,985        (209,698)        325,985          47,788
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         99,113          79,722          77,124          54,862         346,228          43,049
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..            524         209,784          53,013          99,749          77,786         487,597
  Participant transfers from other
    funding options ..............         17,218         182,653           2,504          58,460         120,315         219,873
  Administrative charges .........             --             (59)             --             (49)           (279)           (235)
  Contract surrenders ............         (1,174)        (20,678)         (2,915)        (21,163)        (63,130)        (55,234)
  Participant transfers to other
    funding options ..............     (1,256,049)         (8,781)       (817,515)         (9,981)        (97,180)        (47,924)
  Other receipts/(payments) ......             --              --              --              --          (8,526)        (15,595)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     (1,239,481)        362,919        (764,913)        127,016          28,986         588,482
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................     (1,140,368)        442,641        (687,789)        181,878         375,214         631,531
Net Assets:
  Beginning of year ..............      1,140,368         697,727         687,789         505,911       2,264,887       1,633,356
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $         --    $  1,140,368    $         --    $    687,789    $  2,640,101    $  2,264,887
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

   FTVIPT Franklin Small-Mid              FTVIPT Mutual                 FTVIPT Templeton                FTVIPT Templeton
     Cap Growth Securities              Shares Securities        Developing Markets Securities         Foreign Securities
      Subaccount (Class 2)             Subaccount (Class 2)           Subaccount (Class 2)            Subaccount (Class 2)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $    (13,848)   $    (11,529)   $     (7,608)   $     (9,129)   $     (5,383)   $     (2,794)   $     (7,955)   $     (6,351)
        13,228           2,683         239,182           9,019          25,434           9,859          29,579          10,219

        47,710          31,351        (149,032)         83,770         148,526          99,895         253,503          92,621
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        47,090          22,505          82,542          83,660         168,577         106,960         275,127          96,489
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        44,710          98,996          31,491         296,269         106,997         168,910          70,746         367,672

        49,239          36,045          81,007         209,333         137,023          70,830         334,786         171,651
          (132)           (135)             --             (76)           (110)            (57)           (231)           (152)
       (40,391)        (23,670)         (1,251)        (35,471)        (14,809)         (5,258)        (78,494)        (35,627)

       (48,578)         (6,047)     (1,371,856)         (6,173)       (104,885)        (29,212)        (59,580)        (59,537)
        (2,977)         (5,084)             --              --              --              --            (540)        (13,823)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         1,871         100,105      (1,260,609)        463,882         124,216         205,213         266,687         430,184
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        48,961         122,610      (1,178,067)        547,542         292,793         312,173         541,814         526,673

       730,890         608,280       1,178,067         630,525         612,248         300,075       1,297,170         770,497
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $    779,851    $    730,890    $         --    $  1,178,067    $    905,041    $    612,248    $  1,838,984    $  1,297,170
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                         FTVIPT Templeton Growth
                                          Securities Subaccount              High Yield Bond            Janus Aspen Balanced
                                                 (Class 2)                     Subaccount            Subaccount (Service Shares)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     (7,159)   $     (7,420)   $     29,646    $     (6,645)   $       (398)   $        175
  Realized gain (loss) ...........        235,474          14,002         (23,318)           (600)         10,504           1,192
  Change in unrealized gain (loss)
    on investments ...............       (128,892)         53,874           4,278           7,076          (7,821)          2,300
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         99,423          60,456          10,606            (169)          2,285           3,667
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         60,378         402,393           3,177         179,939              --              --
  Participant transfers from other
    funding options ..............        107,929         187,691           5,957          67,128              --              --
  Administrative charges .........             (2)           (166)             --             (25)             --              (2)
  Contract surrenders ............         (4,923)       (147,693)         (2,425)         (8,051)         (5,372)        (20,697)
  Participant transfers to other
    funding options ..............     (1,400,459)        (36,752)       (504,279)         (7,569)        (68,595)             (7)
  Other receipts/(payments) ......             --          (2,971)             --              --              (2)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     (1,237,077)        402,502        (497,570)        231,422         (73,969)        (20,706)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................     (1,137,654)        462,958        (486,964)        231,253         (71,684)        (17,039)
Net Assets:
  Beginning of year ..............      1,137,654         674,696         486,964         255,711          71,684          88,723
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $         --    $  1,137,654    $         --    $    486,964    $         --    $     71,684
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

         Janus Aspen
     Global Life Sciences        Janus Aspen Global Technology    Janus Aspen Worldwide Growth     Lazard Retirement Small Cap
  Subaccount (Service Shares)      Subaccount (Service Shares)     Subaccount (Service Shares)              Subaccount
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $       (709)   $       (623)   $     (1,704)   $       (946)   $        (38)   $       (106)   $    (10,376)   $     (9,016)
           178              83             593             115              59              12         108,415          38,484

         2,331           4,276           6,694           6,004           3,066             754         (27,199)        (16,711)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         1,800           3,736           5,583           5,173           3,087             660          70,840          12,757
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

            --              --              --           2,629              --              --          10,283         148,784

            --              --             565          36,379           1,254           1,102          44,482          45,186
            --              --             (49)            (53)             --              --             (62)            (39)
            --              --          (2,193)           (582)             --              --          (3,894)         (2,009)

            --              --            (852)           (641)           (181)             --        (692,061)         (4,253)
            --              (1)             --              --              --              --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


            --              --          (2,529)         37,732           1,073           1,102        (641,252)        187,669
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

         1,800           3,735           3,054          42,905           4,160           1,762        (570,412)        200,426

        39,489          35,754          95,401          52,496          18,631          16,869         570,412         369,986
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $     41,289    $     39,489    $     98,455    $     95,401    $     22,791    $     18,631    $         --    $    570,412
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                            LMPVPI All Cap                 LMPVPI All Cap               LMPVPI Investors
                                         Subaccount (Class I)           Subaccount (Class II)         Subaccount (Class I)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     (2,199)   $     (3,371)   $       (410)   $        107    $       (703)   $     (1,978)
  Realized gain (loss) ...........         28,044           1,725           4,794              47          26,248           3,543
  Change in unrealized gain (loss)
    on investments ...............         43,359          (1,351)          9,994           1,190          40,967          18,392
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         69,204          (2,997)         14,378           1,344          66,512          19,957
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         28,645         122,280          70,235          49,602           1,302          74,319
  Participant transfers from other
    funding options ..............         48,441          56,232              --              --          51,199          62,213
  Administrative charges .........           (143)           (131)             --              --            (113)            (87)
  Contract surrenders ............        (11,404)       (162,540)             --              --          (9,466)           (859)
  Participant transfers to other
    funding options ..............        (79,023)        (23,327)             --              --        (103,382)        (52,335)
  Other receipts/(payments) ......             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        (13,484)         (7,486)         70,235          49,602         (60,460)         83,251
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................         55,720         (10,483)         84,613          50,946           6,052         103,208
Net Assets:
  Beginning of year ..............        430,697         441,180          50,946              --         456,380         353,172
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $    486,417    $    430,697    $    135,559    $     50,946    $    462,432    $    456,380
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

 LMPVPI Large Cap Growth            LMPVPI Small Cap Growth           LMPVPI Total Return         LMPVPII Aggressive Growth
   Subaccount (Class I)               Subaccount (Class I)            Subaccount (Class II)          Subaccount (Class I)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $     (8,101)   $     (8,381)   $    (22,203)   $    (18,466)   $        (82)   $        636    $    (12,750)   $     (7,902)
         1,653           6,719          66,939          91,100          15,267           4,344           3,925           1,196

        19,009          22,750          70,557         (35,144)         53,953           5,096          69,885          47,652
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        12,561          21,088         115,293          37,490          69,138          10,076          61,060          40,946
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

         6,885          72,768          28,715         311,931          25,302         130,589          67,456         265,199

        14,180          13,797          36,979          34,832          10,360          91,916          20,955           9,408
           (60)            (57)           (130)           (135)            (78)            (73)           (100)            (54)
        (4,481)         (5,904)        (19,170)        (30,898)         (6,738)         (7,374)         (6,900)         (4,614)

        (6,494)        (91,758)        (57,361)        (26,133)         (1,172)         (2,796)         (5,865)         (2,628)
            --              --              --          (5,214)         (8,187)             --           1,303              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        10,030         (11,154)        (10,967)        284,383          19,487         212,262          76,849         267,311
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        22,591           9,934         104,326         321,873          88,625         222,338         137,909         308,257

       478,424         468,490       1,081,476         759,603         665,611         443,273         629,032         320,775
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $    501,015    $    478,424    $  1,185,802    $  1,081,476    $    754,236    $    665,611    $    766,941    $    629,032
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                       LMPVPII Aggressive Growth         LMPVPII Equity Index       LMPVPII Growth and Income
                                          Subaccount (Class II)          Subaccount (Class II)         Subaccount (Class I)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    (24,342)   $    (21,335)   $     (9,568)   $     (9,816)   $     (1,048)   $       (917)
  Realized gain (loss) ...........         37,559           7,392          51,036          10,103           1,321             332
  Change in unrealized gain (loss)
    on investments ...............         93,747         112,227         200,491          43,874          10,232           3,032
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        106,964          98,284         241,959          44,161          10,505           2,447
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         63,959         327,654          84,437         280,074              --          22,178
  Participant transfers from other
    funding options ..............         28,884          58,043          31,518          36,847          16,676          31,168
  Administrative charges .........           (226)           (209)           (285)           (188)            (25)            (22)
  Contract surrenders ............        (36,862)        (55,329)        (35,236)         (9,355)         (1,211)         (1,214)
  Participant transfers to other
    funding options ..............       (132,457)        (21,473)        (92,802)        (49,708)         (2,495)        (10,229)
  Other receipts/(payments) ......             --              --         (38,084)        (35,203)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        (76,702)        308,686         (50,452)        222,467          12,945          41,881
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................         30,262         406,970         191,507         266,628          23,450          44,328
Net Assets:
  Beginning of year ..............      1,248,862         841,892       1,902,458       1,635,830          95,589          51,261
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  1,279,124    $  1,248,862    $  2,093,965    $  1,902,458    $    119,039    $     95,589
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    LMPVPIII Adjustable Rate        LMPVPIII Social Awareness     Lord Abbett Growth and Income     Lord Abbett Mid-Cap Value
        Income Subaccount                Stock Subaccount              Subaccount (Class VC)           Subaccount (Class VC)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $      4,088    $      2,930    $     (2,252)   $        209    $    (11,802)   $     (9,939)   $    (21,843)   $    (16,538)
             2              14             103              46          70,376         100,315         139,395          95,074

          (859)         (2,473)         10,961           2,450         190,523         (55,070)         32,556           5,677
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         3,231             471           8,812           2,705         249,097          35,306         150,108          84,213
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

            --          33,511           1,371         139,956          12,477         565,192          54,011         412,214

         2,251          59,123             262           6,014          40,748         221,584          72,520         225,160
           (18)            (17)            (37)             (7)            (88)            (58)           (187)           (141)
        (1,031)           (411)             --              --         (94,012)        (43,163)        (65,372)        (28,103)

          (617)           (190)             --              --         (16,820)        (14,273)        (98,374)        (30,653)
            --              --              --              --              --              --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


           585          92,016           1,596         145,963         (57,695)        729,282         (37,402)        578,477
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

         3,816          92,487          10,408         148,668         191,402         764,588         112,706         662,690

       152,221          59,734         155,932           7,264       1,671,564         906,976       1,504,181         841,491
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $    156,037    $    152,221    $    166,340    $    155,932    $  1,862,966    $  1,671,564    $  1,616,887    $  1,504,181
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                         MIST Batterymarch
                                            Managed Assets                  Mid-Cap Stock          MIST BlackRock High Yield
                                              Subaccount                Subaccount (Class A)          Subaccount (Class A)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $      7,120    $     (4,864)   $     (5,545)   $         --    $     (6,449)   $         --
  Realized gain (loss) ...........         23,273           2,461          (2,369)             --             333              --
  Change in unrealized gain (loss)
    on investments ...............        (17,577)         12,370         (17,553)             --          31,985              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         12,816           9,967         (25,467)             --          25,869              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..          6,476         237,592           6,291              --           8,032              --
  Participant transfers from other
    funding options ..............         11,835          41,518         517,990              --         502,879              --
  Administrative charges .........             --             (30)            (96)             --             (54)             --
  Contract surrenders ............             --          (7,335)        (10,345)             --          (7,252)             --
  Participant transfers to other
    funding options ..............       (435,713)        (21,305)         (9,091)             --          (3,153)             --
  Other receipts/(payments) ......             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........       (417,402)        250,440         504,749              --         500,452              --
    Net increase (decrease) in
      net assets .................       (404,586)        260,407         479,282              --         526,321              --
Net Assets:
  Beginning of year ..............        404,586         144,179              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $         --    $    404,586    $    479,282    $         --    $    526,321    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

         MIST BlackRock                   MIST Dreman                MIST Harris Oakmark              MIST Janus Capital
   Large-Cap Core Subaccount       Small-Cap Value Subaccount      International Subaccount        Appreciation Subaccount
            (Class A)                       (Class A)                      (Class A)                       (Class A)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $     (7,501)   $         --    $       (580)   $         --    $     (4,596)   $         --    $     (3,899)   $         --
        (3,752)             --             145              --          (3,233)             --          (1,705)             --

        39,727              --           5,310              --          42,347              --          11,610              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        28,474              --           4,875              --          34,518              --           6,006              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

            --              --             104              --          18,418              --             278              --

       622,805              --          85,585              --         453,806              --         398,110              --
           (50)             --              (1)             --             (73)             --            (138)             --
        (1,376)             --              --              --          (2,990)             --          (6,874)             --

        (5,931)             --            (624)             --          (7,364)             --         (53,385)             --
       (44,511)             --              --              --         (48,156)             --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       570,937              --          85,064              --         413,641              --         337,991              --

       599,411              --          89,939              --         448,159              --         343,997              --

            --              --              --              --              --              --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $    599,411    $         --    $     89,939    $         --    $    448,159    $         --    $    343,997    $         --
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                       MIST Legg Mason Partners         MIST Lord Abbett Bond        MIST Lord Abbett Growth
                                       Managed Assets Subaccount        Debenture Subaccount          and Income Subaccount
                                               (Class A)                      (Class A)                     (Class B)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     (5,151)   $         --    $     (3,848)   $         --    $    (19,464)   $         --
  Realized gain (loss) ...........           (237)             --              87              --            (579)             --
  Change in unrealized gain (loss)
    on investments ...............         27,716              --          17,847              --         145,995              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         22,328              --          14,086              --         125,952              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..             --              --              --              --          35,816              --
  Participant transfers from other
    funding options ..............        457,093              --         334,123              --       1,780,051              --
  Administrative charges .........            (73)             --             (35)             --            (145)             --
  Contract surrenders ............        (33,612)             --          (1,035)             --          (9,162)             --
  Participant transfers to other
    funding options ..............         (1,872)             --          (1,770)             --         (93,046)             --
  Other receipts/(payments) ......             --              --              --              --          (4,668)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        421,536              --         331,283              --       1,708,846              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        443,864              --         345,369              --       1,834,798              --
Net Assets:
  Beginning of year ..............             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $    443,864    $         --    $    345,369    $         --    $  1,834,798    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

        MIST Lord Abbett                MIST Met/AIM Capital          MIST Met/AIM Small Cap              MIST MFS(R)
    Mid-Cap Value Subaccount         Appreciation Subaccount            Growth Subaccount             Value Subaccount
            (Class B)                        (Class A)                      (Class A)                     (Class A)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $        (22)   $         --    $       (790)   $         --    $       (369)   $         --    $        303    $         --
            --              --           7,318              --             304              --          12,449              --

           213              --          (7,542)             --            (217)             --          12,915              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


           191              --          (1,014)             --            (282)             --          25,667              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

            --              --              --              --              24              --           2,100              --

         8,240              --          82,798              --          30,774              --         284,673              --
            --              --             (19)             --              (4)             --             (86)             --
            --              --          (1,614)             --              --              --          (6,575)             --

            --              --         (18,256)             --              --              --          (4,735)             --
            --              --              --              --              --              --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         8,240              --          62,909              --          30,794              --         275,377              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

         8,431              --          61,895              --          30,512              --         301,044              --

            --              --              --              --              --              --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $      8,431    $         --    $     61,895    $         --    $     30,512    $         --    $    301,044    $         --
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                          MIST Neuberger Berman         MIST Oppenheimer Capital           MIST Pioneer
                                         Real Estate Subaccount         Appreciation Subaccount           Fund Subaccount
                                                (Class A)                      (Class B)                     (Class A)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    (28,362)   $         --    $    (10,145)   $         --    $       (734)   $         --
  Realized gain (loss) ...........         12,199              --            (461)             --              56              --
  Change in unrealized gain (loss)
    on investments ...............        440,808              --          25,668              --           4,716              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        424,645              --          15,062              --           4,038              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         33,091              --          57,315              --              --              --
  Participant transfers from other
    funding options ..............      2,061,507              --         887,532              --          55,747              --
  Administrative charges .........           (228)             --            (132)             --             (15)             --
  Contract surrenders ............        (28,939)             --          (8,638)             --              --              --
  Participant transfers to other
    funding options ..............       (117,834)             --            (662)             --            (778)             --
  Other receipts/(payments) ......             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      1,947,597              --         935,415              --          54,954              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................      2,372,242              --         950,477              --          58,992              --
Net Assets:
  Beginning of year ..............             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  2,372,242    $         --    $    950,477    $         --    $     58,992    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

     MIST Pioneer Mid-Cap             MIST Pioneer Strategic         MIST Third Avenue Small        MSF BlackRock Aggressive
      Value Subaccount                  Income Subaccount             Cap Value Subaccount             Growth Subaccount
          (Class A)                          (Class A)                      (Class B)                       (Class D)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $       (122)   $         --    $     22,289    $         --    $    (11,172)   $         --    $     (3,105)   $         --
           455              --             557              --             280              --            (598)             --

           262              --          (1,678)             --          43,671              --          (2,847)             --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


           595              --          21,168              --          32,779              --          (6,550)             --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

            --              --           2,976              --          11,017              --           8,196              --

        13,772              --         639,808              --       1,476,566              --         263,536              --
            --              --             (95)             --             (70)             --             (45)             --
            --              --         (23,186)             --         (12,943)             --          (3,507)             --

        (8,461)             --          (3,449)             --         (18,608)             --             (78)             --
            --              --              --              --              --              --          (3,039)             --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         5,311              --         616,054              --       1,455,962              --         265,063              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

         5,906              --         637,222              --       1,488,741              --         258,513              --

            --              --              --              --              --              --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $      5,906    $         --    $    637,222    $         --    $  1,488,741    $         --    $    258,513    $         --
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                             MSF BlackRock                  MSF BlackRock                     MSF FI
                                        Bond Income Subaccount         Money Market Subaccount        Large Cap Subaccount
                                               (Class A)                      (Class A)                     (Class A)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    (11,520)   $         --    $     29,537    $         --    $     (8,088)   $         --
  Realized gain (loss) ...........            696              --              --              --          (1,832)             --
  Change in unrealized gain (loss)
    on investments ...............         47,231              --              --              --          17,309              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         36,407              --          29,537              --           7,389              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         14,734              --         167,491              --          11,778              --
  Participant transfers from other
    funding options ..............        977,883              --       2,672,091              --         682,177              --
  Administrative charges .........           (349)             --            (187)             --            (169)             --
  Contract surrenders ............        (19,688)             --        (128,033)             --          (9,539)             --
  Participant transfers to other
    funding options ..............         (8,775)             --      (1,441,211)             --         (14,225)             --
  Other receipts/(payments) ......             --              --              --              --           1,303              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        963,805              --       1,270,151              --         671,325              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................      1,000,212              --       1,299,688              --         678,714              --
Net Assets:
  Beginning of year ..............             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  1,000,212    $         --    $  1,299,688    $         --    $    678,714    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

           MSF FI                     MSF MetLife Aggressive        MSF MetLife Conservative          MSF MetLife Moderate
  Value Leaders Subaccount            Allocation Subaccount           Allocation Subaccount          Allocation Subaccount
          (Class D)                          (Class B)                      (Class B)                       (Class B)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $    (13,607)   $         --    $       (282)   $         --    $       (405)   $         --    $     (2,654)   $         --
        (1,367)             --              (4)             --              12              --              10              --

        42,081              --           2,018              --           3,343              --          14,618              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        27,107              --           1,732              --           2,950              --          11,974              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

         3,902              --              --              --              --              --              --              --

     1,171,654              --          29,161              --          63,575              --         231,250              --
          (179)             --             (30)             --              (2)             --              --              --
       (27,313)             --              --              --              --              --              --              --

        (1,212)             --              --              --             (38)             --             (33)             --
        (2,839)             --              --              --              --              --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     1,144,013              --          29,131              --          63,535              --         231,217              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     1,171,120              --          30,863              --          66,485              --         243,191              --

            --              --              --              --              --              --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $  1,171,120    $         --    $     30,863    $         --    $     66,485    $         --    $    243,191    $         --
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                               MSF MFS(R)                  MSF Oppenheimer            MSF T. Rowe Price Large
                                        Total Return Subaccount        Global Equity Subaccount        Cap Growth Subaccount
                                                (Class F)                      (Class B)                     (Class B)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    (35,410)   $         --    $    (46,188)   $         --    $       (709)   $         --
  Realized gain (loss) ...........          6,722              --         (12,312)             --              (5)             --
  Change in unrealized gain (loss)
    on investments ...............        212,100              --         264,805              --           4,868              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        183,412              --         206,305              --           4,154              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         97,979              --          93,957              --           1,131              --
  Participant transfers from other
    funding options ..............      2,896,570              --       4,145,288              --          58,564              --
  Administrative charges .........           (582)             --            (474)             --             (12)             --
  Contract surrenders ............       (170,822)             --         (47,889)             --              --              --
  Participant transfers to other
    funding options ..............       (153,327)             --        (182,112)             --              --              --
  Other receipts/(payments) ......         (3,034)             --         (45,379)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      2,666,784              --       3,963,391              --          59,683              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................      2,850,196              --       4,169,696              --          63,837              --
Net Assets:
  Beginning of year ..............             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  2,850,196    $         --    $  4,169,696    $         --    $     63,837    $         --
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

      MSF Western Asset                MSF Western Asset
    Management High Yield                Management U.S.                                              Oppenheimer Capital
      Bond Subaccount                Government Subaccount                                          Appreciation Subaccount/VA
          (Class A)                         (Class A)              Money Market Subaccount            (Service Shares)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $     (6,328)   $         --    $     (1,847)   $         --    $     12,211    $     13,984    $     (3,174)   $     (7,400)
           673              --             935              --              --              --         112,689           2,365

        36,260              --           6,440              --              --              --         (72,038)         32,265
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        30,605              --           5,528              --          12,211          13,984          37,477          27,230
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

         9,880              --          14,882              --           9,637         325,791               9         179,365

       508,598              --         292,290              --       1,445,169       1,214,725          14,320          55,314
           (53)             --            (143)             --              --            (144)             (4)           (134)
       (12,059)             --         (18,254)             --         (24,861)       (255,864)        (12,156)        (29,226)

       (11,066)             --        (136,397)             --      (2,428,649)     (1,830,653)       (883,839)        (12,983)
            --              --              --              --              --         (17,168)            (20)             --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       495,300              --         152,378              --        (998,704)       (563,313)       (881,690)        192,336
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       525,905              --         157,906              --        (986,493)       (549,329)       (844,213)        219,566

            --              --              --              --         986,493       1,535,822         844,213         624,647
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $    525,905    $         --    $    157,906    $         --    $         --    $    986,493    $         --    $    844,213
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                           Oppenheimer Global              Oppenheimer Main                  PIMCO VIT
                                        Securities Subaccount/VA         Street/VA Subaccount         Real Return Subaccount
                                            (Service Shares)               (Service Shares)           (Administrative Class)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $      3,861    $    (10,009)   $        980    $     (2,536)   $     28,457    $      9,080
  Realized gain (loss) ...........        325,962           4,377          32,848             426          31,035          13,172
  Change in unrealized gain (loss)
    on investments ...............       (215,564)        141,543         (19,949)         14,848         (72,403)        (18,219)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        114,259         135,911          13,879          12,738         (12,911)          4,033
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         68,031         390,154              --         118,132          77,760         535,745
  Participant transfers from other
    funding options ..............         39,981         136,086             356          47,530         111,676         140,112
  Administrative charges .........             (1)            (85)             --             (26)           (241)           (135)
  Contract surrenders ............         (6,055)        (22,835)             --             (29)         (9,741)       (145,908)
  Participant transfers to other
    funding options ..............     (1,510,738)        (26,303)       (262,432)         (4,622)        (27,741)        (39,860)
  Other receipts/(payments) ......             --              --              (5)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     (1,408,782)        477,017        (262,081)        160,985         151,713         489,954
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................     (1,294,523)        612,928        (248,202)        173,723         138,802         493,987
Net Assets:
  Beginning of year ..............      1,294,523         681,595         248,202          74,479       1,079,274         585,287
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $         --    $  1,294,523    $         --    $    248,202    $  1,218,076    $  1,079,274
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

           PIMCO VIT                      Pioneer America                 Pioneer AmPac                 Pioneer Balanced
   Total Return Subaccount            Income VCT Subaccount           Growth VCT Subaccount              VCT Subaccount
    (Administrative Class)                  (Class II)                     (Class II)                      (Class II)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $     60,759    $     38,790    $     23,727    $     19,790    $       (709)   $     (1,137)   $         75    $       (417)
         3,105          34,146         (10,972)           (418)         17,462             742          48,164           2,295

       (19,836)        (60,395)           (936)        (20,276)         (4,771)            285         (14,372)          5,190
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        44,028          12,541          11,819            (904)         11,982            (110)         33,867           7,068
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        61,060         531,900          33,050         118,510           6,543           5,251          22,671          82,726

       213,779         382,663         262,721         186,181             990          21,601         182,033          68,092
          (386)           (250)            (79)            (57)             (9)             (7)            (88)            (94)
      (156,148)       (268,279)        (14,855)        (13,967)           (108)            (98)        (14,421)         (8,623)

      (135,889)       (327,356)       (321,548)         (4,090)       (108,139)         (9,918)       (668,554)           (260)
          (718)             --              --              --              --              --              --        (159,932)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       (18,302)        318,678         (40,711)        286,577        (100,723)         16,829        (478,359)        (18,091)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        25,726         331,219         (28,892)        285,673         (88,741)         16,719        (444,492)        (11,023)

     2,381,788       2,050,569         913,072         627,399          88,741          72,022         444,492         455,515
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $  2,407,514    $  2,381,788    $    884,180    $    913,072    $         --    $     88,741    $         --    $    444,492
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                             Pioneer Cullen                Pioneer Emerging               Pioneer Equity
                                          Value VCT Subaccount          Markets VCT Subaccount         Income VCT Subaccount
                                               (Class II)                     (Class II)                    (Class II)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     (7,761)   $     (1,272)   $     (9,368)   $     (6,035)   $      8,555    $      4,129
  Realized gain (loss) ...........          2,410              27         105,775          18,629          66,951           5,744
  Change in unrealized gain (loss)
    on investments ...............         70,400          10,791          79,725         123,783         234,957          43,827
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         65,049           9,546         176,132         136,377         310,463          53,700
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..        384,589         140,722         209,246          41,175         119,341         234,414
  Participant transfers from other
    funding options ..............        148,582          88,303          14,068          81,436         188,823         205,393
  Administrative charges .........            (42)             (1)            (86)            (76)           (221)           (192)
  Contract surrenders ............        (16,949)             --         (46,312)        (21,230)        (56,974)        (62,652)
  Participant transfers to other
    funding options ..............         (9,986)             --         (85,099)        (60,923)       (135,815)        (29,170)
  Other receipts/(payments) ......        (22,755)             --              --              --          (5,981)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        483,439         229,024          91,817          40,382         109,173         347,793
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        548,488         238,570         267,949         176,759         419,636         401,493
Net Assets:
  Beginning of year ..............        238,570              --         509,960         333,201       1,532,569       1,131,076
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $    787,058    $    238,570    $    777,909    $    509,960    $  1,952,205    $  1,532,569
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

         Pioneer Equity                  Pioneer Europe                                             Pioneer Global High Yield
   Opportunity VCT Subaccount            VCT Subaccount              Pioneer Fund VCT Subaccount         VCT Subaccount
           (Class II)                      (Class II)                        (Class II)                    (Class II)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $       (106)   $         --    $        621    $       (799)   $    (13,000)   $     (9,883)   $      9,944    $      1,156
           577              --          33,797             441          19,594           9,923           5,257              (2)

           468              --          (8,941)          4,500         232,417          59,735           3,740             107
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


           939              --          25,477           4,142         239,011          59,775          18,941           1,261
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        29,882              --          40,130           8,000          61,508         398,403          15,706              --

        26,826              --          44,150          25,405          71,676         233,055         409,794         110,628
            --              --             (15)             (5)           (331)           (302)             (1)             --
            --              --          (3,590)         (1,649)        (74,396)        (68,257)         (8,142)             --

       (27,277)             --        (182,320)         (2,070)        (39,423)        (49,068)       (314,275)             --
            --              --              --              --         (11,721)        (20,878)        (22,324)             --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        29,431              --        (101,645)         29,681           7,313         492,953          80,758         110,628
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        30,370              --         (76,168)         33,823         246,324         552,728          99,699         111,889

            --              --          76,168          42,345       1,692,627       1,139,899         111,889              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $     30,370    $         --    $         --    $     76,168    $  1,938,951    $  1,692,627    $    211,588    $    111,889
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                                         Pioneer Ibbotson
                                       Pioneer Growth Shares VCT        Pioneer High Yield VCT       Aggressive Allocation VCT
                                          Subaccount (Class II)          Subaccount (Class II)         Subaccount (Class II)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     (7,090)   $     (3,879)   $     56,928    $     50,840    $     (1,041)   $       (105)
  Realized gain (loss) ...........          4,267           2,297           2,972          42,950             524               3
  Change in unrealized gain (loss)
    on investments ...............         29,345           8,004          43,256         (90,044)          6,975             603
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         26,522           6,422         103,156           3,746           6,458             501
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         26,341         114,269          39,405         367,982         119,581          39,152
  Participant transfers from other
    funding options ..............         34,206           9,367         579,487         454,608           8,881              --
  Administrative charges .........            (90)            (54)           (272)           (258)            (53)             (4)
  Contract surrenders ............        (29,580)         (9,908)        (32,725)       (143,757)             --              --
  Participant transfers to other
    funding options ..............         (7,318)        (16,211)       (797,699)       (197,471)             --              --
  Other receipts/(payments) ......             --              --              --         (18,436)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........         23,559          97,463        (211,804)        462,668         128,409          39,148
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................         50,081         103,885        (108,648)        466,414         134,867          39,649
Net Assets:
  Beginning of year ..............        371,085         267,200       1,729,570       1,263,156          39,649              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $    421,166    $    371,085    $  1,620,922    $  1,729,570    $    174,516    $     39,649
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

       Pioneer Ibbotson                Pioneer Ibbotson             Pioneer International
     Growth Allocation VCT          Moderate Allocation VCT                Value VCT                Pioneer Mid CapValue VCT
     Subaccount (Class II)           Subaccount (Class II)           Subaccount (Class II)            Subaccount (Class II)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $    (59,331)   $     (6,565)   $    (37,339)   $     (4,793)   $     (6,237)   $     (4,639)   $    (27,552)   $    (20,776)
        32,095              97          16,958          11,724          14,253           1,551         399,188          92,832

       407,159          47,692         257,569          15,687          62,376          44,490        (215,397)          7,134
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       379,923          41,224         237,188          22,618          70,392          41,402         156,239          79,190
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     3,354,378       1,717,323       3,691,653         178,963          27,427         158,486          98,996         458,274

       180,430          86,308         547,878         213,732         270,989          53,773          23,243         157,987
          (543)            (35)           (100)             --             (44)            (40)           (179)           (149)
       (55,411)             --         (56,469)         (6,400)         (6,900)        (20,473)        (25,405)        (76,423)

      (347,654)             --              --              --         (63,594)         (4,226)       (122,954)       (127,707)
            --              --         (44,276)             --              --              --          (3,111)             --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     3,131,200       1,803,596       4,138,686         386,295         227,878         187,520         (29,410)        411,982
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     3,511,123       1,844,820       4,375,874         408,913         298,270         228,922         126,829         491,172

     1,844,820              --         408,913              --         329,721         100,799       1,484,399         993,227
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $  5,355,943    $  1,844,820    $  4,784,787    $    408,913    $    627,991    $    329,721    $  1,611,228    $  1,484,399
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                          Pioneer Oak Ridge             Pioneer Real Estate             Pioneer Small and
                                         Large Cap Growth VCT                Shares VCT                Mid Cap Growth VCT
                                         Subaccount (Class II)          Subaccount (Class II)         Subaccount (Class II)
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    (15,026)   $     (8,363)   $      5,318    $     11,734    $     (5,118)   $     (4,034)
  Realized gain (loss) ...........         23,301           2,114          87,970          49,790           2,664           1,042
  Change in unrealized gain (loss)
    on investments ...............          4,214          55,131         255,685          72,074          17,345          12,798
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         12,489          48,882         348,973         133,598          14,891           9,806
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         74,096         325,601          38,770         337,652          23,050          50,558
  Participant transfers from other
    funding options ..............        250,921         192,376         135,520         162,882           7,803          72,774
  Administrative charges .........           (132)            (79)           (157)           (144)            (45)            (28)
  Contract surrenders ............        (38,321)           (871)        (13,350)        (33,464)         (8,120)           (666)
  Participant transfers to other
    funding options ..............        (72,841)        (20,180)        (75,099)       (120,249)        (17,621)         (7,404)
  Other receipts/(payments) ......        (21,135)        (20,748)        (11,661)             --              --         (10,275)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        192,588         476,099          74,023         346,677           5,067         104,959
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        205,077         524,981         422,996         480,275          19,958         114,765
Net Assets:
  Beginning of year ..............        815,453         290,472       1,042,897         562,622         270,553         155,788
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  1,020,530    $    815,453    $  1,465,893    $  1,042,897    $    290,511    $    270,553
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    Pioneer Small Cap Value VCT      Pioneer Small Company VCT     Pioneer Strategic Income VCT        Pioneer Value VCT
       Subaccount (Class II)           Subaccount (Class II)           Subaccount (Class II)         Subaccount (Class II)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $    (12,183)   $     (8,098)   $       (928)   $     (1,987)   $     67,665    $     57,543    $    (11,484)   $    (10,470)
        63,878          18,656           7,680          11,297           1,870          26,399          43,343           5,730

        29,873          26,355          (1,387)         (9,468)         13,606         (72,712)         51,330          22,552
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        81,568          36,913           5,365            (158)         83,141          11,230          83,189          17,812
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        73,741          71,699          19,021           2,043         106,142         493,140              50          81,531

       193,140         317,795             572          10,475       1,016,620         555,334          25,068         138,381
          (113)            (73)             --             (25)           (275)           (229)           (128)           (123)
       (26,256)        (17,469)             --         (12,534)        (68,990)        (43,650)        (24,291)        (13,133)

      (298,939)        (26,969)       (132,191)           (371)       (381,711)       (295,324)        (33,578)         (9,510)
            --          (5,331)             --              --          (8,261)             --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       (58,427)        339,652        (112,598)           (412)        663,525         709,271         (32,879)        197,146
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        23,141         376,565        (107,233)           (570)        746,666         720,501          50,310         214,958

       693,452         316,887         107,233         107,803       2,005,771       1,285,270         668,748         453,790
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $    716,593    $    693,452    $         --    $    107,233    $  2,752,437    $  2,005,771    $    719,058    $    668,748
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                        Putnum VT International          Putnum VT Small Cap
                                          Equity Subaccount               Value Subaccount            Travelers AIM Capital
                                              (Class IB)                     (Class IB)              Appreciation Subaccount
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $       (979)   $       (280)   $    (12,461)   $     (8,062)   $       (461)   $       (978)
  Realized gain (loss) ...........          2,054             754          85,925          27,116          14,007             312
  Change in unrealized gain (loss)
    on investments ...............         17,140           6,495          37,054           5,802          (8,715)          6,350
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         18,215           6,969         110,518          24,856           4,831           5,684
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..             --              --          84,315         357,955           4,354           2,979
  Participant transfers from other
    funding options ..............             --             947          63,132          21,630             124          28,483
  Administrative charges .........            (12)            (11)           (191)           (115)             --             (19)
  Contract surrenders ............         (2,925)           (920)        (11,028)         (3,675)             --          (1,653)
  Participant transfers to other
    funding options ..............         (2,155)         (2,298)        (65,731)        (37,976)        (86,146)         (3,420)
  Other receipts/(payments) ......             --              --              --              --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........         (5,092)         (2,282)         70,497         337,819         (81,668)         26,370
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................         13,123           4,687         181,015         362,675         (76,837)         32,054
Net Assets:
  Beginning of year ..............         74,274          69,587         708,702         346,027          76,837          44,783
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $     87,397    $     74,274    $    889,717    $    708,702    $         --    $     76,837
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    Travelers Convertible              Travelers Disciplined           Travelers Equity                 Travelers Federated
    Securities Subaccount            Mid Cap Stock Subaccount          Income Subaccount               High Yield Subaccount
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $        731    $      3,010    $        (74)   $     (7,630)   $      8,660    $    (18,105)   $     37,609    $     (8,610)
        11,514           5,036         112,728           7,537         118,525          14,420         (15,549)         (5,087)

         6,944         (10,177)        (69,735)         44,888         (71,532)         27,744         (10,354)         12,369
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        19,189          (2,131)         42,919          44,795          55,653          24,059          11,706          (1,328)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

           440          29,291              --          19,852          26,427         327,539          13,191          72,836

         2,432          74,869             115           2,106           4,778          76,812          19,192          79,601
            --             (36)             --             (86)             --            (109)             --             (46)
          (961)        (10,293)         (2,786)        (13,464)         (4,532)       (173,083)         (3,657)       (141,051)

      (319,449)            (43)       (510,333)         (6,188)     (1,164,483)        (21,369)       (516,268)         (4,117)
            --              --             (23)             --         (34,812)             --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      (317,538)         93,788        (513,027)          2,220      (1,172,622)        209,790        (487,542)          7,223
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      (298,349)         91,657        (470,108)         47,015      (1,116,969)        233,849        (475,836)          5,895

       298,349         206,692         470,108         423,093       1,116,969         883,120         475,836         469,941
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $         --    $    298,349    $         --    $    470,108    $         --    $  1,116,969    $         --    $    475,836
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                                         Travelers Managed
                                        Travelers Federated Stock        Travelers Large Cap            Allocation Series:
                                               Subaccount                     Subaccount               Aggressive Subaccount
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $      1,837    $     (4,164)   $       (894)   $     (9,990)   $        265    $       (189)
  Realized gain (loss) ...........         21,715           7,681          94,961           7,298           3,377              40
  Change in unrealized gain (loss)
    on investments ...............        (17,485)          5,151         (77,219)         41,340          (1,460)          1,460
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................          6,067           8,668          16,848          38,648           2,182           1,311
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..             --          49,217           3,594          67,133              --          12,500
  Participant transfers from other
    funding options ..............          3,565           8,271           2,604          45,917           3,739          23,069
  Administrative charges .........             --             (16)             --             (81)             (9)             (4)
  Contract surrenders ............             --              --            (763)        (53,987)        (13,626)             --
  Participant transfers to other
    funding options ..............       (185,423)        (82,893)       (589,965)        (20,594)        (29,161)             --
  Other receipts/(payments) ......             (4)             --              --          (7,249)             (1)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........       (181,862)        (25,421)       (584,530)         31,139         (39,058)         35,565
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................       (175,795)        (16,753)       (567,682)         69,787         (36,876)         36,876
Net Assets:
  Beginning of year ..............        175,795         192,548         567,682         497,895          36,876              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $         --    $    175,795    $         --    $    567,682    $         --    $     36,876
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

       Travelers Managed               Travelers Managed
      Allocation Series:              Allocation Series:           Travelers Mercury Large Cap      Travelers MFS(R) Mid Cap
    Conservative Subaccount           Moderate Subaccount                Core Subaccount               Growth Subaccount
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $         68    $          1    $      4,691    $         82    $     (2,368)   $     (9,651)   $     (1,753)   $     (5,387)
           (44)              4           4,430             100         147,474           7,362          51,161           4,401

           (20)             20          (2,411)          2,412        (110,693)         50,912         (32,639)          7,587
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


             4              25           6,710           2,594          34,413          48,623          16,769           6,601
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

            --           2,000         101,181           9,189              --          67,226           7,972          17,950

           106              --             372         111,204          19,602          24,475           4,725         116,878
            --              --              --              --              --             (47)             (2)            (48)
            --              --              --              --              --         (31,283)        (55,331)           (431)

        (2,135)             --        (231,250)             --        (617,966)        (14,561)       (263,326)        (63,772)
            --              --              --              --             (27)             --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


        (2,029)          2,000        (129,697)        120,393        (598,391)         45,810        (305,962)         70,577
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        (2,025)          2,025        (122,987)        122,987        (563,978)         94,433        (289,193)         77,178

         2,025              --         122,987              --         563,978         469,545         289,193         212,015
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $         --    $      2,025    $         --    $    122,987    $         --    $    563,978    $         --    $    289,193
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                                        Travelers Mondrian
                                       Travelers MFS(R) Total Return       Travelers MFS(R) Value       International Stock
                                               Subaccount                     Subaccount                    Subaccount
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $     20,586    $     14,862    $     (1,440)   $         48    $      9,966    $     (5,954)
  Realized gain (loss) ...........          4,984         133,605          17,940           9,023          99,451           1,822
  Change in unrealized gain (loss)
    on investments ...............         60,288        (120,123)          1,453          (2,646)        (58,838)         30,665
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................         85,858          28,344          17,953           6,425          50,579          26,533
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..         64,426         760,997              --         153,369             152          24,091
  Participant transfers from other
    funding options ..............        117,323         481,414           4,943          40,773           1,866          72,905
  Administrative charges .........             --            (396)             --             (34)             --             (55)
  Contract surrenders ............        (21,561)       (286,683)         (3,147)         (2,381)        (56,123)         (2,517)
  Participant transfers to other
    funding options ..............     (2,939,826)        (83,147)       (245,596)         (1,882)       (356,755)        (10,113)
  Other receipts/(payments) ......             --              --              (5)             --              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     (2,779,638)        872,185        (243,805)        189,845        (410,860)         84,311
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................     (2,693,780)        900,529        (225,852)        196,270        (360,281)        110,844
Net Assets:
  Beginning of year ..............      2,693,780       1,793,251         225,852          29,582         360,281         249,437
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $         --    $  2,693,780    $         --    $    225,852    $         --    $    360,281
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    Travelers Pioneer Fund            Travelers Pioneer Mid Cap      Travelers Pioneer Strategic     Travelers Quality Bond
          Subaccount                      Value Subaccount                Income Subaccount                Subaccount
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $        221    $       (763)   $        (75)   $        (34)   $     (3,332)   $     16,255    $     53,810    $    (15,282)
         7,232              45             949             212         (11,103)           (472)        (69,518)         (6,398)

        (4,286)          2,977            (203)            203          20,239          (6,062)          6,389          20,997
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         3,167           2,259             671             381           5,804           9,721          (9,319)           (683)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

            --          23,899              --          12,500          16,173         154,626          17,020         369,534

            77           5,867              --              20          10,319          95,645          23,294          76,100
            --             (13)             --              --              --             (48)             --            (226)
            --              --              --              --          (8,659)        (21,635)         (6,356)       (258,997)

       (56,030)            (73)        (13,571)             --        (617,532)        (10,103)       (984,294)        (42,746)
            (2)             --              (1)             --              --              --              --          (9,580)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       (55,955)         29,680         (13,572)         12,520        (599,699)        218,485        (950,336)        134,085
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       (52,788)         31,939         (12,901)         12,901        (593,895)        228,206        (959,655)        133,402

        52,788          20,849          12,901              --         593,895         365,689         959,655         826,253
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $         --    $     52,788    $         --    $     12,901    $         --    $    593,895    $         --    $    959,655
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                       Travelers Strategic Equity    Travelers Style Focus Series: Travelers Style Focus Series:
                                               Subaccount             Small Cap Growth Subaccount    SmallCap Value Subaccount
                                     ----------------------------    ----------------------------    ----------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $       (189)   $       (828)   $       (162)   $       (148)   $       (376)   $        (71)
  Realized gain (loss) ...........         13,421             574           3,618             381           7,830             463
  Change in unrealized gain (loss)
    on investments ...............         (9,835)          1,049              60             (60)            152            (152)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................          3,397             795           3,516             173           7,606             240
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..             --          21,988              --          18,663              --          24,099
  Participant transfers from other
    funding options ..............             --             208           5,740           2,618          18,186          19,114
  Administrative charges .........             --              (5)             --              --              --              --
  Contract surrenders ............           (111)           (378)             --              --              --              --
  Participant transfers to other
    funding options ..............        (82,916)         (6,722)        (30,709)             --         (69,242)             --
  Other receipts/(payments) ......             (1)             --              (1)             --              (3)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        (83,028)         15,091         (24,970)         21,281         (51,059)         43,213
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................        (79,631)         15,886         (21,454)         21,454         (43,453)         43,453
Net Assets:
  Beginning of year ..............         79,631          63,745          21,454              --          43,453              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $         --    $     79,631    $         --    $     21,454    $         --    $     43,453
                                     ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

  Travelers U.S. Government           Van Kampen LIT Comstock       Van Kampen LIT Enterprise      VIP Contrafund(R) Subaccount
    Securities Subaccount              Subaccount (Class II)          Subaccount (Class II)             (Service Class 2)
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      2006            2005            2006            2005            2006            2005            2006            2005
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $     15,447    $     (3,137)   $     (7,219)   $     (7,932)   $       (504)   $       (416)   $    (18,086)   $    (23,384)
       (24,424)            (22)         85,129          22,043           2,487              17         251,588          20,001

        (1,621)          7,321          78,591           9,445            (491)          2,024         (47,153)        201,796
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       (10,598)          4,162         156,501          23,556           1,492           1,625         186,349         198,413
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        33,929         111,975          32,070         259,799              --              --         153,058         612,069

         6,528          19,947         304,263         140,941              --              --         560,695         344,622
            --             (44)           (139)            (91)             --              --            (298)           (188)
          (899)         (2,301)         (9,255)         (7,346)             --              --         (99,380)        (16,608)

      (286,232)        (17,135)       (142,741)         (6,207)        (16,335)             --        (175,838)       (162,891)
            --         (10,742)             --              --              --               1         (40,324)         (5,889)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      (246,674)        101,700         184,198         387,096         (16,335)             --         397,913         771,115
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      (257,272)        105,862         340,699         410,652         (14,843)          1,626         584,262         969,528

       257,272         151,410         944,049         533,397          29,659          28,033       1,823,638         854,110
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $         --    $    257,272    $  1,284,748    $    944,049    $     14,816    $     29,659    $  2,407,900    $  1,823,638
  ============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Concluded)
                 For the years ended December 31, 2006 and 2005

                                        VIP Dynamic Capital
                                       Appreciation Subaccount        VIP Mid Cap Subaccount
                                          (Service Class 2)              (Service Class 2)
                                     --------------------------    --------------------------
                                         2006           2005           2006           2005
                                     -----------    -----------    -----------    -----------
Operations:
  Net investment income (loss) ...   $    (3,385)   $    (2,874)   $   (38,643)   $   (29,298)
  Realized gain (loss) ...........        18,541            621        321,697         32,605
  Change in unrealized gain (loss)
    on investments ...............         3,991         27,389        (62,254)       254,834
                                     -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets resulting from
      operations .................        19,147         25,136        220,800        258,141
                                     -----------    -----------    -----------    -----------
Unit Transactions:
  Participant purchase payments ..        56,447          2,022         94,096        663,453
  Participant transfers from other
    funding options ..............        12,604             --        206,756        284,376
  Administrative charges .........           (15)           (12)          (355)          (196)
  Contract surrenders ............            --             --        (85,511)        (7,172)
  Participant transfers to other
    funding options ..............       (62,486)        (6,075)      (274,683)       (75,848)
  Other receipts/(payments) ......            --             --           (514)            --
                                     -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........         6,550         (4,065)       (60,211)       864,613
                                     -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets .................        25,697         21,071        160,589      1,122,754
Net Assets:
  Beginning of year ..............       162,468        141,397      2,216,751      1,093,997
                                     -----------    -----------    -----------    -----------
  End of year ....................   $   188,165    $   162,468    $ 2,377,340    $ 2,216,751
                                     ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

MetLife of CT Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen") (formerly, TIC Separate Account Thirteen for Variable Annuities) is a separate account of MetLife Insurance Company of Connecticut (the "Company") (formerly, The Travelers Insurance Company), a wholly owned subsidiary of MetLife, Inc., a Delaware corporation, and is available for funding certain variable annuity contracts issued by the Company. Separate Account Thirteen, established on November 14, 2002, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Separate Account Thirteen are Pioneer AnnuiStar Value Annuity, Pioneer AnnuiStar Variable Annuity and Portfolio Architect II Annuity.

Separate Account Thirteen is divided into Subaccounts, each of which is treated as an individual separate account for financial reporting purposes. Each Subaccount invests in shares of the corresponding portfolios, series and funds (with the same name), of registered investment management companies (collectively, the "Funds") which are presented below. For convenience, the portfolios, series or funds are referred to as "portfolios".

      AIM Variable Insurance Funds                                      Lord Abbett Series Fund, Inc.
      American Funds Insurance Series                                   Met Investors Series Trust
      Dreyfus Variable Investment Fund                                  Metropolitan Series Fund, Inc.
      Franklin Templeton Variable Insurance Products Trust              PIMCO Variable Insurance Trust
      Janus Aspen Series                                                Pioneer Variable Contracts Trust
      Legg Mason Partners Variable Portfolios I, Inc                    Putnam Variable Trust
      Legg Mason Partners Variable Portfolios II                        Van Kampen Life Investment Trust
      Legg Mason Partners Variable Portfolios III, Inc                  Variable Insurance Products Fund

Participant purchase payments applied to Separate Account Thirteen are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts were available for investment as of December 31, 2006 (the share class indicated in parentheses is that of the portfolio in which the Subaccount invests):

      AIM V.I. Capital Appreciation Subaccount (Series II)
      AIM V.I. Mid Cap Core Equity Subaccount (Series II)
      American Funds Global Growth Subaccount (Class 2)
      American Funds Growth Subaccount (Class 2)
      American Funds Growth-Income Subaccount (Class 2)
      Dreyfus VIF Appreciation Subaccount (Initial Shares)
      Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
      FTVIPT Franklin Rising Dividends Securities Subaccount (Class 2) FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
      Janus Aspen Global Life Sciences Subaccount (Service Shares)
      Janus Aspen Global Technology Subaccount (Service Shares)
      Janus Aspen Worldwide Growth Subaccount (Service Shares)
      LMPVPI All Cap Subaccount (Class I)
      LMPVPI All Cap Subaccount (Class II)
      LMPVPI Investors Subaccount (Class I)
      LMPVPI Large Cap Growth Subaccount (Class I)
      LMPVPI Small Cap Growth Subaccount (Class I)
      LMPVPI Total Return Subaccount (Class II)
      LMPVPII Aggressive Growth Subaccount (Class I)
      LMPVPII Aggressive Growth Subaccount (Class II)
      LMPVPII Equity Index Subaccount (Class II)
      LMPVPII Growth and Income Subaccount (Class I)
      LMPVPIII Adjustable Rate Income Subaccount
      LMPVPIII Social Awareness Stock Subaccount
      Lord Abbett Growth and Income Subaccount (Class VC)
      Lord Abbett Mid-Cap Value Subaccount (Class VC)

      MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
      MIST BlackRock High Yield Subaccount (Class A)
      MIST BlackRock Large-Cap Core Subaccount (Class A)
      MIST Dreman Small-Cap Value Subaccount (Class A)
      MIST Harris Oakmark International Subaccount (Class A)
      MIST Janus Capital Appreciation Subaccount (Class A)
      MIST Legg Mason Partners Managed Assets Subaccount (Class A)
      MIST Lord Abbett Bond Debenture Subaccount (Class A)
      MIST Lord Abbett Growth and Income Subaccount (Class B)
      MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
      MIST Met/AIM Capital Appreciation Subaccount (Class A)
      MIST Met/AIM Small Cap Growth Subaccount (Class A)
      MIST MFS(R) Value Subaccount (Class A)
      MIST Neuberger Berman Real Estate Subaccount (Class A)
      MIST Oppenheimer Capital Appreciation Subaccount (Class B)
      MIST Pioneer Fund Subaccount (Class A)
      MIST Pioneer Mid-Cap Value Subaccount (Class A)
      MIST Pioneer Strategic Income Subaccount (Class A)
      MIST Third Avenue Small Cap Value Subaccount (Class B)
      MSF BlackRock Aggressive Growth Subaccount (Class D)
      MSF BlackRock Bond Income Subaccount (Class A)
      MSF BlackRock Money Market Subaccount (Class A)
      MSF FI Large Cap Subaccount (Class A)
      MSF FI Value Leaders Subaccount (Class D)
      MSF MetLife Aggressive Allocation Subaccount (Class B)
      MSF MetLife Conservative Allocation Subaccount (Class B)
      MSF MetLife Conservative to Moderate Allocation Subaccount (Class B)* MSF MetLife Moderate Allocation Subaccount (Class B)
      MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B)* MSF MFS(R) Total Return Subaccount (Class F)
      MSF Oppenheimer Global Equity Subaccount (Class B)
      MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
      MSF Western Asset Management High Yield Bond Subaccount (Class A)
      MSF Western Asset Management U.S. Government Subaccount (Class A) PIMCO VIT Real Return Subaccount (Administrative Class)
      PIMCO VIT Total Return Subaccount (Administrative Class)
      Pioneer America Income VCT Subaccount (Class II)
      Pioneer Cullen Value VCT Subaccount (Class II)
      Pioneer Emerging Markets VCT Subaccount (Class II)
      Pioneer Equity Income VCT Subaccount (Class II)
      Pioneer Equity Opportunity VCT Subaccount (Class II)
      Pioneer Fund VCT Subaccount (Class II)
      Pioneer Global High Yield VCT Subaccount (Class II)
      Pioneer Growth Shares VCT Subaccount (Class II)
      Pioneer High Yield VCT Subaccount (Class II)
      Pioneer Ibbotson Aggressive Allocation VCT Subaccount (Class II) Pioneer Ibbotson Growth Allocation VCT Subaccount (Class II)
      Pioneer Ibbotson Moderate Allocation VCT Subaccount (Class II) Pioneer International Value VCT Subaccount (Class II)
      Pioneer Mid Cap Value VCT Subaccount (Class II)
      Pioneer Oak Ridge Large Cap Growth VCT Subaccount (Class II)
      Pioneer Real Estate Shares VCT Subaccount (Class II)
      Pioneer Small and Mid Cap Growth VCT Subaccount (Class II)

      Pioneer Small Cap Value VCT Subaccount (Class II)
      Pioneer Strategic Income VCT Subaccount (Class II)
      Pioneer Value VCT Subaccount (Class II)
      Putnam VT International Equity Subaccount (Class IB)
      Putnam VT Small Cap Value Subaccount (Class IB)
      Van Kampen LIT Comstock Subaccount (Class II)
      Van Kampen LIT Enterprise Subaccount (Class II)
      VIP Contrafund(R) Subaccount (Service Class 2)
      VIP Dynamic Capital Appreciation Subaccount (Service Class 2) VIP Mid Cap Subaccount (Service Class 2)

     * No net assets as of December 31, 2006

      The operations of the Subaccounts changed as follows during the years ended December 31, 2006 and 2005:

      For the year ended December 31, 2006:

      Mergers

      Old Portfolio                                                     New Portfolio
      -------------                                                     -------------
      Capital Appreciation Fund (a)                                     Janus Capital Appreciation Portfolio (b)
      High Yield Bond Trust (a)                                         Western Asset Management High Yield Bond Portfolio (b)
      Managed Assets Trust (a)                                          Legg Mason Partners Managed Assets Portfolio (b)
      Money Market Portfolio (a)                                        BlackRock Money Market Portfolio (b)
      Pioneer Small Company VCT Portfolio (c)                           Pioneer Small Cap Value VCT Portfolio (d)
      Travelers AIM Capital Appreciation Portfolio (a)                  Met/AIM Capital Appreciation Portfolio (b)
      Travelers Convertible Securities Portfolio (a)                    Lord Abbett Bond Debenture Portfolio (b)
      Travelers Disciplined Mid Cap Stock Portfolio (a)                 Batterymarch Mid-Cap Stock Portfolio (b)
      Travelers Federated High Yield Portfolio (a)                      Federated High Yield Portfolio (b)
      Travelers Federated Stock Portfolio (a)                           Lord Abbett Growth and Income Portfolio (b)
      Travelers Mercury Large-Cap Core Portfolio (a)                    Mercury Large-Cap Core Portfolio (b)
      Travelers MFS Value Portfolio (a)                                 MFS Value Portfolio (b)
      Travelers Mondrian International Stock Portfolio (a)              Harris Oakmark International Portfolio (b)
      Travelers Pioneer Fund Portfolio (a)                              Pioneer Fund Portfolio (b)
      Travelers Pioneer Mid Cap Value Portfolio (a)                     Pioneer Mid Cap Value Portfolio (b)
      Travelers Pioneer Strategic Income Portfolio (a)                  Pioneer Strategic Income Portfolio (b)
      Travelers Style Focus Series: Small Cap Growth Portfolio (a)      Met/AIM Small Cap Growth Portfolio (b)
      Travelers Style Focus Series: Small Cap Value Portfolio (a)       Dreman Small-Cap Value Portfolio (b)
      Travelers Equity Income Portfolio (a)                             FI Value Leaders Portfolio (b)
      Travelers Large Cap Portfolio (a)                                 FI Large Cap Portfolio (b)
      Travelers Managed Allocation: Conservative Portfolio (a)          MetLife Conservative Allocation Portfolio (b)
      Travelers Managed Allocation: Moderate Conservative Portfolio (a) MetLife Conservative to Moderate Allocation Portfolio (b)
      Travelers Managed Allocation: Moderate Portfolio (a)              MetLife Moderate Allocation Portfolio (b)
      Travelers Managed Allocation: Moderate-Aggressive Portfolio (a)   MetLife Moderate to Aggressive Allocation Portfolio (b)
      Travelers Managed Allocation: Aggressive Portfolio (a)            MetLife Aggressive Allocation Portfolio (b)
      Travelers MFS Mid Cap Growth Portfolio (a)                        BlackRock Aggressive Growth Portfolio (b)
      Travelers MFS Total Return Portfolio (a)                          MFS Total Return Portfolio (b)
      Travelers Strategic Equity Portfolio (a)                          FI Large Cap Portfolio (b)
      Travelers Quality Bond Portfolio (a)                              BlackRock Bond Income Portfolio (b)
      Travelers U.S. Government Securities Portfolio (a)                Western Asset Management U.S. Government Portfolio (b)
      Pioneer Europe VCT Portfolio (e)                                  Pioneer International Value VCT Portfolio (f)
      Pioneer Balanced VCT Portfolio (e)                                Pioneer Ibbotson Moderate Allocation VCT Portfolio (f)
      Pioneer AmPac Growth VCT Portfolio (e)                            Pioneer Oak Ridge Large Cap Growth VCT Portfolio (f)

      (a) For the period January 1, 2006 to April 30, 2006

      (b) For the period May 1, 2006 to December 31, 2006

      (c) For the period January 1, 2006 to May 23, 2006

      (d) For the period May 24, 2006 to December 31, 2006

      (e) For the period January 1, 2006 to December 14, 2006

      (f) For the period December 15, 2006 to December 31, 2006

      Name Changes

      Old Name                                                          New Name
      --------                                                          --------
      Greenwich Street Equity Index Subaccount                          LMPVPII Equity Index Subaccount
      Salomon Brothers Variable Aggressive Growth Subaccount            LMPVPII Aggressive Growth Subaccount
      Salomon Brothers Variable Growth & Income Subaccount              LMPVPII Growth and Income Subaccount
      Salomon Brothers Variable All Cap Subaccount                      LMPVPI All Cap Subaccount
      Salomon Brothers Variable Investors Subaccount                    LMPVPI Investors Subaccount
      Salomon Brothers Variable Large Cap Growth Subaccount             LMPVPI Large Cap Growth Subaccount
      Salomon Brothers Variable Small Cap Growth Subaccount             LMPVPI Small Cap Growth Subaccount
      Salomon Brothers Variable Total Return Subaccount                 LMPVPI Total Return Subaccount
      SB Adjustable Rate Income Subaccount                              LMPVPIII Adjustable Rate Income Subaccount
      Social Awareness Stock Subaccount                                 LMPVPIII Social Awareness Stock Subaccount
      Federated High Yield Subaccount                                   MIST BlackRock High Yield Subaccount
      Mercury Large-Cap Core Subaccount                                 MIST BlackRock Large-Cap Core Subaccount

      Substitutions

      Old Portfolio                                                     New Portfolio
      -------------                                                     -------------
      Delaware VIP REIT Portfolio (g)                                   Neuberger Berman Real Estate Portfolio (h)
      Janus Aspen Balanced Portfolio (g)                                MFS Total Return Portfolio (h)
      AllianceBernstein Large Cap Growth Portfolio (g)                  T. Rowe Price Large Cap Growth Portfolio (h)
      Mercury Value Opportunities V.I. Portfolio (g)                    Third Avenue Small Cap Value Portfolio (h)
      Mercury Global Allocation V.I. Portfolio (g)                      Oppenheimer Global Equity Portfolio (h)
      Mutual Shares Securities Portfolio (g)                            Lord Abbett Growth and Income Portfolio (h)
      Templeton Growth Securities Portfolio (g)                         Oppenheimer Global Equity Portfolio (h)
      Oppenheimer Capital Appreciation Portfolio/VA (g)                 Oppenheimer Capital Appreciation Portfolio (h)
      Oppenheimer Main Street Portfolio/VA (g)                          Lord Abbett Growth and Income Portfolio (h)
      Oppenheimer Global Securities Portfolio/VA (g)                    Oppenheimer Global Equity Portfolio (h)
      Lazard Retirement Small Cap Portfolio (i)                         Third Avenue Small Cap Value Portfolio (j)

      (g) For the period January 1, 2006 to April 30, 2006

      (h) For the period May 1, 2006 to December 31, 2006

      (i) For the period January 1, 2006 to November 12, 2006

      (j) For the period November 13, 2006 to December 31, 2006

      For the year ended December 31, 2005:

      Mergers

      Old Portfolio                                                     New Portfolio
      -------------                                                     -------------
      Travelers MFS Emerging Growth Portfolio                           MFS Mid Cap Growth Portfolio

      Additions
      Travelers Managed Allocation: Aggressive Subaccount
      Travelers Managed Allocation: Conservative Subaccount Travelers Managed Allocation: Moderate Subaccount
      Travelers Managed Allocation: Moderate-Aggressive Subaccount Travelers Managed Allocation: Moderate-Conservative Subaccount Pioneer Cullen Value VCT Subaccount
      Pioneer Equity Opportunity VCT Subaccount
      Pioneer Global High Yield VCT Subaccount
      Pioneer Ibbotson Aggressive Allocation VCT Subaccount
      Pioneer Ibbotson Growth Allocation VCT Subaccount
      Pioneer Ibbotson Moderate Allocation VCT Subaccount
      Pioneer Mid Cap Value VCT Subaccount
      Salomon Brothers Variable All Cap Subaccount
      Travelers Style Focus Series: Small Cap Growth Subaccount Travelers Style Focus Series: Small Cap Value Subaccount

1. BUSINESS -- (Concluded)

Not all funds may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Separate Account Thirteen or shares of Separate Account Thirteen's underlying funds. It should not be used in connection with any offer except in conjunction with the prospectus for Separate Account Thirteen product(s) offered by the Company and the prospectuses of the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Separate Account Thirteen in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security transactions are accounted for on a trade date basis. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Included in "Other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with the Company and distributions for payouts.

The operations of Separate Account Thirteen form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Separate Account Thirteen. Separate Account Thirteen is not taxed as a "regulated investment company" under Subchapter M of the Code.

Net Assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 3.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceeds amounts required, transfers may be made to the Company.

The financial highlights disclosure is comprised of the units, unit values, net assets, investment income ratio, expense ratios and total returns for each Subaccount. Since each Subaccount offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the Subaccount for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and/or annuity unit values:

      - Mortality and Expense Risks assumed by the Company ("M&E")
      - Administrative fees paid for administrative expenses ("ADM")
      - Enhanced Stepped-up Provision, if elected by the contract owner
        ("E.S.P.")
      - Guaranteed Minimum Withdrawal Benefit, if elected by the contract owner ("GMWB")
      - Guaranteed Minimum Withdrawal Benefit for Life, if elected by the contract owner ("GMWB L")
      - Guaranteed Minimum Accumulation Benefit, if elected by the contract owner ("GMAB")

Below is a table displaying separate account charges with their associated products offered in Separate Account Thirteen for each funding option. The table displays the following death benefit ("Dth Ben") designations; Standard ("S"), Enhanced ("E"), Roll up ("R") and Step up ("SU").

                                                                                    Asset-based Charges
                                                     -------------------------------------------------------------------------------
                                                                                         Optional Features
                                                                        ------------------------------------------------------------
Separate Account    Dth                                                                                                        Total
   Charge (1)       Ben   Product                     M&E     ADM     E.S.P.   GMWB I   GMWB II   GMWB III   GMWB L   GMAB    Charge
-----------------   ---   -------                    -----   -----   -------  -------- --------- ---------- -------- ------  -------
Separate Account
  Charge 1.45%       S    Portfolio Architect II
                            (notes 2-3)              1.30%   0.15%                                                             1.45%

Separate Account
  Charge 1.50%       S    Pioneer AnnuiStar Value    1.35%   0.15%                                                             1.50%

Separate Account
  Charge 1.55%       S    Pioneer AnnuiStar          1.40%   0.15%                                                             1.55%
                    SU    Portfolio Architect II
                            (notes 2-3)              1.40%   0.15%                                                             1.55%

Separate Account
  Charge 1.65%       S    Portfolio Architect II
                            (notes 2-3)              1.30%   0.15%    0.20%                                                    1.65%

Separate Account
  Charge 1.70%       S    Pioneer AnnuiStar Value    1.35%   0.15%    0.20%                                                    1.70%
                     S    Portfolio Architect II
                            (notes 2-3)              1.30%   0.15%                                  0.25%                      1.70%

Separate Account
  Charge 1.75%       E    Pioneer AnnuiStar          1.60%   0.15%                                                             1.75%
                     S    Pioneer AnnuiStar          1.40%   0.15%    0.20%                                                    1.75%
                     S    Pioneer AnnuiStar Value    1.35%   0.15%                                  0.25%                      1.75%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%                                                             1.75%
                     R    Portfolio Architect II
                            (notes 2-3)              1.60%   0.15%                                                             1.75%
                    SU    Portfolio Architect II
                            (notes 2-3)              1.40%   0.15%    0.20%                                                    1.75%

Separate Account
  Charge 1.80%       S    Pioneer AnnuiStar          1.40%   0.15%                                  0.25%                      1.80%
                    SU    Portfolio Architect II
                            (notes 2-3)              1.40%   0.15%                                  0.25%                      1.80%

Separate Account
  Charge 1.85%       S    Portfolio Architect II
                            (notes 2-3)              1.30%   0.15%              0.40%                                          1.85%

Separate Account
  Charge 1.90%       S    Pioneer AnnuiStar Value    1.35%   0.15%              0.40%                                          1.90%
                     S    Portfolio Architect II
                              (notes 2-3)            1.30%   0.15%    0.20%                         0.25%                      1.90%

                                                                                    Asset-based Charges
                                                     -------------------------------------------------------------------------------
                                                                                         Optional Features
                                                                        ------------------------------------------------------------
Separate Account    Dth                                                                                                        Total
   Charge (1)       Ben   Product                     M&E     ADM     E.S.P.   GMWB I   GMWB II   GMWB III   GMWB L   GMAB    Charge
-----------------   ---   -------                    -----   -----   -------  -------- --------- ---------- -------- ------  -------
Separate Account
  Charge 1.95%       E    Pioneer AnnuiStar          1.60%   0.15%    0.20%                                                    1.95%
                     S    Pioneer AnnuiStar          1.40%   0.15%              0.40%                                          1.95%
                     S    Pioneer AnnuiStar Value    1.35%   0.15%    0.20%                         0.25%                      1.95%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%    0.20%                                                    1.95%
                     R    Portfolio Architect II
                            (notes 2-3)              1.60%   0.15%    0.20%                                                    1.95%
                     S    Portfolio Architect II
                            (notes 2-3)              1.30%   0.15%                        0.50%                                1.95%
                     S    Portfolio Architect II
                            (notes 2-3)              1.30%   0.15%                                                    0.50%    1.95%
                    SU    Portfolio Architect II
                            (notes 2-3)              1.40%   0.15%              0.40%                                          1.95%

Separate Account
  Charge 2.00%       E    Pioneer AnnuiStar          1.60%   0.15%                                  0.25%                      2.00%
                     S    Pioneer AnnuiStar          1.40%   0.15%    0.20%                         0.25%                      2.00%
                     S    Pioneer AnnuiStar Value    1.35%   0.15%                                                    0.50%    2.00%
                     S    Pioneer AnnuiStar Value    1.35%   0.15%                        0.50%                                2.00%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%                                  0.25%                      2.00%
                     R    Portfolio Architect II
                            (notes 2-3)              1.60%   0.15%                                  0.25%                      2.00%
                    SU    Portfolio Architect II
                            (notes 2-3)              1.40%   0.15%    0.20%                         0.25%                      2.00%

Separate Account
  Charge 2.05%       S    Pioneer AnnuiStar          1.40%   0.15%                                                    0.50%    2.05%
                     S    Pioneer AnnuiStar          1.40%   0.15%                        0.50%                                2.05%
                     S    Portfolio Architect II
                            (notes 2-3)              1.30%   0.15%    0.20%     0.40%                                          2.05%
                    SU    Portfolio Architect II
                            (notes 2-3)              1.40%   0.15%                        0.50%                                2.05%
                    SU    Portfolio Architect II
                            (notes 2-3)              1.40%   0.15%                                                    0.50%    2.05%

Separate Account
  Charge 2.10%       S    Pioneer AnnuiStar Value    1.35%   0.15%    0.20%     0.40%                                          2.10%

Separate Account
  Charge 2.15%       E    Pioneer AnnuiStar          1.60%   0.15%              0.40%                                          2.15%
                     S    Pioneer AnnuiStar          1.40%   0.15%    0.20%     0.40%                                          2.15%
                     S    Pioneer AnnuiStar Value    1.35%   0.15%                                            0.65%            2.15%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%              0.40%                                          2.15%
                     R    Portfolio Architect II
                            (notes 2-3)              1.60%   0.15%              0.40%                                          2.15%
                     S    Portfolio Architect II
                            (notes 2-3)              1.30%   0.15%    0.20%               0.50%                                2.15%
                     S    Portfolio Architect II
                            (notes 2-3)              1.30%   0.15%    0.20%                                           0.50%    2.15%
                    SU    Portfolio Architect II
                            (notes 2-3)              1.40%   0.15%    0.20%     0.40%                                          2.15%

Separate Account
  Charge 2.20%       S    Pioneer AnnuiStar          1.40%   0.15%                                            0.65%            2.20%
                     E    Pioneer AnnuiStar          1.60%   0.15%    0.20%                         0.25%                      2.20%
                     S    Pioneer AnnuiStar Value    1.35%   0.15%    0.20%                                           0.50%    2.20%
                     S    Pioneer AnnuiStar Value    1.35%   0.15%    0.20%               0.50%                                2.20%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%    0.20%                         0.25%                      2.20%
                     R    Portfolio Architect II
                            (notes 2-3)              1.60%   0.15%    0.20%                         0.25%                      2.20%

                                                                                    Asset-based Charges
                                                     -------------------------------------------------------------------------------
                                                                                         Optional Features
                                                                        ------------------------------------------------------------
Separate Account    Dth                                                                                                        Total
   Charge (1)       Ben   Product                     M&E     ADM     E.S.P.   GMWB I   GMWB II   GMWB III   GMWB L   GMAB    Charge
-----------------   ---   -------                    -----   -----   -------  -------- --------- ---------- -------- ------  -------
Separate Account
  Charge 2.25%       E    Pioneer AnnuiStar          1.60%   0.15%                                                    0.50%    2.25%
                     E    Pioneer AnnuiStar          1.60%   0.15%                        0.50%                                2.25%
                     S    Pioneer AnnuiStar          1.40%   0.15%    0.20%                                           0.50%    2.25%
                     S    Pioneer AnnuiStar          1.40%   0.15%    0.20%               0.50%                                2.25%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%                                                    0.50%    2.25%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%                        0.50%                                2.25%
                     R    Portfolio Architect II
                            (notes 2-3)              1.60%   0.15%                        0.50%                                2.25%
                     R    Portfolio Architect II
                            (notes 2-3)              1.60%   0.15%                                                    0.50%    2.25%
                    SU    Portfolio Architect II
                            (notes 2-3)              1.40%   0.15%    0.20%                                           0.50%    2.25%
                    SU    Portfolio Architect II
                            (notes 2-3)              1.40%   0.15%    0.20%               0.50%                                2.25%

Separate Account
  Charge 2.30%       S    Pioneer AnnuiStar Value    1.35%   0.15%                                            0.80%            2.30%

Separate Account
  Charge 2.35%       S    Pioneer AnnuiStar          1.40%   0.15%                                            0.80%            2.35%
                     E    Pioneer AnnuiStar          1.60%   0.15%    0.20%     0.40%                                          2.35%
                     S    Pioneer AnnuiStar Value    1.35%   0.15%    0.20%                                   0.65%            2.35%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%    0.20%     0.40%                                          2.35%
                     R    Portfolio Architect II
                            (notes 2-3)              1.60%   0.15%    0.20%     0.40%                                          2.35%

Separate Account
  Charge 2.40%       S    Pioneer AnnuiStar          1.40%   0.15%    0.20%                                   0.65%            2.40%
                     E    Pioneer AnnuiStar          1.60%   0.15%                                            0.65%            2.40%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%                                            0.65%            2.40%

Separate Account
  Charge 2.45%       E    Pioneer AnnuiStar          1.60%   0.15%    0.20%                                           0.50%    2.45%
                     E    Pioneer AnnuiStar          1.60%   0.15%    0.20%               0.50%                                2.45%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%    0.20%                                           0.50%    2.45%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%    0.20%               0.50%                                2.45%
                     R    Portfolio Architect II
                            (notes 2-3)              1.60%   0.15%    0.20%               0.50%                                2.45%
                     R    Portfolio Architect II
                            (notes 2-3)              1.60%   0.15%    0.20%                                           0.50%    2.45%

Separate Account
  Charge 2.50%       S    Pioneer AnnuiStar Value    1.35%   0.15%    0.20%                                   0.80%            2.50%

Separate Account
  Charge 2.55%       S    Pioneer AnnuiStar          1.40%   0.15%    0.20%                                   0.80%            2.55%
                     E    Pioneer AnnuiStar          1.60%   0.15%                                            0.80%            2.55%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%                                            0.80%            2.55%

Separate Account
  Charge 2.60%       E    Pioneer AnnuiStar          1.60%   0.15%    0.20%                                   0.65%            2.60%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%    0.20%                                   0.65%            2.60%

Separate Account
  Charge 2.75%       E    Pioneer AnnuiStar          1.60%   0.15%    0.20%                                   0.80%            2.75%
                     E    Pioneer AnnuiStar Value    1.60%   0.15%    0.20%                                   0.80%            2.75%

(1) Certain accumulation and annuity unit values may not be available through certain subaccounts.

(2) An amount equal to the underlying fund expenses that are in excess of 0.90% is being waived for the Harris Oakmark International Subaccount (Class A) of the Met Investors Series Trust.

(3) A waiver of 0.15% of the M&E charge applies to the Subaccount investing in the Western Asset Management U.S. Government Subaccount (Class A) of the Metropolitan Series Fund, Inc.

3. CONTRACT CHARGES -- (Concluded)

For contracts in the accumulation phase with a value of less than $40,000, an annual charge of $30 is assessed through the redemption of units and paid to the Company to cover administrative charges.

A withdrawal charge will be applied to withdrawals from the contract and will be calculated as a percentage of the Purchase Payments and any Purchase Payment credits withdrawn. The maximum percentage is 6%, decreasing to 0% after seven full years for all products and assessed through the redemption of units.

In the annuity phase, if the Variable Liquidity Benefit is selected, there is a surrender charge associated with the amounts withdrawn. The maximum charge, applied to the amount withdrawn, is 6% decreasing to 0% after seven full years for all products and assessed through the redemption of units.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. STATEMENT OF INVESTMENTS

                                                                                As of and for the period ended December 31, 2006
                                                                           ---------------------------------------------------------
INVESTMENTS                                                                   No. of         Market         Cost of       Proceeds
                                                                              Shares          Value        Purchases     from Sales
                                                                           ------------   ------------   ------------   ------------
AIM Variable Insurance Funds (1.1%)
  AIM V.I. Capital Appreciation Subaccount (Series II) (Cost $426,916)          19,957   $    517,093   $     12,683   $     72,755
  AIM V.I. Mid Cap Core Equity Subaccount (Series II) (Cost $598,003)           45,185        606,386        140,263        103,866
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $1,024,919)                                                     65,142   $  1,123,479   $    152,946   $    176,621
                                                                          ============   ============   ============   ============
AllianceBernstein Variable Products Series Fund, Inc. (0.0%)
             AllianceBernstein Large-Cap Growth Subaccount (Class B)
    Total (Cost $0)                                                                 --   $         --   $         --   $     57,915
                                                                          ============   ============   ============   ============
American Funds Insurance Series (22.3%)
  American Funds Global Growth Subaccount (Class 2) (Cost $2,125,043)          130,089   $  3,029,784   $    334,832   $    252,912
  American Funds Growth Subaccount (Class 2) (Cost $7,468,095)                 153,807      9,855,933        819,557        802,016
  American Funds Growth-Income Subaccount (Class 2) (Cost $8,843,390)          254,414     10,733,732      1,061,958        918,086
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $18,436,528)                                                   538,310   $ 23,619,449   $  2,216,347   $  1,973,014
                                                                          ============   ============   ============   ============
Capital Appreciation Fund (0.0%)
  Capital Appreciation Subaccount
    Total (Cost $0)                                                                 --   $         --   $    107,799   $    368,319
                                                                          ============   ============   ============   ============
Delaware VIP Trust (0.0%)
  Delaware VIP REIT Subaccount (Standard Class)
    Total (Cost $0)                                                                 --   $         --   $    281,541   $  2,288,647
                                                                          ============   ============   ============   ============
Dreyfus Variable Investment Fund (0.8%)
  Dreyfus VIF Appreciation Subaccount (Initial Shares) (Cost $180,895)           5,195   $    221,031   $     21,617   $     27,059
  Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
    (Cost $584,719)                                                             14,215        597,460        271,297        149,384
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $765,614)                                                       19,410   $    818,491   $    292,914   $    176,443
                                                                          ============   ============   ============   ============
FAM Variable Series Funds, Inc. (0.0%)
  FAMVS Mercury Global Allocation V.I. Subaccount (Class III)
    (Cost $0)                                                                       --   $         --   $     17,316   $  1,264,257
  FAMVS Mercury Value Opportunities V.I. Subaccount (Class III)
    (Cost $0)                                                                       --             --        137,641        823,602
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $0)                                                                 --   $         --   $    154,957   $  2,087,859
                                                                          ============   ============   ============   ============
Franklin Templeton Variable Insurance Products Trust (5.8%)
  FTVIPT Franklin Rising Dividends Securities Subaccount (Class 2)
    (Cost $2,164,133)                                                          128,485   $  2,640,367   $    222,750   $    199,977
  FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2)
    (Cost $647,816)                                                             35,243        779,927         93,076        105,013
  FTVIPT Mutual Shares Securities Subaccount (Class 2) (Cost $0)                    --             --        113,810      1,382,088
  FTVIPT Templeton Developing Markets Securities Subaccount (Class 2)
    (Cost $604,511)                                                             65,637        905,133        226,779        107,884
  FTVIPT Templeton Foreign Securities Subaccount (Class 2)
    (Cost $1,405,425)                                                           98,246      1,839,164        424,741        165,892
  FTVIPT Templeton Growth Securities Subaccount (Class 2) (Cost $0)                 --             --        147,039      1,391,334
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $4,821,885)                                                    327,611   $  6,164,591   $  1,228,195   $  3,352,188
                                                                          ============   ============   ============   ============
High Yield Bond Trust (0.0%)
  High Yield Bond Subaccount
    Total (Cost $0)                                                                 --   $         --   $     43,773   $    509,123
                                                                          ============   ============   ============   ============
Janus Aspen Series (0.2%)
  Janus Aspen Balanced Subaccount (Service Shares) (Cost $0)                        --   $         --   $         --   $     74,371
  Janus Aspen Global Life Sciences Subaccount (Service Shares)
    (Cost $31,240)                                                               4,393         41,293             --            707
  Janus Aspen Global Technology Subaccount (Service Shares)
    (Cost $82,061)                                                              23,060         98,464            507          4,737
  Janus Aspen Worldwide Growth Subaccount (Service Shares)
    (Cost $18,228)                                                                 708         22,794          1,589            553
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $131,529)                                                       28,161   $    162,551   $      2,096   $     80,368
                                                                          ============   ============   ============   ============

                                                                                           As of and for the period ended
                                                                                           December 31, 2006 -- (Continued)
                                                                           ---------------------------------------------------------
INVESTMENTS                                                                   No. of         Market         Cost of       Proceeds
                                                                              Shares          Value        Purchases     from Sales
                                                                           ------------   ------------   ------------   ------------
Lazard Retirement Series, Inc. (0.0%)
  Lazard Retirement Small Cap Subaccount
    Total (Cost $0)                                                                 --   $         --   $    106,672   $    705,393
                                                                          ============   ============   ============   ============
Legg Mason Partners Variable Portfolios I, Inc. (3.3%)
  LMPVPI All Cap Subaccount (Class I) (Cost $417,877)                           24,921   $    486,465   $     99,759   $     98,457
  LMPVPI All Cap Subaccount (Class II) (Cost $124,386)                           6,935        135,571         76,294          1,754
  LMPVPI Investors Subaccount (Class I) (Cost $375,341)                         27,944        462,478         68,995        119,879
  LMPVPI Large Cap Growth Subaccount (Class I) (Cost $433,991)                  39,024        501,062         19,811         17,857
  LMPVPI Small Cap Growth Subaccount (Class I) (Cost $1,058,703)                80,896      1,185,929        116,678         93,709
  LMPVPI Total Return Subaccount (Class II) (Cost $683,967)                     60,636        754,313         64,542         31,818
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $3,094,265)                                                    240,356   $  3,525,818   $    446,079   $    363,474
                                                                          ============   ============   ============   ============
Legg Mason Partners Variable Portfolios II (4.0%)
  LMPVPII Aggressive Growth Subaccount (Class I) (Cost $628,467)                29,603   $    767,016   $     93,693   $     29,550
  LMPVPII Aggressive Growth Subaccount (Class II) (Cost $1,016,412)             50,049      1,279,255        123,002        223,979
  LMPVPII Equity Index Subaccount (Class II) (Cost $1,703,218)                  61,359      2,094,180        163,692        198,285
  LMPVPII Growth and Income Subaccount (Class I) (Cost $101,965)                21,108        119,049         17,876          5,198
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $3,450,062)                                                    162,119   $  4,259,500   $    398,263   $    457,012
                                                                          ============   ============   ============   ============
Legg Mason Partners Variable Portfolios III, Inc. (0.3%)
  LMPVPIII Adjustable Rate Income Subaccount (Cost $159,716)                    15,795   $    156,053   $      9,183   $      4,502
  LMPVPIII Social Awareness Stock Subaccount (Cost $152,125)                     6,164        166,358          2,479          3,126
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $311,841)                                                       21,959   $    322,411   $     11,662   $      7,628
                                                                          ============   ============   ============   ============
Lord Abbett Series Fund, Inc. (3.3%)
  Lord Abbett Growth and Income Subaccount (Class VC) (Cost $1,661,446)         63,502   $  1,863,162   $    131,946   $    142,143
  Lord Abbett Mid-Cap Value Subaccount (Class VC) (Cost $1,477,900)             74,245      1,617,055        244,872        182,695
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $3,139,346)                                                    137,747   $  3,480,217   $    376,818   $    324,838
                                                                          ============   ============   ============   ============
Managed Assets Trust (0.0%)
  Managed Assets Subaccount
    Total (Cost $0)                                                                 --   $         --   $     40,222   $    437,543
                                                                          ============   ============   ============   ============
Met Investors Series Trust (10.4%)
  MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (Cost $496,881)          24,669   $    479,328   $    523,753   $     24,502
  MIST BlackRock High Yield Subaccount (Class A) (Cost $494,390)                59,011        526,375        508,344         14,287
  MIST BlackRock Large-Cap Core Subaccount (Class A) (Cost $559,746)            53,524        599,474        622,600         59,102
  MIST Dreman Small-Cap Value Subaccount (Class A) (Cost $84,638)                6,532         89,948         86,247          1,540
  MIST Harris Oakmark International Subaccount (Class A)
    (Cost $405,857)                                                             23,553        448,205        470,930         61,840
  MIST Janus Capital Appreciation Subaccount (Class A) (Cost $332,421)           4,431        344,031        398,528         64,402
  MIST Legg Mason Partners Managed Assets Subaccount (Class A)
    (Cost $416,192)                                                             24,566        443,907        454,201         37,772
  MIST Lord Abbett Bond Debenture Subaccount (Class A) (Cost $327,557)          27,610        345,404        333,897          6,427
  MIST Lord Abbett Growth and Income Subaccount (Class B)
    (Cost $1,688,968)                                                           62,841      1,834,963      1,817,094        127,547
  MIST Lord Abbett Mid-Cap Value Subaccount (Class B) (Cost $8,219)                374          8,432          8,240             22
  MIST Met/AIM Capital Appreciation Subaccount (Class A) (Cost $69,443)          5,716         61,901         91,407         21,771
  MIST Met/AIM Small Cap Growth Subaccount (Class A) (Cost $30,732)              2,255         30,515         31,124            369
  MIST MFS(R) Value Subaccount (Class A) (Cost $288,160)                        21,143        301,075        300,490         12,816
  MIST Neuberger Berman Real Estate Subaccount (Class A)
    (Cost $1,931,685)                                                          130,860      2,372,493      2,119,315        199,829
  MIST Oppenheimer Capital Appreciation Subaccount (Class B)
    (Cost $924,898)                                                            103,322        950,566        950,665         25,306
  MIST Pioneer Fund Subaccount (Class A) (Cost $54,281)                          4,033         58,998         55,727          1,502
  MIST Pioneer Mid-Cap Value Subaccount (Class A) (Cost $5,644)                    495          5,907         13,863          8,592
  MIST Pioneer Strategic Income Subaccount (Class A) (Cost $638,959)            67,366        637,282        669,705         31,303
  MIST Third Avenue Small Cap Value Subaccount (Class B)
    (Cost $1,445,223)                                                           85,470      1,488,894      1,491,137         46,194
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $10,203,894)                                                   707,771   $ 11,027,698   $ 10,947,267   $    745,123
                                                                          ============   ============   ============   ============

                                                                                           As of and for the period ended
                                                                                           December 31, 2006 -- (Continued)
                                                                           ---------------------------------------------------------
INVESTMENTS                                                                   No. of         Market         Cost of       Proceeds
                                                                              Shares          Value        Purchases     from Sales
                                                                           ------------   ------------   ------------   ------------
Metropolitan Series Fund, Inc. (11.8%)
  MSF BlackRock Aggressive Growth Subaccount (Class D) (Cost $261,387)          10,863   $    258,540   $    271,125   $      9,140
  MSF BlackRock Bond Income Subaccount (Class A) (Cost $953,076)                 9,210      1,000,307        982,555         30,175
  MSF BlackRock Money Market Subaccount (Class A) (Cost $1,299,813)             12,998      1,299,813      2,669,187      1,369,374
  MSF FI Large Cap Subaccount (Class A) (Cost $661,475)                         44,893        678,784        690,718         27,411
  MSF FI Value Leaders Subaccount (Class D) (Cost $1,129,154)                    5,632      1,171,236      1,171,713         41,192
  MSF MetLife Aggressive Allocation Subaccount (Class B) (Cost $28,848)          2,522         30,865         29,161            309
  MSF MetLife Conservative Allocation Subaccount (Class B)
    (Cost $63,147)                                                               6,308         66,490         63,575            441
  MSF MetLife Moderate Allocation Subaccount (Class B) (Cost $228,596)          21,186        243,214        231,250          2,665
  MSF MFS(R) Total Return Subaccount (Class F) (Cost $2,638,384)                18,346      2,850,485      2,980,599        348,937
  MSF Oppenheimer Global Equity Subaccount (Class B) (Cost $3,905,291)         248,220      4,170,096      4,217,428        299,825
  MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
    (Cost $58,975)                                                               4,203         63,843         59,860            881
  MSF Western Asset Management High Yield Bond Subaccount (Class A)
    (Cost $489,697)                                                             51,014        525,957        517,325         28,300
  MSF Western Asset Management U.S. Government Subaccount (Class A)
    (Cost $151,478)                                                             12,839        157,919        302,781        152,238
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $11,869,321)                                                   448,234   $ 12,517,549   $ 14,187,277   $  2,310,888
                                                                          ============   ============   ============   ============
Money Market Portfolio (0.0%)
  Money Market Subaccount
    Total (Cost $0)                                                                 --   $         --   $  1,471,846   $  2,456,287
                                                                          ============   ============   ============   ============
Oppenheimer Variable Account Funds (0.0%)
  Oppenheimer Capital Appreciation Subaccount/VA (Service Shares)
    (Cost $0)                                                                       --   $         --   $     20,562   $    905,466
  Oppenheimer Global Securities Subaccount/VA (Service Shares)
    (Cost $0)                                                                       --             --        211,677      1,543,965
  Oppenheimer Main Street/VA Subaccount ( Service Shares) (Cost $0)                 --             --          2,917        264,031
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $0)                                                                 --   $         --   $    235,156   $  2,713,462
                                                                          ============   ============   ============   ============
PIMCO Variable Insurance Trust (3.4%)
  PIMCO VIT Real Return Subaccount (Administrative Class)
    (Cost $1,301,983)                                                          102,112   $  1,218,198   $    264,819   $     52,284
  PIMCO VIT Total Return Subaccount (Administrative Class)
    (Cost $2,479,527)                                                          237,921      2,407,756        352,560        297,451
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $3,781,510)                                                    340,033   $  3,625,954   $    617,379   $    349,735
                                                                          ============   ============   ============   ============
Pioneer Variable Contracts Trust (26.5%)
  Pioneer America Income VCT Subaccount (Class II) (Cost $908,166)              90,974   $    884,270   $    329,209   $    346,150
  Pioneer AmPac Growth VCT Subaccount (Class II) (Cost $0)                          --             --          8,435        109,871
  Pioneer Balanced VCT Subaccount (Class II) (Cost $0)                              --             --        241,882        686,857
  Pioneer Cullen Value VCT Subaccount (Class II) (Cost $705,944)                61,256        787,135        509,816         34,072
  Pioneer Emerging Markets VCT Subaccount (Class II) (Cost $520,954)            22,936        777,988        300,411        164,868
  Pioneer Equity Income VCT Subaccount (Class II) (Cost $1,582,684)             77,878      1,952,405        390,427        245,935
  Pioneer Equity Opportunity VCT Subaccount (Class II) (Cost $29,905)            2,371         30,373         56,725         27,397
  Pioneer Europe VCT Subaccount (Class II) (Cost $0)                                --             --         86,782        187,810
  Pioneer Fund VCT Subaccount (Class II) (Cost $1,553,220)                      78,413      1,939,145        146,321        151,900
  Pioneer Global High Yield VCT Subaccount (Class II) (Cost $207,762)           20,386        211,609        440,963        348,896
  Pioneer Growth Shares VCT Subaccount (Class II) (Cost $360,878)               29,271        421,208         59,315         42,822
  Pioneer High Yield VCT Subaccount (Class II) (Cost $1,629,156)               147,238      1,621,089        764,891        897,483
  Pioneer Ibbotson Aggressive Allocation VCT Subaccount (Class II)
    (Cost $166,958)                                                             14,053        174,536        129,055          1,201
  Pioneer Ibbotson Growth Allocation VCT Subaccount (Class II)
    (Cost $4,901,670)                                                          443,788      5,356,520      3,436,871        350,137
  Pioneer Ibbotson Moderate Allocation VCT Subaccount (Class II)
    (Cost $4,512,023)                                                          412,169      4,785,279      4,490,788        371,787
  Pioneer International Value VCT Subaccount (Class II) (Cost $509,920)         37,699        628,057        298,229         76,540
  Pioneer Mid Cap Value VCT Subaccount (Class II) (Cost $1,710,251)             79,614      1,611,384        525,353        177,217
  Pioneer Oak Ridge Large Cap Growth VCT Subaccount (Class II)
    (Cost $946,454)                                                             84,141      1,020,626        331,350        140,989

4. STATEMENT OF INVESTMENTS -- (Concluded)

                                                                                           As of and for the period ended
                                                                                           December 31, 2006 -- (Concluded)
                                                                           ---------------------------------------------------------
INVESTMENTS                                                                   No. of         Market         Cost of       Proceeds
                                                                              Shares          Value        Purchases     from Sales
                                                                           ------------   ------------   ------------   ------------
Pioneer Variable Contracts Trust -- (Continued)
  Pioneer Real Estate Shares VCT Subaccount (Class II)
    (Cost $1,052,680)                                                           44,480      1,466,047        272,320        135,443
  Pioneer Small and Mid Cap Growth VCT Subaccount (Class II)
    (Cost $250,626)                                                             23,698        290,540         29,005         29,041
  Pioneer Small Cap Value VCT Subaccount (Class II) (Cost $623,547)             40,353        716,667        289,379        339,035
  Pioneer Small Company VCT Subaccount (Class II) (Cost $0)                         --             --         24,152        133,104
  Pioneer Strategic Income VCT Subaccount (Class II) (Cost $2,771,344)         254,882      2,752,724      1,203,188        462,177
  Pioneer Value VCT Subaccount (Class II) (Cost $609,997)                       47,688        719,133         58,864         66,864
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $25,554,139)                                                 2,013,288   $ 28,146,735   $ 14,423,731   $  5,527,596
                                                                          ============   ============   ============   ============
Putnam Variable Trust (0.9%)
  Putnam VT International Equity Subaccount (Class IB) (Cost $52,886)            4,235   $     87,406   $        494   $      6,559
  Putnam VT Small Cap Value Subaccount (Class IB) (Cost $795,858)               36,663        889,805        228,550         87,398
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $848,744)                                                       40,898   $    977,211   $    229,044   $     93,957
                                                                          ============   ============   ============   ============
The Travelers Series Trust (0.0%)
  Travelers AIM Capital Appreciation Subaccount (Cost $0)                           --   $         --   $      4,905   $     86,613
  Travelers Convertible Securities Subaccount (Cost $0)                             --             --          9,296        322,139
  Travelers Disciplined Mid Cap Stock Subaccount (Cost $0)                          --             --         82,685        515,806
  Travelers Equity Income Subaccount (Cost $0)                                      --             --        160,452      1,206,996
  Travelers Federated High Yield Subaccount (Cost $0)                               --             --         72,284        522,243
  Travelers Federated Stock Subaccount (Cost $0)                                    --             --         31,291        186,587
  Travelers Large Cap Subaccount (Cost $0)                                          --             --         40,048        593,183
  Travelers Managed Allocation Series: Aggressive Subaccount (Cost $0)              --             --          8,003         42,996
  Travelers Managed Allocation Series: Conservative Subaccount
    (Cost $0)                                                                       --             --            236          2,149
  Travelers Managed Allocation Series: Moderate Subaccount (Cost $0)                --             --        123,517        232,494
  Travelers Mercury Large Cap Core Subaccount (Cost $0)                             --             --         39,963        621,466
  Travelers MFS(R) Mid Cap Growth Subaccount (Cost $0)                              --             --         26,793        320,349
  Travelers MFS(R) Total Return Subaccount (Cost $0)                                --             --        248,126      2,967,391
  Travelers MFS(R) Value Subaccount (Cost $0)                                       --             --          6,301        250,193
  Travelers Mondrian International Stock Subaccount (Cost $0)                       --             --         27,460        414,597
  Travelers Pioneer Fund Subaccount (Cost $0)                                       --             --            639         56,376
  Travelers Pioneer Mid Cap Value Subaccount (Cost $0)                              --             --             --         13,648
  Travelers Pioneer Strategic Income Subaccount (Cost $0)                           --             --         26,009        629,069
  Travelers Quality Bond Subaccount (Cost $0)                                       --             --         97,395        993,966
  Travelers Strategic Equity Subaccount (Cost $0)                                   --             --          3,660         83,528
  Travelers Style Focus Series: Small Cap Growth Subaccount (Cost $0)               --             --          6,511         30,875
  Travelers Style Focus Series: Small Cap Value Subaccount (Cost $0)                --             --         18,395         69,629
  Travelers U.S. Government Securities Subaccount (Cost $0)                         --             --         61,025        288,120
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $0)                                                                 --   $         --   $  1,094,994   $ 10,450,413
                                                                          ============   ============   ============   ============
Van Kampen Life Investment Trust (1.2%)
  Van Kampen LIT Comstock Subaccount (Class II) (Cost $1,132,249)               87,407   $  1,284,878   $    470,213   $    222,953
  Van Kampen LIT Enterprise Subaccount (Class II) (Cost $12,670)                   952         14,818             55         16,893
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $1,144,919)                                                     88,359   $  1,299,696   $    470,268   $    239,846
                                                                          ============   ============   ============   ============
Variable Insurance Products Fund (4.7%)
  VIP Contrafund(R) Subaccount (Service Class 2) (Cost $2,152,870)              77,407   $  2,408,146   $    959,815   $    388,690
  VIP Dynamic Capital Appreciation Subaccount (Service Class 2)
    (Cost $148,859)                                                             19,851        188,185         74,420         66,230
  VIP Mid Cap Subaccount (Service Class 2) (Cost $2,024,856)                    69,418      2,377,581        539,872        371,931
                                                                          ------------   ------------   ------------   ------------
    Total (Cost $4,326,585)                                                    166,676   $  4,973,912   $  1,574,107   $    826,851
                                                                          ============   ============   ============   ============

5. FINANCIAL HIGHLIGHTS

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation
    Subaccount (Series II)                2006       370    1.162 - 1.432      517          --       1.50 - 2.25       3.75 - 4.58
                                          2005       406    1.120 - 1.375      547          --       1.45 - 2.25       2.04 - 7.00
                                          2004       306    1.126 - 1.285      387          --       1.45 - 2.15      0.39 - 14.00
                                          2003        34    1.220 - 1.225       41          --       1.55 - 2.15       3.39 - 9.96
AIM V.I. Mid Cap Core Equity
  Subaccount (Series II)                  2006       402    1.213 - 1.612      606        0.70       1.50 - 2.25       4.59 - 9.36
                                          2005       414    1.118 - 1.474      571        0.41       1.45 - 2.25       1.08 - 8.14
                                          2004       158    1.190 - 1.392      213        0.05       1.50 - 2.15      6.41 - 11.22
                                          2003        17            1.239       21          --              2.15              2.74
AllianceBernstein Variable Products
Series Fund, Inc.
  AllianceBernstein Large-Cap Growth
    Subaccount (Class B)                  2006        --    1.333 - 1.358       --          --       1.45 - 1.95   (2.56) - (2.09)
                                          2005        42    1.368 - 1.387       58          --       1.45 - 1.95     12.59 - 13.22
                                          2004        41    1.215 - 1.225       50          --       1.45 - 1.95       6.02 - 9.39
                                          2003        23    1.144 - 1.147       26          --       1.45 - 1.85       2.32 - 2.60
American Funds Insurance Series
  American Funds Global Growth
    Subaccount (Class 2)                  2006     1,564    1.463 - 1.972    3,029        0.89       1.45 - 2.25     17.79 - 18.72
                                          2005     1,504    1.242 - 1.661    2,465        0.69       1.45 - 2.25      5.78 - 12.46
                                          2004     1,253    1.114 - 1.477    1,836        0.42       1.45 - 2.25      4.01 - 15.56
                                          2003       346    1.315 - 1.321      455        0.01       1.45 - 2.15      5.85 - 20.73
  American Funds Growth
    Subaccount (Class 2)                  2006     5,764    1.242 - 1.738    9,855        0.81       1.45 - 2.35       7.68 - 8.63
                                          2005     5,732    1.148 - 1.600    9,058        0.74       1.45 - 2.35      8.79 - 14.53
                                          2004     4,392    1.086 - 1.397    6,090        0.25       1.45 - 2.35      4.22 - 10.80
                                          2003     1,206    1.252 - 1.259    1,514        0.22       1.55 - 2.35      3.13 - 15.71
  American Funds Growth-Income
    Subaccount (Class 2)                  2006     6,740    1.236 - 1.620   10,733        1.56       1.45 - 2.45     12.47 - 13.52
                                          2005     6,782    1.099 - 1.427    9,551        1.42       1.45 - 2.45     (0.27) - 4.31
                                          2004     5,422    1.065 - 1.368    7,362        1.28       1.45 - 2.35       2.11 - 8.74
                                          2003     1,419    1.250 - 1.258    1,779        1.72       1.45 - 2.35      6.97 - 15.85
Capital Appreciation Fund
  Capital Appreciation
    Subaccount                            2006        --    1.620 - 1.654       --          --       1.45 - 2.15   (1.22) - (1.02)
                                          2005       166    1.640 - 1.671      275          --       1.45 - 2.15      4.15 - 16.53
                                          2004       106    1.418 - 1.434      151          --       1.45 - 2.15     12.82 - 19.05
                                          2003        19    1.213 - 1.217       23        0.18       1.55 - 1.95       4.46 - 4.75
Delaware VIP Trust
  Delaware VIP REIT Subaccount
    (Standard Class)                      2006        --    1.989 - 2.262       --        2.37       1.45 - 2.15     22.17 - 30.68
                                          2005     1,175    1.698 - 1.731    2,008        1.75       1.45 - 2.15       4.88 - 5.68
                                          2004       954    1.619 - 1.638    1,550        1.23       1.45 - 2.15     28.80 - 38.04
                                          2003       201    1.261 - 1.265      253          --       1.45 - 1.95      4.13 - 17.46
Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation
    Subaccount (Initial Shares)           2006       157    1.189 - 1.434      221        1.53       1.45 - 2.35     13.78 - 14.81
                                          2005       160    1.044 - 1.249      197        0.01       1.45 - 2.35     (2.25) - 2.88
                                          2004        94    1.196 - 1.214      114        1.84       1.45 - 2.35       1.76 - 3.51
                                          2003        67    1.165 - 1.172       78        3.10       1.55 - 2.35      6.18 - 15.58
Dreyfus VIF Developing Leaders
  Subaccount (Initial Shares)             2006       404    1.143 - 1.505      597        0.36       1.45 - 2.45       1.24 - 2.31
                                          2005       351    1.129 - 1.471      510          --       1.45 - 2.45     (1.05) - 4.78
                                          2004       201    1.399 - 1.411      283        0.33       1.45 - 1.95       4.68 - 9.72
                                          2003        43    1.281 - 1.286       56        0.06       1.45 - 1.95      0.87 - 18.09

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I.
    Subaccount (Class III)                2006        --    1.411 - 1.435      --            --      1.45 - 2.15     8.58 - 8.79
                                          2005       873    1.299 - 1.319   1,140          2.79      1.45 - 2.15    7.80 - 10.28
                                          2004       577    1.205 - 1.213     698          6.20      1.55 - 2.15    7.75 - 14.65
  FAMVS Mercury Value Opportunities V.I.
    Subaccount (Class III)                2006        --    1.443 - 1.468      --            --      1.45 - 2.15   11.26 - 11.55
                                          2005       527    1.297 - 1.316     688          0.72      1.45 - 2.15     7.81 - 8.49
                                          2004       419    1.203 - 1.213     506            --      1.45 - 2.15    5.30 - 19.68
Franklin Templeton Variable Insurance
Products Trust
  FTVIPT Franklin Rising Dividends
    Securities Subaccount
    (Class 2)                             2006     1,751    1.243 - 1.566   2,640          1.07      1.50 - 2.25    6.38 - 15.40
                                          2005     1,721    1.085 - 1.357   2,265          0.88      1.45 - 2.25     1.14 - 5.54
                                          2004     1,265    1.182 - 1.331   1,633          0.49      1.45 - 2.15     5.00 - 9.33
                                          2003        50    1.211 - 1.216      61          0.21      1.55 - 2.15    2.71 - 14.07
  FTVIPT Franklin Small-Mid Cap
    Growth Securities Subaccount
    (Class 2)                             2006       512    1.182 - 1.624     780            --      1.50 - 2.25    6.29 - 10.68
                                          2005       512    1.112 - 1.516     731            --      1.45 - 2.25    1.70 - 12.71
                                          2004       430    1.179 - 1.468     608            --      1.45 - 2.15    4.82 - 15.00
                                          2003        16    1.330 - 1.336      21            --      1.45 - 2.15     1.22 - 4.62
  FTVIPT Mutual Shares Securities
    Subaccount (Class 2)                  2006        --    1.377 - 1.705      --            --      1.45 - 2.25   15.71 - 16.70
                                          2005       817    1.190 - 1.461   1,178          0.87      1.45 - 2.25     0.25 - 8.95
                                          2004       474    1.325 - 1.341     631          0.76      1.45 - 2.15    3.83 - 10.94
                                          2003       136    1.202 - 1.207     164          0.09      1.55 - 2.15    3.16 - 13.05
  FTVIPT Templeton Developing
    Markets Securities Subaccount
    (Class 2)                             2006       319    2.812 - 2.885     905          1.17      1.45 - 2.15   25.37 - 26.26
                                          2005       271    2.243 - 2.285     612          1.18      1.45 - 2.15   10.62 - 25.55
                                          2004       166    1.798 - 1.820     300          1.73      1.45 - 2.15   11.79 - 26.00
                                          2003        34    1.475 - 1.476      51            --      1.85 - 1.95    5.65 - 27.60
  FTVIPT Templeton Foreign Securities
    Subaccount (Class 2)                  2006       941    1.283 - 2.033   1,839          1.28      1.45 - 2.15   18.90 - 19.66
                                          2005       798    1.076 - 1.699   1,297          1.15      1.45 - 2.15    7.49 - 10.61
                                          2004       515    1.291 - 1.564     770          0.67      1.45 - 2.15   11.60 - 16.89
                                          2003        10    1.335 - 1.338      14            --      1.55 - 1.95   10.15 - 12.25
  FTVIPT Templeton Growth Securities
    Subaccount (Class 2)                  2006        --    1.420 - 1.957      --            --      1.45 - 2.25   19.13 - 20.06
                                          2005       707    1.192 - 1.630   1,138          0.98      1.45 - 2.25     0.08 - 7.31
                                          2004       447    1.502 - 1.519     675          1.09      1.45 - 2.15    8.35 - 14.98
                                          2003        67    1.324 - 1.325      89          0.11      1.85 - 1.95    6.85 - 19.17
High Yield Bond Trust
  High Yield Bond Subaccount              2006        --    1.071 - 1.087      --          6.55      1.45 - 2.45     1.98 - 2.35
                                          2005       461    1.050 - 1.063     487          0.01      1.45 - 2.45   (0.85) - 0.47
                                          2004       241    1.059 - 1.064     256         24.18      1.45 - 2.15     0.86 - 7.26

                                                                                                        Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Janus Aspen Series
  Janus Aspen Balanced Subaccount
    (Service Shares)                      2006      --      1.263 - 1.278      --           --       1.55 - 1.95      3.19 - 3.31
                                          2005      58      1.224 - 1.237      72         1.96       1.55 - 1.95      5.61 - 6.00
                                          2004      76      1.159 - 1.167      89         2.60       1.55 - 1.95      5.71 - 6.14
                                          2003      24              1.092      26         0.91              1.95             4.90
  Janus Aspen Global Life Sciences
    Subaccount (Service Shares)           2006      27      1.530 - 1.558      41           --       1.45 - 1.95      4.29 - 4.77
                                          2005      27      1.467 - 1.487      39           --       1.45 - 1.95    10.14 - 10.72
                                          2004      27      1.332 - 1.343      36           --       1.45 - 1.95     5.66 - 12.03
                                          2003      13              1.189      15           --              1.95             1.62
  Janus Aspen Global Technology
    Subaccount (Service Shares)           2006      62      1.577 - 1.607      98           --       1.45 - 1.95      5.70 - 6.28
                                          2005      64      1.492 - 1.512      95           --       1.45 - 1.95      9.46 - 9.96
                                          2004      38      1.363 - 1.375      52           --       1.45 - 1.95    (0.87) - 6.72
                                          2003       3              1.387       4           --              1.45             3.35
  Janus Aspen Worldwide Growth
    Subaccount (Service Shares)           2006      15              1.541      23         1.66              1.85            15.78
                                          2005      14              1.331      19         1.24              1.85             3.66
                                          2004      13              1.284      17         1.06              1.85             2.64
                                          2003       5              1.251       6         0.23              1.85            11.80
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap
    Subaccount                            2006      --      1.699 - 1.742      --           --       1.45 - 2.15    11.70 - 12.39
                                          2005     372      1.521 - 1.550     570           --       1.45 - 2.15      1.74 - 2.51
                                          2004     247      1.495 - 1.512     370           --       1.45 - 2.15     3.74 - 13.19
                                          2003      69      1.329 - 1.334      92           --       1.55 - 2.15      1.53 - 9.79
Legg Mason Partners Variable
Portfolios I, Inc.
  LMPVPI All Cap Subaccount
    (Class I)                             2006     295      1.629 - 1.672     486         1.34       1.45 - 2.15    15.61 - 16.43
                                          2005     303      1.409 - 1.436     431         0.95       1.45 - 2.15      1.81 - 2.57
                                          2004     317      1.384 - 1.400     441         0.71       1.45 - 2.15      1.90 - 6.71
                                          2003      50      1.307 - 1.312      65         0.63       1.45 - 1.95     4.63 - 18.80
  LMPVPI All Cap Subaccount
    (Class II)                            2006     113      1.193 - 1.203     136         1.25       1.55 - 2.00     7.19 - 16.18
                                          2005      49      1.037 - 1.038      51         1.66       1.45 - 1.55      8.70 - 9.15
  LMPVPI Investors Subaccount
    (Class I)                             2006     276      1.661 - 1.698     462         1.63       1.45 - 2.05    15.91 - 16.62
                                          2005     316      1.433 - 1.456     456         1.30       1.45 - 2.05      4.37 - 4.97
                                          2004     256      1.373 - 1.387     353         2.26       1.45 - 2.05     4.13 - 13.52
                                          2003      95      1.271 - 1.272     121         3.59       1.85 - 1.95    10.51 - 13.28
  LMPVPI Large Cap Growth
    Subaccount (Class I)                  2006     366      1.337 - 1.382     501           --       1.45 - 2.35      1.83 - 2.75
                                          2005     358      1.313 - 1.345     478         0.02       1.45 - 2.35      2.74 - 3.70
                                          2004     363      1.278 - 1.297     468         0.31       1.45 - 2.35   (3.37) - 14.13
                                          2003     132      1.303 - 1.306     172           --       1.85 - 2.15     5.34 - 11.83
  LMPVPI Small Cap Growth
    Subaccount (Class I)                  2006     649      1.319 - 1.866   1,186           --       1.45 - 2.35    10.13 - 11.14
                                          2005     655      1.197 - 1.679   1,081           --       1.45 - 2.35    (1.48) - 3.39
                                          2004     472      1.599 - 1.624     760           --       1.45 - 2.35     7.12 - 22.06
                                          2003      76      1.422 - 1.427     108           --       1.85 - 2.35     2.74 - 24.85
  LMPVPI Total Return Subaccount
    (Class II)                            2006     574      1.166 - 1.334     754         1.84       1.50 - 2.20     6.87 - 10.60
                                          2005     558      1.141 - 1.207     666         1.97       1.50 - 2.15      0.76 - 1.41
                                          2004     376      1.129 - 1.191     443         3.30       1.50 - 2.15      4.32 - 6.82
                                          2003      43      1.112 - 1.115      48         0.45       1.55 - 1.95      4.02 - 4.30

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Legg Mason Partners Variable
Portfolios II
  LMPVPII Aggressive Growth
    Subaccount (Class I)                  2006       478    1.584 - 1.625     767           --       1.45 - 2.15       8.72 - 9.50
                                          2005       428    1.457 - 1.484     629           --       1.45 - 2.15       7.58 - 8.32
                                          2004       235    1.354 - 1.370     321           --       1.45 - 2.15      2.78 - 10.66
                                          2003        29            1.271      36           --              1.85             10.23
  LMPVPII Aggressive Growth
    Subaccount (Class II)                 2006       824    1.344 - 1.585   1,279           --       1.50 - 2.15      7.81 - 12.52
                                          2005       872    1.237 - 1.453   1,249           --       1.50 - 2.15      7.28 - 12.65
                                          2004       633    1.149 - 1.346     842           --       1.50 - 2.15      1.21 - 10.32
                                          2003         1    1.253 - 1.257       2           --       1.55 - 1.95       5.65 - 9.21
  LMPVPII Equity Index
    Subaccount (Class II)                 2006     1,385    1.164 - 1.536   2,094         1.39       1.45 - 2.15     12.64 - 13.44
                                          2005     1,423    1.030 - 1.354   1,902         1.34       1.45 - 2.15       2.07 - 2.73
                                          2004     1,251    1.302 - 1.318   1,636         1.77       1.45 - 2.15       5.69 - 8.58
                                          2003       429    1.207 - 1.212     519         2.02       1.55 - 2.15      7.38 - 20.00
  LMPVPII Growth and Income
    Subaccount (Class I)                  2006        80    1.459 - 1.486     119         0.45       1.45 - 1.95     10.20 - 10.73
                                          2005        71    1.324 - 1.342      96         0.41       1.45 - 1.95       1.61 - 2.21
                                          2004        39    1.303 - 1.313      51         1.18       1.45 - 1.95       5.21 - 7.95
Legg Mason Partners Variable
Portfolios III, Inc.
  LMPVPIII Adjustable Rate
    Income Subaccount                     2006       154    1.015 - 1.028     156         4.58       1.55 - 2.05       1.92 - 2.49
                                          2005       153    0.989 - 1.003     152         5.35       1.55 - 2.15       0.20 - 0.80
                                          2004        60    0.987 - 0.995      60         1.81       1.55 - 2.15   (0.80) - (0.10)
                                          2003         4            0.999       4         0.34              1.55              0.10
  LMPVPIII Social Awareness
    Stock Subaccount                      2006       148    1.125 - 1.143     166         0.54       1.45 - 2.05       5.53 - 6.13
                                          2005       146    1.066 - 1.077     156         2.34       1.45 - 2.05     (1.02) - 7.18
                                          2004         7            1.047       7         0.74              1.45             13.07
Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income
    Subaccount (Class VC)                 2006     1,166    1.184 - 1.625   1,863         1.25       1.45 - 2.15     14.78 - 15.58
                                          2005     1,206    1.028 - 1.406   1,672         1.17       1.45 - 2.15       1.10 - 4.05
                                          2004       662    1.365 - 1.381     907         1.81       1.45 - 2.15      3.14 - 16.24
                                          2003        28    1.240 - 1.243      34         1.27       1.55 - 1.95      4.38 - 16.53
  Lord Abbett Mid-Cap Value
    Subaccount (Class VC)                 2006       905    1.188 - 1.816   1,617         0.50       1.45 - 2.35      9.67 - 10.60
                                          2005       927    1.077 - 1.642   1,504         0.53       1.45 - 2.35       5.74 - 6.85
                                          2004       551    1.516 - 1.539     841         0.61       1.45 - 2.35     17.30 - 22.18
                                          2003        66    1.252 - 1.258      83         0.85       1.55 - 2.35     10.06 - 17.12
Managed Assets Trust
  Managed Assets Subaccount               2006        --    1.109 - 1.122      --         2.26       1.45 - 2.05       3.06 - 3.23
                                          2005       374    1.076 - 1.087     405         0.02       1.45 - 2.05       1.89 - 4.93
                                          2004       136    1.058 - 1.062     144         3.20       1.45 - 1.95       3.12 - 7.93

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock
    Subaccount (Class A)                  2006       281    1.692 - 1.723     479           --       1.45 - 1.95   (5.00) - (4.70)
  MIST BlackRock High Yield
    Subaccount (Class A)                  2006       405    1.287 - 1.321     526           --       1.45 - 2.15       4.98 - 5.51
  MIST BlackRock Large-Cap Core
    Subaccount (Class A)                  2006       369    1.609 - 1.651     599           --       1.45 - 2.15       5.51 - 5.97
  MIST Dreman Small-Cap Value
    Subaccount (Class A)                  2006        76    1.188 - 1.198      90         0.52       1.45 - 2.05       6.26 - 6.68
  MIST Harris Oakmark International
    Subaccount (Class A)                  2006       230    1.914 - 1.978     448           --       1.41 - 2.31      9.68 - 10.32
  MIST Janus Capital Appreciation
    Subaccount (Class A)                  2006       206    1.655 - 1.698     344           --       1.45 - 2.15       2.16 - 2.66
  MIST Legg Mason Partners Managed
    Assets Subaccount (Class A)           2006       377    1.168 - 1.187     444           --       1.45 - 2.05       5.32 - 5.79
  MIST Lord Abbett Bond Debenture
    Subaccount (Class A)                  2006       267    1.130 - 1.323     345           --       1.45 - 2.45       4.24 - 4.85
  MIST Lord Abbett Growth and Income
    Subaccount (Class B)                  2006     1,706    1.073 - 1.079   1,835           --       1.20 - 2.00       7.19 - 7.79
  MIST Lord Abbett Mid-Cap Value
    Subaccount (Class B)                  2006         8            1.069       8           --              1.95              2.30
  MIST Met/AIM Capital Appreciation
    Subaccount (Class A)                  2006        43    1.428 - 1.454      62         0.15       1.45 - 1.95   (1.38) - (1.09)
  MIST Met/AIM Small
    Cap Growth Subaccount (Class A)       2006        26    1.159 - 1.167      31           --       1.55 - 2.05   (1.02) - (0.68)
  MIST MFS(R) Value
    Subaccount (Class A)                  2006       218    1.374 - 1.396     301         1.41       1.45 - 2.05     10.18 - 10.62
  MIST Neuberger Berman Real Estate
    Subaccount (Class A)                  2006     1,949    1.216 - 1.221   2,372           --       1.45 - 2.15     21.24 - 21.73
  MIST Oppenheimer Capital
    Appreciation Subaccount
    (Class B)                             2006       944    1.003 - 1.009     950           --       1.50 - 2.25     (0.59) - 5.46
  MIST Pioneer Fund
    Subaccount (Class A)                  2006        39    1.531 - 1.559      59           --       1.45 - 1.95       7.29 - 7.67
  MIST Pioneer Mid-Cap Value
    Subaccount (Class A)                  2006         5    1.112 - 1.120       6         0.11       1.45 - 1.95       5.00 - 5.36
  MIST Pioneer Strategic Income
    Subaccount (Class A)                  2006       552    1.145 - 1.163     637         4.76       1.45 - 2.05       3.33 - 3.65
  MIST Third Avenue Small Cap Value
    Subaccount (Class B)                  2006     1,450    1.025 - 1.030   1,489           --       1.45 - 2.15       2.19 - 2.69
Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth
    Subaccount (Class D)                  2006       173    1.478 - 1.516     259           --       1.45 - 2.15   (2.70) - (2.32)
  MSF BlackRock Bond Income
    Subaccount (Class A)                  2006       946    1.045 - 1.068   1,000           --       1.45 - 2.25       3.45 - 3.99
  MSF BlackRock Money Market
    Subaccount (Class A)                  2006     1,267    1.011 - 1.038   1,300         3.29       1.45 - 2.20       1.81 - 2.37
  MSF FI Large Cap Subaccount
    (Class A)                             2006       492    1.364 - 1.400     679           --       1.45 - 2.15       0.96 - 1.52
  MSF FI Value Leaders Subaccount
    (Class D)                             2006       798    1.206 - 1.488   1,171           --       1.45 - 2.25       2.12 - 2.69
  MSF MetLife Aggressive Allocation
    Subaccount (Class B)                  2006        29            1.061      31           --              1.45              5.89
  MSF MetLife Conservative Allocation
    Subaccount (Class B)                  2006        64    1.040 - 1.044      66           --       1.45 - 2.05       3.90 - 4.71
  MSF MetLife Moderate Allocation
    Subaccount (Class B)                  2006       231    1.051 - 1.056     243           --       1.45 - 2.05       4.89 - 5.39

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Metropolitan Series Fund, Inc. -- (Continued)
  MSF MFS(R) Total Return Subaccount
    (Class F)                             2006     2,084    1.115 - 1.388   2,850           --       1.45 - 2.15       6.45 - 6.93
  MSF Oppenheimer Global Equity
    Subaccount (Class B)                  2006     3,973    1.046 - 1.052   4,170           --       1.34 - 2.19      5.02 - 18.89
  MSF T. Rowe Price Large Cap Growth
    Subaccount (Class B)                  2006        60    1.066 - 1.070      64           --       1.45 - 1.95       6.81 - 7.21
  MSF Western Asset Management High
    Yield Bond Subaccount
    (Class A)                             2006       459    1.134 - 1.156     526           --       1.45 - 2.45       5.63 - 6.37
  MSF Western Asset Management U.S.
    Government Subaccount
    (Class A)                             2006       147    1.059 - 1.085     158           --       1.30 - 2.10       3.04 - 3.56
Money Market Portfolio
  Money Market Subaccount                 2006        --    0.993 - 1.015      --         1.40       1.45 - 2.20       0.00 - 0.90
                                          2005       991    0.986 - 1.006     986         2.87       1.45 - 2.15       0.72 - 1.41
                                          2004     1,561    0.979 - 0.993   1,536         1.32       1.45 - 2.15     (1.11) - 0.00
                                          2003       190    0.990 - 0.994     189         0.27       1.55 - 2.15   (0.60) - (0.20)
Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation
    Subaccount/VA
    (Service Shares)                      2006        --    1.120 - 1.401      --         0.18       1.45 - 2.25       4.28 - 4.57
                                          2005       646    1.074 - 1.340     844         0.67       1.45 - 2.25       2.57 - 9.39
                                          2004       495    1.136 - 1.295     625         0.05       1.50 - 2.15       4.06 - 9.58
                                          2003        30            1.233      37           --              1.55             12.30
  Oppenheimer Global Securities
    Subaccount/VA
    (Service Shares)                      2006        --    1.417 - 2.029      --         0.85       1.45 - 2.25       1.00 - 8.91
                                          2005       740    1.305 - 1.863   1,295         0.77       1.45 - 2.25      7.50 - 17.07
                                          2004       432    1.343 - 1.657     682         0.24       1.45 - 2.15     10.10 - 20.81
                                          2003        18    1.408 - 1.413      25           --       1.55 - 2.15       0.93 - 6.99
  Oppenheimer Main Street/VA
    Subaccount (Service Shares)           2006        --    1.149 - 1.161      --         0.97       1.45 - 1.95       5.51 - 5.75
                                          2005       227    1.089 - 1.098     248         0.48       1.45 - 1.95       3.71 - 4.17
                                          2004        71    1.050 - 1.054      74           --       1.45 - 1.95       7.23 - 9.49
PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount

    (Administrative Class)                2006     1,100    1.050 - 1.123   1,218         4.25       1.45 - 2.25   (1.50) - (0.71)
                                          2005       965    1.066 - 1.131   1,079         2.90       1.45 - 2.25     (0.09) - 1.47
                                          2004       523    1.111 - 1.124     585         1.20       1.45 - 2.15       1.27 - 7.35
                                          2003        47    1.044 - 1.047      49         0.19       1.45 - 1.95       0.19 - 3.26
  PIMCO VIT Total Return Subaccount
    (Administrative Class)                2006     2,254    1.056 - 1.083   2,408         4.42       1.45 - 2.45       1.34 - 2.36
                                          2005     2,273    1.039 - 1.058   2,382         3.44       1.45 - 2.45       0.19 - 0.95
                                          2004     1,968    1.036 - 1.048   2,051         1.95       1.45 - 2.25     (0.10) - 3.35
                                          2003       427    1.009 - 1.014     432         1.46       1.45 - 2.15     (1.27) - 3.58
Pioneer Variable Contracts Trust
  Pioneer America Income VCT
    Subaccount (Class II)                 2006       870    1.006 - 1.042     884         4.44       1.50 - 2.25       0.88 - 1.67
                                          2005       910    0.996 - 1.028     913         4.46       1.45 - 2.25     (0.96) - 0.71
                                          2004       625    1.000 - 1.023     627         4.71       1.45 - 2.15       0.20 - 2.56
                                          2003         8            0.996       8         0.03       1.55                       --
  Pioneer AmPac Growth VCT

    Subaccount (Class II)                 2006        --    1.105 - 1.125      --         1.03       1.50 - 2.15     11.96 - 16.11
                                          2005        89    0.986 - 0.999      89         0.37       1.50 - 2.15     (1.00) - 1.02
                                          2004        72    0.997 - 1.002      72           --       1.50 - 2.15       0.60 - 6.74

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Pioneer Variable Contracts Trust -- (Continued)
  Pioneer Balanced VCT
    Subaccount (Class II)                 2006        --    1.102 - 1.243      --         1.76       1.50 - 2.20     3.47 - 6.50
                                          2005       387    1.098 - 1.168     444         1.74       1.50 - 2.15     1.50 - 2.19
                                          2004       409    1.079 - 1.143     456         2.87       1.50 - 2.15     0.84 - 5.07
                                          2003        --            1.107      --           --              1.95            3.85
  Pioneer Cullen Value VCT
    Subaccount (Class II)                 2006       631    1.237 - 1.254     787         0.17       1.50 - 2.25    1.06 - 15.47
                                          2005       220    1.082 - 1.086     239           --       1.50 - 1.95     4.32 - 6.59
  Pioneer Emerging Markets VCT
    Subaccount (Class II)                 2006       256    2.325 - 3.190     778         0.34       1.50 - 2.15   18.87 - 33.58
                                          2005       224    1.888 - 2.397     510         0.47       1.45 - 2.15   11.01 - 35.65
                                          2004       196    1.398 - 1.767     333         0.65       1.45 - 2.15    9.42 - 27.47
                                          2003        --    1.506 - 1.511      --           --       1.45 - 1.95    8.42 - 12.34
  Pioneer Equity Income VCT
    Subaccount (Class II)                 2006     1,190    1.387 - 1.720   1,952         2.37       1.50 - 2.25   13.59 - 20.32
                                          2005     1,111    1.161 - 1.430   1,533         2.16       1.50 - 2.25     0.28 - 4.00
                                          2004       850    1.240 - 1.377   1,131         2.95       1.50 - 2.15   10.13 - 14.27
                                          2003        12            1.205      15         0.57              1.55           10.86
  Pioneer Equity Opportunity VCT
    Subaccount (Class II)                 2006        24    1.241 - 1.251      30         0.15       1.55 - 2.00   (0.24) - 9.63
  Pioneer Europe VCT
    Subaccount (Class II)                 2006        --    1.568 - 2.015      --         2.33       1.50 - 2.25    2.82 - 27.13
                                          2005        50    1.442 - 1.568      76         0.51       1.50 - 1.95     5.73 - 6.20
                                          2004        30    1.363 - 1.483      42         0.14       1.50 - 1.95    3.34 - 20.37
  Pioneer Fund VCT Subaccount
    (Class II)                            2006     1,275    1.294 - 1.583   1,939         1.11       1.50 - 2.15   13.82 - 14.73
                                          2005     1,270    1.134 - 1.385   1,693         1.16       1.45 - 2.15     1.11 - 5.59
                                          2004       890    1.186 - 1.327   1,140         1.26       1.45 - 2.15    6.08 - 10.04
                                          2003         5    1.209 - 1.213       6         0.34       1.55 - 1.95     0.25 - 8.24
  Pioneer Global High Yield VCT
    Subaccount (Class II)                 2006       185    1.135 - 1.148     212         7.34       1.55 - 2.20    2.16 - 10.28
                                          2005       108    1.037 - 1.041     112         2.83       1.55 - 1.95     1.46 - 1.76
  Pioneer Growth Shares VCT
    Subaccount (Class II)                 2006       331    1.164 - 1.318     421           --       1.50 - 2.25     6.59 - 7.37
                                          2005       311    1.092 - 1.228     371         0.60       1.50 - 2.25   (1.59) - 6.82
                                          2004       223    1.088 - 1.208     267           --       1.55 - 2.15    0.25 - 11.54
                                          2003        --            1.151      --           --              1.95            2.49
  Pioneer High Yield VCT Subaccount
    (Class II)                            2006     1,269    1.142 - 1.305   1,621         5.29       1.50 - 2.25     4.76 - 6.62
                                          2005     1,439    1.079 - 1.224   1,730         5.24       1.50 - 2.25   (0.50) - 0.50
                                          2004     1,048    1.123 - 1.223   1,263         4.98       1.50 - 2.15     3.57 - 7.40
                                          2003        15    1.149 - 1.153      17         1.50       1.55 - 1.95     2.77 - 6.17
  Pioneer Ibbotson Aggressive Allocation
    VCT Subaccount (Class II)             2006       144    1.212 - 1.222     175         0.21       1.55 - 2.05    4.80 - 12.47
                                          2005        37    1.081 - 1.083      40           --       1.75 - 2.05     0.28 - 6.80
  Pioneer Ibbotson Growth Allocation VCT
    Subaccount (Class II)                 2006     4,582    1.066 - 1.182   5,356         0.16       1.55 - 2.35    5.62 - 10.99
                                          2005     1,736    1.059 - 1.065   1,845           --       1.55 - 2.25     1.92 - 7.16
  Pioneer Ibbotson Moderate Allocation
    VCT Subaccount (Class II)             2006     4,210    1.054 - 1.145   4,785         0.31       1.50 - 2.40   (0.26) - 8.95
                                          2005       390    1.045 - 1.051     409           --       1.50 - 2.25     2.55 - 7.27

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Pioneer Variable Contracts Trust -- (Concluded)
  Pioneer International Value VCT
  Subaccount (Class II)                   2006       333    1.581 - 2.059     628         0.26       1.50 - 2.25    0.63 - 20.77
                                          2005       201    1.319 - 1.706     330         0.07       1.50 - 2.25   10.28 - 19.98
                                          2004        70    1.338 - 1.504     101         0.34       1.50 - 2.15    4.23 - 17.67
  Pioneer Mid Cap Value VCT
    Subaccount (Class II)                 2006       907    1.322 - 1.859   1,611           --       1.50 - 2.25    8.82 - 10.56
                                          2005       927    1.204 - 1.682   1,484         0.21       1.50 - 2.25     1.09 - 7.95
                                          2004       651    1.346 - 1.587     993         0.16       1.50 - 2.15   13.27 - 19.86
                                          2003        11            1.324      15           --              1.55           14.04
  Pioneer Oak Ridge Large Cap
    Growth VCT Subaccount
    (Class II)                            2006       868    1.146 - 1.183   1,021         0.03       1.50 - 2.15     0.61 - 7.20
                                          2005       701    1.137 - 1.169     815         0.13       1.45 - 2.15    5.87 - 14.38
                                          2004       265    1.090 - 1.096     290           --       1.50 - 2.15    6.76 - 13.46
  Pioneer Real Estate Shares VCT
    Subaccount (Class II)                 2006       594    1.962 - 2.555   1,466         2.35       1.50 - 2.25   24.43 - 34.46
                                          2005       561    1.470 - 1.901   1,043         3.16       1.50 - 2.25    4.03 - 20.13
                                          2004       341    1.458 - 1.681     563         4.08       1.50 - 2.15   17.37 - 35.50
                                          2003        --            1.258      --         1.26              1.95            9.11
  Pioneer Small and Mid Cap
    Growth VCT Subaccount
    (Class II)                            2006       249    1.097 - 1.176     291           --       1.50 - 2.15   (1.97) - 6.23
                                          2005       246    1.094 - 1.108     271           --       1.45 - 2.15     2.34 - 7.36
                                          2004       145    1.069 - 1.074     156           --       1.50 - 2.15     2.10 - 9.15
  Pioneer Small Cap Value VCT
    Subaccount (Class II)                 2006       390    1.400 - 1.966     717           --       1.50 - 2.25    0.43 - 12.44
                                          2005       419    1.254 - 1.749     693           --       1.50 - 2.25    4.76 - 13.33
                                          2004       214    1.290 - 1.599     317           --       1.50 - 2.15   11.51 - 18.01
                                          2003         7            1.355      10           --              1.55           13.01
  Pioneer Small Company VCT
    Subaccount (Class II)                 2006        --    1.167 - 1.504      --           --       1.90 - 2.25   (6.24) - 6.13
                                          2005        77    1.102 - 1.419     107           --       1.90 - 2.25   (0.49) - 1.94
                                          2004        79    1.178 - 1.423     108           --       1.90 - 2.15    6.86 - 13.60
  Pioneer Strategic Income VCT
    Subaccount (Class II)                 2006     2,251    1.145 - 1.245   2,752         5.14       1.50 - 2.25     3.53 - 4.69
                                          2005     1,708    1.101 - 1.193   2,006         5.58       1.45 - 2.25   (0.99) - 1.47
                                          2004     1,097    1.138 - 1.181   1,285         5.62       1.45 - 2.15     6.06 - 9.26
                                          2003        19    1.086 - 1.089      20         1.79       1.55 - 1.95     4.41 - 5.95
  Pioneer Value VCT Subaccount
    (Class II)                            2006       484    1.380 - 1.526     719         0.21       1.50 - 2.15   12.59 - 13.40
                                          2005       508    1.225 - 1.351     669         0.09       1.45 - 2.15     2.47 - 3.26
                                          2004       354    1.195 - 1.309     454         0.05       1.45 - 2.15    5.48 - 11.37
                                          2003         3            1.192       4           --              1.55            0.34
Putnam Variable Trust
  Putnam VT International Equity
    Subaccount (Class IB)                 2006        43    2.026 - 2.064      87         0.62       1.45 - 1.95   25.22 - 25.93
                                          2005        46    1.618 - 1.639      74         1.45       1.45 - 1.95   10.07 - 10.59
                                          2004        47    1.470 - 1.482      70         1.11       1.45 - 1.95   12.39 - 14.53
                                          2003        22    1.291 - 1.294      29           --       1.45 - 1.85    9.85 - 18.07
  Putnam VT Small Cap Value
    Subaccount (Class IB)                 2006       417    1.218 - 2.171     890         0.32       1.45 - 2.25   14.73 - 15.60
                                          2005       383    1.057 - 1.878     709         0.14       1.45 - 2.25   (2.19) - 5.91
                                          2004       195    1.759 - 1.780     346         0.12       1.45 - 2.15   15.92 - 24.39
                                          2003        17    1.424 - 1.431      24           --       1.45 - 2.15    4.84 - 27.71

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
The Travelers Series Trust
  Travelers AIM Capital
    Appreciation Subaccount               2006      --      1.448 - 1.470      --            --      1.45 - 1.95       6.31 - 6.54
                                          2005      56      1.362 - 1.380      77          0.25      1.45 - 1.95       6.66 - 7.14
                                          2004      35      1.277 - 1.288      45          0.17      1.45 - 1.95       3.23 - 8.94
                                          2003      10      1.226 - 1.227      12            --      1.45 - 1.55       2.42 - 2.59
  Travelers Convertible Securities
    Subaccount                            2006      --      1.084 - 1.262      --          0.84      1.45 - 2.45       6.27 - 6.68
                                          2005     257      1.020 - 1.183     298          2.96      1.45 - 2.45   (1.78) - (0.39)
                                          2004     174      1.182 - 1.196     207          5.42      1.45 - 2.15       3.23 - 5.53
                                          2003      12      1.139 - 1.142      13          3.66      1.45 - 1.85       0.09 - 7.96
  Travelers Disciplined Mid Cap
    Stock Subaccount                      2006      --      1.781 - 1.808      --          0.55      1.45 - 1.95       9.10 - 9.31
                                          2005     286      1.632 - 1.654     470            --      1.45 - 1.95     10.27 - 10.78
                                          2004     285      1.480 - 1.493     423          0.73      1.45 - 1.95     14.20 - 14.76
                                          2003      32      1.296 - 1.301      41          1.71      1.45 - 1.95      1.41 - 18.60
  Travelers Equity Income
    Subaccount                            2006      --      1.181 - 1.449      --          1.33      1.45 - 2.25       4.88 - 5.15
                                          2005     818      1.126 - 1.378   1,117            --      1.45 - 2.25     (1.75) - 3.25
                                          2004     664      1.327 - 1.338     883          2.53      1.45 - 1.95       7.71 - 8.25
                                          2003      97      1.232 - 1.236     120          1.19      1.45 - 1.95      0.00 - 13.13
  Travelers Federated High Yield
    Subaccount                            2006      --      1.226 - 1.252      --          8.35      1.45 - 2.15       2.33 - 2.62
                                          2005     395      1.198 - 1.220     476            --      1.45 - 2.15       0.42 - 1.08
                                          2004     392      1.193 - 1.207     470         10.80      1.45 - 2.15       0.93 - 8.66
                                          2003      74      1.106 - 1.109      82         12.48      1.55 - 1.95       3.26 - 6.34
  Travelers Federated Stock
    Subaccount                            2006      --      1.437 - 1.467      --          1.65      1.45 - 2.15       3.38 - 3.60
                                          2005     126      1.390 - 1.416     176            --      1.45 - 2.15       3.04 - 3.81
                                          2004     142      1.349 - 1.364     193          2.77      1.45 - 2.15       1.81 - 8.87
                                          2003      20      1.248 - 1.251      25          2.42      1.55 - 1.95      4.60 - 13.25
  Travelers Large Cap Subaccount          2006      --      1.351 - 1.379      --          0.45      1.45 - 2.15       2.89 - 3.07
                                          2005     429      1.313 - 1.338     568            --      1.45 - 2.15       6.40 - 7.13
                                          2004     401      1.234 - 1.249     498          1.10      1.45 - 2.15       2.38 - 7.13
                                          2003     140      1.184 - 1.186     166          0.64      1.85 - 2.15       4.49 - 7.23
  Travelers Managed Allocation Series:
    Aggressive Subaccount                 2006      --      1.139 - 1.143      --          1.17      1.45 - 1.80       6.25 - 6.42
                                          2005      34      1.072 - 1.074      37            --      1.45 - 1.80       4.17 - 5.10
  Travelers Managed Allocation Series:
    Conservative Subaccount               2006      --              1.015      --          3.92             2.05              0.30
                                          2005       2              1.012       2          0.57             2.05              1.20
  Travelers Managed Allocation Series:
    Moderate Subaccount                   2006      --      1.063 - 1.069      --          2.62      1.45 - 2.05       2.21 - 3.69
                                          2005     119      1.028 - 1.031     123          0.83      1.45 - 2.05       2.29 - 3.10
  Travelers Mercury Large Cap Core
    Subaccount                            2006      --      1.525 - 1.558      --          0.22      1.45 - 2.15       5.98 - 6.28
                                          2005     389      1.439 - 1.466     564            --      1.45 - 2.15      9.68 - 10.39
                                          2004     356      1.312 - 1.328     470          1.14      1.45 - 2.15     13.73 - 20.88
                                          2003      22      1.158 - 1.162      25          0.75      1.55 - 1.95       3.20 - 8.53

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
The Travelers Series Trust -- (Continued)
  Travelers MFS(R) Emerging Growth
    Subaccount                            2006        --    1.275 - 1.291      --            --      1.45 - 2.15                --
                                          2005        --    1.275 - 1.291      --            --      1.45 - 2.15   (3.04) - (0.39)
                                          2004        68    1.315 - 1.329      90            --      1.55 - 2.15      4.61 - 17.65
                                          2003         3            1.195       3            --             1.85              1.62
  Travelers MFS(R) Mid Cap Growth
    Subaccount                            2006        --    1.519 - 1.552      --            --      1.45 - 2.15       0.53 - 5.87
                                          2005       199    1.438 - 1.466     289            --      1.45 - 2.15       0.84 - 1.59
                                          2004       148    1.426 - 1.443     212            --      1.45 - 2.15     11.67 - 21.77
                                          2003        42    1.277 - 1.280      54            --      1.85 - 2.15      6.05 - 15.46
  Travelers MFS(R) Total Return
    Subaccount                            2006        --    1.044 - 1.298      --          1.35      1.45 - 2.15       3.06 - 3.34
                                          2005     2,167    1.012 - 1.256   2,694          2.47      1.45 - 2.15       0.74 - 3.05
                                          2004     1,458    1.224 - 1.238   1,793          4.30      1.45 - 2.15      6.57 - 11.25
                                          2003       338    1.122 - 1.127     380          8.55      1.45 - 2.15      4.26 - 10.28
  Travelers MFS(R) Value
    Subaccount                            2006        --    1.247 - 1.262      --            --      1.45 - 2.05       7.87 - 8.14
                                          2005       195    1.156 - 1.167     226          1.89      1.45 - 2.05       1.30 - 4.95
                                          2004        27    1.109 - 1.112      30          1.80      1.45 - 1.95      2.87 - 13.51
  Travelers Mondrian International
    Stock Subaccount                      2006        --    1.745 - 1.793      --          3.31      1.45 - 2.35     14.58 - 14.94
                                          2005       234    1.523 - 1.560     360          0.05      1.45 - 2.35       6.95 - 7.88
                                          2004       174    1.424 - 1.446     249          3.59      1.45 - 2.35      9.53 - 17.01
                                          2003        15    1.259 - 1.263      19          3.04      1.95 - 2.35      4.21 - 18.11
  Travelers Pioneer Fund
    Subaccount                            2006        --    1.427 - 1.448      --          1.03      1.45 - 1.95       6.00 - 6.16
                                          2005        39    1.346 - 1.364      53            --      1.45 - 1.95       3.94 - 4.44
                                          2004        16    1.295 - 1.306      21          0.60      1.45 - 1.95      9.76 - 13.57
  Travelers Pioneer Mid Cap Value
    Subaccount                            2006        --    1.059 - 1.063      --            --      1.45 - 1.95       5.06 - 5.35
                                          2005        13    1.008 - 1.009      13          0.27      1.45 - 1.95       0.80 - 6.43
  Travelers Pioneer Strategic Income
    Subaccount                            2006        --    1.108 - 1.122      --            --      1.45 - 2.05       0.82 - 1.08
                                          2005       537    1.099 - 1.110     594          5.11      1.45 - 2.05       1.57 - 2.21
                                          2004       337    1.082 - 1.086     366         24.23      1.45 - 2.05      1.98 - 10.93
  Travelers Quality Bond
    Subaccount                            2006        --    1.009 - 1.027      --          6.17      1.45 - 2.25   (1.17) - (0.87)
                                          2005       933    1.020 - 1.036     960            --      1.45 - 2.25     (0.58) - 0.29
                                          2004       803    1.024 - 1.034     826          8.48      1.45 - 2.05       0.99 - 1.77
                                          2003        27    1.013 - 1.016      28          9.48      1.45 - 1.95       0.40 - 2.42
  Travelers Strategic Equity
    Subaccount                            2006        --    1.373 - 1.403      --          0.37      1.45 - 2.15       4.09 - 4.39
                                          2005        60    1.319 - 1.344      80          0.69      1.45 - 2.15     (0.08) - 6.92
                                          2004        48    1.320 - 1.327      64          1.74      1.85 - 2.15       8.16 - 9.63
                                          2003        34    1.225 - 1.226      41            --      1.85 - 1.95      7.54 - 10.76
  Travelers Style Focus Series: Small
    Cap Growth Subaccount                 2006        --    1.171 - 1.175      --          0.01      1.55 - 2.05     15.01 - 15.08
                                          2005        21    1.018 - 1.021      21            --      1.55 - 2.05     (0.68) - 1.90
  Travelers Style Focus Series: Small
    Cap Value Subaccount                  2006        --    1.118 - 1.123      --          0.01      1.45 - 2.05     14.53 - 14.71
                                          2005        45    0.976 - 0.979      43          0.63      1.45 - 2.05     (2.40) - 4.71
  Travelers U.S. Government
    Securities Subaccount                 2006        --    1.027 - 1.053      --          6.14      1.45 - 2.25   (3.84) - (3.53)
                                          2005       240    1.066 - 1.095     257            --      1.45 - 2.25       1.01 - 2.77
                                          2004       145    1.043 - 1.048     151         13.75      1.45 - 2.05       0.10 - 3.97

5. FINANCIAL HIGHLIGHTS -- (Concluded)

                                                                                                      Expense            Total
                                          Year               Unit Value       Net     Investment(1)   Ratio(2)         Return(3)
                                         Ended     Units      Lowest to     Assets       Income      Lowest to         Lowest to
                                         Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)    Highest (%)      Highest (%)
                                         ------    ------   -------------   -------   -------------  -----------   -----------------
Van Kampen Life Investment Trust
  Van Kampen LIT Comstock
    Subaccount (Class II)                 2006       761    1.177 - 1.714   1,285         1.26       1.45 - 2.15    13.60 - 14.34
                                          2005       637    1.032 - 1.499     944         0.80       1.45 - 2.15      1.87 - 6.94
                                          2004       368    1.444 - 1.461     533         0.45       1.45 - 2.15     9.99 - 15.25
                                          2003        81    1.256 - 1.259     101           --       1.85 - 2.15     6.97 - 13.85
  Van Kampen LIT Enterprise
    Subaccount (Class II)                 2006        11            1.336      15         0.19              1.95             4.70
                                          2005        23            1.276      30         0.47              1.95             5.80
                                          2004        23            1.206      28         0.14              1.95             1.01
Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount
    (Service Class 2)                     2006     1,376    1.376 - 1.778   2,408         1.02       1.45 - 2.25      8.95 - 9.82
                                          2005     1,140    1.263 - 1.619   1,824         0.09       1.45 - 2.25   (1.48) - 14.99
                                          2004       611    1.392 - 1.408     854         0.10       1.45 - 2.15     8.56 - 13.39
                                          2003       140    1.235 - 1.240     173           --       1.55 - 2.15     3.78 - 22.41
  VIP Dynamic Capital Appreciation
    Subaccount (Service Class 2)          2006       121    1.529 - 1.580     188         0.21       1.45 - 2.35     0.45 - 12.14
                                          2005       117    1.375 - 1.409     162           --       1.45 - 2.35    17.92 - 19.00
                                          2004       120    1.166 - 1.184     141           --       1.45 - 2.35   (4.48) - 11.90
                                          2003        76    1.181 - 1.186      90           --       1.45 - 2.15      1.98 - 8.61
  VIP Mid Cap Subaccount
    (Service Class 2)                     2006     1,083    1.549 - 2.236   2,377         0.17       1.45 - 2.45     9.70 - 10.80
                                          2005     1,114    1.412 - 2.018   2,217           --       1.45 - 2.45   (0.91) - 16.31
                                          2004       635    1.709 - 1.735   1,094           --       1.45 - 2.35    18.02 - 26.42
                                          2003        79    1.403 - 1.412     112           --       1.45 - 2.35   (0.70) - 26.53

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.

2 These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005

                                                AIM V.I. Capital              AIM V.I. Mid Cap             AllianceBernstein
                                                  Appreciation                  Core Equity                 Large-Cap Growth
                                             Subaccount (Series II)        Subaccount (Series II)         Subaccount (Class B)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       406,391        305,669        413,975        157,678         42,172         41,306
Accumulation units purchased and
  transferred from other funding options        11,388        133,821         41,871        260,593             --            876
Accumulation units redeemed and
  transferred to other funding options .       (48,158)       (33,099)       (54,113)        (4,296)       (42,172)           (10)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       369,621        406,391        401,733        413,975             --         42,172
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             American Funds Global          American Funds Growth        American Funds Growth-
                                           Growth Subaccount (Class 2)       Subaccount (Class 2)      Income Subaccount (Class 2)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...     1,504,030      1,252,570      5,731,545      4,392,248      6,781,686      5,421,530
Accumulation units purchased and
  transferred from other funding options       185,297        457,838        449,974      1,774,212        462,587      1,710,961
Accumulation units redeemed and
  transferred to other funding options .      (125,120)      (206,378)      (417,165)      (434,915)      (503,882)      (350,805)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........     1,564,207      1,504,030      5,764,354      5,731,545      6,740,391      6,781,686
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                              Capital Appreciation           Delaware VIP REIT          Dreyfus VIF Appreciation
                                                   Subaccount            Subaccount (Standard Class)   Subaccount (Initial Shares)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       166,323        105,624      1,174,578        953,793        159,759         94,382
Accumulation units purchased and
  transferred from other funding options        58,241         66,240         78,952        265,611         12,224         68,051
Accumulation units redeemed and
  transferred to other funding options .      (224,564)        (5,541)    (1,253,530)       (44,826)       (15,336)        (2,674)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --        166,323             --      1,174,578        156,647        159,759
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             Dreyfus VIF Developing         FAMVS Mercury Global           FAMVS Mercury Value
                                               Leaders Subaccount        Allocation V.I. Subaccount   Opportunities V.I. Subaccount
                                                (Initial Shares)                 (Class III)                    (Class III)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       351,175        201,323        873,201        577,483        526,763        418,876
Accumulation units purchased and
  transferred from other funding options       150,866        184,204         13,148        320,120         39,359        133,441
Accumulation units redeemed and
  transferred to other funding options .       (97,959)       (34,352)      (886,349)       (24,402)      (566,122)       (25,554)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       404,082        351,175             --        873,201             --        526,763
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                              FTVIPT Franklin Rising      FTVIPT Franklin Small-Mid           FTVIPT Mutual
                                               Dividends Securities         Cap Growth Securities           Shares Securities
                                               Subaccount (Class 2)          Subaccount (Class 2)          Subaccount (Class 2)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...     1,720,645      1,264,813        512,189        429,561        816,875        473,721
Accumulation units purchased and
  transferred from other funding options       148,779        551,204         67,027        108,327         74,993        373,670
Accumulation units redeemed and
  transferred to other funding options .      (118,806)       (95,372)       (67,435)       (25,699)      (891,868)       (30,516)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........     1,750,618      1,720,645        511,781        512,189             --        816,875
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                 FTVIPT Templeton              FTVIPT Templeton              FTVIPT Templeton
                                          Developing Markets Securities       Foreign Securities            Growth Securities
                                               Subaccount (Class 2)          Subaccount (Class 2)          Subaccount (Class 2)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       270,623        166,034        797,780        514,779        707,203        447,367
Accumulation units purchased and
  transferred from other funding options        96,858        120,995        222,363        353,829         99,841        386,300
Accumulation units redeemed and
  transferred to other funding options .       (48,968)       (16,406)       (79,185)       (70,828)      (807,044)      (126,464)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       318,513        270,623        940,958        797,780             --        707,203
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                                                              Janus Aspen
                                                High Yield Bond             Janus Aspen Balanced          Global Life Sciences
                                                   Subaccount            Subaccount (Service Shares)   Subaccount (Service Shares)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       461,123        240,965         58,252         76,215         26,732         26,732
Accumulation units purchased and
  transferred from other funding options         8,512        235,067             --             --             --             --
Accumulation units redeemed and
  transferred to other funding options .      (469,635)       (14,909)       (58,252)       (17,963)            --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --        461,123             --         58,252         26,732         26,732
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               Janus Aspen Global           Janus Aspen Worldwide
                                             Technology Subaccount            Growth Subaccount            Lazard Retirement
                                                (Service Shares)               (Service Shares)           Small Cap Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...        63,722         38,354         14,000         13,137        372,443        246,830
Accumulation units purchased and
  transferred from other funding options           395         26,333            927            863         33,604        129,714
Accumulation units redeemed and
  transferred to other funding options .        (2,024)          (965)          (134)            --       (406,047)        (4,101)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........        62,093         63,722         14,793         14,000             --        372,443
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                 LMPVPI All Cap                LMPVPI All Cap               LMPVPI Investors
                                              Subaccount (Class I)          Subaccount (Class II)         Subaccount (Class I)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       302,718        317,290         49,141             --        316,062        256,114
Accumulation units purchased and
  transferred from other funding options        51,546        127,949         63,743         49,141         34,662         99,167
Accumulation units redeemed and
  transferred to other funding options .       (59,395)      (142,521)            --             --        (74,853)       (39,219)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       294,869        302,718        112,884         49,141        275,871        316,062
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            LMPVPI Large Cap Growth        LMPVPI Small Cap Growth         LMPVPI Total Return
                                              Subaccount (Class I)           Subaccount (Class I)          Subaccount (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       358,260        363,077        654,525        471,787        557,737        375,733
Accumulation units purchased and
  transferred from other funding options        16,207         71,061         37,825        221,267         28,968        190,896
Accumulation units redeemed and
  transferred to other funding options .        (8,246)       (75,878)       (43,242)       (38,529)       (13,137)        (8,892)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       366,221        358,260        649,108        654,525        573,568        557,737
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                           LMPVPII Aggressive Growth      LMPVPII Aggressive Growth        LMPVPII Equity Index
                                              Subaccount (Class I)           Subaccount (Class II)         Subaccount (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       427,534        235,340        871,946        633,007      1,423,384      1,251,005
Accumulation units purchased and
  transferred from other funding options        58,051        197,408         66,413        295,536         83,720        245,634
Accumulation units redeemed and
  transferred to other funding options .        (7,631)        (5,214)      (113,888)       (56,597)      (122,447)       (73,255)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       477,954        427,534        824,471        871,946      1,384,657      1,423,384
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            LMPVPII Growth and Income       LMPVPIII Adjustable Rate     LMPVPIII Social Awareness
                                               Subaccount (Class I)             Income Subaccount             Stock Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...        71,340         39,075        153,116         60,302        146,030          6,939
Accumulation units purchased and
  transferred from other funding options        11,774         41,246          2,245         93,438          1,513        139,098
Accumulation units redeemed and
  transferred to other funding options .        (2,685)        (8,981)        (1,658)          (624)           (36)            (7)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........        80,429         71,340        153,703        153,116        147,507        146,030
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                   Lord Abbett                  Lord Abbett
                                                Growth and Income              Mid-Cap Value                 Managed Assets
                                               Subaccount (Class VC)        Subaccount (Class VC)              Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...     1,205,591        661,511        927,348        550,579        374,360        136,071
Accumulation units purchased and
  transferred from other funding options        37,124        587,071         76,387        413,754         16,665        265,418
Accumulation units redeemed and
  transferred to other funding options .       (76,301)       (42,991)       (98,526)       (36,985)      (391,025)       (27,129)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........     1,166,414      1,205,591        905,209        927,348             --        374,360
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               MIST Batterymarch                MIST BlackRock                MIST BlackRock
                                                 Mid-Cap Stock                    High Yield                  Large-Cap Core
                                              Subaccount (Class A)           Subaccount (Class A)          Subaccount (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options       293,293             --        413,217             --        405,657             --
Accumulation units redeemed and
  transferred to other funding options .       (12,093)            --         (8,324)            --        (36,411)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       281,200             --        404,893             --        369,246             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                              MIST Dreman Small-Cap          MIST Harris Oakmark           MIST Janus Capital
                                                 Value Subaccount          International Subaccount     Appreciation Subaccount
                                                     (Class A)                     (Class A)                    (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options        76,240             --        265,336             --        243,603             --
Accumulation units redeemed and
  transferred to other funding options .          (614)            --        (35,085)            --        (38,080)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........        75,626             --        230,251             --        205,523             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             MIST Legg Mason Partners      MIST Lord Abbett Bond            MIST Lord Abbett
                                            Managed Assets Subaccount       Debenture Subaccount      Growth and Income Subaccount
                                                     (Class A)                    (Class A)                     (Class B)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options       409,782             --        268,803             --      1,814,523             --
Accumulation units redeemed and
  transferred to other funding options .       (32,308)            --         (2,252)            --       (108,542)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       377,474             --        266,551             --      1,705,981             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                           MIST Lord Abbett Mid-Cap         MIST Met/AIM Capital         MIST Met/AIM Small Cap
                                               Value Subaccount           Appreciation Subaccount          Growth Subaccount
                                                   (Class B)                      (Class A)                     (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options         7,885             --         57,073             --         26,281             --
Accumulation units redeemed and
  transferred to other funding options .            --             --        (14,003)            --             (4)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........         7,885             --         43,070             --         26,277             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               MIST MFS(R) Value           MIST Neuberger Berman            MIST Oppenheimer
                                                  Subaccount               Real Estate Subaccount         Capital Appreciation
                                                   (Class A)                      (Class A)               Subaccount (Class B)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options       227,046             --      2,085,555             --        953,618             --
Accumulation units redeemed and
  transferred to other funding options .        (8,741)            --       (136,813)            --         (9,802)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       218,305             --      1,948,742             --        943,816             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               MIST Pioneer Fund                 MIST Pioneer             MIST Pioneer Strategic
                                                   Subaccount              Mid-Cap Value Subaccount         Income Subaccount
                                                    (Class A)                      (Class A)                     (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options        39,055             --         12,990             --        575,442             --
Accumulation units redeemed and
  transferred to other funding options .          (531)            --         (7,716)            --        (23,586)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........        38,524             --          5,274             --        551,856             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            MIST Third Avenue Small Cap         MSF BlackRock                MSF BlackRock
                                                  Value Subaccount            Aggressive Growth          Bond Income Subaccount
                                                      (Class B)              Subaccount (Class D)               (Class A)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options     1,480,778             --        177,658             --        973,854             --
Accumulation units redeemed and
  transferred to other funding options .       (31,060)            --         (4,654)            --        (27,518)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........     1,449,718             --        173,004             --        946,336             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                 MSF BlackRock                MSF FI Large Cap            MSF FI Value Leaders
                                            Money Market Subaccount              Subaccount                    Subaccount
                                                    (Class A)                     (Class A)                     (Class D)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options     2,824,759             --        510,139             --        820,507             --
Accumulation units redeemed and
  transferred to other funding options .    (1,558,004)            --        (17,699)            --        (22,842)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........     1,266,755             --        492,440             --        797,665             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            MSF MetLife Aggressive        MSF MetLife Conservative        MSF MetLife Moderate
                                            Allocation Subaccount          Allocation Subaccount         Allocation Subaccount
                                                   (Class B)                      (Class B)                     (Class B)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options        29,111             --         63,751             --        230,832             --
Accumulation units redeemed and
  transferred to other funding options .           (31)            --            (40)            --            (35)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........        29,080             --         63,711             --        230,797             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                                                            MSF T. Rowe Price
                                            MSF MFS(R) Total Return           MSF Oppenheimer               Large Cap Growth
                                                  Subaccount              Global Equity Subaccount             Subaccount
                                                   (Class F)                      (Class B)                     (Class B)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --             --             --
Accumulation units purchased and
  transferred from other funding options     2,335,222             --      4,264,419             --         59,825             --
Accumulation units redeemed and
  transferred to other funding options .      (251,638)            --       (291,102)            --            (13)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........     2,083,584             --      3,973,317             --         59,812             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             MSF Western Asset              MSF Western Asset
                                           Management High Yield        Management U.S. Government
                                              Bond Subaccount                   Subaccount                   Money Market
                                                  (Class A)                      (Class A)                    Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...            --             --             --             --        991,210      1,560,907
Accumulation units purchased and
  transferred from other funding options       480,589             --        296,671             --      1,457,507      1,560,693
Accumulation units redeemed and
  transferred to other funding options .       (21,135)            --       (149,490)            --     (2,448,717)    (2,130,390)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       459,454             --        147,181             --             --        991,210
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                              Oppenheimer Capital             Oppenheimer Global             Oppenheimer Main
                                           Appreciation Subaccount/VA      Securities Subaccount/VA        Street/VA Subaccount
                                                (Service Shares)               (Service Shares)              (Service Shares)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       645,544        494,842        740,215        432,104        227,424         70,776
Accumulation units purchased and
  transferred from other funding options        10,490        186,929         65,376        340,347            443        161,119
Accumulation units redeemed and
  transferred to other funding options .      (656,034)       (36,227)      (805,591)       (32,236)      (227,867)        (4,471)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --        645,544             --        740,215             --        227,424
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                  PIMCO VIT Real               PIMCO VIT Total               Pioneer America
                                                Return Subaccount             Return Subaccount           Income VCT Subaccount
                                              (Administrative Class)        (Administrative Class)              (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       964,718        522,848      2,272,829      1,967,522        910,115        624,626
Accumulation units purchased and
  transferred from other funding options       168,796        606,224        261,517        875,420        295,066        303,527
Accumulation units redeemed and
  transferred to other funding options .       (33,422)      (164,354)      (280,245)      (570,113)      (335,158)       (18,038)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........     1,100,092        964,718      2,254,101      2,272,829        870,023        910,115
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               Pioneer AmPac Growth           Pioneer Balanced            Pioneer Cullen Value
                                                  VCT Subaccount               VCT Subaccount                VCT Subaccount
                                                    (Class II)                   (Class II)                    (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...        89,446         72,104        386,911        409,194        220,195             --
Accumulation units purchased and
  transferred from other funding options         7,796         27,304        172,959        134,310        452,732        220,196
Accumulation units redeemed and
  transferred to other funding options .       (97,242)        (9,962)      (559,870)      (156,593)       (41,710)            (1)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --         89,446             --        386,911        631,217        220,195
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             Pioneer Emerging Markets      Pioneer Equity Income       Pioneer Equity Opportunity
                                                  VCT Subaccount               VCT Subaccount                VCT Subaccount
                                                    (Class II)                   (Class II)                    (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       223,754        196,345      1,110,761        850,151             --             --
Accumulation units purchased and
  transferred from other funding options        88,355         70,118        204,834        330,777         47,977             --
Accumulation units redeemed and
  transferred to other funding options .       (55,753)       (42,709)      (126,029)       (70,167)       (23,622)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       256,356        223,754      1,189,566      1,110,761         24,355             --
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                Pioneer Europe                  Pioneer Fund           Pioneer Global High Yield
                                                VCT Subaccount                 VCT Subaccount                VCT Subaccount
                                                  (Class II)                     (Class II)                    (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...        49,799         29,819      1,269,628        890,061        107,587             --
Accumulation units purchased and
  transferred from other funding options        56,449         22,527         95,405        490,835        389,531        107,587
Accumulation units redeemed and
  transferred to other funding options .      (106,248)        (2,547)       (90,215)      (111,268)      (311,655)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --         49,799      1,274,818      1,269,628        185,463        107,587
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             Pioneer Growth Shares           Pioneer High Yield       Pioneer Ibbotson Aggressive
                                                 VCT Subaccount                VCT Subaccount          Allocation VCT Subaccount
                                                   (Class II)                    (Class II)                    (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       310,522        222,945      1,439,396      1,048,000         36,678             --
Accumulation units purchased and
  transferred from other funding options        50,767        109,241        502,892        691,386        107,270         36,682
Accumulation units redeemed and
  transferred to other funding options .       (30,242)       (21,664)      (673,232)      (299,990)           (46)            (4)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       331,047        310,522      1,269,056      1,439,396        143,902         36,678
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             Pioneer Ibbotson Growth       Pioneer Ibbotson Moderate       Pioneer International
                                            Allocation VCT Subaccount      Allocation VCT Subaccount        Value VCT Subaccount
                                                    (Class II)                     (Class II)                    (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...     1,736,062             --        390,281             --        201,084         70,018
Accumulation units purchased and
  transferred from other funding options     3,200,208      1,736,096      3,909,956        396,514        172,569        148,756
Accumulation units redeemed and
  transferred to other funding options .      (353,818)           (34)       (90,584)        (6,233)       (40,174)       (17,690)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........     4,582,452      1,736,062      4,209,653        390,281        333,479        201,084
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                                             Pioneer Oak Ridge
                                              Pioneer Mid Cap Value           Large Cap Growth         Pioneer Real Estate Shares
                                                  VCT Subaccount               VCT Subaccount                VCT Subaccount
                                                    (Class II)                   (Class II)                    (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       926,731        650,815        700,957        265,466        560,958        341,300
Accumulation units purchased and
  transferred from other funding options        80,676        404,882        280,487        473,554         83,327        310,079
Accumulation units redeemed and
  transferred to other funding options .      (100,171)      (128,966)      (113,205)       (38,063)       (49,954)       (90,421)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       907,236        926,731        868,239        700,957        594,331        560,958
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                           Pioneer Small and Mid Cap       Pioneer Small Cap Value        Pioneer Small Company
                                             Growth VCT Subaccount              VCT Subaccount                VCT Subaccount
                                                   (Class II)                     (Class II)                    (Class II)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       245,646        145,430        418,701        214,196         77,300         78,725
Accumulation units purchased and
  transferred from other funding options        27,542        117,541        157,345        238,120         15,442          9,582
Accumulation units redeemed and
  transferred to other funding options .       (24,165)       (17,325)      (186,094)       (33,615)       (92,742)       (11,007)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       249,023        245,646        389,952        418,701             --         77,300
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            Pioneer Strategic Income            Pioneer Value            Putnam VT International
                                                 VCT Subaccount                 VCT Subaccount              Equity Subaccount
                                                   (Class II)                     (Class II)                    (Class IB)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...     1,707,639      1,097,415        507,954        354,194         45,785         47,251
Accumulation units purchased and
  transferred from other funding options       928,752        898,540         18,454        171,594             --            656
Accumulation units redeemed and
  transferred to other funding options .      (385,099)      (288,316)       (42,133)       (17,834)        (2,827)        (2,122)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........     2,251,292      1,707,639        484,275        507,954         42,958         45,785
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                                   Putnam VT
                                           Small Cap Value Subaccount       Travelers AIM Capital         Travelers Convertible
                                                   (Class IB)               Appreciation Subaccount        Securities Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       382,970        195,439         56,199         34,938        256,671        173,750
Accumulation units purchased and
  transferred from other funding options        73,564        210,735          3,121         25,251          2,409         92,131
Accumulation units redeemed and
  transferred to other funding options .       (39,105)       (23,204)       (59,320)        (3,990)      (259,080)        (9,210)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       417,429        382,970             --         56,199             --        256,671
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                             Travelers Disciplined            Travelers Equity           Travelers Federated
                                            Mid Cap Stock Subaccount          Income Subaccount          High Yield Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       286,395        284,766        818,315        663,650        394,523        392,181
Accumulation units purchased and
  transferred from other funding options            70         14,391         21,948        308,310         26,489        128,534
Accumulation units redeemed and
  transferred to other funding options .      (286,465)       (12,762)      (840,263)      (153,645)      (421,012)      (126,192)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --        286,395             --        818,315             --        394,523
                                           ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                            Travelers Federated Stock        Travelers Large Cap      Travelers Managed Allocation
                                                    Subaccount                    Subaccount          Series: Aggressive Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       125,831        142,152        429,015        401,357         34,352             --
Accumulation units purchased and
  transferred from other funding options         2,499         43,260          4,472         92,475          3,423         34,357
Accumulation units redeemed and
  transferred to other funding options .      (128,330)       (59,581)      (433,487)       (64,817)       (37,775)            (5)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --        125,831             --        429,015             --         34,352
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                              Travelers Managed              Travelers Managed
                                              Allocation Series:             Allocation Series:       Travelers Mercury Large Cap
                                            Conservative Subaccount          Moderate Subaccount             Core Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...         2,000             --        119,293             --        389,424        356,244
Accumulation units purchased and
  transferred from other funding options           104          2,000         97,552        119,293         12,875         67,181
Accumulation units redeemed and
  transferred to other funding options .        (2,104)            --       (216,845)            --       (402,299)       (34,001)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --          2,000             --        119,293             --        389,424
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                            Travelers MFS(R) Mid Cap    Travelers MFS(R) Total Return     Travelers MFS(R) Value
                                               Growth Subaccount                 Subaccount                    Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       199,454        148,093      2,166,912      1,457,912        194,966         26,669
Accumulation units purchased and
  transferred from other funding options         8,391         98,120        143,789      1,012,686          4,121        172,137
Accumulation units redeemed and
  transferred to other funding options .      (207,845)       (46,759)    (2,310,701)      (303,686)      (199,087)        (3,840)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --        199,454             --      2,166,912             --        194,966
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                        Travelers Mondrian International  Travelers Pioneer Fund      Travelers Pioneer Mid Cap
                                                Stock Subaccount                Subaccount                 Value Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       233,776        173,931         39,196         16,091         12,794             --
Accumulation units purchased and
  transferred from other funding options         1,203         68,562             57         23,169             --         12,794
Accumulation units redeemed and
  transferred to other funding options .      (234,979)        (8,717)       (39,253)           (64)       (12,794)            --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --        233,776             --         39,196             --         12,794
                                           ===========    ===========    ===========    ===========    ===========    ===========

                  NOTES TO FINANCIAL STATEMENTS -- (Concluded)

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Concluded)

                                           Travelers Pioneer Strategic       Travelers Quality Bond    Travelers Strategic Equity
                                                 Income Subaccount                 Subaccount                  Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       537,200        336,900        933,163        802,748         59,911         48,129
Accumulation units purchased and
  transferred from other funding options        23,925        229,254         39,230        434,083             --         17,621
Accumulation units redeemed and
  transferred to other funding options .      (561,125)       (28,954)      (972,393)      (303,668)       (59,911)        (5,839)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --        537,200             --        933,163             --         59,911
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                        Travelers Style Focus Series:  Travelers Style Focus Series:   Travelers U.S. Government
                                          Small Cap Growth Subaccount    Small Cap Value Subaccount       Securities Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...        21,057             --         44,508             --        239,925        144,874
Accumulation units purchased and
  transferred from other funding options         5,139         21,057         17,401         44,508         37,625        123,121
Accumulation units redeemed and
  transferred to other funding options .       (26,196)            --        (61,909)            --       (277,550)       (28,070)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........            --         21,057             --         44,508             --        239,925
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                           Van Kampen LIT Comstock       Van Kampen LIT Enterprise     VIP Contrafund(R) Subaccount
                                             Subaccount (Class II)          Subaccount (Class II)           (Service Class 2)
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units beginning of year ...       637,107        367,996         23,247         23,247      1,139,644        610,939
Accumulation units purchased and
  transferred from other funding options       219,250        278,617             --             --        426,786        655,588
Accumulation units redeemed and
  transferred to other funding options .       (95,527)        (9,506)       (12,156)            --       (190,497)      (126,883)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation units end of year .........       760,830        637,107         11,091         23,247      1,375,933      1,139,644
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                               VIP Dynamic Capital
                                             Appreciation Subaccount           VIP Mid Cap Subaccount
                                                 (Service Class 2)                (Service Class 2)
                                           ----------------------------    ----------------------------
                                                2006            2005            2006            2005
                                           ------------    ------------    ------------    ------------
Accumulation units beginning of year ...        117,039         120,477       1,114,446         634,819
Accumulation units purchased and
  transferred from other funding options         45,723           1,754         139,753         524,691
Accumulation units redeemed and
  transferred to other funding options .        (41,363)         (5,192)       (171,077)        (45,064)
                                           ------------    ------------    ------------    ------------
Accumulation units end of year .........        121,399         117,039       1,083,122       1,114,446
                                           ============    ============    ============    ============

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut:

     We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As described in Notes 1 and 3 to the consolidated financials statements, on October 11, 2006, MetLife Connecticut entered into a Transfer Agreement with MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA.


/S/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
March 30, 2007

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)



                                                                   2006       2005
                                                                 --------   --------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $48,406 and $53,231,
     respectively).............................................  $ 47,846   $ 52,589
  Trading securities, at fair value (cost: $0 and $457,
     respectively).............................................        --        452
  Equity securities available-for-sale, at estimated fair value
     (cost: $777 and $424, respectively).......................       795        421
  Mortgage and consumer loans..................................     3,595      2,543
  Policy loans.................................................       918        916
  Real estate and real estate joint ventures held-for-
     investment................................................       173         91
  Real estate held-for-sale....................................         7          5
  Other limited partnership interests..........................     1,082      1,252
  Short-term investments.......................................       777      1,769
  Other invested assets........................................     1,241      1,057
                                                                 --------   --------
     Total investments.........................................    56,434     61,095
Cash and cash equivalents......................................       649        571
Accrued investment income......................................       597        602
Premiums and other receivables.................................     8,410      7,008
Deferred policy acquisition costs and value of business
  acquired.....................................................     5,111      4,914
Current income tax recoverable.................................        94         48
Deferred income tax assets.....................................     1,007      1,120
Goodwill.......................................................       953        924
Other assets...................................................       765        442
Separate account assets........................................    50,067     44,524
                                                                 --------   --------
     Total assets..............................................  $124,087   $121,248
                                                                 ========   ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Future policy benefits.......................................  $ 19,654   $ 18,344
  Policyholder account balances................................    35,099     37,840
  Other policyholder funds.....................................     1,513      1,293
  Long-term debt -- affiliated.................................       435        435
  Payables for collateral under securities loaned and other
     transactions..............................................     9,155      9,737
  Other liabilities............................................       749      1,642
  Separate account liabilities.................................    50,067     44,524
                                                                 --------   --------
     Total liabilities.........................................   116,672    113,815
                                                                 --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
Stockholders' Equity:
  Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and outstanding at
     December 31, 2006 and 2005................................        86         86
  Additional paid-in capital...................................     7,123      7,180
  Retained earnings............................................       520        581
  Accumulated other comprehensive income (loss)................      (314)      (414)
                                                                 --------   --------
     Total stockholders' equity................................     7,415      7,433
                                                                 --------   --------
     Total liabilities and stockholders' equity................  $124,087   $121,248
                                                                 ========   ========




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                              2006     2005    2004
                                                             ------   ------   ----


REVENUES
Premiums...................................................  $  308   $  281   $  9
Universal life and investment-type product policy fees.....   1,268      862    159
Net investment income......................................   2,839    1,438    207
Other revenues.............................................     212      132     26
Net investment gains (losses)..............................    (521)    (198)    (9)
                                                             ------   ------   ----
  Total revenues...........................................   4,106    2,515    392
                                                             ------   ------   ----
EXPENSES
Policyholder benefits and claims...........................     792      570     18
Interest credited to policyholder account balances.........   1,316      720    153
Other expenses.............................................   1,173      678    179
                                                             ------   ------   ----
  Total expenses...........................................   3,281    1,968    350
                                                             ------   ------   ----
Income before provision for income tax.....................     825      547     42
Provision for income tax...................................     228      156     17
                                                             ------   ------   ----
Income before cumulative effect of a change in accounting,
  net of income tax........................................     597      391     25
Cumulative effect of a change in accounting, net of income
  tax......................................................      --       --      2
                                                             ------   ------   ----
Net income.................................................  $  597   $  391   $ 27
                                                             ======   ======   ====




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                               ACCUMULATED OTHER
                                                                          COMPREHENSIVE INCOME (LOSS)
                                                                          ---------------------------
                                                                                NET         FOREIGN
                                                    ADDITIONAL              UNREALIZED      CURRENCY
                                            COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)   ADJUSTMENT   TOTAL
                                            ------  ----------  --------  --------------  -----------  ------


BALANCE AT JANUARY 1, 2004 (NOTE 3).......    $11     $  171      $ 163        $  32          $--      $  377
Capital contribution from MetLife
  Investors Group, Inc. ..................               300                                              300
Comprehensive income (loss):
  Net income..............................                           27                                    27
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (2)                      (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                 (2)
                                                                                                       ------
  Comprehensive income (loss).............                                                                 25
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2004..............     11        471        190           30           --         702
MetLife Insurance Company of Connecticut's
  common stock purchased by MetLife, Inc.
  (Notes 2 and 3).........................     75      6,709                                            6,784
Comprehensive income (loss):
  Net income..............................                          391                                   391
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (1)                      (1)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      (445)                    (445)
     Foreign currency translation
       adjustments........................                                                      2           2
                                                                                                       ------
     Other comprehensive income (loss)....                                                               (444)
                                                                                                       ------
  Comprehensive income (loss).............                                                                (53)
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2005..............     86      7,180        581         (416)           2       7,433
Revisions of purchase price pushed down to
  MetLife Insurance Company of
  Connecticut's net assets acquired (Note
  2)......................................                40                                               40
Dividend paid to MetLife, Inc. ...........              (259)      (658)                                 (917)
Capital contribution of intangible assets
  from MetLife,  Inc., net of income tax
  (Notes 8 and 14)........................               162                                              162
Comprehensive income (loss):
  Net income..............................                          597                                   597
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (5)                      (5)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                       107                      107
     Foreign currency translation
       adjustments, net of  income tax....                                                     (2)         (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                100
                                                                                                       ------
  Comprehensive income (loss).............                                                                697
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2006..............    $86     $7,123      $ 520        $(314)         $--      $7,415
                                              ===     ======      =====        =====          ===      ======




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                   2006       2005       2004
                                                                 --------   --------   -------


CASH FLOWS FROM OPERATING ACTIVITIES
Net Income....................................................   $    597   $    391   $    27
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses...................          6          4        --
     Amortization of premiums and accretion of discounts
       associated with investments, net.......................         74        112        21
     (Gains) losses from sales of investments and businesses,
       net....................................................        521        198         9
     Equity earnings of real estate joint ventures and other
       limited partnership interests..........................        (83)       (19)       --
     Interest credited to policyholder account balances.......      1,316        720       153
     Universal life and investment-type product policy fees...     (1,268)      (862)     (159)
     Change in accrued investment income......................          2        (68)       --
     Change in premiums and other receivables.................       (509)      (415)   (1,108)
     Change in deferred policy acquisition costs, net.........       (234)      (211)     (165)
     Change in insurance-related liabilities..................        234        812        17
     Change in trading securities.............................        (43)       103        --
     Change in income tax payable.............................        156        298        --
     Change in income tax recoverable.........................         --         --       (29)
     Change in other assets...................................        586        574       140
     Change in other liabilities..............................       (351)      (876)     (106)
     Other, net...............................................         --          2        --
                                                                 --------   --------   -------
Net cash provided by (used in) operating activities...........      1,004        763    (1,200)
                                                                 --------   --------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities................................     27,706     24,008     1,521
     Equity securities........................................        218        221         2
     Mortgage and consumer loans..............................      1,034        748        72
     Real estate and real estate joint ventures...............        126         65        --
     Other limited partnership interests......................        762        173        --
  Purchases of:
     Fixed maturity securities................................    (23,840)   (32,850)   (1,482)
     Equity securities........................................       (109)        --        --
     Mortgage and consumer loans..............................     (2,092)      (500)      (42)
     Real estate and real estate joint ventures...............        (56)       (13)       --
     Other limited partnership interests......................       (343)      (330)       --
  Net change in policy loans..................................         (2)         3        --
  Net change in short-term investments........................        991        599         7
  Net change in other invested assets.........................       (316)       233         1
  Other, net..................................................          1          3        --
                                                                 --------   --------   -------
Net cash provided by (used in) investing activities...........      4,080     (7,640)       79
                                                                 --------   --------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.................................................      8,185     11,230     4,541
     Withdrawals..............................................    (11,637)   (12,369)   (3,898)
  Net change in payables for collateral under securities
     loaned and other transactions............................       (582)     7,675       122
  Long-term debt issued.......................................         --        400        --
  Dividends on common stock...................................       (917)        --        --
  Capital contribution from MetLife Investors Group, Inc. ....         --         --       300
  Contribution of MetLife Insurance Company of Connecticut
     from MetLife, Inc., net of cash received  of $0, $443 and
     $0, respectively.........................................         --        443        --
  Other, net..................................................        (55)       (75)       --
                                                                 --------   --------   -------
Net cash (used in) provided by financing activities...........     (5,006)     7,304     1,065
                                                                 --------   --------   -------
Change in cash and cash equivalents...........................         78        427       (56)
Cash and cash equivalents, beginning of year..................        571        144       200
                                                                 --------   --------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR........................   $    649   $    571   $   144
                                                                 ========   ========   =======

Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest.................................................   $     31   $     18   $     2
                                                                 ========   ========   =======
     Income tax...............................................   $     81   $     87   $    (2)
                                                                 ========   ========   =======
  Non-cash transactions during the year:
     Net assets of MetLife Insurance Company of Connecticut
       acquired by MetLife, Inc. and contributed to MLI-USA
       net of cash received of $443 million...................   $     --   $  6,341   $    --
                                                                 ========   ========   =======
     Contribution of other intangible assets, net of deferred
       income tax.............................................   $    162   $     --   $   --
                                                                 ========   ========   =======
     Contribution of goodwill from MetLife, Inc. .............   $     29   $     --   $    --
                                                                 ========   ========   =======




--------
See Note 2 for further discussion of the net assets of MetLife Insurance Company of Connecticut acquired by MetLife, Inc. and contributed to MLI-USA.
See Note 19 for non-cash reinsurance transactions.

          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC", formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 for further information on the Acquisition.

     On October 11, 2006, MetLife transferred MLI-USA to MetLife Connecticut. See Note 3.

     On February 14, 2006, a Certificate of Amendment was filed with the State of Connecticut Office of the Secretary of the State changing the name of The Travelers Insurance Company to MetLife Insurance Company of Connecticut, effective May 1, 2006.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) MLI-USA and effective July 1, 2005, MetLife Connecticut and its subsidiaries (See Notes 2 and 3); (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $43 million and $180 million at December 31, 2006 and 2005, respectively. At December 31, 2005, the Company was the majority owner of Tribeca Citigroup Investments Ltd. ("Tribeca") and consolidated the fund within its consolidated financial statements. During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated. See Note 4 for further information.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:



(i) the fair value of investments in the absence of quoted market values;
(ii)     investment impairments;
(iii)    the recognition of income on certain investments;
(iv) the application of the consolidation rules to certain investments;
(v)      the fair value of and accounting for derivatives;
(vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");
(vii)    the measurement of goodwill and related impairment, if any;
(viii)   the liability for future policyholder benefits;
(ix) accounting for income taxes and the valuation of deferred income tax assets;
(x)      accounting for reinsurance transactions; and
(xi)     the liability for litigation and regulatory matters.


     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 4);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income. Beginning in the second quarter of 2006, the Company no longer holds a trading securities portfolio. (See also Note
     4)

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments, it follows an impairment analysis which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended, changes in the fair value of the derivative are reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation, and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $52 million and $2 million at December 31, 2006 and 2005, respectively. Accumulated amortization was $3 million at December 31, 2006 and the computer software was fully amortized at December 31, 2005. Related amortization expense was $3 million and $1 million for the years ended December 31, 2006 and 2005, respectively. There was no amortization expense for the year ended December 31, 2004.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple and a discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for future policy benefit liabilities on non-participating traditional life insurance range from 4% to 7%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 4%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities is 4%.

     Liabilities for unpaid claims and claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company issues both GMWBs and GMABs directly and assumes risk relating to GMWBs and GMABs issued by an affiliate through a financing agreement. Some of the risks associated with GMWBs and GMABs directly written and assumed were transferred to a different affiliate through another financing agreement and included in premiums and other receivables.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 12%, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments. Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums related to workers' compensation contracts are recognized as revenue on a pro rata basis over the applicable contract term.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"). Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Prior to the transfer of MLI-USA to MetLife Connecticut, MLI-USA joined MetLife's includable affiliates in filing a federal income tax return. MLI-USA joined MetLife Connecticut's includable affiliates as of October 11, 2006.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     For U.S. federal income tax purposes, an election in 2005 under Internal Revenue Code Section 338 was made by the Company's parent, MetLife. As a result of this election, the tax basis in the acquired assets and liabilities was adjusted as of the Acquisition Date and the related deferred income tax asset established for the taxable difference from the book basis.

     The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:



    (i) future taxable income exclusive of reversing temporary differences and carryforwards;
    (ii)    future reversals of existing taxable temporary differences;
    (iii)   taxable income in prior carryback years; and
    (iv)    tax planning strategies.


     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities or when estimates used in determining valuation allowances on deferred income tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by Metropolitan Life Insurance Company ("Metropolitan Life"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from Metropolitan Life.

  Foreign Currency

     Balance sheet accounts are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:



      (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
      (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.


     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other Pronouncements

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $2 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability, under certain variable annuity and life contracts and income tax. The application of SOP 03-1 increased the Company's 2004 net income by $3 million, including the cumulative effect of the adoption.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of less than $1 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007, related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of between $75 million and $95 million, net of income tax, which will be recorded as a reduction

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by approximately $5 million to $15 million, net of income tax.

2. ACQUISITION OF METLIFE INSURANCE COMPANY OF CONNECTICUT BY METLIFE, INC. FROM CITIGROUP INC.

     On the Acquisition Date, MetLife Connecticut became a subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries, were acquired by MetLife from Citigroup for $12.1 billion. Prior to the Acquisition, MetLife Connecticut was a subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from MetLife Connecticut to CIHC on June 30, 2005 in contemplation of the Acquisition. The total consideration paid by MetLife for the purchase consisted of $11.0 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of $1.0 billion to Citigroup and $100 million in other transaction costs.

     In accordance with FASB SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition was accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of MetLife Connecticut be identified and measured at their fair value as of the acquisition date.

     Final Purchase Price Allocation and Goodwill

     The purchase price paid by MetLife has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below.

     Based upon MetLife's method of allocating the purchase price to the entities acquired, the purchase price attributed to MetLife Connecticut increased by $40 million. The increase in purchase price was a result of additional consideration paid in 2006 by MetLife to Citigroup of $115 million and an increase in transaction costs of $3 million, offset by a $4 million reduction in restructuring costs for a total purchase price increase of $114 million.

     The allocation of purchase price was updated as a result of the additional purchase price attributed to MetLife Connecticut of $40 million, an increase of $15 million in the value of the future policy benefit liabilities and other policyholder funds resulting from the finalization of the evaluation of the Travelers underwriting criteria, an increase in securities of $24 million resulting from the finalization of the determination of the fair value of such securities, an increase in other liabilities of $2 million due to the receipt of additional information, all resulting in a net impact of the aforementioned adjustments increasing deferred income tax assets by $4 million. Goodwill increased by $29 million as a consequence of such revisions to the purchase price and the purchase price allocation.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                     AS OF JULY 1, 2005
                                                                     -------------------
                                                                        (IN MILLIONS)


TOTAL PURCHASE PRICE PAID BY METLIFE......................                 $12,084
  Purchase price attributed to other affiliates...........                   5,260
                                                                           -------
  Purchase price attributed to MetLife Connecticut........                   6,824
NET ASSETS OF METLIFE CONNECTICUT ACQUIRED PRIOR TO
  PURCHASE ACCOUNTING ADJUSTMENTS.........................  $8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturity securities available-for-sale............      (2)
  Mortgage loans on real estate...........................      72
  Real estate and real estate joint ventures held-for-
     investment...........................................      39
  Other limited partnership interests.....................      48
  Other invested assets...................................     (36)
  Premiums and other receivables..........................   1,001
  Elimination of historical deferred policy acquisition
     costs................................................  (3,052)
  Value of business acquired..............................   3,490
  Value of distribution agreements and customer
     relationships acquired...............................      73
  Net deferred income tax asset...........................   1,751
  Elimination of historical goodwill......................    (196)
  Other assets............................................     (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits..................................  (3,766)
  Policyholder account balances...........................  (1,870)
  Other liabilities.......................................     191
                                                            ------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED.................................................                   5,939
                                                                           -------
GOODWILL RESULTING FROM THE ACQUISITION ATTRIBUTED TO
  METLIFE CONNECTICUT.....................................                 $   885
                                                                           =======



     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


Institutional....................................................         $312
Individual.......................................................          163
Corporate & Other................................................          410
                                                                          ----
  TOTAL..........................................................         $885
                                                                          ====



     The entire amount of goodwill is expected to be deductible for income tax purposes.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

CONDENSED STATEMENT OF NET ASSETS ACQUIRED

     The condensed statement of net assets acquired reflects the fair value of MetLife Connecticut's net assets as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


ASSETS
  Fixed maturity securities available-for-sale...................        $41,210
  Trading securities.............................................            555
  Equity securities available-for-sale...........................            641
  Mortgage loans on real estate..................................          2,363
  Policy loans...................................................            884
  Real estate and real estate joint ventures held-for-
     investment..................................................            126
  Other limited partnership interests............................          1,120
  Short-term investments.........................................          2,225
  Other invested assets..........................................          1,205
                                                                         -------
     Total investments...........................................         50,329
  Cash and cash equivalents......................................            443
  Accrued investment income......................................            494
  Premiums and other receivables.................................          4,688
  Value of business acquired.....................................          3,490
  Goodwill.......................................................            885
  Other intangible assets........................................             73
  Deferred income tax asset......................................          1,178
  Other assets...................................................            730
  Separate account assets........................................         30,427
                                                                         -------
     Total assets acquired.......................................         92,737
                                                                         -------

LIABILITIES:
  Future policy benefits.........................................         17,565
  Policyholder account balances..................................         34,251
  Other policyholder funds.......................................            115
  Current income tax.............................................             36
  Other liabilities..............................................          3,519
  Separate account liabilities...................................         30,427
                                                                         -------
     Total liabilities assumed...................................         85,913
                                                                         -------
     Net assets acquired.........................................        $ 6,824
                                                                         =======



  Other Intangible Assets

     VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of MetLife Connecticut's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience. See Notes 8 and 14 for additional information on the value of distribution agreements ("VODA") acquired from Citigroup.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair values of business acquired, distribution agreements and customer relationships acquired are as follows:


                                                                             WEIGHTED AVERAGE
                                                      AS OF JULY 1, 2005   AMORTIZATION PERIOD
                                                      ------------------   -------------------
                                                         (IN MILLIONS)          (IN YEARS)


Value of business acquired..........................        $3,490                  16
Value of distribution agreements and customer
  relationships acquired............................            73                  16
                                                            ------
  Total value of intangible assets acquired,
     excluding goodwill.............................        $3,563                  16
                                                            ======



3.  CONTRIBUTION OF METLIFE CONNECTICUT FROM METLIFE, INC.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     In connection with the Transfer Agreement on October 11, 2006, MLIG transferred to MetLife Connecticut certain assets and liabilities, including goodwill, VOBA and deferred income tax liabilities, which remain outstanding from MetLife's acquisition of MLIG on October 30, 1997. The assets and liabilities have been included in the financial data of the Company for all periods presented.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, all financial data included in these financial statements periods prior to July 1, 2005 is that of MLI-USA. For periods subsequent to July 1, 2005, MetLife Connecticut has been combined with MLI-USA in a manner similar to a pooling of interests. Information

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


regarding the consolidated statements of income of the Company for the years ended December 31, 2006 and 2005 is as follows:


                                                                                              UNAUDITED
                                                                                         ------------------
                                                                                         THREE MONTHS ENDED      YEAR ENDED
                                                    UNAUDITED                             DECEMBER 31, 2006  DECEMBER 31, 2006
                         --------------------------------------------------------------  ------------------  -----------------
                                      NINE MONTHS ENDED SEPTEMBER 30, 2006
                         --------------------------------------------------------------
                                                   ASSETS AND LIABILITIES
                                                         OUTSTANDING
                                                       FROM METLIFE'S
                                                         ACQUISITION       CONSOLIDATED
                         MICC HISTORICAL  MLI-USA          OF MLIG            COMPANY             CONSOLIDATED COMPANY
                         ---------------  -------  ----------------------  ------------  -------------------------------------
                                                            (IN MILLIONS)


Total revenues.........       $2,509        $623             $--              $3,132            $974               $4,106
Total expenses.........       $1,905        $486             $--              $2,391            $890               $3,281
                              ------        ----             ---              ------            ----               ------
Income before provision
  for income tax.......          604         137              --                 741            $ 84                  825
Provision for income
  tax..................          177          35              --                 212            $ 16                  228
                              ------        ----             ---              ------            ----               ------
Net income.............       $  427        $102             $--              $  529            $ 68               $  597
                              ======        ====             ===              ======            ====               ======






                                                                   YEAR ENDED DECEMBER 31, 2005
                                                         -----------------------------------------------
                                                                   ASSETS AND LIABILITIES
                                      SIX MONTHS ENDED                   OUTSTANDING
                                     DECEMBER 31, 2005                 FROM METLIFE'S
                                     -----------------                   ACQUISITION        CONSOLIDATED
                                      MICC HISTORICAL    MLI-USA           OF MLIG             COMPANY
                                     -----------------   -------   ----------------------   ------------
                                                                (IN MILLIONS)


Total revenues.....................        $1,749          $766              $--               $2,515
Total expenses.....................        $1,410          $561              $(3)              $1,968
                                           ------          ----              ---               ------
Income before provision for income
  tax..............................           339           205                3                  547
Provision for income tax...........            98            57                1                  156
                                           ------          ----              ---               ------
Net income.........................        $  241          $148              $ 2               $  391
                                           ======          ====              ===               ======




     The par value of the common stock presented in the statement of stockholders' equity for periods prior to the Acquisition Date has been adjusted to reflect the par value of the MetLife Connecticut shares issued to MLIG in exchange for MLI-USA's common stock. Information regarding the adjustments to stockholders' equity is as follows:


                                                                                     ACCUMULATED
                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                                       INCOME
                                                                                  ----------------
                                                          ADDITIONAL               NET UNREALIZED
                                             COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                              STOCK         CAPITAL    EARNINGS       (LOSSES)       TOTAL
                                             ------       ----------   --------   ----------------   -----


Balance of MLI-USA's equity at January 1,
  2004                                         $ 2           $ 98        $163            $39          $302
Issuance of MetLife Connecticut's common
  stock to MLIG                                 11  (1)       (11)         --             --            --
Elimination of MLI-USA's common stock           (2) (2)         2          --             --            --
Assets and liabilities outstanding from
  MetLife's acquisition of MLIG                 --             82          --             (7)           75
                                               ---           ----        ----            ---          ----
Balance of MICC's equity at January 1, 2004    $11           $171        $163            $32          $377
                                               ===           ====        ====            ===          ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Represents the issuance of 4,595,317 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife Connecticut to MLIG in exchange for all the outstanding common stock of MLI-USA, for a total adjustment of $11 million.

   (2) Represents the elimination of MLI-USA's common stock of $2 million.

The par value of the MetLife Connecticut common stock purchased by MetLife has been adjusted to reflect the return of the MetLife Connecticut common stock by MetLife in connection with the transfer of MetLife Connecticut to MLI-USA as follows:


                                                                                    ACCUMULATED
                                                                                       OTHER
                                                                                   COMPREHENSIVE
                                                                                      INCOME
                                                                                 ----------------
                                                         ADDITIONAL               NET UNREALIZED
                                            COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                             STOCK         CAPITAL    EARNINGS       (LOSSES)        TOTAL
                                            ------       ----------   --------   ----------------   ------


MetLife Connecticut's common stock
  purchased by MetLife in the Acquisition
  on July 1, 2005                            $100          $6,684        $--            $--         $6,784
Return of MetLife Connecticut's common
  stock from MetLife                          (25) (1)         25         --             --             --
                                             ----          ------        ---            ---         ------
MetLife Connecticut's common stock
  purchased by MetLife on July 1, 2005, as
  adjusted                                   $ 75          $6,709        $--            $--         $6,784
                                             ====          ======        ===            ===         ======



--------

   (1) Represents the return of 10,000,000 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife to MetLife Connecticut in anticipation of the acquisition of MLI-USA by MetLife Connecticut, for a total adjustment of $25 million.

     The following unaudited pro forma condensed consolidated financial information presents the results of operations for the Company assuming the MetLife Connecticut acquisition had been effected as of January 1, 2005. This unaudited pro forma information does not necessarily represent what the Company's actual results of operations would have been if the acquisition had occurred as of the date indicated or what such results would be for any future periods.


                                                                                  UNAUDITED
                                                                    ------------------------------------
                                                    YEAR ENDED      SIX MONTHS ENDED       YEAR ENDED
                                                DECEMBER 31, 2005     JUNE 30, 2005    DECEMBER 31, 2005
                                                -----------------   ----------------   -----------------
                                                   CONSOLIDATED         PRO FORMA          PRO FORMA
                                                                          MICC
                                                     COMPANY           HISTORICAL             MICC
                                                -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)



Total revenues                                        $2,515             $2,324              $4,839
Total expenses                                        $1,968             $1,523              $3,491
                                                      ------             ------              ------
Income before provision for income tax                   547                801               1,348
Provision for income tax                                 156                226                 382
                                                      ------             ------              ------
Net income                                            $  391             $  575              $  966
                                                      ======             ======              ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                              DECEMBER 31, 2006
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $17,331    $101     $424     $17,008     35.5%
Residential mortgage-backed securities.......    11,951      40       78      11,913     24.9
Foreign corporate securities.................     5,563      64      128       5,499     11.5
U.S. Treasury/agency securities..............     5,455       7      126       5,336     11.2
Commercial mortgage-backed securities........     3,353      19       47       3,325      6.9
Asset-backed securities......................     3,158      14       10       3,162      6.6
State and political subdivision securities...     1,062       6       38       1,030      2.2
Foreign government securities................       533      45        5         573      1.2
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $48,406    $296     $856     $47,846    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   671    $ 22     $  9     $   684     86.0%
Common stock.................................       106       6        1         111     14.0
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   777    $ 28     $ 10     $   795    100.0%
                                                =======    ====     ====     =======    =====






                                                              DECEMBER 31, 2005
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $18,416    $ 96     $415     $18,097     34.3%
Residential mortgage-backed securities.......    12,398      17      131      12,284     23.4
Foreign corporate securities.................     5,733      50      143       5,640     10.7
U.S. Treasury/agency securities..............     6,448      24       61       6,411     12.2
Commercial mortgage-backed securities........     5,157      12       82       5,087      9.7
Asset-backed securities......................     3,899      10       16       3,893      7.4
State and political subdivision securities...       633      --       25         608      1.2
Foreign government securities................       547      25        3         569      1.1
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $53,231    $234     $876     $52,589    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   327    $  1     $  5     $   323     76.7%
Common stock.................................        97       4        3          98     23.3
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   424    $  5     $  8     $   421    100.0%
                                                =======    ====     ====     =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $472 million and $275 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3.2 billion and $3.3 billion at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain (loss) of $51 million and ($33) million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $6 million and $3 million at December 31, 2006 and 2005, respectively. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $1 million and ($5) million at December 31, 2006 and 2005, respectively.

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                                  DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                                   COST     FAIR VALUE      COST     FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)


Due in one year or less.......................   $ 1,620      $ 1,616     $ 1,411      $ 1,405
Due after one year through five years.........     9,843        9,733      10,594       10,490
Due after five years through ten years........     7,331        7,226       9,556        9,382
Due after ten years...........................    11,150       10,871      10,216       10,048
                                                 -------      -------     -------      -------
  Subtotal....................................    29,944       29,446      31,777       31,325
Mortgage-backed and asset-backed securities...    18,462       18,400      21,454       21,264
                                                 -------      -------     -------      -------
  Total fixed maturity securities.............   $48,406      $47,846     $53,231      $52,589
                                                 =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                           YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------
                                                      2006            2005           2004
                                                  ------------   --------------   ---------
                                                                (IN MILLIONS)


Proceeds........................................  $     23,901   $       22,241   $     473
Gross investment gains..........................       $    73          $    48        $  6
Gross investment losses.........................       $  (519)         $  (347)       $(10)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                                 DECEMBER 31, 2006
                                      ----------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS       THAN 12 MONTHS               TOTAL
                                      ----------------------  ----------------------  ----------------------
                                                     GROSS                   GROSS                   GROSS
                                       ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED
                                      FAIR VALUE     LOSS     FAIR VALUE     LOSS     FAIR VALUE     LOSS
                                      ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities...........    $ 4,895      $104       $ 7,543      $320       $12,438      $424
Residential mortgage-backed
  securities........................      4,113        20         3,381        58         7,494        78
Foreign corporate securities........      1,381        29         2,547        99         3,928       128
U.S. Treasury/agency securities.....      2,995        48         1,005        78         4,000       126
Commercial mortgage-backed
  securities........................        852         6         1,394        41         2,246        47
Asset-backed securities.............        965         3           327         7         1,292        10
State and political subdivision
  securities........................         29         2           414        36           443        38
Foreign government securities.......         51         1            92         4           143         5
                                        -------      ----       -------      ----       -------      ----
Total fixed maturity securities.....    $15,281      $213       $16,703      $643       $31,984      $856
                                        =======      ====       =======      ====       =======      ====
Equity securities...................    $   149      $  3       $   188      $  7       $   337      $ 10
                                        =======      ====       =======      ====       =======      ====
Total number of securities in an
  unrealized loss position..........      1,955                   2,318                   4,273
                                        =======                 =======                 =======






                                                              DECEMBER 31, 2005
                                    ---------------------------------------------------------------------
                                                                 EQUAL TO OR
                                         LESS THAN 12              GREATER
                                            MONTHS              THAN 12 MONTHS              TOTAL
                                    ----------------------  ----------------------  ---------------------
                                    ESTIMATED    GROSS      ESTIMATED    GROSS      ESTIMATED     GROSS
                                      FAIR     UNREALIZED     FAIR     UNREALIZED     FAIR      UNREALIZED
                                     VALUE        LOSS        VALUE       LOSS        VALUE        LOSS
                                     ------      ------      ------      ------      ------     ---------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.........  $14,412      $413        $ 40         $ 2       $14,452        $415

Residential mortgage-backed
  securities......................    9,142       129          61           2         9,203         131
Foreign corporate securities......    4,409       142          23           1         4,432         143
U.S. Treasury/agency securities...    4,171        61          --          --         4,171          61
Commercial mortgage-backed
  securities......................    4,040        82           5          --         4,045          82
Asset-backed securities...........    1,890        16          11          --         1,901          16
State and political subdivision
  securities......................      550        25          --          --           550          25
Foreign government securities.....      155         3           2          --           157           3
                                    -------      ----        ----         ---       -------        ----
Total fixed maturity securities...  $38,769      $871        $142         $ 5       $38,911        $876

                                    =======      ====        ====         ===       =======        ====
Equity securities.................  $   214      $  8        $ --         $--       $   214        $  8
                                    =======      ====        ====         ===       =======        ====
Total number of securities in an
  unrealized loss position........    5,061                    47                     5,108
                                    =======                  ====                   =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                     DECEMBER 31, 2006
                                     ---------------------------------------------------
                                                          GROSS
                                         COST OR       UNREALIZED        NUMBER OF
                                      AMORTIZED COST     LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $12,922     $ 9    $150     $ 4    1,537      15
Six months or greater but less than
  nine months......................      568      --       6      --       78       1
Nine months or greater but less
  than twelve months...............    2,134      14      52       4      323       1
Twelve months or greater...........   17,540      --     650      --    2,318      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $33,164     $23    $858     $ 8    4,256      17
                                     =======     ===    ====     ===    =====      ==






                                                      DECEMBER 31, 2005
                                     ---------------------------------------------------
                                         COST OR            GROSS
                                        AMORITIZED       UNREALIZED        NUMBER OF
                                           COST            LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $39,461     $81    $844     $30    4,960      50
Six months or greater but less than
  nine months......................      204      --       2      --       16      --
Nine months or greater but less
  than twelve months...............      116      --       3      --       35      --
Twelve months or greater...........      147      --       5      --       47      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $39,928     $81    $854     $30    5,058      50
                                     =======     ===    ====     ===    =====      ==



     At December 31, 2006, $858 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 3% of the cost or amortized cost of such securities. At December 31, 2005, $854 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $8 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 35% of the cost or amortized cost of such securities. Of such unrealized losses of $8 million, $4 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $30 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 37% of the cost or amortized cost of such securities. Of such unrealized losses of $30 million, all related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held two fixed maturity securities and equity securities each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 3%, or $25 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006 and 2005, the Company had $866 million and $884 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----


SECTOR:
  U.S. corporate securities........................................    49%    47%
  Residential mortgage-backed securities...........................     9     15
  Foreign corporate securities.....................................    15     16
  U.S. Treasury/agency securities..................................    15      7
  Commercial mortgage-backed securities............................     5      9
  Other............................................................     7      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Industrial.......................................................    26%    25%
  Finance..........................................................    18     17
  Government.......................................................    15      7
  Mortgage-backed..................................................    14     24
  Utility..........................................................    10      6
  Other............................................................    17     21
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8.8 billion and $9.4 billion and an estimated fair value of $8.6 billion and $9.3 billion were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8.9 billion and $9.6 billion at December 31, 2006 and 2005, respectively. Security collateral of $83 million and $174 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 and 2005, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $25 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Commercial mortgage loans...........................  $2,095      58%    $1,173      46%
Agricultural mortgage loans.........................   1,460      41      1,300      51
Consumer loans......................................      46       1         79       3
                                                      ------     ---     ------     ---
  Subtotal..........................................   3,601     100%     2,552     100%
                                                                 ===                ===
Less: Valuation allowances..........................       6                  9
                                                      ------             ------
Mortgage and consumer loans.........................  $3,595             $2,543
                                                      ======             ======



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2006, 27%, 8% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $ 9       $ 1       $ 1
Additions...................................................     3         8        --
Deductions..................................................    (6)       --        --
                                                               ---       ---       ---
Balance at December 31,.....................................   $ 6       $ 9       $ 1
                                                               ===       ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consists of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Impaired loans with valuation allowances..................        $--              $ 2
Impaired loans without valuation allowances...............          8               14
                                                                  ---              ---
  Subtotal................................................          8               16
Less: Valuation allowances on impaired loans..............         --                1
                                                                  ---              ---
  Impaired loans..........................................        $ 8              $15
                                                                  ===              ===



     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing had an amortized cost of $6 million and $13 million at December 31, 2006 and 2005, respectively. There were no mortgage and consumer loans on which interest is no longer accrued at both December 31, 2006 and 2005. There were no mortgage and consumer loans in foreclosure at both December 31, 2006 and 2005.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Real estate...............................................       $ 37              $36
Accumulated depreciation..................................         (1)              --
                                                                 ----              ---
Net real estate...........................................         36               36
Real estate joint ventures................................        144               60
                                                                 ----              ---
Real estate and real estate joint ventures................       $180              $96
                                                                 ====              ===



     The components of real estate and real estate joint ventures are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Real estate and real estate joint ventures held-for-investment.....  $173    $91
Real estate held-for-sale..........................................     7      5
                                                                     ----    ---
Real estate and real estate joint ventures.........................  $180    $96
                                                                     ====    ===



     Related depreciation expense was insignificant for all periods presented.

     There were no non-income producing real estate and real estate joint ventures at December 31, 2006. The carrying value of non-income producing real estate and real estate joint ventures was $3 million at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Real estate and real estate joint ventures were categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Office..............................................   $ 46       26%      $53       55%
Apartments..........................................     --       --         1        1
Retail..............................................     12        7        --       --
Real estate investment funds........................     93       52        --       --
Land................................................      1       --         3        3
Agriculture.........................................     28       15        31       32
Industrial..........................................     --       --         8        9
                                                       ----      ---       ---      ---
  Total.............................................   $180      100%      $96      100%
                                                       ====      ===       ===      ===



     The Company's real estate holdings are primarily located in the United States. At December 31, 2006, 72%, 7% and 6% of the Company's real estate holdings were located in New York, Florida and Texas, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2006     2005    2004
                                                             ------   ------   ----
                                                                  (IN MILLIONS)


Fixed maturity securities..................................  $2,719   $1,377   $176
Equity securities..........................................      17        6     --
Mortgage and consumer loans................................     182      113     34
Policy loans...............................................      52       26      2
Real estate and real estate joint ventures.................      29        2     --
Other limited partnership interests........................     238       33     --
Cash, cash equivalents and short-term investments..........     137       71      6
Other......................................................       8       --     --
                                                             ------   ------   ----
  Total investment income..................................   3,382    1,628    218
Less: Investment expenses..................................     543      190     11
                                                             ------   ------   ----
  Net investment income....................................  $2,839   $1,438   $207
                                                             ======   ======   ====



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $29 million, $10 million and $4 million, respectively, related to short-term investments, is included in the table above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(497)  $(300)   $(5)
Equity securities...........................................     10       1     --
Mortgage and consumer loans.................................      7      (9)    --
Real estate and real estate joint ventures..................     64       7     --
Other limited partnership interests.........................     (1)     (1)    --
Sales of businesses.........................................     --       2     --
Derivatives.................................................    177      (2)    (4)
Other.......................................................   (281)    104     --
                                                              -----   -----    ---
  Net investment gains (losses).............................  $(521)  $(198)   $(9)
                                                              =====   =====    ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of ($87) million, ($25) million and ($4) million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $41 million, $0 and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(566)  $(639)  $ 97
Equity securities...........................................     17      (4)    --
Derivatives.................................................     (9)     (2)    (4)
Other.......................................................      7     (19)    --
                                                              -----   -----   ----
  Subtotal..................................................   (551)   (664)    93
                                                              -----   -----   ----
Amounts allocated from:
  Future policy benefit loss recognition....................     --     (78)    --
  DAC and VOBA..............................................     66     102    (47)
                                                              -----   -----   ----
  Subtotal..................................................     66      24    (47)
Deferred income tax.........................................    171     224    (16)
                                                              -----   -----   ----
  Subtotal..................................................    237     248    (63)
                                                              -----   -----   ----
     Net unrealized investment gains (losses)...............  $(314)  $(416)  $ 30
                                                              =====   =====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Balance, January 1,.........................................  $(416)  $  30   $ 32
Unrealized investment gains (losses) during the year........    113    (756)   (14)
Unrealized investment gains (losses) relating to:
  Future policy benefit gain (loss) recognition.............     78     (78)    --
  DAC and VOBA..............................................    (36)    148     10
  Deferred income tax.......................................    (53)    240      2
                                                              -----   -----   ----
Balance, December 31,.......................................  $(314)  $(416)  $ 30
                                                              =====   =====   ====
Net change in unrealized investment gains (losses)..........  $ 102   $(446)  $ (2)
                                                              =====   =====   ====



  TRADING SECURITIES

     MetLife Connecticut was the majority owner of Tribeca on the Acquisition Date. Tribeca was a feeder fund investment structure whereby the feeder fund invests substantially all of its assets in the master fund, Tribeca Global Convertible Instruments, Ltd. The primary investment objective of the master fund is to achieve enhanced risk-adjusted return by investing in domestic and foreign equities and equity-related securities utilizing such strategies as convertible securities arbitrage. At December 31, 2005, the Company was the majority owner of Tribeca and consolidated the fund within its consolidated financial statements. At December 31, 2005, the Company held $452 million of trading securities and $190 million of the short sale agreements associated with the trading securities portfolio, which are included within other liabilities. Net investment income related to the trading activities of Tribeca, which included interest and dividends earned and net realized and unrealized gains (losses), was $12 million and $6 million for the years ended December 31, 2006 and 2005, respectively.

     During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated and, as of June 30, 2006, is accounted for under the equity method of accounting. The equity method investment at December 31, 2006 of $82 million was included in other limited partnership interests. Net investment income related to the Company's equity method investment in Tribeca was $9 million for the six months ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                                   DECEMBER 31, 2006
                                                               ------------------------
                                                                              MAXIMUM
                                                                  TOTAL     EXPOSURE TO
                                                               ASSETS (1)     LOSS (2)
                                                               ----------   -----------
                                                                     (IN MILLIONS)


Asset-backed securitizations.................................    $   866        $ 39
Real estate joint ventures(3)................................        944          63
Other limited partnership interests(4).......................      2,629         193
Other investments(5).........................................     14,839         485
                                                                 -------        ----
  Total......................................................    $19,278        $780
                                                                 =======        ====



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2006. The assets of the real estate joint ventures, other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

   (5) Other investments include securities that are not asset-backed securitizations.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                     DECEMBER 31, 2006                    DECEMBER 31, 2005
                              ---------------------------------    ---------------------------------
                                             CURRENT MARKET                       CURRENT MARKET
                                              OR FAIR VALUE                        OR FAIR VALUE
                               NOTIONAL   ---------------------    NOTIONAL    ---------------------
                                AMOUNT    ASSETS    LIABILITIES     AMOUNT     ASSETS    LIABILITIES
                               --------   ------    -----------    --------    ------    -----------
                                                  (IN MILLIONS)


Interest rate swaps.........   $ 8,841     $  431        $ 70       $ 6,623    $  356        $ 52
Interest rate floors........     9,021         71          --         2,000        26          --
Interest rate caps..........     6,715          6          --         3,020        18          --
Financial futures...........       602          6           1           228         2           2
Foreign currency swaps......     2,723        580          66         3,110       429          76
Foreign currency forwards...       124          1          --           488        18           2
Options.....................        --         80           7            --       165           3
Financial forwards..........       900         --          15            --        --           2
Credit default swaps........     1,231          1           5           987         2           2
                               -------     ------        ----       -------    ------        ----
  Total.....................   $30,157     $1,176        $164       $16,456    $1,016        $139
                               =======     ======        ====       =======    ======        ====



     The above table does not include notional values for equity futures, equity financial forwards and equity options. At December 31, 2006 and 2005, the Company owned 290 and 587 equity futures contracts, respectively. Market values of equity futures are included in financial futures in the preceding table. At December 31, 2006 and 2005, the Company owned 85,500 and 75,500 equity financial forwards, respectively. Market values of equity financial forwards are included in financial forwards in the preceding table. At December 31, 2006 and 2005, the Company owned 1,022,900 and 1,420,650 equity options, respectively. Market values of equity options are included in options in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                        REMAINING LIFE
                                   -----------------------------------------------------------------------------------------
                                                         AFTER ONE YEAR       AFTER FIVE YEARS
                                   ONE YEAR OR LESS    THROUGH FIVE YEARS    THROUGH TEN YEARS    AFTER TEN YEARS     TOTAL
                                   ----------------    ------------------    -----------------    ---------------    -------
                                                                         (IN MILLIONS)


Interest rate swaps..............       $  980               $ 5,570              $ 1,699              $  592        $ 8,841
Interest rate floors.............           --                   551                8,470                  --          9,021
Interest rate caps...............           --                 6,715                   --                  --          6,715
Financial futures................          602                    --                   --                  --            602
Foreign currency swaps...........           67                 1,588                  996                  72          2,723
Foreign currency forwards........          124                    --                   --                  --            124
Financial forwards...............           --                    --                   --                 900            900
Credit default swaps.............           30                 1,186                   15                  --          1,231
                                        ------               -------              -------              ------        -------
  Total..........................       $1,803               $15,610              $11,180              $1,564        $30,157
                                        ======               =======              =======              ======        =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                            DECEMBER 31, 2006                 DECEMBER 31, 2005
                                     -------------------------------   -------------------------------
                                                     FAIR VALUE                        FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)


Fair value.........................   $    69   $   --       $  1       $    71   $   --       $ --
Cash flow..........................       455       42         --           442        2          4
Non-qualifying.....................    29,633    1,134        163        15,943    1,014        135
                                      -------   ------       ----       -------   ------       ----
  Total............................   $30,157   $1,176       $164       $16,456   $1,016       $139
                                      =======   ======       ====       =======   ======       ====



     The following table presents the settlement payments recorded in income for the:


                                                                YEARS ENDED DECEMBER
                                                                        31,
                                                              -----------------------
                                                              2006     2005      2004
                                                              ----     ----      ----
                                                                   (IN MILLIONS)


Qualifying hedges:
  Interest credited to policyholder account balances........   $(9)     $(1)      $--
Non-qualifying hedges:
  Net investment gains (losses).............................    73       (8)       --
                                                               ---      ---       ---
  Total.....................................................   $64      $(9)      $--
                                                               ===      ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Changes in the fair value of derivatives....................   $(1)      $--       $(1)
Changes in the fair value of the items hedged...............     2        --         1
                                                               ---       ---       ---
Net ineffectiveness of fair value hedging activities........   $ 1       $--       $--
                                                               ===       ===       ===



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the years ended December 31, 2006, 2005 and 2004, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $(2)      $(4)      $(2)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    (7)        2        (2)
                                                               ---       ---       ---
Balance at December 31,.....................................   $(9)      $(2)      $(4)
                                                               ===       ===       ===



     At December 31, 2006, $19 million of the deferred net gain on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2007.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) credit default swaps to synthetically create investments; and (vi) basis swaps to better match the cash flows of assets and related liabilities.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of $16 million, ($37) million and ($6) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts. The fair value of the Company's embedded derivative assets was $40 million and $0 at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $3 million and $40 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) for the years ended December 31, 2006 and 2005 were gains of $80 million and $41 million, respectively. There were no amounts recorded and included in net investment gains (losses) for the year ended December 31, 2004.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $273 million and $145 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $410 million and $427 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006 and 2005, the Company pledged collateral of $25 million and $22 million, respectively, which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                              DAC     VOBA     TOTAL
                                                            ------   ------   ------
                                                                  (IN MILLIONS)


Balance at January 1, 2004................................  $  502   $   --   $  502
  Capitalizations.........................................     281       --      281
                                                            ------   ------   ------
     Subtotal.............................................     783       --      783
  Less: Amortization related to:
     Net investment gains (losses)........................      (2)      --       (2)
     Unrealized investment gains (losses).................     (10)      --      (10)
     Other expenses.......................................     117       --      117
                                                            ------   ------   ------
       Total amortization.................................     105       --      105
                                                            ------   ------   ------
Balance at December 31, 2004..............................     678       --      678
Contribution of MetLife Connecticut from MetLife (Note
  2)......................................................      --    3,490    3,490
  Capitalizations.........................................     886       --      886
                                                            ------   ------   ------
     Subtotal.............................................   1,564    3,490    5,054
  Less: Amortization related to:
     Net investment gains (losses)........................      --      (26)     (26)
     Unrealized investment gains (losses).................     (41)    (107)    (148)
     Other expenses.......................................     109      205      314
                                                            ------   ------   ------
       Total amortization.................................      68       72      140
                                                            ------   ------   ------
Balance at December 31, 2005..............................   1,496    3,418    4,914
  Capitalizations.........................................     721       --      721
                                                            ------   ------   ------
     Subtotal.............................................   2,217    3,418    5,635
  Less: Amortization related to:
     Net investment gains (losses)........................     (16)     (68)     (84)
     Unrealized investment gains (losses).................     (10)      46       36
     Other expenses.......................................     252      320      572
                                                            ------   ------   ------
       Total amortization.................................     226      298      524
                                                            ------   ------   ------
Balance at December 31, 2006..............................  $1,991   $3,120   $5,111
                                                            ======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $358 million in 2007, $333 million in 2008, $312 million in 2009, $283 million in 2010 and $253 million in 2011.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Balance at January 1,.............................................  $924   $ 68
Contribution of MetLife Connecticut from MetLife (Note 2).........    29    856
                                                                    ----   ----
Balance at December 31,...........................................  $953   $924
                                                                    ====   ====



8.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and the value of customer relationships acquired ("VOCRA"), which are reported in other assets, is as follows:


                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2006     2005     2004
                                                                ----     ----     ----
                                                                     (IN MILLIONS)


Balance at January 1,........................................   $ 72      $--      $--
Contribution of MetLife Connecticut from MetLife (Note 2)....     --       73       --
Contribution of VODA from MetLife............................    167       --       --
Amortization.................................................     (2)      (1)      --
                                                                ----      ---      ---
Balance at December 31,......................................   $237      $72      $--
                                                                ====      ===      ===



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $5 million in 2007, $7 million in 2008, $9 million in 2009, $11 million in 2010 and $11 million in 2011.

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA of $167 million, net of deferred income tax of $5 million, for which MLI-USA receives the benefit. The VODA originated through MetLife's acquisition of Travelers and is reported within other assets in the amount of $166 million at December 31, 2006.

     The value of the other identifiable intangibles as discussed above reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2006     2005     2004
                                                             ----     ----     ----
                                                                  (IN MILLIONS)


Balance at January 1,......................................  $218     $143     $ 94
Capitalization.............................................   129       83       65
Amortization...............................................   (17)      (8)     (16)
                                                             ----     ----     ----
Balance at December 31,....................................  $330     $218     $143
                                                             ====     ====     ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities at December 31, 2006, include pass-through separate accounts totaling $50.1 billion for which the policyholder assumes all investment risk. Separate account assets and liabilities at December 31, 2005, included two categories of account types: pass-through separate accounts totaling $43.6 billion and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million. The average interest rates credited on these contracts were 4.5% at December 31, 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $800 million, $467 million and $155 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the year ended December 31, 2006, there were no new issuances in such obligations and there were repayments of $1.1 billion. During the years ended December 31, 2005 and 2004, there were no new issuances or repayments of such obligations. Accordingly, at December 31, 2006 and 2005, GICs outstanding, which are included in PABs, were $4.6 billion and $5.3 billion, respectively. During the years ended December 31, 2006, 2005 and 2004, interest credited on the contracts, which are included in interest credited to PABs, was $163 million, $80 million and $0, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policyholder benefits, is as follows:


                                                  YEARS ENDED DECEMBER 31,
                                                 -------------------------
                                                     2006          2005
                                                 -----------   -----------
                                                       (IN MILLIONS)


Balance at January 1,..........................  $       512   $        --
  Less: Reinsurance recoverables...............         (373)           --
                                                 -----------   -----------
Net balance January 1,.........................          139            --
                                                 -----------   -----------
Contribution of MetLife Connecticut by MetLife
  (Note 2).....................................           --           137
Incurred related to:
  Current year.................................           29            19
  Prior years..................................            4            (3)
                                                 -----------   -----------
                                                          33            16
                                                 -----------   -----------
Paid related to:
  Current year.................................           (2)           (1)
  Prior years..................................          (22)          (13)
                                                 -----------   -----------
                                                         (24)          (14)
                                                 -----------   -----------
Net balance at December 31,....................          148           139
  Add: Reinsurance recoverables................          403           373
                                                 -----------   -----------
Balance at December 31,........................  $       551   $       512
                                                 ===========   ===========



     There were no liabilities for unpaid claims and claims expenses for the year ended December 31, 2004.

     Claims and claim adjustment expenses associated with prior periods increased by $4 million for the year ended December 31, 2006, and decreased by $3 million for the year ended December 31, 2005. There were no claims and claim adjustment expenses associated with prior periods for the year ended December 31, 2004. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                                AT DECEMBER 31,
                                  ---------------------------------------------------------------------------
                                                 2006                                     2005
                                  ----------------------------------       ----------------------------------
                                      IN THE                 AT                IN THE                 AT
                                  EVENT OF DEATH       ANNUITIZATION       EVENT OF DEATH       ANNUITIZATION
                                  --------------       -------------       --------------       -------------
                                                                 (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
  Separate account value........     $   8,213                 N/A            $   5,537                 N/A
  Net amount at risk(2).........     $      --(3)              N/A            $      --(3)              N/A
  Average attained age of
     contractholders............      61 years                 N/A             61 years                 N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Separate account value........     $  44,036           $  13,179            $  40,744           $  10,081
  Net amount at risk(2).........     $   1,422(3)        $      30(4)         $     934(3)        $      38(4)
  Average attained age of
     contractholders............      58 years            60 years             60 years            60 years




                                                                    AT DECEMBER 31,
                                                              ---------------------------
                                                                 2006             2005
                                                              ----------       ----------
                                                               SECONDARY        SECONDARY
                                                              GUARANTEES       GUARANTEES
                                                              ----------       ----------
                                                                     (IN MILLIONS)



UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate account)...........        $   3,262        $   2,849
Net amount at risk(2)..................................        $  48,630(3)     $  44,943(3)
Average attained age of policyholders..................         57 years         56 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                      ANNUITY      UNIVERSAL AND VARIABLE
                                                     CONTRACTS         LIFE CONTRACTS
                                                  --------------   ----------------------
                                                    GUARANTEED            SECONDARY
                                                  DEATH BENEFITS         GUARANTEES         TOTAL
                                                  --------------   ----------------------   -----
                                                                   (IN MILLIONS)


Balance at January 1, 2004......................        $--                  $--             $--
Incurred guaranteed benefits....................         --                   --              --
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2004....................         --                   --              --
Incurred guaranteed benefits....................          3                    9              12
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2005....................          3                    9              12
Incurred guaranteed benefits....................         --                   22              22
Paid guaranteed benefits........................         (3)                  --              (3)
                                                        ---                  ---             ---
Balance at December 31, 2006....................        $--                  $31             $31
                                                        ===                  ===             ===




     MLI-USA had guaranteed death and annuitization benefit liabilities on its annuity contracts of $38 million and $28 million at December 31, 2006 and 2005, respectively. MLI-USA reinsures 100% of this liability with an affiliate and has a corresponding recoverable from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2006      2005
                                                                -------   -------
                                                                  (IN MILLIONS)


Mutual Fund Groupings
  Equity......................................................  $37,992   $30,480
  Bond........................................................    2,831     2,952
  Balanced....................................................    2,790     3,273
  Money Market................................................      949       791
  Specialty...................................................      460       684
                                                                -------   -------
     Total....................................................  $45,022   $38,180
                                                                =======   =======



9.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. The Company has reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2004. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition to reinsuring mortality risk, as described above, the Company reinsures other mortality and non-mortality risks, and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     MICC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of The Travelers Companies, Inc.

     Effective July 1, 2000, MetLife Connecticut reinsured 90% of its individual long-term care insurance business with Genworth Life Insurance Company ("GLIC," formerly known as General Electric Capital Assurance Company), and its subsidiary, in the form of indemnity reinsurance agreements. In accordance with the terms of the reinsurance agreement, GLIC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, MetLife Connecticut entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from MetLife Connecticut to CIHC. Under the terms of this agreement, any gains remaining are payable to CIHC and any losses remaining are reimbursable from CIHC. MetLife Connecticut does, however, retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     The Company reinsures the new production of fixed annuities and the riders containing benefit guarantees related to variable annuities to affiliated and non-affiliated reinsurers. The Company reinsures its risk associated with the secondary death benefit guarantee rider on certain universal life contracts to an affiliate. See Note 19.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                         --------------------
                                                          2006    2005   2004
                                                         -----   -----   ----
                                                             (IN MILLIONS)


Direct premiums........................................  $ 599   $ 413    $13
Reinsurance assumed....................................     21      38     --
Reinsurance ceded......................................   (312)   (170)    (4)
                                                         -----   -----    ---
Net premiums...........................................  $ 308   $ 281    $ 9
                                                         =====   =====    ===
Reinsurance recoverables netted against policyholder
  benefits and claims..................................  $ 635   $ 560    $(1)
                                                         =====   =====    ===



     Reinsurance recoverables, included in premiums and other receivables, were $4.6 billion and $4.3 billion at December 31, 2006 and 2005, respectively, including $3.0 billion and $2.8 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of long-term care business and $1.3 billion and $1.4 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance and ceded commissions payables, included in other liabilities were $99 million and $64 million at December 31, 2006 and 2005, respectively.

     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

10.  LONG-TERM DEBT -- AFFILIATED

     Long-term debt outstanding is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Surplus notes, interest rate 7.349%, due 2035.....................  $400   $400
Surplus notes, interest rate 5%, due upon request.................    25     25
Surplus notes, interest rate LIBOR plus 0.75%, due upon request...    10     10
                                                                    ----   ----
  Total long-term debt -- affiliated..............................  $435   $435
                                                                    ====   ====



     Payments of interest and principal on these surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the Delaware Insurance Commissioner.

     MetLife is the holder of a surplus note issued by MLI-USA in the amount of $400 million at December 31, 2006 and 2005.

     MLIG is the holder of two surplus notes issued by MLI-USA in the amounts of $25 million and $10 million at both December 31, 2006 and 2005. These surplus notes may be redeemed, in whole or in part, at the election of the Company at any time, subject to the prior approval of the Delaware Insurance Commissioner.

     The aggregate maturities of long-term debt as of December 31, 2006 are $400 million in 2035, and $35 million payable upon request and regulatory approval.

     Interest expense related to the Company's indebtedness, included in other expenses, was $31 million, $25 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Current:
  Federal..............................................  $ 18   $ (3)  $(91)
  State................................................    --     (2)     4
                                                         ----   ----   ----
     Subtotal..........................................    18     (5)   (87)
                                                         ----   ----   ----
Deferred:
  Federal..............................................   212    162    100
  State................................................    (2)    (1)     4
                                                         ----   ----   ----
     Subtotal..........................................   210    161    104
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Tax provision at U.S. statutory rate...................  $288   $191    $15
Tax effect of:
  Tax-exempt investment income.........................   (62)   (27)    (3)
  Prior year tax.......................................    (9)    (9)    (1)
  Foreign operations, net of foreign income tax........    12     --     --
  State tax, net of federal benefit....................    --      2      6
  Other, net...........................................    (1)    (1)    --
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2006      2005
                                                                 -------   -------
                                                                   (IN MILLIONS)


Deferred income tax assets:
  Benefit, reinsurance and other reserves......................  $ 2,238   $ 2,346
  Net unrealized investment losses.............................      171       224
  Capital loss carryforwards...................................      155        92
  Investments..................................................       63        --
  Operating lease reserves.....................................       13        13
  Net operating loss carryforwards.............................       10        --
  Employee benefits............................................        3         3
  Litigation-related...........................................        1        --
  Other........................................................       20        25
                                                                 -------   -------
                                                                   2,674     2,703
  Less: Valuation allowance....................................        4        --
                                                                 -------   -------
                                                                   2,670     2,703
                                                                 -------   -------
Deferred income tax liabilities:
  DAC and VOBA.................................................   (1,663)   (1,558)
  Investments..................................................       --       (25)
                                                                 -------   -------
                                                                  (1,663)   (1,583)
                                                                 -------   -------
Net deferred income tax asset..................................  $ 1,007   $ 1,120
                                                                 =======   =======



     At December 31, 2006, the Company has a net deferred income tax asset. If the Company determines that any of its deferred income tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's management concluded that it is "more likely than not" that the net deferred income tax assets will be realized.

     Domestic net operating loss carryforwards amount to $15 million at December 31, 2006 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $35 million at December 31, 2006 with an expiration period of infinity. Capital loss carryforwards amount to $443 million at December 31, 2006 and will expire beginning in 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2006, the Company recorded a $4 million deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company will file a consolidated tax return with its includable life insurance subsidiaries. Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Under the Tax Allocation Agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Allocation Agreement.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006.

     Macomber, et al. v. Travelers Property Casualty Corp., et al. (Conn. Super. Ct., Hartford, filed April 7, 1999). An amended putative class action complaint was filed against MLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former MLAC affiliate, purchased structured settlement annuities from MLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of MLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against MLAC: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment, and civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. In March 2006, the Connecticut Supreme Court reversed the trial court's certification of a class. Plaintiff may seek to file another motion for class certification. Defendants have moved for summary judgment.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of MICC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and NASD are also reviewing this matter. On April 18, 2006, the Connecticut Department of Banking issued a notice to Tower Square asking it to demonstrate its prior compliance with applicable Connecticut securities laws and regulations. In the context of the above, a number of NASD arbitration matters and litigation matters were commenced in 2005 and 2006 against Tower Square. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to fully cooperate with the SEC, NASD and the Connecticut Department of Banking, as appropriate, with respect to the matters described above.

     Regulatory bodies have contacted the Company and have requested information relating to various regulatory issues regarding mutual funds and variable insurance products, including the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial position or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments...........   $ 9    $ 9
  Premium tax offsets currently available for paid assessments.....     1      2
                                                                      ---    ---
                                                                      $10    $11
                                                                      ===    ===
Liability:
  Insolvency assessments...........................................   $19    $19
                                                                      ===    ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into lease agreements for office space. Future sublease income is projected to be insignificant. Future minimum rental income and minimum gross rental payments relating to these lease agreements are as follows:


                                                               RENTAL   GROSS RENTAL
                                                               INCOME     PAYMENTS
                                                               ------   ------------
                                                                   (IN MILLIONS)


2007.........................................................    $ 1         $15
2008.........................................................    $ 1         $15
2009.........................................................    $ 1         $ 8
2010.........................................................    $ 1         $ 6
2011.........................................................    $--         $ 6


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $616 million and $715 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $665 million and $339 million at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amount of these unfunded commitments was $173 million at December 31, 2006. The Company did not have any unfunded commitments related to bank credit facilities at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMMITMENTS

     MICC is a member of the Federal Home Loan Bank of Boston ("FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's consolidated balance sheets. MICC has also entered into several funding agreements with the FHLB of Boston whereby MICC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on certain MICC assets, including residential mortgages, mortgage-backed securities, obligations of or guaranteed by the United States, state and municipal obligations and corporate debt, to collateralize MICC's obligations under the funding agreements. MICC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien provide that upon any event of default by MICC, the FHLB of Boston's recovery is limited to the amount of MICC's liability to the FHLB of Boston. The amount of the Company's liability for funding agreements with the FHLB of Boston was $926 million and $1.1 billion at December 31, 2006 and 2005, respectively, which is included in PABs.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII," formerly, Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage in-force under this guarantee was $444 million and $447 million at December 31, 2006 and 2005, respectively. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations requiring payment of principal due in exchange for the referenced credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $54 million at December 31, 2006. The credit default swaps expire at various times during the next two years.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  EMPLOYEE BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating affiliate in qualified and non-qualified, noncontributory defined benefit pension and other postretirement plans sponsored by Metropolitan Life. Employees were credited with prior service recognized by Citigroup, solely (with regard to pension purposes) for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees ("Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the Acquisition Date. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year. Pension expense of $8 million related to the Metropolitan Life plans was allocated to the Company for the year ended December 31, 2006. There were no expenses allocated to the Company for the six months ended December 31, 2005.

14.  EQUITY

  COMMON STOCK

     The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which are outstanding as of December 31, 2006. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MLIG. The par value of the common stock presented in the statement of stockholders' equity prior to the Acquisition Date has been adjusted to reflect the par value of MetLife Connecticut's shares issued to MLIG in exchange for MLI-USA's outstanding common stock. See Note 3.

  DIVIDEND RESTRICTIONS

     The table below sets forth the dividends permitted to be paid to MetLife without insurance regulatory approval and actual dividends paid to MetLife:


                                                                                         2007
                                                                                    -------------
                                                  2005              2006
                                                -------   -----------------------
                                                                    PERMITTED W/O   PERMITTED W/O
COMPANY                                         PAID(1)   PAID(1)    APPROVAL (2)    APPROVAL(3)
-------                                         -------   -------   -------------   -------------
                                                                  (IN MILLIONS)


MetLife Insurance Company of Connecticut......    $--       $917(4)      $--             $690



--------

   (1) Includes amounts paid including those requiring regulatory approval.

   (2) Reflects dividend amounts paid during the relevant year without prior regulatory approval.

   (3) Reflects dividend amounts that may be paid during 2007 without prior regulatory approval. If paid before a specified date during 2007, some or all of such dividend amounts may require regulatory approval.

   (4) Includes a return of capital of $259 million.

     Under Connecticut State Insurance Law, MetLife Connecticut is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Connecticut will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Connecticut Commissioner") and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Acquisition on July 1, 2005, under Connecticut State Insurance Law, all dividend payments by MetLife Connecticut through June 30, 2007 require prior approval of the Connecticut Commissioner.

  DIVIDEND RESTRICTIONS OF SUBSIDIARIES

     MLAC is regulated under Connecticut State Insurance Law as described above. As a result of the acquisition on July 1, 2005, under Connecticut State Insurance Law all dividend payments by MLAC through June 30, 2007 to the Company require prior approval of the Connecticut Commissioner. MLAC did not pay any dividends in 2006.Since MLAC's statutory unassigned funds surplus is negative, MLAC cannot pay any dividends without prior approval of the Commissioner.

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a cash dividend to MetLife Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance ("Delaware Commissioner") and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. MLI-USA did not pay dividends for the year ended December 31, 2006. Since MLI-USA's statutory unassigned funds surplus is negative, MLI-USA cannot pay any dividends without prior approval of the Delaware Commissioner.

CAPITAL CONTRIBUTIONS

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA, and the associated deferred income tax liability, which is more fully described in Note 8.

     See also Note 3 for information related to the change in the reporting entity.

     MLI-USA received a cash contribution of $300 million from MLIG during the year ended December 31, 2004.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company and its insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Connecticut Insurance Department and the Delaware Insurance Department have adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies in Connecticut and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Delaware, respectively. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of MetLife Connecticut and each of its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company is the net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Further, statutory accounting principles do not give recognition to purchase accounting adjustments made as a result of the Acquisition.

     Statutory net income of MetLife Connecticut, a Connecticut domiciled insurer, was $749 million, $1.0 billion and $975 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $4.1 billion and $4.0 billion at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLAC, a Connecticut domiciled insurer, was $107 million, ($97) million and ($211) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $740 million and $765 million at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was ($116) million, ($227) million and ($201) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $575 million and $555 million at December 31, 2006 and 2005, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                               2006     2005    2004
                                                              -----   -------   ----
                                                                   (IN MILLIONS)


Holding gains (losses) on investments arising during the
  year......................................................  $(434)  $(1,148)  $(37)
Income tax effect of holding gains (losses).................    147       402     14
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    487       295      2
  Amortization of premiums and accretion of discounts
     associated with investments............................     60        96     21
  Income tax effect.........................................   (186)     (137)    (8)
Allocation of holding losses on investments relating to
  other policyholder amounts................................     42        71     10
Income tax effect of allocation of holding losses to other
  policyholder amounts......................................    (14)      (25)    (4)
                                                              -----   -------   ----
Net unrealized investment gains (losses)....................    102      (446)    (2)
                                                              -----   -------   ----
Foreign currency translation adjustment.....................     (2)        2     --
                                                              -----   -------   ----
     Other comprehensive income (loss)......................  $ 100   $  (444)  $ (2)
                                                              =====   =======   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                             YEARS ENDED DECEMBER 31,
                                                          ------------------------------
                                                           2006         2005        2004
                                                          ------   -------------   -----
                                                                   (IN MILLIONS)


Compensation............................................  $  211       $ 100       $  --
Commissions.............................................     712         931         237
Interest and debt issue costs...........................      31          25           2
Amortization of DAC and VOBA............................     488         288         115
Capitalization of DAC...................................    (721)       (886)       (281)
Rent, net of sublease income............................      11           7          --
Minority interest.......................................      26           1          --
Insurance tax...........................................      42          10           3
Other...................................................     373         202         103
                                                          ------       -----       -----
  Total other expenses..................................  $1,173       $ 678       $ 179
                                                          ======       =====       =====



16.  BUSINESS SEGMENT INFORMATION

     Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment. On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Individual and Institutional, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance and other insurance products and services. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off business, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates equity to each segment based upon the economic capital model used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, and adjustments related to net investment gains (losses), net of income tax.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2006 and 2005.


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006               INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
------------------------------------               ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   218      $    65       $    25    $    308
Universal life and investment-type product policy
  fees...........................................      1,244           24            --       1,268
Net investment income............................        985        1,449           405       2,839
Other revenues...................................        195           15             2         212
Net investment gains (losses)....................       (194)        (282)          (45)       (521)
Policyholder benefits and claims.................        315          450            27         792
Interest credited to policyholder account
  balances.......................................        669          647            --       1,316
Other expenses...................................      1,045           16           112       1,173
                                                     -------      -------       -------    --------
Income before provision for income tax...........        419          158           248         825
Provision for income tax.........................        145           55            28         228
                                                     -------      -------       -------    --------
Net income.......................................    $   274      $   103       $   220    $    597
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $76,897      $35,982       $11,208    $124,087
DAC and VOBA.....................................    $ 4,946      $   165       $    --    $  5,111
Goodwill.........................................    $   234      $   312       $   407    $    953
Separate account assets..........................    $47,566      $ 2,501       $    --    $ 50,067
Policyholder liabilities.........................    $24,429      $27,391       $ 4,446    $ 56,266
Separate account liabilities.....................    $47,566      $ 2,501       $    --    $ 50,067

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2005(1)            INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
---------------------------------------            ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   152      $   116       $    13    $    281
Universal life and investment-type product policy
  fees...........................................        845           17            --         862
Net investment income............................        530          712           196       1,438
Other revenues...................................        121           10             1         132
Net investment gains (losses)....................       (113)         (87)            2        (198)
Policyholder benefits and claims.................        224          324            22         570
Interest credited to policyholder account
  balances.......................................        417          303            --         720
Other expenses...................................        640           30             8         678
                                                     -------      -------       -------    --------
Income before provision for income tax...........        254          111           182         547
Provision for income tax.........................         53           38            65         156
                                                     -------      -------       -------    --------
Net income.......................................    $   201      $    73       $   117    $    391
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $71,385      $38,072       $11,791    $121,248
DAC and VOBA.....................................    $ 4,753      $   161       $    --    $  4,914
Goodwill.........................................    $   227      $   305       $   392    $    924
Separate account assets..........................    $41,347      $ 3,177       $    --    $ 44,524
Policyholder liabilities.........................    $24,855      $28,340       $ 4,282    $ 57,477
Separate account liabilities.....................    $41,347      $ 3,177       $    --    $ 44,524


--------

(1) Includes six months of results for MetLife Connecticut and its subsidiaries and twelve months of results for MLI-USA.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2006, 2005 and 2004. Substantially all of the Company's revenues originated in the United States.

17.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     In the Institutional segment, the Company had $1 million of investment income and $1 million of investment expense related to discontinued operations resulting in no change to net investment income for the year ended December 31, 2006. The Company had no investment income or expense related to discontinued operations for the years ended December 31, 2005 and 2004.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $7 million and $5 million at December 31, 2006 and 2005, respectively.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2006                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $47,846     $47,846
  Equity securities....................................              $   795     $   795
  Mortgage and consumer loans..........................              $ 3,595     $ 3,547
  Policy loans.........................................              $   918     $   918
  Short-term investments...............................              $   777     $   777
  Cash and cash equivalents............................              $   649     $   649
  Accrued investment income............................              $   597     $   597
  Mortgage loan commitments............................    $665      $    --     $     1
  Commitments to fund bank credit facilities...........    $173      $    --     $    --
Liabilities:
  Policyholder account balances........................              $29,780     $28,028
  Long-term debt -- affiliated.........................              $   435     $   425
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,155     $ 9,155




                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2005                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $52,589     $52,589
  Trading Securities...................................              $   452     $   452
  Equity securities....................................              $   421     $   421
  Mortgage and consumer loans..........................              $ 2,543     $ 2,553
  Policy loans.........................................              $   916     $   916
  Short-term investments...............................              $ 1,769     $ 1,769
  Cash and cash equivalents............................              $   571     $   571
  Accrued investment income............................              $   602     $   602
  Mortgage loan commitments............................    $339      $    --     $    (2)
Liabilities:
  Policyholder account balances........................              $32,877     $31,621
  Long-term debt -- affiliated.........................              $   435     $   443
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,737     $ 9,737

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.


  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  LONG-TERM DEBT

     The fair values of long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 5 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with Metropolitan Life who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $167 million, $15 million and $14 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $154 million, $49 million and $43 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $190 million, $48 million and $52 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, MLI-USA entered into Broker-Dealer Wholesale Sales Agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on MLI-USA's behalf, fixed rate insurance products through authorized retailers. MLI-USA agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged MLI-USA $65 million, included in other expenses, for the year ended December 31, 2006. MLI-USA did not incur any such expenses for the years ended December 31, 2005 and 2004.

     The Company had payables from affiliates of $9 million and $3 million at December 31, 2006 and 2005, respectively, excluding affiliated reinsurance balances discussed below.

  INVESTMENT TRANSACTIONS

     As of December 31, 2006 and 2005, the Company held $581 million and $346 million, respectively, of its total invested assets in the MetLife Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:


                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2006   2005   2004
                                                               ----   ----   ----
                                                                  (IN MILLIONS)


Fair market value of assets transferred to affiliates........  $164   $ 79   $320
Amortized cost of assets transferred to affiliates...........  $164   $ 78   $324
Net investment gains (losses) recognized on transfers........  $ --   $  1   $ (4)
Fair market value of assets transferred from affiliates......  $ 89   $830   $ --

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REINSURANCE TRANSACTIONS

     As of December 1, 2006, the Company acquired a block of structured settlement business from Texas Life Insurance Company ("Texas Life"), a wholly-owned subsidiary of MetLife, through an assumptive reinsurance agreement. This transaction increased future policyholder benefits of the Company by $1.3 billion and decreased deferred income tax liabilities by $142 million. A receivable at December 31, 2006 was held by the Company of $1.2 billion, related to premiums and other consideration which is expected to be paid by Texas Life during the first quarter of 2007.

     The Company also has reinsurance agreements with MetLife and certain of its subsidiaries, including Metropolitan Life, Reinsurance Group of America, Incorporated, MetLife Reinsurance Company of South Carolina, Exeter Reassurance Company, Ltd., General American Life Insurance Company ("GALIC"), and Mitsui Sumitomo MetLife Insurance Co., Ltd. As of December 31, 2006, the Company had reinsurance related assets and liabilities from these agreements totaling $2.8 billion and $1.2 billion, respectively. Prior-year comparable assets and liabilities were $2.5 billion and $1.2 billion, respectively.

     Effective January 1, 2005, MLI-USA entered into a reinsurance agreement to assume an in-force block of business from GALIC. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement GALIC transferred $797 million of liabilities and $411 million in assets to MLI-USA related to the policies in-force as of December 31, 2004. MLI-USA also paid and deferred 100% of a ceding commission to GALIC of $386 million resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005.

     The following tables reflect related party reinsurance information:


                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2006    2005   2004
                                                         ----   -----   ----
                                                            (IN MILLIONS)


Assumed premiums.......................................  $ 21   $  37    $--
Assumed fees, included in universal life and
  investment-type product policy fees..................    65     194     --
Assumed fees, included in net investment gains
  (losses).............................................    --       6     --
Assumed benefits, included in policyholder benefits and
  claims...............................................    11      32     --
Assumed benefits, included in interest credited to
  policyholder account balances........................    49      42     --
Assumed fees, included in other expenses...............    39     543     --
Assumed deferred acquisition costs, included in other
  expenses.............................................    19    (432)    --
                                                         ----   -----    ---
  Total assumed........................................  $204   $ 422    $--
                                                         ====   =====    ===
Ceded premiums.........................................  $ 21   $  12    $ 1
Ceded fees, included in universal life and investment-
  type product policy fees.............................   130      93     37
Ceded fees, included in other revenues.................    68      55     12
Ceded benefits, included in policyholder benefits and
  claims...............................................    86      92     19
Ceded fees, included in other expenses.................    64      97     --
Ceded deferred acquisition costs, included in other
  expenses.............................................    13      85     --
Ceded derivative gains (loss), included in net
  investment gains (losses)............................   (31)      5     --
                                                         ----   -----    ---
  Total ceded..........................................  $351   $ 439    $69
                                                         ====   =====    ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2006     2005
                                                                  ------   ------
                                                                   (IN MILLIONS)


Reinsurance recoverables, included in premiums and other
  receivables...................................................  $2,359   $2,079
Reinsurance recoverables, included in other assets..............  $   89   $   88
Assumed (ceded) deferred acquisition costs, included in DAC.....  $  306   $  342
Assumed liabilities, included in other liabilities..............  $    8   $   24
Ceded balances payable, included in other liabilities...........  $   55   $  140
Derivative liabilities, included in policyholder account
  balances......................................................  $  (57)  $  (23)
Assumed liabilities, included in future policy benefits.........  $   26   $   23
Assumed liabilities, included in other policyholder funds.......  $1,182   $1,001


20.  SUBSEQUENT EVENT

     On March 27, 2007, the Company entered into a secured demand note with MetLife Securities, Inc. ("MSI") under which the Company agreed to fund MSI with up to $60 million of cash upon MSI's request. In connection with this agreement, the Company transferred securities with a fair value of $71 million to an MSI custody account to secure the note.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006

                                  (IN MILLIONS)


                                                                                    AMOUNT AT
                                                     COST OR         ESTIMATED   WHICH SHOWN ON
                                                AMORTIZED COST(1)   FAIR VALUE    BALANCE SHEET
                                                -----------------   ----------   --------------


TYPE OF INVESTMENTS
Fixed Maturity Securities:
  Bonds:
     U.S. Treasury/agency securities..........       $ 5,455          $ 5,336        $ 5,336
     State and political subdivision
       securities.............................         1,062            1,030          1,030
     Foreign government securities............           533              573            573
     Public utilities.........................         2,274            2,233          2,233
     All other corporate bonds................        19,390           19,057         19,057
  Mortgage-backed and other asset-backed
     securities...............................        18,462           18,400         18,400
  Redeemable preferred stock..................         1,230            1,217          1,217
                                                     -------          -------        -------
     Total fixed maturity securities..........        48,406           47,846         47,846
                                                     -------          -------        -------
Equity Securities:
  Common stock:
     Banks, trust and insurance companies.....             1                1              1
     Industrial, miscellaneous and all other..           105              110            110
  Non-redeemable preferred stock..............           671              684            684
                                                     -------          -------        -------
     Total equity securities..................           777              795            795
                                                     -------          -------        -------
Mortgage and consumer loans...................         3,595                           3,595
Policy loans..................................           918                             918
Real estate and real estate joint ventures....           180                             180
Other limited partnership interests...........         1,082                           1,082
Short-term investments........................           777                             777
Other invested assets.........................         1,241                           1,241
                                                     -------                         -------
     Total investments........................       $56,976                         $56,434
                                                     =======                         =======



--------

   (1) Cost for fixed maturity securities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                           DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                                  2006      2005
                                                                -------   -------


CONDENSED BALANCE SHEETS
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $38,293 and $42,526,
     respectively)............................................  $37,794   $41,947
  Equity securities available-for-sale, at estimated fair
     value (cost: $703 and $418, respectively)................      719       415
  Mortgage and consumer loans.................................    2,822     1,837
  Policy loans................................................      825       843
  Real estate and real estate joint ventures held-for-
     investment...............................................      143        71
  Real estate held-for-sale...................................        7        --
  Other limited partnership interests.........................      884     1,106
  Short-term investments......................................      186     1,219
  Investment in subsidiaries..................................    3,499     3,187
  Other invested assets.......................................      893       698
                                                                -------   -------
     Total investments........................................   47,772    51,323
Cash and cash equivalents.....................................      291       331
Accrued investment income.....................................      473       474
Premiums and other receivables................................    6,128     4,706
Deferred policy acquisition costs and value of business
  acquired....................................................    1,849     1,924
Current income tax recoverable................................       --        56
Deferred income tax assets....................................    1,281     1,113
Goodwill......................................................      646       612
Other assets..................................................      129       102
Separate account assets.......................................   19,205    19,058
                                                                -------   -------
     Total assets.............................................  $77,774   $79,699
                                                                =======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Future policy benefits......................................  $17,613   $16,337
  Policyholder account balances...............................   24,764    27,298
  Other policyholder funds....................................      213       219
  Current income taxes payable................................       46        --
  Payables for collateral under securities loaned and other
     transactions.............................................    8,152     8,620
  Other liabilities...........................................      366       734
  Separate account liabilities................................   19,205    19,058
                                                                -------   -------
     Total liabilities........................................   70,359    72,266
                                                                -------   -------
STOCKHOLDERS' EQUITY:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2006 and 2005..................................       86        86
Additional paid-in capital....................................    7,123     7,180
Retained earnings.............................................      520       581
Accumulated other comprehensive income (loss).................     (314)     (414)
                                                                -------   -------
     Total stockholders' equity...............................    7,415     7,433
                                                                -------   -------
     Total liabilities and stockholders' equity...............  $77,774   $79,699
                                                                =======   =======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                               --------------------
                                                                2006          2005
                                                               ------        ------


CONDENSED STATEMENTS OF INCOME
REVENUES
Premiums.....................................................  $  176        $  206
Universal life and investment-type product policy fees.......     381           185
Net investment income........................................   2,167         1,044
Equity in earnings of subsidiaries...........................     277           225
Other revenues...............................................      42            32
Net investment gains (losses)................................    (397)         (159)
                                                               ------        ------
  Total revenues.............................................   2,646         1,533
                                                               ------        ------
EXPENSES
Policyholder benefits and claims.............................     599           433
Interest credited to policyholder account balances...........     926           429
Other expenses...............................................     388           195
                                                               ------        ------
  Total expenses.............................................   1,913         1,057
                                                               ------        ------
Income before provision for income tax.......................     733           476
Provision for income tax.....................................     136            85
                                                               ------        ------
Net income...................................................  $  597        $  391
                                                               ======        ======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                       31,
                                                             -----------------------
                                                               2006           2005
                                                             --------       --------


CONDENSED STATEMENT OF CASH FLOWS
Net cash provided by operating activities..................  $    899       $  2,000
                                                             --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    22,406         18,453
     Equity securities.....................................       218            181
     Mortgage and consumer loans...........................       878            687
     Real estate and real estate joint ventures............       127             44
     Other limited partnership interests...................       537            152
  Purchases of:
     Fixed maturity securities.............................   (19,021)       (26,517)
     Equity securities.....................................       (62)            --
     Mortgage and consumer loans...........................    (1,870)          (460)
     Real estate and real estate joint ventures............       (53)            --
     Other limited partnership interests...................      (295)          (233)
  Net change in policy loans...............................        18              5
  Net change in short-term investments.....................     1,033            633
  Net change in other invested assets......................      (129)          (728)
  Other, net...............................................        (1)            17
                                                             --------       --------
Net cash provided by (used in) investing activities........  $  3,786       $ (7,766)
                                                             --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..............................................  $  1,633       $  7,075
     Withdrawals...........................................    (4,936)        (8,682)
  Net change in payables for collateral under securities
     loaned and other transactions.........................      (468)         7,458
  Dividends on common stock................................      (917)            --
  Other, net...............................................       (37)           (61)
                                                             --------       --------
Net cash (used in) provided by financing activities........    (4,725)         5,790
                                                             --------       --------
Change in cash and cash equivalents........................       (40)            24
Cash and cash equivalents, beginning of period.............       331            307
                                                             --------       --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...................  $    291       $    331
                                                             ========       ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Income tax............................................  $     88       $     51
                                                             ========       ========
  Non-cash transactions during the period:
     Contribution of other intangible assets, net of income
       tax.................................................  $    162       $     --
     Contribution of goodwill from MetLife, Inc. ..........  $     32       $     --
                                                             ========       ========


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

             NOTES TO CONDENSED FINANCIAL INFORMATION OF REGISTRANT

1.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC," formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 of the consolidated financial statements for further information on the Acquisition.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, financial information of the registrant has been provided for periods subsequent to the Acquisition Date only.

  BASIS OF PRESENTATION

     The condensed financial information of MetLife Connecticut should be read in conjunction with the Consolidated Financial Statements of MICC and the notes thereto (the "Consolidated Financial Statements"). These condensed nonconsolidated financial statements reflect the results of operations, financial condition and cash flows for MetLife Connecticut. Investments in subsidiaries are accounted for using the equity method of accounting prescribed by Accounting Principles Board ("APB") Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The condensed statement of income and statement of cash flows for the year ended December 31, 2005 included herein reflect the full year of operating results for MLI-USA in equity in earnings of subsidiaries.

     MetLife Connecticut's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") except as stated above which requires management to make certain estimates and assumptions. The most important of these estimates and assumptions relate to fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed financial statements and accompanying notes. Actual results could differ materially from these estimates.

     For information on the following, refer to the indicated Notes to the Consolidated Financial Statements of MICC:

     - Business, Basis of Presentation and Summary of Significant Accounting Policies (Note 1)

     - Acquisition of MetLife Insurance Company of Connecticut by MetLife, Inc. from Citigroup Inc. (Note 2)

     - Contingencies, Commitments and Guarantees (Note 12)

     - Equity (Note 14)

2.  SUPPORT AGREEMENT

     MetLife Connecticut entered into a net worth maintenance agreement with its indirect subsidiary, MetLife Europe Limited, an Irish company ("MetLife Europe"), in connection with MetLife Europe's formation. Under the agreement, MetLife Connecticut has agreed, without limitation as to amount, to cause MetLife Europe to have a minimum capital and surplus of the greater of EUR 14 million or an amount sufficient to provide solvency cover equal to 200% of the minimum solvency cover required by applicable law and regulation, as interpreted by the Irish Financial Services Regulatory Authority or any successor body, during MetLife Europe's first three years of operation and 150% thereafter, and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of MetLife Europe was in excess of the minimum capital and surplus amount referenced above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                     AS OF DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                              DAC       FUTURE POLICY     POLICYHOLDER
                                              AND    BENEFITS AND OTHER      ACCOUNT      UNEARNED
SEGMENT                                      VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE(1)
-------                                     ------   ------------------   ------------   ----------


2006
Individual................................  $4,946         $ 3,769           $20,660        $260
Institutional.............................     165          12,895            14,496           3
Corporate & Other.........................      --           4,503               (57)         --
                                            ------         -------           -------        ----
                                            $5,111         $21,167           $35,099        $263
                                            ======         =======           =======        ====
2005
Individual................................  $4,753         $ 3,452           $21,403        $141
Institutional.............................     161          11,880            16,460           1
Corporate & Other.........................      --           4,305               (23)         --
                                            ------         -------           -------        ----
                                            $4,914         $19,637           $37,840        $142
                                            ======         =======           =======        ====
2004(2)...................................  $  678         $   149           $ 4,591        $  6
                                            ======         =======           =======        ====



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

   (2) Prior to the Acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                               PREMIUM                 POLICYHOLDER   AMORTIZATION OF
                               REVENUE        NET      BENEFITS AND     DAC AND VOBA       OTHER          PREMIUMS
                             AND POLICY   INVESTMENT     INTEREST        CHARGED TO      OPERATING         WRITTEN
SEGMENT                        CHARGES      INCOME       CREDITED      OTHER EXPENSES   EXPENSES(1)   (EXCLUDING LIFE)
-------                      ----------   ----------   ------------   ---------------   -----------   ----------------


2006
Individual.................    $1,462       $  985        $  984            $481            $564             $--
Institutional..............        89        1,449         1,097               6              10               9
Corporate & Other..........        25          405            27               1             111              25
                               ------       ------        ------            ----            ----             ---
                               $1,576       $2,839        $2,108            $488            $685             $34
                               ======       ======        ======            ====            ====             ===
2005(2)
Individual.................    $  997       $  530        $  641            $287            $353             $--
Institutional..............       133          712           627               1              29               9
Corporate & Other..........        13          196            22              --               8              13
                               ------       ------        ------            ----            ----             ---
                               $1,143       $1,438        $1,290            $288            $390             $22
                               ======       ======        ======            ====            ====             ===
2004(3)....................    $  168       $  207        $  171            $115            $ 64             $--
                               ======       ======        ======            ====            ====             ===



--------

   (1) Includes other expenses excluding amortization of deferred acquisition costs and value of business acquired charged to other expenses.

   (2) Includes six months of results for MetLife Connecticut and twelve months of results for MLI-USA.

   (3) Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                                 % AMOUNT
                                                                                  ASSUMED
                                GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   --------   -------   ----------   --------


2006
Life insurance in force.......    $153,390     $119,281   $14,374     $48,483      29.6%
                                  ========     ========   =======     =======
Insurance premium
Life insurance................    $    323     $     72   $    21     $   272       7.7%
Accident and health...........         276          240        --          36        --%
                                  --------     --------   -------     -------
  Total insurance premium.....    $    599     $    312   $    21     $   308       6.8%
                                  ========     ========   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                GROSS AMOUNT    CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   -------   -------   ----------   --------


2005
Life insurance in force.......    $126,362     $93,686   $16,921     $49,597      34.1%
                                  ========     =======   =======     =======
Insurance premium
Life insurance................    $    269     $    45   $    38     $   262      14.5%
Accident and health...........         144         125        --          19        --%
                                  --------     -------   -------     -------
  Total insurance premium.....    $    413     $   170   $    38     $   281      13.5%
                                  ========     =======   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                 GROSS AMOUNT    CEDED   ASSUMED   NET AMOUNT    TO NET
                                 ------------   ------   -------   ----------   --------


2004
Life insurance in force........     $4,310      $2,759     $--       $1,551        --%
                                    ======      ======     ===       ======
Insurance premium
Life insurance.................     $   13      $    4     $--       $    9        --%
                                    ------      ------     ---       ------
  Total insurance premium......     $   13      $    4     $--       $    9        --%
                                    ======      ======     ===       ======



     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

                          PIONEER ANNUISTAR(SM) ANNUITY
                             PORTFOLIO ARCHITECT II
                           PIONEER ANNUISTAR(SM) VALUE

                       STATEMENT OF ADDITIONAL INFORMATION

         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415

MIC-BOOK-72-73-87                                                 APRIL 30, 2007